UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08239

ProFunds
(Exact name of registrant as specified in charter)

7272 Wisconsin Avenue, 21st Floor	Bethesda, MD	20814
(Address of principal executive offices)		(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(240) 497-6400

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2022

Item 1. Reports to Stockholders.

Annual Report

DECEMBER 31, 2022

Government Money Market ProFund

Table of Contents

1	Message from the Chairman
3	Fund Performance, Allocation of Portfolio Holdings and Expense Examples
7	Financial Statements and Financial Highlights
11	Notes to Financial Statements
16	Report of Independent Registered Public Accounting Firm
17	Board Approval of Investment Advisory Agreement
18	Trustees and Officers
19	Government Cash Management Portfolio

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Message from the Chairman

Dear Shareholder:

During these times of geopolitical and economic uncertainty, I want to reaffirm our commitment to providing you, our investors, with innovative products and services to help you meet your investment objectives. The following is our Government Money Market ProFund Annual Report to Shareholders for the twelve months ending December 31, 2022.

The Government Money Market ProFund invests substantially all of its assets in the Government Cash Management Portfolio, a separate investment company managed by DWS Investment Management Americas, Inc.

Money market rates moved in a range of between 0.1% and 4.4% during the year, closely tracking the effective Federal Funds rate, which ended the period at 4.33%.

Interest Rates Increase as Policymakers Fight Inflation

Concerns about persistently high inflation and looming recession dominated economic policymaking in 2022. In the United States, the Federal Reserve launched an aggressive effort to tighten monetary policy that continued throughout the year, eventually bringing its short-term rate to a target range of between 4.25% and 4.5%. The Fed's initial series of rate hikes occurred at the fastest pace since the 1980s, and has pushed borrowing costs to their highest levels since 2008. Fed Chair Jerome Powell indicated in November, however, that the pace of rate hikes might soon begin to moderate, and in December, the Fed increased rates by 50 basis points instead of 75 basis points, as it had at its previous four meetings.

Despite the Fed's efforts to cool the economy and the consequent market volatility, the U.S. economy showed signs of resilience. Following modest contractions during the first two quarters of 2022, U.S. GDP posted 3.2% growth in the third quarter and 2.9% in the fourth quarter. Unemployment ended the year at 3.5%, and the U.S. dollar displayed strength as well, rising 6.2% over the year, based on the Bloomberg Dollar Spot Index.

Government Money Market ProFund

During this period, which has been characterized by persistent inflation and rising interest rates, the Government Money Market ProFund continued to achieve its objective of maintaining a stable net asset value of $1.00 per share for investors. The fund potentially benefits investors by seeking a higher level of current income consistent with liquidity and capital preservation. It also serves investors as a vehicle for moving money between ProFunds products, or for holding assets until they are ready to invest. We thank you for the trust and confidence you have placed in us by using the Government Money Market ProFund, and we appreciate the opportunity to continue serving your investment needs.

Sincerely,

Michael L. Sapir
Chairman of the Board of Trustees

1

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Fund Performance, Allocation of Portfolio Holdings and Expense Examples

4 :: Government Money Market ProFund :: Fund Performance

The Government Money Market ProFund seeks, as its investment objective, a high level of current income consistent with liquidity and preservation of capital. The seven-day yield, as of December 31, 2022, was 3.35% for the Investor Class and 2.32% for the Service Class.

The assets of the Fund are part of a $32.2 billion portfolio managed by DWS Investment Management Americas, Inc. Its managers seek to maintain a stable net asset value of $1.00, however there is no assurance that they will be able to do so.

An investment in this Fund is neither guaranteed nor insured by the Federal Deposit Insurance Corporation or any other government agency. Although the ProFund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

Past performance is not predictive of future results. The performance data quoted represents past performance and current returns may be lower or higher. Yield will vary and principal value may fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month end, please visit ProFunds.com.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Allocation of Portfolio Holdings and Expense Examples :: Government Money Market ProFund :: 5

Investment Objective: The Government Money Market ProFund seeks a high level of current income consistent with liquidity and preservation of capital.

An investment in this ProFund is neither guaranteed nor insured by the Federal Deposit Insurance Corporation or any other government agency. Although the ProFund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the ProFund.

Allocation of Portfolio Holdings

Government Money Market ProFund Market Exposure

Investment Type	% of Net Assets
Investment in Government Cash Management Portfolio(a)	112%
Total Exposure	112%

(a)	The Government Cash Management Portfolio holdings are included in the accompanying financial statements of the Portfolio.

Government Cash Management Portfolio Asset Allocation(a)

Investment Type	% of Net Assets
Government & Agency Obligations
U.S. Government Sponsored Agencies	18%
U.S. Treasury Obligations	9%
Repurchase Agreements	73%

Expense Examples

As a ProFund shareholder, you may incur two types of costs: (1) transaction costs, including wire redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other ProFund expenses (including expenses allocated from the Government Cash Management Portfolio). These examples are intended to help you understand your ongoing costs (in dollars) of investing in the ProFund and to compare these costs with the ongoing cost of investing in other mutual funds. Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher. Therefore, these examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held throughout the period ended December 31, 2022.

The columns below under the heading entitled "Actual" provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held throughout the period ended December 31, 2022.

The columns below under the heading entitled "Hypothetical" provide information about hypothetical account values and hypothetical expenses based on the ProFund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the ProFund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the ProFund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

			Actual		Hypothetical (5% return before expense)
	Annualized Expense Ratio During Period	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period*	Ending Account Value 12/31/22	Expenses Paid During Period*
Government Money Market ProFund – Investor Class	0.98%	$1,000.00	$1,009.70	$4.96	$1,020.27	$4.99
Government Money Market ProFund – Service Class	1.75%	1,000.00	1,005.90	8.85	1,016.38	8.89

*	Expenses are equal to the average account value over the period multiplied by the ProFund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

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Financial Statements and Financial Highlights

8 :: Government Money Market ProFund :: Financial Statements

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Investment in Government Cash Management Portfolio, at value	$223,733,252
Receivable for capital shares issued	4,128,004
Prepaid expenses	24,803
TOTAL ASSETS	227,886,059

LIABILITIES:
Distributions payable	16,997
Payable for capital shares redeemed	28,590,089
Management services fees payable	85,322
Administration fees payable	6,156
Distribution and services fees payable-Service Class	8,695
Transfer agency fees payable	48,080
Compliance services fees payable	1,531
Service fees payable	1,255
Other accrued expenses	183,106
TOTAL LIABILITIES	28,941,231
NET ASSETS	$198,944,828

NET ASSETS CONSIST OF:
Capital	$199,203,203
Total distributable earnings (loss)	(258,375)
NET ASSETS	$198,944,828

INVESTOR CLASS:
Net Assets	$188,251,213
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	188,496,780
Net Asset Value (offering and redemption price per share)	$1.00
SERVICE CLASS:
Net Assets	$10,693,615
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	10,706,119
Net Asset Value (offering and redemption price per share)	$1.00

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Interest	$3,658,034	(a)
Expenses	(134,042	)(a)(b)
TOTAL INVESTMENT INCOME	3,523,992

EXPENSES:
Management services fees	775,651
Administration fees	71,372
Distribution and services fees-Service Class	40,832
Transfer agency fees	277,150
Administrative services fees	179,350
Registration and filing fees	55,221
Fund accounting fees	10,000
Trustee fees	4,162
Compliance services fees	1,605
Service fees	13,973
Audit fees	140,684
Other fees	60,334
Recoupment of prior expenses reimbursed by the Advisor	179,510
Total Gross Expenses before reductions	1,809,844
Less Expenses reduced by the Advisor	(396,925)
TOTAL NET EXPENSES	1,412,919
NET INVESTMENT INCOME	2,111,073

REALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(258,080	)(a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,852,993

(a)	Allocated from Government Cash Management Portfolio.
(b)	For the year ended December 31, 2022, the Advisor to the Government Cash Management Portfolio waived fees, of which $169,186 was allocated to the Government Money Market ProFund on a pro-rated basis.

See accompanying notes to the financial statements.

Financial Statements :: Government Money Market ProFund :: 9

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income	$2,111,073	$47,873
Net realized gains (losses) on investments	(258,080)	3,219
Change in net assets resulting from operations	1,852,993	51,092

DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions
Investor Class	(2,049,183)	(44,300)
Service Class	(63,462)	(2,023)
Change in net assets resulting from distributions	(2,112,645)	(46,323)

CAPITAL TRANSACTIONS:
Proceeds from shares issued
Investor Class	3,014,039,725	3,633,566,774
Service Class	54,449,952	61,280,585
Distributions reinvested
Investor Class	1,979,126	39,632
Service Class	63,462	1,876
Value of shares redeemed
Investor Class	(3,021,602,279)	(3,663,943,541)
Service Class	(52,955,225)	(61,771,682)
Change in net assets resulting from capital transactions	(4,025,239)	(30,826,356)
Change in net assets	(4,284,891)	(30,821,587)

NET ASSETS:
Beginning of period	203,229,719	234,051,306
End of period	$198,944,828	$203,229,719

SHARE TRANSACTIONS:
Issued
Investor Class	3,014,039,725	3,633,566,774
Service Class	54,449,952	61,280,585
Reinvested
Investor Class	1,979,126	39,632
Service Class	63,462	1,876
Redeemed
Investor Class	(3,021,602,279)	(3,663,943,541)
Service Class	(52,955,225)	(61,771,682)
Change in shares	(4,025,239)	(30,826,356)

See accompanying notes to the financial statements.

10 :: Government Money Market ProFund :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities						Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income(a)(b)		Net Realized Gains (Losses) on Investments(b)		Total from Investment Activities		Net Investment Income	Net Realized Gains on Investments		Total Distributions
Government Money Market ProFund
Investor Class
Year Ended December 31, 2022	$1.000	0.010		—	(d)	0.010		(0.010)	—		(0.010)
Year Ended December 31, 2021	$1.000	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended December 31, 2020	$1.000	0.001		—	(d)	0.001		(0.001)	—		(0.001)
Year Ended December 31, 2019	$1.000	0.013		—	(d)	0.013		(0.013)	—		(0.013)
Year Ended December 31, 2018	$1.000	0.009		—	(d)	0.009		(0.009)	—	(d)	(0.009)
Service Class
Year Ended December 31, 2022	$1.000	0.006		—	(d)	0.006		(0.006)	—		(0.006)
Year Ended December 31, 2021	$1.000	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended December 31, 2020	$1.000	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended December 31, 2019	$1.000	0.003		—	(d)	0.003		(0.003)	—		(0.003)
Year Ended December 31, 2018	$1.000	0.002		—	(d)	0.002		(0.002)	—	(d)	(0.002)

		Ratios to Average Net Assets				Supplemental Data
Net Asset Value, End of Period	Total Return	Gross Expenses(b)(c)	Net Expenses(b)		Net Investment Income(b)	Net Assets, End of Period (000's)

$1.000	0.99%	0.86%	0.68	%(e)	0.97%	$188,251
$1.000	0.02%	0.70%	0.04	%(e)	0.02%	$194,082
$1.000	0.14%	0.84%	0.34	%(e)	0.14%	$224,414
$1.000	1.25%	0.98%	0.98%		1.26%	$277,733
$1.000	0.86%	1.01%	1.01%		0.87%	$460,210

$1.000	0.61%	1.22%	1.04	%(e)	0.57%	$10,694
$1.000	0.02%	0.70%	0.04	%(e)	0.02%	$9,148
$1.000	0.02%	1.24%	0.41	%(e)	0.02%	$9,637
$1.000	0.31%	1.98%	1.98%		0.32%	$8,436
$1.000	0.20%	1.64%	1.64%		0.20%	$14,517

(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	Per share amounts and percentages include the applicable allocation from the Government Cash Management Portfolio.
(c)	For the periods ended December 31, 2022, December 31, 2021, December 31, 2020, December 31, 2019, and December 31, 2018, the Advisor to the Government Cash Management Portfolio waived fees which were allocated to the Government Money Market ProFund on a pro-rata basis. If included, the corresponding impact to the gross expense ratio would be an increase of 0.08%, 0.11%, 0.06%, 0.07%, and 0.04%, respectively.
(d)	Amount is less than $0.0005.
(e)	The expense ratio for the period reflects the deduction of certain expenses to maintain a certain minimum net yield.

See accompanying notes to the financial statements.

Notes to Financial Statements

12 :: Government Money Market ProFund :: Notes to Financial Statements :: December 31, 2022

1. Organization

ProFunds (the "Trust") consists of 117 separate investment portfolios and is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act") and thus follows accounting and reporting guidance for investment companies. The Trust is organized as a Delaware statutory trust and is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. The accompanying financial statements relate to the Government Money Market ProFund, (the "ProFund"). The ProFund has two classes of shares: the Investor Class and Service Class. The ProFund is a feeder fund in a master-feeder fund structure and seeks to achieve its objective by investing all of its investable assets in the Government Cash Management Portfolio (the "Portfolio"), an open-end management investment company that is advised by DWS Investment Management Americas, Inc. ("DIMA") and has the same investment objective as the ProFund. As of December 31, 2022, the percentage of the Portfolio's interests owned by the ProFund was 0.7%. The financial statements of the Portfolio, including its schedule of portfolio investments, are included in this report and should be read in conjunction with the ProFund's financial statements.

Each class of shares has identical rights and privileges except with respect to fees paid under the Distribution and Shareholder Services Plan and voting rights on matters affecting a single class of shares.

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust and ProFund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the ProFund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the ProFund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Investment Valuation

The ProFund records its investments in the Portfolio at fair value, which represents its proportionate ownership of the value of the Portfolio's net assets. The valuation techniques used to determine fair value are further described in Note 3. The Portfolio's Notes to Financial Statements included elsewhere in this report provide information about the Portfolio's valuation policy and its period-end security valuations.

Investment Transactions and Related Income

Investment transactions are accounted for on trade date on the last business day of the reporting period.

The ProFund records daily its proportionate share of the Portfolio's income, expenses, and realized gains and losses. In addition, the ProFund accrues its own expenses.

Allocations

Expenses directly attributable to the ProFund are charged to the ProFund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliate, are allocated among the respective funds in the Trust and/or affiliate based upon relative net assets or another reasonable basis.

The investment income, expenses (other than class specific expenses charged to a class) and realized gains and losses on investments of the ProFund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized gains and losses are incurred.

Distributions to Shareholders

The ProFund declares distributions from net investment income daily and pays the dividends on a monthly basis. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, distribution reclassification), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes

The ProFund intends to continue to qualify each year as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFund intends to make timely distributions in order to avoid tax liability. Accordingly, no provision for federal income taxes is required in the financial statements. The ProFund has a calendar tax year end.

Management of the ProFund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken and the ProFund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

3. Investment Valuation Summary

The valuation techniques employed by the ProFund, described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs

December 31, 2022 :: Notes to Financial Statements :: Government Money Market ProFund :: 13

used for valuing the ProFund's investments are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical assets

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the ProFund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

As of December 31, 2022, the ProFund's $233,733,252 investment in the Portfolio, which is a registered investment company, is based on Level 2 inputs due to the ProFund's master-feeder structure. There were no Level 1 or Level 3 investments held by the ProFund during the year ended December 31, 2022.

4. Fees and Transactions with Affiliates and Other Parties

ProFund Advisors LLC (the "Advisor") serves as the investment advisor of the ProFund for an annual fee equal to 0.35% of the average daily net assets of the ProFund, although no fee is payable under the agreement unless the master-feeder relationship with the Portfolio is terminated and the Advisor directly invests the assets of the ProFund. DIMA is the investment advisor to the Portfolio in which the ProFund invests its assets.

Citi Fund Services Ohio, Inc. ("Citi") acts as the Trust's administrator (the "Administrator"). For its services as Administrator, the Trust pays Citi an annual fee based on the Trust's aggregate average net assets at an annualized tier rate ranging from 0.00375% to 0.05%, and a base fee for certain filings. Administration fees include additional fees paid to Citi by the Trust for additional services provided, including support of the Trust's compliance program.

FIS Investor Services LLC ("FIS") acts as the Trust's transfer agent. For these services, the Trust pays FIS a base fee, account and service charges, and reimbursement of certain expenses.

ProFunds Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of the Advisor, serves as the Trust's distributor. Under a Distribution and Shareholder Services Plan, adopted by the Trust's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, the ProFund may pay financial intermediaries such as broker-dealers, investment advisors and the Distributor up to 1.00%, on an annualized basis, of the average daily net assets attributable to Service Class shares as compensation for service and distribution-related activities and/or shareholder services with respect to Service Class shares.

The Distribution and Service Fees were suspended at the start of the year, the Distribution and Service Fees were incrementally reinstated over the course of the year as follows:

For the Period:	Distribution and Service Fees reinstated:
January 1 through June 30, 2022	—
July 1 through July 31, 2022	0.10%
August 1 through August 31, 2022	0.50%
September 1 through December 31, 2022	1.00%

Had the ProFund paid an amount equal to 1.00% of the average daily net assets attributable to Service Class shares for the entire year, the Distribution and Service Fees would have been $111,935 for the year ended December 31, 2022.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFund. For these services, the ProFund pays the Advisor a fee at the annual rate of 0.35% of its average daily net assets for providing feeder fund management and administrative services to the ProFund.

The Advisor, pursuant to a separate Services Agreement, performs certain services related to the operation and maintenance of a shareholder trading platform. For these services, the Trust pays the Advisor a monthly base fee as reflected on the Statement of Operations as "Service fees".

The ProFund pays fees to certain intermediaries or financial institutions for record keeping, sub-accounting services, transfer agency and other administrative services as reflected on the Statement of Operations as "Administrative services fees".

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Except as noted below with respect to the Trust's Chief Compliance Officer, such Officers and Trustee receive no compensation from the ProFund for serving in their respective roles. The Trust, together with affiliated Trusts, pays each Independent Trustee compensation for his services at the annual rate of $325,000 per Trustee, inclusive of all meetings. During the year ended December 31, 2022, actual Trustee compensation was $975,000 in aggregate from the Trust and affiliated trusts. There are certain employees of the Advisor, such as the Trust's Chief Compliance Officer and staff who administer the Trust's compliance program, in which the ProFund reimburses the Advisor for their related compensation and certain other expenses incurred as reflected on the Statement of Operations as "Compliance services fees".

The Advisor has contractually agreed to waive management services fees, and if necessary, reimburse certain other expenses of the ProFund for the periods below in order to limit the annual operating expenses (exclusive of brokerage costs, interest, taxes, litigation, indemnification, and extraordinary expenses) as follows:

	For the Period May 1, 2022 through April 30, 2023		For the Period May 1, 2021 through April 30, 2022
	Investor Class	Service Class	Investor Class	Service Class
Government Money Market ProFund	0.98%	1.98%	0.98%	1.98%

14 :: Government Money Market ProFund :: Notes to Financial Statements :: December 31, 2022

The Advisor has also contractually agreed to waive management services fees, and if necessary, reimburse certain other expenses of the ProFund through April 30, 2023 to the extent necessary to maintain a certain minimum net yield as determined by the Advisor. The Advisor has contractually undertaken to waive its fees and/or reimburse certain expenses to maintain the minimum yield floor limit at 0.02% through April 30, 2023.

The Advisor may recoup the management services fees contractually waived or limited and other expenses reimbursed by it within three years from the expense limit period and minimum yield limit period in which they were taken. Such recoupment shall be made monthly, but only to the extent that such recoupment would not cause the net yield of each Class of the ProFund to fall below the highest previously determined minimum yield and such recoupment would not cause annualized operating expenses to exceed the expense limit in effect at the time of the waiver, and the expense limit in effect at the time of the recoupment. Any amounts recouped by the Advisor during the period are reflected on the Statement of Operations as "Recoupment of prior expenses reduced by the Advisor". As of December 31, 2022, the recoupments that may potentially be made by the ProFund are as follows:

	Expires 4/30/23	Expires 4/30/24	Expires 4/30/25	Total
Government Money Market ProFund	$25,272	$1,712,162	$1,234,557	$2,971,991

5. Investment Risks

The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund. The risks are presented in an order intended to facilitate readability, and their order does not imply that the realization of one risk is likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus (COVID-19)), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such as natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the ProFund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the ProFund may have difficulty achieving its investment objective which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the ProFund's investment advisor and third-party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the ProFund's investments. These factors can cause substantial market volatility, exchange trading suspensions and closures and can impact the ability of the ProFund to complete redemptions and otherwise affect ProFund performance and ProFund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on the ProFund's performance, resulting in losses to your investment.

Risk that Current Assumptions and Expectations Could Become Outdated As a Result of Global Economic Shocks

The onset of the novel coronavirus (COVID-19) has caused significant shocks to global financial markets and economies, with many governments taking extreme actions to slow and contain the spread of COVID-19 (including any variants). These actions have had, and likely will continue to have, a severe economic impact on global economies as economic activity in some instances has essentially ceased. The global economic shocks being experienced as of the date hereof may cause the underlying assumptions and expectations of the ProFund to quickly become outdated or inaccurate, resulting in significant losses. Additionally, other public health issues, war, military conflicts, sanctions, acts of terrorism, sustained elevated inflation, supply chain issues or other events could have a significant negative impact on global financial markets and economies. Russia's recent military incursions in Ukraine have led to and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the ProFund's investments, even beyond any direct exposure the ProFund may have to the region or to adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. How long such tensions and related events will last cannot be predicted. These tensions and any related events could have significant impact on the ProFund performance and the value of an investment in the ProFund.

December 31, 2022 :: Notes to Financial Statements :: Government Money Market ProFund :: 15

6. Federal Income Tax Information

The tax character of dividends paid to shareholders during the applicable tax years ended, as noted below, were as follows:

	Ordinary Income	Total Distributions Paid
December 31, 2022
Government Money Market ProFund	$2,111,273	$2,111,273
December 31, 2021
Government Money Market ProFund	$47,673	$47,673

As of the most recent tax year ended December 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Total Unrealized Appreciation (Depreciation)	Accumulated Earnings (Deficit)
Government Money Market ProFund	$—	$—	$—	$(258,375)	$—	$(258,375)

As of the tax year ended December 31, 2022, the ProFund had net capital loss carryforwards ("CLCFs") as summarized in the table below:

No Expiration Date
Government Money Market ProFund	$258,375

Unused limitations accumulate and increase limited CLCFs available for use in offsetting net capital gains. The Board does not intend to authorize a distribution of any realized gain for the ProFund until any applicable CLCF has been offset or utilized.

7. Subsequent Events

On December 13, 2022, the Board of Trustees approved a Plan of Liquidation and Termination for the Telecommunications UltraSector ProFund, a separate investment portfolio of the Trust not included in this report. Effective February 7, 2023, the Telecommunications UltraSector ProFund was liquidated and closed. Subsequently, the total number of separate investment portfolios in the Trust was reduced from 117 to 116.

The ProFund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no additional subsequent events to report that have a material impact on the ProFund's financial statements.

16 :: Government Money Market ProFund :: Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ProFunds and Shareholders of Government Money Market ProFund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Government Money Market ProFund (one of the funds constituting ProFunds, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022 including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the Accounting Agent for the Master Fund. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Baltimore, Maryland
February 27, 2023

We have served as the auditor of one or more investment companies in ProFunds and ProShares Trust group since 1997.

December 31, 2022 :: Board Approval of Investment Advisory Agreement :: Government Money Market ProFund :: 17

At a meeting held on September 12-13, 2022, the Board of Trustees (the "Board") of ProFunds (the "Trust") considered the the annual renewal of the Investment Advisory Agreement between ProFund Advisors LLC (the "Advisor") and the Trust on behalf of the Government Money Market ProFund (the "Fund") (the "Advisory Agreement").

The Board did not identify any particular information that was most relevant to its consideration to approve the continuation of the Advisory Agreement and each Trustee may have afforded different weight to the various factors. The Board received a memorandum from independent legal counsel to the Independent Trustees regarding the Board's fiduciary responsibilities under state and federal law with respect to the Board's considerations of the renewal or approval of investment advisory agreements. The Independent Trustees were advised by their independent legal counsel throughout the process, including about the legal standards applicable to their review. The Independent Trustees met in executive session to discuss and evaluate the information provided by the Advisor and the independent consultant.

The Board noted that the Fund is a feeder fund that invests all its shares in a master fund that is advised by a third party investment adviser. The Trustees noted that the contractual amount of the fee is 0.35% of the Fund's average annual daily net assets, but that the Advisor does not collect this fee for so long as the Fund is a feeder fund that invests in shares of a master fund. The Board also noted that the Fund pays the Advisor a Management Services fee of 0.35% of the Fund's average annual daily net assets, all of which the Advisor has waived. The Board noted that the Advisor has contractually agreed to reduce Fund expenses to retain a certain minimum yield as well as to reimburse advisory and management services fees that exceed 0.98% for the Investor Class and 1.98% for the Service Class through April 30, 2023. In response to a request from the Independent Trustees, the Advisor provided information for the Board to consider relating to the continuation of the Advisory Agreement in light of the structure of the Fund.

The Board considered that the Advisor has the requisite portfolio management skills to manage the Fund if necessary and considered the reasonableness of the fee should the Advisor begin to provide services under the Advisory Agreement. In assessing the reasonableness of the fee, the Board considered the nature of the services described in the Advisory Agreement, and fees charged by comparable money market funds.

In its deliberations, the Board also considered the Advisor's non-advisory services, including those performed under a separate Management Services Agreement. The Board considered any indirect, or "fall-out," benefits that the Advisor or its affiliates derived from their relationship to the Fund but concluded that such benefits were relatively insignificant. The Board considered that ProFund Distributors, Inc. ("PDI"), a wholly-owned subsidiary of the Advisor, earns fees from the Fund for providing services under a Distribution and Shareholder Services Plan.

In addition to the information provided and discussions that occurred at the meeting at which the Board took action regarding the renewal of the Advisory Agreement, the Board regularly considers matters bearing on the Fund and its investment advisory, administration and distribution arrangements including the Fund's investment results and performance data, at its regular meetings throughout the year. The Board's conclusions may take into account their consideration of the relevant arrangements during the course of the year and in prior years.

Based on, but not limited to, the above considerations and determinations, the Board, including all of the Independent Trustees, determined that the Advisory Agreement for the Fund is fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rates to be paid, the Advisor's expenses, the feeder fund structure of the Fund, and such other matters as the Board considered relevant in the exercise of its business judgement. Accordingly, the Board concluded that the continuation of the Advisory Agreement and the continued investment by the Fund into the master portfolio was in the best interests of the shareholders of the Fund. On this basis, the Board unanimously voted in favor of the renewal of the Advisory Agreement.

18 :: Government Money Market ProFund :: Trustees and Executive Officers (unaudited)

Name, Address, and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Operational Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

William D. Fertig c/o ProFunds Trust 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present).	ProFunds (117); ProShares Trust (121)	Context Capital

Russell S. Reynolds, III c/o ProFunds Trust 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	RSR Partners, Inc. (Executive Recruitment and Corporate Governance Consulting): Managing Director (February 1993 to present).	ProFunds (117); ProShares Trust (121)	RSR Partners, Inc.

Michael C. Wachs c/o ProFunds Trust 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	Linden Lane Capital Partners LLC (Real Estate Investment and Development): Managing Principal (2010 to present).	ProFunds (117); ProShares Trust (121)	NAIOP (the Commercial Real Estate Development Association)

Interested Trustee

Michael L. Sapir** 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman of the Board	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (April 1997 to present); ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC (June 2008 to present).	ProFunds (117); ProShares Trust (121)	None

*	The "Fund Complex" consists of all operational registered investment companies under the 1940 Act that are advised by ProFund Advisors LLC and any operational registered investment companies that have an investment adviser that is an affiliated person of ProFund Advisors LLC. Investment companies that are non-operational (and therefore, not publicly offered) as of the date of this report are excluded from these figures.
**	Mr. Sapir is an "interested person," as defined by the 1940 Act, because of his ownership interest in the Advisor.

Name, Address, and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Executive Officers

Todd B. Johnson 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Advisor and ProShare Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present).

Victor M. Frye, Esq. 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; September 2004 to present	Counsel and Chief Compliance Officer of the Advisor
(October 2002 to present) and ProShare Advisors LLC
(December 2004 to present); Secretary of ProFunds
Distributors, Inc. (April 2008 to present); Chief Compliance
Officer of ProFunds Distributors, Inc. (July 2015 to present).

Richard F. Morris 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present	General Counsel of the Advisor, ProShare Advisors, and ProShare Capital Management LLC (December 2015 to present); Chief Legal Officer of ProFunds Distributors, Inc. (December 2015 to present); Partner at Morgan Lewis & Bockius, LLP (October 2012 to November 2015).

Denise Lewis 4400 Easton Commons, Suite 200 Columbus, OH 43219 Birth Date: 10/63	Treasurer	Indefinite;June 2022 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (August 2020 to present) Director, Bank of New York Mellon (September 2015 to October 2019)

The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 888-776-3637.

Government Cash Management Portfolio

20 :: Government Cash Management Portfolio :: Investment Portfolio :: as of December 31, 2022

Investment Portfolio

Government & Agency Obligations 27.2%

U.S. Government Sponsored Agencies 17.7%

	Principal Amount	Value
Federal Home Loan Bank:
2.01%, 3/30/2023	$447,000,000	$447,000,000
2.5%, 4/28/2023	445,000,000	445,000,000
SOFR + 0.015%, 4.315%(a), 3/3/2023	150,000,000	150,000,000
SOFR + 0.03%, 4.33%(a), 1/13/2023	360,000,000	360,000,000
SOFR + 0.04%, 4.34%(a), 1/26/2023	643,000,000	643,000,000
SOFR + 0.04%, 4.34%(a), 1/30/2023	150,000,000	150,000,000
SOFR + 0.04%, 4.34%(a), 2/10/2023	40,000,000	40,000,000
SOFR + 0.055%, 4.355%(a), 3/9/2023	761,000,000	761,000,000
SOFR + 0.06%, 4.36%(a), 5/1/2023	1,017,000,000	1,017,000,000
SOFR + 0.07%, 4.37%(a), 3/27/2023	50,000,000	50,000,000
SOFR + 0.07%, 4.37%(a), 3/28/2023	250,000,000	250,000,000
SOFR + 0.07%, 4.37%(a), 4/3/2023	908,000,000	908,000,000
SOFR + 0.09%, 4.39%(a), 5/23/2023	402,000,000	402,000,000
Federal Home Loan Bank
Discount Notes, 3.956%(b), 1/3/2023	100,000,000	99,978,333
		5,722,978,333
U.S. Treasury Obligations 9.5%
U.S. Treasury Bills:
1.184%(b), 2/23/2023	150,000,000	149,741,846
1.187%(b), 2/23/2023	75,000,000	74,870,923
U.S. Treasury Floating Rate Notes:
3-month U.S. Treasury Bill Money Market Yield minus 0.015%, 4.383%(a), 1/31/2024	800,000,000	800,449,961
3-month U.S. Treasury Bill Money Market Yield + 0.029%, 4.427%(a), 7/31/2023	1,035,000,000	1,035,895,160
3-month U.S. Treasury Bill Money Market Yield + 0.034%, 4.432%(a), 4/30/2023	996,000,000	996,711,177
		3,057,669,067
Total Government & Agency Obligations (Cost $8,780,647,400)		8,780,647,400

Repurchase Agreements 72.6%
Barclays Bank PLC, 4.3%, dated 12/30/2022, to be repurchased at $22,110,559 on 1/3/2023(c)	22,100,000	22,100,000
BNP Paribas:
4.2%, dated 12/30/2022, to be repurchased at $350,163,333 on 1/3/2023(d)	350,000,000	350,000,000
4.25%, dated 12/30/2022, to be repurchased at $549,359,297 on 1/3/2023(e)	549,100,000	549,100,000
Citigroup Global Markets, Inc., 4.25%, dated 12/30/2022, to be repurchased at $46,021,722 on 1/3/2023(f)	46,000,000	46,000,000
Federal Reserve Bank of New York, 4.3%, dated 12/30/2022, to be repurchased at $21,810,415,556 on 1/3/2023(g)	21,800,000,000	21,800,000,000
Fixed Income Clearing Corp., 4.15%, dated 12/30/2022, to be repurchased at $95,644,082 on 1/3/2023(h)	95,600,000	95,600,000
HSBC Securities, Inc., 4.25%, dated 12/30/2022, to be repurchased at $67,331,781 on 1/3/2023(i)	67,300,000	67,300,000
JPMorgan Securities, Inc.:
4.26%, dated 12/30/2022, to be repurchased at $78,176,986 on 1/3/2023(j)	78,140,000	78,140,000
4.3%, dated 12/30/2022, to be repurchased at $253,821,212 on 1/3/2023(k)	253,700,000	253,700,000
Merrill Lynch & Co., Inc., 4.3%, dated 12/30/2022, to be repurchased at $50,023,889 on 1/3/2023(l)	50,000,000	50,000,000
Wells Fargo Bank:
4.25%, dated 12/30/2022, to be repurchased at $37,617,756 on 1/3/2023(m)	37,600,000	37,600,000
4.31%, dated 12/30/2022, to be repurchased at $31,945,291 on 1/3/2023(n)	31,930,000	31,930,000
Total Repurchase Agreements (Cost $23,381,470,000)		23,381,470,000

	% of Net Assets	Value
Total Investment Portfolio (Cost $32,162,117,400)	99.8	32,162,117,400
Other Assets and Liabilities, Net	0.2	52,022,092
Net Assets	100.0	$32,214,139,492

(a)	Floating rate security. These securities are shown at their current rate as of December 31, 2022.
(b)	Annualized yield at time of purchase; not a coupon rate.
(c)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
25,114,900	U.S. Treasury Notes	1.25	11/30/2026	22,542,085

The accompanying notes are an integral part of the financial statements.

as of December 31, 2022 :: Investment Portfolio :: Government Cash Management Portfolio :: 21

(d)  Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
157,077,900	U.S. Treasury Bills	Zero Coupon	1/10/2023	156,917,052
211,036,700	U.S. Treasury Notes	2.0–2.625	8/15/2025–5/31/2027	200,083,011
Total Collateral Value				357,000,063

(e)  Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
269,976,900	U.S. Treasury Bills	Zero Coupon	2/14/2023–12/28/2023	261,300,493
445,534,700	U.S. Treasury Bonds	2.0	8/15/2051	298,781,652
Total Collateral Value				560,082,145

(f)  Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
49,733,200	U.S. Treasury Inflation-Indexed Notes	0.125–0.625	1/15/2032–7/15/2032	46,920,075

(g)  Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
22,786,085,600	U.S. Treasury Notes	0.125–3.125	2/15/2024–11/15/2028	21,810,415,602

(h)  Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
89,277,600	U.S. Treasury Notes	0.125–1.75	1/15/2023–1/31/2023	97,512,076

(i)  Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
169,520,266	U.S. Treasury STRIPS	Zero Coupon	8/15/2040–11/15/2052	68,646,000

(j)  Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
100	U.S. Treasury Bonds	2.75	8/15/2042	82
81,023,400	U.S. Treasury Notes	0.125–1.5	5/15/2023–2/15/2030	79,702,740
Total Collateral Value				79,702,822

(k)  Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
482,953	Federal Home Loan Mortgage Corp.	2.375	1/1/2036	483,633
273,781,999	Federal National Mortgage Association	2.006–6.5	9/1/2025–10/1/2052	258,290,367
Total Collateral Value				258,774,000

(l)  Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
56,774,741	Government National Mortgage Association	2.5–8.5	5/15/2023–3/20/2052	51,000,001

The accompanying notes are an integral part of the financial statements.

22 :: Government Cash Management Portfolio :: Investment Portfolio :: as of December 31, 2022

(m)  Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
43,498,061	U.S. Treasury Notes	0.125–2.125	2/15/2024–2/15/2032	38,352,008

(n)  Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
34,420,096	Federal National Mortgage Association	2.0–7.0	9/1/2025–12/1/2052	32,568,600

SOFR:	Secured Overnight Financing Rate
STRIPS:	Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Portfolio are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of December 31, 2022 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities(a)	$—	$8,780,647,400	$—	$8,780,647,400
Repurchase Agreements	$—	$23,381,470,000	$—	$23,381,470,000
Total	$—	$32,162,117,400	$—	$32,162,117,400

(a)  See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Financial Statements :: Government Cash Management Portfolio :: 23

Statement of Assets and Liabilities
as of December 31, 2022

ASSETS:
Investments in non-affiliated securities, valued at amortized cost	$8,780,647,400
Repurchase agreements, valued at amortized cost	23,381,470,000
Cash	1,132
Interest receivable	53,759,681
Other assets	580,358
TOTAL ASSETS	32,216,458,571

LIABILITIES:
Accrued investment advisory fee	877,413
Accrued Trustees' fees	390,684
Other accrued expenses and payables	1,050,982
TOTAL LIABILITIES	2,319,079
NET ASSETS, AT VALUE	$32,214,139,492

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Income:
Interest	$531,732,140

EXPENSES:
Management fee	29,052,837
Administration fee	9,196,779
Custodian fee	252,599
Professional fees	469,219
Reports to shareholders	34,795
Trustees' fees and expenses	1,329,314
Other	1,082,275
Total expenses before expense reductions	41,417,818
Expense reductions	(22,156,925)
TOTAL EXPENSES AFTER EXPENSE REDUCTIONS	19,260,893
NET INVESTMENT INCOME	512,471,247

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(16,034,146)
Payments by affiliates (see Note D)	275,000
(15,759,146)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$496,712,101

The accompanying notes are an integral part of the financial statements.

24 :: Government Cash Management Portfolio :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$512,471,247	$8,898,329
Net realized gain (loss)	(15,759,146)	217,749
Net increase (decrease) in net assets resulting from operations	496,712,101	9,116,078

CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Proceeds from capital invested	118,068,249,636	93,706,698,612
Value of capital withdrawn	(119,999,687,552)	(86,189,439,789)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(1,931,437,916)	7,517,258,823
INCREASE (DECREASE) IN NET ASSETS	(1,434,725,815)	7,526,374,901
Net assets at beginning of period	33,648,865,307	26,122,490,406
Net assets at end of period	$32,214,139,492	$33,648,865,307

The accompanying notes are an integral part of the financial statements.

Financial Highlights :: Government Cash Management Portfolio :: 25

	For the year ended Dec. 31, 2022		For the year ended Dec. 31, 2021		For the year ended Dec. 31, 2020		For the year ended Dec. 31, 2019		For the year ended Dec. 31, 2018
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)	32,214		33,649		26,122		18,891		15,720
Ratio of expenses before expense reductions (%)	.14		.13		.13		.14		.14
Ratio of expenses after expense reductions (%)	.06		.03		.07		.07		.10
Ratio of net investment income (%)	1.67		.03		.36		2.13		1.76
Total Return (%)(a)	1.62	(b)	.03	(b)	.41	(c)	2.17	(c)	1.78	(c)

(a)  Total return would have been lower had certain expenses not been reduced.

(b)  Total return for the Portfolio was derived from the performance of DWS Government Money Market Series.

(c)  Total return for the Portfolio was derived from the performance of DWS Government Cash Reserves Fund Institutional.

The accompanying notes are an integral part of the financial statements.

26 :: Government Cash Management Portfolio :: Notes to Financial Statements :: December 31, 2022

A. Organization and Significant Accounting Policies

Government Cash Management Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a New York trust.

The Portfolio is a master fund; A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. The Portfolio may have several feeder funds, including affiliated DWS feeder funds and unaffiliated feeder funds, with a significant ownership percentage of the Portfolio's net assets. Investment activities of these feeder funds could have a material impact on the Portfolio. As of December 31, 2022, DWS Government Money Market Series owned approximately 99% of the Portfolio.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Portfolio qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Portfolio values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Portfolio are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Repurchase Agreements

The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Portfolio, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated sub-custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claims on the collateral may be subject to legal proceedings.

As of December 31, 2022, the Portfolio held repurchase agreements with a gross value of $23,381,470,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Portfolio's Investment Portfolio.

Federal Income Taxes

The Portfolio is considered a Partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

It is intended that the Portfolio's assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Portfolio.

At December 31, 2022, Government Cash Management Portfolio had an aggregate cost of investments for federal income tax purposes of $32,162,117,400.

The Portfolio has reviewed the tax positions for the open tax years as of December 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Contingencies

In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet

December 31, 2022 :: Notes to Financial Statements :: Government Cash Management Portfolio :: 27

been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other

Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

The Portfolio makes an allocation of its net investment income and realized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio.

B. Fees and Transactions with Affiliates

Management Agreement

Under the Investment Management Agreement with DWS Investment Management Americas, Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA ("DWS Group"), the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio.

Under the Investment Management Agreement with the Advisor, the Portfolio pays a monthly management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $3.0 billion of the Portfolio's average daily net assets	.1200%
Next $4.5 billion of such net assets	.1025%
Over $7.5 billion of such net assets	.0900%

Accordingly, for the year ended December 31, 2022, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.095% of the Portfolio's average daily net assets.

In addition, the Advisor agreed to voluntarily waive additional expenses. This voluntary waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived certain expenses of the Portfolio.

For the year ended December 31, 2022, fees waived and/or expenses reimbursed are $22,156,925.

Administration Fee

Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio paid the Advisor an annual fee ("Administration Fee") of 0.03% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2022, the Administration Fee was $9,196,779, of which $825,778 is unpaid.

Other Service Fees

Under an agreement with the Portfolio, DIMA is compensated for providing regulatory filing services to the Portfolio. For the year ended December 31, 2022, the amount charged to the Portfolio by DIMA included in the Statement of Operations under "Reports to shareholders"aggregated $860, of which $240 is unpaid.

Trustees' Fees and Expenses

The Portfolio paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

C. Line of Credit

The Portfolio and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement. The Portfolio had no outstanding loans at December 31, 2022.

D. Payments by Affiliates

During the year ended December 31, 2022, the Advisor agreed to reimburse the Portfolio $275,000 for losses incurred on a trade executed in violation of the Portfolio's investment guidelines. The amount reimbursed was less than 0.01% of the Portfolio's average net assets, thus having no impact on the Portfolio's total return.

E. Money Market Fund Investments and Yield

Rising interest rates could cause the value of the Portfolio's investments — and therefore its share price as well — to decline. A rising interest rate environment may cause investors to move out of fixed-income securities and related markets on a large scale, which could adversely affect the price and liquidity of such securities and could also result in increased redemptions from the Portfolio. Increased redemptions from the Portfolio may force the Portfolio to sell investments at a time when it is not advantageous to do so, which could result in losses. Recently, there have been signs of inflationary price movements. As such, fixed-income and related markets may experience heightened levels of interest rate volatility and liquidity risk. A sharp rise in interest rates could cause the value of the Portfolio's investments to decline and impair the Portfolio's ability to maintain a stable $1.00 share price. Conversely, any decline in interest rates is likely to cause the Portfolio's yield to decline, and during periods of unusually low or negative interest rates, the Portfolio's yield may approach or fall below zero. A low or negative interest rate environment may prevent the

28 :: Government Cash Management Portfolio :: Notes to Financial Statements :: December 31, 2022

Portfolio from providing a positive yield or paying fund expenses out of current income and, at times, could impair the Portfolio's ability to maintain a stable $1.00 share price. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates.

Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from Portfolio performance to the extent the Portfolio is exposed to such interest rates and/or volatility. Money market funds try to minimize interest rate risk by purchasing short-term securities. If there is an insufficient supply of U.S. government securities to meet investor demand, it could result in lower yields on such securities and increase interest rate risk for the Portfolio.

Report of Independent Registered Public Accounting Firm :: Government Cash Management Portfolio :: 29

To the Board of Trustees and Holders of Beneficial Interest in Government Cash Management Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Government Cash Management Portfolio (the "Portfolio"), including the investment portfolio, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the year ended December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 21, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of the Portfolio's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts
February 23, 2023

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P.O. Box 182800

Columbus, OH 43218-2800

ProFunds®

Post Office Mailing Address for Investments

P.O. Box 182800
Columbus, OH 43218-2800

Phone Numbers

For Individual Investors Only: 888-776-3637 or 614-470-8122
Institutions and Financial Professionals Only: 888-776-5717 Or: 240-497-6552
Fax Number: (800) 782-4797
Website Address: ProFunds.com

This report is submitted for the general information of the shareholders of the ProFunds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, please call toll-free 888-776-5717.

A description of the policies and procedures that the ProFunds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 888-776-3637; and on the Securities and Exchange Commission's website at sec.gov. Information regarding how the ProFund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available. (i) without change by calling toll-free 888-776-3637; (ii) on the ProFunds' website at ProFunds.com; and (iii) on the Commission's website at sec.gov.

The ProFund discloses on the Adviser's website that it invests substantially all of its assets in the Portfolio and includes a link to the latest available listing of holdings in the Portfolio. In addition, the ProFund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The ProFund's Form N-MFP filings will be available on the SEC's website, and the Adviser's website will contain a link to such filings.

PRO1222

Annual Report

DECEMBER 31, 2022

ProFunds VP

Access VP High Yield

Asia 30

Banks

Basic Materials

Bear

Biotechnology

Bull

Consumer Goods

Consumer Services

Dow 30

Emerging Markets

Europe 30

Falling U.S. Dollar

Financials

Government Money Market

Health Care

Industrials

International

Internet

Japan

Large-Cap Growth

Large-Cap Value

Mid-Cap

Mid-Cap Growth

Mid-Cap Value

Nasdaq-100

Oil & Gas

Pharmaceuticals

Precious Metals

Real Estate

Rising Rates Opportunity

Semiconductor

Short Dow 30

Short Emerging Markets

Short International

Short Mid-Cap

Short Nasdaq-100

Short Small-Cap

Small-Cap

Small-Cap Growth

Small-Cap Value

Technology

Telecommunications

UltraBull

UltraMid-Cap

UltraNasdaq-100

UltraShort Dow 30

UltraShort Nasdaq-100

UltraSmall-Cap

U.S. Government Plus

Utilities

Table of Contents

1	Message from the Chairman
3	Management Discussion of Fund Performance
7	Financial Statements and Financial Highlights
8	ProFund Access VP High Yield
13	ProFund VP Asia 30
19	ProFund VP Banks
25	ProFund VP Basic Materials
31	ProFund VP Bear
36	ProFund VP Biotechnology
42	ProFund VP Bull
54	ProFund VP Consumer Goods
60	ProFund VP Consumer Services
67	ProFund VP Dow 30
72	ProFund VP Emerging Markets
78	ProFund VP Europe 30
83	ProFund VP Falling U.S. Dollar
89	ProFund VP Financials
97	ProFund VP Government Money Market
102	ProFund VP Health Care
109	ProFund VP Industrials
117	ProFund VP International
122	ProFund VP Internet
128	ProFund VP Japan
133	ProFund VP Large-Cap Growth
141	ProFund VP Large-Cap Value
151	ProFund VP Mid-Cap
156	ProFund VP Mid-Cap Growth
164	ProFund VP Mid-Cap Value
173	ProFund VP Nasdaq-100
180	ProFund VP Oil & Gas
186	ProFund VP Pharmaceuticals
192	ProFund VP Precious Metals
197	ProFund VP Real Estate
204	ProFund VP Rising Rates Opportunity
209	ProFund VP Semiconductor
215	ProFund VP Short Dow 30
220	ProFund VP Short Emerging Markets
225	ProFund VP Short International
230	ProFund VP Short Mid-Cap
235	ProFund VP Short Nasdaq-100
240	ProFund VP Short Small-Cap
245	ProFund VP Small-Cap
274	ProFund VP Small-Cap Growth
283	ProFund VP Small-Cap Value
295	ProFund VP Technology
302	ProFund VP Telecommunications
308	ProFund VP UltraBull
320	ProFund VP UltraMid-Cap
331	ProFund VP UltraNasdaq-100
338	ProFund VP UltraShort Dow 30
343	ProFund VP UltraShort Nasdaq-100
348	ProFund VP UltraSmall-Cap
377	ProFund VP U.S. Government Plus
382	ProFund VP Utilities
389	Notes to Financial Statements
422	Report of Independent Registered Public Accounting Firm
423	Additional Tax Information
425	Board Approval of Investment Advisory Agreement
429	Expense Examples
432	Trustees and Officers

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Message from the Chairman

Dear Shareholder:

During these times of geopolitical and economic uncertainty, I want to reaffirm our commitment to providing you, our investors, with innovative products and services to help you meet your investment objectives. The following is our ProFunds VP Annual Report to Shareholders for the 12 months ending December 31, 2022.

Global Interest Rates Increase as Policymakers Fight Inflation

Concerns about persistently high inflation and looming recession have dominated economic policymaking in 2022. In the United States, the Federal Reserve launched an aggressive effort to tighten monetary policy that continued throughout the year, eventually bringing its short-term rate to a target range of between 4.25% and 4.5%. The Fed’s initial series of rate hikes occurred at the fastest pace since the 1980s, and has pushed borrowing costs to their highest levels since 2008. Fed Chair Jerome Powell indicated in November, however, that the pace of rate hikes might soon begin to moderate, and in December, the Fed increased rates by 50 basis points instead of 75 basis points, as it had at its previous four meetings.

The picture was similar outside the United States. The European Central Bank, the Bank of England, and other developed world central banks all raised interest rates over the year, and ECB President Christine Lagarde commented in November that inflation “still has a way to go.” The Bank of Japan, which continued to hold its short-term rate at -0.1%, was the lone exception in the developed world.

Markets Around the World Experienced Volatility Throughout the Period

With inflation rising and monetary policy tightening nearly everywhere, financial markets in most countries experienced volatility affecting most asset classes over the period. Equities in much of the developed world were hit hard in the first half of 2022, and, despite several relief rallies in the second half of the year, markets largely failed to recoup losses.

In the United States, S&P 500 lost 18.1% over the period, and the Dow lost 6.9%. The tech-heavy Nasdaq-100 index, which is more sensitive to rising rates, declined 32.3%. The S&P MidCap 400 fell by 13.1%, and the small cap Russell 2000 Index dropped by 20.4%. Nine out of the ten Dow Jones U.S. Industrials Index sectors fell. The best performer by far was Oil & Gas, which posted a 62.3% gain for the year. Utilities was slightly up as well, at 1.5%. The biggest losers were Technology (-34.5%) and Consumer Services (-30.3%), with Consumer Goods also posting a significant loss of 23.4%. The Dow Jones U.S. Real Estate sector also declined 25.2% for the period.

International equity markets generally fell over the period. The MSCI EAFE Index, which tracks developed markets outside North America, declined 14.5%; the MSCI Europe Index dropped 15.1%, and the Nikkei ended the period

1

down 18.9%. The BNY Mellon Emerging Markets 50 ADR Index dropped by 14.9%. Chinese equities dropped as well, as lockdowns and other COVID restrictions continued to weigh on economic performance. The BNY China Select ADR Index fell 15.8%.

Bond market also suffered in 2022, as inflation and central bank tightening overrode investors’ typical “flight-to-quality” instincts in times of geopolitical uncertainty. Over the year, the Bloomberg Barclays U.S. Aggregate Bond Index declined 13%. As increased yields made bonds more attractive toward the end of the period, however, there were signs of a potential turnaround, with markets retracing a portion of their earlier losses.

Economy Shows Signs of Resilience

Despite headwinds, the economy showed signs of resilience over the past year. Following modest contractions during the first two quarters of 2022, U.S. GDP posted 3.2% growth in the third quarter and 2.9% in the fourth quarter. Unemployment ended the year at 3.5%. The U.S. dollar displayed strength as well, rising 6.2% over the year, based on the Bloomberg Dollar Spot Index.

ProFunds VP Trust Results Mirror the Markets

ProFunds’ index-based mutual funds offer many advantages, such as diverse market exposures, a transparent investment process, efficient fund management, and high daily correlation to their indexes. Reflecting the pressures in the market this past year, ProFunds VP investors primarily saw opportunities to gain from inverse domestic and international equity strategies and from funds designed to perform well during inflationary and rising rate markets.

Thousands of Investors Join with ProFunds to Oppose Burdensome FINRA Measures

In March 2022, the Financial Industry Regulatory Authority (FINRA) issued Notice 22-08 to solicit feedback on a number of measures that, if adopted, could restrict or impede the ability of investors to purchase a broad array of mutual funds and other popular types of investments – including leveraged, inverse, and cryptocurrency products offered by ProFunds. Nearly 20,000 investors joined with ProFunds, as well as other leading fund sponsors, advisers, brokers, and other institutions, to speak out against FINRA’s ideas. Thousands of investors submitted letters that highlighted the ways they use leveraged, inverse, and other funds to protect their portfolios and pursue other financial goals. In expressing their objections, many commenters warned that the measures FINRA is considering could limit investor choice and would be arbitrary, discriminatory, and harmful to investors.

ProFunds continues to actively monitor developments in this area and is committed to keeping you informed of these important issues as they arise. You can email us at finranotice@profunds.com to learn more.

No matter what direction the market takes in these rapidly changing times, ProFunds VP mutual funds offer an extensive lineup of strategies designed to meet investor goals, help manage risk, and potentially enhance returns. We appreciate the trust and confidence you have placed in ProFunds, and we look forward to continuing to serve your investing needs.

Sincerely,

Michael L. Sapir

Chairman of the Board of Trustees

2

Management Discussion of Fund Performance

4 :: Management Discussion of Fund Performance

Investment Strategies and Techniques:

Each ProFund VP (each, a “Fund” and, collectively, the “Funds”) is a series of ProFunds (the “Trust”). Each Fund (except the Classic ProFunds VP1, the Sector ProFunds VP1, ProFund VP Falling U.S. Dollar and ProFund VP Government Money Market) is a “geared” fund (the “Geared Funds”) in the sense that each is designed to seek daily investment results, before fees and expenses, that correspond to the inverse (-1x), a multiple (i.e., 1.25x or 2x), or an inverse multiple (i.e., -1.25x or -2x) of the daily performance of a benchmark for a single day, not for any other period.

Each of the Classic ProFunds VP, the Sector ProFunds VP and ProFund VP Falling U.S. Dollar seek investments results, before fees and expenses, that correspond to the performance of a benchmark. ProFund VP Government Money Market seeks a high level of current income consistent with liquidity and preservation of capital.

Each Geared Fund seeks investment results for a single day only, as measured from the time the Geared Fund calculates its net asset value (“NAV”) to the time of the Geared Fund’s next NAV calculation, and not for longer periods. The return for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the stated leveraged, inverse, or inverse leveraged multiple times the return of the benchmark for that period. During periods of higher market volatility, the volatility of a Geared Fund’s benchmark may affect the return as much as or more than the return of the benchmark.

ProFund Advisors LLC (the “Advisor”), with the exception of ProFund Access VP High Yield, uses a passive approach in seeking to achieve the investment objective of each Fund. Using this approach, the Advisor determines the type, quantity and mix of investment positions that a Fund should hold to approximate the daily performance of its benchmark and does not invest the assets of the Funds in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company nor does it conduct conventional research or analysis, forecast market movements, trends or market conditions, or take defensive positions in managing Fund assets.

The Funds, other than certain Classic ProFunds VP, make significant use of investment techniques that may be considered aggressive, including the use of swap agreements, futures contracts, forward contracts, and similar instruments (“derivatives”). These investment techniques may be considered aggressive and Funds using these techniques are exposed to risks different from, or possibly greater than, the risks associated with investing directly in securities, including one or more of the following: counterparty risk (i.e., the risk that a counterparty is unable or unwilling to make timely payments) on the amount the Fund expects to receive from a derivatives counterparty, liquidity risk (i.e., the ability of a Fund to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Advisor) and increased correlation risk (i.e., the Fund’s ability to achieve a high degree of correlation with its benchmark). If a counterparty becomes bankrupt, or otherwise fails to perform its obligations, the value of an investment in the Fund may decline. With respect to swaps and forward contracts, the Funds have sought to mitigate these risks by generally requiring derivatives counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owes the Fund, subject to certain minimum thresholds. The Funds typically only enter into derivatives with counterparties that are major, global financial institutions. Any costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Factors that Materially Affected the Performance of Each Fund during the Fiscal Year Ended December 31, 20222:

Primary factors affecting Fund performance, before fees and expenses, include the following: the total return of the securities and derivatives held by the Funds, including the performance of the reference assets to which any derivatives are linked, financing rates paid or earned by the Fund (including those included in the total return of derivatives contracts); the types of derivative contracts used by the Funds and their correlation to the relevant benchmark or asset; fees, expenses, and transaction costs; other miscellaneous factors; and in the case of the Geared Funds, the volatility of the Fund’s benchmark (and its impact on compounding).

•	Benchmark Performance: The performance of each Fund’s benchmark and, in turn, the factors and market conditions affecting that benchmark are generally the principal factors driving Fund performance.[3]

•	Compounding of Daily Returns and Volatility: Each Geared Fund seeks to provide a multiple (i.e., 1.25x or 2x), the inverse (i.e.,-1x) or an inverse multiple (i.e., -1.25x or -2x) of its benchmark return for a single day only. For longer periods, performance may be greater than or less than the one-day multiple times the benchmark return. This is due to the effects of compounding, which exists in all investments, but has a more significant impact on Geared Funds. In general, during periods of higher benchmark volatility, compounding will cause Fund Performance for periods longer than a single day to be more or less than the multiple of the return of the benchmark. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower benchmark volatility (particularly when combined with large higher benchmark returns), Fund returns over longer periods can be higher than the multiple of the return of the benchmark. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) period of time; b) financing rates associated with the use of derivatives; c) other Fund expenses; d) interest and dividends paid with respect to the securities in the benchmark; e) the benchmark’s volatility; and f) the benchmark’s performance. Longer holding periods, higher benchmark volatility, inverse exposure and/or greater leverage each exacerbates the impact of compounding on a Fund’s performance. During periods of higher benchmark volatility, the volatility of a benchmark may affect a Fund’s return as much as or more than the return of its benchmark.

[1]	ProFunds VP included as Classic ProFunds VP and Sector ProFunds VP are listed in Note 1 of the Notes to Financial Statements.
[2]	Past performance is not a guarantee of future results.
[3]	Unlike the Funds, indexes that may serve as benchmarks for the Funds do not actually hold a portfolio of securities and/or financial instruments. Indexes do not incur fees, expenses and transaction costs. Fees, expenses and transaction costs incurred by the Funds negatively impact the performance of the Funds relative to their benchmark. Performance for each Fund will generally differ from the performance of the Fund’s benchmark index.

Management Discussion of Fund Performance :: 5

Daily volatility for the U.S. equity markets increased from a year ago. The annual volatility for the S&P 500 for the year ended December 31, 2022, was 24.19%, which was higher than the prior year’s volatility of 13.10%. The volatility of each Geared Fund benchmark is shown below.

Index	1 yr Vol.
ProFunds Asia 30 Index®	58.04%
Dow Jones U.S. SemiconductorsSM Index	45.47%
Dow Jones Internet CompositeSM Index	42.31%
Dow Jones Precious MetalsSM Index	38.50%
Dow Jones U.S. TechnologySM Index	35.61%
Dow Jones U.S. Oil & GasSM Index	35.06%
Nasdaq-100® Index	32.52%
S&P Emerging 50 ADR Index (USD)	32.35%
S&P 500® Growth Index	30.84%
Dow Jones U.S. Consumer ServicesSM Index	29.83%
Dow Jones U.S. BanksSM Index	28.89%
S&P MidCap 400® Growth Index	28.56%
Russell 2000® Index	28.15%
S&P SmallCap 600® Growth Index	27.63%
Dow Jones U.S. Basic MaterialsSM Index	26.90%
S&P MidCap 400®	25.79%
Dow Jones U.S. Consumer GoodsSM Index	24.76%
Dow Jones U.S. Real EstateSM Index	24.76%
S&P 500®	24.19%
Ryan Labs Returns Treasury Yield Curve 30 Year Index	24.04%
S&P SmallCap 600® Value Index	23.99%
ProFunds Europe 30 Index®	23.90%
Dow Jones U.S FinancialsSM Index	23.87%
Dow Jones U.S. IndustrialsSM Index	23.79%
S&P MidCap 400® Value Index	23.69%
Dow Jones U.S. BiotechnologySM Index	23.43%
Dow Jones U.S. Select TelecommunicationsSM Index	21.83%
Dow Jones U.S. UtilitiesSM Index	21.26%
Nikkei 225 Stock Average	20.47%
MSCI EAFE Index®	19.95%
Dow Jones Industrial Average®	19.82%
Dow Jones U.S. Health CareSM Index	19.68%
S&P 500® Value Index	19.32%
Dow Jones U.S. Select PharmaceuticalsSM Index	18.21%
U.S. Dollar Index	9.31%

•	Financing Rates Associated with Swap Agreements and Forward Contracts: The performance of Funds that use derivatives was impacted by the related financing costs. Financial instruments such as futures contracts carry implied financing costs. Forward and swap financing rates are negotiated between the Funds and their counterparties, and are set at the Fed Funds rate (“FEDL01") plus or minus a negotiated spread. The Fed Funds rate increased from 0.05% to 4.50% during the fiscal year. Each Fund with long exposure via derivatives was generally negatively affected by financing rates. Conversely, most Funds with short/inverse derivative exposure generally benefited from financing rates. In certain market environments, Fed Funds rate adjusted by the spread may result in a Fund with short/inverse exposure also being negatively affected by financing rates.

•	Stock Dividends and Bond Yields: The performance of Funds that provide long or leveraged exposure was positively impacted by capturing the dividend or income yield of the underlying assets to which they have exposure. The performance of Funds that provide an inverse or leveraged inverse exposure was negatively impacted by virtue of effectively having to pay out the dividend or income yield (or a multiple thereof, as applicable) associated with the assets to which they have short exposure.

•	Fees, Expenses and Transaction Costs: Fees and expenses are listed in the financial statements of each Fund, and may generally be higher and thus have a more negative impact on performance than the fees and expenses of many traditional index-based funds. For Geared Funds, daily repositioning of each Fund’s portfolio to maintain exposure consistent with its investment objective, high levels of shareholder purchase and redemption activity, and use of leverage may lead to commensurate increases in portfolio transactions and transaction costs which negatively impact the daily NAV of each Fund. Transaction costs are not reflected in the Funds’ expense ratio. Transaction costs are generally higher for Geared Funds, Funds whose benchmarks are more volatile than other funds’ benchmarks, and Funds that hold or have exposure to assets that are comparatively less liquid than those held by other funds.

•	Miscellaneous Factors: Each Fund holds a mix of securities and/or derivatives that is designed to provide returns that correspond to the performance of its investment objective. Certain Funds may obtain exposure to only a representative sample of the securities of their benchmark and may not have investment exposure to all securities of the benchmark or may have weightings that are different from that of its benchmark. Certain Funds may also obtain exposure to securities not

6 :: Management Discussion of Fund Performance

contained in the relevant benchmark or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the benchmark.

In addition, certain Funds invested in swap agreements based on exchange-traded funds (“ETFs”) that are designed to track the performance of the Fund’s benchmark. Because the closing price of an ETF may not perfectly track the performance of its benchmark, there are deviations between the return of a swap whose reference asset is an ETF and the return of a swap based directly on the Fund’s benchmark. Thus, the performance of a Fund investing significantly in swap agreements based on an ETF had less correlation with its benchmark than a Fund investing in swap agreements based directly on the Fund’s benchmark.

Financial Statements and Financial Highlights

8 :: ProFund Access VP High Yield :: Management Discussion of Fund Performance

The ProFund Access VP High Yield (the “Fund”) seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity. However, the Fund does not seek to match the daily returns of a specific benchmark. For the year ended December 31, 2022, the Fund had a total return of -7.97%. For the same period, the Markit iBoxx $ Liquid High Yield Index, a widely used measure of high yield market performance, had a total return of -10.73%1. The total return for the 5-year U.S. Treasury Note was -10.25%2.

The Fund is designed to maintain exposure to the high yield market, regardless of market conditions. This means the Fund does not adopt defensive positions in anticipation of an adverse market climate. The Fund seeks to achieve its high yield exposure primarily through credit default swaps (CDS) and 5-year treasury exposure but may also invest in high yield debt instruments (commonly referred to as junk bonds), other debt, money market instruments, total return swap agreements and futures contracts.

During the year ended December 31, 2022, the Fund invested in credit default swap agreements and futures contracts in addition to investing directly in high yield bonds. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into credit default swap agreements that were centrally cleared. In a centrally cleared swap agreement, the clearing organization takes on the credit risk of all parties involved in the trade, and in effect, guarantees each party’s obligation under the contract. As a result, each party involved in a centrally cleared contract only faces the clearing organization. There can be no assurance, however, that the clearing organization, or its members, will satisfy its obligations to the Fund.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund Access VP High Yield from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund Access VP High Yield	-7.97%	0.60%	2.87%
Markit iBoxx $ Liquid High Yield Index	-10.73%	1.97%	3.34%

Expense Ratios**

Fund	Gross	Net
ProFund Access VP High Yield	1.72%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
U.S. Treasury Obligation	51%
Futures Contracts	12%
Credit Default Swap Agreements	86%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund Access VP High Yield primarily invests in non-equity securities, which may include: credit default swap agreements, futures contracts, repurchase agreements, U.S. Government and money market securities.

Industry Exposure

% of Market Exposure (CDS)
Consumer Cyclical	28%
Consumer Non-Cyclical	15%
Communications	14%
Financial	10%
Energy	9%
Industrials	9%
Basic Materials	7%
Technology	4%
Utilities	4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	The 5-year U.S. Treasury Note reflects both price return and yield components. It does not reflect the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investments in high yield bonds or in investments linked to the high yield market are subject to greater volatility and greater credit risks than investing in U.S. Treasuries. U.S. Treasury instruments are guaranteed by the U.S. government as to the timely payment of principal and interest, if held to maturity. Both the principal and yield of a mutual fund will fluctuate with changes in market conditions.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund Access VP High Yield :: 9

Schedule of Portfolio Investments :: December 31, 2022

U.S. Treasury Obligation (50.8%)

	Principal Amount	Value
U.S. Treasury Notes, 3.88%, 11/30/27	$8,675,000	$8,644,502
TOTAL U.S. TREASURY OBLIGATION (Cost $8,735,867)		8,644,502
Repurchase Agreements(a) (44.2%)
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $7,524,478	7,521,000	7,521,000
TOTAL REPURCHASE AGREEMENTS (Cost $7,521,000)		7,521,000
TOTAL INVESTMENT SECURITIES (Cost $16,256,867)—95.0%		16,165,502
Net other assets (liabilities)—5.0%		849,621
NET ASSETS—100.0%		$17,015,123

(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
5-Year U.S. Treasury Note Futures Contracts	19	4/3/23	$2,048,734	$(4,899)

Centrally Cleared Swap Agreements

Credit Default Swap Agreements—Sell Protection(1)

Underlying Instrument	Payment Frequency	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2022(2)	Notional Amount(3)	Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin
CDX North America High Yield Index Swap Agreement; Series 39	Daily	5.00%	12/20/27	4.82%	$14,625,000	$94,876	$(416,426)	$511,302	$(4,106)

(1)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.
(2)	Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(3)	The notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See accompanying notes to financial statements.

10 :: ProFund Access VP High Yield :: Financial Statements

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$16,256,867
Securities, at value	8,644,502
Repurchase agreements, at value	7,521,000
Total Investment Securities, at value	16,165,502
Cash	116,467
Segregated cash balances for futures contracts with brokers	38,950
Segregated cash balances for credit default swap agreements with brokers	1,443,799
Interest receivable	31,290
Receivable for capital shares issued	178
Prepaid expenses	37
TOTAL ASSETS	17,796,223

LIABILITIES:
Payable for capital shares redeemed	724,946
Variation margin on futures contracts	4,319
Variation margin on credit default swap agreements	4,106
Advisory fees payable	11,517
Management services fees payable	1,535
Administration fees payable	1,680
Administrative services fees payable	8,125
Distribution fees payable	8,913
Transfer agency fees payable	2,860
Fund accounting fees payable	948
Compliance services fees payable	102
Other accrued expenses	12,049
TOTAL LIABILITIES	781,100
NET ASSETS	$17,015,123

NET ASSETS CONSIST OF:
Capital	$21,680,440
Total distributable earnings (loss)	(4,665,317)
NET ASSETS	$17,015,123
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	721,268
Net Asset Value (offering and redemption price per share)	$23.59

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Interest	$291,200

EXPENSES:
Advisory fees	102,281
Management services fees	13,637
Administration fees	13,079
Transfer agency fees	11,482
Administrative services fees	32,460
Distribution fees	34,094
Custody fees	1,618
Fund accounting fees	7,433
Trustee fees	205
Compliance services fees	102
Other fees	10,055
Recoupment of prior expenses reduced by the Advisor	4,500
Total Gross Expenses before reductions	230,946
Expenses reduced and reimbursed by the Advisor	(1,837)
TOTAL NET EXPENSES	229,109
NET INVESTMENT INCOME (LOSS)	62,091

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(990,989)
Net realized gains (losses) on futures contracts	(348,731)
Net realized gains (losses) on swap agreements	(1,213,504)
Change in net unrealized appreciation/depreciation on investment securities	(70,584)
Change in net unrealized appreciation/depreciation on futures contracts	(1,921)
Change in net unrealized appreciation/depreciation on swap agreements	556,180
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(2,069,549)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,007,458)

See accompanying notes to financial statements.

Financial Statements :: ProFund Access VP High Yield :: 11

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$62,091	$(226,634)
Net realized gains (losses) on investments	(2,553,224)	982,399
Change in net unrealized appreciation/depreciation on investments	483,675	(798,682)
Change in net assets resulting from operations	(2,007,458)	(42,917)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(595,085)	(490,299)
Change in net assets resulting from distributions	(595,085)	(490,299)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	44,436,374	30,924,436
Distributions reinvested	595,085	490,299
Value of shares redeemed	(40,738,828)	(35,479,084)
Change in net assets resulting from capital transactions	4,292,631	(4,064,349)
Change in net assets	1,690,088	(4,597,565)

NET ASSETS:
Beginning of period	15,325,035	19,922,600
End of period	$17,015,123	$15,325,035

SHARE TRANSACTIONS:
Issued	1,817,830	1,157,931
Reinvested	25,215	18,614
Redeemed	(1,699,852)	(1,333,589)
Change in shares	143,193	(157,044)

See accompanying notes to financial statements.

12 :: ProFund Access VP High Yield :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019		Dec. 31, 2018
Net Asset Value, Beginning of Period	$26.51	$27.10	$28.71	$26.74		$28.25

Investment Activities:
Net investment income (loss)(a)	0.11	(0.34)	(0.31)	0.06		0.16
Net realized and unrealized gains (losses) on investments	(2.22)	0.41	0.16	3.21		(0.33)
Total income (loss) from investment activities	(2.11)	0.07	(0.15)	3.27		(0.17)

Distributions to Shareholders From:
Net investment income	(0.11)	—	—	(0.06)		(0.16)
In excess of net investment income	(0.70)	(0.66)	(1.46)	(1.24)		(0.37)
Net realized gains on investments	—	—	—	—		(0.60)
Return of capital	—	—	—	—		(0.21)
Total distributions	(0.81)	(0.66)	(1.46)	(1.30)		(1.34)

Net Asset Value, End of Period	$23.59	$26.51	$27.10	$28.71		$26.74

Total Return(b)	(7.97)%	0.27%	0.06%	12.43%		(0.61	)%(c)

Ratios to Average Net Assets:
Gross expenses(b)	1.69%	1.72%	1.87%	1.73%		1.72%
Net expenses(b)	1.68%	1.68%	1.68%	1.70	%(d)	1.66	%(c)
Net investment income (loss)(b)	0.46%	(1.28)%	(1.16)%	0.23%		0.58	%(c)

Supplemental Data:
Net assets, end of period (000’s)	$17,015	$15,325	$19,923	$32,038		$16,054
Portfolio turnover rate(e)	1,532%	1,351%	1,447%	1,459%		1,539%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.67% and 0.57%, respectively, and the total return would have been (0.62)%.
(d)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Asia 30 :: 13

ProFund VP Asia 30 (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Asia 30 Index® (the “Index”). For the year ended December 31, 2022, the Fund had a price return of -24.42%. For the same period, the Index had a total return of -24.30%1 and a volatility of 58.04%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on Nasdaq as depositary receipts or ordinary shares and meet certain liquidity requirements. The component companies in the Index are the 30 most liquid companies based upon their U.S. dollar-traded volume. Their relative weights are determined using a modified market capitalization method. The Index is reconstituted annually. The Index is expressed in U.S. dollar terms and as such should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Asia 30 from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Asia 30	-24.42%	-3.01%	1.64%
ProFunds Asia 30 Index®	-24.30%	-3.23%	1.49%
MSCI AC Asia Pacific Free Excluding Japan Index	-17.48%	0.13%	3.55%

Expense Ratios**

Fund	Gross	Net
ProFund VP Asia 30	1.62%	1.62%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Total Exposure	99%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	10.7%
BHP Group, Ltd.	7.5%
HDFC Bank, Ltd.	6.5%
ICICI Bank, Ltd.	4.9%
Infosys, Ltd.	4.8%

ProFunds Asia 30® Index – Composition

Industry Breakdown	% of Index
Consumer Discretionary	26%
Communication Services	21%
Information Technology	20%
Financials	17%
Health Care	9%
Industrials	3%
Real Estate	2%
Consumer Staples	2%

Country Composition
China	72%
India	13%
Taiwan	8%
Singapore	4%
Hong Kong	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table DO NOT reflect the theoretical reinvestment of dividends on securities in the Index nor the impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The MSCI AC Asia Pacific Free Excluding Japan Index is a capitalization weighted index generally representative of the performance of the Asia Pacific region excluding the country of Japan. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transactions costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

14 :: ProFund VP Asia 30 :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2022

Common Stocks (99.2%)

	Shares	Value
Alibaba Group Holding, Ltd.*ADR (Internet & Direct Marketing Retail)	9,519	$838,529
AMTD IDEA Group*ADR (Capital Markets)	175,157	315,283
Baidu, Inc.*ADR (Interactive Media & Services)	5,682	649,907
BHP Group, Ltd.ADR (Metals & Mining)	21,398	1,327,746
Bilibili, Inc.*ADR(a) (Entertainment)	19,923	471,976
Daqo New Energy Corp.*ADR (Semiconductors & Semiconductor Equipment)	11,363	438,725
Full Truck Alliance Co., Ltd.*ADR (Road & Rail)	58,957	471,656
Futu Holdings, Ltd.*ADR (Capital Markets)	7,895	320,932
H World Group, Ltd.ADR (Hotels, Restaurants & Leisure)	7,157	303,600
HDFC Bank, Ltd.ADR (Banks)	16,971	1,160,986
ICICI Bank, Ltd.ADR (Banks)	39,329	860,912
Infosys, Ltd.ADR (IT Services)	47,298	851,837
iQIYI, Inc.*ADR(a) (Entertainment)	86,332	457,560
JD.com, Inc.ADR (Internet & Direct Marketing Retail)	7,010	393,471
JinkoSolar Holding Co., Ltd.*ADR(a) (Semiconductors & Semiconductor Equipment)	10,773	440,401
Kanzhun, Ltd.*ADR (Interactive Media & Services)	23,243	473,460
KE Holdings, Inc.*ADR (Real Estate Management & Development)	37,115	518,125
Li Auto, Inc.*ADR (Automobiles)	15,864	323,625
NetEase, Inc.ADR (Entertainment)	9,592	696,666
New Oriental Education & Technology Group, Inc.*ADR (Diversified Consumer Services)	12,839	447,054
NIO, Inc.*ADR (Automobiles)	30,917	301,441
Pinduoduo, Inc.*ADR (Internet & Direct Marketing Retail)	7,010	571,666
Sea, Ltd.*ADR (Entertainment)	11,290	587,419
Taiwan Semiconductor Manufacturing Co., Ltd.ADR (Semiconductors & Semiconductor Equipment)	25,457	1,896,292
Tencent Music Entertainment Group*ADR (Entertainment)	60,949	504,658
Trip.com Group, Ltd.*ADR (Internet & Direct Marketing Retail)	8,928	307,123
United Microelectronics Corp.ADR (Semiconductors & Semiconductor Equipment)	77,772	507,851
Vipshop Holdings, Ltd.*ADR (Internet & Direct Marketing Retail)	22,432	305,972
XPeng, Inc.*ADR(a) (Automobiles)	31,286	310,983
ZTO Express Cayman, Inc.ADR (Air Freight & Logistics)	20,661	555,161
TOTAL COMMON STOCKS (Cost $12,661,615)		17,611,017

Repurchase Agreements(b)(NM)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rate 4.20%, dated 12/30/22, due 1/3/23, total to be received $3,001	$3,000	$3,000
TOTAL REPURCHASE AGREEMENTS (Cost $3,000)		3,000

Collateral for Securities Loaned(c) (17.8%)

	Shares	Value
Invesco Government & Agency Portfolio—Institutional Shares, 4.23%(d)	3,150,615	$3,150,615
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $3,150,615)		3,150,615
TOTAL INVESTMENT SECURITIES (Cost $15,815,230)—117.0%		20,764,632
Net other assets (liabilities)—(17.0)%		(3,023,713)
NET ASSETS—100.0%		$17,740,919

NM	Not meaningful, amount is less than 0.05%.
*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $1,519,998.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(c)	Securities were purchased with cash collateral held from securities on loan at December 31, 2022.
(d)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2022.
ADR	American Depositary Receipt

ProFund VP Asia 30 invested in the following industries as of December 31, 2022:

	Value	% of Net Assets
Air Freight & Logistics	$555,161	3.1%
Automobiles	936,049	5.3%
Banks	2,021,898	11.4%
Capital Markets	636,215	3.6%
Diversified Consumer Services	447,054	2.5%
Entertainment	2,718,279	15.3%
Hotels, Restaurants & Leisure	303,600	1.7%
Interactive Media & Services	1,123,367	6.3%
Internet & Direct Marketing Retail	2,416,761	13.5%
IT Services	851,837	4.8%
Metals & Mining	1,327,746	7.5%
Real Estate Management & Development	518,125	2.9%
Road & Rail	471,656	2.7%
Semiconductors & Semiconductor Equipment	3,283,269	18.6%
Other**	129,902	0.8%
Total	$17,740,919	100.0%

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Asia 30 :: 15

ProFund VP Asia 30 invested in securities with exposure to the following countries as of December 31, 2022:

	Value	% of Net Assets
Australia	$1,327,746	7.5%
China	10,102,691	56.8%
Hong Kong	315,283	1.8%
India	2,873,735	16.2%
Singapore	587,419	3.3%
Taiwan	2,404,143	13.6%
Other**	129,902	0.8%
Total	$17,740,919	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

16 :: ProFund VP Asia 30 :: Financial Statements

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$15,815,230
Securities, at value(a)	20,761,632
Repurchase agreements, at value	3,000
Total Investment Securities, at value	20,764,632
Cash	427
Dividends and interest receivable	19,984
Receivable for capital shares issued	148,335
Receivable for investments sold	6,481,921
Prepaid expenses	48
TOTAL ASSETS	27,415,347

LIABILITIES:
Payable for collateral for securities loaned	3,150,615
Payable for capital shares redeemed	8,978
Payable for investments purchased	6,469,301
Advisory fees payable	10,479
Management services fees payable	1,397
Administration fees payable	1,586
Administrative services fees payable	5,009
Distribution fees payable	8,018
Transfer agency fees payable	2,495
Fund accounting fees payable	904
Compliance services fees payable	120
Other accrued expenses	15,526
TOTAL LIABILITIES	9,674,428
NET ASSETS	$17,740,919

NET ASSETS CONSIST OF:
Capital	$18,407,337
Total distributable earnings (loss)	(666,418)
NET ASSETS	$17,740,919
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	500,335
Net Asset Value (offering and redemption price per share)	$35.46

(a) Includes securities on loan valued at:	$1,519,998

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends	$177,018
Interest	2,526
Foreign tax withholding	(9,288)
Net income from securities lending	43,526
TOTAL INVESTMENT INCOME	213,782

EXPENSES:
Advisory fees	128,954
Management services fees	17,194
Administration fees	16,341
Transfer agency fees	14,102
Administrative services fees	31,431
Distribution fees	42,984
Custody fees	25,393
Fund accounting fees	9,210
Trustee fees	285
Compliance services fees	120
Other fees	13,607
Total Gross Expenses before reductions	299,621
Expenses reduced and reimbursed by the Advisor	(9,910)
TOTAL NET EXPENSES	289,711
NET INVESTMENT INCOME (LOSS)	(75,929)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(3,806,589)
Change in net unrealized appreciation/depreciation on investment securities	(1,619,551)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(5,426,140)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,502,069)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Asia 30 :: 17

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(75,929)	$105,179
Net realized gains (losses) on investments	(3,806,589)	1,586,187
Change in net unrealized appreciation/depreciation on investments	(1,619,551)	(7,229,921)
Change in net assets resulting from operations	(5,502,069)	(5,538,555)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(2,327,623)	(4,388,382)
Change in net assets resulting from distributions	(2,327,623)	(4,388,382)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	32,922,526	45,782,302
Distributions reinvested	2,327,623	4,388,382
Value of shares redeemed	(31,586,574)	(47,830,246)
Change in net assets resulting from capital transactions	3,663,575	2,340,438
Change in net assets	(4,166,117)	(7,586,499)

NET ASSETS:
Beginning of period	21,907,036	29,493,535
End of period	$17,740,919	$21,907,036

SHARE TRANSACTIONS:
Issued	859,190	616,849
Reinvested	60,083	65,294
Redeemed	(830,232)	(659,603)
Change in shares	89,041	22,540

See accompanying notes to financial statements.

18 :: ProFund VP Asia 30 :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	Dec. 31, 2022	Dec. 31, 2021		Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Net Asset Value, Beginning of Period	$53.26	$75.87		$62.15	$49.34	$60.88

Investment Activities:
Net investment income (loss)(a)	(0.17)	0.24		(0.11)	0.39	0.11
Net realized and unrealized gains (losses) on investments	(12.40)	(12.05)		21.13	12.56	(11.37)
Total income (loss) from investment activities	(12.57)	(11.81)		21.02	12.95	(11.26)

Distributions to Shareholders From:
Net investment income	(0.21)	—		(0.72)	(0.14)	(0.28)
Net realized gains on investments	(5.02)	(10.80)		(6.58)	—	—
Total distributions	(5.23)	(10.80)		(7.30)	(0.14)	(0.28)

Net Asset Value, End of Period	$35.46	$53.26		$75.87	$62.15	$49.34

Total Return(b)	(24.42)%	(18.52	)%(c)	35.55%	26.31%	(18.59)%

Ratios to Average Net Assets:
Gross expenses(b)	1.74%	1.68%		1.71%	1.72%	1.74%
Net expenses(b)	1.68%	1.68%		1.68%	1.68%	1.68%
Net investment income (loss)(b)	(0.44)%	0.33%		(0.18)%	0.68%	0.19%

Supplemental Data:
Net assets, end of period (000’s)	$17,741	$21,907		$29,494	$29,057	$19,796
Portfolio turnover rate(d)	202%	125%		130%	111%	87%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	During the year ended December 31, 2021, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 0.34%.
(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Banks :: 19

ProFund VP Banks (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. BanksSM Index (the “Index”). For the year ended December 31, 2022, the Fund had a total return of -19.88%. For the same period, the Index had a total return of -18.25%1 and a volatility of 28.89%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the banking sector of the U.S. equity market. Component companies include, among others, regional and major U.S. domiciled banks engaged in a wide range of financial services, including retail banking, loans, and money transmissions.

During the year ended December 31, 2022, the Fund invested in swap agreements in addition to investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Banks from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Banks	-19.88%	0.40%	8.08%
Dow Jones U.S. BanksSM Index	-18.25%	2.25%	10.03%
S&P 500®	-18.11%	9.42%	12.56%

Expense Ratios**

Fund	Gross	Net
ProFund VP Banks	1.68%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	77%
Swap Agreements	23%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
JPMorgan Chase & Co.	22.0%
Bank of America Corp.	12.9%
Wells Fargo & Co.	8.8%
Citigroup, Inc.	4.9%
The PNC Financial Services Group, Inc.	3.6%

Dow Jones U.S. BanksSM Index – Composition

% of Index
Diversified Banks	68%
Regional Banks	32%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

20 :: ProFund VP Banks :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2022

Common Stocks (77.1%)

	Shares	Value
Bank of America Corp. (Banks)	17,565	$581,753
Bank OZK (Banks)	279	11,177
BOK Financial Corp. (Banks)	73	7,577
Citigroup, Inc. (Banks)	4,874	220,451
Citizens Financial Group, Inc. (Banks)	1,239	48,779
Comerica, Inc. (Banks)	330	22,061
Commerce Bancshares, Inc. (Banks)	288	19,587
Cullen/Frost Bankers, Inc. (Banks)	162	21,659
East West Bancorp, Inc. (Banks)	355	23,395
F.N.B. Corp. (Banks)	883	11,523
Fifth Third Bancorp (Banks)	1,727	56,663
First Citizens BancShares, Inc.—Class A (Banks)	30	22,751
First Financial Bankshares, Inc. (Banks)	327	11,249
First Horizon Corp. (Banks)	1,351	33,089
First Republic Bank (Banks)	460	56,069
Glacier Bancorp, Inc. (Banks)	279	13,788
Home BancShares, Inc. (Banks)	477	10,871
Huntington Bancshares, Inc. (Banks)	3,631	51,197
JPMorgan Chase & Co. (Banks)	7,382	989,926
KeyCorp (Banks)	2,348	40,902
M&T Bank Corp. (Banks)	434	62,956
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)	1,712	14,723
Pinnacle Financial Partners, Inc. (Banks)	192	14,093
Popular, Inc. (Banks)	183	12,137
Prosperity Bancshares, Inc. (Banks)	230	16,716
Regions Financial Corp. (Banks)	2,352	50,709
Signature Bank (Banks)	158	18,205
SouthState Corp. (Banks)	191	14,585
SVB Financial Group* (Banks)	149	34,291
Synovus Financial Corp. (Banks)	366	13,743
TFS Financial Corp. (Thrifts & Mortgage Finance)	120	1,729
The PNC Financial Services Group, Inc. (Banks)	1,015	160,309
Truist Financial Corp. (Banks)	3,339	143,677
U.S. Bancorp (Banks)	3,403	148,405
UMB Financial Corp. (Banks)	109	9,104
Umpqua Holdings Corp. (Banks)	546	9,746
United Bankshares, Inc. (Banks)	339	13,726
Valley National Bancorp (Banks)	1,058	11,966
Webster Financial Corp. (Banks)	438	20,735
Wells Fargo & Co. (Banks)	9,590	395,971
Western Alliance Bancorp (Banks)	274	16,319
Wintrust Financial Corp. (Banks)	153	12,932
Zions Bancorp (Banks)	377	18,533
TOTAL COMMON STOCKS (Cost $765,618)		3,469,777

Repurchase Agreements(a) (2.7%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $120,056	$120,000	$120,000
TOTAL REPURCHASE AGREEMENTS (Cost $120,000)		120,000
TOTAL INVESTMENT SECURITIES (Cost $885,618)—79.8%		3,589,777
Net other assets (liabilities)—20.2%		906,320
NET ASSETS—100.0%		$4,496,097

*	Non-income producing security.
(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Banks Index	Goldman Sachs International	1/23/23	4.93%	$1,011,882	$2,216

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Banks :: 21

ProFund VP Banks invested in the following industries as of December 31, 2022:

	Value	% of Net Assets
Banks	$3,453,325	76.7%
Thrifts & Mortgage Finance	16,452	0.4%
Other**	1,026,320	22.9%
Total	$4,496,097	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

22 :: ProFund VP Banks :: Financial Statements

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$885,618
Securities, at value	3,469,777
Repurchase agreements, at value	120,000
Total Investment Securities, at value	3,589,777
Cash	217
Segregated cash balances for swap agreements with custodian	10,000
Dividends and interest receivable	5,664
Unrealized appreciation on swap agreements	2,216
Receivable for investments sold	1,002,024
Prepaid expenses	89
TOTAL ASSETS	4,609,987

LIABILITIES:
Payable for capital shares redeemed	98,353
Advisory fees payable	2,359
Management services fees payable	315
Administration fees payable	428
Administrative services fees payable	1,981
Distribution fees payable	2,318
Transfer agency fees payable	857
Fund accounting fees payable	254
Compliance services fees payable	35
Other accrued expenses	6,990
TOTAL LIABILITIES	113,890
NET ASSETS	$4,496,097

NET ASSETS CONSIST OF:
Capital	$9,572,654
Total distributable earnings (loss)	(5,076,557)
NET ASSETS	$4,496,097
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	179,100
Net Asset Value (offering and redemption price per share)	$25.10

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends	$223,985
Interest	1,515
Net income from securities lending	2
TOTAL INVESTMENT INCOME	225,502

EXPENSES:
Advisory fees	71,514
Management services fees	9,535
Administration fees	8,665
Transfer agency fees	7,473
Administrative services fees	22,632
Distribution fees	23,838
Custody fees	1,105
Fund accounting fees	4,984
Trustee fees	161
Compliance services fees	95
Other fees	11,837
Recoupment of prior expenses reduced by the Advisor	3,733
Total Gross Expenses before reductions	165,572
Expenses reduced and reimbursed by the Advisor	(5,380)
TOTAL NET EXPENSES	160,192
NET INVESTMENT INCOME (LOSS)	65,310

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(3,131,109)
Net realized gains (losses) on swap agreements	31,382
Change in net unrealized appreciation/depreciation on investment securities	(1,482,385)
Change in net unrealized appreciation/depreciation on swap agreements	1,606
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(4,580,506)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,515,196)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Banks :: 23

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$65,310	$49,018
Net realized gains (losses) on investments	(3,099,727)	291,776
Change in net unrealized appreciation/depreciation on investments	(1,480,779)	1,462,725
Change in net assets resulting from operations	(4,515,196)	1,803,519

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(49,018)	(82,428)
Change in net assets resulting from distributions	(49,018)	(82,428)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	52,079,786	42,197,240
Distributions reinvested	49,018	82,428
Value of shares redeemed	(50,568,806)	(41,323,046)
Change in net assets resulting from capital transactions	1,559,998	956,622
Change in net assets	(3,004,216)	2,677,713

NET ASSETS:
Beginning of period	7,500,313	4,822,600
End of period	$4,496,097	$7,500,313

SHARE TRANSACTIONS:
Issued	1,642,940	1,390,030
Reinvested	1,896	2,662
Redeemed	(1,702,830)	(1,358,451)
Change in shares	(57,994)	34,241

See accompanying notes to financial statements.

24 :: ProFund VP Banks :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$31.63	$23.77	$28.74	$21.31	$26.03

Investment Activities:
Net investment income (loss)(a)	0.20	0.17	0.36	0.31	0.15
Net realized and unrealized gains (losses) on investments	(6.49)	7.93	(4.85)	7.39	(4.79)
Total income (loss) from investment activities	(6.29)	8.10	(4.49)	7.70	(4.64)

Distributions to Shareholders From:
Net investment income	(0.24)	(0.24)	(0.48)	(0.27)	(0.08)

Net Asset Value, End of Period	$25.10	$31.63	$23.77	$28.74	$21.31

Total Return(b)	(19.88)%	34.09%	(15.21)%	36.43%	(17.90)%

Ratios to Average Net Assets:
Gross expenses(b)	1.74%	1.68%	1.74%	1.70%	1.71%
Net expenses(b)	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)(b)	0.69%	0.57%	1.74%	1.24%	0.57%

Supplemental Data:
Net assets, end of period (000’s)	$4,496	$7,500	$4,823	$9,333	$6,539
Portfolio turnover rate(c)	599%	551%	478%	293%	324%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Basic Materials :: 25

ProFund VP Basic Materials (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Basic MaterialsSM Index (the “Index”). For the year ended December 31, 2022, the Fund had a total return of -9.14%. For the same period, the Index had a total return of -7.57%1 and a volatility of 26.90%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the basic materials sector of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal.

During the year ended December 31, 2022, the Fund invested in swap agreements in addition to investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Basic Materials from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Basic Materials	-9.14%	5.21%	6.89%
Dow Jones U.S. Basic MaterialsSM Index	-7.57%	7.01%	8.69%
S&P 500®	-18.11%	9.42%	12.56%

Expense Ratios**

Fund	Gross	Net
ProFund VP Basic Materials	1.68%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Swap Agreements	1%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Linde PLC	20.0%
Air Products & Chemicals, Inc.	8.5%
Freeport-McMoRan, Inc.	6.8%
Corteva, Inc.	5.2%
Newmont Corp.	4.7%

Dow Jones U.S. Basic MaterialsSM Index – Composition

% of Index
Chemicals	76%
Metals & Mining	24%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

26 :: ProFund VP Basic Materials :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2022

Common Stocks (99.1%)

	Shares	Value
Air Products & Chemicals, Inc. (Chemicals)	3,741	$1,153,201
Albemarle Corp. (Chemicals)	1,976	428,515
Alcoa Corp. (Metals & Mining)	2,983	135,637
Ashland, Inc. (Chemicals)	840	90,325
Axalta Coating Systems, Ltd.* (Chemicals)	3,722	94,799
Celanese Corp. (Chemicals)	1,681	171,865
CF Industries Holdings, Inc. (Chemicals)	3,308	281,842
Cleveland-Cliffs, Inc.* (Metals & Mining)	8,689	139,980
Commercial Metals Co. (Metals & Mining)	1,978	95,537
Corteva, Inc. (Chemicals)	12,041	707,770
Dow, Inc. (Chemicals)	11,873	598,280
DuPont de Nemours, Inc. (Chemicals)	8,379	575,051
Eastman Chemical Co. (Chemicals)	2,023	164,753
Ecolab, Inc. (Chemicals)	4,180	608,441
Element Solutions, Inc. (Chemicals)	3,795	69,031
FMC Corp. (Chemicals)	2,124	265,075
Freeport-McMoRan, Inc. (Metals & Mining)	24,108	916,103
Ginkgo Bioworks Holdings, Inc.*(a) (Chemicals)	14,987	25,328
Huntsman Corp. (Chemicals)	3,045	83,677
International Flavors & Fragrances, Inc. (Chemicals)	4,300	450,812
Linde PLC (Chemicals)	8,333	2,718,057
LyondellBasell Industries N.V. Class A (Chemicals)	4,284	355,701
MP Materials Corp.* (Metals & Mining)	1,557	37,804
NewMarket Corp. (Chemicals)	115	35,778
Newmont Corp. (Metals & Mining)	13,388	631,914
Nucor Corp. (Metals & Mining)	4,327	570,342
Olin Corp. (Chemicals)	2,149	113,768
PPG Industries, Inc. (Chemicals)	3,964	498,433
Reliance Steel & Aluminum Co. (Metals & Mining)	990	200,416
Royal Gold, Inc. (Metals & Mining)	1,107	124,781
RPM International, Inc. (Chemicals)	2,177	212,149
Steel Dynamics, Inc. (Metals & Mining)	2,814	274,928
The Chemours Co. (Chemicals)	2,544	77,897
The Mosaic Co. (Chemicals)	5,742	251,902
The Scotts Miracle-Gro Co.—Class A (Chemicals)	682	33,138
United States Steel Corp. (Metals & Mining)	3,951	98,973
Valvoline, Inc. (Chemicals)	2,987	97,526
Westlake Corp. (Chemicals)	581	59,576
TOTAL COMMON STOCKS (Cost $4,987,641)		13,449,105

Repurchase Agreements(b) (0.5%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $64,030	$64,000	$64,000
TOTAL REPURCHASE AGREEMENTS (Cost $64,000)		64,000

Collateral for Securities Loaned(c) (0.2%)

	Shares	Value
Invesco Government & Agency Portfolio—Institutional Shares, 4.23%(d)	25,181	$25,181
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $25,181)		25,181
TOTAL INVESTMENT SECURITIES (Cost $5,076,822)—99.8%		13,538,286
Net other assets (liabilities)—0.2%		29,962
NET ASSETS—100.0%		$13,568,248

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $24,568.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(c)	Securities were purchased with cash collateral held from securities on loan at December 31, 2022.
(d)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2022.

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Basic Materials Index	Goldman Sachs International	1/23/23	4.93%	$191,573	$(3,013)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Basic Materials :: 27

ProFund VP Basic Materials invested in the following industries as of December 31, 2022:

	Value	% of Net Assets
Chemicals	$10,222,690	75.3%
Metals & Mining	3,226,415	23.8%
Other**	119,143	0.9%
Total	$13,568,248	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

28 :: ProFund VP Basic Materials :: Financial Statements

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$5,076,822
Securities, at value(a)	13,474,286
Repurchase agreements, at value	64,000
Total Investment Securities, at value	13,538,286
Cash	507
Segregated cash balances for swap agreements with custodian	90,000
Dividends and interest receivable	19,011
Receivable for capital shares issued	63,216
Prepaid expenses	46
TOTAL ASSETS	13,711,066

LIABILITIES:
Payable for collateral for securities loaned	25,181
Payable for capital shares redeemed	73,893
Unrealized depreciation on swap agreements	3,013
Advisory fees payable	9,051
Management services fees payable	1,207
Administration fees payable	1,326
Administrative services fees payable	6,726
Distribution fees payable	6,928
Transfer agency fees payable	2,275
Fund accounting fees payable	760
Compliance services fees payable	103
Other accrued expenses	12,355
TOTAL LIABILITIES	142,818
NET ASSETS	$13,568,248

NET ASSETS CONSIST OF:
Capital	$7,754,508
Total distributable earnings (loss)	5,813,740
NET ASSETS	$13,568,248
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	177,592
Net Asset Value (offering and redemption price per share)	$76.40

(a) Includes securities on loan valued at:	$24,568

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends	$335,208
Interest	3,611
Net income from securities lending	336
TOTAL INVESTMENT INCOME	339,155

EXPENSES:
Advisory fees	118,841
Management services fees	15,845
Administration fees	15,013
Transfer agency fees	13,151
Administrative services fees	39,883
Distribution fees	39,614
Custody fees	1,292
Fund accounting fees	8,631
Trustee fees	266
Compliance services fees	106
Other fees	17,903
Total Gross Expenses before reductions	270,545
Expenses reduced and reimbursed by the Advisor	(4,340)
TOTAL NET EXPENSES	266,205
NET INVESTMENT INCOME (LOSS)	72,950

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(552,720)
Net realized gains (losses) on swap agreements	(107,372)
Change in net unrealized appreciation/depreciation on investment securities	(2,127,993)
Change in net unrealized appreciation/depreciation on swap agreements	(10,118)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(2,798,203)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,725,253)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Basic Materials :: 29

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$72,950	$31,759
Net realized gains (losses) on investments	(660,092)	205,580
Change in net unrealized appreciation/depreciation on investments	(2,138,111)	2,936,428
Change in net assets resulting from operations	(2,725,253)	3,173,767

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(191,880)	(550,093)
Change in net assets resulting from distributions	(191,880)	(550,093)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	20,908,816	31,694,090
Distributions reinvested	191,880	550,093
Value of shares redeemed	(21,898,854)	(34,000,418)
Change in net assets resulting from capital transactions	(798,158)	(1,756,235)
Change in net assets	(3,715,291)	867,439

NET ASSETS:
Beginning of period	17,283,539	16,416,100
End of period	$13,568,248	$17,283,539

SHARE TRANSACTIONS:
Issued	253,374	402,912
Reinvested	2,370	6,830
Redeemed	(281,628)	(442,935)
Change in shares	(25,884)	(33,193)

See accompanying notes to financial statements.

30 :: ProFund VP Basic Materials :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$84.94	$69.36	$64.71	$56.94	$69.41

Investment Activities:
Net investment income (loss)(a)	0.36	0.14	0.32	0.37	0.14
Net realized and unrealized gains (losses) on investments	(8.08)	17.52	9.87	9.53	(12.36)
Total income (loss) from investment activities	(7.72)	17.66	10.19	9.90	(12.22)

Distributions to Shareholders From:
Net investment income	(0.13)	(0.23)	(0.42)	(0.22)	(0.25)
Net realized gains on investments	(0.69)	(1.85)	(5.12)	(1.91)	—
Total distributions	(0.82)	(2.08)	(5.54)	(2.13)	(0.25)

Net Asset Value, End of Period	$76.40	$84.94	$69.36	$64.71	$56.94

Total Return(b)	(9.14)%	25.63%	16.49%	17.72%	(17.66)%

Ratios to Average Net Assets:
Gross expenses(b)	1.71%	1.68%	1.73%	1.71%	1.74%
Net expenses(b)	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)(b)	0.46%	0.18%	0.53%	0.60%	0.21%

Supplemental Data:
Net assets, end of period (000’s)	$13,568	$17,284	$16,416	$11,884	$12,171
Portfolio turnover rate(c)	65%	134%	135%	58%	39%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Bear :: 31

ProFund VP Bear (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the S&P 500® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possible even direction from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2022, the Fund had a total return of 17.03%. For the same period, the Index had a total return of -18.11%1 and a volatility of 24.19%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, and financial viability. Reconstitution occurs both on a quarterly and ongoing basis.

During the year ended December 31, 2022, the Fund invested in swap agreements and futures contracts as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Bear from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Bear	17.03%	-12.04%	-13.86%
S&P 500®	-18.11%	9.42%	12.56%

Expense Ratios**

Fund	Gross	Net
ProFund VP Bear	1.69%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Futures Contracts	(8)%
Swap Agreements	(92)%
Total Exposure	(100)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Bear primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

S&P 500® – Composition

% of Index
Information Technology	25%
Health Care	16%
Financials	12%
Consumer Discretionary	10%
Industrials	9%
Communication Services	7%
Consumer Staples	7%
Energy	5%
Utilities	3%
Materials	3%
Real Estate	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

32 :: ProFund VP Bear :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2022

Repurchase Agreements(a)(b) (83.5%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $4,140,914	$4,139,000	$4,139,000
TOTAL REPURCHASE AGREEMENTS (Cost $4,139,000)		4,139,000
TOTAL INVESTMENT SECURITIES (Cost $4,139,000)—83.5%		4,139,000
Net other assets (liabilities)—16.5%		818,759
NET ASSETS—100.0%		$4,957,759

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2022, the aggregate amount held in a segregated account was $470,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Futures Contracts	2	3/20/23	$(386,100)	$10,696

Total Return Swap Agreements—Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
S&P 500	Goldman Sachs International	1/27/23	(4.68)%	$(1,766,170)	$(7,252)
S&P 500	UBS AG	1/27/23	(4.48)%	(2,810,898)	(4,931)
				$(4,577,068)	$(12,183)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Bear :: 33

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$4,139,000
Repurchase agreements, at value	4,139,000
Total Investment Securities, at value	4,139,000
Cash	50
Segregated cash balances for futures contracts with brokers	23,320
Interest receivable	957
Receivable for capital shares issued	816,348
Variation margin on futures contracts	1,075
Prepaid expenses	402
TOTAL ASSETS	4,981,152

LIABILITIES:
Payable for capital shares redeemed	61
Unrealized depreciation on swap agreements	12,183
Advisory fees payable	2,595
Management services fees payable	346
Administration fees payable	357
Administrative services fees payable	1,604
Distribution fees payable	1,947
Transfer agency fees payable	623
Fund accounting fees payable	202
Compliance services fees payable	35
Other accrued expenses	3,440
TOTAL LIABILITIES	23,393
NET ASSETS	$4,957,759

NET ASSETS CONSIST OF:
Capital	$27,484,606
Total distributable earnings (loss)	(22,526,847)
NET ASSETS	$4,957,759
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	290,879
Net Asset Value (offering and redemption price per share)	$17.04

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Interest	$73,373

EXPENSES:
Advisory fees	29,202
Management services fees	3,894
Administration fees	3,753
Transfer agency fees	3,431
Administrative services fees	9,152
Distribution fees	9,734
Custody fees	736
Fund accounting fees	2,216
Trustee fees	60
Compliance services fees	35
Other fees	3,901
Total Gross Expenses before reductions	66,114
Expenses reduced and reimbursed by the Advisor	(700)
TOTAL NET EXPENSES	65,414
NET INVESTMENT INCOME (LOSS)	7,959

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on futures contracts	(5,596)
Net realized gains (losses) on swap agreements	155,141
Change in net unrealized appreciation/depreciation on futures contracts	10,696
Change in net unrealized appreciation/depreciation on swap agreements	(20,051)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	140,190
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$148,149

See accompanying notes to financial statements.

34 :: ProFund VP Bear :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$7,959	$(51,431)
Net realized gains (losses) on investments	149,545	(692,585)
Change in net unrealized appreciation/depreciation on investments	(9,355)	30,860
Change in net assets resulting from operations	148,149	(713,156)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	—	(21,696)
Change in net assets resulting from distributions	—	(21,696)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	33,511,378	24,842,719
Distributions reinvested	—	21,696
Value of shares redeemed	(30,258,589)	(24,924,990)
Change in net assets resulting from capital transactions	3,252,789	(60,575)
Change in net assets	3,400,938	(795,427)

NET ASSETS:
Beginning of period	1,556,821	2,352,248
End of period	$4,957,759	$1,556,821

SHARE TRANSACTIONS:
Issued	2,004,731	1,499,798
Reinvested	—	1,237
Redeemed	(1,820,764)	(1,514,177)
Change in shares	183,967	(13,142)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Bear :: 35

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019		Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$14.56	$19.59	$26.47	$34.40		$33.06

Investment Activities:
Net investment income (loss)(a)	0.03	(0.28)	(0.35)	0.13		0.03
Net realized and unrealized gains (losses) on investments	2.45	(4.49)	(6.41)	(8.03)		1.31
Total income (loss) from investment activities	2.48	(4.77)	(6.76)	(7.90)		1.34

Distributions to Shareholders From:
Net investment income	—	—	(0.12)	(0.03)		—
Net realized gains on investments	—	(0.26)	—	—		—
Total distributions	—	(0.26)	(0.12)	(0.03)		—

Net Asset Value, End of Period	$17.04	$14.56	$19.59	$26.47		$34.40

Total Return(b)	17.03%	(24.57)%	(25.61)%	(22.95)%		4.05%

Ratios to Average Net Assets:
Gross expenses(b)	1.70%	1.69%	1.79%	1.74%		1.65%
Net expenses(b)	1.68%	1.68%	1.68%	1.71	%(c)	1.65%
Net investment income (loss)(b)	0.20%	(1.68)%	(1.40)%	0.43%		0.08%

Supplemental Data:
Net assets, end of period (000’s)	$4,958	$1,557	$2,352	$3,207		$4,135
Portfolio turnover rate(d)	—	—	—	—		—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

36 :: ProFund VP Biotechnology :: Management Discussion of Fund Performance

ProFund VP Biotechnology (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. BiotechnologySM Index (the “Index”). For the year ended December 31, 2022, the Fund had a total return of -7.71%. For the same period, the Index had a total return of -6.20%1 and a volatility of 23.43%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the biotechnology sector of the U.S. equity market. Component companies engage in the research and development of biological substances for drug discovery and diagnostic development. These companies derive most of their revenue from the sale or licensing of drugs and diagnostic tools.

During the year ended December 31, 2022, the Fund invested in swap agreements in addition to investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Biotechnology from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Biotechnology	-7.71%	6.00%	12.08%
Dow Jones U.S. BiotechnologySM Index	-6.20%	7.82%	14.01%
S&P 500®	-18.11%	9.42%	12.56%

Expense Ratios**

Fund	Gross	Net
ProFund VP Biotechnology	1.58%	1.58%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	89%
Swap Agreements	11%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
AbbVie, Inc.	18.1%
Danaher Corp.	11.0%
Amgen, Inc.	8.9%
Gilead Sciences, Inc.	6.8%
Regeneron Pharmaceuticals, Inc.	4.9%

Dow Jones U.S. BiotechnologySM Index – Composition

% of Index
Biotechnology	71%
Life Sciences Tools & Services	29%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Biotechnology :: 37

Schedule of Portfolio Investments :: December 31, 2022

Common Stocks (88.7%)

	Shares	Value
10X Genomics, Inc.*—Class A (Life Sciences Tools & Services)	2,994	$109,101
AbbVie, Inc. (Biotechnology)	55,394	8,952,224
Agilent Technologies, Inc. (Life Sciences Tools & Services)	9,273	1,387,705
Alkermes PLC* (Biotechnology)	5,147	134,491
Alnylam Pharmaceuticals, Inc.* (Biotechnology)	3,854	915,903
Amgen, Inc. (Biotechnology)	16,713	4,389,502
Apellis Pharmaceuticals, Inc.* (Biotechnology)	2,944	152,234
Arrowhead Pharmaceuticals, Inc.* (Biotechnology)	3,316	134,497
Avantor, Inc.* (Life Sciences Tools & Services)	21,118	445,379
Azenta, Inc.* (Life Sciences Tools & Services)	2,350	136,817
Beam Therapeutics, Inc.* (Biotechnology)	1,854	72,510
Biogen, Inc.* (Biotechnology)	4,511	1,249,186
Biohaven, Ltd.* (Biotechnology)	2,007	27,857
BioMarin Pharmaceutical, Inc.* (Biotechnology)	5,821	602,415
Bio-Techne Corp. (Life Sciences Tools & Services)	4,917	407,521
Blueprint Medicines Corp.* (Biotechnology)	1,874	82,100
Charles River Laboratories International, Inc.* (Life Sciences Tools & Services)	1,594	347,333
CRISPR Therapeutics AG* (Biotechnology)	2,452	99,674
Danaher Corp. (Health Care Equipment & Supplies)	20,522	5,446,949
Denali Therapeutics, Inc.* (Biotechnology)	3,446	95,833
Exact Sciences Corp.* (Biotechnology)	5,566	275,573
Exelixis, Inc.* (Biotechnology)	10,104	162,068
Fate Therapeutics, Inc.* (Biotechnology)	2,587	26,103
Gilead Sciences, Inc. (Biotechnology)	39,287	3,372,789
Halozyme Therapeutics, Inc.* (Biotechnology)	4,235	240,972
Horizon Therapeutics PLC* (Pharmaceuticals)	7,098	807,752
Illumina, Inc.* (Life Sciences Tools & Services)	4,927	996,239
Incyte Corp.* (Biotechnology)	5,784	464,571
Intellia Therapeutics, Inc.* (Biotechnology)	2,670	93,156
Ionis Pharmaceuticals, Inc.* (Biotechnology)	4,449	168,039
IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	5,818	1,192,050
Maravai LifeSciences Holdings, Inc.*—Class A (Life Sciences Tools & Services)	3,420	48,940
Medpace Holdings, Inc.* (Life Sciences Tools & Services)	789	167,591
Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	698	1,008,924
Mirati Therapeutics, Inc.* (Biotechnology)	1,623	73,538
Moderna, Inc.* (Biotechnology)	10,349	1,858,887
Natera, Inc.* (Biotechnology)	3,415	137,181
Neurocrine Biosciences, Inc.* (Biotechnology)	3,011	359,634
Novavax, Inc.* (Biotechnology)	2,459	25,279
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	3,354	2,419,877
Repligen Corp.* (Life Sciences Tools & Services)	1,617	273,774
Sarepta Therapeutics, Inc.* (Biotechnology)	2,750	356,345
Seagen, Inc.* (Biotechnology)	4,304	553,107
Sotera Health Co.* (Life Sciences Tools & Services)	3,093	25,765
Syneos Health, Inc.* (Life Sciences Tools & Services)	3,223	118,220
Ultragenyx Pharmaceutical, Inc.* (Biotechnology)	2,196	101,741
United Therapeutics Corp.* (Biotechnology)	1,428	397,113
Vertex Pharmaceuticals, Inc.* (Biotechnology)	8,040	2,321,791
Vir Biotechnology, Inc.* (Biotechnology)	2,377	60,162
West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	2,319	545,777
TOTAL COMMON STOCKS (Cost $18,838,601)		43,842,189

Repurchase Agreements(a) (2.8%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $1,362,630	$1,362,000	$1,362,000
TOTAL REPURCHASE AGREEMENTS (Cost $1,362,000)		1,362,000
TOTAL INVESTMENT SECURITIES (Cost $20,200,601)—91.5%		45,204,189
Net other assets (liabilities)—8.5%		4,190,752
NET ASSETS—100.0%		$49,394,941

*	Non-income producing security.
(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to financial statements.

38 :: ProFund VP Biotechnology :: Financial Statements

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Biotechnology Index	Goldman Sachs International	1/23/23	4.93%	$5,544,825	$(1,533)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Biotechnology invested in the following industries as of December 31, 2022:

	Value	% of Net Assets
Biotechnology	$30,376,352	61.5%
Health Care Equipment & Supplies	5,992,726	12.1%
Life Sciences Tools & Services	6,665,359	13.5%
Pharmaceuticals	807,752	1.6%
Other**	5,552,752	11.3%
Total	$49,394,941	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Biotechnology :: 39

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$20,200,601
Securities, at value	43,842,189
Repurchase agreements, at value	1,362,000
Total Investment Securities, at value	45,204,189
Cash	234
Segregated cash balances for swap agreements with custodian	265,000
Dividends and interest receivable	8,217
Receivable for capital shares issued	137,772
Receivable for investments sold	4,016,206
Prepaid expenses	142
TOTAL ASSETS	49,631,760

LIABILITIES:
Payable for capital shares redeemed	96,797
Unrealized depreciation on swap agreements	1,533
Advisory fees payable	31,850
Management services fees payable	4,247
Administration fees payable	4,529
Administrative services fees payable	18,238
Distribution fees payable	28,058
Transfer agency fees payable	7,759
Fund accounting fees payable	2,572
Compliance services fees payable	337
Other accrued expenses	40,899
TOTAL LIABILITIES	236,819
NET ASSETS	$49,394,941

NET ASSETS CONSIST OF:
Capital	$21,070,275
Total distributable earnings (loss)	28,324,666
NET ASSETS	$49,394,941
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	698,728
Net Asset Value (offering and redemption price per share)	$70.69

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends	$708,487
Interest	12,236
Net income from securities lending	106
TOTAL INVESTMENT INCOME	720,829

EXPENSES:
Advisory fees	376,842
Management services fees	50,245
Administration fees	47,547
Transfer agency fees	41,755
Administrative services fees	87,155
Distribution fees	125,614
Custody fees	4,915
Fund accounting fees	27,151
Trustee fees	844
Compliance services fees	337
Other fees	53,827
TOTAL NET EXPENSES	816,232
NET INVESTMENT INCOME (LOSS)	(95,403)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	5,465,285
Net realized gains (losses) on swap agreements	191,000
Change in net unrealized appreciation/depreciation on investment securities	(10,673,200)
Change in net unrealized appreciation/depreciation on swap agreements	(2,356)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(5,019,271)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,114,674)

See accompanying notes to financial statements.

40 :: ProFund VP Biotechnology :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(95,403)	$(98,109)
Net realized gains (losses) on investments	5,656,285	10,795,186
Change in net unrealized appreciation/depreciation on investments	(10,675,556)	(1,563,132)
Change in net assets resulting from operations	(5,114,674)	9,133,945

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(8,817,118)	(384,376)
Change in net assets resulting from distributions	(8,817,118)	(384,376)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	15,974,231	21,315,729
Distributions reinvested	8,817,118	384,376
Value of shares redeemed	(23,263,017)	(29,619,878)
Change in net assets resulting from capital transactions	1,528,332	(7,919,773)
Change in net assets	(12,403,460)	829,796

NET ASSETS:
Beginning of period	61,798,401	60,968,605
End of period	$49,394,941	$61,798,401

SHARE TRANSACTIONS:
Issued	226,037	233,740
Reinvested	138,329	4,479
Redeemed	(319,842)	(326,324)
Change in shares	44,524	(88,105)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Biotechnology :: 41

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$94.46	$82.13	$76.13	$65.65	$70.40

Investment Activities:
Net investment income (loss)(a)	(0.14)	(0.14)	(0.05)	0.01	(0.07)
Net realized and unrealized gains (losses) on investments	(8.78)	13.01	11.57	10.75	(4.68)
Total income (loss) from investment activities	(8.92)	12.87	11.52	10.76	(4.75)

Distributions to Shareholders From:
Net investment income	—	—	(0.01)	—	—
Net realized gains on investments	(14.85)	(0.54)	(5.51)	(0.28)	—
Total distributions	(14.85)	(0.54)	(5.52)	(0.28)	—

Net Asset Value, End of Period	$70.69	$94.46	$82.13	$76.13	$65.65

Total Return(b)	(7.71)%	15.73%	15.38%	16.46%	(6.75)%

Ratios to Average Net Assets:
Gross expenses(b)	1.63%	1.58%	1.67%	1.63%	1.58%
Net expenses(b)	1.63%	1.58%	1.67%	1.63%	1.58%
Net investment income (loss)(b)	(0.19)%	(0.15)%	(0.06)%	0.02%	(0.10)%

Supplemental Data:
Net assets, end of period (000’s)	$49,395	$61,798	$60,969	$57,767	$55,520
Portfolio turnover rate(c)	29%	43%	70%	81%	114%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

42 :: ProFund VP Bull :: Management Discussion of Fund Performance

ProFund VP Bull (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® (the “Index”). For the year ended December 31, 2022, the Fund had a total return of -19.74%. For the same period, the Index had a total return of -18.11%1 and a volatility of 24.19%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, and financial viability. Reconstitution occurs both on a quarterly and an ongoing basis.

During the year ended December 31, 2022, the Fund invested in swap agreements and futures contracts in addition to investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Bull from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Bull	-19.74%	7.31%	10.37%
S&P 500®	-18.11%	9.42%	12.56%

Expense Ratios**

Fund	Gross	Net
ProFund VP Bull	1.63%	1.63%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	73%
Futures Contracts	7%
Swap Agreements	20%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	4.4%
Microsoft Corp.	4.1%
Alphabet, Inc.	2.3%
Amazon.com, Inc.	1.7%
Berkshire Hathaway, Inc.	1.3%

S&P 500® – Composition

% of Index
Information Technology	25%
Health Care	16%
Financials	12%
Consumer Discretionary	10%
Industrials	9%
Communication Services	7%
Consumer Staples	7%
Energy	5%
Utilities	3%
Materials	3%
Real Estate	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Bull :: 43

Schedule of Portfolio Investments :: December 31, 2022

Common Stocks (73.1%)

	Shares	Value
3M Co. (Industrial Conglomerates)	548	$65,716
A.O. Smith Corp. (Building Products)	126	7,212
Abbott Laboratories (Health Care Equipment & Supplies)	1,730	189,936
AbbVie, Inc. (Biotechnology)	1,755	283,625
Accenture PLC—Class A (IT Services)	625	166,775
Activision Blizzard, Inc. (Entertainment)	707	54,121
Adobe, Inc.* (Software)	461	155,140
Advance Auto Parts, Inc. (Specialty Retail)	60	8,822
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	1,600	103,632
Aflac, Inc. (Insurance)	561	40,358
Agilent Technologies, Inc. (Life Sciences Tools & Services)	294	43,997
Air Products & Chemicals, Inc. (Chemicals)	220	67,817
Akamai Technologies, Inc.* (IT Services)	156	13,151
Alaska Air Group, Inc.* (Airlines)	126	5,410
Albemarle Corp. (Chemicals)	116	25,156
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts (REITs))	148	21,559
Align Technology, Inc.* (Health Care Equipment & Supplies)	72	15,185
Allegion PLC (Building Products)	87	9,158
Alliant Energy Corp. (Electric Utilities)	249	13,747
Alphabet, Inc.*—Class A (Interactive Media & Services)	5,926	522,850
Alphabet, Inc.*—Class C (Interactive Media & Services)	5,253	466,098
Altria Group, Inc. (Tobacco)	1,778	81,272
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	8,806	739,703
Amcor PLC (Containers & Packaging)	1,477	17,591
Ameren Corp. (Multi-Utilities)	257	22,852
American Airlines Group, Inc.* (Airlines)	645	8,204
American Electric Power Co., Inc. (Electric Utilities)	510	48,425
American Express Co. (Consumer Finance)	593	87,616
American International Group, Inc. (Insurance)	737	46,608
American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	462	97,879
American Water Works Co., Inc. (Water Utilities)	180	27,436
Ameriprise Financial, Inc. (Capital Markets)	106	33,005
AmerisourceBergen Corp. (Health Care Providers & Services)	161	26,679
AMETEK, Inc. (Electrical Equipment)	228	31,856
Amgen, Inc. (Biotechnology)	529	138,937
Amphenol Corp.—Class A (Electronic Equipment, Instruments & Components)	590	44,922
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	510	83,655
ANSYS, Inc.* (Software)	86	20,777
Aon PLC (Insurance)	205	61,529
APA Corp. (Oil, Gas & Consumable Fuels)	319	14,891
Apple, Inc. (Technology Hardware, Storage & Peripherals)	14,837	1,927,771
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	854	83,163
Aptiv PLC* (Auto Components)	269	25,052
Arch Capital Group, Ltd.* (Insurance)	367	23,040
Archer-Daniels-Midland Co. (Food Products)	545	50,603
Arista Networks, Inc.* (Communications Equipment)	246	29,852
Arthur J. Gallagher & Co. (Insurance)	209	39,405
Assurant, Inc. (Insurance)	52	6,503
AT&T, Inc. (Diversified Telecommunication Services)	7,071	130,177
Atmos Energy Corp. (Gas Utilities)	139	15,578
Autodesk, Inc.* (Software)	214	39,990
Automatic Data Processing, Inc. (IT Services)	412	98,410
AutoZone, Inc.* (Specialty Retail)	19	46,857
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	139	22,451
Avery Dennison Corp. (Containers & Packaging)	80	14,480
Baker Hughes Co.—Class A (Energy Equipment & Services)	993	29,323
Ball Corp. (Containers & Packaging)	311	15,905
Bank of America Corp. (Banks)	6,925	229,356
Bath & Body Works, Inc. (Specialty Retail)	227	9,566
Baxter International, Inc. (Health Care Equipment & Supplies)	500	25,485
Becton, Dickinson & Co. (Health Care Equipment & Supplies)	283	71,967
Berkshire Hathaway, Inc.*—Class B (Diversified Financial Services)	1,788	552,313
Best Buy Co., Inc. (Specialty Retail)	199	15,962
Biogen, Inc.* (Biotechnology)	143	39,600
Bio-Rad Laboratories, Inc.*—Class A (Life Sciences Tools & Services)	21	8,830
Bio-Techne Corp. (Life Sciences Tools & Services)	156	12,929
BlackRock, Inc.—Class A (Capital Markets)	149	105,586
Booking Holdings, Inc.* (Hotels, Restaurants & Leisure)	38	76,581
BorgWarner, Inc. (Auto Components)	232	9,338
Boston Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	142	9,596
Boston Scientific Corp.* (Health Care Equipment & Supplies)	1,421	65,750
Bristol-Myers Squibb Co. (Pharmaceuticals)	2,110	151,815
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	402	224,770
Broadridge Financial Solutions, Inc. (IT Services)	117	15,693
Brown & Brown, Inc. (Insurance)	233	13,274
Brown-Forman Corp.—Class B (Beverages)	181	11,888
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	117	10,713
Cadence Design Systems, Inc.* (Software)	272	43,694

See accompanying notes to financial statements.

44 :: ProFund VP Bull :: Financial Statements

Common Stocks, continued

	Shares	Value
Caesars Entertainment, Inc.* (Hotels, Restaurants & Leisure)	213	$8,861
Camden Property Trust (Equity Real Estate Investment Trusts (REITs))	106	11,859
Campbell Soup Co. (Food Products)	199	11,293
Capital One Financial Corp. (Consumer Finance)	379	35,232
Cardinal Health, Inc. (Health Care Providers & Services)	260	19,986
CarMax, Inc.* (Specialty Retail)	157	9,560
Carnival Corp.*—Class A (Hotels, Restaurants & Leisure)	994	8,012
Carrier Global Corp. (Building Products)	830	34,238
Catalent, Inc.* (Pharmaceuticals)	179	8,057
Caterpillar, Inc. (Machinery)	516	123,612
Cboe Global Markets, Inc. (Capital Markets)	105	13,174
CBRE Group, Inc.*—Class A (Real Estate Management & Development)	313	24,088
CDW Corp. (Electronic Equipment, Instruments & Components)	134	23,930
Celanese Corp. (Chemicals)	99	10,122
Centene Corp.* (Health Care Providers & Services)	562	46,090
CenterPoint Energy, Inc. (Multi-Utilities)	625	18,744
Ceridian HCM Holding, Inc.* (Software)	152	9,751
CF Industries Holdings, Inc. (Chemicals)	195	16,614
Charles River Laboratories International, Inc.* (Life Sciences Tools & Services)	50	10,895
Charter Communications, Inc.*—Class A (Media)	107	36,284
Chevron Corp. (Oil, Gas & Consumable Fuels)	1,766	316,979
Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)	28	38,850
Chubb, Ltd. (Insurance)	412	90,886
Church & Dwight Co., Inc. (Household Products)	242	19,508
Cigna Corp. (Health Care Providers & Services)	303	100,396
Cincinnati Financial Corp. (Insurance)	156	15,973
Cintas Corp. (Commercial Services & Supplies)	86	38,839
Cisco Systems, Inc. (Communications Equipment)	4,074	194,086
Citigroup, Inc. (Banks)	1,922	86,932
Citizens Financial Group, Inc. (Banks)	489	19,252
CME Group, Inc. (Capital Markets)	357	60,033
CMS Energy Corp. (Multi-Utilities)	288	18,239
Cognizant Technology Solutions Corp.— Class A (IT Services)	510	29,167
Colgate-Palmolive Co. (Household Products)	829	65,317
Comcast Corp.—Class A (Media)	4,279	149,637
Comerica, Inc. (Banks)	130	8,691
Conagra Brands, Inc. (Food Products)	476	18,421
ConocoPhillips (Oil, Gas & Consumable Fuels)	1,236	145,848
Consolidated Edison, Inc. (Multi-Utilities)	352	33,549
Constellation Brands, Inc.—Class A (Beverages)	161	37,312
Constellation Energy Corp. (Electric Utilities)	324	27,932
Copart, Inc.* (Commercial Services & Supplies)	425	25,878
Corning, Inc. (Electronic Equipment, Instruments & Components)	755	24,115
Corteva, Inc. (Chemicals)	709	41,675
CoStar Group, Inc.* (Professional Services)	404	31,220
Costco Wholesale Corp. (Food & Staples Retailing)	439	200,404
Coterra Energy, Inc. (Oil, Gas & Consumable Fuels)	782	19,214
Crown Castle, Inc. (Equity Real Estate Investment Trusts (REITs))	430	58,325
CSX Corp. (Road & Rail)	2,086	64,624
Cummins, Inc. (Machinery)	140	33,921
CVS Health Corp. (Health Care Providers & Services)	1,304	121,520
D.R. Horton, Inc. (Household Durables)	311	27,722
Danaher Corp. (Health Care Equipment & Supplies)	650	172,522
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	121	16,738
DaVita, Inc.* (Health Care Providers & Services)	55	4,107
Deere & Co. (Machinery)	273	117,050
Delta Air Lines, Inc.* (Airlines)	636	20,899
DENTSPLY SIRONA, Inc. (Health Care Equipment & Supplies)	213	6,782
Devon Energy Corp. (Oil, Gas & Consumable Fuels)	649	39,920
DexCom, Inc.* (Health Care Equipment & Supplies)	383	43,371
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	175	23,937
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	285	28,577
Discover Financial Services (Consumer Finance)	271	26,512
DISH Network Corp.*—Class A (Media)	249	3,496
Dollar General Corp. (Multiline Retail)	224	55,160
Dollar Tree, Inc.* (Multiline Retail)	209	29,561
Dominion Energy, Inc. (Multi-Utilities)	827	50,712
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)	35	12,124
Dover Corp. (Machinery)	139	18,822
Dow, Inc. (Chemicals)	698	35,172
DTE Energy Co. (Multi-Utilities)	192	22,566
Duke Energy Corp. (Electric Utilities)	764	78,684
DuPont de Nemours, Inc. (Chemicals)	493	33,835
DXC Technology Co.* (IT Services)	228	6,042
Eastman Chemical Co. (Chemicals)	119	9,691
Eaton Corp. PLC (Electrical Equipment)	395	61,995
eBay, Inc. (Internet & Direct Marketing Retail)	538	22,311
Ecolab, Inc. (Chemicals)	246	35,808
Edison International (Electric Utilities)	379	24,112
Edwards Lifesciences Corp.* (Health Care Equipment & Supplies)	613	45,736
Electronic Arts, Inc. (Entertainment)	260	31,767
Elevance Health, Inc. (Health Care Providers & Services)	237	121,573
Eli Lilly & Co. (Pharmaceuticals)	782	286,087

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Bull :: 45

Common Stocks, continued

	Shares	Value
Emerson Electric Co. (Electrical Equipment)	587	$56,387
Enphase Energy, Inc.* (Semiconductors & Semiconductor Equipment)	135	35,770
Entergy Corp. (Electric Utilities)	202	22,725
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	583	75,510
EPAM Systems, Inc.* (IT Services)	57	18,681
EQT Corp. (Oil, Gas & Consumable Fuels)	364	12,314
Equifax, Inc. (Professional Services)	121	23,518
Equinix, Inc. (Equity Real Estate Investment Trusts (REITs))	92	60,263
Equity Residential (Equity Real Estate Investment Trusts (REITs))	337	19,883
Essex Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	64	13,563
Etsy, Inc.* (Internet & Direct Marketing Retail)	125	14,973
Everest Re Group, Ltd. (Insurance)	39	12,920
Evergy, Inc. (Electric Utilities)	228	14,348
Eversource Energy (Electric Utilities)	346	29,009
Exelon Corp. (Electric Utilities)	986	42,625
Expedia Group, Inc.* (Hotels, Restaurants & Leisure)	149	13,052
Expeditors International of Washington, Inc. (Air Freight & Logistics)	158	16,419
Extra Space Storage, Inc. (Equity Real Estate Investment Trusts (REITs))	133	19,575
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	4,086	450,685
F5, Inc.* (Communications Equipment)	59	8,467
FactSet Research Systems, Inc. (Capital Markets)	38	15,246
Fastenal Co. (Trading Companies & Distributors)	568	26,878
Federal Realty Investment Trust (Equity Real Estate Investment Trusts (REITs))	73	7,376
FedEx Corp. (Air Freight & Logistics)	238	41,222
Fidelity National Information Services, Inc. (IT Services)	589	39,964
Fifth Third Bancorp (Banks)	681	22,344
First Horizon Corp. (Banks)	1	14
First Republic Bank (Banks)	181	22,062
First Solar, Inc.* (Semiconductors & Semiconductor Equipment)	98	14,679
FirstEnergy Corp. (Electric Utilities)	539	22,606
Fiserv, Inc.* (IT Services)	630	63,674
FleetCor Technologies, Inc.* (IT Services)	73	13,409
FMC Corp. (Chemicals)	125	15,600
Ford Motor Co. (Automobiles)	3,919	45,578
Fortinet, Inc.* (Software)	643	31,436
Fortive Corp. (Machinery)	351	22,552
Fox Corp.—Class A (Media)	300	9,111
Fox Corp.—Class B (Media)	138	3,926
Franklin Resources, Inc. (Capital Markets)	282	7,439
Freeport-McMoRan, Inc. (Metals & Mining)	1,418	53,883
Garmin, Ltd. (Household Durables)	152	14,028
Gartner, Inc.* (IT Services)	78	26,219
GEN DIGITAL INC. (Software)	575	12,322
Generac Holdings, Inc.* (Electrical Equipment)	63	6,342
General Dynamics Corp. (Aerospace & Defense)	223	55,329
General Electric Co. (Industrial Conglomerates)	1,084	90,828
General Mills, Inc. (Food Products)	589	49,388
General Motors Co. (Automobiles)	1,410	47,432
Genuine Parts Co. (Distributors)	140	24,292
Gilead Sciences, Inc. (Biotechnology)	1,244	106,797
Global Payments, Inc. (IT Services)	268	26,618
Globe Life, Inc. (Insurance)	90	10,850
Halliburton Co. (Energy Equipment & Services)	901	35,454
Hartford Financial Services Group, Inc. (Insurance)	316	23,962
Hasbro, Inc. (Leisure Products)	129	7,870
HCA Healthcare, Inc. (Health Care Providers & Services)	210	50,392
Healthpeak Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	533	13,362
Henry Schein, Inc.* (Health Care Providers & Services)	134	10,703
Hess Corp. (Oil, Gas & Consumable Fuels)	275	39,001
Hewlett Packard Enterprises Co. (Technology Hardware, Storage & Peripherals)	1,277	20,381
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	268	33,864
Hologic, Inc.* (Health Care Equipment & Supplies)	248	18,553
Honeywell International, Inc. (Industrial Conglomerates)	667	142,939
Hormel Foods Corp. (Food Products)	287	13,073
Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts (REITs))	709	11,379
Howmet Aerospace, Inc. (Aerospace & Defense)	365	14,385
HP, Inc. (Technology Hardware, Storage & Peripherals)	878	23,592
Humana, Inc. (Health Care Providers & Services)	126	64,536
Huntington Bancshares, Inc. (Banks)	1,431	20,177
Huntington Ingalls Industries, Inc. (Aerospace & Defense)	40	9,227
IDEX Corp. (Machinery)	75	17,125
IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	82	33,453
Illinois Tool Works, Inc. (Machinery)	277	61,023
Illumina, Inc.* (Life Sciences Tools & Services)	156	31,543
Incyte Corp.* (Biotechnology)	183	14,699
Ingersoll Rand, Inc. (Machinery)	402	21,005
Intel Corp. (Semiconductors & Semiconductor Equipment)	4,095	108,231
Intercontinental Exchange, Inc. (Capital Markets)	554	56,835
International Business Machines Corp. (IT Services)	897	126,378
International Flavors & Fragrances, Inc. (Chemicals)	253	26,525
International Paper Co. (Containers & Packaging)	353	12,224
Intuit, Inc. (Software)	280	108,982

See accompanying notes to financial statements.

46 :: ProFund VP Bull :: Financial Statements

Common Stocks, continued

	Shares	Value
Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	351	$93,138
Invesco, Ltd. (Capital Markets)	451	8,113
Invitation Homes, Inc. (Equity Real Estate Investment Trusts (REITs))	576	17,073
IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	184	37,700
Iron Mountain, Inc. (Equity Real Estate Investment Trusts (REITs))	288	14,357
J.B. Hunt Transport Services, Inc. (Road & Rail)	82	14,298
Jack Henry & Associates, Inc. (IT Services)	72	12,640
Jacobs Solutions, Inc. (Professional Services)	127	15,249
Johnson & Johnson (Pharmaceuticals)	2,594	458,230
Johnson Controls International PLC (Building Products)	683	43,711
JPMorgan Chase & Co. (Banks)	2,910	390,231
Juniper Networks, Inc. (Communications Equipment)	322	10,291
Kellogg Co. (Food Products)	254	18,095
Keurig Dr Pepper, Inc. (Beverages)	843	30,061
KeyCorp (Banks)	926	16,131
Keysight Technologies, Inc.* (Electronic Equipment, Instruments & Components)	177	30,279
Kimberly-Clark Corp. (Household Products)	335	45,476
Kimco Realty Corp. (Equity Real Estate Investment Trusts (REITs))	614	13,005
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	1,963	35,491
KLA Corp. (Semiconductors & Semiconductor Equipment)	141	53,161
L3Harris Technologies, Inc. (Aerospace & Defense)	189	39,352
Laboratory Corp. of America Holdings (Health Care Providers & Services)	88	20,722
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	135	56,741
Lamb Weston Holding, Inc. (Food Products)	143	12,778
Las Vegas Sands Corp.* (Hotels, Restaurants & Leisure)	326	15,671
Leidos Holdings, Inc. (Professional Services)	136	14,306
Lennar Corp.—Class A (Household Durables)	253	22,897
Lincoln National Corp. (Insurance)	153	4,700
Linde PLC (Chemicals)	491	160,153
Live Nation Entertainment, Inc.* (Entertainment)	142	9,903
LKQ Corp. (Distributors)	252	13,459
Lockheed Martin Corp. (Aerospace & Defense)	231	112,379
Loews Corp. (Insurance)	196	11,433
Lowe’s Cos., Inc. (Specialty Retail)	616	122,732
Lumen Technologies, Inc. (Diversified Telecommunication Services)	944	4,928
LyondellBasell Industries N.V.—Class A (Chemicals)	252	20,924
M&T Bank Corp. (Banks)	171	24,805
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	630	17,054
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	465	54,121
MarketAxess Holdings, Inc. (Capital Markets)	37	10,319
Marriott International, Inc.—Class A (Hotels, Restaurants & Leisure)	268	39,879
Marsh & McLennan Cos., Inc. (Insurance)	492	81,416
Martin Marietta Materials, Inc. (Construction Materials)	62	20,954
Masco Corp. (Building Products)	224	10,454
Mastercard, Inc.—Class A (IT Services)	842	292,789
Match Group, Inc.* (Interactive Media & Services)	277	11,493
McCormick & Co., Inc. (Food Products)	249	20,640
McDonald’s Corp. (Hotels, Restaurants & Leisure)	727	191,586
McKesson Corp. (Health Care Providers & Services)	141	52,892
Medtronic PLC (Health Care Equipment & Supplies)	1,319	102,512
Merck & Co., Inc. (Pharmaceuticals)	2,516	279,150
Meta Platforms, Inc.*—Class A (Interactive Media & Services)	2,231	268,479
MetLife, Inc. (Insurance)	654	47,330
Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	22	31,800
MGM Resorts International (Hotels, Restaurants & Leisure)	316	10,595
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	546	38,357
Micron Technology, Inc. (Semiconductors & Semiconductor Equipment)	1,079	53,928
Microsoft Corp. (Software)	7,396	1,773,709
Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	115	18,054
Moderna, Inc.* (Biotechnology)	328	58,915
Mohawk Industries, Inc.* (Household Durables)	52	5,315
Molina Healthcare, Inc.* (Health Care Providers & Services)	58	19,153
Molson Coors Beverage Co.—Class B (Beverages)	187	9,634
Mondelez International, Inc.—Class A (Food Products)	1,355	90,311
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	44	15,559
Monster Beverage Corp.* (Beverages)	378	38,378
Moody’s Corp. (Capital Markets)	156	43,465
Morgan Stanley (Capital Markets)	1,309	111,291
Motorola Solutions, Inc. (Communications Equipment)	166	42,780
MSCI, Inc. (Capital Markets)	79	36,748
Nasdaq, Inc. (Capital Markets)	336	20,614
NetApp, Inc. (Technology Hardware, Storage & Peripherals)	216	12,973
Netflix, Inc.* (Entertainment)	442	130,337
Newell Brands, Inc. (Household Durables)	373	4,879
Newmont Corp. (Metals & Mining)	788	37,194
News Corp.—Class A (Media)	379	6,898
News Corp.—Class B (Media)	117	2,157
NextEra Energy, Inc. (Electric Utilities)	1,972	164,858

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Bull :: 47

Common Stocks, continued

	Shares	Value
NIKE, Inc.—Class B (Textiles, Apparel & Luxury Goods)	1,249	$146,146
NiSource, Inc. (Multi-Utilities)	403	11,050
Nordson Corp. (Machinery)	53	12,599
Norfolk Southern Corp. (Road & Rail)	230	56,677
Northern Trust Corp. (Capital Markets)	207	18,317
Northrop Grumman Corp. (Aerospace & Defense)	144	78,568
Norwegian Cruise Line Holdings, Ltd.* (Hotels, Restaurants & Leisure)	418	5,116
NRG Energy, Inc. (Electric Utilities)	229	7,287
Nucor Corp. (Metals & Mining)	255	33,612
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	2,471	361,111
NVR, Inc.* (Household Durables)	3	13,838
NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment)	257	40,614
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	721	45,416
Old Dominion Freight Line, Inc. (Road & Rail)	90	25,540
Omnicom Group, Inc. (Media)	202	16,477
ON Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	429	26,757
ONEOK, Inc. (Oil, Gas & Consumable Fuels)	443	29,105
Oracle Corp. (Software)	1,525	124,654
O’Reilly Automotive, Inc.* (Specialty Retail)	62	52,330
Organon & Co. (Pharmaceuticals)	252	7,038
Otis Worldwide Corp. (Machinery)	413	32,342
PACCAR, Inc. (Machinery)	345	34,145
Packaging Corp. of America (Containers & Packaging)	92	11,768
Paramount Global–Class B (Media)	501	8,457
Parker-Hannifin Corp. (Machinery)	127	36,957
Paychex, Inc. (IT Services)	318	36,748
Paycom Software, Inc.* (Software)	48	14,895
PayPal Holdings, Inc.* (IT Services)	1,131	80,550
Pentair PLC (Machinery)	163	7,332
PepsiCo, Inc. (Beverages)	1,367	246,962
PerkinElmer, Inc. (Life Sciences Tools & Services)	125	17,528
Pfizer, Inc. (Pharmaceuticals)	5,568	285,304
PG&E Corp.* (Electric Utilities)	1,597	25,967
Philip Morris International, Inc. (Tobacco)	1,538	155,661
Phillips 66 (Oil, Gas & Consumable Fuels)	469	48,814
Pinnacle West Capital Corp. (Electric Utilities)	112	8,516
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	236	53,900
Pool Corp. (Distributors)	39	11,791
PPG Industries, Inc. (Chemicals)	233	29,297
PPL Corp. (Electric Utilities)	731	21,360
Principal Financial Group, Inc. (Insurance)	226	18,966
Prologis, Inc. (Equity Real Estate Investment Trusts (REITs))	916	103,261
Prudential Financial, Inc. (Insurance)	365	36,303
PTC, Inc.* (Software)	105	12,604
Public Service Enterprise Group, Inc. (Multi-Utilities)	495	30,329
Public Storage (Equity Real Estate Investment Trusts (REITs))	157	43,990
PulteGroup, Inc. (Household Durables)	226	10,290
Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	101	9,155
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	1,112	122,253
Quanta Services, Inc. (Construction & Engineering)	142	20,235
Quest Diagnostics, Inc. (Health Care Providers & Services)	113	17,678
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)	41	4,332
Raymond James Financial, Inc. (Capital Markets)	192	20,515
Raytheon Technologies Corp. (Aerospace & Defense)	1,459	147,242
Realty Income Corp. (Equity Real Estate Investment Trusts (REITs))	622	39,453
Regency Centers Corp. (Equity Real Estate Investment Trusts (REITs))	153	9,563
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	106	76,478
Regions Financial Corp. (Banks)	927	19,986
Republic Services, Inc. (Commercial Services & Supplies)	204	26,314
ResMed, Inc. (Health Care Equipment & Supplies)	145	30,179
Robert Half International, Inc. (Professional Services)	108	7,974
Rockwell Automation, Inc. (Electrical Equipment)	114	29,363
Rollins, Inc. (Commercial Services & Supplies)	230	8,404
Roper Technologies, Inc. (Software)	105	45,369
Ross Stores, Inc. (Specialty Retail)	344	39,928
Royal Caribbean Cruises, Ltd.* (Hotels, Restaurants & Leisure)	218	10,776
S&P Global, Inc. (Capital Markets)	330	110,530
Salesforce, Inc.* (Software)	992	131,529
SBA Communications Corp. (Equity Real Estate Investment Trusts (REITs))	107	29,993
Schlumberger, Ltd. (Energy Equipment & Services)	1,407	75,219
Seagate Technology Holdings PLC (Technology Hardware, Storage & Peripherals)	190	9,996
Sealed Air Corp. (Containers & Packaging)	144	7,183
Sempra Energy (Multi-Utilities)	312	48,216
ServiceNow, Inc.* (Software)	200	77,654
Signature Bank (Banks)	62	7,144
Simon Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	324	38,064
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	159	14,490
Snap-on, Inc. (Machinery)	53	12,110
SolarEdge Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	55	15,580
Southwest Airlines Co.* (Airlines)	589	19,832
Stanley Black & Decker, Inc. (Machinery)	147	11,043
Starbucks Corp. (Hotels, Restaurants & Leisure)	1,139	112,989

See accompanying notes to financial statements.

48 :: ProFund VP Bull :: Financial Statements

Common Stocks, continued

	Shares	Value
State Street Corp. (Capital Markets)	364	$28,235
Steel Dynamics, Inc. (Metals & Mining)	164	16,023
STERIS PLC (Health Care Equipment & Supplies)	99	18,284
Stryker Corp. (Health Care Equipment & Supplies)	334	81,660
SVB Financial Group* (Banks)	59	13,578
Synchrony Financial (Consumer Finance)	447	14,688
Synopsys, Inc.* (Software)	152	48,532
Sysco Corp. (Food & Staples Retailing)	503	38,454
T. Rowe Price Group, Inc. (Capital Markets)	222	24,211
Take-Two Interactive Software, Inc.* (Entertainment)	157	16,348
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	239	9,101
Targa Resources Corp. (Oil, Gas & Consumable Fuels)	225	16,538
Target Corp. (Multiline Retail)	457	68,111
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	316	36,277
Teledyne Technologies, Inc.* (Electronic Equipment, Instruments & Components)	47	18,796
Teleflex, Inc. (Health Care Equipment & Supplies)	47	11,733
Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	155	13,539
Tesla, Inc.* (Automobiles)	2,663	328,029
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	900	148,698
Textron, Inc. (Aerospace & Defense)	207	14,656
The AES Corp. (Independent Power and Renewable Electricity Producers)	663	19,068
The Allstate Corp. (Insurance)	263	35,663
The Bank of New York Mellon Corp. (Capital Markets)	730	33,230
The Boeing Co.* (Aerospace & Defense)	556	105,912
The Charles Schwab Corp. (Capital Markets)	1,513	125,973
The Clorox Co. (Household Products)	122	17,120
The Coca-Cola Co. (Beverages)	3,862	245,662
The Cooper Cos., Inc. (Health Care Equipment & Supplies)	49	16,203
The Estee Lauder Cos., Inc. (Personal Products)	229	56,817
The Goldman Sachs Group, Inc. (Capital Markets)	336	115,377
The Hershey Co. (Food Products)	146	33,809
The Home Depot, Inc. (Specialty Retail)	1,016	320,913
The Interpublic Group of Cos., Inc. (Media)	385	12,824
The JM Smucker Co.—Class A (Food Products)	106	16,797
The Kraft Heinz Co. (Food Products)	790	32,161
The Kroger Co. (Food & Staples Retailing)	646	28,799
The Mosaic Co. (Chemicals)	338	14,828
The PNC Financial Services Group, Inc. (Banks)	400	63,176
The Procter & Gamble Co. (Household Products)	2,351	356,318
The Progressive Corp. (Insurance)	580	75,232
The Sherwin-Williams Co. (Chemicals)	234	55,535
The Southern Co. (Electric Utilities)	1,080	77,123
The TJX Cos., Inc. (Specialty Retail)	1,152	91,699
The Travelers Cos., Inc. (Insurance)	233	43,685
The Walt Disney Co.* (Entertainment)	1,809	157,166
The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	1,208	39,743
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	389	214,219
T-Mobile U.S., Inc.* (Wireless Telecommunication Services)	593	83,020
Tractor Supply Co. (Specialty Retail)	110	24,747
Trane Technologies PLC (Building Products)	229	38,493
TransDigm Group, Inc. (Aerospace & Defense)	51	32,112
Trimble, Inc.* (Electronic Equipment, Instruments & Components)	245	12,387
Truist Financial Corp. (Banks)	1,316	56,627
Tyler Technologies, Inc.* (Software)	41	13,219
Tyson Foods, Inc.—Class A (Food Products)	287	17,866
U.S. Bancorp (Banks)	1,341	58,481
UDR, Inc. (Equity Real Estate Investment Trusts (REITs))	304	11,774
Ulta Beauty, Inc.* (Specialty Retail)	51	23,923
Union Pacific Corp. (Road & Rail)	610	126,312
United Airlines Holdings, Inc.* (Airlines)	324	12,215
United Parcel Service, Inc.—Class B (Air Freight & Logistics)	724	125,860
United Rentals, Inc.* (Trading Companies & Distributors)	69	24,524
UnitedHealth Group, Inc. (Health Care Providers & Services)	927	491,476
Universal Health Services, Inc.—Class B (Health Care Providers & Services)	64	9,017
Valero Energy Corp. (Oil, Gas & Consumable Fuels)	383	48,587
Ventas, Inc. (Equity Real Estate Investment Trusts (REITs))	397	17,885
VeriSign, Inc.* (IT Services)	92	18,900
Verisk Analytics, Inc. (Professional Services)	155	27,345
Verizon Communications, Inc. (Diversified Telecommunication Services)	4,167	164,180
Vertex Pharmaceuticals, Inc.* (Biotechnology)	255	73,639
VF Corp. (Textiles, Apparel & Luxury Goods)	328	9,056
Viatris, Inc. (Pharmaceuticals)	1,203	13,389
VICI Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	955	30,942
Visa, Inc.—Class A (IT Services)	1,622	336,987
Vornado Realty Trust (Equity Real Estate Investment Trusts (REITs))	160	3,330
Vulcan Materials Co. (Construction Materials)	132	23,115
W.R. Berkley Corp. (Insurance)	203	14,732
W.W. Grainger, Inc. (Trading Companies & Distributors)	45	25,031
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	712	26,600
Walmart, Inc. (Food & Staples Retailing)	1,400	198,506
Warner Bros Discovery, Inc.* (Entertainment)	2,193	20,790
Waste Management, Inc. (Commercial Services & Supplies)	371	58,203
Waters Corp.* (Life Sciences Tools & Services)	59	20,212
WEC Energy Group, Inc. (Multi-Utilities)	313	29,347
Wells Fargo & Co. (Banks)	3,781	156,117
Welltower, Inc. (Equity Real Estate Investment Trusts (REITs))	469	30,743
West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	73	17,181

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Bull :: 49

Common Stocks, continued

	Shares	Value
Western Digital Corp.* (Technology Hardware, Storage & Peripherals)	315	$9,938
Westinghouse Air Brake Technologies Corp. (Machinery)	180	17,966
WestRock Co. (Containers & Packaging)	252	8,860
Weyerhaeuser Co. (Equity Real Estate Investment Trusts (REITs))	730	22,630
Whirlpool Corp. (Household Durables)	54	7,639
Willis Towers Watson PLC (Insurance)	107	26,170
Wynn Resorts, Ltd.* (Hotels, Restaurants & Leisure)	102	8,412
Xcel Energy, Inc. (Electric Utilities)	543	38,070
Xylem, Inc. (Machinery)	179	19,792
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	279	35,734
Zebra Technologies Corp.* (Electronic Equipment, Instruments & Components)	51	13,077
Zimmer Biomet Holdings, Inc. (Health Care Equipment & Supplies)	208	26,520
Zions Bancorp (Banks)	148	7,276
Zoetis, Inc. (Pharmaceuticals)	462	67,706
TOTAL COMMON STOCKS (Cost $9,923,272)		31,881,952

Repurchase Agreements(a)(b) (31.3%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $13,661,315	$13,655,000	$13,655,000
TOTAL REPURCHASE AGREEMENTS (Cost $13,655,000)		13,655,000
TOTAL INVESTMENT SECURITIES (Cost $23,578,272)—104.4%		45,536,952
Net other assets (liabilities)—(4.4)%		(1,927,624)
NET ASSETS—100.0%		$43,609,328

*	Non-income producing security.
(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2022, the aggregate amount held in a segregated account was $1,501,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Futures Contracts	15	3/20/23	$2,895,750	$(21,045)

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
S&P 500	Goldman Sachs International	1/27/23	4.93%	$4,903,041	$15,041
S&P 500	UBS AG	1/27/23	4.83%	3,939,327	13,757
				$8,842,368	$28,798

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

50 :: ProFund VP Bull :: Financial Statements

ProFund VP Bull invested in the following industries as of December 31, 2022:

	Value	% of Net Assets
Aerospace & Defense	$609,162	1.3%
Air Freight & Logistics	194,214	0.4%
Airlines	66,560	0.2%
Auto Components	34,390	0.1%
Automobiles	421,039	1.0%
Banks	1,222,380	2.7%
Beverages	619,897	1.5%
Biotechnology	792,690	1.8%
Building Products	143,266	0.3%
Capital Markets	998,256	2.3%
Chemicals	598,752	1.4%
Commercial Services & Supplies	157,638	0.4%
Communications Equipment	285,476	0.7%
Construction & Engineering	20,235	NM
Construction Materials	44,069	0.1%
Consumer Finance	164,048	0.4%
Containers & Packaging	88,011	0.2%
Distributors	49,542	0.1%
Diversified Financial Services	552,313	1.3%
Diversified Telecommunication Services	299,285	0.7%
Electric Utilities	667,394	1.5%
Electrical Equipment	185,943	0.4%
Electronic Equipment, Instruments & Components	203,783	0.5%
Energy Equipment & Services	139,996	0.3%
Entertainment	420,432	1.0%
Equity Real Estate Investment Trusts (REITs)	839,764	1.9%
Food & Staples Retailing	492,763	1.1%
Food Products	385,235	0.9%
Gas Utilities	15,578	NM
Health Care Equipment & Supplies	1,086,150	2.5%
Health Care Providers & Services	1,176,920	2.7%
Hotels, Restaurants & Leisure	638,840	1.5%
Household Durables	106,608	0.2%
Household Products	503,739	1.2%
Independent Power and Renewable Electricity Producers	19,068	NM
Industrial Conglomerates	299,483	0.7%
Insurance	780,938	1.8%
Interactive Media & Services	1,268,920	2.8%
Internet & Direct Marketing Retail	776,987	1.7%
IT Services	1,422,795	3.3%
Leisure Products	7,870	NM
Life Sciences Tools & Services	429,653	1.0%
Machinery	599,396	1.4%
Media	249,267	0.6%
Metals & Mining	140,712	0.3%
Multiline Retail	152,832	0.4%
Multi-Utilities	285,604	0.7%
Oil, Gas & Consumable Fuels	1,527,068	3.5%
Personal Products	56,817	0.1%
Pharmaceuticals	1,556,776	3.6%
Professional Services	119,612	0.3%
Real Estate Management & Development	24,088	0.1%
Road & Rail	287,451	0.7%
Semiconductors & Semiconductor Equipment	1,623,843	3.7%
Software	2,664,257	6.0%
Specialty Retail	767,039	1.8%
Technology Hardware, Storage & Peripherals	2,004,651	4.6%
Textiles, Apparel & Luxury Goods	168,635	0.4%
Tobacco	236,933	0.5%
Trading Companies & Distributors	76,433	0.2%
Water Utilities	27,436	0.1%
Wireless Telecommunication Services	83,020	0.2%
Other**	11,727,376	26.9%
Total	$43,609,328	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Bull :: 51

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$23,578,272
Securities, at value	31,881,952
Repurchase agreements, at value	13,655,000
Total Investment Securities, at value	45,536,952
Cash	48,409
Segregated cash balances for futures contracts with brokers	174,900
Dividends and interest receivable	30,927
Unrealized appreciation on swap agreements	28,798
Prepaid expenses	3,237
TOTAL ASSETS	45,823,223

LIABILITIES:
Payable for capital shares redeemed	2,075,201
Variation margin on futures contracts	8,063
Advisory fees payable	27,567
Management services fees payable	3,676
Administration fees payable	4,200
Administrative services fees payable	21,536
Distribution fees payable	24,715
Transfer agency fees payable	7,767
Fund accounting fees payable	2,519
Compliance services fees payable	297
Other accrued expenses	38,354
TOTAL LIABILITIES	2,213,895
NET ASSETS	$43,609,328

NET ASSETS CONSIST OF:
Capital	$15,999,626
Total distributable earnings (loss)	27,609,702
NET ASSETS	$43,609,328
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	895,941
Net Asset Value (offering and redemption price per share)	$48.67

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends	$552,571
Interest	201,176
Foreign tax withholding	(123)
TOTAL INVESTMENT INCOME	753,624

EXPENSES:
Advisory fees	357,460
Management services fees	47,661
Administration fees	45,005
Transfer agency fees	39,453
Administrative services fees	113,469
Distribution fees	119,154
Custody fees	7,542
Fund accounting fees	27,251
Trustee fees	802
Compliance services fees	297
Other fees	55,290
Total Gross Expenses before reductions	813,384
Expenses reduced and reimbursed by the Advisor	(12,570)
TOTAL NET EXPENSES	800,814
NET INVESTMENT INCOME (LOSS)	(47,190)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	13,511,030
Net realized gains (losses) on futures contracts	(12,472)
Net realized gains (losses) on swap agreements	(4,159,061)
Change in net unrealized appreciation/depreciation on investment securities	(21,751,741)
Change in net unrealized appreciation/depreciation on futures contracts	(60,114)
Change in net unrealized appreciation/depreciation on swap agreements	106,688
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(12,365,670)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,412,860)

See accompanying notes to financial statements.

52 :: ProFund VP Bull :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(47,190)	$(483,975)
Net realized gains (losses) on investments	9,339,497	6,139,270
Change in net unrealized appreciation/depreciation on investments	(21,705,167)	10,803,948
Change in net assets resulting from operations	(12,412,860)	16,459,243

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(5,485,715)	(4,701,790)
Change in net assets resulting from distributions	(5,485,715)	(4,701,790)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	400,592,292	283,899,315
Distributions reinvested	5,485,715	4,701,790
Value of shares redeemed	(410,109,918)	(300,862,764)
Change in net assets resulting from capital transactions	(4,031,911)	(12,261,659)
Change in net assets	(21,930,486)	(504,206)

NET ASSETS:
Beginning of period	65,539,814	66,044,020
End of period	$43,609,328	$65,539,814

SHARE TRANSACTIONS:
Issued	7,707,265	4,348,636
Reinvested	107,563	78,246
Redeemed	(7,851,294)	(4,606,790)
Change in shares	(36,466)	(179,908)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Bull :: 53

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020		Year Ended Dec. 31, 2019		Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$70.29	$59.38	$53.62		$42.46		$50.65

Investment Activities:
Net investment income (loss)(a)	(0.05)	(0.42)	(0.23)		0.16		0.11
Net realized and unrealized gains (losses) on investments	(13.46)	15.37	8.70		11.98		(2.71)
Total income (loss) from investment activities	(13.51)	14.95	8.47		12.14		(2.60)

Distributions to Shareholders From:
Net investment income	—	—	(0.05)		(0.13)		—
Net realized gains on investments	(8.11)	(4.04)	(2.66)		(0.85)		(5.59)
Total distributions	(8.11)	(4.04)	(2.71)		(0.98)		(5.59)

Net Asset Value, End of Period	$48.67	$70.29	$59.38		$53.62		$42.46

Total Return(b)	(19.74)%	26.33%	16.03%		28.88%		(6.15	)%(c)

Ratios to Average Net Assets:
Gross expenses(b)	1.71%	1.65%	1.72%		1.70%		1.69%
Net expenses(b)	1.68%	1.65%	1.69	%(d)	1.70	%(d)	1.62	%(c)
Net investment income (loss)(b)	(0.10)%	(0.66)%	(0.44)%		0.32%		0.23	%(c)

Supplemental Data:
Net assets, end of period (000’s)	$43,609	$65,540	$66,044		$65,972		$58,926
Portfolio turnover rate(e)	199%	49%	4%		56%		8%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.68% and 0.17%, respectively, and the total return would have been (6.22)%.
(d)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

54 :: ProFund VP Consumer Goods :: Management Discussion of Fund Performance

ProFund VP Consumer Goods seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer GoodsSM Index (the “Index”). For the year ended December 31, 2022, the Fund had a total return of -24.70%. For the same period, the Index had a return of -23.42%1 and a volatility of 24.76%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of consumer goods sector of the U.S. equity market. Component companies include, among others, automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing accessories, and footwear.

During the year ended December 31, 2022, the Fund invested in swap agreements in addition to investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Consumer Goods from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Consumer Goods	-24.70%	4.95%	8.38%
Dow Jones U.S. Consumer GoodsSM Index	-23.42%	6.73%	10.23%
S&P 500®	-18.11%	9.42%	12.56%

Expense Ratios**

Fund	Gross	Net
ProFund VP Consumer Goods	1.69%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	98%
Swap Agreements	1%
Total Exposure	99%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
The Procter & Gamble Co.	11.9%
Tesla, Inc.	10.9%
PepsiCo, Inc.	8.2%
The Coca-Cola Co.	8.2%
Philip Morris International, Inc.	5.2%

Dow Jones U.S. Consumer GoodsSM Index – Composition

% of Index
Food, Beverage & Tobacco	44%
Household & Personal Products	19%
Automobiles & Components	17%
Consumer Durables & Apparel	14%
Media & Entertainment	4%
Retailing	1%
Food & Staples Retailing	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Consumer Goods :: 55

Schedule of Portfolio Investments :: December 31, 2022

Common Stocks (98.2%)

	Shares	Value
Activision Blizzard, Inc. (Entertainment)	2,699	$206,609
Altria Group, Inc. (Tobacco)	6,792	310,462
Aptiv PLC* (Auto Components)	1,027	95,645
Archer-Daniels-Midland Co. (Food Products)	2,082	193,313
Autoliv, Inc. (Auto Components)	295	22,591
BorgWarner, Inc. (Auto Components)	887	35,702
Brown-Forman Corp.—Class B (Beverages)	693	45,516
Brunswick Corp. (Leisure Products)	275	19,822
Bunge, Ltd. (Food Products)	568	56,669
Campbell Soup Co. (Food Products)	761	43,187
Capri Holdings, Ltd.* (Textiles, Apparel & Luxury Goods)	488	27,972
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)	145	10,818
Celsius Holdings, Inc.* (Beverages)	153	15,918
Church & Dwight Co., Inc. (Household Products)	924	74,484
Colgate-Palmolive Co. (Household Products)	3,165	249,370
Columbia Sportswear Co. (Textiles, Apparel & Luxury Goods)	134	11,736
Conagra Brands, Inc. (Food Products)	1,816	70,279
Constellation Brands, Inc.—Class A (Beverages)	615	142,526
Coty, Inc.*—Class A (Personal Products)	1,385	11,856
Crocs, Inc.* (Textiles, Apparel & Luxury Goods)	234	25,373
D.R. Horton, Inc. (Household Durables)	1,186	105,721
Darling Ingredients, Inc.* (Food Products)	607	37,992
Deckers Outdoor Corp.* (Textiles, Apparel & Luxury Goods)	100	39,916
Electronic Arts, Inc. (Entertainment)	994	121,447
Flowers Foods, Inc. (Food Products)	728	20,923
Ford Motor Co. (Automobiles)	14,969	174,089
Fox Factory Holding Corp.* (Auto Components)	160	14,597
General Mills, Inc. (Food Products)	2,250	188,663
General Motors Co. (Automobiles)	5,385	181,152
Gentex Corp. (Auto Components)	889	24,243
Genuine Parts Co. (Distributors)	534	92,654
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	1,323	8,414
Harley-Davidson, Inc. (Automobiles)	504	20,966
Hasbro, Inc. (Leisure Products)	492	30,017
Helen of Troy, Ltd.* (Household Durables)	91	10,093
Hormel Foods Corp. (Food Products)	1,097	49,968
Ingredion, Inc. (Food Products)	248	24,287
Kellogg Co. (Food Products)	970	69,103
Keurig Dr Pepper, Inc. (Beverages)	3,221	114,861
Kimberly-Clark Corp. (Household Products)	1,279	173,624
Lamb Weston Holding, Inc. (Food Products)	545	48,701
Lancaster Colony Corp. (Food Products)	75	14,798
Lear Corp. (Auto Components)	224	27,780
Leggett & Platt, Inc. (Household Durables)	502	16,179
Lennar Corp.—Class A (Household Durables)	966	87,423
Lennar Corp.—Class B (Household Durables)	55	4,113
Levi Strauss & Co. (Textiles, Apparel & Luxury Goods)	367	5,696
Lucid Group, Inc.*(a) (Automobiles)	2,229	15,224
Lululemon Athletica, Inc.* (Textiles, Apparel & Luxury Goods)	440	140,967
Mattel, Inc.* (Leisure Products)	1,343	23,959
McCormick & Co., Inc. (Food Products)	950	78,746
Mohawk Industries, Inc.* (Household Durables)	200	20,444
Molson Coors Beverage Co.—Class B (Beverages)	713	36,734
Mondelez International, Inc.—Class A (Food Products)	5,176	344,979
Monster Beverage Corp.* (Beverages)	1,444	146,609
National Beverage Corp.* (Beverages)	88	4,095
Newell Brands, Inc. (Household Durables)	1,426	18,652
NIKE, Inc.—Class B (Textiles, Apparel & Luxury Goods)	4,774	558,605
NVR, Inc.* (Household Durables)	11	50,738
Olaplex Holdings, Inc.* (Personal Products)	320	1,667
Peloton Interactive, Inc.*—Class A (Leisure Products)	1,188	9,433
PepsiCo, Inc. (Beverages)	5,222	943,406
Performance Food Group Co.* (Food & Staples Retailing)	590	34,450
Philip Morris International, Inc. (Tobacco)	5,875	594,609
Pilgrim’s Pride Corp.* (Food Products)	170	4,034
Playtika Holding Corp.* (Entertainment)	342	2,910
Polaris, Inc. (Leisure Products)	206	20,806
Pool Corp. (Distributors)	148	44,745
Post Holdings, Inc.* (Food Products)	206	18,594
PulteGroup, Inc. (Household Durables)	863	39,292
PVH Corp. (Textiles, Apparel & Luxury Goods)	247	17,436
QuantumScape Corp.*(a) (Auto Components)	1,054	5,976
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)	156	16,485
Reynolds Consumer Products, Inc. (Household Products)	207	6,206
Rivian Automotive, Inc.*—Class A (Automobiles)	2,076	38,261
ROBLOX Corp.*—Class A (Entertainment)	1,374	39,104
Seaboard Corp. (Food Products)	1	3,775
Skechers U.S.A., Inc.*—Class A (Textiles, Apparel & Luxury Goods)	509	21,353
Stanley Black & Decker, Inc. (Machinery)	561	42,142
Take-Two Interactive Software, Inc.* (Entertainment)	598	62,270
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	913	34,767
Tempur Sealy International, Inc. (Household Durables)	648	22,246
Tesla, Inc.* (Automobiles)	10,173	1,253,111
The Boston Beer Co., Inc.*—Class A (Beverages)	36	11,863
The Clorox Co. (Household Products)	468	65,674
The Coca-Cola Co. (Beverages)	14,751	938,311
The Estee Lauder Cos., Inc. (Personal Products)	877	217,592
The Hershey Co. (Food Products)	557	128,984
The JM Smucker Co.—Class A (Food Products)	404	64,018
The Kraft Heinz Co. (Food Products)	3,018	122,863
The Procter & Gamble Co. (Household Products)	8,981	1,361,161
Thor Industries, Inc. (Automobiles)	203	15,324
Toll Brothers, Inc. (Household Durables)	399	19,918
TopBuild Corp.* (Household Durables)	121	18,935
Topgolf Callaway Brands Corp.* (Leisure Products)	525	10,369

See accompanying notes to financial statements.

56 :: ProFund VP Consumer Goods :: Financial Statements

Common Stocks, continued

	Shares	Value
Tyson Foods, Inc.—Class A (Food Products)	1,098	$68,351
Under Armour, Inc.*—Class A (Textiles, Apparel & Luxury Goods)	715	7,264
Under Armour, Inc.*—Class C (Textiles, Apparel & Luxury Goods)	747	6,663
US Foods Holding Corp.* (Food & Staples Retailing)	776	26,400
VF Corp. (Textiles, Apparel & Luxury Goods)	1,252	34,568
Whirlpool Corp. (Household Durables)	206	29,141
YETI Holdings, Inc.* (Leisure Products)	327	13,508
TOTAL COMMON STOCKS (Cost $3,087,098)		11,255,005

Repurchase Agreements(b) (1.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $122,056	$122,000	$122,000
TOTAL REPURCHASE AGREEMENTS (Cost $122,000)		122,000

Collateral for Securities Loaned(c) (0.2%)

	Shares	Value
Invesco Government & Agency Portfolio—Institutional Shares, 4.23%(d)	21,575	$21,575
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $21,575)		21,575
TOTAL INVESTMENT SECURITIES (Cost $3,230,673)—99.5%		11,398,580
Net other assets (liabilities)—0.5%		61,668
NET ASSETS—100.0%		$11,460,248

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $20,724.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(c)	Securities were purchased with cash collateral held from securities on loan at December 31, 2022.
(d)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2022.

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Consumer Goods Index	Goldman Sachs International	1/23/23	4.93%	$118,001	$(1,081)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Consumer Goods invested in the following industries as of December 31, 2022:

	Value	% of Net Assets
Auto Components	$226,534	2.0%
Automobiles	1,698,127	14.8%
Beverages	2,399,839	21.0%
Distributors	137,399	1.2%
Entertainment	432,340	3.8%
Food & Staples Retailing	60,850	0.5%
Food Products	1,652,227	14.4%
Household Durables	442,895	3.9%
Household Products	1,930,519	16.8%
Leisure Products	127,914	1.1%
Machinery	42,142	0.4%
Personal Products	231,115	2.0%
Textiles, Apparel & Luxury Goods	968,033	8.4%
Tobacco	905,071	7.9%
Other**	205,243	1.8%
Total	$11,460,248	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Consumer Goods :: 57

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$3,230,673
Securities, at value(a)	11,276,580
Repurchase agreements, at value	122,000
Total Investment Securities, at value	11,398,580
Cash	559
Dividends and interest receivable	26,658
Receivable for capital shares issued	16,335
Receivable for investments sold	452,837
Prepaid expenses	48
TOTAL ASSETS	11,895,017

LIABILITIES:
Payable for collateral for securities loaned	21,575
Payable for capital shares redeemed	378,480
Unrealized depreciation on swap agreements	1,081
Advisory fees payable	7,443
Management services fees payable	992
Administration fees payable	1,142
Administrative services fees payable	4,372
Distribution fees payable	4,871
Transfer agency fees payable	1,954
Fund accounting fees payable	675
Compliance services fees payable	92
Other accrued expenses	12,092
TOTAL LIABILITIES	434,769
NET ASSETS	$11,460,248

NET ASSETS CONSIST OF:
Capital	$2,629,969
Total distributable earnings (loss)	8,830,279
NET ASSETS	$11,460,248
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	228,189
Net Asset Value (offering and redemption price per share)	$50.22

(a) Includes securities on loan valued at:	$20,724

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends	$276,257
Interest	4,877
Net income from securities lending	2,476
TOTAL INVESTMENT INCOME	283,610

EXPENSES:
Advisory fees	116,197
Management services fees	15,493
Administration fees	14,760
Transfer agency fees	12,670
Administrative services fees	39,192
Distribution fees	38,732
Custody fees	2,818
Fund accounting fees	8,563
Trustee fees	263
Compliance services fees	92
Other fees	18,627
Total Gross Expenses before reductions	267,407
Expenses reduced and reimbursed by the Advisor	(7,126)
TOTAL NET EXPENSES	260,281
NET INVESTMENT INCOME (LOSS)	23,329

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	2,061,319
Net realized gains (losses) on swap agreements	(94,501)
Change in net unrealized appreciation/depreciation on investment securities	(6,706,182)
Change in net unrealized appreciation/depreciation on swap agreements	(5,285)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(4,744,649)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,721,320)

See accompanying notes to financial statements.

58 :: ProFund VP Consumer Goods :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$23,329	$6,726
Net realized gains (losses) on investments	1,966,818	478,722
Change in net unrealized appreciation/depreciation on investments	(6,711,467)	3,449,771
Change in net assets resulting from operations	(4,721,320)	3,935,219

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(536,211)	(1,063,035)
Change in net assets resulting from distributions	(536,211)	(1,063,035)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	26,061,013	28,285,552
Distributions reinvested	536,211	1,063,035
Value of shares redeemed	(36,255,836)	(24,217,241)
Change in net assets resulting from capital transactions	(9,658,612)	5,131,346
Change in net assets	(14,916,143)	8,003,530

NET ASSETS:
Beginning of period	26,376,391	18,372,861
End of period	$11,460,248	$26,376,391

SHARE TRANSACTIONS:
Issued	447,064	443,795
Reinvested	9,728	18,134
Redeemed	(608,397)	(377,573)
Change in shares	(151,605)	84,356

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Consumer Goods :: 59

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$69.45	$62.19	$48.21	$46.16	$66.23

Investment Activities:
Net investment income (loss)(a)	0.09	0.02	0.25	0.49	0.70
Net realized and unrealized gains (losses) on investments	(17.04)	11.42	14.61	10.83	(9.43)
Total income (loss) from investment activities	(16.95)	11.44	14.86	11.32	(8.73)

Distributions to Shareholders From:
Net investment income	(0.03)	(0.27)	(0.38)	(0.80)	(0.74)
Net realized gains on investments	(2.25)	(3.91)	(0.50)	(8.47)	(10.60)
Total distributions	(2.28)	(4.18)	(0.88)	(9.27)	(11.34)

Net Asset Value, End of Period	$50.22	$69.45	$62.19	$48.21	$46.16

Total Return(b)	(24.70)%	19.65%	31.05%	26.56%	(14.80)%

Ratios to Average Net Assets:
Gross expenses(b)	1.73%	1.69%	1.75%	1.73%	1.72%
Net expenses(b)	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)(b)	0.15%	0.03%	0.50%	1.01%	1.23%

Supplemental Data:
Net assets, end of period (000’s)	$11,460	$26,376	$18,373	$12,137	$8,989
Portfolio turnover rate(c)	88%	65%	141%	71%	41%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

60 :: ProFund VP Consumer Services :: Management Discussion of Fund Performance

ProFund VP Consumer Services (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer ServicesSM Index (the “Index”). For the year ended December 31, 2022, the Fund had a total return of -31.53%. For the same period, the Index had a return of -30.27%1 and a volatility of 29.83%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of consumer services sector of the U.S. equity market. Component companies include, among others, airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism.

During the year ended December 31, 2022, the Fund invested in swap agreements in addition to investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Consumer Services from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Consumer Services	-31.53%	3.97%	9.45%
Dow Jones U.S. Consumer ServicesSM Index	-30.27%	5.60%	11.26%
S&P 500®	-18.11%	9.42%	12.56%

Expense Ratios**

Fund	Gross	Net
ProFund VP Consumer Services	1.68%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	98%
Swap Agreements	1%
Total Exposure	99%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Amazon.com, Inc.	18.3%
The Home Depot, Inc.	7.9%
Costco Wholesale Corp.	5.0%
Walmart, Inc.	4.9%
McDonald’s Corp.	4.7%

Dow Jones U.S. Consumer ServicesSM Index – Composition

% of Index
Retailing	45%
Consumer Services	20%
Media & Entertainment	17%
Food & Staples Retailing	13%
Transportation	3%
Health Care Equipment & Services	1%
Commercial & Professional Services	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Consumer Services :: 61

Schedule of Portfolio Investments :: December 31, 2022

Common Stocks (98.4%)

	Shares	Value
ADT, Inc. (Diversified Consumer Services)	815	$7,392
Advance Auto Parts, Inc. (Specialty Retail)	228	33,523
Airbnb, Inc.*—Class A (Hotels, Restaurants & Leisure)	1,513	129,362
Alaska Air Group, Inc.* (Airlines)	482	20,697
Albertsons Cos., Inc.—Class A (Food & Staples Retailing)	610	12,651
Altice USA, Inc.* (Media)	815	3,749
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	33,714	2,831,976
AMC Entertainment Holdings, Inc.*(a) (Entertainment)	1,963	7,989
American Airlines Group, Inc.* (Airlines)	2,469	31,406
AmerisourceBergen Corp. (Health Care Providers & Services)	615	101,911
Aramark (Hotels, Restaurants & Leisure)	978	40,431
AutoNation, Inc.* (Specialty Retail)	130	13,949
AutoZone, Inc.* (Specialty Retail)	72	177,565
Avis Budget Group, Inc.* (Road & Rail)	95	15,573
Bath & Body Works, Inc. (Specialty Retail)	868	36,578
Best Buy Co., Inc. (Specialty Retail)	761	61,040
BJ’s Wholesale Club Holdings, Inc.* (Food & Staples Retailing)	513	33,940
Booking Holdings, Inc.* (Hotels, Restaurants & Leisure)	147	296,246
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	301	16,414
Bright Horizons Family Solutions, Inc.* (Diversified Consumer Services)	219	13,819
Burlington Stores, Inc.* (Specialty Retail)	249	50,487
Cable One, Inc. (Media)	18	12,813
Caesars Entertainment, Inc.* (Hotels, Restaurants & Leisure)	815	33,904
Cardinal Health, Inc. (Health Care Providers & Services)	996	76,563
CarMax, Inc.* (Specialty Retail)	600	36,534
Carnival Corp.*—Class A (Hotels, Restaurants & Leisure)	3,804	30,660
Carvana Co.*(a) (Specialty Retail)	378	1,792
Casey’s General Stores, Inc. (Food & Staples Retailing)	142	31,858
Charter Communications, Inc.*—Class A (Media)	408	138,353
Chegg, Inc.* (Diversified Consumer Services)	477	12,054
Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)	105	145,686
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)	105	11,827
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	125	26,429
Comcast Corp.—Class A (Media)	16,385	572,982
Copart, Inc.* (Commercial Services & Supplies)	1,628	99,129
Costco Wholesale Corp. (Food & Staples Retailing)	1,681	767,377
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	465	64,323
Delta Air Lines, Inc.* (Airlines)	2,436	80,046
Dick’s Sporting Goods, Inc. (Specialty Retail)	211	25,381
DISH Network Corp.*—Class A (Media)	955	13,408
Dollar General Corp. (Multiline Retail)	857	211,036
Dollar Tree, Inc.* (Multiline Retail)	800	113,152
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)	134	46,418
DraftKings, Inc.* (Hotels, Restaurants & Leisure)	1,705	19,420
Dutch Bros, Inc.*(a)—Class A (Hotels, Restaurants & Leisure)	112	3,157
Endeavor Group Holdings, Inc.*—Class A (Entertainment)	660	14,876
Expedia Group, Inc.* (Hotels, Restaurants & Leisure)	572	50,107
Five Below, Inc.* (Specialty Retail)	211	37,320
Floor & Decor Holdings, Inc.* (Specialty Retail)	403	28,061
Foot Locker, Inc. (Specialty Retail)	301	11,375
Fox Corp.—Class A (Media)	1,149	34,895
Fox Corp.—Class B (Media)	529	15,050
GameStop Corp.*(a)—Class A (Specialty Retail)	960	17,722
Grand Canyon Education, Inc.* (Diversified Consumer Services)	117	12,362
H&R Block, Inc. (Diversified Consumer Services)	591	21,577
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	1,028	129,898
Hyatt Hotels Corp.*—Class A (Hotels, Restaurants & Leisure)	183	16,552
IAA, Inc.* (Commercial Services & Supplies)	508	20,320
JetBlue Airways Corp.* (Airlines)	1,230	7,970
Joby Aviation, Inc.*(a) (Airlines)	1,110	3,719
Kohl’s Corp. (Multiline Retail)	443	11,186
Las Vegas Sands Corp.* (Hotels, Restaurants & Leisure)	1,248	59,991
Liberty Broadband Corp.*—Class A (Media)	62	4,703
Liberty Broadband Corp.*—Class C (Media)	455	34,703
Liberty Media Corp-Liberty Braves*—Class A (Entertainment)	39	1,274
Liberty Media Corp-Liberty Braves*—Class C (Entertainment)	141	4,544
Liberty Media Corp-Liberty Formula One*— Class A (Entertainment)	91	4,862
Liberty Media Corp-Liberty Formula One*— Class C (Entertainment)	784	46,868
Liberty Media Corp-Liberty SiriusXM*— Class A (Media)	283	11,125
Liberty Media Corp-Liberty SiriusXM*— Class C (Media)	581	22,735
Light & Wonder, Inc.* (Hotels, Restaurants & Leisure)	356	20,862
Lithia Motors, Inc. (Specialty Retail)	104	21,293
Live Nation Entertainment, Inc.* (Entertainment)	543	37,869
LKQ Corp. (Distributors)	964	51,487
Lowe’s Cos., Inc. (Specialty Retail)	2,358	469,807
Lyft, Inc.* (Road & Rail)	1,191	13,125
Marriott International, Inc.—Class A (Hotels, Restaurants & Leisure)	1,023	152,295
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)	146	19,650

See accompanying notes to financial statements.

62 :: ProFund VP Consumer Services :: Financial Statements

Common Stocks, continued

	Shares	Value
McDonald’s Corp. (Hotels, Restaurants & Leisure)	2,782	$733,140
MGM Resorts International (Hotels, Restaurants & Leisure)	1,211	40,605
Murphy USA, Inc. (Specialty Retail)	79	22,084
Netflix, Inc.* (Entertainment)	1,690	498,347
News Corp.—Class A (Media)	1,452	26,426
News Corp.—Class B (Media)	448	8,261
Nexstar Media Group, Inc. (Media)	143	25,029
Norwegian Cruise Line Holdings, Ltd.* (Hotels, Restaurants & Leisure)	1,601	19,596
Ollie’s Bargain Outlet Holdings, Inc.* (Multiline Retail)	221	10,352
Omnicom Group, Inc. (Media)	775	63,217
O’Reilly Automotive, Inc.* (Specialty Retail)	238	200,879
Paramount Global—Class A (Media)	34	667
Paramount Global—Class B (Media)	1,918	32,376
Penn Entertainment, Inc.* (Hotels, Restaurants & Leisure)	589	17,493
Penske Automotive Group, Inc. (Specialty Retail)	95	10,918
Petco Health & Wellness Co., Inc.* (Specialty Retail)	303	2,872
Pinterest, Inc.*—Class A (Interactive Media & Services)	2,232	54,193
Planet Fitness, Inc.* (Hotels, Restaurants & Leisure)	317	24,980
RH* (Specialty Retail)	73	19,505
Roku, Inc.* (Entertainment)	463	18,844
Rollins, Inc. (Commercial Services & Supplies)	879	32,119
Ross Stores, Inc. (Specialty Retail)	1,318	152,980
Royal Caribbean Cruises, Ltd.* (Hotels, Restaurants & Leisure)	834	41,225
Service Corp. International (Diversified Consumer Services)	584	40,378
Sirius XM Holdings, Inc.(a) (Media)	2,659	15,529
Southwest Airlines Co.* (Airlines)	2,255	75,926
Sprouts Farmers Market, Inc.* (Food & Staples Retailing)	402	13,013
Starbucks Corp. (Hotels, Restaurants & Leisure)	4,361	432,611
Sysco Corp. (Food & Staples Retailing)	1,925	147,166
Target Corp. (Multiline Retail)	1,748	260,522
TEGNA, Inc. (Media)	848	17,969
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)	254	23,101
The Gap, Inc. (Specialty Retail)	801	9,035
The Home Depot, Inc. (Specialty Retail)	3,889	1,228,379
The Interpublic Group of Cos., Inc. (Media)	1,476	49,166
The Kroger Co. (Food & Staples Retailing)	2,474	110,291
The Madison Square Garden Sports Corp.— Class A (Entertainment)	69	12,650
The New York Times Co.—Class A (Media)	625	20,288
The TJX Cos., Inc. (Specialty Retail)	4,410	351,035
The Walt Disney Co.* (Entertainment)	6,925	601,645
The Wendy’s Co. (Hotels, Restaurants & Leisure)	647	14,642
Tractor Supply Co. (Specialty Retail)	420	94,487
Trade Desk, Inc. (The)*—Class A (Software)	1,691	75,808
Uber Technologies, Inc.* (Road & Rail)	7,576	187,355
U-Haul Holding Co. (Road & Rail)	37	2,227
U-Haul Holding Co. (Road & Rail)	335	18,418
Ulta Beauty, Inc.* (Specialty Retail)	195	91,469
United Airlines Holdings, Inc.* (Airlines)	1,241	46,786
Vail Resorts, Inc. (Hotels, Restaurants & Leisure)	153	36,468
Victoria’s Secret & Co.* (Specialty Retail)	309	11,056
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	2,727	101,881
Walmart, Inc. (Food & Staples Retailing)	5,361	760,136
Warner Bros Discovery, Inc.* (Entertainment)	8,394	79,575
Warner Music Group Corp.—Class A (Entertainment)	443	15,514
Wayfair, Inc.*—Class A (Internet & Direct Marketing Retail)	294	9,670
Williams-Sonoma, Inc. (Specialty Retail)	253	29,075
World Wrestling Entertainment, Inc.—Class A (Entertainment)	164	11,237
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)	336	23,960
Wynn Resorts, Ltd.* (Hotels, Restaurants & Leisure)	392	32,328
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	1,070	137,046
ZoomInfo Technologies, Inc.*—Class A (Interactive Media & Services)	1,027	30,923
TOTAL COMMON STOCKS (Cost $8,816,374)		15,196,056

Collateral for Securities Loaned(b) (0.3%)
Invesco Government & Agency Portfolio—Institutional Shares, 4.23%(c)	50,306	50,306
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $50,306)		50,306
TOTAL INVESTMENT SECURITIES (Cost $8,866,680)—98.7%		15,246,362
Net other assets (liabilities)—1.3%		208,008
NET ASSETS—100.0%		$15,454,370

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $49,540.
(b)	Securities were purchased with cash collateral held from securities on loan at December 31, 2022.
(c)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2022.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Consumer Services :: 63

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Consumer Services Index	Goldman Sachs International	1/23/23	4.93%	$146,286	$(4,516)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Consumer Services invested in the following industries as of December 31, 2022:

	Value	% of Net Assets
Airlines	$266,550	1.7%
Commercial Services & Supplies	151,568	1.0%
Distributors	51,487	0.3%
Diversified Consumer Services	107,582	0.7%
Entertainment	1,356,094	8.7%
Food & Staples Retailing	1,978,313	12.8%
Health Care Providers & Services	178,474	1.2%
Hotels, Restaurants & Leisure	2,890,827	18.7%
Interactive Media & Services	85,116	0.6%
Internet & Direct Marketing Retail	2,841,646	18.4%
Media	1,123,444	7.3%
Multiline Retail	606,248	3.9%
Road & Rail	236,698	1.5%
Software	75,808	0.5%
Specialty Retail	3,246,201	21.1%
Other**	258,314	1.6%
Total	$15,454,370	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

64 :: ProFund VP Consumer Services :: Financial Statements

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$8,866,680
Securities, at value(a)	15,246,362
Total Investment Securities, at value	15,246,362
Segregated cash balances for swap agreements with custodian	270,000
Dividends receivable	11,735
Receivable for capital shares issued	133,442
Prepaid expenses	68
TOTAL ASSETS	15,661,607

LIABILITIES:
Cash overdraft	23,773
Payable for collateral for securities loaned	50,306
Payable for capital shares redeemed	79,289
Unrealized depreciation on swap agreements	4,516
Advisory fees payable	10,431
Management services fees payable	1,391
Administration fees payable	1,481
Administrative services fees payable	8,202
Distribution fees payable	8,647
Transfer agency fees payable	2,629
Fund accounting fees payable	877
Compliance services fees payable	120
Other accrued expenses	15,575
TOTAL LIABILITIES	207,237
NET ASSETS	$15,454,370

NET ASSETS CONSIST OF:
Capital	$9,168,674
Total distributable earnings (loss)	6,285,696
NET ASSETS	$15,454,370
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	295,058
Net Asset Value (offering and redemption price per share)	$52.38

(a) Includes securities on loan valued at:	$49,540

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends	$193,118
Interest	1,947
Net income from securities lending	4,338
TOTAL INVESTMENT INCOME	199,403

EXPENSES:
Advisory fees	153,426
Management services fees	20,457
Administration fees	19,402
Transfer agency fees	16,753
Administrative services fees	52,296
Distribution fees	51,142
Custody fees	1,675
Fund accounting fees	11,325
Trustee fees	347
Compliance services fees	120
Other fees	23,666
Total Gross Expenses before reductions	350,609
Expenses reduced and reimbursed by the Advisor	(6,933)
TOTAL NET EXPENSES	343,676
NET INVESTMENT INCOME (LOSS)	(144,273)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,226,147
Net realized gains (losses) on swap agreements	(98,233)
Change in net unrealized appreciation/depreciation on investment securities	(9,626,156)
Change in net unrealized appreciation/depreciation on swap agreements	(6,547)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(8,504,789)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,649,062)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Consumer Services :: 65

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(144,273)	$(312,451)
Net realized gains (losses) on investments	1,127,914	593,562
Change in net unrealized appreciation/depreciation on investments	(9,632,703)	2,796,562
Change in net assets resulting from operations	(8,649,062)	3,077,673

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(200,611)	(2,445,589)
Change in net assets resulting from distributions	(200,611)	(2,445,589)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	11,309,582	16,484,139
Distributions reinvested	200,611	2,445,589
Value of shares redeemed	(18,090,599)	(20,612,082)
Change in net assets resulting from capital transactions	(6,580,406)	(1,682,354)
Change in net assets	(15,430,079)	(1,050,270)

NET ASSETS:
Beginning of period	30,884,449	31,934,719
End of period	$15,454,370	$30,884,449

SHARE TRANSACTIONS:
Issued	187,135	211,808
Reinvested	3,559	33,835
Redeemed	(294,841)	(265,804)
Change in shares	(104,147)	(20,161)

See accompanying notes to financial statements.

66 :: ProFund VP Consumer Services :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019		Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$77.36	$76.15	$82.97	$69.55		$72.88

Investment Activities:
Net investment income (loss)(a)	(0.43)	(0.76)	(0.56)	(0.40)		(0.29)
Net realized and unrealized gains (losses) on investments	(23.92)	8.12	22.85	17.30		1.12
Total income (loss) from investment activities	(24.35)	7.36	22.29	16.90		0.83

Distributions to Shareholders From:
Net realized gains on investments	(0.63)	(6.15)	(29.11)	(3.48)		(4.16)

Net Asset Value, End of Period	$52.38	$77.36	$76.15	$82.97		$69.55

Total Return(b)	(31.53)%	10.23%	28.34%	24.64%		0.62	%(c)

Ratios to Average Net Assets:
Gross expenses(b)	1.72%	1.68%	1.75%	1.72%		1.73%
Net expenses(b)	1.68%	1.68%	1.68%	1.71	%(d)	1.65	%(c)
Net investment income (loss)(b)	(0.71)%	(0.99)%	(0.72)%	(0.50)%		(0.38	)%(c)

Supplemental Data:
Net assets, end of period (000’s)	$15,454	$30,884	$31,935	$26,846		$25,222
Portfolio turnover rate(e)	19%	39%	116%	182%		82%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.67% and (0.40)%, respectively, and the total return would have been 0.60%.
(d)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Dow 30 :: 67

ProFund VP Dow 30 (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Industrial Average® (the “Index”). For the year ended December 31, 2022, the Fund had a total return of -8.85%. For the same period, the Index had a total return of -6.86%1 and a volatility of 19.82%. For the year, the Fund achieved an average daily statistical correlation of 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is a price-weighted index. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors, and accurately represents the sectors covered by the average. The Index is not limited to traditionally defined industrial stocks. Instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment, and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates that one component be replaced, the entire Index is reviewed.

During the year ended December 31, 2022, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*      The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Dow 30 from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Dow 30	-8.85%	5.72%	9.07%
Dow Jones Industrial Average®	-6.86%	8.38%	12.30%

Expense Ratios**

Fund	Gross	Net
ProFund VP Dow 30	1.47%	1.47%

**   Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Dow 30 primarily invests in nonequity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Dow Jones Industrial Average® – Composition

% of Index
Health Care	21%
Information Technology	18%
Financials	16%
Industrials	15%
Consumer Discretionary	14%
Consumer Staples	8%
Energy	4%
Communication Services	3%
Materials	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

68 :: ProFund VP Dow 30 :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2022

Repurchase Agreements(a)(b) (100.3%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $270,125	$270,000	$270,000
TOTAL REPURCHASE AGREEMENTS (Cost $270,000)		270,000
TOTAL INVESTMENT SECURITIES (Cost $270,000)—100.3%		270,000
Net other assets (liabilities)—(0.3)%		(937)
NET ASSETS—100.0%		$269,063

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2022, the aggregate amount held in a segregated account was $191,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones Industrial Average	Goldman Sachs International	1/27/23	4.93%	$212,020	$(696)
Dow Jones Industrial Average	UBS AG	1/27/23	4.83%	57,030	(185)
				$269,050	$(881)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Dow 30 :: 69

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$270,000
Repurchase agreements, at value	270,000
Total Investment Securities, at value	270,000
Cash	578
Interest receivable	63
Prepaid expenses	1
TOTAL ASSETS	270,642

LIABILITIES:
Payable for capital shares redeemed	19
Unrealized depreciation on swap agreements	881
Advisory fees payable	174
Management services fees payable	23
Administration fees payable	23
Administrative services fees payable	88
Distribution fees payable	109
Transfer agency fees payable	43
Fund accounting fees payable	14
Compliance services fees payable	2
Other accrued expenses	203
TOTAL LIABILITIES	1,579
NET ASSETS	$269,063

NET ASSETS CONSIST OF:
Capital	$1,943,892
Total distributable earnings (loss)	(1,674,829)
NET ASSETS	$269,063
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	14,824
Net Asset Value (offering and redemption price per share)	$18.15

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Interest	$4,176

EXPENSES:
Advisory fees	1,930
Management services fees	257
Administration fees	228
Transfer agency fees	217
Administrative services fees	329
Distribution fees	643
Custody fees	31
Fund accounting fees	140
Trustee fees	4
Compliance services fees	2
Other fees	266
TOTAL NET EXPENSES	4,047
NET INVESTMENT INCOME (LOSS)	129

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	(28,325)
Change in net unrealized appreciation/depreciation on swap agreements	(1,081)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(29,406)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(29,277)

See accompanying notes to financial statements.

70 :: ProFund VP Dow 30 :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$129	$(6,679)
Net realized gains (losses) on investments	(28,325)	36,870
Change in net unrealized appreciation/depreciation on investments	(1,081)	(6,186)
Change in net assets resulting from operations	(29,277)	24,005

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(44,674)	(55,117)
Change in net assets resulting from distributions	(44,674)	(55,117)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	535,735	24,536,278
Distributions reinvested	44,674	26,861
Value of shares redeemed	(455,885)	(24,698,466)
Change in net assets resulting from capital transactions	124,524	(135,327)
Change in net assets	50,573	(166,439)

NET ASSETS:
Beginning of period	218,490	384,929
End of period	$269,063	$218,490

SHARE TRANSACTIONS:
Issued	22,700	1,048,587
Reinvested	2,524	1,208
Redeemed	(19,542)	(1,057,199)
Change in shares	5,682	(7,404)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Dow 30 :: 71

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$23.90	$23.26	$28.16	$23.07	$31.90

Investment Activities:
Net investment income (loss)(a)	0.01	(0.34)	(0.31)	0.15	0.05
Net realized and unrealized gains (losses) on investments	(2.22)	4.18	2.05	4.97	(1.18)
Total income (loss) from investment activities	(2.21)	3.84	1.74	5.12	(1.13)

Distributions to Shareholders From:
Net investment income	—	—	(0.13)	(0.03)	—
Net realized gains on investments	(3.54)	(3.20)	(6.51)	—	(7.70)
Total distributions	(3.54)	(3.20)	(6.64)	(0.03)	(7.70)

Net Asset Value, End of Period	$18.15	$23.90	$23.26	$28.16	$23.07

Total Return(b)	(8.85)%	17.51%	7.41%	22.18%	(6.03)%

Ratios to Average Net Assets:
Gross expenses(b)	1.57%	1.47%	1.58%	1.47%	1.49%
Net expenses(b)	1.57%	1.47%	1.58%	1.47%	1.49%
Net investment income (loss)(b)	0.05%	(1.47)%	(1.31)%	0.56%	0.16%

Supplemental Data:
Net assets, end of period (000’s)	$269	$218	$385	$316	$307
Portfolio turnover rate(c)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

72 :: ProFund VP Emerging Markets :: Management Discussion of Fund Performance

ProFund VP Emerging Markets (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the S&P Emerging 50 ADR Index (USD)1 (the “Index”). For the year ended December 31, 2022, the Fund had a total return of -16.19%. For the same period, the Index had a total return of -14.94%2 and a volatility of 32.35%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to that of the daily performance of the Index.3

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is a free-float adjusted, market capitalization-weighted index. The Index is designed to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on Nasdaq. As of December 31, 2022, the Index consists of companies from the following emerging market countries: Brazil, Chile, China, India, Indonesia, Mexico, South Africa, South Korea and Taiwan. The Index is expressed in U.S. dollar terms and as such should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

During the year ended December 31, 2022, the Fund invested in swap agreements in addition to investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*     The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Emerging Markets from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Emerging Markets	-16.19%	-1.73%	0.13%
S&P Emerging 50 ADR Index (USD)	-14.94%	-0.29%	1.65%

Expense Ratios**

Fund	Gross	Net
ProFund VP Emerging Markets	1.69%	1.68%

**    Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	85%
Swap Agreements	15%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	16.5%
Alibaba Group Holding, Ltd.	11.2%
HDFC Bank, Ltd.	6.2%
Infosys, Ltd.	4.3%
Vale S.A.	4.2%

S&P Emerging 50 ADR Index (USD) – Composition

Industry Breakdown	% of Index
Information Technology	27%
Consumer Discretionary	25%
Financials	18%
Materials	11%
Communication Services	8%
Energy	3%
Consumer Staples	2%
Industrials	2%
Health Care	2%
Utilities	1%
Real Estate	1%

Country Composition
China	32%
Taiwan	22%
India	18%
Brazil	14%
Other	14%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	Prior to April 1, 2022, the S&P Emerging 50 ADR Index (USD) was known as the S&P/BNY Mellon Emerging 50 ADR Index (USD).
[2]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[3]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Emerging Markets :: 73

Schedule of Portfolio Investments :: December 31, 2022

Common Stocks (84.0%)

	Shares	Value
Alibaba Group Holding, Ltd.*ADR (Internet & Direct Marketing Retail)	23,800	$2,096,542
Ambev S.A.ADR (Beverages)	55,597	151,224
America Movil S.A.B. de C.V.ADR (Wireless Telecommunication Services)	12,045	219,219
AngloGold Ashanti, Ltd.ADR (Metals & Mining)	5,276	102,460
ASE Technology Holding Co., Ltd.ADR (Semiconductors & Semiconductor Equipment)	21,457	134,535
Baidu, Inc.*ADR (Interactive Media & Services)	3,475	397,471
Banco Bradesco S.A.ADR (Banks)	67,069	193,159
Banco de ChileADR (Banks)	2,738	57,005
Beigene, Ltd.*ADR(a) (Biotechnology)	824	181,231
Cemex S.A.B. de C.V.*ADR (Construction Materials)	19,084	77,290
Centrais Eletricas Brasileiras S.A.ADR(a) (Electric Utilities)	16,052	127,292
Chunghwa Telecom Co., Ltd.ADR (Diversified Telecommunication Services)	4,792	175,339
Companhia de Saneamento Basico do Estado de Sao PauloADR (Water Utilities)	4,308	45,923
Dr. Reddy’s Laboratories, Ltd.ADR (Pharmaceuticals)	1,532	79,281
Fomento Economico Mexicano S.A.B. de C.V.ADR (Beverages)	2,316	180,926
Gerdau S.A.ADR (Metals & Mining)	13,053	72,314
Gold Fields, Ltd.ADR (Metals & Mining)	11,237	116,304
Grupo Aeroportuario del Pacifico S.A.B. de C.V.ADR (Transportation Infrastructure)	457	65,721
Grupo Aeroportuario del Sureste S.A.B. de C.V.ADR (Transportation Infrastructure)	238	55,452
H World Group, Ltd.ADR (Hotels, Restaurants & Leisure)	1,785	75,720
HDFC Bank, Ltd.ADR (Banks)	16,928	1,158,044
ICICI Bank, Ltd.ADR (Banks)	32,521	711,885
Infosys, Ltd.ADR (IT Services)	45,070	811,711
Itau Unibanco Holding S.A.ADR (Banks)	61,091	287,738
JD.com, Inc.ADR (Internet & Direct Marketing Retail)	12,688	712,177
KB Financial Group, Inc.ADR (Banks)	4,846	187,347
KE Holdings, Inc.*ADR (Real Estate Management & Development)	8,555	119,428
Korea Electric Power Corp.*ADR (Electric Utilities)	6,475	55,944
NetEase, Inc.ADR (Entertainment)	4,617	335,333
New Oriental Education & Technology Group, Inc.*ADR (Diversified Consumer Services)	1,883	65,566
NIO, Inc.*ADR (Automobiles)	17,905	174,574
Petroleo Brasileiro S.A.ADR (Oil, Gas & Consumable Fuels)	23,456	249,806
Pinduoduo, Inc.*ADR (Internet & Direct Marketing Retail)	6,855	559,025
POSCOADR (Metals & Mining)	3,710	202,084
PT Telekomunikasi Indonesia TbkADR (Diversified Telecommunication Services)	5,995	142,981
Sasol, Ltd.ADR (Chemicals)	7,357	115,578
Shinhan Financial Group Co., Ltd.ADR (Banks)	6,466	180,595
Sibanye Stillwater, Ltd.ADR(a) (Metals & Mining)	8,920	95,087
SK Telecom Co., Ltd.ADR (Wireless Telecommunication Services)	2,433	50,095
Sociedad Quimica y Minera de Chile S.A.ADR (Chemicals)	1,800	143,712
Suzano Papel e Celulose S.A.ADR (Paper & Forest Products)	9,953	91,966
Taiwan Semiconductor Manufacturing Co., Ltd.ADR (Semiconductors & Semiconductor Equipment)	41,596	3,098,486
Tata Motors, Ltd.*ADR (Automobiles)	4,438	102,562
Trip.com Group, Ltd.*ADR (Internet & Direct Marketing Retail)	6,715	230,996
United Microelectronics Corp.ADR(a) (Semiconductors & Semiconductor Equipment)	29,269	191,127
Vale S.A.ADR (Metals & Mining)	45,877	778,533
Wipro, Ltd.ADR (IT Services)	18,673	87,016
Woori Financial Group, Inc.ADR(a) (Banks)	2,723	74,964
ZTO Express Cayman, Inc.ADR (Air Freight & Logistics)	5,244	140,906
TOTAL COMMON STOCKS (Cost $9,826,320)		15,759,674

Preferred Stock (1.4%)
Petroleo Brasileiro S.A.ADR (Oil, Gas & Consumable Fuels)	28,956	269,001
TOTAL PREFERRED STOCK (Cost $70,602)		269,001

Repurchase Agreements(b)(c) (14.5%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $2,717,256	$2,716,000	$2,716,000
TOTAL REPURCHASE AGREEMENTS (Cost $2,716,000)		2,716,000

Collateral for Securities Loaned(d) (3.7%)

	Shares	Value
Invesco Government & Agency Portfolio—Institutional Shares, 4.23%(e)	688,163	$688,163
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $688,163)		688,163
TOTAL INVESTMENT SECURITIES (Cost $13,301,085)—103.6%		19,432,838
Net other assets (liabilities)—(3.6)%		(679,352)
NET ASSETS—100.0%		$18,753,486

See accompanying notes to financial statements.

74 :: ProFund VP Emerging Markets :: Financial Statements

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $664,015.
(b)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2022, the aggregate amount held in a segregated account was $306,000.
(c)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(d)	Securities were purchased with cash collateral held from securities on loan at December 31, 2022.
(e)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2022.
ADR	American Depositary Receipt

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
S&P Emerging 50 ADR Index (USD)	Goldman Sachs International	1/27/23	4.93%	$1,262,819	$(11,478)
S&P Emerging 50 ADR Index (USD)	UBS AG	1/27/23	4.83%	1,458,644	(16,463)
				$2,721,463	$(27,941)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Emerging Markets invested in the following industries as of December 31, 2022:

	Value	% of Net Assets
Air Freight & Logistics	$140,906	0.8%
Automobiles	277,136	1.4%
Banks	2,850,737	15.2%
Beverages	332,150	1.8%
Biotechnology	181,231	1.0%
Chemicals	259,290	1.4%
Construction Materials	77,290	0.4%
Diversified Consumer Services	65,566	0.3%
Diversified Telecommunication Services	318,320	1.7%
Electric Utilities	183,236	1.0%
Entertainment	335,333	1.8%
Hotels, Restaurants & Leisure	75,720	0.4%
Interactive Media & Services	397,471	2.1%
Internet & Direct Marketing Retail	3,598,740	19.1%
IT Services	898,727	4.8%
Metals & Mining	1,366,782	7.4%
Oil, Gas & Consumable Fuels	518,807	2.7%
Paper & Forest Products	91,966	0.5%
Pharmaceuticals	79,281	0.4%
Real Estate Management & Development	119,428	0.6%
Semiconductors & Semiconductor Equipment	3,424,148	18.3%
Transportation Infrastructure	121,173	0.6%
Water Utilities	45,923	0.2%
Wireless Telecommunication Services	269,314	1.5%
Other**	2,724,811	14.6%
Total	$18,753,486	100.0%

ProFund VP Emerging Markets invested in securities with exposure to the following countries as of December 31, 2022:

	Value	% of Net Assets
Brazil	$2,266,956	12.1%
Chile	200,717	1.1%
China	5,139,064	27.3%
India	2,950,499	15.7%
Indonesia	142,981	0.8%
Mexico	598,608	3.2%
South Africa	429,429	2.3%
South Korea	700,934	3.7%
Taiwan	3,599,487	19.2%
Other**	2,724,811	14.6%
Total	$18,753,486	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Emerging Markets :: 75

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$13,301,085
Securities, at value(a)	16,716,838
Repurchase agreements, at value	2,716,000
Total Investment Securities, at value	19,432,838
Cash	949
Dividends and interest receivable	87,135
Receivable for capital shares issued	4,746
Prepaid expenses	974
TOTAL ASSETS	19,526,642

LIABILITIES:
Payable for collateral for securities loaned	688,163
Payable for capital shares redeemed	7,040
Unrealized depreciation on swap agreements	27,941
Advisory fees payable	9,514
Management services fees payable	1,269
Administration fees payable	1,622
Administrative services fees payable	9,554
Distribution fees payable	9,988
Transfer agency fees payable	2,600
Fund accounting fees payable	930
Compliance services fees payable	124
Other accrued expenses	14,411
TOTAL LIABILITIES	773,156
NET ASSETS	$18,753,486

NET ASSETS CONSIST OF:
Capital	$22,679,138
Total distributable earnings (loss)	(3,925,652)
NET ASSETS	$18,753,486
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	749,634
Net Asset Value (offering and redemption price per share)	$25.02

(a) Includes securities on loan valued at:	$664,015

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends	$743,581
Interest	18,122
Foreign tax withholding	(54,536)
Net income from securities lending	13,411
TOTAL INVESTMENT INCOME	720,578

EXPENSES:
Advisory fees	133,250
Management services fees	17,766
Administration fees	16,899
Transfer agency fees	14,764
Administrative services fees	42,201
Distribution fees	44,417
Custody fees	12,820
Fund accounting fees	9,707
Trustee fees	295
Compliance services fees	124
Other fees	18,461
Recoupment of prior expenses reduced by the Advisor	4,513
Total Gross Expenses before reductions	315,217
Expenses reduced and reimbursed by the Advisor	(16,817)
TOTAL NET EXPENSES	298,400
NET INVESTMENT INCOME (LOSS)	422,178

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(1,849,940)
Net realized gains (losses) on swap agreements	(232,157)
Change in net unrealized appreciation/depreciation on investment securities	(1,931,899)
Change in net unrealized appreciation/depreciation on swap agreements	(32,336)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(4,046,332)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,624,154)

See accompanying notes to financial statements.

76 :: ProFund VP Emerging Markets :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$422,178	$110,840
Net realized gains (losses) on investments	(2,082,097)	(612,983)
Change in net unrealized appreciation/depreciation on investments	(1,964,235)	(4,826,450)
Change in net assets resulting from operations	(3,624,154)	(5,328,593)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(110,840)	—
Change in net assets resulting from distributions	(110,840)	—

CAPITAL TRANSACTIONS:
Proceeds from shares issued	20,185,052	31,922,131
Distributions reinvested	110,840	—
Value of shares redeemed	(17,509,617)	(33,400,828)
Change in net assets resulting from capital transactions	2,786,275	(1,478,697)
Change in net assets	(948,719)	(6,807,290)

NET ASSETS:
Beginning of period	19,702,205	26,509,495
End of period	$18,753,486	$19,702,205

SHARE TRANSACTIONS:
Issued	755,267	863,608
Reinvested	4,104	—
Redeemed	(665,593)	(931,355)
Change in shares	93,778	(67,747)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Emerging Markets :: 77

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020		Year Ended Dec. 31, 2019		Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$30.04	$36.64	$29.08		$23.54		$27.85

Investment Activities:
Net investment income (loss)(a)	0.63	0.15	(0.08)		0.15		0.09
Net realized and unrealized gains (losses) on investments	(5.48)	(6.75)	7.82		5.53		(4.33)
Total income (loss) from investment activities	(4.85)	(6.60)	7.74		5.68		(4.24)

Distributions to Shareholders From:
Net investment income	(0.17)	—	(0.18)		(0.14)		(0.07)

Net Asset Value, End of Period	$25.02	$30.04	$36.64		$29.08		$23.54

Total Return(b)	(16.19)%	(18.01)%	26.72	%(c)	24.23	%(d)	(15.27)%

Ratios to Average Net Assets:
Gross expenses(b)	1.78%	1.69%	1.74%		1.74%		1.74%
Net expenses(b)	1.68%	1.68%	1.68%		1.68%		1.68%
Net investment income (loss)(b)	2.38%	0.43%	(0.29)%		0.58%		0.34%

Supplemental Data:
Net assets, end of period (000’s)	$18,753	$19,702	$26,509		$25,952		$17,065
Portfolio turnover rate(e)	53%	60%	108%		83%		21%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	During the year ended December 31, 2020, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 0.20%.
(d)	During the year ended December 31, 2019, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 0.69%.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

78 :: ProFund VP Europe 30 :: Management Discussion of Fund Performance

ProFund VP Europe 30 (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Europe 30 Index® (the “Index”). For the year ended December 31, 2022, the Fund had a total return of -7.76%. For the same period, the Index had a price return of -9.44%1 and a volatility of 23.90%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index, created by ProFund Advisors, is composed of companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on Nasdaq as depositary receipts or ordinary shares and meet certain liquidity requirements. The component companies included in the Index are the 30 most liquid companies based upon their U.S. dollar-traded volume. Their relative weights are determined using a modified market capitalization method. The Index is reconstituted annually. The Index is expressed in U.S. dollar terms and as such should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Europe 30 from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Europe 30	-7.76%	1.07%	3.03%
ProFunds Europe 30 Index®	-9.44%	-0.16%	1.39%
STOXX Europe 50® Index	-7.84%	3.36%	4.55%

Expense Ratios**

Fund	Gross	Net
ProFund VP Europe 30	1.69%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
NOVO Nordisk A/S	6.3%
Shell PLC	5.8%
ASML Holding N.V.	5.5%
TotalEnergies SE	5.1%
AstraZeneca PLC	4.8%

ProFunds Europe 30® Index – Composition

Industry Breakdown	% of Index
Energy	24%
Health Care	21%
Consumer Staples	13%
Information Technology	11%
Financials	11%
Materials	8%
Industrials	5%
Utilities	3%
Communication Services	2%
Consumer Discretionary	2%

Country Composition
United Kingdom	46%
Netherlands	10%
France	9%
Luxembourg	7%
Other	28%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table DO NOT reflect the theoretical reinvestment of dividends on securities in the Index nor the impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The STOXX Europe 50® Index is a capitalization-weighted index of 50 European blue-chip stocks. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Europe 30 :: 79

Schedule of Portfolio Investments :: December 31, 2022

Common Stocks (100.3%)

	Shares	Value
Anheuser-Busch InBev N.V.ADR (Beverages)	10,261	$616,070
ArcelorMittal SANYS—Class A (Metals & Mining)	12,962	339,863
Argenx SE*ADR (Biotechnology)	900	340,947
Ascendis Pharma A/S*ADR (Biotechnology)	2,520	307,768
ASML Holding N.V.NYS (Semiconductors & Semiconductor Equipment)	1,440	786,816
AstraZeneca PLCADR (Pharmaceuticals)	10,081	683,492
Barclays PLCADR (Banks)	46,806	365,087
BioNTech SEADR (Biotechnology)	1,260	189,277
BP PLCADR (Oil, Gas & Consumable Fuels)	16,562	578,511
British American Tobacco PLCADR (Tobacco)	13,142	525,417
CRH PLCADR (Construction Materials)	9,001	358,150
Diageo PLCADR (Beverages)	3,060	545,261
Equinor ASAADR (Oil, Gas & Consumable Fuels)	16,382	586,639
GSK PLCADR (Pharmaceuticals)	9,361	328,946
HSBC Holdings PLCADR(a) (Banks)	19,982	622,640
ING Groep N.V.ADR(a) (Banks)	33,124	403,119
Koninklijke Philips N.V.NYS (Health Care Equipment & Supplies)	20,703	310,338
National Grid PLCADR (Multi-Utilities)	6,661	401,792
Nokia Corp.ADR (Communications Equipment)	75,249	349,155
NOVO Nordisk A/SADR (Pharmaceuticals)	6,661	901,499
RELX PLCADR (Professional Services)	15,302	424,171
Rio Tinto PLCADR (Metals & Mining)	8,461	602,423
Ryanair Holdings PLC*ADR (Airlines)	4,321	323,038
SanofiADR (Pharmaceuticals)	6,661	322,592
SAP SEADR(a) (Software)	6,121	631,626
Shell PLCADR (Oil, Gas & Consumable Fuels)	14,762	840,697
Telefonaktiebolaget LM EricssonADR (Communications Equipment)	56,347	329,066
Tenaris S.A.ADR (Energy Equipment & Services)	9,541	335,462
TotalEnergies SEADR (Oil, Gas & Consumable Fuels)	11,701	726,398
Vodafone Group PLCADR (Wireless Telecommunication Services)	34,924	353,431
TOTAL COMMON STOCKS (Cost $9,757,866)		14,429,691

Collateral for Securities Loaned(b) (12.0%)
Invesco Government & Agency Portfolio—Institutional Shares, 4.23%(c)	1,719,599	1,719,599
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $1,719,599)		1,719,599
TOTAL INVESTMENT SECURITIES (Cost $11,477,465)—112.3%		16,149,290
Net other assets (liabilities)—(12.3)%		(1,770,144)
NET ASSETS—100.0%		$14,379,146

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $1,253,165.
(b)	Securities were purchased with cash collateral held from securities on loan at December 31, 2022.
(c)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2022.
ADR	American Depositary Receipt
NYS	New York Shares

ProFund VP Europe 30 invested in the following industries as of December 31, 2022:

	Value	% of Net Assets
Airlines	$323,038	2.2%
Banks	1,390,846	9.7%
Beverages	1,161,331	8.1%
Biotechnology	837,992	5.8%
Communications Equipment	678,221	4.7%
Construction Materials	358,150	2.5%
Energy Equipment & Services	335,462	2.3%
Health Care Equipment & Supplies	310,338	2.2%
Metals & Mining	942,286	6.6%
Multi-Utilities	401,792	2.8%
Oil, Gas & Consumable Fuels	2,732,245	19.0%
Pharmaceuticals	2,236,529	15.4%
Professional Services	424,171	2.9%
Semiconductors & Semiconductor Equipment	786,816	5.5%
Software	631,626	4.4%
Tobacco	525,417	3.7%
Wireless Telecommunication Services	353,431	2.5%
Other**	(50,545)	(0.3)%
Total	$14,379,146	100.0%

ProFund VP Europe 30 invested in securities with exposure to the following countries as of December 31, 2022:

	Value	% of Net Assets
Belgium	$616,070	4.3%
Denmark	1,209,267	8.4%
Finland	349,155	2.4%
France	1,048,990	7.3%
Germany	820,903	5.7%
Ireland	681,188	4.7%
Luxembourg	675,325	4.7%
Netherlands	2,681,917	18.7%
Norway	586,639	4.1%
Sweden	329,066	2.3%
United Kingdom	5,431,171	37.7%
Other**	(50,545)	(0.3)%
Total	$14,379,146	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

80 :: ProFund VP Europe 30 :: Financial Statements

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$11,477,465
Securities, at value(a)	16,149,290
Total Investment Securities, at value	16,149,290
Dividends receivable	40,849
Receivable for capital shares issued	150,170
Receivable for tax reclaims	24,552
Receivable for investments sold	2,350,601
Prepaid expenses	46
TOTAL ASSETS	18,715,508

LIABILITIES:
Cash overdraft	5,805
Payable for collateral for securities loaned	1,719,599
Payable for capital shares redeemed	190,119
Payable for investments purchased	2,381,164
Advisory fees payable	9,195
Management services fees payable	1,226
Administration fees payable	1,334
Administrative services fees payable	4,341
Distribution fees payable	6,536
Transfer agency fees payable	2,179
Fund accounting fees payable	762
Compliance services fees payable	101
Other accrued expenses	14,001
TOTAL LIABILITIES	4,336,362
NET ASSETS	$14,379,146

NET ASSETS CONSIST OF:
Capital	$14,524,160
Total distributable earnings (loss)	(145,014)
NET ASSETS	$14,379,146
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	638,419
Net Asset Value (offering and redemption price per share)	$22.52

(a) Includes securities on loan valued at:	$1,253,165

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends	$576,086
Interest	1,027
Foreign tax withholding	(40,041)
Net income from securities lending	4,459
TOTAL INVESTMENT INCOME	541,531

EXPENSES:
Advisory fees	115,969
Management services fees	15,462
Administration fees	14,632
Transfer agency fees	12,760
Administrative services fees	31,328
Distribution fees	38,656
Custody fees	17,886
Fund accounting fees	8,340
Trustee fees	261
Compliance services fees	101
Other fees	15,456
Total Gross Expenses before reductions	270,851
Expenses reduced and reimbursed by the Advisor	(11,079)
TOTAL NET EXPENSES	259,772
NET INVESTMENT INCOME (LOSS)	281,759

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(677,134)
Change in net unrealized appreciation/depreciation on investment securities	(1,436,160)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(2,113,294)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,831,535)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Europe 30 :: 81

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$281,759	$242,469
Net realized gains (losses) on investments	(677,134)	1,582,954
Change in net unrealized appreciation/depreciation on investments	(1,436,160)	1,803,942
Change in net assets resulting from operations	(1,831,535)	3,629,365

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(955,024)	(163,002)
Change in net assets resulting from distributions	(955,024)	(163,002)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	21,449,924	30,171,919
Distributions reinvested	955,024	163,002
Value of shares redeemed	(22,728,116)	(31,041,897)
Change in net assets resulting from capital transactions	(323,168)	(706,976)
Change in net assets	(3,109,727)	2,759,387

NET ASSETS:
Beginning of period	17,488,873	14,729,486
End of period	$14,379,146	$17,488,873

SHARE TRANSACTIONS:
Issued	894,362	1,231,380
Reinvested	40,605	6,733
Redeemed	(979,117)	(1,265,056)
Change in shares	(44,150)	(26,943)

See accompanying notes to financial statements.

82 :: ProFund VP Europe 30 :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$25.62	$20.76	$23.50	$20.55	$24.53

Investment Activities:
Net investment income (loss)(a)	0.43	0.32	0.22	0.45	0.48
Net realized and unrealized gains (losses) on investments	(2.37)	4.76	(2.43)	3.15	(3.86)
Total income (loss) from investment activities	(1.94)	5.08	(2.21)	3.60	(3.38)

Distributions to Shareholders From:
Net investment income	(0.29)	(0.22)	(0.53)	(0.65)	(0.60)
Net realized gains on investments	(0.87)	—	—	—	—
Total distributions	(1.16)	(0.22)	(0.53)	(0.65)	(0.60)

Net Asset Value, End of Period	$22.52	$25.62	$20.76	$23.50	$20.55

Total Return(b)	(7.76)%	24.53%	(9.23)%	17.79%	(14.13)%

Ratios to Average Net Assets:
Gross expenses(b)	1.75%	1.69%	1.77%	1.79%	1.75%
Net expenses(b)	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)(b)	1.82%	1.30%	1.10%	1.97%	1.99%

Supplemental Data:
Net assets, end of period (000’s)	$14,379	$17,489	$14,729	$19,526	$18,331
Portfolio turnover rate(c)	131%	138%	63%	85%	228%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Falling U.S. Dollar :: 83

ProFund VP Falling U.S. Dollar (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the return of the basket of non-U.S. currencies included in the U.S. Dollar Index (the “Index”). The Index measures the performance of the U.S. dollar against a basket of six major world currencies (the “Benchmark”). For the year ended December 31, 2022, the Fund had a total return of -8.76%. For the same period, the Index had a price return of 8.21%1 and a volatility of 9.31%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as the daily return of the Benchmark. The currencies and their weightings are: Euro 57%; Japanese yen 14%; British pound 12%; Canadian dollar 9%; Swedish krona 4% and Swiss franc 4%. The Fund is designed to benefit from a decline in the value of the U.S. dollar against the value of the currencies included in the Benchmark. Accordingly, as the value of the U.S. dollar depreciates (i.e., “falls”) versus the Benchmark, the performance of the Fund generally should be expected to increase. As the value of the U.S. dollar appreciates versus the Benchmark, the performance of the Fund generally should be expected to decline. The Fund does not normally provide investment returns that match the inverse of the Index.

During the year ended December 31, 2022, the Fund invested in forward currency contracts to gain exposure to the Benchmark. These derivatives generally tracked the performance of their underlying benchmark. The Fund entered into forward currency contracts with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Falling U.S. Dollar from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Falling U.S. Dollar	-8.76%	-4.25%	-4.47%
U.S. Dollar Index	8.21%	2.36%	2.64%
S&P 500®	-18.11%	9.42%	12.56%

Expense Ratios**

Fund	Gross	Net
ProFund VP Falling U.S. Dollar	2.23%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Forward Currency Contracts	(99)%
Total Exposure	(99)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Falling U.S. Dollar primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

U.S. Dollar Index – Composition

% of Index
Euro	57%
Japanese yen	14%
British pound	12%
Canadian dollar	9%
Swedish krona	4%
Swiss franc	4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table DO NOT reflect the theoretical reinvestment of dividends nor the impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the Index calculations. It is not possible to invest directly into an index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

84 :: ProFund VP Falling U.S. Dollar :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2022

Repurchase Agreements(a)(b) (99.4%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $502,232	$502,000	$502,000
TOTAL REPURCHASE AGREEMENTS (Cost $502,000)		502,000
TOTAL INVESTMENT SECURITIES (Cost $502,000)—99.4%		502,000
Net other assets (liabilities)—0.6%		3,165
NET ASSETS—100.0%		$505,165

(a)	A portion of these securities were held in a segregated account for the benefit of forward currency contract counterparties in the event of default. At December 31, 2022, the aggregate amount held in a segregated account was $71,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of December 31, 2022, the ProFund VP Falling U.S. Dollar’s forward currency contracts with Goldman Sachs International, were as follows:

Description and amount of currency purchased		Description and amount of currency sold		Delivery Date	Fair Value	Unrealized Appreciation/ (Depreciation)
Short:
U.S. dollar	$44,473	British pound	36,266	1/13/23	$43,850	$623
U.S. dollar	39,101	Canadian dollar	53,350	1/13/23	39,411	(310)
U.S. dollar	244,835	Euro	231,946	1/13/23	248,481	(3,646)
U.S. dollar	59,821	Japanese yen	8,144,082	1/13/23	62,178	(2,357)
U.S. dollar	19,353	Swedish krona	199,656	1/13/23	19,161	192
U.S. dollar	13,476	Swiss franc	12,555	1/13/23	13,603	(127)
Total Short Contracts	$421,059				$426,684	$(5,625)
Long:
British pound	39,077	U.S. dollar	$47,734	1/13/23	$47,249	$(485)
Canadian dollar	71,321	U.S. dollar	52,419	1/13/23	52,686	267
Euro	242,829	U.S. dollar	256,352	1/13/23	260,140	3,788
Japanese yen	14,398,639	U.S. dollar	105,967	1/13/23	109,930	3,963
Swedish krona	324,633	U.S. dollar	31,462	1/13/23	31,155	(307)
Swiss franc	13,599	U.S. dollar	14,576	1/13/23	14,734	158
Total Long Contracts			$508,510		$515,894	$7,384

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Falling U.S. Dollar :: 85

As of December 31, 2022, the ProFund VP Falling U.S. Dollar’s forward currency contracts with UBS AG, were as follows:

Description and amount of currency purchased		Description and amount of currency sold		Delivery Date	Fair Value	Unrealized Appreciation/ (Depreciation)
Short:
U.S. dollar	$21,903	British pound	17,855	1/13/23	$21,589	$314
U.S. dollar	10,611	Canadian dollar	14,477	1/13/23	10,694	(83)
U.S. dollar	78,240	Euro	74,090	1/13/23	79,372	(1,132)
U.S. dollar	14,895	Japanese yen	2,024,538	1/13/23	15,457	(562)
U.S. dollar	4,175	Swedish krona	42,998	1/13/23	4,127	48
U.S. dollar	6,852	Swiss franc	6,380	1/13/23	6,913	(61)
Total Short Contracts	$136,676				$138,152	$(1,476)
Long:
British pound	64,752	U.S. dollar	$79,107	1/13/23	$78,294	$(813)
Canadian dollar	58,651	U.S. dollar	43,083	1/13/23	43,327	244
Euro	335,127	U.S. dollar	354,006	1/13/23	359,017	5,011
Japanese yen	4,868,882	U.S. dollar	35,761	1/13/23	37,173	1,412
Swedish krona	138,955	U.S. dollar	13,449	1/13/23	13,335	(114)
Swiss franc	22,055	U.S. dollar	23,641	1/13/23	23,897	256
Total Long Contracts			$549,047		$555,043	$5,996

			Total unrealized appreciation			$16,276
			Total unrealized (depreciation)			(9,997)
			Total net unrealized appreciation/(depreciation)			$6,279

See accompanying notes to financial statements.

86 :: ProFund VP Falling U.S. Dollar :: Financial Statements

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$502,000
Repurchase agreements, at value	502,000
Total Investment Securities, at value	502,000
Cash	102
Segregated cash balances for forward currency contracts with custodian	345
Unrealized appreciation on forward foreign currency contracts	16,276
Interest receivable	116
Prepaid expenses	1
TOTAL ASSETS	518,840

LIABILITIES:
Payable for capital shares redeemed	1,028
Unrealized depreciation on forward foreign currency contracts	9,997
Advisory fees payable	222
Management services fees payable	30
Administration fees payable	56
Administrative services fees payable	294
Distribution fees payable	321
Transfer agency fees payable	95
Fund accounting fees payable	31
Compliance services fees payable	3
Other accrued expenses	1,598
TOTAL LIABILITIES	13,675
NET ASSETS	$505,165

NET ASSETS CONSIST OF:
Capital	$889,427
Total distributable earnings (loss)	(384,262)
NET ASSETS	$505,165
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	33,460
Net Asset Value (offering and redemption price per share)	$15.10

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Interest	$7,158

EXPENSES:
Advisory fees	3,302
Management services fees	440
Administration fees	276
Transfer agency fees	241
Administrative services fees	1,016
Distribution fees	1,101
Custody fees	3,517
Fund accounting fees	155
Trustee fees	5
Compliance services fees	3
Other fees	536
Total Gross Expenses before reductions	10,592
Expenses reduced and reimbursed by the Advisor	(3,195)
TOTAL NET EXPENSES	7,397
NET INVESTMENT INCOME (LOSS)	(239)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on forward currency contracts	(46,979)
Change in net unrealized appreciation/depreciation on forward currency contracts	5,679
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(41,300)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(41,539)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Falling U.S. Dollar :: 87

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(239)	$(14,080)
Net realized gains (losses) on investments	(46,979)	(52,276)
Change in net unrealized appreciation/depreciation on investments	5,679	(13,169)
Change in net assets resulting from operations	(41,539)	(79,525)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	—	(15,895)
Change in net assets resulting from distributions	—	(15,895)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	2,067,946	752,331
Distributions reinvested	—	15,895
Value of shares redeemed	(2,002,026)	(1,527,575)
Change in net assets resulting from capital transactions	65,920	(759,349)
Change in net assets	24,381	(854,769)

NET ASSETS:
Beginning of period	480,784	1,335,553
End of period	$505,165	$480,784

SHARE TRANSACTIONS:
Issued	139,678	42,420
Reinvested	—	899
Redeemed	(135,261)	(86,998)
Change in shares	4,417	(43,679)

See accompanying notes to financial statements.

88 :: ProFund VP Falling U.S. Dollar :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$16.55	$18.37	$17.60	$18.03	$22.30

Investment Activities:
Net investment income (loss)(a)	(0.01)	(0.30)	(0.25)	0.08	0.01
Net realized and unrealized gains (losses) on investments	(1.44)	(1.15)	1.09	(0.50)	(1.34)
Total income (loss) from investment activities	(1.45)	(1.45)	0.84	(0.42)	(1.33)

Distributions to Shareholders From:
Net investment income	—	—	(0.07)	(0.01)	—
Net realized gains on investments	—	(0.37)	—	—	(2.94)
Total distributions	—	(0.37)	(0.07)	(0.01)	(2.94)

Net Asset Value, End of Period	$15.10	$16.55	$18.37	$17.60	$18.03

Total Return(b)	(8.76)%	(8.03)%	4.80%	(2.34)%	(6.31)%

Ratios to Average Net Assets:
Gross expenses(b)	2.41%	2.23%	3.18%	5.49%	4.51%
Net expenses(b)	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)(b)	(0.05)%	(1.68)%	(1.44)%	0.44%	0.03%

Supplemental Data:
Net assets, end of period (000’s)	$505	$481	$1,336	$615	$677
Portfolio turnover rate(c)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Financials :: 89

ProFund VP Financials (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. FinancialsSM Index (the “Index”). For the year ended December 31, 2022, the Fund had a total return of -15.14%. For the same period, the Index had a return of -13.66%1 and a volatility of 23.87%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the financial services sector of the U.S. equity market. Component companies include, among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

During the year ended December 31, 2022, the Fund invested in swap agreements in addition to investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Financials from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Financials	-15.14%	4.82%	9.74%
Dow Jones U.S. FinancialsSM Index	-13.66%	6.52%	11.51%
S&P 500®	-18.11%	9.42%	12.56%

Expense Ratios**

Fund	Gross	Net
ProFund VP Financials	1.66%	1.66%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Swap Agreements	1%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Berkshire Hathaway, Inc.	9.0%
JPMorgan Chase & Co.	6.4%
Visa, Inc.	5.5%
Mastercard, Inc.	4.8%
Bank of America Corp.	3.7%

Dow Jones U.S. FinancialsSM Index – Composition

% of Index
Diversified Financials	33%
Banks	23%
Real Estate	18%
Insurance	15%
Software & Services	10%
Commercial & Professional Services	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

90 :: ProFund VP Financials :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2022

Common Stocks (98.7%)

	Shares	Value
Affiliated Managers Group, Inc. (Capital Markets)	167	$26,458
Aflac, Inc. (Insurance)	2,504	180,138
AGNC Investment Corp. (Mortgage Real Estate Investment Trusts (REITs))	2,531	26,196
Agree Realty Corp. (Equity Real Estate Investment Trusts (REITs))	392	27,805
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts (REITs))	661	96,288
Ally Financial, Inc. (Consumer Finance)	1,322	32,323
American Express Co. (Consumer Finance)	2,646	390,947
American Financial Group, Inc. (Insurance)	309	42,420
American Homes 4 Rent—Class A (Equity Real Estate Investment Trusts (REITs))	1,359	40,960
American International Group, Inc. (Insurance)	3,289	207,996
American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	2,061	436,642
Americold Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	1,193	33,774
Ameriprise Financial, Inc. (Capital Markets)	471	146,655
Annaly Capital Management, Inc. (Mortgage Real Estate Investment Trusts (REITs))	2,071	43,657
Aon PLC (Insurance)	915	274,628
Apartment Income REIT Corp. (Equity Real Estate Investment Trusts (REITs))	664	22,782
Apollo Global Management, Inc. (Diversified Financial Services)	1,925	122,796
Arch Capital Group, Ltd.* (Insurance)	1,637	102,771
Ares Management Corp.—Class A (Capital Markets)	691	47,292
Arthur J. Gallagher & Co. (Insurance)	933	175,908
Assurant, Inc. (Insurance)	234	29,264
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	619	99,981
Axis Capital Holdings, Ltd. (Insurance)	341	18,472
Bank of America Corp. (Banks)	30,899	1,023,374
Bank OZK (Banks)	490	19,629
Berkshire Hathaway, Inc.*—Class B (Diversified Financial Services)	7,976	2,463,786
BlackRock, Inc.—Class A (Capital Markets)	665	471,239
Blackstone Group, Inc.—Class A (Capital Markets)	3,107	230,508
Blackstone Mortgage Trust, Inc.—Class A (Mortgage Real Estate Investment Trusts (REITs))	757	16,026
Blue Owl Capital, Inc. (Capital Markets)	1,553	16,462
BOK Financial Corp. (Banks)	128	13,285
Boston Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	632	42,711
Brighthouse Financial, Inc.* (Insurance)	306	15,689
Brixmor Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	1,328	30,106
Brown & Brown, Inc. (Insurance)	1,040	59,249
Camden Property Trust (Equity Real Estate Investment Trusts (REITs))	472	52,807
Capital One Financial Corp. (Consumer Finance)	1,690	157,102
Cboe Global Markets, Inc. (Capital Markets)	470	58,971
CBRE Group, Inc.*—Class A (Real Estate Management & Development)	1,399	107,668
Chubb, Ltd. (Insurance)	1,837	405,241
Cincinnati Financial Corp. (Insurance)	696	71,263
Citigroup, Inc. (Banks)	8,575	387,847
Citizens Financial Group, Inc. (Banks)	2,180	85,827
CME Group, Inc. (Capital Markets)	1,593	267,879
CNA Financial Corp. (Insurance)	120	5,074
Coinbase Global, Inc.*(a)—Class A (Capital Markets)	705	24,950
Comerica, Inc. (Banks)	580	38,773
Commerce Bancshares, Inc. (Banks)	506	34,423
Corporate Office Properties Trust (Equity Real Estate Investment Trusts (REITs))	497	12,892
CoStar Group, Inc.* (Professional Services)	1,800	139,104
Cousins Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	670	16,944
Credit Acceptance Corp.*(a) (Consumer Finance)	27	12,809
Crown Castle, Inc. (Equity Real Estate Investment Trusts (REITs))	1,917	260,021
CubeSmart (Equity Real Estate Investment Trusts (REITs))	994	40,009
Cullen/Frost Bankers, Inc. (Banks)	285	38,105
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	1,273	127,644
Discover Financial Services (Consumer Finance)	1,210	118,374
Douglas Emmett, Inc. (Equity Real Estate Investment Trusts (REITs))	778	12,199
East West Bancorp, Inc. (Banks)	624	41,122
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	193	28,576
Enstar Group, Ltd.* (Insurance)	60	13,862
Equinix, Inc. (Equity Real Estate Investment Trusts (REITs))	410	268,561
Equitable Holdings, Inc. (Diversified Financial Services)	1,524	43,739
Equity Commonwealth (Equity Real Estate Investment Trusts (REITs))	484	12,085
Equity LifeStyle Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	774	50,000
Equity Residential (Equity Real Estate Investment Trusts (REITs))	1,506	88,854
Erie Indemnity Co.—Class A (Insurance)	110	27,359
Essent Group, Ltd. (Thrifts & Mortgage Finance)	477	18,546
Essex Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	287	60,821
Everest Re Group, Ltd. (Insurance)	173	57,310

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Financials :: 91

Common Stocks, continued

	Shares	Value
Extra Space Storage, Inc. (Equity Real Estate Investment Trusts (REITs))	593	$87,278
F&G Annuities & Life, Inc.* (Insurance)	83	1,662
F.N.B. Corp. (Banks)	1,553	20,267
FactSet Research Systems, Inc. (Capital Markets)	169	67,804
Federal Realty Investment Trust (Equity Real Estate Investment Trusts (REITs))	324	32,737
Federated Hermes, Inc.—Class B (Capital Markets)	374	13,580
Fifth Third Bancorp (Banks)	3,039	99,710
First American Financial Corp. (Insurance)	458	23,972
First Citizens BancShares, Inc.—Class A (Banks)	53	40,193
First Financial Bankshares, Inc. (Banks)	574	19,746
First Horizon Corp. (Banks)	2,376	58,221
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	585	28,232
First Republic Bank (Banks)	809	98,609
FirstCash Holdings, Inc. (Consumer Finance)	166	14,427
FNF Group (Insurance)	1,205	45,332
Franklin Resources, Inc. (Capital Markets)	1,258	33,186
Gaming & Leisure Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	1,141	59,435
Glacier Bancorp, Inc. (Banks)	490	24,216
Globe Life, Inc. (Insurance)	400	48,220
Hartford Financial Services Group, Inc. (Insurance)	1,408	106,769
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	1,685	32,470
Healthpeak Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	2,380	59,667
Highwoods Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	466	13,039
Home BancShares, Inc. (Banks)	840	19,144
Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts (REITs))	3,165	50,798
Houlihan Lokey, Inc. (Capital Markets)	221	19,262
Huntington Bancshares, Inc. (Banks)	6,387	90,057
Interactive Brokers Group, Inc. (Capital Markets)	455	32,919
Intercontinental Exchange, Inc. (Capital Markets)	2,473	253,705
Invesco, Ltd. (Capital Markets)	2,013	36,214
Invitation Homes, Inc. (Equity Real Estate Investment Trusts (REITs))	2,571	76,204
Iron Mountain, Inc. (Equity Real Estate Investment Trusts (REITs))	1,287	64,157
Janus Henderson Group PLC (Capital Markets)	587	13,806
JBG Smith Properties (Equity Real Estate Investment Trusts (REITs))	438	8,313
Jefferies Financial Group, Inc. (Diversified Financial Services)	811	27,801
Jones Lang LaSalle, Inc.* (Real Estate Management & Development)	210	33,468
JPMorgan Chase & Co. (Banks)	12,985	1,741,288
Kemper Corp. (Insurance)	283	13,924
KeyCorp (Banks)	4,127	71,892
Kilroy Realty Corp. (Equity Real Estate Investment Trusts (REITs))	466	18,020
Kimco Realty Corp. (Equity Real Estate Investment Trusts (REITs))	2,738	57,991
KKR & Co., Inc. (Capital Markets)	2,554	118,557
Lamar Advertising Co.—Class A (Equity Real Estate Investment Trusts (REITs))	386	36,438
Lazard, Ltd.—Class A (Capital Markets)	499	17,300
Life Storage, Inc. (Equity Real Estate Investment Trusts (REITs))	376	37,036
Lincoln National Corp. (Insurance)	682	20,951
Loews Corp. (Insurance)	872	50,864
LPL Financial Holdings, Inc. (Capital Markets)	352	76,092
LXP Industrial Trust (Equity Real Estate Investment Trusts (REITs))	1,221	12,234
M&T Bank Corp. (Banks)	764	110,826
Markel Corp.* (Insurance)	60	79,049
MarketAxess Holdings, Inc. (Capital Markets)	167	46,575
Marsh & McLennan Cos., Inc. (Insurance)	2,196	363,394
Mastercard, Inc.—Class A (IT Services)	3,758	1,306,769
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	2,647	29,488
MetLife, Inc. (Insurance)	2,918	211,176
MGIC Investment Corp. (Thrifts & Mortgage Finance)	1,315	17,095
Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	511	80,222
Moody’s Corp. (Capital Markets)	697	194,198
Morgan Stanley (Capital Markets)	5,836	496,177
Morningstar, Inc. (Capital Markets)	111	24,041
MSCI, Inc. (Capital Markets)	354	164,670
Nasdaq, Inc. (Capital Markets)	1,500	92,025
National Health Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	192	10,026
National Retail Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	791	36,196
National Storage Affiliates Trust (Equity Real Estate Investment Trusts (REITs))	374	13,509
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)	3,012	25,902
Northern Trust Corp. (Capital Markets)	923	81,676
Old Republic International Corp. (Insurance)	1,253	30,260
Omega Healthcare Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	1,037	28,984
Onemain Holdings, Inc. (Consumer Finance)	541	18,021
Opendoor Technologies, Inc.*(a) (Real Estate Management & Development)	2,246	2,605
Physicians Realty Trust (Equity Real Estate Investment Trusts (REITs))	1,010	14,615
Pinnacle Financial Partners, Inc. (Banks)	338	24,809
Popular, Inc. (Banks)	322	21,355
PotlatchDeltic Corp. (Equity Real Estate Investment Trusts (REITs))	358	15,748
Primerica, Inc. (Insurance)	163	23,117
Principal Financial Group, Inc. (Insurance)	1,007	84,507
Prologis, Inc. (Equity Real Estate Investment Trusts (REITs))	4,087	460,727
Prosperity Bancshares, Inc. (Banks)	404	29,363
Prudential Financial, Inc. (Insurance)	1,629	162,020

See accompanying notes to financial statements.

92 :: ProFund VP Financials :: Financial Statements

Common Stocks, continued

	Shares	Value
Public Storage (Equity Real Estate Investment Trusts (REITs))	700	$196,133
Radian Group, Inc. (Thrifts & Mortgage Finance)	695	13,254
Raymond James Financial, Inc. (Capital Markets)	857	91,570
Rayonier, Inc. (Equity Real Estate Investment Trusts (REITs))	648	21,358
Realty Income Corp. (Equity Real Estate Investment Trusts (REITs))	2,776	176,082
Regency Centers Corp. (Equity Real Estate Investment Trusts (REITs))	682	42,625
Regions Financial Corp. (Banks)	4,137	89,194
Reinsurance Group of America, Inc. (Insurance)	296	42,059
RenaissanceRe Holdings, Ltd. (Insurance)	193	35,556
Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts (REITs))	812	44,368
Rithm Capital Corp. (Mortgage Real Estate Investment Trusts (REITs))	2,097	17,132
RLI Corp. (Insurance)	179	23,497
Robinhood Markets, Inc.*—Class A (Capital Markets)	2,249	18,307
Rocket Cos., Inc.(a)—Class A (Thrifts & Mortgage Finance)	539	3,773
Ryan Specialty Holdings, Inc.*—Class A (Insurance)	368	15,276
S&P Global, Inc. (Capital Markets)	1,474	493,702
Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	1,023	12,716
SBA Communications Corp. (Equity Real Estate Investment Trusts (REITs))	478	133,988
SEI Investments Co. (Capital Markets)	454	26,468
Selective Insurance Group, Inc. (Insurance)	267	23,659
Signature Bank (Banks)	279	32,146
Simon Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	1,447	169,994
SL Green Realty Corp.(a) (Equity Real Estate Investment Trusts (REITs))	285	9,610
SLM Corp. (Consumer Finance)	1,107	18,376
SoFi Technologies, Inc.* (Consumer Finance)	3,615	16,665
SouthState Corp. (Banks)	335	25,581
Spirit Realty Capital, Inc. (Equity Real Estate Investment Trusts (REITs))	618	24,677
STAG Industrial, Inc. (Equity Real Estate Investment Trusts (REITs))	793	25,622
Starwood Property Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	1,371	25,130
State Street Corp. (Capital Markets)	1,624	125,974
Stifel Financial Corp. (Capital Markets)	471	27,492
STORE Capital Corp. (Equity Real Estate Investment Trusts (REITs))	1,176	37,703
Sun Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	548	78,364
SVB Financial Group* (Banks)	262	60,297
Synchrony Financial (Consumer Finance)	1,995	65,556
Synovus Financial Corp. (Banks)	644	24,182
T. Rowe Price Group, Inc. (Capital Markets)	989	107,860
TFS Financial Corp. (Thrifts & Mortgage Finance)	211	3,041
The Allstate Corp. (Insurance)	1,174	159,194
The Bank of New York Mellon Corp. (Capital Markets)	3,256	148,213
The Carlyle Group, Inc. (Capital Markets)	966	28,825
The Charles Schwab Corp. (Capital Markets)	6,753	562,255
The Goldman Sachs Group, Inc. (Capital Markets)	1,499	514,727
The Hanover Insurance Group, Inc. (Insurance)	157	21,215
The Howard Hughes Corp.* (Real Estate Management & Development)	152	11,616
The PNC Financial Services Group, Inc. (Banks)	1,786	282,081
The Progressive Corp. (Insurance)	2,590	335,949
The Travelers Cos., Inc. (Insurance)	1,037	194,427
TPG, Inc. (Capital Markets)	226	6,290
Tradeweb Markets, Inc.—Class A (Capital Markets)	492	31,946
Truist Financial Corp. (Banks)	5,872	252,672
U.S. Bancorp (Banks)	5,986	261,049
UDR, Inc. (Equity Real Estate Investment Trusts (REITs))	1,355	52,479
UMB Financial Corp. (Banks)	192	16,036
Umpqua Holdings Corp. (Banks)	961	17,154
United Bankshares, Inc. (Banks)	596	24,132
Unum Group (Insurance)	828	33,973
UWM Holdings Corp. (Thrifts & Mortgage Finance)	410	1,357
Valley National Bancorp (Banks)	1,861	21,048
Ventas, Inc. (Equity Real Estate Investment Trusts (REITs))	1,770	79,739
VICI Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	4,264	138,154
Virtu Financial, Inc.—Class A (Capital Markets)	411	8,389
Visa, Inc.—Class A (IT Services)	7,238	1,503,767
Vornado Realty Trust (Equity Real Estate Investment Trusts (REITs))	713	14,838
Voya Financial, Inc.(a) (Diversified Financial Services)	430	26,441
W.R. Berkley Corp. (Insurance)	904	65,603
Webster Financial Corp. (Banks)	770	36,452
Wells Fargo & Co. (Banks)	16,869	696,521
Welltower, Inc. (Equity Real Estate Investment Trusts (REITs))	2,092	137,131
Western Alliance Bancorp (Banks)	482	28,708
Weyerhaeuser Co. (Equity Real Estate Investment Trusts (REITs))	3,258	100,998
White Mountains Insurance Group, Ltd. (Insurance)	11	15,558
Willis Towers Watson PLC (Insurance)	479	117,154
Wintrust Financial Corp. (Banks)	269	22,736
WP Carey, Inc. (Equity Real Estate Investment Trusts (REITs))	921	71,976
Zillow Group, Inc.*—Class A (Real Estate Management & Development)	258	8,052
Zillow Group, Inc.*—Class C (Real Estate Management & Development)	721	23,223
Zions Bancorp (Banks)	662	32,543
TOTAL COMMON STOCKS (Cost $7,285,018)		27,044,938

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Financials :: 93

Repurchase Agreements(b) (0.9%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $236,109	$236,000	$236,000
TOTAL REPURCHASE AGREEMENTS (Cost $236,000)		236,000

Collateral for Securities Loaned(c) (0.3%)

	Shares	Value
Invesco Government & Agency Portfolio—Institutional Shares, 4.23%(d)	80,438	$80,438
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $80,438)		80,438
TOTAL INVESTMENT SECURITIES (Cost $7,601,456)—99.9%		27,361,376
Net other assets (liabilities)—0.1%		33,565
NET ASSETS—100.0%		$27,394,941

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $79,372.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(c)	Securities were purchased with cash collateral held from securities on loan at December 31, 2022.
(d)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2022.

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Financials Index	Goldman Sachs International	1/23/23	4.93%	$373,900	$1,512

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Financials invested in the following industries as of December 31, 2022:

	Value	% of Net Assets
Banks	$6,074,613	22.1%
Capital Markets	5,264,219	19.2%
Consumer Finance	844,600	3.1%
Diversified Financial Services	2,684,563	9.8%
Equity Real Estate Investment Trusts (REITs)	4,794,581	17.5%
Insurance	4,034,981	14.7%
IT Services	2,810,536	10.3%
Mortgage Real Estate Investment Trusts (REITs)	128,141	0.5%
Professional Services	139,104	0.5%
Real Estate Management & Development	186,632	0.7%
Thrifts & Mortgage Finance	82,968	0.3%
Other**	350,003	1.3%
Total	$27,394,941	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

94 :: ProFund VP Financials :: Financial Statements

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$7,601,456
Securities, at value(a)	27,125,376
Repurchase agreements, at value	236,000
Total Investment Securities, at value	27,361,376
Cash	637
Dividends and interest receivable	46,216
Unrealized appreciation on swap agreements	1,512
Receivable for capital shares issued	156,697
Prepaid expenses	102
TOTAL ASSETS	27,566,540

LIABILITIES:
Payable for collateral for securities loaned	80,438
Payable for capital shares redeemed	12,944
Advisory fees payable	16,413
Management services fees payable	2,188
Administration fees payable	2,529
Administrative services fees payable	11,316
Distribution fees payable	13,867
Transfer agency fees payable	4,471
Fund accounting fees payable	1,495
Compliance services fees payable	198
Other accrued expenses	25,740
TOTAL LIABILITIES	171,599
NET ASSETS	$27,394,941

NET ASSETS CONSIST OF:
Capital	$12,896,763
Total distributable earnings (loss)	14,498,178
NET ASSETS	$27,394,941
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	648,726
Net Asset Value (offering and redemption price per share)	$42.23

(a) Includes securities on loan valued at:	$79,372

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends	$637,013
Interest	7,434
Net income from securities lending	688
TOTAL INVESTMENT INCOME	645,135

EXPENSES:
Advisory fees	240,466
Management services fees	32,062
Administration fees	30,286
Transfer agency fees	26,359
Administrative services fees	74,093
Distribution fees	80,156
Custody fees	5,263
Fund accounting fees	17,850
Trustee fees	542
Compliance services fees	198
Other fees	39,707
Recoupment of prior expenses reduced by the Advisor	1,200
Total Gross Expenses before reductions	548,182
Expenses reduced and reimbursed by the Advisor	(9,538)
TOTAL NET EXPENSES	538,644
NET INVESTMENT INCOME (LOSS)	106,491

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,804,012
Net realized gains (losses) on swap agreements	(87,559)
Change in net unrealized appreciation/depreciation on investment securities	(7,777,537)
Change in net unrealized appreciation/depreciation on swap agreements	(3,793)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(6,064,877)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,958,386)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Financials :: 95

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$106,491	$26,130
Net realized gains (losses) on investments	1,716,453	282,408
Change in net unrealized appreciation/depreciation on investments	(7,781,330)	8,852,572
Change in net assets resulting from operations	(5,958,386)	9,161,110

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(382,049)	(2,699,374)
Change in net assets resulting from distributions	(382,049)	(2,699,374)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	21,383,976	36,493,693
Distributions reinvested	382,049	2,699,374
Value of shares redeemed	(29,831,243)	(31,088,356)
Change in net assets resulting from capital transactions	(8,065,218)	8,104,711
Change in net assets	(14,405,653)	14,566,447

NET ASSETS:
Beginning of period	41,800,594	27,234,147
End of period	$27,394,941	$41,800,594

SHARE TRANSACTIONS:
Issued	475,165	777,951
Reinvested	8,928	58,823
Redeemed	(664,414)	(662,224)
Change in shares	(180,321)	174,550

See accompanying notes to financial statements.

96 :: ProFund VP Financials :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019		Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$50.42	$41.61	$46.06	$37.39		$41.89

Investment Activities:
Net investment income (loss)(a)	0.15	0.03	0.23	0.21		0.19
Net realized and unrealized gains (losses) on investments	(7.78)	12.16	(1.41)	10.83		(4.53)
Total income (loss) from investment activities	(7.63)	12.19	(1.18)	11.04		(4.34)

Distributions to Shareholders From:
Net investment income	(0.04)	(0.17)	(0.28)	(0.23)		(0.16)
Net realized gains on investments	(0.52)	(3.21)	(2.99)	(2.14)		—
Total distributions	(0.56)	(3.38)	(3.27)	(2.37)		(0.16)

Net Asset Value, End of Period	$42.23	$50.42	$41.61	$46.06		$37.39

Total Return(b)	(15.14)%	30.10%	(1.77)%	30.27%		(10.43	)%(c)

Ratios to Average Net Assets:
Gross expenses(b)	1.71%	1.68%	1.74%	1.71%		1.70%
Net expenses(b)	1.68%	1.68%	1.68%	1.71	%(d)	1.63	%(c)
Net investment income (loss)(b)	0.33%	0.07%	0.58%	0.50%		0.45	%(c)

Supplemental Data:
Net assets, end of period (000’s)	$27,395	$41,801	$27,234	$36,747		$29,825
Portfolio turnover rate(e)	14%	31%	145%	52%		27%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.67% and 0.41%, respectively, and the total return would have been (10.48)%.
(d)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Government Money Market :: 97

ProFund VP Government Money Market (the “Fund”) seeks, as its investment objective, a high level of current income consistent with liquidity and preservation of capital. For the year ended December 31, 2022, the Fund returned 1.02%. The Fund’s seven-day yield, as of December 31, 2022, was 5.29%1.

An investment in this ProFund VP is neither guaranteed nor insured by the Federal Deposit Insurance Corporation or any other government agency. Although the ProFund VP strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this ProFund VP.

Allocation of Portfolio Holdings

Market Exposure

Investment Type	% of Net Assets
U.S. Treasury Obligations	38%
Repurchase Agreements	62%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The seven-day yield quotation more closely reflects the current earnings of the government money market fund than the total return quotation.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

98 :: ProFund VP Government Money Market :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2022

U.S. Treasury Obligations (38.2%)

	Principal Amount	Value
U.S. Treasury Bills
2.89%+, 1/5/23	$2,000,000	$1,999,199
3.47%+, 1/12/23	2,000,000	1,997,690
3.78%+, 1/19/23	2,000,000	1,996,020
3.76%+, 1/26/23	2,000,000	1,994,583
3.77%+, 2/2/23	2,000,000	1,993,120
3.85%+, 2/16/23	2,000,000	1,989,999
3.78%+, 2/9/23	2,000,000	1,991,641
TOTAL U.S. TREASURY OBLIGATIONS (Cost $13,962,252)		13,962,252

Repurchase Agreements(a) (61.8%)
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $22,660,474	22,650,000	22,650,000
TOTAL REPURCHASE AGREEMENTS (Cost $22,650,000)		22,650,000
TOTAL INVESTMENT SECURITIES (Cost $36,612,252)—100.0%		36,612,252
Net other assets (liabilities)—NM		10,015
NET ASSETS—100.0%		$36,622,267

+	Reflects the effective yield or interest rate in effect at December 31, 2022.
(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Government Money Market :: 99

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$36,612,252
Securities, at value	13,962,252
Repurchase agreements, at value	22,650,000
Total Investment Securities, at value	36,612,252
Cash	220
Interest receivable	5,237
Receivable for capital shares issued	16,327
Receivable from Advisor under a voluntary expense limitation agreement	30,416
Prepaid expenses	101
TOTAL ASSETS	36,664,553

LIABILITIES:
Payable for capital shares redeemed	1,839
Administration fees payable	1,420
Transfer agency fees payable	5,795
Fund accounting fees payable	1,899
Compliance services fees payable	260
Other accrued expenses	31,073
TOTAL LIABILITIES	42,286
NET ASSETS	$36,622,267

NET ASSETS CONSIST OF:
Capital	$36,658,504
Total distributable earnings (loss)	(36,237)
NET ASSETS	$36,622,267
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	36,658,504
Net Asset Value (offering and redemption price per share)	$1.00

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Interest	$559,450

EXPENSES:
Advisory fees	279,831
Management services fees	37,311
Administration fees	18,043
Transfer agency fees	32,258
Custody fees	5,929
Fund accounting fees	21,160
Trustee fees	623
Compliance services fees	260
Audit fees	26,887
Other fees	11,092
Total Gross Expenses before reductions	433,394
Expenses reduced and reimbursed by the Advisor	(249,019	)(a)
TOTAL NET EXPENSES	184,375
NET INVESTMENT INCOME	375,075
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$375,075

(a)	Amount includes $151,423 of contractual expense reductions to support a minimum net yield and an additional $97,596 of voluntary expense reductions.

See accompanying notes to financial statements.

100 :: ProFund VP Government Money Market :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income	$375,075	$5,562
Net realized gains (losses) on investments	—	17,958
Change in net assets resulting from operations	375,075	23,520

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(375,075)	(5,562)
Change in net assets resulting from distributions	(375,075)	(5,562)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	92,995,771	177,647,763
Distributions reinvested	375,075	5,562
Value of shares redeemed	(103,098,329)	(179,396,339)
Change in net assets resulting from capital transactions	(9,727,483)	(1,743,014)
Change in net assets	(9,727,483)	(1,725,056)

NET ASSETS:
Beginning of period	46,349,750	48,074,806
End of period	$36,622,267	$46,349,750

SHARE TRANSACTIONS:
Issued	92,995,771	177,647,763
Reinvested	375,075	5,562
Redeemed	(103,098,329)	(179,396,339)
Change in shares	(9,727,483)	(1,743,014)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Government Money Market :: 101

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022		Year Ended Dec. 31, 2021		Year Ended Dec. 31, 2020		Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$1.000		$1.000		$1.000		$1.000	$1.000

Investment Activities:
Net investment income (loss)(a)	0.010		—	(b)	0.001		0.008	—	(b)
Net realized gains (losses) on investments	—		—	(b)	—	(b)	— (b)	—	(b)
Total income (loss) from investment activities	0.010		—	(b)	0.001		0.008	—	(b)

Distributions to Shareholders From:
Net investment income	(0.010)		—	(b)	(0.001)		(0.008)	—	(b)

Net Asset Value, End of Period	$1.000		$1.000		$1.000		$1.000	$1.000

Total Return(c)	1.02%		0.01%		0.04%		0.77%	0.42%

Ratios to Average Net Assets:
Gross expenses(c)	1.16%		1.07%		1.16%		1.35%	1.46%
Net expenses(c)	0.49	%(d)(e)	—	(d)(f)	0.52	%(d)	1.35%	1.37	%(g)
Net investment income (loss)(c)	1.01%		0.01%		0.05%		0.78%	0.41%

Supplemental Data:
Net assets, end of period (000’s)	$36,622		$46,350		$48,075		$145,715	$193,519

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.0005.
(c)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(d)	The expense ratio for the period reflects the reduction of certain expenses to maintain a certain minimum net yield.
(e)	The Advisor voluntarily waived fees and expenses to limit the annual expense ratio to 0.90% (excluding amounts contractually waived to support a minimum net yield).
(f)	Amount is less than 0.005%.
(g)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for the one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

102 :: ProFund VP Health Care :: Management Discussion of Fund Performance

ProFund VP Health Care (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Health CareSM Index (the “Index”). For the year ended December 31, 2022, the Fund had a total return of -6.03%. For the same period, the Index had a return of -4.49%1 and a volatility of 19.68%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the healthcare sector of the U.S. equity market. Component companies include, among others, health care providers, biotechnology companies, medical supplies, advanced medical devices, and pharmaceuticals.

During the year ended December 31, 2022, the Fund invested in swap agreements in addition to investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Health Care from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Health Care	-6.03%	10.26%	13.12%
Dow Jones U.S. Health CareSM Index	-4.49%	12.02%	14.94%
S&P 500®	-18.11%	9.42%	12.56%

Expense Ratios**

Fund	Gross	Net
ProFund VP Health Care	1.68%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	98%
Swap Agreements	2%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
UnitedHealth Group, Inc.	8.9%
Johnson & Johnson	8.3%
Eli Lilly & Co.	5.2%
Pfizer, Inc.	5.1%
AbbVie, Inc.	5.1%

Dow Jones U.S. Health CareSM Index – Composition

% of Index
Pharmaceuticals	30%
Health Care Providers & Services	22%
Biotechnology	18%
Health Care Equipment & Supplies	18%
Life Sciences Tools & Services	12%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Health Care :: 103

Schedule of Portfolio Investments :: December 31, 2022

Common Stocks (97.6%)

	Shares	Value
10X Genomics, Inc.*—Class A (Life Sciences Tools & Services)	746	$27,184
1Life Healthcare, Inc.* (Health Care Providers & Services)	1,309	21,873
Abbott Laboratories (Health Care Equipment & Supplies)	13,608	1,494,021
AbbVie, Inc. (Biotechnology)	13,802	2,230,540
Acadia Healthcare Co., Inc.* (Health Care Providers & Services)	711	58,530
Agilent Technologies, Inc. (Life Sciences Tools & Services)	2,311	345,841
agilon health, Inc.* (Health Care Providers & Services)	1,542	24,888
Align Technology, Inc.* (Health Care Equipment & Supplies)	567	119,580
Alkermes PLC* (Biotechnology)	1,281	33,473
Alnylam Pharmaceuticals, Inc.* (Biotechnology)	961	228,382
Amedisys, Inc.* (Health Care Providers & Services)	253	21,136
Amgen, Inc. (Biotechnology)	4,164	1,093,633
Apellis Pharmaceuticals, Inc.* (Biotechnology)	733	37,903
Arrowhead Pharmaceuticals, Inc.* (Biotechnology)	826	33,503
Avantor, Inc.* (Life Sciences Tools & Services)	5,260	110,933
Azenta, Inc.* (Life Sciences Tools & Services)	585	34,059
Baxter International, Inc. (Health Care Equipment & Supplies)	3,934	200,516
Beam Therapeutics, Inc.* (Biotechnology)	461	18,030
Becton, Dickinson & Co. (Health Care Equipment & Supplies)	2,226	566,072
Biogen, Inc.* (Biotechnology)	1,124	311,258
Biohaven, Ltd.* (Biotechnology)	498	6,912
BioMarin Pharmaceutical, Inc.* (Biotechnology)	1,451	150,164
Bio-Rad Laboratories, Inc.*—Class A (Life Sciences Tools & Services)	168	70,642
Bio-Techne Corp. (Life Sciences Tools & Services)	1,226	101,611
Blueprint Medicines Corp.* (Biotechnology)	466	20,415
Boston Scientific Corp.* (Health Care Equipment & Supplies)	11,179	517,252
Bristol-Myers Squibb Co. (Pharmaceuticals)	16,595	1,194,010
Bruker Corp. (Life Sciences Tools & Services)	781	53,381
Catalent, Inc.* (Pharmaceuticals)	1,404	63,194
Centene Corp.* (Health Care Providers & Services)	4,420	362,484
Charles River Laboratories International, Inc.* (Life Sciences Tools & Services)	397	86,506
Chemed Corp. (Health Care Providers & Services)	116	59,210
Cigna Corp. (Health Care Providers & Services)	2,386	790,577
CRISPR Therapeutics AG* (Biotechnology)	611	24,837
CVS Health Corp. (Health Care Providers & Services)	10,257	955,850
Danaher Corp. (Health Care Equipment & Supplies)	5,114	1,357,358
DaVita, Inc.* (Health Care Providers & Services)	430	32,108
Denali Therapeutics, Inc.* (Biotechnology)	859	23,889
DENTSPLY SIRONA, Inc. (Health Care Equipment & Supplies)	1,678	53,428
DexCom, Inc.* (Health Care Equipment & Supplies)	3,014	341,305
Doximity, Inc.*—Class A (Health Care Technology)	886	29,734
Edwards Lifesciences Corp.* (Health Care Equipment & Supplies)	4,828	360,217
Elanco Animal Health, Inc.* (Pharmaceuticals)	3,477	42,489
Elevance Health, Inc. (Health Care Providers & Services)	1,864	956,176
Eli Lilly & Co. (Pharmaceuticals)	6,155	2,251,744
Encompass Health Corp. (Health Care Providers & Services)	779	46,592
Enovis Corp.* (Health Care Equipment & Supplies)	373	19,963
Envista Holdings Corp.* (Health Care Equipment & Supplies)	1,271	42,795
Exact Sciences Corp.* (Biotechnology)	1,386	68,621
Exelixis, Inc.* (Biotechnology)	2,516	40,357
Fate Therapeutics, Inc.* (Biotechnology)	642	6,478
Gilead Sciences, Inc. (Biotechnology)	9,792	840,643
Globus Medical, Inc.* (Health Care Equipment & Supplies)	605	44,933
Guardant Health, Inc.* (Health Care Providers & Services)	799	21,733
Haemonetics Corp.* (Health Care Equipment & Supplies)	395	31,067
Halozyme Therapeutics, Inc.* (Biotechnology)	1,055	60,030
HCA Healthcare, Inc. (Health Care Providers & Services)	1,655	397,134
HealthEquity, Inc.* (Health Care Providers & Services)	660	40,682
Henry Schein, Inc.* (Health Care Providers & Services)	1,058	84,502
Hologic, Inc.* (Health Care Equipment & Supplies)	1,948	145,730
Horizon Therapeutics PLC* (Pharmaceuticals)	1,768	201,198
Humana, Inc. (Health Care Providers & Services)	987	505,532
ICU Medical, Inc.* (Health Care Equipment & Supplies)	157	24,724
IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	646	263,542
Illumina, Inc.* (Life Sciences Tools & Services)	1,228	248,302
Incyte Corp.* (Biotechnology)	1,441	115,741
Insulet Corp.* (Health Care Equipment & Supplies)	543	159,854
Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	567	31,792
Intellia Therapeutics, Inc.* (Biotechnology)	665	23,202
Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	2,759	732,101
Ionis Pharmaceuticals, Inc.* (Biotechnology)	1,109	41,887
IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	1,450	297,091
Jazz Pharmaceuticals PLC* (Pharmaceuticals)	492	78,381
Johnson & Johnson (Pharmaceuticals)	20,410	3,605,426

See accompanying notes to financial statements.

104 :: ProFund VP Health Care :: Financial Statements

Common Stocks, continued

	Shares	Value
Laboratory Corp. of America Holdings (Health Care Providers & Services)	691	$162,717
LHC Group, Inc.* (Health Care Providers & Services)	242	39,129
Maravai LifeSciences Holdings, Inc.*—Class A (Life Sciences Tools & Services)	850	12,164
Masimo Corp.* (Health Care Equipment & Supplies)	378	55,925
McKesson Corp. (Health Care Providers & Services)	1,108	415,633
Medpace Holdings, Inc.* (Life Sciences Tools & Services)	196	41,632
Medtronic PLC (Health Care Equipment & Supplies)	10,373	806,190
Merck & Co., Inc. (Pharmaceuticals)	19,790	2,195,701
Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	174	251,508
Mirati Therapeutics, Inc.* (Biotechnology)	404	18,305
Moderna, Inc.* (Biotechnology)	2,579	463,240
Molina Healthcare, Inc.* (Health Care Providers & Services)	457	150,911
Natera, Inc.* (Biotechnology)	852	34,225
Neurocrine Biosciences, Inc.* (Biotechnology)	750	89,580
Novavax, Inc.* (Biotechnology)	611	6,281
Novocure, Ltd.* (Health Care Equipment & Supplies)	704	51,638
NuVasive, Inc.* (Health Care Equipment & Supplies)	407	16,785
Oak Street Health, Inc.* (Health Care Providers & Services)	909	19,553
Omnicell, Inc.* (Health Care Technology)	348	17,546
Option Care Health, Inc.* (Health Care Providers & Services)	1,206	36,289
Organon & Co. (Pharmaceuticals)	1,985	55,441
Penumbra, Inc.* (Health Care Equipment & Supplies)	296	65,848
Perrigo Co. PLC (Pharmaceuticals)	1,051	35,829
Pfizer, Inc. (Pharmaceuticals)	43,811	2,244,875
Premier, Inc. (Health Care Providers & Services)	927	32,426
Quest Diagnostics, Inc. (Health Care Providers & Services)	889	139,075
QuidelOrtho Corp.* (Health Care Equipment & Supplies)	417	35,724
R1 RCM, Inc.* (Health Care Providers & Services)	1,071	11,727
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	836	603,166
Repligen Corp.* (Life Sciences Tools & Services)	403	68,232
ResMed, Inc. (Health Care Equipment & Supplies)	1,143	237,893
Royalty Pharma PLC—Class A (Pharmaceuticals)	2,892	114,292
Sarepta Therapeutics, Inc.* (Biotechnology)	685	88,762
Seagen, Inc.* (Biotechnology)	1,072	137,763
Shockwave Medical, Inc.* (Health Care Equipment & Supplies)	282	57,982
Signify Health, Inc.*—Class A (Health Care Providers & Services)	543	15,562
Sotera Health Co.* (Life Sciences Tools & Services)	769	6,406
STAAR Surgical Co.* (Health Care Equipment & Supplies)	376	18,251
STERIS PLC (Health Care Equipment & Supplies)	780	144,058
Stryker Corp. (Health Care Equipment & Supplies)	2,628	642,520
Syneos Health, Inc.* (Life Sciences Tools & Services)	803	29,454
Tandem Diabetes Care, Inc.* (Health Care Equipment & Supplies)	502	22,565
Teladoc Health, Inc.* (Health Care Technology)	1,262	29,847
Teleflex, Inc. (Health Care Equipment & Supplies)	366	91,365
Tenet Healthcare Corp.* (Health Care Providers & Services)	844	41,179
The Cooper Cos., Inc. (Health Care Equipment & Supplies)	385	127,308
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	3,061	1,685,663
Ultragenyx Pharmaceutical, Inc.* (Biotechnology)	547	25,343
United Therapeutics Corp.* (Biotechnology)	356	99,000
UnitedHealth Group, Inc. (Health Care Providers & Services)	7,293	3,866,602
Universal Health Services, Inc.—Class B (Health Care Providers & Services)	501	70,586
Vertex Pharmaceuticals, Inc.* (Biotechnology)	2,003	578,426
Viatris, Inc. (Pharmaceuticals)	9,459	105,279
Vir Biotechnology, Inc.* (Biotechnology)	591	14,958
Waters Corp.* (Life Sciences Tools & Services)	464	158,957
West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	577	135,797
Zimmer Biomet Holdings, Inc. (Health Care Equipment & Supplies)	1,638	208,845
Zoetis, Inc. (Pharmaceuticals)	3,637	533,002
TOTAL COMMON STOCKS (Cost $10,336,224)		42,601,841

Repurchase Agreements(a) (1.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $473,219	$473,000	$473,000
TOTAL REPURCHASE AGREEMENTS (Cost $473,000)		473,000
TOTAL INVESTMENT SECURITIES (Cost $10,809,224)—98.7%		43,074,841
Net other assets (liabilities)—1.3%		560,601
NET ASSETS—100.0%		$43,635,442

*	Non-income producing security.
(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Health Care :: 105

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Health Care Index	Goldman Sachs International	1/23/23	4.93%	$1,017,082	$(516)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Health Care invested in the following industries as of December 31, 2022:

	Value	% of Net Assets
Biotechnology	$7,568,947	17.3%
Health Care Equipment & Supplies	9,224,944	21.1%
Health Care Providers & Services	9,380,396	21.5%
Health Care Technology	77,127	0.2%
Life Sciences Tools & Services	3,629,566	8.3%
Pharmaceuticals	12,720,861	29.2%
Other**	1,033,601	2.4%
Total	$43,635,442	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

106 :: ProFund VP Health Care :: Financial Statements

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$10,809,224
Securities, at value	42,601,841
Repurchase agreements, at value	473,000
Total Investment Securities, at value	43,074,841
Cash	322
Segregated cash balances for swap agreements with custodian	40,000
Dividends and interest receivable	29,175
Receivable for capital shares issued	1,450,196
Prepaid expenses	131
TOTAL ASSETS	44,594,665

LIABILITIES:
Payable for capital shares redeemed	95,546
Payable for investments purchased	751,322
Unrealized depreciation on swap agreements	516
Advisory fees payable	27,759
Management services fees payable	3,701
Administration fees payable	3,920
Administrative services fees payable	12,959
Distribution fees payable	17,668
Transfer agency fees payable	6,722
Fund accounting fees payable	2,253
Compliance services fees payable	296
Other accrued expenses	36,561
TOTAL LIABILITIES	959,223
NET ASSETS	$43,635,442

NET ASSETS CONSIST OF:
Capital	$9,169,063
Total distributable earnings (loss)	34,466,379
NET ASSETS	$43,635,442
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	586,221
Net Asset Value (offering and redemption price per share)	$74.44

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends	$663,805
Interest	8,170
Net income from securities lending	36
TOTAL INVESTMENT INCOME	672,011

EXPENSES:
Advisory fees	340,229
Management services fees	45,364
Administration fees	42,931
Transfer agency fees	37,637
Administrative services fees	102,926
Distribution fees	113,410
Custody fees	6,146
Fund accounting fees	24,812
Trustee fees	766
Compliance services fees	296
Other fees	51,791
Total Gross Expenses before reductions	766,308
Expenses reduced and reimbursed by the Advisor	(4,193)
TOTAL NET EXPENSES	762,115
NET INVESTMENT INCOME (LOSS)	(90,104)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	4,779,776
Net realized gains (losses) on swap agreements	(66,982)
Change in net unrealized appreciation/depreciation on investment securities	(9,073,304)
Change in net unrealized appreciation/depreciation on swap agreements	(11,283)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(4,371,793)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,461,897)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Health Care :: 107

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(90,104)	$(158,535)
Net realized gains (losses) on investments	4,712,794	3,098,808
Change in net unrealized appreciation/depreciation on investments	(9,084,587)	7,295,480
Change in net assets resulting from operations	(4,461,897)	10,235,753

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(2,591,704)	(4,237,991)
Change in net assets resulting from distributions	(2,591,704)	(4,237,991)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	36,697,592	19,002,003
Distributions reinvested	2,591,704	4,237,991
Value of shares redeemed	(44,277,294)	(25,561,869)
Change in net assets resulting from capital transactions	(4,987,998)	(2,321,875)
Change in net assets	(12,041,599)	3,675,887

NET ASSETS:
Beginning of period	55,677,041	52,001,154
End of period	$43,635,442	$55,677,041

SHARE TRANSACTIONS:
Issued	489,490	240,693
Reinvested	36,982	57,817
Redeemed	(602,531)	(325,367)
Change in shares	(76,059)	(26,857)

See accompanying notes to financial statements.

108 :: ProFund VP Health Care :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$84.07	$75.46	$74.91	$71.82	$73.28

Investment Activities:
Net investment income (loss)(a)	(0.15)	(0.24)	0.03	(0.01)	(0.06)
Net realized and unrealized gains (losses) on investments	(5.18)	15.51	10.27	12.63	3.29
Total income (loss) from investment activities	(5.33)	15.27	10.30	12.62	3.23

Distributions to Shareholders From:
Net investment income	—	(0.03)	—	—	—
Net realized gains on investments	(4.30)	(6.63)	(9.75)	(9.53)	(4.69)
Total distributions	(4.30)	(6.66)	(9.75)	(9.53)	(4.69)

Net Asset Value, End of Period	$74.44	$84.07	$75.46	$74.91	$71.82

Total Return(b)	(6.03)%	21.54%	14.44%	19.37%	4.44%

Ratios to Average Net Assets:
Gross expenses(b)	1.69%	1.68%	1.73%	1.72%	1.66%
Net expenses(b)	1.68%	1.68%	1.68%	1.68%	1.65%
Net investment income (loss)(b)	(0.20)%	(0.30)%	0.04%	(0.01)%	(0.08)%

Supplemental Data:
Net assets, end of period (000’s)	$43,635	$55,677	$52,001	$49,409	$52,173
Portfolio turnover rate(c)	30%	10%	58%	33%	61%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Industrials :: 109

ProFund VP Industrials (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. IndustrialsSM Index (the “Index”). For the year ended December 31, 2022, the Fund had a total return of -15.60%. For the same period, the Index had a total return of -14.04%1 and a volatility of 23.79%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the industrial sector of the U.S. equity market. Component companies include, among others, building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace.

During the year ended December 31, 2022, the Fund invested in swap agreements in addition to investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Industrials from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Industrials	-15.60%	5.48%	10.22%
Dow Jones U.S. IndustrialsSM Index	-14.04%	7.18%	12.06%
S&P 500®	-18.11%	9.42%	12.56%

Expense Ratios**

Fund	Gross	Net
ProFund VP Industrials	1.69%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	98%
Swap Agreements	3%
Total Exposure	101%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Accenture PLC	3.8%
Raytheon Technologies Corp.	3.4%
Honeywell International, Inc.	3.3%
Union Pacific Corp.	2.9%
United Parcel Service, Inc.	2.9%

Dow Jones U.S. IndustrialsSM Index – Composition

% of Index
Capital Goods	55%
Software & Services	15%
Transportation	12%
Commercial & Professional Services	7%
Materials	6%
Technology Hardware & Equipment	5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

110 :: ProFund VP Industrials :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2022

Common Stocks (98.3%)

	Shares	Value
3M Co. (Industrial Conglomerates)	1,797	$215,496
A.O. Smith Corp. (Building Products)	412	23,583
Accenture PLC—Class A (IT Services)	2,048	546,489
Acuity Brands, Inc. (Electrical Equipment)	105	17,389
Advanced Drainage Systems, Inc. (Building Products)	207	16,968
AECOM (Construction & Engineering)	454	38,558
Affirm Holdings, Inc.* (IT Services)	681	6,585
AGCO Corp. (Machinery)	201	27,877
Air Lease Corp. (Trading Companies & Distributors)	335	12,871
Alight, Inc.*—Class A (Professional Services)	873	7,298
Allegion PLC (Building Products)	286	30,104
Allison Transmission Holdings, Inc. (Machinery)	301	12,522
Amcor PLC (Containers & Packaging)	4,841	57,656
AMETEK, Inc. (Electrical Equipment)	747	104,371
Amphenol Corp.—Class A (Electronic Equipment, Instruments & Components)	1,935	147,330
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)	125	15,754
AptarGroup, Inc. (Containers & Packaging)	212	23,316
Ardagh Metal Packaging SA (Containers & Packaging)	490	2,357
Armstrong World Industries, Inc. (Building Products)	148	10,151
Arrow Electronics, Inc.* (Electronic Equipment, Instruments & Components)	200	20,914
ASGN, Inc.* (Professional Services)	162	13,200
Automatic Data Processing, Inc. (IT Services)	1,349	322,222
Avery Dennison Corp. (Containers & Packaging)	263	47,603
Avnet, Inc. (Electronic Equipment, Instruments & Components)	298	12,391
Axon Enterprise, Inc.* (Aerospace & Defense)	220	36,505
Ball Corp. (Containers & Packaging)	1,021	52,214
Berry Global Group, Inc. (Containers & Packaging)	407	24,595
Block, Inc.*—Class A (IT Services)	1,747	109,781
Booz Allen Hamilton Holding Corp. (Professional Services)	430	44,944
Broadridge Financial Solutions, Inc. (IT Services)	383	51,372
Builders FirstSource, Inc.* (Building Products)	479	31,078
BWX Technologies, Inc. (Aerospace & Defense)	297	17,250
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	383	35,067
CACI International, Inc.*—Class A (Professional Services)	76	22,845
Carlisle Cos., Inc. (Building Products)	168	39,589
Carrier Global Corp. (Building Products)	2,719	112,159
Caterpillar, Inc. (Machinery)	1,692	405,335
ChargePoint Holdings, Inc.*(a) (Electrical Equipment)	851	8,110
Chart Industries, Inc.* (Machinery)	136	15,671
Cintas Corp. (Commercial Services & Supplies)	281	126,905
Clarivate PLC* (Professional Services)	1,403	11,701
Clean Harbors, Inc.* (Commercial Services & Supplies)	163	18,602
Cognex Corp. (Electronic Equipment, Instruments & Components)	562	26,476
Coherent Corp.* (Electronic Equipment, Instruments & Components)	451	15,830
Concentrix Corp. (IT Services)	138	18,376
Core & Main, Inc.*—Class A (Trading Companies & Distributors)	235	4,538
Corning, Inc. (Electronic Equipment, Instruments & Components)	2,475	79,052
Crane Holdings Co. (Machinery)	155	15,570
Crown Holdings, Inc. (Containers & Packaging)	390	32,062
CSX Corp. (Road & Rail)	6,835	211,748
Cummins, Inc. (Machinery)	458	110,969
Curtiss-Wright Corp. (Aerospace & Defense)	125	20,874
Deere & Co. (Machinery)	893	382,882
Donaldson Co., Inc. (Machinery)	398	23,430
Dover Corp. (Machinery)	456	61,747
Dun & Bradstreet Holdings, Inc. (Professional Services)	708	8,680
Eagle Materials, Inc. (Construction Materials)	120	15,942
Eaton Corp. PLC (Electrical Equipment)	1,293	202,936
EMCOR Group, Inc. (Construction & Engineering)	155	22,957
Emerson Electric Co. (Electrical Equipment)	1,923	184,723
EnerSys (Electrical Equipment)	133	9,821
Equifax, Inc. (Professional Services)	398	77,355
Euronet Worldwide, Inc.* (IT Services)	153	14,440
Expeditors International of Washington, Inc. (Air Freight & Logistics)	517	53,727
Fastenal Co. (Trading Companies & Distributors)	1,862	88,109
FedEx Corp. (Air Freight & Logistics)	778	134,750
Ferguson PLC (Trading Companies & Distributors)	678	86,085
Fidelity National Information Services, Inc. (IT Services)	1,930	130,951
Fiserv, Inc.* (IT Services)	2,065	208,710
FleetCor Technologies, Inc.* (IT Services)	240	44,083
Flowserve Corp. (Machinery)	425	13,039
Fortive Corp. (Machinery)	1,150	73,888
Fortune Brands Innovations, Inc. (Building Products)	417	23,815
FTI Consulting, Inc.* (Professional Services)	112	17,786
Gates Industrial Corp. PLC* (Machinery)	331	3,777
Generac Holdings, Inc.* (Electrical Equipment)	206	20,736
General Dynamics Corp. (Aerospace & Defense)	732	181,617
General Electric Co. (Industrial Conglomerates)	3,552	297,622
Genpact, Ltd. (IT Services)	548	25,383
Global Payments, Inc. (IT Services)	879	87,302
Graco, Inc. (Machinery)	548	36,858
Graphic Packaging Holding Co. (Containers & Packaging)	998	22,206
GXO Logistics, Inc.* (Air Freight & Logistics)	386	16,478
HEICO Corp. (Aerospace & Defense)	129	19,820
HEICO Corp.—Class A (Aerospace & Defense)	227	27,206
Hertz Global Holdings, Inc.* (Road & Rail)	543	8,357
Hexcel Corp. (Aerospace & Defense)	274	16,125

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Industrials :: 111

Common Stocks, continued

	Shares	Value
Honeywell International, Inc. (Industrial Conglomerates)	2,186	$468,460
Howmet Aerospace, Inc. (Aerospace & Defense)	1,197	47,174
Hubbell, Inc. (Electrical Equipment)	175	41,069
Huntington Ingalls Industries, Inc. (Aerospace & Defense)	130	29,988
IDEX Corp. (Machinery)	245	55,941
Illinois Tool Works, Inc. (Machinery)	909	200,252
Ingersoll Rand, Inc. (Machinery)	1,316	68,761
Insperity, Inc. (Professional Services)	116	13,178
International Paper Co. (Containers & Packaging)	1,156	40,032
IPG Photonics Corp. (Electronic Equipment, Instruments & Components)	105	9,940
ITT, Inc. (Machinery)	269	21,816
J.B. Hunt Transport Services, Inc. (Road & Rail)	269	46,903
Jabil, Inc. (Electronic Equipment, Instruments & Components)	438	29,872
Jack Henry & Associates, Inc. (IT Services)	237	41,608
Jacobs Solutions, Inc. (Professional Services)	415	49,829
Johnson Controls International PLC (Building Products)	2,239	143,296
KBR, Inc. (Professional Services)	446	23,549
Keysight Technologies, Inc.* (Electronic Equipment, Instruments & Components)	581	99,392
Kirby Corp.* (Marine)	195	12,548
Knight-Swift Transportation Holdings, Inc. (Road & Rail)	522	27,358
L3Harris Technologies, Inc. (Aerospace & Defense)	619	128,882
Landstar System, Inc. (Road & Rail)	117	19,059
Leidos Holdings, Inc. (Professional Services)	444	46,704
Lennox International, Inc. (Building Products)	105	25,119
Lincoln Electric Holdings, Inc. (Machinery)	188	27,164
Littelfuse, Inc. (Electronic Equipment, Instruments & Components)	80	17,616
Lockheed Martin Corp. (Aerospace & Defense)	758	368,759
Louisiana-Pacific Corp. (Paper & Forest Products)	233	13,794
ManpowerGroup, Inc. (Professional Services)	164	13,646
Marqeta, Inc.*—Class A (IT Services)	1,434	8,762
Martin Marietta Materials, Inc. (Construction Materials)	202	68,270
Masco Corp. (Building Products)	733	34,209
MasTec, Inc.* (Construction & Engineering)	192	16,383
Masterbrand, Inc.* (Building Products)	420	3,171
MAXIMUS, Inc. (IT Services)	197	14,446
MDU Resources Group, Inc. (Construction & Engineering)	661	20,055
Mercury Systems, Inc.* (Aerospace & Defense)	189	8,456
MSA Safety, Inc. (Commercial Services & Supplies)	120	17,303
MSC Industrial Direct Co., Inc. (Trading Companies & Distributors)	154	12,582
National Instruments Corp. (Electronic Equipment, Instruments & Components)	424	15,646
Nikola Corp.*(a) (Machinery)	1,105	2,387
Nordson Corp. (Machinery)	175	41,601
Norfolk Southern Corp. (Road & Rail)	753	185,554
Northrop Grumman Corp. (Aerospace & Defense)	470	256,437
nVent Electric PLC (Electrical Equipment)	542	20,851
Old Dominion Freight Line, Inc. (Road & Rail)	295	83,715
Oshkosh Corp. (Machinery)	213	18,784
Otis Worldwide Corp. (Machinery)	1,354	106,032
Owens Corning (Building Products)	304	25,931
PACCAR, Inc. (Machinery)	1,131	111,935
Packaging Corp. of America (Containers & Packaging)	301	38,501
Parker-Hannifin Corp. (Machinery)	417	121,346
Paychex, Inc. (IT Services)	1,043	120,529
PayPal Holdings, Inc.* (IT Services)	3,706	263,941
Pentair PLC (Machinery)	535	24,064
PerkinElmer, Inc. (Life Sciences Tools & Services)	410	57,490
Quanta Services, Inc. (Construction & Engineering)	465	66,264
Raytheon Technologies Corp. (Aerospace & Defense)	4,779	482,296
RBC Bearings, Inc.* (Machinery)	94	19,679
Regal Rexnord Corp. (Electrical Equipment)	215	25,796
Republic Services, Inc. (Commercial Services & Supplies)	668	86,165
Robert Half International, Inc. (Professional Services)	353	26,062
Rockwell Automation, Inc. (Electrical Equipment)	373	96,074
RXO, Inc.* (Road & Rail)	374	6,433
Saia, Inc.* (Road & Rail)	86	18,032
Science Applications International Corp. (Professional Services)	179	19,856
Sealed Air Corp. (Containers & Packaging)	470	23,444
Sensata Technologies Holding PLC (Electrical Equipment)	497	20,069
Shift4 Payments, Inc.*—Class A (IT Services)	172	9,620
Shoals Technologies Group, Inc.*—Class A (Electrical Equipment)	441	10,879
Silgan Holdings, Inc. (Containers & Packaging)	272	14,100
Siteone Landscape Supply, Inc.* (Trading Companies & Distributors)	147	17,246
Snap-on, Inc. (Machinery)	173	39,529
Sonoco Products Co. (Containers & Packaging)	317	19,245
SS&C Technologies Holdings, Inc. (Software)	713	37,119
Stericycle, Inc.* (Commercial Services & Supplies)	300	14,967
Sunrun, Inc.* (Electrical Equipment)	693	16,646
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	1,034	118,703
Teledyne Technologies, Inc.* (Electronic Equipment, Instruments & Components)	152	60,786
Tetra Tech, Inc. (Commercial Services & Supplies)	172	24,973
Textron, Inc. (Aerospace & Defense)	679	48,073
The Boeing Co.* (Aerospace & Defense)	1,821	346,882
The Middleby Corp.* (Machinery)	175	23,433
The Sherwin-Williams Co. (Chemicals)	767	182,032
The Timken Co. (Machinery)	215	15,194
The Toro Co. (Machinery)	339	38,375
The Western Union Co. (IT Services)	1,255	17,281
Toast, Inc.*—Class A (IT Services)	1,005	18,120
Trane Technologies PLC (Building Products)	749	125,899
TransDigm Group, Inc. (Aerospace & Defense)	168	105,781

See accompanying notes to financial statements.

112 :: ProFund VP Industrials :: Financial Statements

Common Stocks, continued

	Shares	Value
TransUnion (Professional Services)	626	$35,526
Trex Co., Inc.* (Building Products)	357	15,112
Trimble, Inc.* (Electronic Equipment, Instruments & Components)	802	40,549
TriNet Group, Inc.* (Professional Services)	116	7,865
UFP Industries, Inc. (Building Products)	200	15,850
Union Pacific Corp. (Road & Rail)	1,999	413,934
United Parcel Service, Inc.—Class B (Air Freight & Logistics)	2,373	412,523
United Rentals, Inc.* (Trading Companies & Distributors)	225	79,970
Univar Solutions, Inc.* (Trading Companies & Distributors)	530	16,854
Valmont Industries, Inc. (Construction & Engineering)	69	22,816
Verisk Analytics, Inc. (Professional Services)	508	89,621
Vertiv Holdings Co. (Electrical Equipment)	981	13,400
Vontier Corp. (Electronic Equipment, Instruments & Components)	514	9,936
Vulcan Materials Co. (Construction Materials)	432	75,647
W.W. Grainger, Inc. (Trading Companies & Distributors)	146	81,213
Waste Management, Inc. (Commercial Services & Supplies)	1,214	190,452
Watsco, Inc. (Trading Companies & Distributors)	108	26,935
WESCO International, Inc.* (Trading Companies & Distributors)	145	18,154
Westinghouse Air Brake Technologies Corp. (Machinery)	591	58,988
WestRock Co. (Containers & Packaging)	827	29,077
WEX, Inc.* (IT Services)	142	23,238
WillScot Mobile Mini Holdings Corp.* (Construction & Engineering)	679	30,670
Woodward, Inc. (Machinery)	196	18,936
XPO, Inc.* (Air Freight & Logistics)	374	12,450
Xylem, Inc. (Machinery)	586	64,794
Zebra Technologies Corp.* (Electronic Equipment, Instruments & Components)	168	43,077
Zurn Elkay Water Solutions Corp. (Building Products)	474	10,025
TOTAL COMMON STOCKS (Cost $5,369,279)		13,958,321

Repurchase Agreements(b) (2.2%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $312,144	$312,000	$312,000
TOTAL REPURCHASE AGREEMENTS (Cost $312,000)		312,000

Collateral for Securities Loaned(c) (0.1%)

	Shares	Value
Invesco Government & Agency Portfolio—Institutional Shares, 4.23%(d)	10,496	$10,496
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $10,496)		10,496
TOTAL INVESTMENT SECURITIES (Cost $5,691,775)—100.6%		14,280,817
Net other assets (liabilities)—(0.6)%		(87,112)
NET ASSETS—100.0%		$14,193,705

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $10,466.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(c)	Securities were purchased with cash collateral held from securities on loan at December 31, 2022.
(d)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2022.

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Industrials Index	Goldman Sachs International	1/23/23	4.93%	$354,985	$(24)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Industrials :: 113

ProFund VP Industrials invested in the following industries as of December 31, 2022:

	Value	% of Net Assets
Aerospace & Defense	$2,142,125	15.1%
Air Freight & Logistics	664,995	4.7%
Building Products	686,059	4.8%
Chemicals	182,032	1.3%
Commercial Services & Supplies	479,367	3.4%
Construction & Engineering	217,703	1.5%
Construction Materials	159,859	1.1%
Containers & Packaging	426,408	3.0%
Electrical Equipment	792,870	5.6%
Electronic Equipment, Instruments & Components	747,510	5.3%
Industrial Conglomerates	981,578	6.9%
IT Services	2,083,239	14.6%
Life Sciences Tools & Services	57,490	0.4%
Machinery	2,262,576	16.0%
Marine	12,548	0.1%
Paper & Forest Products	13,794	0.1%
Professional Services	529,645	3.7%
Road & Rail	1,021,093	7.2%
Software	37,119	0.3%
Trading Companies & Distributors	460,311	3.2%
Other**	235,384	1.7%
Total	$14,193,705	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

114 :: ProFund VP Industrials :: Financial Statements

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$5,691,775
Securities, at value(a)	13,968,817
Repurchase agreements, at value	312,000
Total Investment Securities, at value	14,280,817
Cash	147
Dividends and interest receivable	12,349
Prepaid expenses	41
TOTAL ASSETS	14,293,354

LIABILITIES:
Payable for collateral for securities loaned	10,496
Payable for capital shares redeemed	52,591
Unrealized depreciation on swap agreements	24
Advisory fees payable	8,919
Management services fees payable	1,189
Administration fees payable	1,295
Administrative services fees payable	5,252
Distribution fees payable	5,920
Transfer agency fees payable	2,214
Fund accounting fees payable	791
Compliance services fees payable	89
Other accrued expenses	10,869
TOTAL LIABILITIES	99,649
NET ASSETS	$14,193,705

NET ASSETS CONSIST OF:
Capital	$5,338,429
Total distributable earnings (loss)	8,855,276
NET ASSETS	$14,193,705
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	170,973
Net Asset Value (offering and redemption price per share)	$83.02

(a) Includes securities on loan valued at:	$10,466

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends	$197,001
Interest	4,833
Foreign tax withholding	(26)
Net income from securities lending	224
TOTAL INVESTMENT INCOME	202,032

EXPENSES:
Advisory fees	102,758
Management services fees	13,701
Administration fees	13,082
Transfer agency fees	11,252
Administrative services fees	34,853
Distribution fees	34,253
Custody fees	2,433
Fund accounting fees	7,992
Trustee fees	227
Compliance services fees	89
Other fees	15,210
Total Gross Expenses before reductions	235,850
Expenses reduced and reimbursed by the Advisor	(5,672)
TOTAL NET EXPENSES	230,178
NET INVESTMENT INCOME (LOSS)	(28,146)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,683,330
Net realized gains (losses) on swap agreements	(104,459)
Change in net unrealized appreciation/depreciation on investment securities	(4,564,144)
Change in net unrealized appreciation/depreciation on swap agreements	(8,844)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(2,994,117)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,022,263)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Industrials :: 115

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(28,146)	$(95,360)
Net realized gains (losses) on investments	1,578,871	209,311
Change in net unrealized appreciation/depreciation on investments	(4,572,988)	2,853,119
Change in net assets resulting from operations	(3,022,263)	2,967,070

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(189,895)	(1,172,179)
Change in net assets resulting from distributions	(189,895)	(1,172,179)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	21,624,152	26,430,009
Distributions reinvested	189,895	1,172,179
Value of shares redeemed	(26,212,020)	(24,672,981)
Change in net assets resulting from capital transactions	(4,397,973)	2,929,207
Change in net assets	(7,610,131)	4,724,098

NET ASSETS:
Beginning of period	21,803,836	17,079,738
End of period	$14,193,705	$21,803,836

SHARE TRANSACTIONS:
Issued	257,965	270,168
Reinvested	2,314	12,291
Redeemed	(307,455)	(252,655)
Change in shares	(47,176)	29,804

See accompanying notes to financial statements.

116 :: ProFund VP Industrials :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$99.95	$90.68	$79.25	$72.70	$83.42

Investment Activities:
Net investment income (loss)(a)	(0.18)	(0.44)	(0.15)	0.10	(0.07)
Net realized and unrealized gains (losses) on investments	(15.43)	15.06	13.24	20.77	(10.56)
Total income (loss) from investment activities	(15.61)	14.62	13.09	20.87	(10.63)

Distributions to Shareholders From:
Net investment income	—	—	(0.14)	—	(0.09)
Net realized gains on investments	(1.32)	(5.35)	(1.52)	(14.32)	—
Total distributions	(1.32)	(5.35)	(1.66)	(14.32)	(0.09)

Net Asset Value, End of Period	$83.02	$99.95	$90.68	$79.25	$72.70

Total Return(b)	(15.60)%	16.40%	16.76%	30.49%	(12.76)%

Ratios to Average Net Assets:
Gross expenses(b)	1.72%	1.69%	1.75%	1.71%	1.68%
Net expenses(b)	1.68%	1.68%	1.68%	1.68%	1.67%
Net investment income (loss)(b)	(0.21)%	(0.45)%	(0.20)%	0.12%	(0.09)%

Supplemental Data:
Net assets, end of period (000’s)	$14,194	$21,804	$17,080	$17,879	$11,116
Portfolio turnover rate(c)	73%	72%	123%	71%	67%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP International :: 117

ProFund VP International (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index® (the “Index”). Since the foreign markets are not open when this Fund values its shares, it determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of related futures contracts traded in the United States. For the year ended December 31, 2022, the Fund had a total return of -16.45%. For the same period, the Index had a total return of -14.45%1 and a volatility of 19.95%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to that of the daily performance of the U.S.-traded MSCI EAFE futures contract.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index includes 85% of free-float adjusted, market capitalization in each industry group in developed market countries, excluding the U.S. and Canada. As of December 31, 2022, the Index has constituent companies from the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index levels and the price of the related futures contracts are expressed in U.S. dollar terms and as such they should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

During the year ended December 31, 2022, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP International from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP International	-16.45%	-0.85%	2.05%
MSCI EAFE Index®	-14.45%	1.54%	4.67%

Expense Ratios**

Fund	Gross	Net
ProFund VP International	1.60%	1.60%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP International primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

MSCI EAFE Index – Composition

Industry Breakdown	% of Index
Financials	18%
Industrials	15%
Health Care	14%
Consumer Discretionary	11%
Consumer Staples	10%
Information Technology	8%
Materials	8%
Energy	5%
Communication Services	5%
Utilities	3%
Real Estate	3%

Country Composition
Japan	22%
United Kingdom	15%
France	12%
Switzerland	10%
Other	41%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the U.S.-traded MSCI EAFE futures contract and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

118 :: ProFund VP International :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2022

Repurchase Agreements(a)(b) (98.5%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $12,583,817	$12,578,000	$12,578,000
TOTAL REPURCHASE AGREEMENTS (Cost $12,578,000)		12,578,000
TOTAL INVESTMENT SECURITIES (Cost $12,578,000)—98.5%		12,578,000
Net other assets (liabilities)—1.5%		194,400
NET ASSETS—100.0%		$12,772,400

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2022, the aggregate amount held in a segregated account was $1,741,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
MSCI EAFE Index	Goldman Sachs International	1/27/23	4.83%	$6,693,652	$(41,510)
MSCI EAFE Index UBS AG		1/27/23	5.13%	6,084,392	(42,583)
				$12,778,044	$(84,093)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP International :: 119

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$12,578,000
Repurchase agreements, at value	12,578,000
Total Investment Securities, at value	12,578,000
Cash	171
Segregated cash balances for swap agreements with custodian	51
Interest receivable	2,908
Receivable for capital shares issued	316,544
Prepaid expenses	28
TOTAL ASSETS	12,897,702

LIABILITIES:
Payable for capital shares redeemed	9,320
Unrealized depreciation on swap agreements	84,093
Advisory fees payable	7,234
Management services fees payable	964
Administration fees payable	983
Administrative services fees payable	6,105
Distribution fees payable	6,224
Transfer agency fees payable	1,686
Fund accounting fees payable	609
Compliance services fees payable	71
Other accrued expenses	8,013
TOTAL LIABILITIES	125,302
NET ASSETS	$12,772,400

NET ASSETS CONSIST OF:
Capital	$16,063,416
Total distributable earnings (loss)	(3,291,016)
NET ASSETS	$12,772,400
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	717,251
Net Asset Value (offering and redemption price per share)	$17.81

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Interest	$152,432

EXPENSES:
Advisory fees	76,865
Management services fees	10,249
Administration fees	8,915
Transfer agency fees	8,503
Administrative services fees	25,159
Distribution fees	25,622
Custody fees	1,305
Fund accounting fees	5,487
Trustee fees	169
Compliance services fees	71
Other fees	10,058
Total Gross Expenses before reductions	172,403
Expenses reduced and reimbursed by the Advisor	(3,595)
TOTAL NET EXPENSES	168,808
NET INVESTMENT INCOME (LOSS)	(16,376)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	(2,137,123)
Change in net unrealized appreciation/depreciation on swap agreements	(29,429)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(2,166,552)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,182,928)

See accompanying notes to financial statements.

120 :: ProFund VP International :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(16,376)	$(194,581)
Net realized gains (losses) on investments	(2,137,123)	1,116,774
Change in net unrealized appreciation/depreciation on investments	(29,429)	(47,845)
Change in net assets resulting from operations	(2,182,928)	874,348

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(461,505)	—
Change in net assets resulting from distributions	(461,505)	—

CAPITAL TRANSACTIONS:
Proceeds from shares issued	23,720,266	47,750,286
Distributions reinvested	461,505	—
Value of shares redeemed	(20,916,178)	(42,005,838)
Change in net assets resulting from capital transactions	3,265,593	5,744,448
Change in net assets	621,160	6,618,796

NET ASSETS:
Beginning of period	12,151,240	5,532,444
End of period	$12,772,400	$12,151,240

SHARE TRANSACTIONS:
Issued	1,257,801	2,190,643
Reinvested	25,469	—
Redeemed	(1,110,120)	(1,916,162)
Change in shares	173,150	274,481

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP International :: 121

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$22.33	$20.52	$19.66	$16.53	$23.47

Investment Activities:
Net investment income (loss)(a)	(0.03)	(0.35)	(0.24)	0.08	0.04
Net realized and unrealized gains (losses) on investments	(3.63)	2.16	1.19	3.10	(3.26)
Total income (loss) from investment activities	(3.66)	1.81	0.95	3.18	(3.22)

Distributions to Shareholders From:
Net investment income	—	—	(0.09)	(0.05)	—
Net realized gains on investments	(0.86)	—	—	—	(3.72)
Total distributions	(0.86)	—	(0.09)	(0.05)	(3.72)

Net Asset Value, End of Period	$17.81	$22.33	$20.52	$19.66	$16.53

Total Return(b)	(16.45)%	8.82%	4.90%	19.27%	(15.76	)%(c)

Ratios to Average Net Assets:
Gross expenses(b)	1.68%	1.60%	1.68%	1.65%	1.57%
Net expenses(b)	1.65%	1.60%	1.68%	1.65%	1.50	%(c)
Net investment income (loss)(b)	(0.16)%	(1.60)%	(1.36)%	0.43%	0.20	%(c)

Supplemental Data:
Net assets, end of period (000’s)	$12,772	$12,151	$5,532	$5,679	$6,140
Portfolio turnover rate(d)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.57% and 0.13%, respectively, and the total return would have been (15.84)%.
(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

122 :: ProFund VP Internet :: Management Discussion of Fund Performance

ProFund VP Internet (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Internet CompositeSM Index (the “Index”). For the year ended December 31, 2022, the Fund had a total return of -46.13%. For the same period, the Index had a total return of -45.24%1 and a volatility of 42.31%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the Internet. The Index is composed of two sub-groups: Internet Commerce, which includes companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a web site, and Internet Services, which includes companies that derive the majority of their revenues from providing access to the Internet or providing services to people using the Internet.

During the year ended December 31, 2022, the Fund invested in swap agreements in addition to investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*     The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Internet from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Internet	-46.13%	1.17%	10.88%
Dow Jones Internet CompositeSM Index	-45.24%	2.89%	12.78%
S&P 500®	-18.11%	9.42%	12.56%

Expense Ratios**

Fund	Gross	Net
ProFund VP Internet	1.65%	1.65%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	96%
Swap Agreements	3%
Total Exposure	99%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Alphabet, Inc.	9.0%
Amazon.com, Inc.	8.1%
Meta Platforms, Inc.	6.3%
Cisco Systems, Inc.	5.3%
Salesforce, Inc.	4.6%

Dow Jones Internet CompositeSM Index – Composition

% of Index
Interactive Media & Services	22%
Software	22%
IT Services	15%
Internet & Direct Marketing Retail	14%
Communications Equipment	12%
Entertainment	5%
Hotels, Restaurants & Leisure	5%
Health Care Technology	3%
Real Estate Management & Development	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Internet :: 123

Schedule of Portfolio Investments :: December 31, 2022

Common Stocks (96.0%)

	Shares	Value
Airbnb, Inc.*—Class A (Hotels, Restaurants & Leisure)	2,471	$211,270
Akamai Technologies, Inc.* (IT Services)	1,689	142,383
Alphabet, Inc.*—Class A (Interactive Media & Services)	4,372	385,742
Alphabet, Inc.*—Class C (Interactive Media & Services)	3,876	343,917
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	7,801	655,283
Arista Networks, Inc.* (Communications Equipment)	1,670	202,655
Box, Inc.*—Class A (Software)	3,134	97,561
Ciena Corp.* (Communications Equipment)	2,479	126,379
Cisco Systems, Inc. (Communications Equipment)	8,975	427,570
Cloudflare, Inc.*—Class A (Software)	3,257	147,249
CommScope Holding Co., Inc.* (Communications Equipment)	7,938	58,344
Confluent, Inc.*—Class A (Software)	3,815	84,846
Coupa Software, Inc.* (Software)	1,527	120,893
Datadog, Inc.*—Class A (Software)	2,406	176,841
DocuSign, Inc.* (Software)	2,876	159,388
DoorDash, Inc.*—Class A (Internet & Direct Marketing Retail)	2,825	137,917
Dropbox, Inc.* (Software)	4,701	105,208
eBay, Inc. (Internet & Direct Marketing Retail)	4,347	180,270
Etsy, Inc.* (Internet & Direct Marketing Retail)	1,243	148,887
Expedia Group, Inc.* (Hotels, Restaurants & Leisure)	1,646	144,190
Fastly, Inc.*—Class A (IT Services)	5,491	44,971
GoDaddy, Inc.*—Class A (IT Services)	1,864	139,464
Juniper Networks, Inc. (Communications Equipment)	4,139	132,282
Match Group, Inc.* (Interactive Media & Services)	3,279	136,046
Meta Platforms, Inc.*—Class A (Interactive Media & Services)	4,227	508,677
Netflix, Inc.* (Entertainment)	1,210	356,805
Nutanix, Inc.*—Class A (Software)	3,682	95,916
Okta, Inc.* (IT Services)	2,053	140,281
Opendoor Technologies, Inc.*(a) (Real Estate Management & Development)	33,683	39,072
PayPal Holdings, Inc.* (IT Services)	4,133	294,353
Pinterest, Inc.*—Class A (Interactive Media & Services)	6,514	158,160
Salesforce, Inc.* (Software)	2,796	370,723
Smartsheet, Inc.* (Software)	2,615	102,926
Snap, Inc.* (Interactive Media & Services)	13,601	121,729
Snowflake, Inc.*—Class A (IT Services)	1,698	243,731
Teladoc Health, Inc.* (Health Care Technology)	3,453	81,663
Veeva Systems, Inc.*—Class A (Health Care Technology)	1,131	182,521
Workday, Inc.*—Class A (Software)	1,316	220,206
Zillow Group, Inc.*—Class A (Real Estate Management & Development)	869	27,121
Zillow Group, Inc.*—Class C (Real Estate Management & Development)	2,432	78,335
Zoom Video Communications, Inc.*—Class A (Software)	2,256	152,821
ZoomInfo Technologies, Inc.*—Class A (Interactive Media & Services)	4,092	123,210
TOTAL COMMON STOCKS (Cost $5,861,094)		7,807,806

Repurchase Agreements(b) (2.5%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $203,094	$203,000	$203,000
TOTAL REPURCHASE AGREEMENTS (Cost $203,000)		203,000

Collateral for Securities Loaned(c) (0.5%)

	Shares	Value
Invesco Government & Agency Portfolio—Institutional Shares, 4.23%(d)	41,674	$41,674
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $41,674)		41,674
TOTAL INVESTMENT SECURITIES (Cost $6,105,768)—99.0%		8,052,480
Net other assets (liabilities)—1.0%		80,713
NET ASSETS—100.0%		$8,133,193

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $39,071.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(c)	Securities were purchased with cash collateral held from securities on loan at December 31, 2022.
(d)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2022.

See accompanying notes to financial statements.

124 :: ProFund VP Internet :: Financial Statements

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones Internet Composite Index	Goldman Sachs International	1/23/23	4.93%	$248,964	$1,021

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Internet invested in the following industries as of December 31, 2022:

	Value	% of Net Assets
Communications Equipment	$947,230	11.6%
Entertainment	356,805	4.4%
Health Care Technology	264,184	3.2%
Hotels, Restaurants & Leisure	355,460	4.4%
Interactive Media & Services	1,777,481	21.8%
Internet & Direct Marketing Retail	1,122,357	13.8%
IT Services	1,005,183	12.4%
Real Estate Management & Development	144,528	1.8%
Software	1,834,578	22.6%
Other**	325,387	4.0%
Total	$8,133,193	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Internet :: 125

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$6,105,768
Securities, at value(a)	7,849,480
Repurchase agreements, at value	203,000
Total Investment Securities, at value	8,052,480
Cash	570
Dividends and interest receivable	46
Unrealized appreciation on swap agreements	1,021
Receivable for capital shares issued	144,504
Prepaid expenses	37
TOTAL ASSETS	8,198,658

LIABILITIES:
Payable for collateral for securities loaned	41,674
Advisory fees payable	5,184
Management services fees payable	691
Administration fees payable	754
Administrative services fees payable	3,187
Distribution fees payable	3,682
Transfer agency fees payable	1,306
Fund accounting fees payable	438
Compliance services fees payable	63
Other accrued expenses	8,486
TOTAL LIABILITIES	65,465
NET ASSETS	$8,133,193

NET ASSETS CONSIST OF:
Capital	$5,649,985
Total distributable earnings (loss)	2,483,208
NET ASSETS	$8,133,193
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	496,001
Net Asset Value (offering and redemption price per share)	$16.40

(a) Includes securities on loan valued at:	$39,071

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends	$27,578
Interest	3,627
TOTAL INVESTMENT INCOME	31,205

EXPENSES:
Advisory fees	83,061
Management services fees	11,075
Administration fees	10,559
Transfer agency fees	8,983
Administrative services fees	27,001
Distribution fees	27,687
Custody fees	2,092
Fund accounting fees	5,951
Trustee fees	186
Compliance services fees	63
Other fees	11,485
Total Gross Expenses before reductions	188,143
Expenses reduced and reimbursed by the Advisor	(1,460)
TOTAL NET EXPENSES	186,683
NET INVESTMENT INCOME (LOSS)	(155,478)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,485,345
Net realized gains (losses) on swap agreements	(135,349)
Change in net unrealized appreciation/depreciation on investment securities	(9,209,792)
Change in net unrealized appreciation/depreciation on swap agreements	5,307
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(7,854,489)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,009,967)

See accompanying notes to financial statements.

126 :: ProFund VP Internet :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(155,478)	$(334,487)
Net realized gains (losses) on investments	1,349,996	4,711,663
Change in net unrealized appreciation/depreciation on investments	(9,204,485)	(3,204,682)
Change in net assets resulting from operations	(8,009,967)	1,172,494

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(3,971,476)	(3,581,962)
Change in net assets resulting from distributions	(3,971,476)	(3,581,962)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	7,038,560	16,070,740
Distributions reinvested	3,971,476	3,581,962
Value of shares redeemed	(10,427,465)	(24,109,917)
Change in net assets resulting from capital transactions	582,571	(4,457,215)
Change in net assets	(11,398,872)	(6,866,683)

NET ASSETS:
Beginning of period	19,532,065	26,398,748
End of period	$8,133,193	$19,532,065

SHARE TRANSACTIONS:
Issued	282,005	279,532
Reinvested	212,720	74,485
Redeemed	(379,441)	(424,181)
Change in shares	115,284	(70,164)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Internet :: 127

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022		Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019(a)		Year Ended Dec. 31, 2018(a)
Net Asset Value, Beginning of Period	$51.30		$58.55	$43.10	$37.40		$37.12

Investment Activities:
Net investment income (loss)(b)	(0.36)		(0.84)	(0.69)	(0.54)		(0.59)
Net realized and unrealized gains (losses) on investments	(21.75)		3.30	22.44	7.27		2.80
Total income (loss) from investment activities	(22.11)		2.46	21.75	6.73		2.21

Distributions to Shareholders From:
Net realized gains on investments	(12.79)		(9.71)	(6.30)	(1.03)		(1.93)

Net Asset Value, End of Period	$16.40		$51.30	$58.55	$43.10		$37.40

Total Return(c)	(46.13)%		5.30%	50.82%	18.03%		4.93%

Ratios to Average Net Assets:
Gross expenses(c)	1.70%		1.68%	1.71%	1.69%		1.64%
Net expenses(c)	1.69	%(d)	1.68%	1.68%	1.69	%(d)	1.64%
Net investment income (loss)(c)	(1.40)%		(1.47)%	(1.36)%	(1.24)%		(1.39)%

Supplemental Data:
Net assets, end of period (000’s)	$8,133		$19,532	$26,399	$16,593		$17,917
Portfolio turnover rate(e)	28%		57%	116%	163%		138%

(a)	As described in Note 8, share amounts have been adjusted for 3:1 share split that occurred on November 18, 2019.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(d)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

128 :: ProFund VP Japan :: Management Discussion of Fund Performance

ProFund VP Japan (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Nikkei 225 Stock Average (the “Index”). Since the Japanese markets are not open when this Fund values its shares, it determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of related, dollar-denominated futures contracts traded in the United States. For the year ended December 31, 2022, the Fund had a total return of -9.92%. For the same period, the Index had a total return of -19.13%1, as measured in unhedged U.S. dollar terms, or -7.34%1 in local (Japanese yen) terms and a volatility of 20.47%. The U.S. dollar-denominated Nikkei futures contracts held in the Fund are not directly impacted by the dollar/yen exchange rate, which may cause the Fund to over or underperform versus the performance of the Index measured in unhedged U.S. dollar terms, depending upon whether the U.S. dollar rises or falls in value versus the yen. During the year, the Fund was generally not exposed to fluctuations in the dollar/yen exchange rate. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the U.S.-traded U.S. dollar-denominated futures contract on the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is a modified price-weighted index of the 225 most actively traded and liquid Japanese stocks traded in the First Section of the Tokyo Stock Exchange.

During the year ended December 31, 2022, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of the investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Japan from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Japan	-9.92%	2.84%	8.28%
Nikkei 225 Stock Average - USD	-19.13%	1.56%	7.10%
Nikkei 225 Stock Average - Yen	-7.34%	4.83%	11.72%

Expense Ratios**

Fund	Gross	Net
ProFund VP Japan	1.69%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Futures Contracts	99%
Swap Agreements	1%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Japan primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Nikkei 225 Stock Average – Composition

% of Index
Industrials	21%
Consumer Discretionary	19%
Communication Services	12%
Financials	12%
Information Technology	11%
Health Care	10%
Consumer Staples	6%
Materials	5%
Real Estate	2%
Utilities	1%
Energy	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends in the Index. Unhedged U.S. dollar performance is calculated by converting U.S. dollars to yen at the beginning of the period and to U.S. dollars at the end of the period. “Local (yen)” returns are theoretical Index returns experienced by local residents living in Japan. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the U.S.-traded U.S. dollar-denominated futures contract on the index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Japan :: 129

Schedule of Portfolio Investments :: December 31, 2022

Repurchase Agreements(a) (96.4%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $7,184,321	$7,181,000	$7,181,000
TOTAL REPURCHASE AGREEMENTS (Cost $7,181,000)		7,181,000
TOTAL INVESTMENT SECURITIES (Cost $7,181,000)—96.4%		7,181,000
Net other assets (liabilities)—3.6%		267,160
NET ASSETS—100.0%		$7,448,160

(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Nikkei 225 Futures Contracts	57	3/10/23	$7,344,450	$(458,920)

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Nikkei 225 Stock Average	Goldman Sachs International	1/27/23	4.78%	$98,479	$(3,217)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

130 :: ProFund VP Japan :: Financial Statements

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$7,181,000
Repurchase agreements, at value	7,181,000
Total Investment Securities, at value	7,181,000
Cash	61,118
Segregated cash balances for futures contracts with brokers	438,900
Interest receivable	1,660
Receivable for capital shares issued	52,830
Prepaid expenses	18
TOTAL ASSETS	7,735,526

LIABILITIES:
Payable for capital shares redeemed	114,776
Unrealized depreciation on swap agreements	3,217
Variation margin on futures contracts	151,050
Advisory fees payable	4,610
Management services fees payable	615
Administration fees payable	636
Administrative services fees payable	2,593
Distribution fees payable	2,745
Transfer agency fees payable	1,052
Fund accounting fees payable	360
Compliance services fees payable	46
Other accrued expenses	5,666
TOTAL LIABILITIES	287,366
NET ASSETS	$7,448,160

NET ASSETS CONSIST OF:
Capital	$8,300,615
Total distributable earnings (loss)	(852,455)
NET ASSETS	$7,448,160
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	153,639
Net Asset Value (offering and redemption price per share)	$48.48

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Interest	$96,725

EXPENSES:
Advisory fees	49,832
Management services fees	6,644
Administration fees	6,365
Transfer agency fees	5,606
Administrative services fees	17,089
Distribution fees	16,611
Custody fees	814
Fund accounting fees	3,631
Trustee fees	112
Compliance services fees	46
Other fees	5,367
Total Gross Expenses before reductions	112,117
Expenses reduced and reimbursed by the Advisor	(493)
TOTAL NET EXPENSES	111,624
NET INVESTMENT INCOME (LOSS)	(14,899)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on futures contracts	(133,615)
Net realized gains (losses) on swap agreements	(7,998)
Change in net unrealized appreciation/depreciation on futures contracts	(707,626)
Change in net unrealized appreciation/depreciation on swap agreements	(3,172)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(852,411)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(867,310)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Japan :: 131

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(14,899)	$(141,290)
Net realized gains (losses) on investments	(141,613)	522,530
Change in net unrealized appreciation/depreciation on investments	(710,798)	(26,534)
Change in net assets resulting from operations	(867,310)	354,706

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(356,845)	(1,106,527)
Change in net assets resulting from distributions	(356,845)	(1,106,527)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	14,334,969	11,905,725
Distributions reinvested	356,845	1,106,527
Value of shares redeemed	(13,280,422)	(16,667,638)
Change in net assets resulting from capital transactions	1,411,392	(3,655,386)
Change in net assets	187,237	(4,407,207)

NET ASSETS:
Beginning of period	7,260,923	11,668,130
End of period	$7,448,160	$7,260,923

SHARE TRANSACTIONS:
Issued	275,627	199,699
Reinvested	6,861	20,122
Redeemed	(256,750)	(275,248)
Change in shares	25,738	(55,427)

See accompanying notes to financial statements.

132 :: ProFund VP Japan :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019		Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$56.77	$63.65	$55.06	$45.95		$52.00

Investment Activities:
Net investment income (loss)(a)	(0.12)	(1.02)	(0.73)	0.12		0.05
Net realized and unrealized gains (losses) on investments	(5.32)	3.20	9.48	9.06		(6.10)
Total income (loss) from investment activities	(5.44)	2.18	8.75	9.18		(6.05)

Distributions to Shareholders From:
Net investment income	—	—	(0.16)	(0.07)		—
Net realized gains on investments	(2.85)	(9.06)	—	—		—
Total distributions	(2.85)	(9.06)	(0.16)	(0.07)		—

Net Asset Value, End of Period	$48.48	$56.77	$63.65	$55.06		$45.95

Total Return(b)	(9.92)%	3.89%	15.93%	20.00%		(11.63	)%(c)

Ratios to Average Net Assets:
Gross expenses(b)	1.69%	1.69%	1.75%	1.74%		1.63%
Net expenses(b)	1.68%	1.68%	1.68%	1.74	%(d)	1.56	%(c)
Net investment income (loss)(b)	(0.22)%	(1.68)%	(1.38)%	0.23%		0.09	%(c)

Supplemental Data:
Net assets, end of period (000’s)	$7,448	$7,261	$11,668	$9,319		$8,606
Portfolio turnover rate(e)	—	—	—	—		—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.63% and 0.02%, respectively, and the total return would have been (11.71)%.
(d)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Large-Cap Growth :: 133

ProFund VP Large-Cap Growth (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Growth Index (the “Index”). For the year ended December 31, 2022, the Fund had a total return of -30.64%. For the same period, the Index had a total return of -29.41%1 and a volatility of 30.84%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of large-cap U.S. equity “growth” performance. It is an unmanaged, float-adjusted, market capitalization-weighted index comprising stocks representing approximately half the market capitalization of the S&P 500® that have been identified as being on the growth end of the growth-value spectrum.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Large-Cap Growth from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Large-Cap Growth	-30.64%	8.33%	11.63%
S&P 500® Growth Index	-29.41%	10.28%	13.59%

Expense Ratios**

Fund	Gross	Net
ProFund VP Large-Cap Growth	1.69%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	11.6%
Microsoft Corp.	6.2%
Alphabet, Inc.	6.0%
UnitedHealth Group, Inc.	3.0%
Exxon Mobil Corp.	2.7%

S&P 500® Growth Index – Composition

% of Index
Information Technology	34%
Health Care	22%
Consumer Discretionary	9%
Energy	8%
Consumer Staples	7%
Communication Services	7%
Industrials	5%
Financials	4%
Materials	2%
Real Estate	1%
Utilities	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

134 :: ProFund VP Large-Cap Growth :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2022

Common Stocks (100.1%)

	Shares	Value
Abbott Laboratories (Health Care Equipment & Supplies)	858	$94,200
AbbVie, Inc. (Biotechnology)	1,673	270,374
Accenture PLC—Class A (IT Services)	292	77,917
Activision Blizzard, Inc. (Entertainment)	398	30,467
Adobe, Inc.* (Software)	206	69,325
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	823	53,306
Agilent Technologies, Inc. (Life Sciences Tools & Services)	168	25,141
Air Products & Chemicals, Inc. (Chemicals)	209	64,427
Albemarle Corp. (Chemicals)	111	24,071
Alphabet, Inc.*—Class A (Interactive Media & Services)	5,648	498,323
Alphabet, Inc.*—Class C (Interactive Media & Services)	5,007	444,271
Altria Group, Inc. (Tobacco)	882	40,316
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	3,861	324,324
American Express Co. (Consumer Finance)	277	40,926
American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	233	49,364
Ameriprise Financial, Inc. (Capital Markets)	101	31,448
AMETEK, Inc. (Electrical Equipment)	109	15,229
Amgen, Inc. (Biotechnology)	505	132,633
Amphenol Corp.—Class A (Electronic Equipment, Instruments & Components)	563	42,867
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	229	37,563
Aon PLC (Insurance)	129	38,718
APA Corp. (Oil, Gas & Consumable Fuels)	305	14,237
Apple, Inc. (Technology Hardware, Storage & Peripherals)	14,143	1,837,599
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	813	79,170
Arch Capital Group, Ltd.* (Insurance)	350	21,973
Archer-Daniels-Midland Co. (Food Products)	255	23,677
Arista Networks, Inc.* (Communications Equipment)	234	28,396
Arthur J. Gallagher & Co. (Insurance)	128	24,133
Atmos Energy Corp. (Gas Utilities)	81	9,078
Autodesk, Inc.* (Software)	112	20,929
Automatic Data Processing, Inc. (IT Services)	392	93,633
AutoZone, Inc.* (Specialty Retail)	18	44,391
Biogen, Inc.* (Biotechnology)	64	17,723
Bio-Techne Corp. (Life Sciences Tools & Services)	71	5,884
Boston Scientific Corp.* (Health Care Equipment & Supplies)	719	33,268
Bristol-Myers Squibb Co. (Pharmaceuticals)	2,011	144,691
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	230	128,600
Broadridge Financial Solutions, Inc. (IT Services)	54	7,243
Brown & Brown, Inc. (Insurance)	132	7,520
Brown-Forman Corp.—Class B (Beverages)	95	6,240
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	61	5,585
Cadence Design Systems, Inc.* (Software)	259	41,606
Campbell Soup Co. (Food Products)	113	6,413
Caterpillar, Inc. (Machinery)	296	70,910
Cboe Global Markets, Inc. (Capital Markets)	67	8,406
CDW Corp. (Electronic Equipment, Instruments & Components)	81	14,465
CF Industries Holdings, Inc. (Chemicals)	185	15,762
Chevron Corp. (Oil, Gas & Consumable Fuels)	1,683	302,082
Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)	26	36,075
Chubb, Ltd. (Insurance)	224	49,414
Cigna Corp. (Health Care Providers & Services)	142	47,050
Cintas Corp. (Commercial Services & Supplies)	48	21,678
Colgate-Palmolive Co. (Household Products)	434	34,195
ConocoPhillips (Oil, Gas & Consumable Fuels)	1,178	139,004
Constellation Brands, Inc.—Class A (Beverages)	86	19,931
Copart, Inc.* (Commercial Services & Supplies)	406	24,721
Corteva, Inc. (Chemicals)	467	27,450
CoStar Group, Inc.* (Professional Services)	385	29,752
Costco Wholesale Corp. (Food & Staples Retailing)	277	126,451
Coterra Energy, Inc. (Oil, Gas & Consumable Fuels)	747	18,354
CSX Corp. (Road & Rail)	956	29,617
Cummins, Inc. (Machinery)	68	16,476
D.R. Horton, Inc. (Household Durables)	148	13,193
Danaher Corp. (Health Care Equipment & Supplies)	620	164,561
Deere & Co. (Machinery)	260	111,477
Devon Energy Corp. (Oil, Gas & Consumable Fuels)	619	38,075
DexCom, Inc.* (Health Care Equipment & Supplies)	365	41,333
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	166	22,705
Discover Financial Services (Consumer Finance)	150	14,675
Dollar General Corp. (Multiline Retail)	213	52,451
Dollar Tree, Inc.* (Multiline Retail)	199	28,147
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)	15	5,196
Electronic Arts, Inc. (Entertainment)	169	20,648
Elevance Health, Inc. (Health Care Providers & Services)	226	115,931
Eli Lilly & Co. (Pharmaceuticals)	746	272,917
Enphase Energy, Inc.* (Semiconductors & Semiconductor Equipment)	129	34,180
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	556	72,013
EPAM Systems, Inc.* (IT Services)	37	12,126
EQT Corp. (Oil, Gas & Consumable Fuels)	348	11,773
Equifax, Inc. (Professional Services)	57	11,079
Etsy, Inc.* (Internet & Direct Marketing Retail)	69	8,265
Everest Re Group, Ltd. (Insurance)	21	6,957
Expeditors International of Washington, Inc. (Air Freight & Logistics)	151	15,692
Extra Space Storage, Inc. (Equity Real Estate Investment Trusts (REITs))	63	9,272
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	3,895	429,618
FactSet Research Systems, Inc. (Capital Markets)	22	8,827

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Growth :: 135

Common Stocks, continued

	Shares		Value
Fastenal Co. (Trading Companies & Distributors)	266		$12,587
First Horizon Corp. (Banks)	—	(a)	—	(b)
First Solar, Inc.* (Semiconductors & Semiconductor Equipment)	94		14,080
Fiserv, Inc.* (IT Services)	415		41,944
FleetCor Technologies, Inc.* (IT Services)	36		6,612
FMC Corp. (Chemicals)	119		14,851
Fortinet, Inc.* (Software)	614		30,018
Freeport-McMoRan, Inc. (Metals & Mining)	1,353		51,414
Gartner, Inc.* (IT Services)	75		25,211
GEN DIGITAL INC. (Software)	292		6,258
General Dynamics Corp. (Aerospace & Defense)	113		28,036
General Mills, Inc. (Food Products)	382		32,031
Genuine Parts Co. (Distributors)	96		16,657
Gilead Sciences, Inc. (Biotechnology)	1,186		101,818
Globe Life, Inc. (Insurance)	60		7,233
HCA Healthcare, Inc. (Health Care Providers & Services)	109		26,156
Hess Corp. (Oil, Gas & Consumable Fuels)	262		37,157
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	123		15,542
Hologic, Inc.* (Health Care Equipment & Supplies)	236		17,655
Hormel Foods Corp. (Food Products)	198		9,019
Humana, Inc. (Health Care Providers & Services)	77		39,439
IDEX Corp. (Machinery)	40		9,133
IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	38		15,502
Illinois Tool Works, Inc. (Machinery)	134		29,520
Incyte Corp.* (Biotechnology)	175		14,056
Intuit, Inc. (Software)	141		54,880
Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	164		43,517
IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	85		17,416
Iron Mountain, Inc. (Equity Real Estate Investment Trusts (REITs))	173		8,624
J.B. Hunt Transport Services, Inc. (Road & Rail)	79		13,774
Jack Henry & Associates, Inc. (IT Services)	69		12,114
Johnson & Johnson (Pharmaceuticals)	1,533		270,804
Kellogg Co. (Food Products)	134		9,546
Keurig Dr Pepper, Inc. (Beverages)	403		14,371
Keysight Technologies, Inc.* (Electronic Equipment, Instruments & Components)	91		15,567
Kimberly-Clark Corp. (Household Products)	154		20,906
KLA Corp. (Semiconductors & Semiconductor Equipment)	134		50,522
L3Harris Technologies, Inc. (Aerospace & Defense)	90		18,739
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	129		54,219
Lamb Weston Holding, Inc. (Food Products)	137		12,242
Leidos Holdings, Inc. (Professional Services)	85		8,941
Linde PLC (Chemicals)	285		92,962
Lockheed Martin Corp. (Aerospace & Defense)	157		76,380
Lowe’s Cos., Inc. (Specialty Retail)	405		80,692
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	601		16,269
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	213		24,791
MarketAxess Holdings, Inc. (Capital Markets)	17		4,741
Marriott International, Inc.—Class A (Hotels, Restaurants & Leisure)	130		19,404
Marsh & McLennan Cos., Inc. (Insurance)	301		49,809
Masco Corp. (Building Products)	152		7,094
Mastercard, Inc.—Class A (IT Services)	803		279,227
McCormick & Co., Inc. (Food Products)	121		10,030
McDonald’s Corp. (Hotels, Restaurants & Leisure)	429		113,053
McKesson Corp. (Health Care Providers & Services)	61		22,882
Merck & Co., Inc. (Pharmaceuticals)	2,398		266,058
Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	13		18,791
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	255		17,914
Microsoft Corp. (Software)	4,088		980,385
Moderna, Inc.* (Biotechnology)	313		56,221
Molina Healthcare, Inc.* (Health Care Providers & Services)	56		18,492
Mondelez International, Inc.—Class A (Food Products)	698		46,521
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	42		14,852
Monster Beverage Corp.* (Beverages)	360		36,551
Moody’s Corp. (Capital Markets)	70		19,503
Motorola Solutions, Inc. (Communications Equipment)	87		22,421
MSCI, Inc. (Capital Markets)	43		20,002
Nasdaq, Inc. (Capital Markets)	206		12,638
Northrop Grumman Corp. (Aerospace & Defense)	99		54,015
NRG Energy, Inc. (Electric Utilities)	104		3,309
Nucor Corp. (Metals & Mining)	243		32,030
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	2,355		344,159
NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment)	145		22,914
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	688		43,337
Old Dominion Freight Line, Inc. (Road & Rail)	85		24,121
ON Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	410		25,572
ONEOK, Inc. (Oil, Gas & Consumable Fuels)	423		27,791
Oracle Corp. (Software)	858		70,133
O’Reilly Automotive, Inc.* (Specialty Retail)	60		50,642
Paychex, Inc. (IT Services)	173		19,992
Paycom Software, Inc.* (Software)	46		14,274
PepsiCo, Inc. (Beverages)	1,303		235,400
Pfizer, Inc. (Pharmaceuticals)	5,311		272,136
PG&E Corp.* (Electric Utilities)	1,525		24,797
Philip Morris International, Inc. (Tobacco)	791		80,057
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	225		51,388
Pool Corp. (Distributors)	23		6,954
Principal Financial Group, Inc. (Insurance)	132		11,077
PTC, Inc.* (Software)	100		12,004
Public Storage (Equity Real Estate Investment Trusts (REITs))	93		26,058
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	1,060		116,536
Quanta Services, Inc. (Construction & Engineering)	135		19,238
Quest Diagnostics, Inc. (Health Care Providers & Services)	71		11,107

See accompanying notes to financial statements.

136 :: ProFund VP Large-Cap Growth :: Financial Statements

Common Stocks, continued

	Shares	Value
Raymond James Financial, Inc. (Capital Markets)	183	$19,554
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	101	72,870
Republic Services, Inc. (Commercial Services & Supplies)	107	13,802
ResMed, Inc. (Health Care Equipment & Supplies)	75	15,610
Rollins, Inc. (Commercial Services & Supplies)	220	8,039
SBA Communications Corp. (Equity Real Estate Investment Trusts (REITs))	58	16,258
Schlumberger, Ltd. (Energy Equipment & Services)	711	38,010
Sempra Energy (Multi-Utilities)	179	27,662
ServiceNow, Inc.* (Software)	191	74,160
Snap-on, Inc. (Machinery)	29	6,626
SolarEdge Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	53	15,013
Starbucks Corp. (Hotels, Restaurants & Leisure)	553	54,858
Steel Dynamics, Inc. (Metals & Mining)	157	15,339
Synopsys, Inc.* (Software)	145	46,297
Targa Resources Corp. (Oil, Gas & Consumable Fuels)	214	15,729
Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	72	6,289
Tesla, Inc.* (Automobiles)	2,539	312,754
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	541	89,384
The AES Corp. (Independent Power and Renewable Electricity Producers)	374	10,756
The Charles Schwab Corp. (Capital Markets)	851	70,855
The Clorox Co. (Household Products)	53	7,437
The Coca-Cola Co. (Beverages)	2,394	152,282
The Hershey Co. (Food Products)	139	32,188
The Home Depot, Inc. (Specialty Retail)	513	162,036
The Mosaic Co. (Chemicals)	322	14,126
The Procter & Gamble Co. (Household Products)	1,233	186,873
The Progressive Corp. (Insurance)	553	71,731
The TJX Cos., Inc. (Specialty Retail)	703	55,959
The Travelers Cos., Inc. (Insurance)	120	22,499
The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	1,153	37,934
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	371	204,306
T-Mobile U.S., Inc.* (Wireless Telecommunication Services)	384	53,760
Tractor Supply Co. (Specialty Retail)	105	23,622
TransDigm Group, Inc. (Aerospace & Defense)	23	14,482
Tyler Technologies, Inc.* (Software)	18	5,803
Ulta Beauty, Inc.* (Specialty Retail)	48	22,515
Union Pacific Corp. (Road & Rail)	291	60,258
UnitedHealth Group, Inc. (Health Care Providers & Services)	884	468,680
VeriSign, Inc.* (IT Services)	43	8,834
Verisk Analytics, Inc. (Professional Services)	68	11,997
Vertex Pharmaceuticals, Inc.* (Biotechnology)	243	70,174
VICI Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	521	16,880
Visa, Inc.—Class A (IT Services)	1,546	321,197
Vulcan Materials Co. (Construction Materials)	74	12,958
W.R. Berkley Corp. (Insurance)	193	14,006
W.W. Grainger, Inc. (Trading Companies & Distributors)	42	23,363
Waste Management, Inc. (Commercial Services & Supplies)	208	32,631
Waters Corp.* (Life Sciences Tools & Services)	57	19,527
WEC Energy Group, Inc. (Multi-Utilities)	156	14,627
Weyerhaeuser Co. (Equity Real Estate Investment Trusts (REITs))	398	12,338
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	171	21,902
TOTAL COMMON STOCKS (Cost $9,111,703)		15,821,728

Repurchase Agreements(c) (0.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 4.17%–4.20%, dated 12/30/22, due 1/3/23, total to be received $12,006	$12,000	$12,000
TOTAL REPURCHASE AGREEMENTS (Cost $12,000)		12,000
TOTAL INVESTMENT SECURITIES (Cost $9,123,703)—100.2%		15,833,728
Net other assets (liabilities)—(0.2)%		(34,377)
NET ASSETS—100.0%		$15,799,351

*	Non-income producing security.
(a)	Number of shares is less than 0.50.
(b)	Amount is less than $0.50.
(c)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Growth :: 137

ProFund VP Large-Cap Growth invested in the following industries as of December 31, 2022:

	Value		% of Net Assets
Aerospace & Defense	$191,652		1.3%
Air Freight & Logistics	21,277		0.1%
Automobiles	312,754		2.0%
Banks	—	^	NM
Beverages	464,775		2.9%
Biotechnology	735,869		4.7%
Building Products	7,094		NM
Capital Markets	195,974		1.2%
Chemicals	253,649		1.6%
Commercial Services & Supplies	100,871		0.6%
Communications Equipment	50,817		0.3%
Construction & Engineering	19,238		0.1%
Construction Materials	12,958		0.1%
Consumer Finance	55,601		0.4%
Distributors	23,611		0.1%
Electric Utilities	28,106		0.2%
Electrical Equipment	15,229		0.1%
Electronic Equipment, Instruments & Components	72,899		0.5%
Energy Equipment & Services	38,010		0.2%
Entertainment	51,115		0.3%
Equity Real Estate Investment Trusts (REITs)	138,794		0.9%
Food & Staples Retailing	126,451		0.8%
Food Products	181,667		1.1%
Gas Utilities	9,078		0.1%
Health Care Equipment & Supplies	425,646		2.7%
Health Care Providers & Services	749,737		4.7%
Hotels, Restaurants & Leisure	266,030		1.7%
Household Durables	13,193		0.1%
Household Products	249,411		1.6%
Independent Power and Renewable Electricity Producers	10,756		0.1%
Insurance	325,070		2.0%
Interactive Media & Services	942,594		6.0%
Internet & Direct Marketing Retail	332,589		2.1%
IT Services	906,050		5.7%
Life Sciences Tools & Services	291,065		1.8%
Machinery	244,142		1.6%
Metals & Mining	98,783		0.6%
Multiline Retail	80,598		0.5%
Multi-Utilities	42,289		0.2%
Oil, Gas & Consumable Fuels	1,302,257		8.3%
Pharmaceuticals	1,226,606		7.8%
Professional Services	61,769		0.4%
Road & Rail	127,770		0.8%
Semiconductors & Semiconductor Equipment	1,104,273		7.0%
Software	1,426,072		9.0%
Specialty Retail	439,857		2.8%
Technology Hardware, Storage & Peripherals	1,837,599		11.7%
Tobacco	120,373		0.8%
Trading Companies & Distributors	35,950		0.2%
Wireless Telecommunication Services	53,760		0.3%
Other**	(22,377)		(0.1)%
Total	$15,799,351		100.0%

^	Amount is less than $0.50.
**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

138 :: ProFund VP Large-Cap Growth :: Financial Statements

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$9,123,703
Securities, at value	15,821,728
Repurchase agreements, at value	12,000
Total Investment Securities, at value	15,833,728
Cash	116
Dividends and interest receivable	8,177
Receivable for capital shares issued	274
Prepaid expenses	1,549
TOTAL ASSETS	15,843,844

LIABILITIES:
Payable for capital shares redeemed	1,049
Advisory fees payable	9,576
Management services fees payable	1,277
Administration fees payable	1,524
Administrative services fees payable	4,781
Distribution fees payable	5,420
Transfer agency fees payable	2,653
Fund accounting fees payable	932
Compliance services fees payable	125
Other accrued expenses	17,156
TOTAL LIABILITIES	44,493
NET ASSETS	$15,799,351

NET ASSETS CONSIST OF:
Capital	$5,823,022
Total distributable earnings (loss)	9,976,329
NET ASSETS	$15,799,351
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	331,572
Net Asset Value (offering and redemption price per share)	$47.65

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends	$197,862
Interest	582
Foreign tax withholding	(79)
TOTAL INVESTMENT INCOME	198,365

EXPENSES:
Advisory fees	161,221
Management services fees	21,496
Administration fees	20,410
Transfer agency fees	17,505
Administrative services fees	55,674
Distribution fees	53,740
Custody fees	5,233
Fund accounting fees	12,174
Trustee fees	363
Compliance services fees	125
Other fees	23,672
Total Gross Expenses before reductions	371,613
Expenses reduced and reimbursed by the Advisor	(10,478)
TOTAL NET EXPENSES	361,135
NET INVESTMENT INCOME (LOSS)	(162,770)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	3,969,445
Change in net unrealized appreciation/depreciation on investment securities	(13,632,308)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(9,662,863)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,825,633)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Growth :: 139

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(162,770)	$(283,101)
Net realized gains (losses) on investments	3,969,445	4,101,255
Change in net unrealized appreciation/depreciation on investments	(13,632,308)	3,485,807
Change in net assets resulting from operations	(9,825,633)	7,303,961

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(3,738,973)	(3,932,438)
Change in net assets resulting from distributions	(3,738,973)	(3,932,438)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	27,795,127	39,677,623
Distributions reinvested	3,738,973	3,932,438
Value of shares redeemed	(39,350,296)	(39,764,236)
Change in net assets resulting from capital transactions	(7,816,196)	3,845,825
Change in net assets	(21,380,802)	7,217,348

NET ASSETS:
Beginning of period	37,180,153	29,962,805
End of period	$15,799,351	$37,180,153

SHARE TRANSACTIONS:
Issued	423,483	490,409
Reinvested	71,505	57,737
Redeemed	(596,016)	(503,495)
Change in shares	(101,028)	44,651

See accompanying notes to financial statements.

140 :: ProFund VP Large-Cap Growth :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$85.95	$77.23	$64.35	$65.02	$69.22

Investment Activities:
Net investment income (loss)(a)	(0.46)	(0.75)	(0.35)	(0.10)	(0.22)
Net realized and unrealized gains (losses) on investments	(24.71)	20.84	20.11	17.13	(0.74)
Total income (loss) from investment activities	(25.17)	20.09	19.76	17.03	(0.96)

Distributions to Shareholders From:
Net realized gains on investments	(13.13)	(11.37)	(6.88)	(17.70)	(3.24)

Net Asset Value, End of Period	$47.65	$85.95	$77.23	$64.35	$65.02

Total Return(b)	(30.64)%	29.86%	30.93%	28.89%	(1.86)%

Ratios to Average Net Assets:
Gross expenses(b)	1.73%	1.69%	1.75%	1.73%	1.69%
Net expenses(b)	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)(b)	(0.76)%	(0.94)%	(0.52)%	(0.14)%	(0.30)%

Supplemental Data:
Net assets, end of period (000’s)	$15,799	$37,180	$29,963	$28,941	$24,821
Portfolio turnover rate(c)	132%	122%	150%	136%	149%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Large-Cap Value :: 141

ProFund VP Large-Cap Value (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Value Index (the “Index”). For the year ended December 31, 2022, the Fund had a total return of -6.82%. For the same period, the Index had a total return of -5.22%1 and a volatility of 19.32%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of large-cap U.S. equity “value” performance. It is an unmanaged, float-adjusted, market capitalization-weighted index comprising stocks representing approximately half the market capitalization of the S&P 500® that have been identified as being on the value end of the growth-value spectrum.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Large-Cap Value from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Large-Cap Value	-6.82%	5.83%	9.04%
S&P 500® Value Index	-5.22%	7.58%	10.86%

Expense Ratios**

Fund	Gross	Net
ProFund VP Large-Cap Value	1.70%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Microsoft Corp.	4.9%
Berkshire Hathaway, Inc.	3.6%
Amazon.com, Inc.	2.6%
JPMorgan Chase & Co.	2.6%
Meta Platforms, Inc.	1.8%

S&P 500® Value Index – Composition

% of Index
Financials	21%
Information Technology	17%
Industrials	12%
Consumer Discretionary	10%
Health Care	9%
Communication Services	8%
Consumer Staples	7%
Utilities	6%
Real Estate	5%
Materials	3%
Energy	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

142 :: ProFund VP Large-Cap Value :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2022

Common Stocks (100.4%)

	Shares	Value
3M Co. (Industrial Conglomerates)	575	$68,954
A.O. Smith Corp. (Building Products)	132	7,556
Abbott Laboratories (Health Care Equipment & Supplies)	871	95,627
Accenture PLC—Class A (IT Services)	333	88,858
Activision Blizzard, Inc. (Entertainment)	304	23,271
Adobe, Inc.* (Software)	257	86,488
Advance Auto Parts, Inc. (Specialty Retail)	63	9,263
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	771	49,938
Aflac, Inc. (Insurance)	589	42,373
Agilent Technologies, Inc. (Life Sciences Tools & Services)	123	18,407
Akamai Technologies, Inc.* (IT Services)	165	13,910
Alaska Air Group, Inc.* (Airlines)	132	5,668
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts (REITs))	155	22,579
Align Technology, Inc.* (Health Care Equipment & Supplies)	75	15,818
Allegion PLC (Building Products)	91	9,579
Alliant Energy Corp. (Electric Utilities)	261	14,410
Altria Group, Inc. (Tobacco)	894	40,865
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	4,988	418,992
Amcor PLC (Containers & Packaging)	1,550	18,461
Ameren Corp. (Multi-Utilities)	269	23,919
American Airlines Group, Inc.* (Airlines)	678	8,624
American Electric Power Co., Inc. (Electric Utilities)	535	50,798
American Express Co. (Consumer Finance)	318	46,985
American International Group, Inc. (Insurance)	773	48,885
American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	228	48,304
American Water Works Co., Inc. (Water Utilities)	189	28,807
AmerisourceBergen Corp. (Health Care Providers & Services)	170	28,171
AMETEK, Inc. (Electrical Equipment)	119	16,627
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	283	46,420
ANSYS, Inc.* (Software)	90	21,743
Aon PLC (Insurance)	72	21,610
Aptiv PLC* (Auto Components)	280	26,076
Archer-Daniels-Midland Co. (Food Products)	292	27,112
Arthur J. Gallagher & Co. (Insurance)	79	14,895
Assurant, Inc. (Insurance)	55	6,878
AT&T, Inc. (Diversified Telecommunication Services)	7,422	136,639
Atmos Energy Corp. (Gas Utilities)	57	6,388
Autodesk, Inc.* (Software)	100	18,687
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	145	23,420
Avery Dennison Corp. (Containers & Packaging)	84	15,204
Baker Hughes Co. (Energy Equipment & Services)	1,042	30,770
Ball Corp. (Containers & Packaging)	326	16,672
Bank of America Corp. (Banks)	7,263	240,551
Bath & Body Works, Inc. (Specialty Retail)	237	9,987
Baxter International, Inc. (Health Care Equipment & Supplies)	525	26,759
Becton, Dickinson & Co. (Health Care Equipment & Supplies)	298	75,781
Berkshire Hathaway, Inc.*—Class B (Diversified Financial Services)	1,877	579,805
Best Buy Co., Inc. (Specialty Retail)	209	16,764
Biogen, Inc.* (Biotechnology)	79	21,877
Bio-Rad Laboratories, Inc.*—Class A (Life Sciences Tools & Services)	22	9,251
Bio-Techne Corp. (Life Sciences Tools & Services)	85	7,045
BlackRock, Inc.—Class A (Capital Markets)	155	109,838
Booking Holdings, Inc.* (Hotels, Restaurants & Leisure)	41	82,627
BorgWarner, Inc. (Auto Components)	244	9,821
Boston Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	147	9,934
Boston Scientific Corp.* (Health Care Equipment & Supplies)	701	32,435
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	170	95,052
Broadridge Financial Solutions, Inc. (IT Services)	64	8,584
Brown & Brown, Inc. (Insurance)	99	5,640
Brown-Forman Corp.—Class B (Beverages)	86	5,648
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	56	5,127
Caesars Entertainment, Inc.* (Hotels, Restaurants & Leisure)	223	9,277
Camden Property Trust (Equity Real Estate Investment Trusts (REITs))	111	12,419
Campbell Soup Co. (Food Products)	86	4,881
Capital One Financial Corp. (Consumer Finance)	397	36,905
Cardinal Health, Inc. (Health Care Providers & Services)	273	20,986
CarMax, Inc.* (Specialty Retail)	166	10,108
Carnival Corp.*—Class A (Hotels, Restaurants & Leisure)	1,044	8,415
Carrier Global Corp. (Building Products)	869	35,846
Catalent, Inc.* (Pharmaceuticals)	186	8,372
Caterpillar, Inc. (Machinery)	216	51,746
Cboe Global Markets, Inc. (Capital Markets)	38	4,768
CBRE Group, Inc.*—Class A (Real Estate Management & Development)	329	25,320
CDW Corp. (Electronic Equipment, Instruments & Components)	53	9,465
Celanese Corp. (Chemicals)	104	10,633
Centene Corp.* (Health Care Providers & Services)	590	48,386
CenterPoint Energy, Inc. (Multi-Utilities)	654	19,613
Ceridian HCM Holding, Inc.* (Software)	161	10,328
Charles River Laboratories International, Inc.* (Life Sciences Tools & Services)	53	11,549
Charter Communications, Inc.*—Class A (Media)	112	37,978
Chevron Corp. (Oil, Gas & Consumable Fuels)	1	179
Chubb, Ltd. (Insurance)	186	41,032
Church & Dwight Co., Inc. (Household Products)	254	20,475

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Value :: 143

Common Stocks, continued

	Shares		Value
Cigna Corp. (Health Care Providers & Services)	163		$54,008
Cincinnati Financial Corp. (Insurance)	165		16,894
Cintas Corp. (Commercial Services & Supplies)	38		17,162
Cisco Systems, Inc. (Communications Equipment)	4,273		203,567
Citigroup, Inc. (Banks)	2,016		91,184
Citizens Financial Group, Inc. (Banks)	512		20,157
CME Group, Inc. (Capital Markets)	374		62,892
CMS Energy Corp. (Multi-Utilities)	303		19,189
Cognizant Technology Solutions Corp.—Class A (IT Services)	535		30,597
Colgate-Palmolive Co. (Household Products)	391		30,807
Comcast Corp.—Class A (Media)	4,490		157,014
Comerica, Inc. (Banks)	137		9,158
Conagra Brands, Inc. (Food Products)	498		19,273
Consolidated Edison, Inc. (Multi-Utilities)	369		35,169
Constellation Brands, Inc.—Class A (Beverages)	73		16,918
Constellation Energy Corp. (Electric Utilities)	340		29,311
Corning, Inc. (Electronic Equipment, Instruments & Components)	793		25,328
Corteva, Inc. (Chemicals)	231		13,578
Costco Wholesale Corp. (Food & Staples Retailing)	156		71,214
Crown Castle, Inc. (Equity Real Estate Investment Trusts (REITs))	451		61,174
CSX Corp. (Road & Rail)	1,137		35,224
Cummins, Inc. (Machinery)	72		17,445
CVS Health Corp. (Health Care Providers & Services)	1,369		127,577
D.R. Horton, Inc. (Household Durables)	165		14,708
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	127		17,568
DaVita, Inc.* (Health Care Providers & Services)	57		4,256
Delta Air Lines, Inc.* (Airlines)	668		21,950
DENTSPLY SIRONA, Inc. (Health Care Equipment & Supplies)	224		7,132
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	300		30,081
Discover Financial Services (Consumer Finance)	119		11,642
DISH Network Corp.*—Class A (Media)	263		3,693
Dominion Energy, Inc. (Multi-Utilities)	867		53,165
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)	20		6,928
Dover Corp. (Machinery)	145		19,634
Dow, Inc. (Chemicals)	734		36,986
DTE Energy Co. (Multi-Utilities)	202		23,741
Duke Energy Corp. (Electric Utilities)	802		82,598
DuPont de Nemours, Inc. (Chemicals)	515		35,344
DXC Technology Co.* (IT Services)	238		6,307
Eastman Chemical Co. (Chemicals)	124		10,099
Eaton Corp. PLC (Electrical Equipment)	414		64,976
eBay, Inc. (Internet & Direct Marketing Retail)	565		23,431
Ecolab, Inc. (Chemicals)	258		37,554
Edison International (Electric Utilities)	397		25,257
Edwards Lifesciences Corp.* (Health Care Equipment & Supplies)	644		48,049
Electronic Arts, Inc. (Entertainment)	87		10,630
Emerson Electric Co. (Electrical Equipment)	618		59,365
Entergy Corp. (Electric Utilities)	212		23,850
EPAM Systems, Inc.* (IT Services)	19		6,227
Equifax, Inc. (Professional Services)	65		12,633
Equinix, Inc. (Equity Real Estate Investment Trusts (REITs))	96		62,882
Equity Residential (Equity Real Estate Investment Trusts (REITs))	354		20,886
Essex Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	67		14,199
Etsy, Inc.* (Internet & Direct Marketing Retail)	55		6,588
Everest Re Group, Ltd. (Insurance)	17		5,632
Evergy, Inc. (Electric Utilities)	239		15,040
Eversource Energy (Electric Utilities)	362		30,350
Exelon Corp. (Electric Utilities)	1,034		44,700
Expedia Group, Inc.* (Hotels, Restaurants & Leisure)	156		13,666
Extra Space Storage, Inc. (Equity Real Estate Investment Trusts (REITs))	70		10,303
F5, Inc.* (Communications Equipment)	63		9,041
FactSet Research Systems, Inc. (Capital Markets)	16		6,419
Fastenal Co. (Trading Companies & Distributors)	304		14,385
Federal Realty Investment Trust (Equity Real Estate Investment Trusts (REITs))	76		7,679
FedEx Corp. (Air Freight & Logistics)	249		43,127
Fidelity National Information Services, Inc. (IT Services)	620		42,067
Fifth Third Bancorp (Banks)	714		23,426
First Horizon Corp. (Banks)	—	(a)	12
First Republic Bank (Banks)	190		23,159
FirstEnergy Corp. (Electric Utilities)	566		23,738
Fiserv, Inc.* (IT Services)	206		20,820
FleetCor Technologies, Inc.* (IT Services)	38		6,980
Ford Motor Co. (Automobiles)	4,112		47,823
Fortive Corp. (Machinery)	368		23,644
Fox Corp.—Class A (Media)	315		9,567
Fox Corp.—Class B (Media)	146		4,154
Franklin Resources, Inc. (Capital Markets)	295		7,782
Garmin, Ltd. (Household Durables)	161		14,858
Gen Digital, Inc. (Software)	284		6,086
Generac Holdings, Inc.* (Electrical Equipment)	66		6,644
General Dynamics Corp. (Aerospace & Defense)	110		27,292
General Electric Co. (Industrial Conglomerates)	1,137		95,269
General Mills, Inc. (Food Products)	198		16,602
General Motors Co. (Automobiles)	1,479		49,753
Genuine Parts Co. (Distributors)	41		7,114
Global Payments, Inc. (IT Services)	280		27,810
Globe Life, Inc. (Insurance)	28		3,375
Halliburton Co. (Energy Equipment & Services)	946		37,226
Hartford Financial Services Group, Inc. (Insurance)	330		25,024
Hasbro, Inc. (Leisure Products)	136		8,297
HCA Healthcare, Inc. (Health Care Providers & Services)	100		23,996
Healthpeak Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	559		14,014
Henry Schein, Inc.* (Health Care Providers & Services)	141		11,262
Hewlett Packard Enterprises Co. (Technology Hardware, Storage & Peripherals)	1,340		21,386
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	145		18,322
Honeywell International, Inc. (Industrial Conglomerates)	699		149,796
Hormel Foods Corp. (Food Products)	85		3,872

See accompanying notes to financial statements.

144 :: ProFund VP Large-Cap Value :: Financial Statements

Common Stocks, continued

	Shares	Value
Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts (REITs))	746	$11,973
Howmet Aerospace, Inc. (Aerospace & Defense)	383	15,094
HP, Inc. (Technology Hardware, Storage & Peripherals)	921	24,747
Humana, Inc. (Health Care Providers & Services)	48	24,585
Huntington Bancshares, Inc. (Banks)	1,503	21,192
Huntington Ingalls Industries, Inc. (Aerospace & Defense)	42	9,689
IDEX Corp. (Machinery)	34	7,763
IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	44	17,950
Illinois Tool Works, Inc. (Machinery)	143	31,503
Illumina, Inc.* (Life Sciences Tools & Services)	165	33,362
Ingersoll Rand, Inc. (Machinery)	421	21,997
Intel Corp. (Semiconductors & Semiconductor Equipment)	4,296	113,544
Intercontinental Exchange, Inc. (Capital Markets)	582	59,707
International Business Machines Corp. (IT Services)	941	132,576
International Flavors & Fragrances, Inc. (Chemicals)	265	27,783
International Paper Co. (Containers & Packaging)	372	12,882
Intuit, Inc. (Software)	138	53,712
Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	188	49,886
Invesco, Ltd. (Capital Markets)	475	8,545
Invitation Homes, Inc. (Equity Real Estate Investment Trusts (REITs))	605	17,932
IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	100	20,489
Iron Mountain, Inc. (Equity Real Estate Investment Trusts (REITs))	113	5,633
Jacobs Solutions, Inc. (Professional Services)	133	15,969
Johnson & Johnson (Pharmaceuticals)	1,034	182,656
Johnson Controls International PLC (Building Products)	717	45,887
JPMorgan Chase & Co. (Banks)	3,053	409,407
Juniper Networks, Inc. (Communications Equipment)	338	10,802
Kellogg Co. (Food Products)	120	8,549
Keurig Dr Pepper, Inc. (Beverages)	442	15,762
KeyCorp (Banks)	971	16,915
Keysight Technologies, Inc.* (Electronic Equipment, Instruments & Components)	86	14,712
Kimberly-Clark Corp. (Household Products)	183	24,842
Kimco Realty Corp. (Equity Real Estate Investment Trusts (REITs))	644	13,640
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	2,062	37,281
L3Harris Technologies, Inc. (Aerospace & Defense)	98	20,405
Laboratory Corp. of America Holdings (Health Care Providers & Services)	92	21,664
Las Vegas Sands Corp.* (Hotels, Restaurants & Leisure)	341	16,392
Leidos Holdings, Inc. (Professional Services)	50	5,260
Lennar Corp.—Class A (Household Durables)	265	23,982
Lincoln National Corp. (Insurance)	160	4,915
Linde PLC (Chemicals)	201	65,562
Live Nation Entertainment, Inc.* (Entertainment)	148	10,322
LKQ Corp. (Distributors)	264	14,100
Lockheed Martin Corp. (Aerospace & Defense)	71	34,541
Loews Corp. (Insurance)	205	11,958
Lowe’s Cos., Inc. (Specialty Retail)	200	39,848
Lumen Technologies, Inc. (Diversified Telecommunication Services)	994	5,189
LyondellBasell Industries N.V.—Class A (Chemicals)	264	21,920
M&T Bank Corp. (Banks)	180	26,111
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	254	29,563
MarketAxess Holdings, Inc. (Capital Markets)	20	5,578
Marriott International, Inc.—Class A (Hotels, Restaurants & Leisure)	138	20,593
Marsh & McLennan Cos., Inc. (Insurance)	186	30,779
Martin Marietta Materials, Inc. (Construction Materials)	65	21,968
Masco Corp. (Building Products)	67	3,127
Match Group, Inc.* (Interactive Media & Services)	290	12,032
McCormick & Co., Inc. (Food Products)	127	10,527
McDonald’s Corp. (Hotels, Restaurants & Leisure)	290	76,424
McKesson Corp. (Health Care Providers & Services)	79	29,634
Medtronic PLC (Health Care Equipment & Supplies)	1,384	107,564
Meta Platforms, Inc.*—Class A (Interactive Media & Services)	2,341	281,716
MetLife, Inc. (Insurance)	685	49,572
Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	8	11,564
MGM Resorts International (Hotels, Restaurants & Leisure)	332	11,132
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	293	20,583
Micron Technology, Inc. (Semiconductors & Semiconductor Equipment)	1,132	56,577
Microsoft Corp. (Software)	3,258	781,335
Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	120	18,839
Mohawk Industries, Inc.* (Household Durables)	55	5,622
Molson Coors Beverage Co.—Class B (Beverages)	195	10,046
Mondelez International, Inc.—Class A (Food Products)	652	43,455
Moody’s Corp. (Capital Markets)	87	24,240
Morgan Stanley (Capital Markets)	1,373	116,732
Motorola Solutions, Inc. (Communications Equipment)	78	20,101
MSCI, Inc. (Capital Markets)	37	17,211
Nasdaq, Inc. (Capital Markets)	126	7,730
NetApp, Inc. (Technology Hardware, Storage & Peripherals)	227	13,634
Netflix, Inc.* (Entertainment)	463	136,529
Newell Brands, Inc. (Household Durables)	394	5,154
Newmont Corp. (Metals & Mining)	826	38,987
News Corp.—Class A (Media)	399	7,262
News Corp.—Class B (Media)	124	2,287
NextEra Energy, Inc. (Electric Utilities)	2,071	173,136

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Value :: 145

Common Stocks, continued

	Shares	Value
NIKE, Inc.—Class B (Textiles, Apparel & Luxury Goods)	1,311	$153,400
NiSource, Inc. (Multi-Utilities)	421	11,544
Nordson Corp. (Machinery)	56	13,312
Norfolk Southern Corp. (Road & Rail)	240	59,141
Northern Trust Corp. (Capital Markets)	216	19,114
Northrop Grumman Corp. (Aerospace & Defense)	42	22,916
Norwegian Cruise Line Holdings, Ltd.* (Hotels, Restaurants & Leisure)	441	5,398
NRG Energy, Inc. (Electric Utilities)	125	3,978
NVR, Inc.* (Household Durables)	3	13,838
NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment)	111	17,541
Omnicom Group, Inc. (Media)	212	17,293
Oracle Corp. (Software)	654	53,458
Organon & Co. (Pharmaceuticals)	263	7,346
Otis Worldwide Corp. (Machinery)	436	34,143
PACCAR, Inc. (Machinery)	362	35,827
Packaging Corp. of America (Containers & Packaging)	96	12,279
Paramount Global—Class B (Media)	526	8,879
Parker-Hannifin Corp. (Machinery)	133	38,703
Paychex, Inc. (IT Services)	144	16,641
PayPal Holdings, Inc.* (IT Services)	1,187	84,538
Pentair PLC (Machinery)	171	7,692
PerkinElmer, Inc. (Life Sciences Tools & Services)	131	18,369
Philip Morris International, Inc. (Tobacco)	743	75,199
Phillips 66 (Oil, Gas & Consumable Fuels)	493	51,311
Pinnacle West Capital Corp. (Electric Utilities)	119	9,049
Pool Corp. (Distributors)	14	4,233
PPG Industries, Inc. (Chemicals)	244	30,681
PPL Corp. (Electric Utilities)	767	22,412
Principal Financial Group, Inc. (Insurance)	92	7,721
Prologis, Inc. (Equity Real Estate Investment Trusts (REITs))	960	108,220
Prudential Financial, Inc. (Insurance)	383	38,093
Public Service Enterprise Group, Inc. (Multi-Utilities)	517	31,677
Public Storage (Equity Real Estate Investment Trusts (REITs))	63	17,652
PulteGroup, Inc. (Household Durables)	237	10,791
Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	106	9,608
Quest Diagnostics, Inc. (Health Care Providers & Services)	41	6,414
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)	43	4,544
Raytheon Technologies Corp. (Aerospace & Defense)	1,530	154,407
Realty Income Corp. (Equity Real Estate Investment Trusts (REITs))	652	41,356
Regency Centers Corp. (Equity Real Estate Investment Trusts (REITs))	161	10,063
Regions Financial Corp. (Banks)	973	20,978
Republic Services, Inc. (Commercial Services & Supplies)	96	12,383
ResMed, Inc. (Health Care Equipment & Supplies)	70	14,569
Robert Half International, Inc. (Professional Services)	113	8,343
Rockwell Automation, Inc. (Electrical Equipment)	119	30,651
Roper Technologies, Inc. (Software)	111	47,962
Ross Stores, Inc. (Specialty Retail)	361	41,901
Royal Caribbean Cruises, Ltd.* (Hotels, Restaurants & Leisure)	228	11,270
S&P Global, Inc. (Capital Markets)	348	116,559
Salesforce, Inc.* (Software)	1,041	138,026
SBA Communications Corp. (Equity Real Estate Investment Trusts (REITs))	50	14,016
Schlumberger, Ltd. (Energy Equipment & Services)	694	37,101
Seagate Technology Holdings PLC (Technology Hardware, Storage & Peripherals)	199	10,469
Sealed Air Corp. (Containers & Packaging)	149	7,432
Sempra Energy (Multi-Utilities)	131	20,245
Signature Bank (Banks)	66	7,605
Simon Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	340	39,943
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	168	15,310
Snap-on, Inc. (Machinery)	24	5,484
Southwest Airlines Co.* (Airlines)	618	20,808
Stanley Black & Decker, Inc. (Machinery)	153	11,493
Starbucks Corp. (Hotels, Restaurants & Leisure)	586	58,131
State Street Corp. (Capital Markets)	381	29,554
STERIS PLC (Health Care Equipment & Supplies)	104	19,208
Stryker Corp. (Health Care Equipment & Supplies)	352	86,060
SVB Financial Group* (Banks)	62	14,269
Synchrony Financial (Consumer Finance)	468	15,378
Sysco Corp. (Food & Staples Retailing)	528	40,366
T. Rowe Price Group, Inc. (Capital Markets)	232	25,302
Take-Two Interactive Software, Inc.* (Entertainment)	166	17,286
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	251	9,558
Target Corp. (Multiline Retail)	481	71,688
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	330	37,884
Teledyne Technologies, Inc.* (Electronic Equipment, Instruments & Components)	49	19,596
Teleflex, Inc. (Health Care Equipment & Supplies)	49	12,232
Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	83	7,250
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	351	57,992
Textron, Inc. (Aerospace & Defense)	216	15,293
The AES Corp. (Independent Power and Renewable Electricity Producers)	284	8,168
The Allstate Corp. (Insurance)	276	37,426
The Bank of New York Mellon Corp. (Capital Markets)	765	34,823
The Boeing Co.* (Aerospace & Defense)	584	111,245
The Charles Schwab Corp. (Capital Markets)	650	54,119
The Clorox Co. (Household Products)	71	9,963
The Coca-Cola Co. (Beverages)	1,417	90,136
The Cooper Cos., Inc. (Health Care Equipment & Supplies)	52	17,195
The Estee Lauder Cos., Inc. (Personal Products)	240	59,546
The Goldman Sachs Group, Inc. (Capital Markets)	354	121,557
The Home Depot, Inc. (Specialty Retail)	502	158,561
The Interpublic Group of Cos., Inc. (Media)	403	13,424

See accompanying notes to financial statements.

146 :: ProFund VP Large-Cap Value :: Financial Statements

Common Stocks, continued

	Shares	Value
The JM Smucker Co.—Class A (Food Products)	111	$17,589
The Kraft Heinz Co. (Food Products)	829	33,748
The Kroger Co. (Food & Staples Retailing)	678	30,225
The PNC Financial Services Group, Inc. (Banks)	420	66,335
The Procter & Gamble Co. (Household Products)	1,110	168,232
The Sherwin-Williams Co. (Chemicals)	244	57,909
The Southern Co. (Electric Utilities)	1,134	80,979
The TJX Cos., Inc. (Specialty Retail)	436	34,706
The Travelers Cos., Inc. (Insurance)	112	20,999
The Walt Disney Co.* (Entertainment)	1,898	164,898
T-Mobile U.S., Inc.* (Wireless Telecommunication Services)	199	27,860
Trane Technologies PLC (Building Products)	239	40,174
TransDigm Group, Inc. (Aerospace & Defense)	29	18,260
Trimble, Inc.* (Electronic Equipment, Instruments & Components)	257	12,994
Truist Financial Corp. (Banks)	1,380	59,381
Tyler Technologies, Inc.* (Software)	22	7,093
Tyson Foods, Inc.—Class A (Food Products)	303	18,862
U.S. Bancorp (Banks)	1,406	61,316
UDR, Inc. (Equity Real Estate Investment Trusts (REITs))	318	12,316
Union Pacific Corp. (Road & Rail)	321	66,470
United Airlines Holdings, Inc.* (Airlines)	341	12,856
United Parcel Service, Inc.—Class B (Air Freight & Logistics)	761	132,292
United Rentals, Inc.* (Trading Companies & Distributors)	72	25,591
Universal Health Services, Inc.—Class B (Health Care Providers & Services)	66	9,299
Valero Energy Corp. (Oil, Gas & Consumable Fuels)	401	50,871
Ventas, Inc. (Equity Real Estate Investment Trusts (REITs))	415	18,696
VeriSign, Inc.* (IT Services)	50	10,272
Verisk Analytics, Inc. (Professional Services)	88	15,525
Verizon Communications, Inc. (Diversified Telecommunication Services)	4,372	172,257
VF Corp. (Textiles, Apparel & Luxury Goods)	344	9,498
Viatris, Inc. (Pharmaceuticals)	1,264	14,068
VICI Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	430	13,932
Vornado Realty Trust (Equity Real Estate Investment Trusts (REITs))	168	3,496
Vulcan Materials Co. (Construction Materials)	57	9,981
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	747	27,908
Walmart, Inc. (Food & Staples Retailing)	1,468	208,148
Warner Bros Discovery, Inc.* (Entertainment)	2,301	21,813
Waste Management, Inc. (Commercial Services & Supplies)	159	24,944
WEC Energy Group, Inc. (Multi-Utilities)	157	14,720
Wells Fargo & Co. (Banks)	3,965	163,715
Welltower, Inc. (Equity Real Estate Investment Trusts (REITs))	492	32,251
West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	77	18,122
Western Digital Corp.* (Technology Hardware, Storage & Peripherals)	330	10,412
Westinghouse Air Brake Technologies Corp. (Machinery)	189	18,864
WestRock Co. (Containers & Packaging)	263	9,247
Weyerhaeuser Co. (Equity Real Estate Investment Trusts (REITs))	329	10,199
Whirlpool Corp. (Household Durables)	57	8,063
Willis Towers Watson PLC (Insurance)	113	27,638
Wynn Resorts, Ltd.* (Hotels, Restaurants & Leisure)	108	8,907
Xcel Energy, Inc. (Electric Utilities)	568	39,822
Xylem, Inc. (Machinery)	188	20,787
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	106	13,576
Zebra Technologies Corp.* (Electronic Equipment, Instruments & Components)	54	13,846
Zimmer Biomet Holdings, Inc. (Health Care Equipment & Supplies)	217	27,668
Zions Bancorp (Banks)	154	7,571
Zoetis, Inc. (Pharmaceuticals)	486	71,223
TOTAL COMMON STOCKS (Cost $12,486,749)		16,039,900

Repurchase Agreements(b)(NM)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 4.17%–4.20%, dated 12/30/22, due 1/3/23, total to be received $7,003	$7,000	$7,000
TOTAL REPURCHASE AGREEMENTS (Cost $7,000)		7,000
TOTAL INVESTMENT SECURITIES (Cost $12,493,749)—100.4%		16,046,900
Net other assets (liabilities)—(0.4)%		(61,319)
NET ASSETS—100.0%		$15,985,581

*	Non-income producing security.
(a)	Number of shares is less than 0.50.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Value :: 147

ProFund VP Large-Cap Value invested in the following industries as of December 31, 2022:

	Value	% of Net Assets
Aerospace & Defense	$429,142	2.6%
Air Freight & Logistics	180,546	1.1%
Airlines	69,906	0.4%
Auto Components	35,897	0.2%
Automobiles	97,576	0.6%
Banks	1,282,442	8.1%
Beverages	138,510	0.9%
Biotechnology	21,877	0.1%
Building Products	142,169	0.9%
Capital Markets	832,470	5.2%
Chemicals	348,049	2.2%
Commercial Services & Supplies	54,489	0.3%
Communications Equipment	243,511	1.5%
Construction Materials	31,949	0.2%
Consumer Finance	110,910	0.7%
Containers & Packaging	92,177	0.6%
Distributors	25,447	0.2%
Diversified Financial Services	579,805	3.6%
Diversified Telecommunication Services	314,085	2.0%
Electric Utilities	669,428	4.1%
Electrical Equipment	178,263	1.1%
Electronic Equipment, Instruments & Components	133,825	0.8%
Energy Equipment & Services	105,097	0.7%
Entertainment	384,749	2.4%
Equity Real Estate Investment Trusts (REITs)	728,031	4.5%
Food & Staples Retailing	377,861	2.3%
Food Products	204,470	1.3%
Gas Utilities	6,388	NM
Health Care Equipment & Supplies	672,055	4.2%
Health Care Providers & Services	410,238	2.6%
Hotels, Restaurants & Leisure	378,626	2.4%
Household Durables	97,016	0.6%
Household Products	254,319	1.6%
Independent Power and Renewable Electricity Producers	8,168	0.1%
Industrial Conglomerates	314,019	2.0%
Insurance	461,339	2.9%
Interactive Media & Services	293,748	1.8%
Internet & Direct Marketing Retail	449,011	2.8%
IT Services	496,187	3.1%
Leisure Products	8,297	0.1%
Life Sciences Tools & Services	130,036	0.8%
Machinery	360,037	2.3%
Media	261,551	1.6%
Metals & Mining	38,987	0.2%
Multiline Retail	71,688	0.4%
Multi-Utilities	252,982	1.6%
Oil, Gas & Consumable Fuels	169,205	1.0%
Personal Products	59,546	0.4%
Pharmaceuticals	283,665	1.8%
Professional Services	57,730	0.4%
Real Estate Management & Development	25,320	0.2%
Road & Rail	160,835	1.0%
Semiconductors & Semiconductor Equipment	489,815	3.1%
Software	1,224,918	7.8%
Specialty Retail	321,138	2.0%
Technology Hardware, Storage & Peripherals	80,648	0.5%
Textiles, Apparel & Luxury Goods	177,000	1.1%
Tobacco	116,064	0.7%
Trading Companies & Distributors	39,976	0.3%
Water Utilities	28,807	0.2%
Wireless Telecommunication Services	27,860	0.2%
Other**	(54,319)	(0.4)%
Total	$15,985,581	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

148 :: ProFund VP Large-Cap Value :: Financial Statements

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$12,493,749
Securities, at value	16,039,900
Repurchase agreements, at value	7,000
Total Investment Securities, at value	16,046,900
Cash	537
Dividends and interest receivable	18,846
Prepaid expenses	1,268
TOTAL ASSETS	16,067,551

LIABILITIES:
Payable for capital shares redeemed	43,928
Advisory fees payable	9,035
Management services fees payable	1,205
Administration fees payable	1,408
Administrative services fees payable	4,669
Distribution fees payable	5,017
Transfer agency fees payable	2,375
Fund accounting fees payable	926
Compliance services fees payable	103
Other accrued expenses	13,304
TOTAL LIABILITIES	81,970
NET ASSETS	$15,985,581

NET ASSETS CONSIST OF:
Capital	$13,251,720
Total distributable earnings (loss)	2,733,861
NET ASSETS	$15,985,581
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	354,390
Net Asset Value (offering and redemption price per share)	$45.11

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends	$356,880
Interest	488
Foreign tax withholding	(53)
Net income from securities lending	5
TOTAL INVESTMENT INCOME	357,320

EXPENSES:
Advisory fees	122,503
Management services fees	16,334
Administration fees	15,316
Transfer agency fees	13,449
Administrative services fees	41,989
Distribution fees	40,834
Custody fees	3,697
Fund accounting fees	10,271
Trustee fees	279
Compliance services fees	113
Other fees	17,183
Total Gross Expenses before reductions	281,968
Expenses reduced and reimbursed by the Advisor	(7,562)
TOTAL NET EXPENSES	274,406
NET INVESTMENT INCOME (LOSS)	82,914

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,109,713
Change in net unrealized appreciation/depreciation on investment securities	(2,760,448)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(1,650,735)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,567,821)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Value :: 149

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$82,914	$75,152
Net realized gains (losses) on investments	1,109,713	1,472,035
Change in net unrealized appreciation/depreciation on investments	(2,760,448)	1,709,206
Change in net assets resulting from operations	(1,567,821)	3,256,393

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(273,776)	(149,393)
Change in net assets resulting from distributions	(273,776)	(149,393)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	34,906,014	12,214,725
Distributions reinvested	273,776	149,393
Value of shares redeemed	(35,229,655)	(12,200,852)
Change in net assets resulting from capital transactions	(49,865)	163,266
Change in net assets	(1,891,462)	3,270,266

NET ASSETS:
Beginning of period	17,877,043	14,606,777
End of period	$15,985,581	$17,877,043

SHARE TRANSACTIONS:
Issued	742,108	264,757
Reinvested	6,064	3,267
Redeemed	(756,249)	(266,202)
Change in shares	(8,077)	1,822

See accompanying notes to financial statements.

150 :: ProFund VP Large-Cap Value :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$49.32	$40.50	$47.60	$41.32	$46.62

Investment Activities:
Net investment income (loss)(a)	0.23	0.22	0.43	0.37	0.38
Net realized and unrealized gains (losses) on investments	(3.59)	9.03	(1.06)	11.15	(5.29)
Total income (loss) from investment activities	(3.36)	9.25	(0.63)	11.52	(4.91)

Distributions to Shareholders From:
Net investment income	(0.23)	(0.43)	(0.50)	(0.46)	(0.39)
Net realized gains on investments	(0.62)	—	(5.97)	(4.78)	—
Total distributions	(0.85)	(0.43)	(6.47)	(5.24)	(0.39)

Net Asset Value, End of Period	$45.11	$49.32	$40.50	$47.60	$41.32

Total Return(b)	(6.82)%	22.93%	(0.06)%	29.77%	(10.63)%

Ratios to Average Net Assets:
Gross expenses(b)	1.73%	1.70%	1.77%	1.74%	1.70%
Net expenses(b)	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)(b)	0.51%	0.48%	1.05%	0.81%	0.84%

Supplemental Data:
Net assets, end of period (000’s)	$15,986	$17,877	$14,607	$22,202	$15,394
Portfolio turnover rate(c)	214%	79%	97%	110%	116%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Mid-Cap :: 151

ProFund VP Mid-Cap (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® (the “Index”). For the year ended December 31, 2022, the Fund had a total return of -14.92%. For the same period, the Index had a total return of -13.06%1 and a volatility of 25.79%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, and financial viability. Reconstitution occurs both on a quarterly and ongoing basis.

During the year ended December 31, 2022, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Mid-Cap from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Mid-Cap	-14.92%	4.39%	8.38%
S&P MidCap 400®	-13.06%	6.71%	10.78%

Expense Ratios**

Fund	Gross	Net
ProFund VP Mid-Cap	1.61%	1.61%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Futures Contracts	12%
Swap Agreements	88%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Mid-Cap primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

S&P MidCap 400® – Composition

% of Index
Industrials	20%
Financials	15%
Consumer Discretionary	14%
Information Technology	12%
Health Care	10%
Real Estate	8%
Materials	7%
Utilities	4%
Consumer Staples	4%
Energy	4%
Communication Services	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

152 :: ProFund VP Mid-Cap :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2022

Repurchase Agreements(a)(b) (99.6%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $9,954,601	$9,950,000	$9,950,000
TOTAL REPURCHASE AGREEMENTS (Cost $9,950,000)		9,950,000
TOTAL INVESTMENT SECURITIES (Cost $9,950,000)—99.6%		9,950,000
Net other assets (liabilities)—0.4%		42,666
NET ASSETS—100.0%		$9,992,666

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2022, the aggregate amount held in a segregated account was $1,439,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini S&P MidCap 400 Futures Contracts	5	3/20/23	$1,221,300	$(26,509)

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
S&P MidCap 400	Goldman Sachs International	1/27/23	4.83%	$4,343,697	$(8,541)
S&P MidCap 400	UBS AG	1/27/23	4.68%	4,426,694	(8,617)
				$8,770,391	$(17,158)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Mid-Cap :: 153

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$9,950,000
Repurchase agreements, at value	9,950,000
Total Investment Securities, at value	9,950,000
Cash	24,240
Segregated cash balances for futures contracts with brokers	74,250
Interest receivable	2,301
Receivable for capital shares issued	1,383
Prepaid expenses	991
TOTAL ASSETS	10,053,165

LIABILITIES:
Payable for capital shares redeemed	1,226
Unrealized depreciation on swap agreements	17,158
Variation margin on futures contracts	6,700
Advisory fees payable	7,085
Management services fees payable	945
Administration fees payable	1,027
Administrative services fees payable	7,017
Distribution fees payable	7,293
Transfer agency fees payable	1,828
Fund accounting fees payable	580
Compliance services fees payable	79
Other accrued expenses	9,561
TOTAL LIABILITIES	60,499
NET ASSETS	$9,992,666

NET ASSETS CONSIST OF:
Capital	$12,689,320
Total distributable earnings (loss)	(2,696,654)
NET ASSETS	$9,992,666
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	680,882
Net Asset Value (offering and redemption price per share)	$14.68

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Interest	$179,291

EXPENSES:
Advisory fees	92,460
Management services fees	12,328
Administration fees	11,687
Transfer agency fees	10,209
Administrative services fees	30,182
Distribution fees	30,820
Custody fees	1,756
Fund accounting fees	6,592
Trustee fees	205
Compliance services fees	79
Other fees	13,120
Total Gross Expenses before reductions	209,438
Expenses reduced and reimbursed by the Advisor	(3,478)
TOTAL NET EXPENSES	205,960
NET INVESTMENT INCOME (LOSS)	(26,669)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on futures contracts	(29,043)
Net realized gains (losses) on swap agreements	(2,311,230)
Change in net unrealized appreciation/depreciation on futures contracts	(134,087)
Change in net unrealized appreciation/depreciation on swap agreements	(54,913)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(2,529,273)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,555,942)

See accompanying notes to financial statements.

154 :: ProFund VP Mid-Cap :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021

FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(26,669)	$(266,582)
Net realized gains (losses) on investments	(2,340,273)	2,818,803
Change in net unrealized appreciation/depreciation on investments	(189,000)	139,169
Change in net assets resulting from operations	(2,555,942)	2,691,390

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(2,431,456)	(607,067)
Change in net assets resulting from distributions	(2,431,456)	(607,067)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	13,095,082	29,302,491
Distributions reinvested	2,431,456	607,067
Value of shares redeemed	(16,396,855)	(26,874,287)
Change in net assets resulting from capital transactions	(870,317)	3,035,271
Change in net assets	(5,857,715)	5,119,594

NET ASSETS:
Beginning of period	15,850,381	10,730,787
End of period	$9,992,666	$15,850,381

SHARE TRANSACTIONS:
Issued	841,147	1,429,285
Reinvested	162,857	30,429
Redeemed	(1,061,480)	(1,312,571)
Change in shares	(57,476)	147,143

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Mid-Cap :: 155

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020		Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$21.47	$18.15	$23.89		$19.37	$29.47

Investment Activities:
Net investment income (loss)(a)	(0.04)	(0.33)	(0.26)		0.11	0.02
Net realized and unrealized gains (losses) on investments	(3.10)	4.31	1.63		4.44	(2.56)
Total income (loss) from investment activities	(3.14)	3.98	1.37		4.55	(2.54)

Distributions to Shareholders From:
Net investment income	—	—	(0.22)		(0.03)	—
Net realized gains on investments	(3.65)	(0.66)	(6.89)		—	(7.56)
Total distributions	(3.65)	(0.66)	(7.11)		(0.03)	(7.56)

Net Asset Value, End of Period	$14.68	$21.47	$18.15		$23.89	$19.37

Total Return(b)	(14.92)%	22.21%	10.76%		23.53%	(12.86	)%(c)

Ratios to Average Net Assets:
Gross expenses(b)	1.70%	1.61%	1.70%		1.64%	1.52%
Net expenses(b)	1.67%	1.61%	1.70	%(d)	1.64%	1.49	%(c)
Net investment income (loss)(b)	(0.22)%	(1.61)%	(1.34)%		0.50%	0.08	%(c)

Supplemental Data:
Net assets, end of period (000’s)	$9,993	$15,850	$10,731		$11,332	$21,039
Portfolio turnover rate(e)	—	—	—		—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.52% and 0.05%, respectively, and the total return would have been (12.94)%.
(d)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

156 :: ProFund VP Mid-Cap Growth :: Management Discussion of Fund Performance

ProFund VP Mid-Cap Growth (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® Growth Index (the “Index”). For the year ended December 31, 2022, the Fund had a total return of -20.34%. For the same period, the Index had a total return of -18.96%1 and a volatility of 28.56%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of mid-cap U.S. equity “growth” performance. It is an unmanaged, float-adjusted, market capitalization-weighted index comprising stocks representing approximately half the market capitalization of the S&P MidCap 400® that have been identified as being on the growth end of the growth-value spectrum.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Mid-Cap Growth from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Mid-Cap Growth	-20.34%	4.26%	8.59%
S&P MidCap 400® Growth Index	-18.96%	6.02%	10.39%

Expense Ratios**

Fund	Gross	Net
ProFund VP Mid-Cap Growth	1.73%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Fair Isaac Corp.	1.4%
United Therapeutics Corp.	1.2%
Hubbell, Inc.	1.2%
RPM International, Inc.	1.2%
Carlisle Cos., Inc.	1.2%

S&P MidCap 400® Growth Index – Composition

% of Index
Industrials	22%
Health Care	13%
Information Technology	12%
Consumer Discretionary	12%
Financials	11%
Materials	8%
Energy	7%
Real Estate	5%
Consumer Staples	4%
Utilities	4%
Communication Services	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Mid-Cap Growth :: 157

Schedule of Portfolio Investments :: December 31, 2022

Common Stocks (100.0%)

	Shares	Value
Acadia Healthcare Co., Inc.* (Health Care Providers & Services)	605	$49,804
Acuity Brands, Inc. (Electrical Equipment)	185	30,638
AECOM (Construction & Engineering)	866	73,549
Affiliated Managers Group, Inc. (Capital Markets)	286	45,311
AGCO Corp. (Machinery)	369	51,177
Allegro MicroSystems, Inc.* (Semiconductors & Semiconductor Equipment)	290	8,706
American Financial Group, Inc. (Insurance)	361	49,558
Amkor Technology, Inc. (Semiconductors & Semiconductor Equipment)	1,151	27,601
Annaly Capital Management, Inc. (Mortgage Real Estate Investment Trusts (REITs))	5,368	113,157
Antero Midstream Corp. (Oil, Gas & Consumable Fuels)	3,841	41,444
Antero Resources Corp.* (Oil, Gas & Consumable Fuels)	3,168	98,177
AptarGroup, Inc. (Containers & Packaging)	351	38,603
Arrowhead Pharmaceuticals, Inc.* (Biotechnology)	583	23,646
Ashland, Inc. (Chemicals)	384	41,292
AutoNation, Inc.* (Specialty Retail)	181	19,421
Avis Budget Group, Inc.* (Road & Rail)	286	46,884
Axon Enterprise, Inc.* (Aerospace & Defense)	776	128,761
Bank of Hawaii Corp. (Banks)	234	18,149
Belden, Inc. (Electronic Equipment, Instruments & Components)	492	35,375
BellRing Brands, Inc.* (Personal Products)	635	16,281
BJ’s Wholesale Club Holdings, Inc.* (Food & Staples Retailing)	883	58,419
Black Hills Corp. (Multi-Utilities)	388	27,292
Blackbaud, Inc.* (Software)	235	13,832
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	537	29,283
Brixmor Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	1,685	38,199
Bruker Corp. (Life Sciences Tools & Services)	678	46,341
Brunswick Corp. (Leisure Products)	490	35,319
Builders FirstSource, Inc.* (Building Products)	1,688	109,517
Cabot Corp. (Chemicals)	646	43,179
CACI International, Inc.*—Class A (Professional Services)	174	52,303
Calix, Inc.* (Communications Equipment)	654	44,753
Carlisle Cos., Inc. (Building Products)	593	139,741
Casey’s General Stores, Inc. (Food & Staples Retailing)	428	96,022
Cathay General Bancorp (Banks)	435	17,744
Celsius Holdings, Inc.* (Beverages)	463	48,171
ChampionX Corp. (Energy Equipment & Services)	2,287	66,300
Chart Industries, Inc.* (Machinery)	217	25,005
Chemed Corp. (Health Care Providers & Services)	116	59,210
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)	189	21,289
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	378	79,920
Cirrus Logic, Inc.* (Semiconductors & Semiconductor Equipment)	632	47,071
Clean Harbors, Inc.* (Commercial Services & Supplies)	578	65,961
CNX Resources Corp.* (Oil, Gas & Consumable Fuels)	2,069	34,842
Cognex Corp. (Electronic Equipment, Instruments & Components)	1,032	48,618
Commerce Bancshares, Inc. (Banks)	891	60,623
Commercial Metals Co. (Metals & Mining)	754	36,418
CommVault Systems, Inc.* (Software)	342	21,491
Concentrix Corp. (IT Services)	486	64,716
Corporate Office Properties Trust (Equity Real Estate Investment Trusts (REITs))	670	17,380
Crane Holdings Co. (Machinery)	274	27,523
Crocs, Inc.* (Textiles, Apparel & Luxury Goods)	709	76,877
CubeSmart (Equity Real Estate Investment Trusts (REITs))	1,391	55,988
Cullen/Frost Bankers, Inc. (Banks)	495	66,182
Curtiss-Wright Corp. (Aerospace & Defense)	440	73,476
Darling Ingredients, Inc.* (Food Products)	1,839	115,103
Deckers Outdoor Corp.* (Textiles, Apparel & Luxury Goods)	304	121,345
Dick’s Sporting Goods, Inc. (Specialty Retail)	319	38,373
Donaldson Co., Inc. (Machinery)	899	52,924
DT Midstream, Inc. (Oil, Gas & Consumable Fuels)	1,110	61,339
Dycom Industries, Inc.* (Construction & Engineering)	230	21,528
Dynatrace, Inc.* (Software)	2,311	88,511
Eagle Materials, Inc. (Construction Materials)	424	56,328
East West Bancorp, Inc. (Banks)	826	54,433
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	275	40,717
EMCOR Group, Inc. (Construction & Engineering)	548	81,165
Encompass Health Corp. (Health Care Providers & Services)	526	31,460
Envestnet, Inc.* (Software)	313	19,312
Equitrans Midstream Corp. (Oil, Gas & Consumable Fuels)	2,283	15,296
Essential Utilities, Inc. (Water Utilities)	2,740	130,780
Euronet Worldwide, Inc.* (IT Services)	265	25,011
Evercore, Inc.—Class A (Capital Markets)	204	22,252
Exelixis, Inc.* (Biotechnology)	3,698	59,316
ExlService Holdings, Inc.* (IT Services)	379	64,214
Fair Isaac Corp.* (Software)	287	171,793
Federated Hermes, Inc.—Class B (Capital Markets)	669	24,291
First Financial Bankshares, Inc. (Banks)	789	27,142
First Horizon Corp. (Banks)	4,063	99,544
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	774	37,353
FirstCash Holdings, Inc. (Consumer Finance)	431	37,458
Five Below, Inc.* (Specialty Retail)	440	77,822

See accompanying notes to financial statements.

158 :: ProFund VP Mid-Cap Growth :: Financial Statements

Common Stocks, continued

	Shares	Value
Flowers Foods, Inc. (Food Products)	1,388	$39,891
Fox Factory Holding Corp.* (Auto Components)	485	44,247
FTI Consulting, Inc.* (Professional Services)	395	62,726
Fulton Financial Corp. (Banks)	939	15,803
GATX Corp. (Trading Companies & Distributors)	210	22,331
Genpact, Ltd. (IT Services)	1,104	51,137
Gentex Corp. (Auto Components)	1,238	33,760
Glacier Bancorp, Inc. (Banks)	688	34,001
Globus Medical, Inc.* (Health Care Equipment & Supplies)	888	65,952
Graco, Inc. (Machinery)	1,257	84,546
Grand Canyon Education, Inc.* (Diversified Consumer Services)	351	37,087
H&R Block, Inc. (Diversified Consumer Services)	1,782	65,061
Haemonetics Corp.* (Health Care Equipment & Supplies)	581	45,696
Halozyme Therapeutics, Inc.* (Biotechnology)	1,552	88,309
Hancock Whitney Corp. (Banks)	481	23,276
Harley-Davidson, Inc. (Automobiles)	962	40,019
HealthEquity, Inc.* (Health Care Providers & Services)	971	59,851
HF Sinclair Corp. (Oil, Gas & Consumable Fuels)	679	35,233
Hubbell, Inc. (Electrical Equipment)	617	144,797
IAA, Inc.* (Commercial Services & Supplies)	983	39,320
IDACORP, Inc. (Electric Utilities)	308	33,218
Inari Medical, Inc.* (Health Care Equipment & Supplies)	554	35,212
Ingevity Corp.* (Chemicals)	403	28,387
Insperity, Inc. (Professional Services)	409	46,462
Interactive Brokers Group, Inc. (Capital Markets)	662	47,896
International Bancshares Corp. (Banks)	369	16,885
Iridium Communications, Inc.* (Diversified Telecommunication Services)	1,442	74,119
ITT, Inc. (Machinery)	437	35,441
Jazz Pharmaceuticals PLC* (Pharmaceuticals)	723	115,181
Jefferies Financial Group, Inc. (Diversified Financial Services)	2,101	72,022
KBR, Inc. (Professional Services)	1,575	83,160
Kinsale Capital Group, Inc. (Insurance)	247	64,596
Knight-Swift Transportation Holdings, Inc. (Road & Rail)	921	48,270
Lamar Advertising Co.—Class A (Equity Real Estate Investment Trusts (REITs))	562	53,053
Lancaster Colony Corp. (Food Products)	227	44,787
Landstar System, Inc. (Road & Rail)	412	67,115
Lantheus Holdings, Inc.* (Health Care Equipment & Supplies)	790	40,258
Lattice Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	1,574	102,122
Lennox International, Inc. (Building Products)	229	54,784
LHC Group, Inc.* (Health Care Providers & Services)	356	57,562
Life Storage, Inc. (Equity Real Estate Investment Trusts (REITs))	595	58,607
Light & Wonder, Inc.* (Hotels, Restaurants & Leisure)	495	29,007
Lincoln Electric Holdings, Inc. (Machinery)	663	95,797
Littelfuse, Inc. (Electronic Equipment, Instruments & Components)	176	38,755
Louisiana-Pacific Corp. (Paper & Forest Products)	822	48,662
MACOM Technology Solutions Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	587	36,969
Manhattan Associates, Inc.* (Software)	415	50,381
Masimo Corp.* (Health Care Equipment & Supplies)	349	51,635
Matador Resources Co. (Oil, Gas & Consumable Fuels)	1,288	73,725
Medpace Holdings, Inc.* (Life Sciences Tools & Services)	290	61,599
Mercury Systems, Inc.* (Aerospace & Defense)	386	17,270
MP Materials Corp.* (Metals & Mining)	1,058	25,688
MSA Safety, Inc. (Commercial Services & Supplies)	233	33,596
MSC Industrial Direct Co., Inc. (Trading Companies & Distributors)	271	22,141
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	1,678	72,171
Murphy USA, Inc. (Specialty Retail)	238	66,531
National Fuel Gas Co. (Gas Utilities)	735	46,526
National Instruments Corp. (Electronic Equipment, Instruments & Components)	868	32,029
National Retail Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	1,087	49,741
National Storage Affiliates Trust (Equity Real Estate Investment Trusts (REITs))	456	16,471
Neurocrine Biosciences, Inc.* (Biotechnology)	1,104	131,862
New Jersey Resources Corp. (Gas Utilities)	718	35,627
NewMarket Corp. (Chemicals)	42	13,067
Nexstar Media Group, Inc. (Media)	432	75,613
NOV, Inc. (Energy Equipment & Services)	4,506	94,130
Novanta, Inc.* (Electronic Equipment, Instruments & Components)	410	55,706
nVent Electric PLC (Electrical Equipment)	1,913	73,593
OGE Energy Corp. (Electric Utilities)	2,299	90,926
Olin Corp. (Chemicals)	1,461	77,345
Ollie’s Bargain Outlet Holdings, Inc.* (Multiline Retail)	327	15,317
Omega Healthcare Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	1,315	36,754
ONE Gas, Inc. (Gas Utilities)	621	47,021
Option Care Health, Inc.* (Health Care Providers & Services)	1,775	53,410
Ormat Technologies, Inc. (Independent Power and Renewable Electricity Producers)	330	28,538
Owens Corning (Building Products)	580	49,474
Papa John’s International, Inc. (Hotels, Restaurants & Leisure)	166	13,663
Paylocity Holding Corp.* (Software)	473	91,886
PBF Energy, Inc.—Class A (Oil, Gas & Consumable Fuels)	1,311	53,463
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)	1,058	67,162
Penumbra, Inc.* (Health Care Equipment & Supplies)	275	61,177
Performance Food Group Co.* (Food & Staples Retailing)	805	47,004
PNM Resources, Inc. (Electric Utilities)	610	29,762
Polaris, Inc. (Leisure Products)	326	32,926

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Mid-Cap Growth :: 159

Common Stocks, continued

	Shares	Value
PotlatchDeltic Corp. (Equity Real Estate Investment Trusts (REITs))	528	$23,227
Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	656	47,048
Primerica, Inc. (Insurance)	292	41,411
Progyny, Inc.* (Health Care Providers & Services)	320	9,968
Qualys, Inc.* (Software)	397	44,555
QuidelOrtho Corp.* (Health Care Equipment & Supplies)	338	28,956
Range Resources Corp. (Oil, Gas & Consumable Fuels)	2,773	69,380
Rayonier, Inc. (Equity Real Estate Investment Trusts (REITs))	923	30,422
Reliance Steel & Aluminum Co. (Metals & Mining)	674	136,446
RenaissanceRe Holdings, Ltd. (Insurance)	281	51,769
Repligen Corp.* (Life Sciences Tools & Services)	593	100,401
Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts (REITs))	1,201	65,622
RLI Corp. (Insurance)	462	60,647
Royal Gold, Inc. (Metals & Mining)	753	84,878
RPM International, Inc. (Chemicals)	1,483	144,518
Saia, Inc.* (Road & Rail)	174	36,484
Science Applications International Corp. (Professional Services)	425	47,145
SEI Investments Co. (Capital Markets)	1,176	68,561
Selective Insurance Group, Inc. (Insurance)	692	61,318
Service Corp. International (Diversified Consumer Services)	1,766	122,101
Shockwave Medical, Inc.* (Health Care Equipment & Supplies)	415	85,328
Silgan Holdings, Inc. (Containers & Packaging)	960	49,767
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	202	27,405
Simpson Manufacturing Co., Inc. (Building Products)	488	43,266
SiTime Corp.* (Semiconductors & Semiconductor Equipment)	99	10,060
SLM Corp. (Consumer Finance)	2,869	47,626
Sonoco Products Co. (Containers & Packaging)	571	34,665
Southwestern Energy Co.* (Oil, Gas & Consumable Fuels)	12,664	74,084
Spire, Inc. (Gas Utilities)	295	20,314
Sprouts Farmers Market, Inc.* (Food & Staples Retailing)	656	21,235
STAAR Surgical Co.* (Health Care Equipment & Supplies)	376	18,251
STORE Capital Corp. (Equity Real Estate Investment Trusts (REITs))	1,463	46,904
SunPower Corp.* (Semiconductors & Semiconductor Equipment)	545	9,826
Super Micro Computer, Inc.* (Technology Hardware, Storage & Peripherals)	425	34,893
Tandem Diabetes Care, Inc.* (Health Care Equipment & Supplies)	443	19,913
Tempur Sealy International, Inc. (Household Durables)	1,961	67,321
Teradata Corp.* (IT Services)	537	18,075
Tetra Tech, Inc. (Commercial Services & Supplies)	346	50,236
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)	767	69,758
The Boston Beer Co., Inc.*—Class A (Beverages)	74	24,384
The Brink’s Co. (Commercial Services & Supplies)	250	13,428
The Chemours Co. (Chemicals)	986	30,191
The Hanover Insurance Group, Inc. (Insurance)	241	32,566
The Middleby Corp.* (Machinery)	296	39,634
The New York Times Co.—Class A (Media)	944	30,642
The Timken Co. (Machinery)	372	26,289
The Toro Co. (Machinery)	1,196	135,388
The Wendy’s Co. (Hotels, Restaurants & Leisure)	1,954	44,219
TopBuild Corp.* (Household Durables)	195	30,516
Trex Co., Inc.* (Building Products)	667	28,234
United Bankshares, Inc. (Banks)	741	30,003
United Therapeutics Corp.* (Biotechnology)	524	145,719
Universal Display Corp. (Semiconductors & Semiconductor Equipment)	315	34,033
Valmont Industries, Inc. (Construction & Engineering)	245	81,014
Valvoline, Inc. (Chemicals)	934	30,495
Vicor Corp.* (Electrical Equipment)	110	5,913
Visteon Corp.* (Auto Components)	323	42,258
Washington Federal, Inc. (Thrifts & Mortgage Finance)	397	13,319
Watsco, Inc. (Trading Companies & Distributors)	382	95,271
Watts Water Technologies, Inc.—Class A (Machinery)	163	23,835
Westlake Corp. (Chemicals)	396	40,606
WEX, Inc.* (IT Services)	500	81,825
Williams-Sonoma, Inc. (Specialty Retail)	366	42,061
Wingstop, Inc. (Hotels, Restaurants & Leisure)	343	47,204
Wolfspeed, Inc.* (Semiconductors & Semiconductor Equipment)	642	44,324
World Wrestling Entertainment, Inc.—Class A (Entertainment)	497	34,054
Worthington Industries, Inc. (Metals & Mining)	171	8,500
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)	527	37,580
YETI Holdings, Inc.* (Leisure Products)	544	22,473
TOTAL COMMON STOCKS (Cost $9,420,126)		11,957,411
TOTAL INVESTMENT SECURITIES (Cost $9,420,126)—100.0%		11,957,411
Net other assets (liabilities)—NM		(3,085)
NET ASSETS—100.0%		$11,954,326

*  Non-income producing security.

See accompanying notes to financial statements.

160 :: ProFund VP Mid-Cap Growth :: Financial Statements

ProFund VP Mid-Cap Growth invested in the following industries as of December 31, 2022:

	Value	% of Net Assets
Aerospace & Defense	$219,507	1.8%
Auto Components	120,265	1.0%
Automobiles	40,019	0.3%
Banks	463,785	4.0%
Beverages	72,555	0.6%
Biotechnology	448,852	3.8%
Building Products	425,016	3.6%
Capital Markets	208,311	1.7%
Chemicals	449,080	3.8%
Commercial Services & Supplies	202,541	1.7%
Communications Equipment	44,753	0.4%
Construction & Engineering	257,256	2.2%
Construction Materials	56,328	0.5%
Consumer Finance	85,084	0.7%
Containers & Packaging	123,035	1.0%
Diversified Consumer Services	224,249	1.9%
Diversified Financial Services	72,022	0.6%
Diversified Telecommunication Services	74,119	0.6%
Electric Utilities	153,906	1.3%
Electrical Equipment	254,941	2.1%
Electronic Equipment, Instruments & Components	210,483	1.8%
Energy Equipment & Services	160,430	1.3%
Entertainment	34,054	0.3%
Equity Real Estate Investment Trusts (REITs)	570,438	4.8%
Food & Staples Retailing	222,680	1.9%
Food Products	199,781	1.7%
Gas Utilities	149,488	1.3%
Health Care Equipment & Supplies	452,378	3.7%
Health Care Providers & Services	321,265	2.7%
Hotels, Restaurants & Leisure	371,923	3.1%
Household Durables	97,837	0.8%
Independent Power and Renewable Electricity Producers	28,538	0.2%
Insurance	361,865	3.0%
IT Services	304,978	2.6%
Leisure Products	90,718	0.8%
Life Sciences Tools & Services	208,341	1.7%
Machinery	597,559	4.9%
Media	106,255	0.9%
Metals & Mining	291,930	2.4%
Mortgage Real Estate Investment Trusts (REITs)	113,157	0.9%
Multiline Retail	15,317	0.1%
Multi-Utilities	27,292	0.2%
Oil, Gas & Consumable Fuels	696,316	5.9%
Paper & Forest Products	48,662	0.4%
Personal Products	16,281	0.1%
Pharmaceuticals	115,181	1.0%
Professional Services	291,796	2.4%
Road & Rail	198,753	1.7%
Semiconductors & Semiconductor Equipment	395,165	3.3%
Software	501,761	4.1%
Specialty Retail	244,208	2.0%
Technology Hardware, Storage & Peripherals	34,893	0.3%
Textiles, Apparel & Luxury Goods	198,222	1.7%
Thrifts & Mortgage Finance	13,319	0.1%
Trading Companies & Distributors	139,743	1.2%
Water Utilities	130,780	1.1%
Other**	(3,085)	NM
Total	$11,954,326	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Mid-Cap Growth :: 161

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$9,420,126
Securities, at value	11,957,411
Total Investment Securities, at value	11,957,411
Dividends receivable	10,556
Receivable for capital shares issued	880,124
Prepaid expenses	1,073
TOTAL ASSETS	12,849,164

LIABILITIES:
Cash overdraft	2,315
Payable for capital shares redeemed	70
Payable for investments purchased	863,969
Advisory fees payable	6,578
Management services fees payable	877
Administration fees payable	1,078
Administrative services fees payable	3,339
Distribution fees payable	3,136
Transfer agency fees payable	1,853
Fund accounting fees payable	678
Compliance services fees payable	86
Other accrued expenses	10,859
TOTAL LIABILITIES	894,838
NET ASSETS	$11,954,326

NET ASSETS CONSIST OF:
Capital	$10,023,182
Total distributable earnings (loss)	1,931,144
NET ASSETS	$11,954,326
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	376,556
Net Asset Value (offering and redemption price per share)	$31.75

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends	$146,539
Interest	658
Net income from securities lending	7,798
TOTAL INVESTMENT INCOME	154,995

EXPENSES:
Advisory fees	104,435
Management services fees	13,925
Administration fees	13,304
Transfer agency fees	11,449
Administrative services fees	40,193
Distribution fees	34,812
Custody fees	3,936
Fund accounting fees	8,224
Trustee fees	231
Compliance services fees	86
Other fees	14,203
Total Gross Expenses before reductions	244,798
Expenses reduced and reimbursed by the Advisor	(10,864)
TOTAL NET EXPENSES	233,934
NET INVESTMENT INCOME (LOSS)	(78,939)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	286,094
Change in net unrealized appreciation/depreciation on investment securities	(4,167,629)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(3,881,535)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,960,474)

See accompanying notes to financial statements.

162 :: ProFund VP Mid-Cap Growth :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(78,939)	$(206,922)
Net realized gains (losses) on investments	286,094	3,588,752
Change in net unrealized appreciation/depreciation on investments	(4,167,629)	(558,524)
Change in net assets resulting from operations	(3,960,474)	2,823,306

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(2,989,337)	(1,717,430)
Change in net assets resulting from distributions	(2,989,337)	(1,717,430)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	9,312,671	16,047,007
Distributions reinvested	2,989,337	1,717,430
Value of shares redeemed	(14,100,005)	(19,196,646)
Change in net assets resulting from capital transactions	(1,797,997)	(1,432,209)
Change in net assets	(8,747,808)	(326,333)

NET ASSETS:
Beginning of period	20,702,134	21,028,467
End of period	$11,954,326	$20,702,134

SHARE TRANSACTIONS:
Issued	261,067	318,114
Reinvested	92,065	37,279
Redeemed	(384,421)	(388,586)
Change in shares	(31,289)	(33,193)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Mid-Cap Growth :: 163

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$50.76	$47.68	$43.13	$38.51	$47.64

Investment Activities:
Net investment income (loss)(a)	(0.21)	(0.51)	(0.28)	(0.16)	(0.23)
Net realized and unrealized gains (losses) on investments	(9.92)	8.14	8.71	9.17	(4.76)
Total income (loss) from investment activities	(10.13)	7.63	8.43	9.01	(4.99)

Distributions to Shareholders From:
Net realized gains on investments	(8.88)	(4.55)	(3.88)	(4.39)	(4.14)

Net Asset Value, End of Period	$31.75	$50.76	$47.68	$43.13	$38.51

Total Return(b)	(20.34)%	16.97%	20.90%	24.24%	(11.98)%

Ratios to Average Net Assets:
Gross expenses(b)	1.76%	1.73%	1.78%	1.75%	1.70%
Net expenses(b)	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)(b)	(0.57)%	(1.02)%	(0.68)%	(0.38)%	(0.48)%

Supplemental Data:
Net assets, end of period (000’s)	$11,954	$20,702	$21,028	$20,792	$14,603
Portfolio turnover rate(c)	94%	113%	184%	191%	131%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

164 :: ProFund VP Mid-Cap Value :: Management Discussion of Fund Performance

ProFund VP Mid-Cap Value (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® Value Index (the “Index”). For the year ended December 31, 2022, the Fund had a total return of -8.45%. For the same period, the Index had a total return of -6.93%1 and a volatility of 23.69%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of mid-cap U.S. equity “value” performance. It is an unmanaged, float-adjusted, market capitalization-weighted index comprising stocks representing approximately half the market capitalization of the S&P MidCap 400® that have been identified as being on the value end of the growth-value spectrum.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Mid-Cap Value from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Mid-Cap Value	-8.45%	5.31%	9.06%
S&P MidCap 400® Value Index	-6.93%	6.98%	10.84%

Expense Ratios**

Fund	Gross	Net
ProFund VP Mid-Cap Value	1.70%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Reinsurance Group of America, Inc.	0.9%
Jabil, Inc.	0.9%
Cleveland-Cliffs, Inc.	0.8%
Webster Financial Corp.	0.8%
Alcoa Corp.	0.8%

S&P MidCap 400® Value Index – Composition

% of Index
Financials	19%
Industrials	18%
Consumer Discretionary	16%
Information Technology	12%
Real Estate	12%
Health Care	7%
Materials	5%
Utilities	4%
Consumer Staples	4%
Communication Services	2%
Energy	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Mid-Cap Value :: 165

Schedule of Portfolio Investments :: December 31, 2022

Common Stocks (100.0%)

	Shares	Value
Acadia Healthcare Co., Inc.* (Health Care Providers & Services)	498	$40,995
ACI Worldwide, Inc.* (Software)	1,468	33,764
Acuity Brands, Inc. (Electrical Equipment)	211	34,944
Adient PLC* (Auto Components)	1,237	42,912
AECOM (Construction & Engineering)	838	71,171
Affiliated Managers Group, Inc. (Capital Markets)	167	26,458
AGCO Corp. (Machinery)	386	53,534
Alcoa Corp. (Metals & Mining)	2,310	105,036
Allegro MicroSystems, Inc.* (Semiconductors & Semiconductor Equipment)	518	15,550
ALLETE, Inc. (Electric Utilities)	747	48,189
Amedisys, Inc.* (Health Care Providers & Services)	424	35,421
American Financial Group, Inc. (Insurance)	503	69,052
Apartment Income REIT Corp. (Equity Real Estate Investment Trusts (REITs))	1,958	67,179
AptarGroup, Inc. (Containers & Packaging)	451	49,601
Arrow Electronics, Inc.* (Electronic Equipment, Instruments & Components)	804	84,075
Arrowhead Pharmaceuticals, Inc.* (Biotechnology)	718	29,122
ASGN, Inc.* (Professional Services)	651	53,043
Ashland, Inc. (Chemicals)	215	23,119
Aspen Technology, Inc.* (Software)	379	77,846
Associated Banc-Corp. (Banks)	1,963	45,326
AutoNation, Inc.* (Specialty Retail)	241	25,859
Avient Corp. (Chemicals)	1,117	37,710
Avnet, Inc. (Electronic Equipment, Instruments & Components)	1,194	49,647
Azenta, Inc.* (Life Sciences Tools & Services)	978	56,940
Bank of Hawaii Corp. (Banks)	256	19,855
Bank OZK (Banks)	1,445	57,887
BellRing Brands, Inc.* (Personal Products)	1,044	26,768
BJ’s Wholesale Club Holdings, Inc.* (Food & Staples Retailing)	758	50,149
Black Hills Corp. (Multi-Utilities)	408	28,699
Blackbaud, Inc.* (Software)	314	18,482
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	424	23,121
Brighthouse Financial, Inc.* (Insurance)	902	46,246
Brixmor Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	1,996	45,249
Bruker Corp. (Life Sciences Tools & Services)	535	36,567
Brunswick Corp. (Leisure Products)	386	27,823
Cable One, Inc. (Media)	62	44,135
CACI International, Inc.*—Class A (Professional Services)	110	33,065
Cadence Bank (Banks)	2,382	58,740
Capri Holdings, Ltd.* (Textiles, Apparel & Luxury Goods)	1,680	96,297
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)	498	37,156
Cathay General Bancorp (Banks)	477	19,457
Chart Industries, Inc.* (Machinery)	300	34,569
Chemed Corp. (Health Care Providers & Services)	62	31,647
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)	150	16,896
Ciena Corp.* (Communications Equipment)	1,934	98,596
Cleveland-Cliffs, Inc.* (Metals & Mining)	6,727	108,372
CNO Financial Group, Inc. (Insurance)	1,495	34,161
Coca-Cola Consolidated, Inc. (Beverages)	60	30,741
Cognex Corp. (Electronic Equipment, Instruments & Components)	1,083	51,020
Coherent Corp.* (Electronic Equipment, Instruments & Components)	1,811	63,566
Columbia Sportswear Co. (Textiles, Apparel & Luxury Goods)	462	40,462
Commerce Bancshares, Inc. (Banks)	478	32,548
Commercial Metals Co. (Metals & Mining)	674	32,554
CommVault Systems, Inc.* (Software)	192	12,065
Corporate Office Properties Trust (Equity Real Estate Investment Trusts (REITs))	705	18,288
Coty, Inc.*—Class A (Personal Products)	4,774	40,866
Cousins Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	1,974	49,922
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)	290	27,475
Crane Holdings Co. (Machinery)	311	31,240
CubeSmart (Equity Real Estate Investment Trusts (REITs))	1,347	54,217
Cullen/Frost Bankers, Inc. (Banks)	277	37,035
Dana, Inc. (Auto Components)	1,668	25,237
Dick’s Sporting Goods, Inc. (Specialty Retail)	363	43,665
Donaldson Co., Inc. (Machinery)	576	33,909
Douglas Emmett, Inc. (Equity Real Estate Investment Trusts (REITs))	2,294	35,970
Dycom Industries, Inc.* (Construction & Engineering)	123	11,513
East West Bancorp, Inc. (Banks)	900	59,310
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	256	37,903
Encompass Health Corp. (Health Care Providers & Services)	703	42,046
Energizer Holdings, Inc. (Household Products)	864	28,987
EnerSys (Electrical Equipment)	533	39,357
Enovis Corp.* (Health Care Equipment & Supplies)	622	33,289
Envestnet, Inc.* (Software)	368	22,706
Envista Holdings Corp.* (Health Care Equipment & Supplies)	2,130	71,718
EPR Properties (Equity Real Estate Investment Trusts (REITs))	978	36,890
Equitrans Midstream Corp. (Oil, Gas & Consumable Fuels)	3,055	20,469
Esab Corp. (Machinery)	675	31,671
Essent Group, Ltd. (Thrifts & Mortgage Finance)	1,407	54,704
Euronet Worldwide, Inc.* (IT Services)	313	29,541
Evercore, Inc.—Class A (Capital Markets)	232	25,307
F.N.B. Corp. (Banks)	4,581	59,782
Federated Hermes, Inc.—Class B (Capital Markets)	342	12,418
First American Financial Corp. (Insurance)	1,352	70,764

See accompanying notes to financial statements.

166 :: ProFund VP Mid-Cap Value :: Financial Statements

Common Stocks, continued

	Shares	Value
First Financial Bankshares, Inc. (Banks)	797	$27,417
First Horizon Corp. (Banks)	2,382	58,359
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	845	40,780
Five Below, Inc.* (Specialty Retail)	224	39,619
Flowers Foods, Inc. (Food Products)	929	26,699
Flowserve Corp. (Machinery)	1,707	52,371
Fluor Corp.* (Construction & Engineering)	1,854	64,260
Foot Locker, Inc. (Specialty Retail)	1,034	39,075
Fortune Brands Innovations, Inc. (Building Products)	1,674	95,603
Frontier Communications Parent, Inc.* (Diversified Telecommunication Services)	2,911	74,172
Fulton Financial Corp. (Banks)	1,116	18,782
GameStop Corp.*—Class A (Specialty Retail)	3,300	60,918
GATX Corp. (Trading Companies & Distributors)	221	23,501
Genpact, Ltd. (IT Services)	947	43,865
Gentex Corp. (Auto Components)	1,655	45,132
Glacier Bancorp, Inc. (Banks)	665	32,864
Graco, Inc. (Machinery)	771	51,857
Graham Holdings Co.—Class B (Diversified Consumer Services)	50	30,211
Greif, Inc.—Class A (Containers & Packaging)	334	22,398
Grocery Outlet Holding Corp.* (Food & Staples Retailing)	1,155	33,714
GXO Logistics, Inc.* (Air Freight & Logistics)	1,549	66,127
Hancock Whitney Corp. (Banks)	569	27,534
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	4,558	28,989
Harley-Davidson, Inc. (Automobiles)	643	26,749
Hawaiian Electric Industries, Inc. (Electric Utilities)	1,428	59,761
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	4,968	95,733
Helen of Troy, Ltd.* (Household Durables)	313	34,715
Hexcel Corp. (Aerospace & Defense)	1,099	64,676
HF Sinclair Corp. (Oil, Gas & Consumable Fuels)	983	51,007
Highwoods Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	1,373	38,417
Home BancShares, Inc. (Banks)	2,477	56,451
IAA, Inc.* (Commercial Services & Supplies)	629	25,160
ICU Medical, Inc.* (Health Care Equipment & Supplies)	263	41,417
IDACORP, Inc. (Electric Utilities)	310	33,434
Independence Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	2,924	49,299
Ingredion, Inc. (Food Products)	856	83,829
Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	948	53,155
Interactive Brokers Group, Inc. (Capital Markets)	591	42,759
International Bancshares Corp. (Banks)	269	12,309
IPG Photonics Corp. (Electronic Equipment, Instruments & Components)	420	39,761
ITT, Inc. (Machinery)	583	47,281
Jabil, Inc. (Electronic Equipment, Instruments & Components)	1,755	119,692
Janus Henderson Group PLC (Capital Markets)	1,729	40,666
JBG Smith Properties (Equity Real Estate Investment Trusts (REITs))	1,292	24,522
JetBlue Airways Corp.* (Airlines)	4,230	27,410
John Wiley & Sons, Inc.—Class A (Media)	561	22,474
Jones Lang LaSalle, Inc.* (Real Estate Management & Development)	619	98,650
KB Home (Household Durables)	1,085	34,557
Kemper Corp. (Insurance)	834	41,033
Kennametal, Inc. (Machinery)	1,052	25,311
Kilroy Realty Corp. (Equity Real Estate Investment Trusts (REITs))	1,371	53,017
Kirby Corp.* (Marine)	781	50,257
Kite Realty Group Trust (Equity Real Estate Investment Trusts (REITs))	2,859	60,182
Knight-Swift Transportation Holdings, Inc. (Road & Rail)	1,047	54,874
Kohl’s Corp. (Multiline Retail)	1,524	38,481
Kyndryl Holdings, Inc.* (IT Services)	2,666	29,646
Lamar Advertising Co.—Class A (Equity Real Estate Investment Trusts (REITs))	502	47,389
Lear Corp. (Auto Components)	772	95,743
Leggett & Platt, Inc. (Household Durables)	1,731	55,790
Lennox International, Inc. (Building Products)	160	38,277
Life Storage, Inc. (Equity Real Estate Investment Trusts (REITs))	433	42,651
Light & Wonder, Inc.* (Hotels, Restaurants & Leisure)	661	38,735
Lithia Motors, Inc. (Specialty Retail)	357	73,091
Littelfuse, Inc. (Electronic Equipment, Instruments & Components)	123	27,085
LivaNova PLC* (Health Care Equipment & Supplies)	698	38,767
Lumentum Holdings, Inc.* (Communications Equipment)	889	46,379
Macy’s, Inc. (Multiline Retail)	3,538	73,060
Manhattan Associates, Inc.* (Software)	342	41,519
ManpowerGroup, Inc. (Professional Services)	661	55,003
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)	500	67,294
Masimo Corp.* (Health Care Equipment & Supplies)	234	34,620
MasTec, Inc.* (Construction & Engineering)	771	65,789
Mattel, Inc.* (Leisure Products)	4,627	82,545
MAXIMUS, Inc. (IT Services)	789	57,857
MDU Resources Group, Inc. (Construction & Engineering)	2,656	80,583
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	7,806	86,959
Mercury Systems, Inc.* (Aerospace & Defense)	317	14,183
MGIC Investment Corp. (Thrifts & Mortgage Finance)	3,878	50,414
MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment)	747	63,293
MSA Safety, Inc. (Commercial Services & Supplies)	216	31,145
MSC Industrial Direct Co., Inc. (Trading Companies & Distributors)	307	25,082
National Fuel Gas Co. (Gas Utilities)	358	22,661
National Instruments Corp. (Electronic Equipment, Instruments & Components)	716	26,420
National Retail Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	1,097	50,199
National Storage Affiliates Trust (Equity Real Estate Investment Trusts (REITs))	584	21,094
Navient Corp. (Consumer Finance)	1,381	22,717

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Mid-Cap Value :: 167

Common Stocks, continued

	Shares	Value
NCR Corp.* (Technology Hardware, Storage & Peripherals)	1,793	$41,974
Neogen Corp.* (Health Care Equipment & Supplies)	2,821	42,965
New Jersey Resources Corp. (Gas Utilities)	440	21,833
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)	8,881	76,376
NewMarket Corp. (Chemicals)	41	12,756
Nordstrom, Inc. (Multiline Retail)	1,455	23,484
NorthWestern Corp. (Multi-Utilities)	753	44,683
Old National Bancorp (Banks)	3,823	68,738
Old Republic International Corp. (Insurance)	3,693	89,185
Ollie’s Bargain Outlet Holdings, Inc.* (Multiline Retail)	386	18,080
Omega Healthcare Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	1,559	43,574
Omnicell, Inc.* (Health Care Technology)	582	29,344
Ormat Technologies, Inc. (Independent Power and Renewable Electricity Producers)	260	22,485
Oshkosh Corp. (Machinery)	853	75,226
Owens Corning (Building Products)	561	47,853
PacWest Bancorp (Banks)	1,539	35,320
Papa John’s International, Inc. (Hotels, Restaurants & Leisure)	230	18,931
Park Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts (REITs))	2,936	34,615
Patterson Cos., Inc. (Health Care Providers & Services)	1,131	31,702
Pebblebrook Hotel Trust (Equity Real Estate Investment Trusts (REITs))	1,719	23,017
Penn Entertainment, Inc.* (Hotels, Restaurants & Leisure)	2,025	60,143
Penumbra, Inc.* (Health Care Equipment & Supplies)	183	40,710
Performance Food Group Co.* (Food & Staples Retailing)	1,117	65,223
Perrigo Co. PLC (Pharmaceuticals)	1,756	59,862
Physicians Realty Trust (Equity Real Estate Investment Trusts (REITs))	2,983	43,164
Pilgrim’s Pride Corp.* (Food Products)	589	13,977
Pinnacle Financial Partners, Inc. (Banks)	998	73,253
PNM Resources, Inc. (Electric Utilities)	425	20,736
Polaris, Inc. (Leisure Products)	342	34,542
Portland General Electric Co. (Electric Utilities)	1,164	57,036
Post Holdings, Inc.* (Food Products)	709	63,994
PotlatchDeltic Corp. (Equity Real Estate Investment Trusts (REITs))	453	19,927
Primerica, Inc. (Insurance)	150	21,273
Progyny, Inc.* (Health Care Providers & Services)	620	19,313
Prosperity Bancshares, Inc. (Banks)	1,191	86,562
PVH Corp. (Textiles, Apparel & Luxury Goods)	851	60,072
QuidelOrtho Corp.* (Health Care Equipment & Supplies)	314	26,900
R1 RCM, Inc.* (Health Care Providers & Services)	1,796	19,666
Rayonier, Inc. (Equity Real Estate Investment Trusts (REITs))	860	28,346
Regal Rexnord Corp. (Electrical Equipment)	863	103,542
Reinsurance Group of America, Inc. (Insurance)	873	124,044
RenaissanceRe Holdings, Ltd. (Insurance)	250	46,058
Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts (REITs))	1,029	56,225
RH* (Specialty Retail)	250	66,798
RXO, Inc.* (Road & Rail)	1,505	25,886
Ryder System, Inc. (Road & Rail)	655	54,738
Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	3,017	37,501
Saia, Inc.* (Road & Rail)	150	31,452
Science Applications International Corp. (Professional Services)	237	26,290
Sensient Technologies Corp. (Chemicals)	549	40,033
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	206	27,948
SiTime Corp.* (Semiconductors & Semiconductor Equipment)	98	9,959
Skechers U.S.A., Inc.*—Class A (Textiles, Apparel & Luxury Goods)	1,750	73,412
SL Green Realty Corp. (Equity Real Estate Investment Trusts (REITs))	839	28,291
Sonoco Products Co. (Containers & Packaging)	624	37,883
Sotera Health Co.* (Life Sciences Tools & Services)	1,292	10,762
Southwest Gas Holdings, Inc. (Gas Utilities)	806	49,875
Spire, Inc. (Gas Utilities)	349	24,032
Spirit Realty Capital, Inc. (Equity Real Estate Investment Trusts (REITs))	1,823	72,792
Sprouts Farmers Market, Inc.* (Food & Staples Retailing)	636	20,587
STAAR Surgical Co.* (Health Care Equipment & Supplies)	200	9,708
Stericycle, Inc.* (Commercial Services & Supplies)	1,204	60,068
Stifel Financial Corp. (Capital Markets)	1,387	80,959
STORE Capital Corp. (Equity Real Estate Investment Trusts (REITs))	1,804	57,836
SunPower Corp.* (Semiconductors & Semiconductor Equipment)	492	8,871
Sunrun, Inc.* (Electrical Equipment)	2,782	66,824
Super Micro Computer, Inc.* (Technology Hardware, Storage & Peripherals)	119	9,770
Synaptics, Inc.* (Semiconductors & Semiconductor Equipment)	520	49,483
Syneos Health, Inc.* (Life Sciences Tools & Services)	1,343	49,261
Synovus Financial Corp. (Banks)	1,898	71,270
Tandem Diabetes Care, Inc.* (Health Care Equipment & Supplies)	336	15,103
Taylor Morrison Home Corp.* (Household Durables)	1,415	42,945
TD SYNNEX Corp. (Electronic Equipment, Instruments & Components)	548	51,901
TEGNA, Inc. (Media)	2,912	61,705
Tenet Healthcare Corp.* (Health Care Providers & Services)	1,411	68,843
Teradata Corp.* (IT Services)	718	24,168
Terex Corp. (Machinery)	881	37,636
Tetra Tech, Inc. (Commercial Services & Supplies)	297	43,121
Texas Capital Bancshares, Inc.* (Banks)	651	39,262
The Boston Beer Co., Inc.*—Class A (Beverages)	38	12,522

See accompanying notes to financial statements.

168 :: ProFund VP Mid-Cap Value :: Financial Statements

Common Stocks, continued

	Shares	Value
The Brink’s Co. (Commercial Services & Supplies)	321	$17,241
The Chemours Co. (Chemicals)	848	25,966
The Gap, Inc. (Specialty Retail)	2,754	31,065
The Goodyear Tire & Rubber Co.* (Auto Components)	3,695	37,504
The Hanover Insurance Group, Inc. (Insurance)	189	25,540
The Macerich Co. (Equity Real Estate Investment Trusts (REITs))	2,805	31,584
The Middleby Corp.* (Machinery)	366	49,007
The New York Times Co.—Class A (Media)	1,075	34,895
The Scotts Miracle-Gro Co.—Class A (Chemicals)	527	25,607
The Timken Co. (Machinery)	440	31,095
The Western Union Co. (IT Services)	5,043	69,442
Thor Industries, Inc. (Automobiles)	701	52,918
Toll Brothers, Inc. (Household Durables)	1,374	68,591
TopBuild Corp.* (Household Durables)	196	30,672
Topgolf Callaway Brands Corp.* (Leisure Products)	1,810	35,748
Travel + Leisure Co. (Hotels, Restaurants & Leisure)	1,061	38,620
Trex Co., Inc.* (Building Products)	674	28,530
TripAdvisor, Inc.* (Interactive Media & Services)	1,370	24,633
UGI Corp. (Gas Utilities)	2,734	101,350
UMB Financial Corp. (Banks)	567	47,356
Umpqua Holdings Corp. (Banks)	2,833	50,569
Under Armour, Inc.*—Class A (Textiles, Apparel & Luxury Goods)	2,466	25,055
Under Armour, Inc.*—Class C (Textiles, Apparel & Luxury Goods)	2,574	22,960
United Bankshares, Inc. (Banks)	915	37,048
United States Steel Corp. (Metals & Mining)	3,057	76,578
Univar Solutions, Inc.* (Trading Companies & Distributors)	2,130	67,734
Universal Display Corp. (Semiconductors & Semiconductor Equipment)	211	22,796
Unum Group (Insurance)	2,442	100,194
Valley National Bancorp (Banks)	5,488	62,069
Valvoline, Inc. (Chemicals)	1,248	40,746
ViaSat, Inc.* (Communications Equipment)	988	31,270
Vicor Corp.* (Electrical Equipment)	165	8,869
Victoria’s Secret & Co.* (Specialty Retail)	1,061	37,963
Vishay Intertechnology, Inc. (Electronic Equipment, Instruments & Components)	1,693	36,518
Vontier Corp. (Electronic Equipment, Instruments & Components)	2,064	39,897
Voya Financial, Inc. (Diversified Financial Services)	1,268	77,969
Washington Federal, Inc. (Thrifts & Mortgage Finance)	401	13,454
Watts Water Technologies, Inc.—Class A (Machinery)	171	25,005
Webster Financial Corp. (Banks)	2,271	107,510
Werner Enterprises, Inc. (Road & Rail)	767	30,879
Williams-Sonoma, Inc. (Specialty Retail)	452	51,944
Wintrust Financial Corp. (Banks)	792	66,940
Wolfspeed, Inc.* (Semiconductors & Semiconductor Equipment)	891	61,515
Woodward, Inc. (Machinery)	785	75,840
Worthington Industries, Inc. (Metals & Mining)	201	9,992
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)	554	39,506
Xerox Holdings Corp. (Technology Hardware, Storage & Peripherals)	1,464	21,374
XPO, Inc.* (Air Freight & Logistics)	1,503	50,035
YETI Holdings, Inc.* (Leisure Products)	507	20,944
Ziff Davis, Inc.* (Interactive Media & Services)	617	48,804
TOTAL COMMON STOCKS (Cost $11,278,404)		13,192,406
TOTAL INVESTMENT SECURITIES (Cost $11,278,404)—100.0%		13,192,406
Net other assets (liabilities)—NM		(379)
NET ASSETS—100.0%		$13,192,027

*	Non-income producing security.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Mid-Cap Value :: 169

ProFund VP Mid-Cap Value invested in the following industries as of December 31, 2022:

	Value	% of Net Assets
Aerospace & Defense	$78,859	0.6%
Air Freight & Logistics	116,162	0.9%
Airlines	27,410	0.2%
Auto Components	246,528	1.9%
Automobiles	79,667	0.6%
Banks	1,369,553	10.3%
Beverages	43,263	0.3%
Biotechnology	29,122	0.2%
Building Products	210,263	1.6%
Capital Markets	228,567	1.7%
Chemicals	205,937	1.6%
Commercial Services & Supplies	176,735	1.3%
Communications Equipment	176,245	1.3%
Construction & Engineering	293,316	2.2%
Consumer Finance	22,717	0.2%
Containers & Packaging	109,882	0.8%
Diversified Consumer Services	30,211	0.2%
Diversified Financial Services	77,969	0.6%
Diversified Telecommunication Services	74,172	0.6%
Electric Utilities	219,156	1.7%
Electrical Equipment	253,536	1.9%
Electronic Equipment, Instruments & Components	589,582	4.4%
Equity Real Estate Investment Trusts (REITs)	1,432,732	10.9%
Food & Staples Retailing	169,673	1.3%
Food Products	188,499	1.5%
Gas Utilities	219,751	1.6%
Health Care Equipment & Supplies	408,352	3.1%
Health Care Providers & Services	289,633	2.2%
Health Care Technology	29,344	0.2%
Hotels, Restaurants & Leisure	330,721	2.5%
Household Durables	267,270	2.0%
Household Products	28,987	0.2%
Independent Power and Renewable Electricity Producers	22,485	0.2%
Insurance	667,550	5.0%
Interactive Media & Services	73,437	0.6%
IT Services	254,519	1.9%
Leisure Products	201,602	1.5%
Life Sciences Tools & Services	153,530	1.2%
Machinery	655,552	5.0%
Marine	50,257	0.4%
Media	163,209	1.2%
Metals & Mining	332,532	2.5%
Multiline Retail	153,105	1.2%
Multi-Utilities	73,382	0.6%
Oil, Gas & Consumable Fuels	71,476	0.5%
Personal Products	67,634	0.5%
Pharmaceuticals	59,862	0.5%
Professional Services	167,401	1.3%
Real Estate Management & Development	98,650	0.7%
Road & Rail	197,829	1.5%
Semiconductors & Semiconductor Equipment	259,415	2.0%
Software	206,382	1.6%
Specialty Retail	469,997	3.6%
Technology Hardware, Storage & Peripherals	73,118	0.6%
Textiles, Apparel & Luxury Goods	384,403	2.9%
Thrifts & Mortgage Finance	194,948	1.5%
Trading Companies & Distributors	116,317	0.9%
Other**	(379)	NM
Total	$13,192,027	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

170 :: ProFund VP Mid-Cap Value :: Financial Statements

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$11,278,404
Securities, at value	13,192,406
Total Investment Securities, at value	13,192,406
Dividends receivable	19,374
Receivable for capital shares issued	970,061
Prepaid expenses	1,104
TOTAL ASSETS	14,182,945

LIABILITIES:
Cash overdraft	24,405
Payable for capital shares redeemed	1,419
Payable for investments purchased	934,428
Advisory fees payable	7,204
Management services fees payable	961
Administration fees payable	1,135
Administrative services fees payable	3,683
Distribution fees payable	3,693
Transfer agency fees payable	1,924
Fund accounting fees payable	727
Compliance services fees payable	88
Other accrued expenses	11,251
TOTAL LIABILITIES	990,918
NET ASSETS	$13,192,027

NET ASSETS CONSIST OF:
Capital	$12,404,854
Total distributable earnings (loss)	787,173
NET ASSETS	$13,192,027
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	333,879
Net Asset Value (offering and redemption price per share)	$39.51

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends	$270,135
Interest	464
Net income from securities lending	12
TOTAL INVESTMENT INCOME	270,611

EXPENSES:
Advisory fees	105,162
Management services fees	14,022
Administration fees	13,324
Transfer agency fees	11,548
Administrative services fees	38,518
Distribution fees	35,054
Custody fees	3,856
Fund accounting fees	8,505
Trustee fees	234
Compliance services fees	88
Other fees	13,881
Total Gross Expenses before reductions	244,192
Expenses reduced and reimbursed by the Advisor	(8,629)
TOTAL NET EXPENSES	235,563
NET INVESTMENT INCOME (LOSS)	35,048

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	690,426
Change in net unrealized appreciation/depreciation on investment securities	(2,711,169)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(2,020,743)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,985,695)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Mid-Cap Value :: 171

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$35,048	$16,314
Net realized gains (losses) on investments	690,426	2,612,443
Change in net unrealized appreciation/depreciation on investments	(2,711,169)	1,298,752
Change in net assets resulting from operations	(1,985,695)	3,927,509

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(2,127,084)	(54,454)
Change in net assets resulting from distributions	(2,127,084)	(54,454)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	22,888,416	32,827,757
Distributions reinvested	2,127,084	54,454
Value of shares redeemed	(26,392,119)	(30,546,186)
Change in net assets resulting from capital transactions	(1,376,619)	2,336,025
Change in net assets	(5,489,398)	6,209,080

NET ASSETS:
Beginning of period	18,681,425	12,472,345
End of period	$13,192,027	$18,681,425

SHARE TRANSACTIONS:
Issued	514,499	697,548
Reinvested	53,417	1,143
Redeemed	(604,225)	(645,363)
Change in shares	(36,309)	53,328

See accompanying notes to financial statements.

172 :: ProFund VP Mid-Cap Value :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$50.46	$39.36	$42.15	$35.25	$46.61

Investment Activities:
Net investment income (loss)(a)	0.11	0.04	0.21	0.10	0.09
Net realized and unrealized gains (losses) on investments	(4.32)	11.18	0.13	8.22	(5.33)
Total income (loss) from investment activities	(4.21)	11.22	0.34	8.32	(5.24)

Distributions to Shareholders From:
Net investment income	(0.07)	(0.12)	(0.15)	(0.08)	(0.05)
Net realized gains on investments	(6.67)	—	(2.98)	(1.34)	(6.07)
Total distributions	(6.74)	(0.12)	(3.13)	(1.42)	(6.12)

Net Asset Value, End of Period	$39.51	$50.46	$39.36	$42.15	$35.25

Total Return(b)	(8.45)%	28.53%	2.30%	24.08%	(13.29)%

Ratios to Average Net Assets:
Gross expenses(b)	1.74%	1.70%	1.80%	1.75%	1.71%
Net expenses(b)	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)(b)	0.25%	0.08%	0.60%	0.26%	0.21%

Supplemental Data:
Net assets, end of period (000’s)	$13,192	$18,681	$12,472	$17,712	$10,985
Portfolio turnover rate(c)	175%	172%	163%	232%	127%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Nasdaq-100 :: 173

ProFund VP Nasdaq-100 (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Nasdaq-100® Index (the “Index”). For the year ended December 31, 2022, the Fund had a total return of -33.91%. For the same period, the Index had a total return of -32.38%1 and a volatility of 32.52%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index, a modified market capitalization-weighted index, includes 100 of the largest non-financial domestic and international issues listed on Nasdaq.

During the year ended December 31, 2022, the Fund invested in swap agreements and futures contracts in addition to investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Nasdaq-100 from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Nasdaq-100	-33.91%	10.00%	14.07%
Nasdaq-100® Index	-32.38%	12.36%	16.45%

Expense Ratios**

Fund	Gross	Net
ProFund VP Nasdaq-100	1.68%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	74%
Futures Contracts	10%
Swap Agreements	16%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Microsoft Corp.	9.4%
Apple, Inc.	8.7%
Alphabet, Inc.	5.7%
Amazon.com, Inc.	4.5%
NVIDIA Corp.	2.5%

Nasdaq-100® Index – Composition

% of Index
Information Technology	51%
Communication Services	16%
Consumer Discretionary	14%
Health Care	7%
Consumer Staples	7%
Industrials	4%
Utilities	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

174 :: ProFund VP Nasdaq-100 :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2022

Common Stocks (74.3%)

	Shares	Value
Activision Blizzard, Inc. (Entertainment)	4,083	$312,554
Adobe, Inc.* (Software)	2,425	816,084
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	8,411	544,780
Airbnb, Inc.*—Class A (Hotels, Restaurants & Leisure)	2,077	177,584
Align Technology, Inc.* (Health Care Equipment & Supplies)	407	85,836
Alphabet, Inc.*—Class A (Interactive Media & Services)	24,480	2,159,870
Alphabet, Inc.*—Class C (Interactive Media & Services)	24,473	2,171,490
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	41,022	3,445,848
American Electric Power Co., Inc. (Electric Utilities)	2,681	254,562
Amgen, Inc. (Biotechnology)	2,783	730,927
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	2,657	435,828
ANSYS, Inc.* (Software)	454	109,682
Apple, Inc. (Technology Hardware, Storage & Peripherals)	51,450	6,684,899
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	4,488	437,041
ASML Holding N.V.NYS (Semiconductors & Semiconductor Equipment)	461	251,890
AstraZeneca PLCADR (Pharmaceuticals)	3,187	216,079
Atlassian Corp.*—Class A (Software)	773	99,470
Autodesk, Inc.* (Software)	1,126	210,416
Automatic Data Processing, Inc. (IT Services)	2,164	516,893
Baker Hughes Co. (Energy Equipment & Services)	5,224	154,265
Biogen, Inc.* (Biotechnology)	751	207,967
Booking Holdings, Inc.* (Hotels, Restaurants & Leisure)	202	407,087
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	2,113	1,181,442
Cadence Design Systems, Inc.* (Software)	1,431	229,876
Charter Communications, Inc.*—Class A (Media)	812	275,349
Cintas Corp. (Commercial Services & Supplies)	530	239,358
Cisco Systems, Inc. (Communications Equipment)	21,430	1,020,925
Cognizant Technology Solutions Corp.—Class A (IT Services)	2,681	153,326
Comcast Corp.—Class A (Media)	22,504	786,965
Constellation Energy Corp. (Electric Utilities)	1,706	147,074
Copart, Inc.* (Commercial Services & Supplies)	2,485	151,312
CoStar Group, Inc.* (Professional Services)	2,122	163,988
Costco Wholesale Corp. (Food & Staples Retailing)	2,309	1,054,058
Crowdstrike Holdings, Inc.*—Class A (Software)	1,139	119,925
CSX Corp. (Road & Rail)	10,967	339,758
Datadog, Inc.*—Class A (Software)	1,524	112,014
DexCom, Inc.* (Health Care Equipment & Supplies)	2,015	228,179
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	918	125,564
Dollar Tree, Inc.* (Multiline Retail)	1,154	163,222
eBay, Inc. (Internet & Direct Marketing Retail)	2,831	117,402
Electronic Arts, Inc. (Entertainment)	1,440	175,939
Enphase Energy, Inc.* (Semiconductors & Semiconductor Equipment)	709	187,857
Exelon Corp. (Electric Utilities)	5,184	224,104
Fastenal Co. (Trading Companies & Distributors)	2,988	141,392
Fiserv, Inc.* (IT Services)	3,313	334,845
Fortinet, Inc.* (Software)	4,075	199,227
Gilead Sciences, Inc. (Biotechnology)	6,543	561,717
GLOBALFOUNDRIES, Inc.*(a) (Semiconductors & Semiconductor Equipment)	2,843	153,209
Honeywell International, Inc. (Industrial Conglomerates)	3,507	751,550
IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	432	176,239
Illumina, Inc.* (Life Sciences Tools & Services)	821	166,006
Intel Corp. (Semiconductors & Semiconductor Equipment)	21,529	569,011
Intuit, Inc. (Software)	1,465	570,207
Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	1,843	489,040
JD.com, Inc.ADR (Internet & Direct Marketing Retail)	2,534	142,233
Keurig Dr Pepper, Inc. (Beverages)	7,388	263,456
KLA Corp. (Semiconductors & Semiconductor Equipment)	739	278,625
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	711	298,833
Lucid Group, Inc.*(a) (Automobiles)	8,766	59,872
Lululemon Athletica, Inc.* (Textiles, Apparel & Luxury Goods)	638	204,402
Marriott International, Inc.—Class A (Hotels, Restaurants & Leisure)	1,651	245,817
Marvell Technology, Inc. (Semiconductors & Semiconductor Equipment)	4,448	164,754
Mercadolibre, Inc.* (Internet & Direct Marketing Retail)	262	221,715
Meta Platforms, Inc.*—Class A (Interactive Media & Services)	11,730	1,411,588
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	2,869	201,547
Micron Technology, Inc. (Semiconductors & Semiconductor Equipment)	5,671	283,437
Microsoft Corp. (Software)	29,851	7,158,866
Moderna, Inc.* (Biotechnology)	2,004	359,958
Mondelez International, Inc.—Class A (Food Products)	7,124	474,815
Monster Beverage Corp.* (Beverages)	2,722	276,365
Netflix, Inc.* (Entertainment)	2,321	684,416
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	12,833	1,875,415

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Nasdaq-100 :: 175

Common Stocks, continued

	Shares	Value
NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment)	1,352	$213,657
Old Dominion Freight Line, Inc. (Road & Rail)	576	163,457
O’Reilly Automotive, Inc.* (Specialty Retail)	326	275,153
PACCAR, Inc. (Machinery)	1,814	179,532
Palo Alto Networks, Inc.* (Software)	1,577	220,055
Paychex, Inc. (IT Services)	1,880	217,253
PayPal Holdings, Inc.* (IT Services)	5,948	423,617
PepsiCo, Inc. (Beverages)	7,187	1,298,403
Pinduoduo, Inc.*ADR (Internet & Direct Marketing Retail)	2,442	199,145
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	5,848	642,929
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	559	403,313
Rivian Automotive, Inc.*—Class A (Automobiles)	4,763	87,782
Ross Stores, Inc. (Specialty Retail)	1,810	210,087
Seagen, Inc.* (Biotechnology)	969	124,526
Sirius XM Holdings, Inc.(a) (Media)	20,290	118,494
Starbucks Corp. (Hotels, Restaurants & Leisure)	5,988	594,009
Synopsys, Inc.* (Software)	798	254,793
Tesla, Inc.* (Automobiles)	12,698	1,564,140
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	4,735	782,317
The Kraft Heinz Co. (Food Products)	6,390	260,137
T-Mobile U.S., Inc.* (Wireless Telecommunication Services)	6,490	908,600
Verisk Analytics, Inc. (Professional Services)	816	143,959
Vertex Pharmaceuticals, Inc.* (Biotechnology)	1,339	386,676
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	4,511	168,531
Warner Bros Discovery, Inc.* (Entertainment)	12,668	120,093
Workday, Inc.*—Class A (Software)	1,054	176,366
Xcel Energy, Inc. (Electric Utilities)	2,855	200,164
Zoom Video Communications, Inc.*—Class A (Software)	1,281	86,775
Zscaler, Inc.* (Software)	752	84,149
TOTAL COMMON STOCKS (Cost $16,587,099)		56,855,358

Repurchase Agreements(b)(c) (11.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $8,515,936	$8,512,000	$8,512,000
TOTAL REPURCHASE AGREEMENTS (Cost $8,512,000)		8,512,000

Collateral for Securities Loaned(d) (0.4%)

	Shares	Value
Invesco Government & Agency Portfolio—Institutional Shares, 4.23%(e)	335,947	$335,947
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $335,947)		335,947
TOTAL INVESTMENT SECURITIES (Cost $25,435,046)—85.8%		65,703,305
Net other assets (liabilities)—14.2%		10,831,421
NET ASSETS—100.0%		$76,534,726

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $331,508.
(b)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2022, the aggregate amount held in a segregated account was $172,000.
(c)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(d)	Securities were purchased with cash collateral held from securities on loan at December 31, 2022.
(e)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2022.
ADR	American Depositary Receipt
NYS	New York Shares

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini Nasdaq-100 Futures Contracts	35	3/20/23	$7,715,575	$(144,586)

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Nasdaq-100 Index	Goldman Sachs International	1/27/23	4.93%	$12,318,170	$45,700
Nasdaq-100 Index	UBS AG	1/27/23	5.13%	240,675	30,277
				$12,558,845	$75,977

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

176 :: ProFund VP Nasdaq-100 :: Financial Statements

ProFund VP Nasdaq-100 invested in the following industries as of December 31, 2022:

	Value	% of Net Assets
Automobiles	$1,711,794	2.2%
Beverages	1,838,224	2.4%
Biotechnology	2,775,084	3.6%
Commercial Services & Supplies	390,670	0.5%
Communications Equipment	1,020,925	1.3%
Electric Utilities	825,904	1.1%
Energy Equipment & Services	154,265	0.2%
Entertainment	1,293,002	1.7%
Food & Staples Retailing	1,222,589	1.6%
Food Products	734,952	1.0%
Health Care Equipment & Supplies	979,294	1.3%
Hotels, Restaurants & Leisure	1,424,497	1.9%
Industrial Conglomerates	751,550	1.0%
Interactive Media & Services	5,742,948	7.5%
Internet & Direct Marketing Retail	4,126,343	5.4%
IT Services	1,645,934	2.2%
Life Sciences Tools & Services	166,006	0.2%
Machinery	179,532	0.2%
Media	1,180,808	1.5%
Multiline Retail	163,222	0.2%
Oil, Gas & Consumable Fuels	125,564	0.2%
Pharmaceuticals	216,079	0.3%
Professional Services	307,947	0.4%
Road & Rail	503,215	0.7%
Semiconductors & Semiconductor Equipment	8,502,572	11.1%
Software	10,447,905	13.6%
Specialty Retail	485,240	0.6%
Technology Hardware, Storage & Peripherals	6,684,899	8.7%
Textiles, Apparel & Luxury Goods	204,402	0.3%
Trading Companies & Distributors	141,392	0.2%
Wireless Telecommunication Services	908,600	1.2%
Other**	19,679,368	25.7%
Total	$76,534,726	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Nasdaq-100 :: 177

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$25,435,046
Securities, at value(a)	57,191,305
Repurchase agreements, at value	8,512,000
Total Investment Securities, at value	65,703,305
Cash	702,482
Segregated cash balances for futures contracts with brokers	608,300
Segregated cash balances for forward currency contracts with custodian	—
Dividends and interest receivable	27,986
Unrealized appreciation on swap agreements	75,977
Receivable for capital shares issued	10,028,597
Prepaid expenses	286
TOTAL ASSETS	77,146,933

LIABILITIES:
Payable for collateral for securities loaned	335,947
Payable for capital shares redeemed	28,526
Variation margin on futures contracts	7,350
Advisory fees payable	43,580
Management services fees payable	5,811
Administration fees payable	7,157
Administrative services fees payable	40,032
Distribution fees payable	42,534
Transfer agency fees payable	12,465
Fund accounting fees payable	4,070
Compliance services fees payable	592
Other accrued expenses	84,143
TOTAL LIABILITIES	612,207
NET ASSETS	$76,534,726

NET ASSETS CONSIST OF:
Capital	$36,825,429
Total distributable earnings (loss)	39,709,297
NET ASSETS	$76,534,726
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,002,967
Net Asset Value (offering and redemption price per share)	$38.21

(a) Includes securities on loan valued at:	$331,508

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends	$608,579
Interest	386,724
Foreign tax withholding	(734)
Net income from securities lending	14,617
TOTAL INVESTMENT INCOME	1,009,186

EXPENSES:
Advisory fees	745,932
Management services fees	99,457
Administration fees	94,765
Transfer agency fees	81,320
Administrative services fees	241,934
Distribution fees	248,644
Custody fees	18,200
Fund accounting fees	52,920
Trustee fees	1,635
Compliance services fees	592
Other fees	141,937
Total Gross Expenses before reductions	1,727,336
Expenses reduced and reimbursed by the Advisor	(56,450)
TOTAL NET EXPENSES	1,670,886
NET INVESTMENT INCOME (LOSS)	(661,700)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	18,704,883
Net realized gains (losses) on futures contracts	(4,104,371)
Net realized gains (losses) on swap agreements	(13,409,527)
Change in net unrealized appreciation/depreciation on investment securities	(50,923,978)
Change in net unrealized appreciation/depreciation on futures contracts	(142,939)
Change in net unrealized appreciation/depreciation on swap agreements	862,786
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(49,013,146)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(49,674,846)

See accompanying notes to financial statements.

178 :: ProFund VP Nasdaq-100 :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(661,700)	$(1,774,417)
Net realized gains (losses) on investments	1,190,985	21,820,059
Change in net unrealized appreciation/depreciation on investments	(50,204,131)	15,063,145
Change in net assets resulting from operations	(49,674,846)	35,108,787

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(19,959,331)	(18,959,830)
Change in net assets resulting from distributions	(19,959,331)	(18,959,830)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	882,649,055	711,820,368
Distributions reinvested	19,959,331	18,959,830
Value of shares redeemed	(934,020,910)	(724,556,281)
Change in net assets resulting from capital transactions	(31,412,524)	6,223,917
Change in net assets	(101,046,701)	22,372,874

NET ASSETS:
Beginning of period	177,581,427	155,208,553
End of period	$76,534,726	$177,581,427

SHARE TRANSACTIONS:
Issued	17,100,055	10,203,150
Reinvested	462,450	319,350
Redeemed	(17,963,588)	(10,312,826)
Change in shares	(401,083)	209,674

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Nasdaq-100 :: 179

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019		Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$73.87	$70.73	$51.68	$38.09		$42.74

Investment Activities:
Net investment income (loss)(a)	(0.34)	(0.81)	(0.59)	(0.13)		(0.15)
Net realized and unrealized gains (losses) on investments	(23.34)	15.53	24.00	14.06		(0.08)
Total income (loss) from investment activities	(23.68)	14.72	23.41	13.93		(0.23)

Distributions to Shareholders From:
Net realized gains on investments	(11.98)	(11.58)	(4.36)	(0.34)		(4.42)

Net Asset Value, End of Period	$38.21	$73.87	$70.73	$51.68		$38.09

Total Return(b)	(33.91)%	24.80%	45.57%	36.70%		(1.87	)%(c)

Ratios to Average Net Assets:
Gross expenses(b)	1.74%	1.68%	1.73%	1.72%		1.74%
Net expenses(b)	1.68%	1.68%	1.68%	1.69	%(d)	1.67	%(c)
Net investment income (loss)(b)	(0.67)%	(1.15)%	(0.99)%	(0.29)%		(0.34	)%(c)

Supplemental Data:
Net assets, end of period (000’s)	$76,535	$177,581	$155,209	$103,193		$64,653
Portfolio turnover rate(e)	9%	13%	10%	9%		6%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.68% and (0.35)%, respectively, and the total return would have been (1.88)%.
(d)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

180 :: ProFund VP Oil & Gas :: Management Discussion of Fund Performance

ProFund VP Oil & Gas (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Oil & GasSM Index (the “Index”). For the year ended December 31, 2022, the Fund had a total return of 59.43%. For the same period, the Index had a total return of 62.25%1 and a volatility of 35.06%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the oil and gas sector of the U.S. equity market. Component companies include, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers.

During the year ended December 31, 2022, the Fund invested in swap agreements in addition to investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*     The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Oil & Gas from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Oil & Gas	59.43%	6.57%	3.42%
Dow Jones U.S. Oil & GasSM Index	62.25%	8.42%	5.21%
S&P 500®	-18.11%	9.42%	12.56%

Expense Ratios**

Fund	Gross	Net
ProFund VP Oil & Gas	1.68%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	98%
Swap Agreements	3%
Total Exposure	101%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Exxon Mobil Corp.	24.0%
Chevron Corp.	16.9%
ConocoPhillips	7.8%
EOG Resources, Inc.	4.0%
Schlumberger, Ltd.	4.0%

Dow Jones U.S. Oil & GasSM Index – Composition

% of Index
Oil, Gas & Consumable Fuels	91%
Energy Equipment & Services	8%
Semiconductors & Semiconductor Equipment	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Oil & Gas :: 181

Schedule of Portfolio Investments :: December 31, 2022

Common Stocks (97.8%)

	Shares	Value
Antero Resources Corp.* (Oil, Gas & Consumable Fuels)	9,218	$285,666
APA Corp. (Oil, Gas & Consumable Fuels)	10,727	500,736
Baker Hughes Co. (Energy Equipment & Services)	33,435	987,336
Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)	8,302	1,244,968
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	3,579	337,750
Chevron Corp. (Oil, Gas & Consumable Fuels)	59,370	10,656,321
ConocoPhillips (Oil, Gas & Consumable Fuels)	41,603	4,909,154
Coterra Energy, Inc. (Oil, Gas & Consumable Fuels)	26,324	646,781
Devon Energy Corp. (Oil, Gas & Consumable Fuels)	21,825	1,342,456
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	5,876	803,719
DT Midstream, Inc. (Oil, Gas & Consumable Fuels)	3,229	178,435
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	19,611	2,540,017
EQT Corp. (Oil, Gas & Consumable Fuels)	12,254	414,553
Equitrans Midstream Corp. (Oil, Gas & Consumable Fuels)	14,448	96,802
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	137,484	15,164,486
First Solar, Inc.* (Semiconductors & Semiconductor Equipment)	3,310	495,805
Halliburton Co. (Energy Equipment & Services)	30,316	1,192,935
Hess Corp. (Oil, Gas & Consumable Fuels)	9,264	1,313,820
HF Sinclair Corp. (Oil, Gas & Consumable Fuels)	4,489	232,934
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	66,039	1,193,985
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	21,202	573,938
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	15,647	1,821,154
Matador Resources Co. (Oil, Gas & Consumable Fuels)	3,747	214,478
New Fortress Energy, Inc. (Oil, Gas & Consumable Fuels)	1,602	67,957
NOV, Inc. (Energy Equipment & Services)	13,114	273,951
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	24,276	1,529,145
OGE Energy Corp. (Electric Utilities)	6,683	264,313
ONEOK, Inc. (Oil, Gas & Consumable Fuels)	14,921	980,310
Ovintiv, Inc. (Oil, Gas & Consumable Fuels)	8,288	420,284
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)	3,076	195,264
Phillips 66 (Oil, Gas & Consumable Fuels)	15,791	1,643,527
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	7,933	1,811,818
Plug Power, Inc.*(a) (Electrical Equipment)	17,515	216,661
Range Resources Corp. (Oil, Gas & Consumable Fuels)	8,067	201,836
Schlumberger, Ltd. (Energy Equipment & Services)	47,342	2,530,902
Southwestern Energy Co.* (Oil, Gas & Consumable Fuels)	36,844	215,537
Targa Resources Corp. (Oil, Gas & Consumable Fuels)	7,557	555,440
TechnipFMC PLC* (Energy Equipment & Services)	14,904	181,680
Texas Pacific Land Corp. (Oil, Gas & Consumable Fuels)	206	482,911
The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	40,664	1,337,846
Valero Energy Corp. (Oil, Gas & Consumable Fuels)	12,867	1,632,308
TOTAL COMMON STOCKS (Cost $25,486,053)		61,689,919

Repurchase Agreements(b) (2.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $1,307,604	$1,307,000	$1,307,000
TOTAL REPURCHASE AGREEMENTS (Cost $1,307,000)		1,307,000

Collateral for Securities Loaned(c) (0.3%)

	Shares	Value
Invesco Government & Agency Portfolio—Institutional Shares, 4.23%(d)	214,954	$214,954
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $214,954)		214,954
TOTAL INVESTMENT SECURITIES (Cost $27,008,007)—100.2%		63,211,873
Net other assets (liabilities)—(0.2)%		(125,566)
NET ASSETS—100.0%		$63,086,307

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $214,904.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(c)	Securities were purchased with cash collateral held from securities on loan at December 31, 2022.
(d)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2022.

See accompanying notes to financial statements.

182 :: ProFund VP Oil & Gas :: Financial Statements

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Oil & Gas Index	Goldman Sachs International	1/23/23	4.93%	$1,825,924	$(1,658)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Oil & Gas invested in the following industries as of December 31, 2022:

	Value	% of Net Assets
Electric Utilities	$264,313	0.4%
Electrical Equipment	216,661	0.3%
Energy Equipment & Services	5,166,804	8.2%
Oil, Gas & Consumable Fuels	55,546,336	88.1%
Semiconductors & Semiconductor Equipment	495,805	0.8%
Other**	1,396,388	2.2%
Total	$63,086,307	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Oil & Gas :: 183

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$27,008,007
Securities, at value(a)	61,904,873
Repurchase agreements, at value	1,307,000
Total Investment Securities, at value	63,211,873
Cash	1,107
Segregated cash balances for swap agreements with custodian	400,000
Dividends and interest receivable	43,005
Receivable for capital shares issued	4,636
Prepaid expenses	153
TOTAL ASSETS	63,660,774

LIABILITIES:
Payable for collateral for securities loaned	214,954
Payable for capital shares redeemed	183,389
Unrealized depreciation on swap agreements	1,658
Advisory fees payable	39,315
Management services fees payable	5,242
Administration fees payable	5,643
Administrative services fees payable	31,570
Distribution fees payable	32,305
Transfer agency fees payable	10,258
Fund accounting fees payable	3,197
Compliance services fees payable	428
Other accrued expenses	46,508
TOTAL LIABILITIES	574,467
NET ASSETS	$63,086,307

NET ASSETS CONSIST OF:
Capital	$33,636,994
Total distributable earnings (loss)	29,449,313
NET ASSETS	$63,086,307
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,424,317
Net Asset Value (offering and redemption price per share)	$44.29

(a) Includes securities on loan valued at:	$214,904

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends	$2,120,524
Interest	17,553
Net income from securities lending	101
TOTAL INVESTMENT INCOME	2,138,178

EXPENSES:
Advisory fees	425,326
Management services fees	56,710
Administration fees	53,185
Transfer agency fees	48,242
Administrative services fees	137,339
Distribution fees	141,775
Custody fees	5,608
Fund accounting fees	31,235
Trustee fees	926
Compliance services fees	502
Other fees	68,826
Total Gross Expenses before reductions	969,674
Expenses reduced and reimbursed by the Advisor	(16,943)
TOTAL NET EXPENSES	952,731
NET INVESTMENT INCOME (LOSS)	1,185,447

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(1,170,457)
Net realized gains (losses) on swap agreements	(156,958)
Change in net unrealized appreciation/depreciation on investment securities	19,555,149
Change in net unrealized appreciation/depreciation on swap agreements	(794)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	18,226,940
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$19,412,387

See accompanying notes to financial statements.

184 :: ProFund VP Oil & Gas :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$1,185,447	$655,031
Net realized gains (losses) on investments	(1,327,415)	210,073
Change in net unrealized appreciation/depreciation on investments	19,554,355	9,106,741
Change in net assets resulting from operations	19,412,387	9,971,845

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(658,231)	(528,770)
Change in net assets resulting from distributions	(658,231)	(528,770)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	88,718,351	50,736,870
Distributions reinvested	658,231	528,770
Value of shares redeemed	(75,784,826)	(48,503,718)
Change in net assets resulting from capital transactions	13,591,756	2,761,922
Change in net assets	32,345,912	12,204,997

NET ASSETS:
Beginning of period	30,740,395	18,535,398
End of period	$63,086,307	$30,740,395

SHARE TRANSACTIONS:
Issued	2,292,207	2,062,933
Reinvested	14,818	20,639
Redeemed	(1,978,836)	(1,974,291)
Change in shares	328,189	109,281

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Oil & Gas :: 185

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019		Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$28.04	$18.78	$29.86	$28.99		$36.93

Investment Activities:
Net investment income (loss)(a)	0.82	0.58	0.57	0.45		0.36
Net realized and unrealized gains (losses) on investments	15.85	9.13	(10.93)	1.90		(7.68)
Total income (loss) from investment activities	16.67	9.71	(10.36)	2.35		(7.32)

Distributions to Shareholders From:
Net investment income	(0.42)	(0.45)	(0.50)	(0.44)		(0.62)
Net realized gains on investments	—	—	(0.22)	(1.04)		—
Total distributions	(0.42)	(0.45)	(0.72)	(1.48)		(0.62)

Net Asset Value, End of Period	$44.29	$28.04	$18.78	$29.86		$28.99

Total Return(b)	59.43%	51.93%	(34.46)%	8.52%		(20.22	)%(c)

Ratios to Average Net Assets:
Gross expenses(b)	1.71%	1.69%	1.76%	1.72%		1.72%
Net expenses(b)	1.68%	1.68%	1.68%	1.72	%(d)	1.65	%(c)
Net investment income (loss)(b)	2.09%	2.30%	3.00%	1.46%		0.99	%(c)

Supplemental Data:
Net assets, end of period (000’s)	$63,086	$30,740	$18,535	$26,442		$25,783
Portfolio turnover rate(e)	48%	80%	130%	38%		76%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.68% and 0.96%, respectively, and the total return would have been (20.26)%.
(d)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

186 :: ProFund VP Pharmaceuticals :: Management Discussion of Fund Performance

ProFund VP Pharmaceuticals (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Select PharmaceuticalsSM Index (the “Index”). For the year ended December 31, 2022, the Fund had a total return of -6.13%. For the same period, the Index had a total return of -4.55%1 and a volatility of 18.21%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the pharmaceuticals sector of the U.S. equity market. Component companies include, among others, the makers of prescription and over-the-counter drugs. The Index includes vaccine producers, but excludes vitamin producers.

During the year ended December 31, 2022, the Fund invested in swap agreements in addition to investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Pharmaceuticals from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Pharmaceuticals	-6.13%	4.67%	8.15%
Dow Jones U.S. Select PharmaceuticalsSM Index	-4.55%	5.74%	10.03%
S&P 500®	-18.11%	9.42%	12.56%

Expense Ratios**

Fund	Gross	Net
ProFund VP Pharmaceuticals	1.67%	1.67%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	98%
Swap Agreements	1%
Total Exposure	99%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Johnson & Johnson	22.1%
Eli Lilly & Co.	18.4%
Viatris, Inc.	4.5%
Pfizer, Inc.	4.5%
Merck & Co., Inc.	4.5%

Dow Jones U.S. Select PharmaceuticalsSM Index – Composition

% of Index
Pharmaceuticals	96%
Biotechnology	4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Pharmaceuticals :: 187

Schedule of Portfolio Investments :: December 31, 2022

Common Stocks (98.4%)

	Shares	Value
Aclaris Therapeutics, Inc.* (Pharmaceuticals)	2,867	$45,155
Amicus Therapeutics, Inc.* (Biotechnology)	13,962	170,476
Amphastar Pharmaceuticals, Inc.* (Pharmaceuticals)	2,105	58,982
Amylyx Pharmaceuticals, Inc.* (Pharmaceuticals)	2,220	82,029
Arvinas, Inc.* (Pharmaceuticals)	2,705	92,538
Atea Pharmaceuticals, Inc.* (Biotechnology)	4,232	20,356
Axsome Therapeutics, Inc.* (Pharmaceuticals)	1,916	147,781
Bristol-Myers Squibb Co. (Pharmaceuticals)	7,509	540,273
Cara Therapeutics, Inc.* (Biotechnology)	2,520	27,065
Cassava Sciences, Inc.*(a) (Pharmaceuticals)	2,102	62,093
Catalent, Inc.* (Pharmaceuticals)	10,049	452,305
Catalyst Pharmaceuticals, Inc.* (Biotechnology)	5,348	99,473
Collegium Pharmaceutical, Inc.* (Pharmaceuticals)	1,875	43,500
Corcept Therapeutics, Inc.* (Pharmaceuticals)	5,350	108,659
DICE Therapeutics, Inc.* (Pharmaceuticals)	1,890	58,968
Elanco Animal Health, Inc.* (Pharmaceuticals)	24,890	304,156
Eli Lilly & Co. (Pharmaceuticals)	6,801	2,488,078
Harmony Biosciences Holdings, Inc.* (Pharmaceuticals)	1,656	91,246
Innoviva, Inc.* (Pharmaceuticals)	3,507	46,468
Intra-Cellular Therapies, Inc.* (Pharmaceuticals)	4,919	260,313
Ironwood Pharmaceuticals, Inc.* (Biotechnology)	7,452	92,330
Jazz Pharmaceuticals PLC* (Pharmaceuticals)	3,516	560,134
Johnson & Johnson (Pharmaceuticals)	16,942	2,992,804
Ligand Pharmaceuticals, Inc.* (Biotechnology)	896	59,853
Madrigal Pharmaceuticals, Inc.* (Biotechnology)	678	196,790
Merck & Co., Inc. (Pharmaceuticals)	5,452	604,899
Nuvation Bio, Inc.* (Pharmaceuticals)	7,647	14,682
Organon & Co. (Pharmaceuticals)	14,203	396,690
Pacira BioSciences, Inc.* (Pharmaceuticals)	2,562	98,919
Perrigo Co. PLC (Pharmaceuticals)	7,518	256,289
Pfizer, Inc. (Pharmaceuticals)	11,946	612,113
Phibro Animal Health Corp.—Class A (Pharmaceuticals)	1,136	15,234
Pliant Therapeutics, Inc.* (Pharmaceuticals)	1,879	36,321
Prestige Consumer Healthcare, Inc.* (Pharmaceuticals)	2,765	173,089
Reata Pharmaceuticals, Inc.*—Class A (Pharmaceuticals)	1,559	59,226
Revance Therapeutics, Inc.* (Pharmaceuticals)	4,594	84,805
Royalty Pharma PLC—Class A (Pharmaceuticals)	14,246	563,002
Theravance Biopharma, Inc.* (Pharmaceuticals)	3,229	36,229
Vanda Pharmaceuticals, Inc.* (Biotechnology)	3,160	23,352
Ventyx Biosciences, Inc.* (Pharmaceuticals)	1,550	50,825
Viatris, Inc. (Pharmaceuticals)	55,039	612,584
Zoetis, Inc. (Pharmaceuticals)	3,995	585,467
TOTAL COMMON STOCKS (Cost $8,833,516)		13,325,551

Repurchase Agreements(b) (0.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 4.17%–4.20%, dated 12/30/22, due 1/3/23, total to be received $9,004	$9,000	$9,000
TOTAL REPURCHASE AGREEMENTS (Cost $9,000)		9,000

Collateral for Securities Loaned(c) (0.5%)

	Shares	Value
Invesco Government & Agency Portfolio—Institutional Shares, 4.23%(d)	61,869	$61,869
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $61,869)		61,869
TOTAL INVESTMENT SECURITIES (Cost $8,904,385)—99.0%		13,396,420
Net other assets (liabilities)—1.0%		130,658
NET ASSETS—100.0%		$13,527,078

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $62,064.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(c)	Securities were purchased with cash collateral held from securities on loan at December 31, 2022.
(d)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2022.

See accompanying notes to financial statements.

188 :: ProFund VP Pharmaceuticals :: Financial Statements

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Select Pharmaceuticals Index	Goldman Sachs International	1/23/23	4.93%	$184,733	$(641)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Pharmaceuticals invested in the following industries as of December 31, 2022:

	Value	% of Net Assets
Biotechnology	$689,695	5.1%
Pharmaceuticals	12,635,856	93.3%
Other**	201,527	1.6%
Total	$13,527,078	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Pharmaceuticals :: 189

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$8,904,385
Securities, at value(a)	13,387,420
Repurchase agreements, at value	9,000
Total Investment Securities, at value	13,396,420
Cash	28
Segregated cash balances for swap agreements with custodian	220,000
Dividends and interest receivable	5,319
Receivable for capital shares issued	20,527
Prepaid expenses	39
TOTAL ASSETS	13,642,333

LIABILITIES:
Payable for collateral for securities loaned	61,869
Payable for capital shares redeemed	14,022
Unrealized depreciation on swap agreements	641
Advisory fees payable	8,193
Management services fees payable	1,092
Administration fees payable	1,218
Administrative services fees payable	7,089
Distribution fees payable	7,377
Transfer agency fees payable	2,068
Fund accounting fees payable	700
Compliance services fees payable	95
Other accrued expenses	10,891
TOTAL LIABILITIES	115,255
NET ASSETS	$13,527,078

NET ASSETS CONSIST OF:
Capital	$10,043,838
Total distributable earnings (loss)	3,483,240
NET ASSETS	$13,527,078
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	362,594
Net Asset Value (offering and redemption price per share)	$37.31

(a) Includes securities on loan valued at:	$62,064

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends	$285,517
Interest	1,788
Net income from securities lending	8,327
TOTAL INVESTMENT INCOME	295,632

EXPENSES:
Advisory fees	105,992
Management services fees	14,132
Administration fees	13,364
Transfer agency fees	11,783
Administrative services fees	34,854
Distribution fees	35,331
Custody fees	962
Fund accounting fees	7,759
Trustee fees	238
Compliance services fees	96
Other fees	16,213
Total Gross Expenses before reductions	240,724
Expenses reduced and reimbursed by the Advisor	(3,302)
TOTAL NET EXPENSES	237,422
NET INVESTMENT INCOME (LOSS)	58,210

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	576,349
Net realized gains (losses) on swap agreements	(25,253)
Change in net unrealized appreciation/depreciation on investment securities	(1,718,989)
Change in net unrealized appreciation/depreciation on swap agreements	(765)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(1,168,658)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,110,448)

See accompanying notes to financial statements.

190 :: ProFund VP Pharmaceuticals :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$58,210	$28,009
Net realized gains (losses) on investments	551,096	890,384
Change in net unrealized appreciation/depreciation on investments	(1,719,754)	654,420
Change in net assets resulting from operations	(1,110,448)	1,572,813

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(851,403)	(236,561)
Change in net assets resulting from distributions	(851,403)	(236,561)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	13,523,441	12,167,906
Distributions reinvested	851,403	236,561
Value of shares redeemed	(15,676,413)	(13,221,422)
Change in net assets resulting from capital transactions	(1,301,569)	(816,955)
Change in net assets	(3,263,420)	519,297

NET ASSETS:
Beginning of period	16,790,498	16,271,201
End of period	$13,527,078	$16,790,498

SHARE TRANSACTIONS:
Issued	349,435	306,437
Reinvested	22,459	6,201
Redeemed	(407,558)	(336,517)
Change in shares	(35,664)	(23,879)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Pharmaceuticals :: 191

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$42.16	$38.54	$34.29	$34.85	$38.53

Investment Activities:
Net investment income (loss)(a)	0.16	0.07	— (b)	0.04	0.25
Net realized and unrealized gains (losses) on investments	(2.71)	4.18	4.29	4.22	(2.58)
Total income (loss) from investment activities	(2.55)	4.25	4.29	4.26	(2.33)

Distributions to Shareholders From:
Net investment income	(0.03)	(0.11)	(0.04)	(0.31)	(0.42)
Net realized gains on investments	(2.27)	(0.52)	—	(4.51)	(0.93)
Total distributions	(2.30)	(0.63)	(0.04)	(4.82)	(1.35)

Net Asset Value, End of Period	$37.31	$42.16	$38.54	$34.29	$34.85

Total Return(c)	(6.13)%	11.20%	12.51%	14.04%	(6.20)%

Ratios to Average Net Assets:
Gross expenses(c)	1.70%	1.68%	1.73%	1.74%	1.76%
Net expenses(c)	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)(c)	0.41%	0.18%	0.01%	0.12%	0.65%

Supplemental Data:
Net assets, end of period (000’s)	$13,527	$16,790	$16,271	$13,604	$13,833
Portfolio turnover rate(d)	64%	60%	91%	126%	261%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.
(c)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

192 :: ProFund VP Precious Metals :: Management Discussion of Fund Performance

ProFund VP Precious Metals (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Precious MetalsSM Index (the “Index”). For the year ended December 31, 2022, the Fund had a total return of -11.02%. For the same period, the Index had a return of -8.71%1 and a volatility of 38.50%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the precious metals mining sector. Component companies include, among others, leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours.

During the year ended December 31, 2022, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Precious Metals from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Precious Metals	-11.02%	4.90%	-4.05%
Dow Jones Precious MetalsSM Index	-8.71%	7.59%	-1.62%
S&P 500®	-18.11%	9.42%	12.56%

Expense Ratios**

Fund	Gross	Net
ProFund VP Precious Metals	1.68%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Precious Metals primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Dow Jones Precious MetalsSM Index – Composition

% of Index
Gold	91%
Silver	5%
Precious Metals & Minerals	4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Precious Metals :: 193

Schedule of Portfolio Investments :: December 31, 2022

Repurchase Agreements(a)(b) (94.2%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $25,657,860	$25,646,000	$25,646,000
TOTAL REPURCHASE AGREEMENTS (Cost $25,646,000)		25,646,000
TOTAL INVESTMENT SECURITIES (Cost $25,646,000)—94.2%		25,646,000
Net other assets (liabilities)—5.8%		1,582,006
NET ASSETS—100.0%		$27,228,006

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2022, the aggregate amount held in a segregated account was $3,514,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones Precious Metals Index	Goldman Sachs International	1/23/23	4.93%	$14,664,875	$(144,608)
Dow Jones Precious Metals Index	UBS AG	1/23/23	5.08%	12,530,141	(140,519)
				$27,195,016	$(285,127)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

194 :: ProFund VP Precious Metals :: Financial Statements

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$25,646,000
Repurchase agreements, at value	25,646,000
Total Investment Securities, at value	25,646,000
Cash	643
Interest receivable	5,930
Receivable for capital shares issued	2,000,141
Prepaid expenses	102
TOTAL ASSETS	27,652,816

LIABILITIES:
Payable for capital shares redeemed	69,361
Unrealized depreciation on swap agreements	285,127
Advisory fees payable	16,288
Management services fees payable	2,172
Administration fees payable	2,098
Administrative services fees payable	10,796
Distribution fees payable	11,439
Transfer agency fees payable	3,808
Fund accounting fees payable	1,299
Compliance services fees payable	172
Other accrued expenses	22,250
TOTAL LIABILITIES	424,810
NET ASSETS	$27,228,006

NET ASSETS CONSIST OF:
Capital	$92,242,871
Total distributable earnings (loss)	(65,014,865)
NET ASSETS	$27,228,006
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,087,907
Net Asset Value (offering and redemption price per share)	$25.03

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Interest	$378,902

EXPENSES:
Advisory fees	210,698
Management services fees	28,093
Administration fees	24,170
Transfer agency fees	23,107
Administrative services fees	70,772
Distribution fees	70,233
Custody fees	5,985
Fund accounting fees	14,928
Trustee fees	493
Compliance services fees	198
Other fees	31,738
Total Gross Expenses before reductions	480,415
Expenses reduced and reimbursed by the Advisor	(8,451)
TOTAL NET EXPENSES	471,964
NET INVESTMENT INCOME (LOSS)	(93,062)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	(2,654,144)
Change in net unrealized appreciation/depreciation on swap agreements	(887,579)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(3,541,723)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,634,785)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Precious Metals :: 195

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(93,062)	$(536,675)
Net realized gains (losses) on investments	(2,654,144)	(3,151,213)
Change in net unrealized appreciation/depreciation on investments	(887,579)	594,004
Change in net assets resulting from operations	(3,634,785)	(3,093,884)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	63,424,036	55,173,894
Value of shares redeemed	(62,765,713)	(60,246,173)
Change in net assets resulting from capital transactions	658,323	(5,072,279)
Change in net assets	(2,976,462)	(8,166,163)

NET ASSETS:
Beginning of period	30,204,468	38,370,631
End of period	$27,228,006	$30,204,468

SHARE TRANSACTIONS:
Issued	2,291,136	1,860,381
Redeemed	(2,276,907)	(2,028,762)
Change in shares	14,229	(168,381)

See accompanying notes to financial statements.

196 :: ProFund VP Precious Metals :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$28.13	$30.89	$24.94	$17.10	$19.75

Investment Activities:
Net investment income (loss)(a)	(0.09)	(0.49)	(0.42)	0.07	0.01
Net realized and unrealized gains (losses) on investments	(3.01)	(2.27)	6.44	7.78	(2.66)
Total income (loss) from investment activities	(3.10)	(2.76)	6.02	7.85	(2.65)

Distributions to Shareholders From:
Net investment income	—	—	(0.07)	(0.01)	—

Net Asset Value, End of Period	$25.03	$28.13	$30.89	$24.94	$17.10

Total Return(b)	(11.02)%	(8.94)%	24.10%	45.98%	(13.47)%

Ratios to Average Net Assets:
Gross expenses(b)	1.71%	1.68%	1.74%	1.72%	1.75%
Net expenses(b)	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)(b)	(0.33)%	(1.68)%	(1.43)%	0.37%	0.04%

Supplemental Data:
Net assets, end of period (000’s)	$27,228	$30,204	$38,371	$32,395	$19,001
Portfolio turnover rate(c)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Real Estate :: 197

ProFund VP Real Estate (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Real EstateSM Index (the “Index”). For the year ended December 31, 2022, the Fund had a total return of -26.56%. For the same period, the Index had a total return of -25.17%1 and a volatility of 24.76%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the real estate sector of the U.S. equity market. Component companies include real estate holding and development and real estate service companies; and real estate investment trusts (“REITs”) that invest in industrial, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate and real estate related loans or interests.

During the year ended December 31, 2022, the Fund invested in swap agreements in addition to investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Real Estate from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Real Estate	-26.56%	2.43%	4.92%
Dow Jones U.S. Real EstateSM Index	-25.17%	4.04%	6.65%
S&P 500®	-18.11%	9.42%	12.56%

Expense Ratios**

Fund	Gross	Net
ProFund VP Real Estate	1.69%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	97%
Swap Agreements	2%
Total Exposure	99%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Prologis, Inc.	8.5%
American Tower Corp.	8.0%
Equinix, Inc.	4.9%
Crown Castle, Inc.	4.8%
Public Storage	3.6%

Dow Jones U.S. Real EstateSM Index – Composition

% of Index
Equity Real Estate Investment Trusts (REITs)	91%
Real Estate Management & Development	4%
Professional Services	3%
Mortgage Real Estate Investment Trusts (REITs)	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

198 :: ProFund VP Real Estate :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2022

Common Stocks (96.6%)

	Shares	Value
AGNC Investment Corp. (Mortgage Real Estate Investment Trusts (REITs))	2,606	$26,972
Agree Realty Corp. (Equity Real Estate Investment Trusts (REITs))	404	28,656
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts (REITs))	681	99,201
American Homes 4 Rent—Class A (Equity Real Estate Investment Trusts (REITs))	1,399	42,166
American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	2,123	449,778
Americold Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	1,228	34,765
Annaly Capital Management, Inc. (Mortgage Real Estate Investment Trusts (REITs))	2,133	44,964
Apartment Income REIT Corp. (Equity Real Estate Investment Trusts (REITs))	684	23,468
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	638	103,050
Blackstone Mortgage Trust, Inc.—Class A (Mortgage Real Estate Investment Trusts (REITs))	779	16,491
Boston Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	650	43,927
Brixmor Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	1,367	30,990
Camden Property Trust (Equity Real Estate Investment Trusts (REITs))	486	54,374
CBRE Group, Inc.*—Class A (Real Estate Management & Development)	1,440	110,822
Corporate Office Properties Trust (Equity Real Estate Investment Trusts (REITs))	512	13,281
CoStar Group, Inc.* (Professional Services)	1,853	143,200
Cousins Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	690	17,450
Crown Castle, Inc. (Equity Real Estate Investment Trusts (REITs))	1,974	267,753
CubeSmart (Equity Real Estate Investment Trusts (REITs))	1,024	41,216
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	1,311	131,454
Douglas Emmett, Inc. (Equity Real Estate Investment Trusts (REITs))	801	12,560
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	199	29,464
Equinix, Inc. (Equity Real Estate Investment Trusts (REITs))	422	276,422
Equity Commonwealth (Equity Real Estate Investment Trusts (REITs))	500	12,479
Equity LifeStyle Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	798	51,551
Equity Residential (Equity Real Estate Investment Trusts (REITs))	1,551	91,509
Essex Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	295	62,516
Extra Space Storage, Inc. (Equity Real Estate Investment Trusts (REITs))	611	89,927
Federal Realty Investment Trust (Equity Real Estate Investment Trusts (REITs))	333	33,646
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	602	29,053
Gaming & Leisure Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	1,175	61,206
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	1,735	33,433
Healthpeak Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	2,451	61,447
Highwoods Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	480	13,430
Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts (REITs))	3,260	52,323
Invitation Homes, Inc. (Equity Real Estate Investment Trusts (REITs))	2,648	78,487
Iron Mountain, Inc. (Equity Real Estate Investment Trusts (REITs))	1,325	66,051
JBG Smith Properties (Equity Real Estate Investment Trusts (REITs))	451	8,560
Jones Lang LaSalle, Inc.* (Real Estate Management & Development)	216	34,424
Kilroy Realty Corp. (Equity Real Estate Investment Trusts (REITs))	480	18,562
Kimco Realty Corp. (Equity Real Estate Investment Trusts (REITs))	2,820	59,728
Lamar Advertising Co.—Class A (Equity Real Estate Investment Trusts (REITs))	398	37,571
Life Storage, Inc. (Equity Real Estate Investment Trusts (REITs))	388	38,218
LXP Industrial Trust (Equity Real Estate Investment Trusts (REITs))	1,257	12,595
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	2,726	30,368
Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	526	82,577
National Health Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	198	10,340
National Retail Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	815	37,294
National Storage Affiliates Trust (Equity Real Estate Investment Trusts (REITs))	385	13,906
Omega Healthcare Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	1,068	29,851
Opendoor Technologies, Inc.*(a) (Real Estate Management & Development)	2,313	2,683
Physicians Realty Trust (Equity Real Estate Investment Trusts (REITs))	1,040	15,049
PotlatchDeltic Corp. (Equity Real Estate Investment Trusts (REITs))	368	16,188
Prologis, Inc. (Equity Real Estate Investment Trusts (REITs))	4,208	474,367
Public Storage (Equity Real Estate Investment Trusts (REITs))	721	202,017
Rayonier, Inc. (Equity Real Estate Investment Trusts (REITs))	668	22,017
Realty Income Corp. (Equity Real Estate Investment Trusts (REITs))	2,859	181,346
Regency Centers Corp. (Equity Real Estate Investment Trusts (REITs))	702	43,875
Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts (REITs))	837	45,734
Rithm Capital Corp. (Mortgage Real Estate Investment Trusts (REITs))	2,160	17,647

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Real Estate :: 199

Common Stocks, continued

	Shares	Value
Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	1,053	$13,089
SBA Communications Corp. (Equity Real Estate Investment Trusts (REITs))	492	137,913
Simon Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	1,491	175,163
SL Green Realty Corp.(a) (Equity Real Estate Investment Trusts (REITs))	293	9,880
Spirit Realty Capital, Inc. (Equity Real Estate Investment Trusts (REITs))	637	25,435
STAG Industrial, Inc. (Equity Real Estate Investment Trusts (REITs))	817	26,397
Starwood Property Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	1,412	25,882
STORE Capital Corp. (Equity Real Estate Investment Trusts (REITs))	1,211	38,825
Sun Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	565	80,795
The Howard Hughes Corp.* (Real Estate Management & Development)	157	11,998
UDR, Inc. (Equity Real Estate Investment Trusts (REITs))	1,395	54,028
Ventas, Inc. (Equity Real Estate Investment Trusts (REITs))	1,822	82,081
VICI Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	4,391	142,268
Vornado Realty Trust (Equity Real Estate Investment Trusts (REITs))	734	15,275
Welltower, Inc. (Equity Real Estate Investment Trusts (REITs))	2,154	141,195
Weyerhaeuser Co. (Equity Real Estate Investment Trusts (REITs))	3,355	104,005
WP Carey, Inc. (Equity Real Estate Investment Trusts (REITs))	948	74,086
Zillow Group, Inc.*—Class A (Real Estate Management & Development)	265	8,271
Zillow Group, Inc.*—Class C (Real Estate Management & Development)	743	23,932
TOTAL COMMON STOCKS (Cost $2,016,006)		5,404,917

Repurchase Agreements(b) (1.6%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $88,041	$88,000	$88,000
TOTAL REPURCHASE AGREEMENTS (Cost $88,000)		88,000

Collateral for Securities Loaned(c) (0.2%)

	Shares	Value
Invesco Government & Agency Portfolio—Institutional Shares, 4.23%(d)	12,832	$12,832
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $12,832)		12,832
TOTAL INVESTMENT SECURITIES (Cost $2,116,838)—98.4%		5,505,749
Net other assets (liabilities)—1.6%		89,765
NET ASSETS—100.0%		$5,595,514

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $12,528.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(c)	Securities were purchased with cash collateral held from securities on loan at December 31, 2022.
(d)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2022.

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Real Estate Index	Goldman Sachs International	1/23/23	4.93%	$139,626	$(438)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

200 :: ProFund VP Real Estate :: Financial Statements

ProFund VP Real Estate invested in the following industries as of December 31, 2022:

	Value	% of Net Assets
Equity Real Estate Investment Trusts (REITs)	$4,937,631	88.2%
Mortgage Real Estate Investment Trusts (REITs)	131,956	2.4%
Professional Services	143,200	2.6%
Real Estate Management & Development	192,130	3.4%
Other**	190,597	3.4%
Total	$5,595,514	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Real Estate :: 201

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$2,116,838
Securities, at value(a)	5,417,749
Repurchase agreements, at value	88,000
Total Investment Securities, at value	5,505,749
Cash	623
Dividends and interest receivable	25,091
Receivable for capital shares issued	93,499
Prepaid expenses	23
TOTAL ASSETS	5,624,985

LIABILITIES:
Payable for collateral for securities loaned	12,832
Payable for capital shares redeemed	531
Unrealized depreciation on swap agreements	438
Advisory fees payable	3,519
Management services fees payable	469
Administration fees payable	512
Administrative services fees payable	1,716
Distribution fees payable	1,824
Transfer agency fees payable	894
Fund accounting fees payable	312
Compliance services fees payable	47
Other accrued expenses	6,377
TOTAL LIABILITIES	29,471
NET ASSETS	$5,595,514

NET ASSETS CONSIST OF:
Capital	$1,649,841
Total distributable earnings (loss)	3,945,673
NET ASSETS	$5,595,514
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	103,192
Net Asset Value (offering and redemption price per share)	$54.22

(a) Includes securities on loan valued at:	$12,528

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends	$175,308
Interest	2,128
TOTAL INVESTMENT INCOME	177,436

EXPENSES:
Advisory fees	61,297
Management services fees	8,173
Administration fees	7,860
Transfer agency fees	6,673
Administrative services fees	22,015
Distribution fees	20,433
Custody fees	1,549
Fund accounting fees	4,613
Trustee fees	137
Compliance services fees	47
Other fees	9,050
Total Gross Expenses before reductions	141,847
Expenses reduced and reimbursed by the Advisor	(4,540)
TOTAL NET EXPENSES	137,307
NET INVESTMENT INCOME (LOSS)	40,129

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,573,244
Net realized gains (losses) on swap agreements	(32,350)
Change in net unrealized appreciation/depreciation on investment securities	(4,842,822)
Change in net unrealized appreciation/depreciation on swap agreements	(11,274)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(3,313,202)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,273,073)

See accompanying notes to financial statements.

202 :: ProFund VP Real Estate :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$40,129	$36,507
Net realized gains (losses) on investments	1,540,894	970,681
Change in net unrealized appreciation/depreciation on investments	(4,854,096)	2,818,718
Change in net assets resulting from operations	(3,273,073)	3,825,906

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(603,190)	(3,298)
Change in net assets resulting from distributions	(603,190)	(3,298)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	11,092,028	28,548,171
Distributions reinvested	603,190	3,298
Value of shares redeemed	(16,150,682)	(28,175,883)
Change in net assets resulting from capital transactions	(4,455,464)	375,586
Change in net assets	(8,331,727)	4,198,194

NET ASSETS:
Beginning of period	13,927,241	9,729,047
End of period	$5,595,514	$13,927,241

SHARE TRANSACTIONS:
Issued	162,738	413,871
Reinvested	10,026	41
Redeemed	(244,346)	(406,457)
Change in shares	(71,582)	7,455

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Real Estate :: 203

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020		Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$79.69	$58.15	$65.05		$54.51	$66.65

Investment Activities:
Net investment income (loss)(a)	0.32	0.19	0.42		0.75	1.09
Net realized and unrealized gains (losses) on investments	(21.06)	21.37	(4.66)		13.65	(4.66)
Total income (loss) from investment activities	(20.74)	21.56	(4.24)		14.40	(3.57)

Distributions to Shareholders From:
Net investment income	(0.48)	(0.02)	(0.78)		(1.06)	(1.36)
Net realized gains on investments	(4.25)	—	(1.71)		(2.80)	(7.21)
Return of capital	—	—	(0.17)		—	—
Total distributions	(4.73)	(0.02)	(2.66)		(3.86)	(8.57)

Net Asset Value, End of Period	$54.22	$79.69	$58.15		$65.05	$54.51

Total Return(b)	(26.56)%	37.07%	(6.29	)%(c)	26.76%	(5.70)%

Ratios to Average Net Assets:
Gross expenses(b)	1.74%	1.69%	1.76%		1.71%	1.69%
Net expenses(b)	1.68%	1.68%	1.68%		1.68%	1.68%
Net investment income (loss)(b)	0.49%	0.27%	0.72%		1.18%	1.82%

Supplemental Data:
Net assets, end of period (000’s)	$5,596	$13,927	$9,729		$15,945	$10,384
Portfolio turnover rate(d)	85%	147%	150%		126%	82%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	During the year ended December 31, 2020, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 0.29%.
(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

204 :: ProFund VP Rising Rates Opportunity :: Management Discussion of Fund Performance

ProFund VP Rising Rates Opportunity (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse (-1.25x) of the movement of the most recently issued 30-Year U.S. Treasury Bond (the “Long Bond”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-1.25x) times the return of the Long Bond for the same period. For periods longer than a single day, the Fund will lose money if the Long Bond’s performance is flat, and it is possible that the Fund will lose money even if the level of the Long Bond falls. For the year ended December 31, 2022, the Fund had a total return of 58.47%. For the same period, the Long Bond, as measured by the Ryan Labs Returns Treasury Yield Curve 30 Year Index1, had a total return of -36.28%2 and a volatility of 24.04%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to one and one-quarter times the inverse of the daily price movement of the Long Bond.3

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times the inverse of the daily price movement of the Long Bond. The Long Bond is the longest term outstanding 30-year bond issued by the U.S. Treasury. As of December 31, 2022, the most recent Long Bond carried a maturity date of 11/15/52 and a 4.00% coupon.

During the year ended December 31, 2022, the Fund invested in swap agreements and futures contracts as a substitute for shorting bonds in order to gain inverse leveraged exposure to the Long Bond. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Rising Rates Opportunity from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Rising Rates Opportunity	58.47%	-0.03%	-3.97%
Ryan Labs Returns Treasury Yield Curve 30 Year Index	-36.28%	-3.78%	-0.36%

Expense Ratios**

Fund	Gross	Net
ProFund VP Rising Rates Opportunity	1.61%	1.61%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings

Market Exposure

Investment Type	% of Net Assets
Futures Contracts	(4)%
Swap Agreements	(119)%
Total Exposure	(123)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Rising Rates Opportunity primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The Ryan Labs Returns Treasury Yield Curve 30 Year Index is an index that consists of public obligations of the U.S. Treasury consisting of a single security, the latest issued on-the-run 30-year U.S. Treasury Bond. This Index reflects both price return and yield. It does not reflect the impact of transaction costs nor the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. It is not possible to invest directly in an index.
[2]	The Long Bond reflects a yield component. It does not reflect the impact of transaction and financing costs, nor the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. The Fund’s performance reflects a yield component, the impact of transaction and financing costs and the deduction of fees and expenses.
[3]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Long Bond and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Rising Rates Opportunity :: 205

Schedule of Portfolio Investments :: December 31, 2022

Repurchase Agreements(a)(b) (87.0%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $14,791,837	$14,785,000	$14,785,000
TOTAL REPURCHASE AGREEMENTS (Cost $14,785,000)		14,785,000
TOTAL INVESTMENT SECURITIES (Cost $14,785,000)—87.0%		14,785,000
Net other assets (liabilities)—13.0%		2,204,614
NET ASSETS—100.0%		$16,989,614

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2022, the aggregate amount held in a segregated account was $610,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
30-Year U.S. Treasury Bond Futures Contracts	6	3/23/23	$(748,125)	$(198)

Total Return Swap Agreements—Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
30-Year U.S. Treasury Bond, 4.00% due on 11/15/52	Citibank North America	1/16/23	(4.15)%	$(8,242,244)	$670,806
30-Year U.S. Treasury Bond, 4.00% due on 11/15/52	Societe’ Generale	1/16/23	(4.08)%	(11,916,618)	1,077,402
				$(20,158,862)	$1,748,208

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

206 :: ProFund VP Rising Rates Opportunity :: Financial Statements

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$14,785,000
Repurchase agreements, at value	14,785,000
Total Investment Securities, at value	14,785,000
Cash	27,335
Segregated cash balances for futures contracts with brokers	4,334
Segregated cash balances for swap agreements with custodian	90
Interest receivable	3,419
Unrealized appreciation on swap agreements	1,748,208
Receivable for capital shares issued	505,226
Prepaid expenses	33
TOTAL ASSETS	17,073,645

LIABILITIES:
Payable for capital shares redeemed	3,243
Variation margin on futures contracts	31,856
Advisory fees payable	11,966
Management services fees payable	1,595
Administration fees payable	1,487
Administrative services fees payable	7,033
Distribution fees payable	9,700
Transfer agency fees payable	2,881
Fund accounting fees payable	839
Compliance services fees payable	121
Other accrued expenses	13,310
TOTAL LIABILITIES	84,031
NET ASSETS	$16,989,614

NET ASSETS CONSIST OF:
Capital	$39,915,799
Total distributable earnings (loss)	(22,926,185)
NET ASSETS	$16,989,614
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	386,222
Net Asset Value (offering and redemption price per share)	$43.99

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Interest	$277,404

EXPENSES:
Advisory fees	118,011
Management services fees	15,735
Administration fees	14,625
Transfer agency fees	13,497
Administrative services fees	31,724
Distribution fees	39,337
Custody fees	2,375
Fund accounting fees	8,692
Trustee fees	263
Compliance services fees	137
Other fees	16,977
TOTAL NET EXPENSES	261,373
NET INVESTMENT INCOME (LOSS)	16,031

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on futures contracts	39,656
Net realized gains (losses) on swap agreements	3,948,083
Change in net unrealized appreciation/depreciation on futures contracts	(198)
Change in net unrealized appreciation/depreciation on swap agreements	1,733,890
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	5,721,431
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,737,462

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Rising Rates Opportunity :: 207

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$16,031	$(98,707)
Net realized gains (losses) on investments	3,987,739	(210,250)
Change in net unrealized appreciation/depreciation on investments	1,733,692	34,092
Change in net assets resulting from operations	5,737,462	(274,865)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	46,824,952	14,045,664
Value of shares redeemed	(41,462,432)	(12,321,786)
Change in net assets resulting from capital transactions	5,362,520	1,723,878
Change in net assets	11,099,982	1,449,013

NET ASSETS:
Beginning of period	5,889,632	4,440,619
End of period	$16,989,614	$5,889,632

SHARE TRANSACTIONS:
Issued	1,308,759	450,241
Redeemed	(1,134,716)	(397,906)
Change in shares	174,043	52,335

See accompanying notes to financial statements.

208 :: ProFund VP Rising Rates Opportunity :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$27.76	$27.78	$38.21	$48.56	$46.61

Investment Activities:
Net investment income (loss)(a)	0.04	(0.50)	(0.37)	0.21	0.06
Net realized and unrealized gains (losses) on investments	16.19	0.48 (b)	(9.84)	(8.70)	1.89
Total income (loss) from investment activities	16.23	(0.02)	(10.21)	(8.49)	1.95

Distributions to Shareholders From:
Net investment income	—	—	(0.22)	(0.08)	—
Net realized gains on investments	—	—	—	(1.78)	—
Total distributions	—	—	(0.22)	(1.86)	—

Net Asset Value, End of Period	$43.99	$27.76	$27.78	$38.21	$48.56

Total Return(c)	58.47%	(0.07)%	(26.70)%	(17.41)%	4.16%

Ratios to Average Net Assets:
Gross expenses(c)	1.66%	1.64%	1.73%	1.70%	1.64%
Net expenses(c)	1.66%	1.64%	1.68%	1.67%	1.64%
Net investment income (loss)(c)	0.10%	(1.64)%	(1.30)%	0.50%	0.12%

Supplemental Data:
Net assets, end of period (000’s)	$16,990	$5,890	$4,441	$5,962	$9,941
Portfolio turnover rate(d)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(c)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Semiconductor :: 209

ProFund VP Semiconductor (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. SemiconductorsSM Index (the “Index”). For the year ended December 31, 2022, the Fund had a total return of -37.50%. For the same period, the Index had a return of -36.44%1 and a volatility of 45.47%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the semiconductor sector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and motherboards.

During the year ended December 31, 2022, the Fund invested in swap agreements in addition to investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Semiconductor from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Semiconductor	-37.50%	12.57%	18.49%
Dow Jones U.S. SemiconductorsSM Index	-36.44%	14.48%	20.64%
S&P 500®	-18.11%	9.42%	12.56%

Expense Ratios**

Fund	Gross	Net
ProFund VP Semiconductor	1.63%	1.63%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	81%
Swap Agreements	19%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
NVIDIA Corp.	17.1%
Broadcom, Inc.	10.6%
Texas Instruments, Inc.	7.0%
Qualcomm, Inc.	5.8%
Intel Corp.	5.1%

Dow Jones U.S. SemiconductorsSM Index – Composition

% of Index
Semiconductors & Semiconductor Equipment	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

210 :: ProFund VP Semiconductor :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2022

Common Stocks (80.5%)

	Shares	Value
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	5,986	$387,713
Allegro MicroSystems, Inc.* (Semiconductors & Semiconductor Equipment)	241	7,235
Amkor Technology, Inc. (Semiconductors & Semiconductor Equipment)	373	8,945
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	1,910	313,297
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	3,194	311,032
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	1,504	840,932
Cirrus Logic, Inc.* (Semiconductors & Semiconductor Equipment)	204	15,194
Enphase Energy, Inc.* (Semiconductors & Semiconductor Equipment)	505	133,805
Entegris, Inc. (Semiconductors & Semiconductor Equipment)	553	36,271
GLOBALFOUNDRIES, Inc.*(a) (Semiconductors & Semiconductor Equipment)	261	14,065
Intel Corp. (Semiconductors & Semiconductor Equipment)	15,322	404,960
KLA Corp. (Semiconductors & Semiconductor Equipment)	526	198,318
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	506	212,672
Lattice Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	509	33,024
Marvell Technology, Inc. (Semiconductors & Semiconductor Equipment)	3,165	117,232
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	2,042	143,451
Micron Technology, Inc. (Semiconductors & Semiconductor Equipment)	4,036	201,719
MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment)	212	17,963
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	166	58,699
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	9,244	1,350,918
NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment)	962	152,025
ON Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	1,605	100,104
Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	212	15,205
Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	376	34,081
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	4,162	457,570
Semtech Corp.* (Semiconductors & Semiconductor Equipment)	236	6,771
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	124	16,823
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	596	54,313
SolarEdge Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	208	58,920
Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	578	50,488
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	3,369	556,626
Universal Display Corp. (Semiconductors & Semiconductor Equipment)	161	17,394
Wolfspeed, Inc.* (Semiconductors & Semiconductor Equipment)	461	31,827
TOTAL COMMON STOCKS (Cost $1,212,302)		6,359,592

Repurchase Agreements(b) (0.5%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $41,019	$41,000	$41,000
TOTAL REPURCHASE AGREEMENTS (Cost $41,000)		41,000

Collateral for Securities Loaned(c) (0.2%)

	Shares	Value
Invesco Government & Agency Portfolio—Institutional Shares, 4.23%(d)	17,802	$17,802
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $17,802)		17,802
TOTAL INVESTMENT SECURITIES (Cost $1,271,104)—81.2%		6,418,394
Net other assets (liabilities)—18.8%		1,485,689
NET ASSETS—100.0%		$7,904,083

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $14,065.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(c)	Securities were purchased with cash collateral held from securities on loan at December 31, 2022.
(d)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2022.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Semiconductor :: 211

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Semiconductors Index	Goldman Sachs International	1/23/23	4.93%	$1,513,065	$(778)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Semiconductor invested in the following industries as of December 31, 2022:

		% of
	Value	Net Assets
Semiconductors & Semiconductor Equipment	$6,359,592	80.5%
Other**	1,544,491	19.5%
Total	$7,904,083	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

212 :: ProFund VP Semiconductor :: Financial Statements

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$1,271,104
Securities, at value(a)	6,377,394
Repurchase agreements, at value	41,000
Total Investment Securities, at value	6,418,394
Cash	273
Segregated cash balances for swap agreements with custodian	40,000
Dividends and interest receivable	2,986
Receivable for capital shares issued	176
Receivable for investments sold	1,609,572
Prepaid expenses	41
TOTAL ASSETS	8,071,442

LIABILITIES:
Payable for collateral for securities loaned	17,802
Payable for capital shares redeemed	123,319
Unrealized depreciation on swap agreements	778
Advisory fees payable	5,322
Management services fees payable	710
Administration fees payable	801
Administrative services fees payable	3,490
Distribution fees payable	4,064
Transfer agency fees payable	1,384
Fund accounting fees payable	462
Compliance services fees payable	66
Other accrued expenses	9,161
TOTAL LIABILITIES	167,359
NET ASSETS	$7,904,083

NET ASSETS CONSIST OF:
Capital	$3,404,650
Total distributable earnings (loss)	4,499,433
NET ASSETS	$7,904,083
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	120,068
Net Asset Value (offering and redemption price per share)	$65.83

(a) Includes securities on loan valued at:	$14,065

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends	$157,710
Interest	2,925
Foreign tax withholding	(717)
Net income from securities lending	120
TOTAL INVESTMENT INCOME	160,038

EXPENSES:
Advisory fees	90,333
Management services fees	12,044
Administration fees	11,474
Transfer agency fees	9,748
Administrative services fees	27,973
Distribution fees	30,111
Custody fees	1,705
Fund accounting fees	6,419
Trustee fees	205
Compliance services fees	67
Other fees	15,102
Total Gross Expenses before reductions	205,181
Expenses reduced and reimbursed by the Advisor	(1,279)
TOTAL NET EXPENSES	203,902
NET INVESTMENT INCOME (LOSS)	(43,864)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	266,188
Net realized gains (losses) on swap agreements	(145,297)
Change in net unrealized appreciation/depreciation on investment securities	(7,354,231)
Change in net unrealized appreciation/depreciation on swap agreements	6,385
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(7,226,955)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,270,819)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Semiconductor :: 213

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(43,864)	$(85,077)
Net realized gains (losses) on investments	120,891	409,229
Change in net unrealized appreciation/depreciation on investments	(7,347,846)	5,557,190
Change in net assets resulting from operations	(7,270,819)	5,881,342

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(697,508)	(1,055,565)
Change in net assets resulting from distributions	(697,508)	(1,055,565)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	29,075,888	37,060,548
Distributions reinvested	697,508	1,055,565
Value of shares redeemed	(35,210,883)	(34,738,070)
Change in net assets resulting from capital transactions	(5,437,487)	3,378,043
Change in net assets	(13,405,814)	8,203,820

NET ASSETS:
Beginning of period	21,309,897	13,106,077
End of period	$7,904,083	$21,309,897

SHARE TRANSACTIONS:
Issued	352,474	395,856
Reinvested	9,089	14,005
Redeemed	(432,551)	(377,619)
Change in shares	(70,988)	32,242

See accompanying notes to financial statements.

214 :: ProFund VP Semiconductor :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended		Year Ended	Year Ended		Year Ended	Year Ended
	Dec. 31, 2022		Dec. 31, 2021	Dec. 31, 2020		Dec. 31, 2019	Dec. 31, 2018
Net Asset Value, Beginning of Period	$111.54		$82.52	$60.61		$44.36	$52.82

Investment Activities:
Net investment income (loss)(a)	(0.29)		(0.51)	(0.06)		0.22	0.17
Net realized and unrealized gains (losses) on investments	(40.90)		36.96	26.68		20.66	(4.81)
Total income (loss) from investment activities	(41.19)		36.45	26.62		20.88	(4.64)

Distributions to Shareholders From:
Net investment income	—		—	(0.23)		(0.15)	—
Net realized gains on investments	(4.52)		(7.43)	(4.48)		(4.48)	(3.82)
Total distributions	(4.52)		(7.43)	(4.71)		(4.63)	(3.82)

Net Asset Value, End of Period	$65.83		$111.54	$82.52		$60.61	$44.36

Total Return(b)	(37.50)%		48.49%	44.85%		49.77%	(10.23)%

Ratios to Average Net Assets:
Gross expenses(b)	1.70%		1.64%	1.72%		1.67%	1.65%
Net expenses(b)	1.69	%(c)	1.64%	1.70	%(c)	1.66%	1.65%
Net investment income (loss)(b)	(0.36)%		(0.55)%	(0.09)%		0.41%	0.31%

Supplemental Data:
Net assets, end of period (000’s)	$7,904		$21,310	$13,106		$9,517	$5,364
Portfolio turnover rate(d)	276%		230%	348%		561%	249%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Short Dow 30 :: 215

ProFund VP Short Dow 30 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the Dow Jones Industrial Average® (the "Index") for a single day, not for any other period. A "single day" is measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund's stated multiple (-1x) times the return of the Fund's Index for the same period. For periods longer than a single day, the Fund will lose money if the Index's performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2022, the Fund had a total return of 4.92%. For the same period, the Index had a total return of -6.86%1 and a volatility of 19.82%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a price-weighted index. The Index includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors, and accurately represents the sectors covered by the average. The Index is not limited to traditionally defined industrial stocks. Instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment, and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component's core business. When such an event necessitates that one component be replaced, the entire Index is reviewed.

During the year ended December 31, 2022, the Fund invested in swap agreements as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Dow 30 from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Short Dow 30	4.92%	-11.10%	-14.17%
Dow Jones Industrial Average®	-6.86%	8.38%	12.30%

Expense Ratios**

Fund	Gross	Net
ProFund VP Short Dow 30	1.68%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(99)%
Total Exposure	(99)%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Short Dow 30 primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Dow Jones Industrial Average® – Composition

% of Index
Health Care	21%
Information Technology	18%
Financials	16%
Industrials	15%
Consumer Discretionary	14%
Consumer Staples	8%
Energy	4%
Communication Services	3%
Materials	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

216 :: ProFund VP Short Dow 30 :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2022

Repurchase Agreements(a)(b) (99.5%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rate 4.20%, dated 12/30/22, due 1/3/23, total to be received $7,003	$7,000	$7,000
TOTAL REPURCHASE AGREEMENTS (Cost $7,000)		7,000
TOTAL INVESTMENT SECURITIES (Cost $7,000)—99.5%		7,000
Net other assets (liabilities)—0.5%		36
NET ASSETS—100.0%		$7,036

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2022, the aggregate amount held in a segregated account was $4,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements—Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones Industrial Average	Goldman Sachs International	1/27/23	(4.68)%	$(1,948)	$5
Dow Jones Industrial Average	UBS AG	1/27/23	(4.53)%	(5,034)	16
				$(6,982)	$21

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Short Dow 30 :: 217

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$7,000
Repurchase agreements, at value	7,000
Total Investment Securities, at value	7,000
Cash	29
Interest receivable	2
Unrealized appreciation on swap agreements	21
Prepaid expenses	—	(a)
TOTAL ASSETS	7,052

LIABILITIES:
Advisory fees payable	3
Management services fees payable	1
Administration fees payable	1
Administrative services fees payable	1
Distribution fees payable	2
Transfer agency fees payable	1
Fund accounting fees payable	—	(a)
Compliance services fees payable	—	(a)
Other accrued expenses	7
TOTAL LIABILITIES	16
NET ASSETS	$7,036

NET ASSETS CONSIST OF:
Capital	$126,053
Total distributable earnings (loss)	(119,017)
NET ASSETS	$7,036
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	300
Net Asset Value (offering and redemption price per share)	$23.45

(a)  Amount is less than $0.50.

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Interest	$110

EXPENSES:
Advisory fees	54
Management services fees	7
Administration fees	6
Transfer agency fees	6
Administrative services fees	4
Distribution fees	18
Custody fees	1
Fund accounting fees	4
Trustee fees	— (a)
Compliance services fees	— (a)
Other fees	11
Recoupment of prior expenses reduced by the Advisor	15
Total Gross Expenses before reductions	126
Expenses reduced and reimbursed by the Advisor	(3)
Fees paid indirectly	(1)
TOTAL NET EXPENSES	122
NET INVESTMENT INCOME (LOSS)	(12)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	322
Change in net unrealized appreciation/depreciation on swap agreements	28
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	350
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$338

See accompanying notes to financial statements.

218 :: ProFund VP Short Dow 30 :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(12)	$(129)
Net realized gains (losses) on investments	322	(1,683)
Change in net unrealized appreciation/depreciation on investments	28	100
Change in net assets resulting from operations	338	(1,712)

CAPITAL TRANSACTIONS:
Value of shares redeemed	(52)	(7,564)
Change in net assets resulting from capital transactions	(52)	(7,564)
Change in net assets	286	(9,276)

NET ASSETS:
Beginning of period	6,750	16,026
End of period	$7,036	$6,750

SHARE TRANSACTIONS:
Redeemed	(2)	(278)
Change in shares	(2)	(278)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Short Dow 30 :: 219

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021		Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019(a)	Year Ended Dec. 31, 2018(a)
Net Asset Value, Beginning of Period	$22.35	$27.63		$35.04	$43.37	$42.35

Investment Activities:
Net investment income (loss)(b)	(0.04)	(0.41)		(0.56)	0.13	— (c)
Net realized and unrealized gains (losses) on investments	1.14	(4.87)		(6.78)	(8.44)	1.02
Total income (loss) from investment activities	1.10	(5.28)		(7.34)	(8.31)	1.02

Distributions to Shareholders From:
Net investment income	—	—		(0.07)	(0.02)	—

Net Asset Value, End of Period	$23.45	$22.35		$27.63	$35.04	$43.37

Total Return(d)	4.92%	(19.12	)%(e)	(20.89)%	(19.25)%	2.36%

Ratios to Average Net Assets:
Gross expenses(d)	1.74%	1.68%		1.75%	1.76%	1.81%
Net expenses(d)	1.68%	1.68%		1.68%	1.68%	1.68%
Net investment income (loss)(d)	(0.17)%	(1.68)%		(1.63)%	0.34%	0.03%

Supplemental Data:
Net assets, end of period (000's)	$7	$7		$16	$12	$14
Portfolio turnover rate(f)	—	—		—	—	—

(a)	As described in Note 8, share amounts have been adjusted for 1:4 reverse share split that occurred on November 18, 2019.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(e)	During the year ended December 31, 2021, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 0.60%.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

220 :: ProFund VP Short Emerging Markets :: Management Discussion of Fund Performance

ProFund VP Short Emerging Markets (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the S&P Emerging 50 ADR Index (USD)1 (the "Index") for a single day, not for any other period. A "single day" is measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund's stated multiple (-1x) times the return of the Fund's Index for the same period. For periods longer than a single day, the Fund will lose money if the Index's performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2022, the Fund had a total return of 6.69%. For the same period, the Index had a total return of -14.94%2 and a volatility of 32.35%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a free-float adjusted, market capitalization-weighted index. The Index is designed to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on Nasdaq. As of December 31, 2022, the Index consists of companies from the following emerging market countries: Brazil, Chile, China, India, Indonesia, Mexico, South Africa, South Korea and Taiwan. The Index is expressed in U.S. dollar terms and as such should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

During the year ended December 31, 2022, the Fund invested in swap agreements as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Emerging Markets from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Short Emerging Markets	6.69%	-6.56%	-7.37%
S&P Emerging 50 ADR Index (USD)	-14.94%	-0.29%	1.65%

Expense Ratios**

Fund	Gross	Net
ProFund VP Short Emerging Markets	1.61%	1.61%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100)%
Total Exposure	(100)%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Short Emerging Markets primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

S&P Emerging 50 ADR Index (USD) – Composition

Industry Breakdown	% of Index
Information Technology	27%
Consumer Discretionary	25%
Financials	18%
Materials	11%
Communication Services	8%
Energy	3%
Consumer Staples	2%
Industrials	2%
Health Care	2%
Utilities	1%
Real Estate	1%

Country Composition
China	32%
Taiwan	22%
India	18%
Brazil	14%
Other	14%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	Prior to April 1, 2022, the S&P Emerging 50 ADR Index (USD) was known as the S&P/BNY Mellon Emerging Markets 50 ADR Index (USD).
[2]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[3]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Short Emerging Markets :: 221

Schedule of Portfolio Investments :: December 31, 2022

Repurchase Agreements(a)(b) (99.4%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $857,396	$857,000	$857,000
TOTAL REPURCHASE AGREEMENTS (Cost $857,000)		857,000
TOTAL INVESTMENT SECURITIES (Cost $857,000)—99.4%		857,000
Net other assets (liabilities)—0.6%		5,166
NET ASSETS—100.0%		$862,166

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2022, the aggregate amount held in a segregated account was $300,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements—Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
S&P Emerging 50 ADR Index (USD)	Goldman Sachs International	1/27/23	(3.98)%	$(515,772)	$5,029
S&P Emerging 50 ADR Index (USD)	UBS AG	1/27/23	(3.83)%	(345,984)	3,868
				$(861,756)	$8,897

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

222 :: ProFund VP Short Emerging Markets :: Financial Statements

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$857,000
Repurchase agreements, at value	857,000
Total Investment Securities, at value	857,000
Cash	393
Interest receivable	198
Unrealized appreciation on swap agreements	8,897
Prepaid expenses	84
TOTAL ASSETS	866,572

LIABILITIES:
Payable for capital shares redeemed	34
Advisory fees payable	799
Management services fees payable	107
Administration fees payable	106
Administrative services fees payable	926
Distribution fees payable	1,020
Transfer agency fees payable	218
Fund accounting fees payable	66
Compliance services fees payable	12
Other accrued expenses	1,118
TOTAL LIABILITIES	4,406
NET ASSETS	$862,166

NET ASSETS CONSIST OF:
Capital	$3,465,919
Total distributable earnings (loss)	(2,603,753)
NET ASSETS	$862,166
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	32,258
Net Asset Value (offering and redemption price per share)	$26.73

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Interest	$26,514

EXPENSES:
Advisory fees	10,958
Management services fees	1,461
Administration fees	1,238
Transfer agency fees	1,250
Administrative services fees	3,234
Distribution fees	3,653
Custody fees	191
Fund accounting fees	807
Trustee fees	21
Compliance services fees	13
Other fees	1,967
Total Gross Expenses before reductions	24,793
Expenses reduced and reimbursed by the Advisor	(344)
TOTAL NET EXPENSES	24,449
NET INVESTMENT INCOME (LOSS)	2,065

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	12,346
Change in net unrealized appreciation/depreciation on swap agreements	20,479
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	32,825
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$34,890

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Short Emerging Markets :: 223

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$2,065	$(11,246)
Net realized gains (losses) on investments	12,346	4,707
Change in net unrealized appreciation/depreciation on investments	20,479	2,060
Change in net assets resulting from operations	34,890	(4,479)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(13,998)	—
Change in net assets resulting from distributions	(13,998)	—

CAPITAL TRANSACTIONS:
Proceeds from shares issued	23,147,149	19,451,966
Distributions reinvested	13,998	—
Value of shares redeemed	(23,031,353)	(19,101,772)
Change in net assets resulting from capital transactions	129,794	350,194
Change in net assets	150,686	345,715

NET ASSETS:
Beginning of period	711,480	365,765
End of period	$862,166	$711,480

SHARE TRANSACTIONS:
Issued	858,688	823,716
Reinvested	544	—
Redeemed	(854,857)	(811,599)
Change in shares	4,375	12,117

See accompanying notes to financial statements.

224 :: ProFund VP Short Emerging Markets :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020		Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$25.52	$23.20	$34.35		$47.77	$42.43

Investment Activities:
Net investment income (loss)(a)	0.04	(0.39)	(0.51)		0.20	0.15
Net realized and unrealized gains (losses) on investments	1.64	2.71	(10.35)		(9.52)	5.19
Total income (loss) from investment activities	1.68	2.32	(10.86)		(9.32)	5.34

Distributions to Shareholders From:
Net investment income	—	—	(0.29)		(0.23)	—
Net realized gains on investments	(0.47)	—	—		(3.87)	—
Total distributions	(0.47)	—	(0.29)		(4.10)	—

Net Asset Value, End of Period	$26.73	$25.52	$23.20		$34.35	$47.77

Total Return(b)	6.69%	9.96%	(31.76)%		(20.99)%	12.59	%(c)

Ratios to Average Net Assets:
Gross expenses(b)	1.70%	1.68%	1.72%		1.67%	1.59%
Net expenses(b)	1.67%	1.68%	1.69	%(d)	1.67%	1.52	%(c)
Net investment income (loss)(b)	0.14%	(1.68)%	(1.43)%		0.48%	0.34	%(c)

Supplemental Data:
Net assets, end of period (000's)	$862	$711	$366		$845	$1,988
Portfolio turnover rate(e)	—	—	—		—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.59% and 0.27%, respectively, and the total return would have been 12.51%.
(d)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Short International :: 225

ProFund VP Short International (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index® (the "Index") for a single day, not for any other period. Since the foreign markets are not open when this Fund values its shares, it determines its success in meeting this daily investment objective by comparing its daily return on a given day with the inverse of the daily performance of related futures contracts traded in the United States. A "single day" is measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will likely differ in amount, and possibly even direction from the Fund's stated multiple (-1x) times the return of the Fund's Index for the same period. For periods longer than a single day, the Fund will lose money if the Index's performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2022, the Fund had a total return of 12.45%. For the same period, the Index had a total return of -14.45%1 and a volatility of 19.95%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the U.S.-traded MSCI EAFE futures contract.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index includes 85% of free-float adjusted, market capitalization in each industry group in developed market countries equity performance, excluding the U.S. and Canada. As of December 31, 2022, the Index has constituent companies from the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index levels and the price of the related futures contracts are expressed in U.S. dollar terms and as such they should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

During the year ended December 31, 2022, the Fund invested in swap agreements as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Short International from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Short International	12.45%	-5.06%	-7.67%
MSCI EAFE Index®	-14.45%	1.54%	4.67%

Expense Ratios**

Fund	Gross	Net
ProFund VP Short International	1.58%	1.58%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(99)%
Total Exposure	(99)%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Short International primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

MSCI EAFE Index – Composition

Industry Breakdown	% of Index
Financials	18%
Industrials	15%
Health Care	14%
Consumer Discretionary	11%
Consumer Staples	10%
Information Technology	8%
Materials	8%
Energy	5%
Communication Services	5%
Utilities	3%
Real Estate	3%

Country Composition
Japan	22%
United Kingdom	15%
France	12%
Switzerland	10%
Other	41%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the U.S.-traded MSCI EAFE futures contract and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

226 :: ProFund VP Short International :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2022

Repurchase Agreements(a)(b) (99.3%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $2,995,385	$2,994,000	$2,994,000
TOTAL REPURCHASE AGREEMENTS (Cost $2,994,000)		2,994,000
TOTAL INVESTMENT SECURITIES (Cost $2,994,000)—99.3%		2,994,000
Net other assets (liabilities)—0.7%		22,374
NET ASSETS—100.0%		$3,016,374

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2022, the aggregate amount held in a segregated account was $571,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements—Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
MSCI EAFE Index	Goldman Sachs International	1/27/23	(4.13)%	$(2,097,259)	$13,185
MSCI EAFE Index	UBS AG	1/27/23	(4.03)%	(890,269)	4,304
				$(2,987,528)	$17,489

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Short International :: 227

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$2,994,000
Repurchase agreements, at value	2,994,000
Total Investment Securities, at value	2,994,000
Cash	949
Interest receivable	692
Unrealized appreciation on swap agreements	17,489
Receivable for capital shares issued	18,522
Prepaid expenses	3
TOTAL ASSETS	3,031,655

LIABILITIES:
Payable for capital shares redeemed	6,647
Advisory fees payable	1,961
Management services fees payable	261
Administration fees payable	268
Administrative services fees payable	1,775
Distribution fees payable	2,089
Transfer agency fees payable	470
Fund accounting fees payable	166
Compliance services fees payable	22
Other accrued expenses	1,622
TOTAL LIABILITIES	15,281
NET ASSETS	$3,016,374

NET ASSETS CONSIST OF:
Capital	$5,378,241
Total distributable earnings (loss)	(2,361,867)
NET ASSETS	$3,016,374
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	106,701
Net Asset Value (offering and redemption price per share)	$28.27

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Interest	$45,689

EXPENSES:
Advisory fees	14,419
Management services fees	1,922
Administration fees	1,621
Transfer agency fees	1,713
Administrative services fees	4,100
Distribution fees	4,806
Custody fees	465
Fund accounting fees	1,100
Trustee fees	25
Compliance services fees	23
Other fees	2,097
Total Gross Expenses before reductions	32,291
Expenses reduced and reimbursed by the Advisor	(217)
TOTAL NET EXPENSES	32,074
NET INVESTMENT INCOME (LOSS)	13,615

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	(39,696)
Change in net unrealized appreciation/depreciation on swap agreements	15,181
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(24,515)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,900)

See accompanying notes to financial statements.

228 :: ProFund VP Short International :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$13,615	$(9,294)
Net realized gains (losses) on investments	(39,696)	(111,588)
Change in net unrealized appreciation/depreciation on investments	15,181	1,482
Change in net assets resulting from operations	(10,900)	(119,400)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	15,425,196	2,980,066
Value of shares redeemed	(12,934,685)	(3,008,511)
Change in net assets resulting from capital transactions	2,490,511	(28,445)
Change in net assets	2,479,611	(147,845)

NET ASSETS:
Beginning of period	536,763	684,608
End of period	$3,016,374	$536,763

SHARE TRANSACTIONS:
Issued	526,966	112,771
Redeemed	(441,614)	(115,005)
Change in shares	85,352	(2,234)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Short International :: 229

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019(a)	Year Ended Dec. 31, 2018(a)
Net Asset Value, Beginning of Period	$25.14	$29.03	$35.17	$43.87	$37.99

Investment Activities:
Net investment income (loss)(b)	0.21	(0.43)	(0.53)	0.19	0.16
Net realized and unrealized gains (losses) on investments	2.92 (c)	(3.46)	(5.40)	(7.70)	5.72
Total income (loss) from investment activities	3.13	(3.89)	(5.93)	(7.51)	5.88

Distributions to Shareholders From:
Net investment income	—	—	(0.21)	(0.20)	—
Net realized gains on investments	—	—	—	(0.99)	—
Total distributions	—	—	(0.21)	(1.19)	—

Net Asset Value, End of Period	$28.27	$25.14	$29.03	$35.17	$43.87

Total Return(d)	12.45%	(13.40)%	(16.94)%	(17.42)%	15.47	%(e)

Ratios to Average Net Assets:
Gross expenses(d)	1.68%	1.63%	1.70%	1.69%	1.54%
Net expenses(d)	1.67%	1.63%	1.68%	1.68%	1.46	%(e)
Net investment income (loss)(d)	0.71%	(1.63)%	(1.43)%	0.48%	0.41	%(e)

Supplemental Data:
Net assets, end of period (000's)	$3,016	$537	$685	$596	$2,183
Portfolio turnover rate(f)	—	—	—	—	—

(a)	As described in Note 8, share amounts have been adjusted for 1:4 reverse share split that occurred on November 18, 2019.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(e)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.54% and 0.33%, respectively, and the total return would have been 15.39%.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

230 :: ProFund VP Short Mid-Cap :: Management Discussion of Fund Performance

ProFund VP Short Mid-Cap (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the S&P MidCap 400® Index (the "Index") for a single day, not for any other period. A "single day" is measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund's stated multiple (-1x) times the return of the Fund's Index for the same period. For periods longer than a single day, the Fund will lose money if the Index's performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2022, the Fund had a total return of 9.08%. For the same period, the Index had a total return of -13.06%1 and a volatility of 25.79%. For the year, the Fund achieved an average daily statistical correlation of 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, and financial viability. Reconstitution occurs both on a quarterly and ongoing basis.

During the year ended December 31, 2022, the Fund invested in swap agreements as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Mid-Cap from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Short Mid-Cap	9.08%	-11.83%	-13.84%
S&P MidCap 400®	-13.06%	6.71%	10.78%

Expense Ratios**

Fund	Gross	Net
ProFund VP Short Mid-Cap	1.69%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(99)%
Total Exposure	(99)%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Short Mid-Cap primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

S&P MidCap 400® – Composition

% of Index
Industrials	20%
Financials	15%
Consumer Discretionary	14%
Information Technology	12%
Health Care	10%
Real Estate	8%
Materials	7%
Utilities	4%
Consumer Staples	4%
Energy	4%
Communication Services	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Short Mid-Cap :: 231

Schedule of Portfolio Investments :: December 31, 2022

Repurchase Agreements(a)(b) (94.0%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $90,042	$90,000	$90,000
TOTAL REPURCHASE AGREEMENTS (Cost $90,000)		90,000
TOTAL INVESTMENT SECURITIES (Cost $90,000)—94.0%		90,000
Net other assets (liabilities)—6.0%		5,695
NET ASSETS—100.0%		$95,695

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2022, the aggregate amount held in a segregated account was $5,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements—Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
S&P MidCap 400	Goldman Sachs International	1/27/23	(4.43)%	$(49,351)	$26
S&P MidCap 400	UBS AG	1/27/23	(4.33)%	(45,407)	87
				$(94,758)	$113

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

232 :: ProFund VP Short Mid-Cap :: Financial Statements

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$90,000
Repurchase agreements, at value	90,000
Total Investment Securities, at value	90,000
Cash	779
Interest receivable	21
Unrealized appreciation on swap agreements	113
Receivable from counterparties to swap agreements	5,329
Prepaid expenses	32
TOTAL ASSETS	96,274

LIABILITIES:
Advisory fees payable	99
Management services fees payable	13
Administration fees payable	15
Administrative services fees payable	92
Distribution fees payable	109
Transfer agency fees payable	31
Fund accounting fees payable	9
Compliance services fees payable	2
Other accrued expenses	209
TOTAL LIABILITIES	579
NET ASSETS	$95,695

NET ASSETS CONSIST OF:
Capital	$2,688,049
Total distributable earnings (loss)	(2,592,354)
NET ASSETS	$95,695
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	11,538
Net Asset Value (offering and redemption price per share)	$8.29

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Interest	$5,425

EXPENSES:
Advisory fees	1,949
Management services fees	260
Administration fees	221
Transfer agency fees	231
Administrative services fees	640
Distribution fees	650
Custody fees	80
Fund accounting fees	149
Trustee fees	3
Compliance services fees	2
Other fees	260
Total Gross Expenses before reductions	4,445
Expenses reduced and reimbursed by the Advisor	(79)
TOTAL NET EXPENSES	4,366
NET INVESTMENT INCOME (LOSS)	1,059

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	(49,433)
Change in net unrealized appreciation/depreciation on swap agreements	280
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(49,153)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(48,094)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Short Mid-Cap :: 233

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$1,059	$(1,224)
Net realized gains (losses) on investments	(49,433)	(37,685)
Change in net unrealized appreciation/depreciation on investments	280	(87)
Change in net assets resulting from operations	(48,094)	(38,996)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	—	(139,495)
Change in net assets resulting from distributions	—	(139,495)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	3,236,746	4,378,802
Distributions reinvested	—	24,595
Value of shares redeemed	(3,137,493)	(4,248,482)
Change in net assets resulting from capital transactions	99,253	154,915
Change in net assets	51,159	(23,576)

NET ASSETS:
Beginning of period	44,536	68,112
End of period	$95,695	$44,536

SHARE TRANSACTIONS:
Issued	376,196	386,203
Reinvested	—	3,022
Redeemed	(370,518)	(386,749)
Change in shares	5,678	2,476

See accompanying notes to financial statements.

234 :: ProFund VP Short Mid-Cap :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021		Year Ended Dec. 31, 2020		Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$7.60	$20.13		$27.75		$35.30	$33.94

Investment Activities:
Net investment income (loss)(a)	0.03	(0.18)		(0.44)		0.18	0.05
Net realized and unrealized gains (losses) on investments	0.66 (b)	(4.08)		(6.91)		(7.64)	3.33
Total income (loss) from investment activities	0.69	(4.26)		(7.35)		(7.46)	3.38

Distributions to Shareholders From:
Net investment income	—	—		(0.27)		(0.09)	—
Net realized gains on investments	—	(8.27)		—		—	(2.02)
Total distributions	—	(8.27)		(0.27)		(0.09)	(2.02)

Net Asset Value, End of Period	$8.29	$7.60		$20.13		$27.75	$35.30

Total Return(c)	9.08%	(23.87	)%(d)	(26.65)%		(21.17)%	10.97%

Ratios to Average Net Assets:
Gross expenses(c)	1.71%	1.69%		1.76%		1.66%	1.67%
Net expenses(c)	1.68%	1.68%		1.69	%(e)	1.66%	1.67%
Net investment income (loss)(c)	0.41%	(1.68)%		(1.49)%		0.59%	0.17%

Supplemental Data:
Net assets, end of period (000's)	$96	$45		$68		$142	$657
Portfolio turnover rate(f)	—	—		—		—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(c)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(d)	During the year ended December 31, 2021, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 0.16%.
(e)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Short Nasdaq-100 :: 235

ProFund VP Short Nasdaq-100 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the Nasdaq-100® Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2022, the Fund had a total return of 35.06%. For the same period, the Index had a total return of -32.38%1 and a volatility of 32.52%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index, a modified market capitalization-weighted index, includes 100 of the largest non-financial domestic and international issues listed on Nasdaq.

During the year ended December 31, 2022, the Fund invested in swap agreements and futures contracts as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Nasdaq-100 from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Short Nasdaq-100	35.06%	-16.57%	-18.18%
Nasdaq-100® Index	-32.38%	12.36%	16.45%

Expense Ratios**

Fund	Gross	Net
ProFund VP Short Nasdaq-100	1.68%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Futures Contracts	(9)%
Swap Agreements	(91)%
Total Exposure	(100)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Short Nasdaq-100 primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Nasdaq-100® Index – Composition

% of Index
Information Technology	51%
Communication Services	16%
Consumer Discretionary	14%
Health Care	7%
Consumer Staples	7%
Industrials	4%
Utilities	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

236 :: ProFund VP Short Nasdaq-100 :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2022

Repurchase Agreements(a)(b) (222.9%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $16,691,715	$16,684,000	$16,684,000
TOTAL REPURCHASE AGREEMENTS (Cost $16,684,000)		16,684,000
TOTAL INVESTMENT SECURITIES (Cost $16,684,000)—222.9%		16,684,000
Net other assets (liabilities)—(122.9)%(c)		(9,199,734)
NET ASSETS—100.0%		$7,484,266

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2022, the aggregate amount held in a segregated account was $2,050,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(c)	Amount includes $9,170,012 of net capital share redemptions.

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini Nasdaq-100 Futures Contracts	3	3/20/23	$(661,335)	$36,006

Total Return Swap Agreements—Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Nasdaq-100 Index	Goldman Sachs International	1/27/23	(4.68)%	$(3,971,133)	$(31,550)
Nasdaq-100 Index	UBS AG	1/27/23	(4.48)%	(2,855,277)	(29,788)
				$(6,826,410)	$(61,338)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Short Nasdaq-100 :: 237

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$16,684,000
Repurchase agreements, at value	16,684,000
Total Investment Securities, at value	16,684,000
Cash	611
Segregated cash balances for futures contracts with brokers	52,140
Segregated cash balances for swap agreements with custodian	626
Interest receivable	3,858
Receivable for capital shares issued	305,379
Variation margin on futures contracts	630
Prepaid expenses	29
TOTAL ASSETS	17,047,273

LIABILITIES:
Payable for capital shares redeemed	9,475,391
Unrealized depreciation on swap agreements	61,338
Advisory fees payable	4,868
Management services fees payable	649
Administration fees payable	598
Administrative services fees payable	4,905
Distribution fees payable	5,538
Transfer agency fees payable	1,346
Fund accounting fees payable	338
Compliance services fees payable	64
Other accrued expenses	7,972
TOTAL LIABILITIES	9,563,007
NET ASSETS	$7,484,266

NET ASSETS CONSIST OF:
Capital	$22,664,764
Total distributable earnings (loss)	(15,180,498)
NET ASSETS	$7,484,266
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	410,806
Net Asset Value (offering and redemption price per share)	$18.22

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Interest	$163,449

EXPENSES:
Advisory fees	74,765
Management services fees	9,969
Administration fees	9,226
Transfer agency fees	8,499
Administrative services fees	22,510
Distribution fees	24,921
Custody fees	1,772
Fund accounting fees	5,486
Trustee fees	173
Compliance services fees	86
Other fees	14,766
Total Gross Expenses before reductions	172,173
Expenses reduced and reimbursed by the Advisor	(4,700)
TOTAL NET EXPENSES	167,473
NET INVESTMENT INCOME (LOSS)	(4,024)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on futures contracts	41,536
Net realized gains (losses) on swap agreements	(1,202,980)
Change in net unrealized appreciation/depreciation on futures contracts	36,006
Change in net unrealized appreciation/depreciation on swap agreements	(88,897)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(1,214,335)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,218,359)

See accompanying notes to financial statements.

238 :: ProFund VP Short Nasdaq-100 :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(4,024)	$(58,115)
Net realized gains (losses) on investments	(1,161,444)	(329,324)
Change in net unrealized appreciation/depreciation on investments	(52,891)	103,813
Change in net assets resulting from operations	(1,218,359)	(283,626)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	—	(224,885)
Change in net assets resulting from distributions	—	(224,885)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	625,172,638	279,257,492
Distributions reinvested	—	224,885
Value of shares redeemed	(618,292,641)	(282,271,549)
Change in net assets resulting from capital transactions	6,879,997	(2,789,172)
Change in net assets	5,661,638	(3,297,683)

NET ASSETS:
Beginning of period	1,822,628	5,120,311
End of period	$7,484,266	$1,822,628

SHARE TRANSACTIONS:
Issued	38,586,245	17,721,531
Reinvested	—	12,939
Redeemed	(38,310,557)	(17,880,396)
Change in shares	275,688	(145,926)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Short Nasdaq-100 :: 239

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019(a)		Year Ended Dec. 31, 2018(a)
Net Asset Value, Beginning of Period	$13.49	$18.22	$31.90	$44.38		$45.72

Investment Activities:
Net investment income (loss)(b)	(0.01)	(0.27)	(0.32)	0.12		0.04
Net realized and unrealized gains (losses) on investments	4.74 (c)	(4.26)	(13.32)	(12.55)		(1.38)
Total income (loss) from investment activities	4.73	(4.53)	(13.64)	(12.43)		(1.34)

Distributions to Shareholders From:
Net investment income	—	—	(0.04)	(0.05)		—
Net realized gains on investments	—	(0.20)	—	—		—
Total distributions	—	(0.20)	(0.04)	(0.05)		—

Net Asset Value, End of Period	$18.22	$13.49	$18.22	$31.90		$44.38

Total Return(d)	35.06%	(25.13)%	(42.77)%	(28.05)%		(2.89	)%(e)

Ratios to Average Net Assets:
Gross expenses(d)	1.73%	1.68%	1.75%	1.73%		1.76%
Net expenses(d)	1.68%	1.68%	1.68%	1.69	%(f)	1.66	%(e)
Net investment income (loss)(d)	(0.04)%	(1.68)%	(1.33)%	0.32%		0.08	%(e)

Supplemental Data:
Net assets, end of period (000’s)	$7,484	$1,823	$5,120	$7,353		$4,667
Portfolio turnover rate(g)	—	—	—	—		—

(a)	As described in Note 8, share amounts have been adjusted for 1:4 reverse share split that occurred on November 18, 2019.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(e)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.67% and 0.07%, respectively, and the total return would have been (2.90)%.
(f)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation in applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(g)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

240 :: ProFund VP Short Small-Cap :: Management Discussion of Fund Performance

ProFund VP Short Small-Cap (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the Russell 2000® Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2022, the Fund had a total return of 17.81%. For the same period, the Index had a total return of -20.44%1 and a volatility of 28.15%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2,000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended December 31, 2022, the Fund invested in swap agreements and futures contracts as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Small-Cap from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Short Small-Cap	17.81%	-10.72%	-13.44%
Russell 2000® Index	-20.44%	4.13%	9.01%

Expense Ratios**

Fund	Gross	Net
ProFund VP Short Small-Cap	1.69%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100)%
Total Exposure	(100)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Short Small-Cap primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Russell 2000® Index – Composition

% of Index
Financials	17%
Health Care	16%
Industrials	16%
Information Technology	13%
Consumer Discretionary	10%
Energy	7%
Real Estate	6%
Materials	4%
Consumer Staples	4%
Utilities	4%
Communication Services	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Short Small-Cap :: 241

Schedule of Portfolio Investments :: December 31, 2022

Repurchase Agreements(a)(b) (102.0%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $3,107,436	$3,106,000	$3,106,000
TOTAL REPURCHASE AGREEMENTS (Cost $3,106,000)		3,106,000
TOTAL INVESTMENT SECURITIES (Cost $3,106,000)—102.0%		3,106,000
Net other assets (liabilities)—(2.0)%		(60,577)
NET ASSETS—100.0%		$3,045,423

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2022, the aggregate amount held in a segregated account was $460,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements—Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Russell 2000 Index	Goldman Sachs International	1/27/23	(4.33)%	$(2,106,455)	$(19,636)
Russell 2000 Index	UBS AG	1/27/23	(3.83)%	(928,179)	(6,578)
				$(3,034,634)	$(26,214)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

242 :: ProFund VP Short Small-Cap :: Financial Statements

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$3,106,000
Repurchase agreements, at value	3,106,000
Total Investment Securities, at value	3,106,000
Cash	883
Interest receivable	718
Prepaid expenses	3
TOTAL ASSETS	3,107,604

LIABILITIES:
Payable for capital shares redeemed	27,515
Unrealized depreciation on swap agreements	26,214
Advisory fees payable	1,987
Management services fees payable	265
Administration fees payable	309
Administrative services fees payable	1,500
Distribution fees payable	1,581
Transfer agency fees payable	447
Fund accounting fees payable	175
Compliance services fees payable	20
Other accrued expenses	2,168
TOTAL LIABILITIES	62,181
NET ASSETS	$3,045,423

NET ASSETS CONSIST OF:
Capital	$8,801,627
Total distributable earnings (loss)	(5,756,204)
NET ASSETS	$3,045,423
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	115,638
Net Asset Value (offering and redemption price per share)	$26.34

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Interest	$42,274
EXPENSES:

Advisory fees	15,831
Management services fees	2,111
Administration fees	1,938
Transfer agency fees	1,781
Administrative services fees	5,162
Distribution fees	5,277
Custody fees	550
Fund accounting fees	1,152
Trustee fees	32
Compliance services fees	20
Other fees	3,834
Total Gross Expenses before reductions	37,688
Expenses reduced and reimbursed by the Advisor	(2,226)
TOTAL NET EXPENSES	35,462
NET INVESTMENT INCOME (LOSS)	6,812

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on futures contracts	22,353
Net realized gains (losses) on swap agreements	168,235
Change in net unrealized appreciation/depreciation on futures contracts	1,694
Change in net unrealized appreciation/depreciation on swap agreements	(31,300)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	160,982
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$167,794

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Short Small-Cap :: 243

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$6,812	$(18,630)
Net realized gains (losses) on investments	190,588	(250,375)
Change in net unrealized appreciation/depreciation on investments	(29,606)	960
Change in net assets resulting from operations	167,794	(268,045)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	21,351,405	25,830,717
Value of shares redeemed	(19,469,428)	(25,651,108)
Change in net assets resulting from capital transactions	1,881,977	179,609
Change in net assets	2,049,771	(88,436)

NET ASSETS:
Beginning of period	995,652	1,084,088
End of period	$3,045,423	$995,652

SHARE TRANSACTIONS:
Issued	840,150	1,108,415
Redeemed	(769,069)	(1,103,127)
Change in shares	71,081	5,288

See accompanying notes to financial statements.

244 :: ProFund VP Short Small-Cap :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020(a)	Year Ended Dec. 31, 2019(a)	Year Ended Dec. 31, 2018(a)
Net Asset Value, Beginning of Period	$22.35	$27.61	$40.78	$57.35	$51.94

Investment Activities:
Net investment income (loss)(b)	0.08	(0.39)	(0.56)	0.20	0.04
Net realized and unrealized gains (losses) on investments	3.91	(4.87)	(12.42)	(11.57)	5.37
Total income (loss) from investment activities	3.99	(5.26)	(12.98)	(11.37)	5.41

Distributions to Shareholders From:
Net investment income	—	—	(0.19)	(0.04)	—
Net realized gains on investments	—	—	—	(5.16)	—
Total distributions	—	—	(0.19)	(5.20)	—

Net Asset Value, End of Period	$26.34	$22.35	$27.61	$40.78	$57.35

Total Return(c)	17.81%	(19.05)%	(31.96)%	(20.78)%	10.39	%(d)

Ratios to Average Net Assets:
Gross expenses(c)	1.79%	1.69%	1.83%	1.77%	1.78%
Net expenses(c)	1.68%	1.68%	1.68%	1.68%	1.68	%(d)
Net investment income (loss)(c)	0.32%	(1.68)%	(1.36)%	0.42%	0.10	%(d)

Supplemental Data:
Net assets, end of period (000’s)	$3,045	$996	$1,084	$1,855	$2,931
Portfolio turnover rate(e)	—	—	—	—	—

(a)	As described in Note 8, share amounts have been adjusted for 1:4 reverse share split that occurred on December 14, 2020.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(d)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. The effect to the net expense ratio, net investment income (loss) ratio, and total return were each less than 0.005%.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Small-Cap :: 245

ProFund VP Small-Cap (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the Russell 2000® Index (the "Index"). For the year ended December 31, 2022, the Fund had a total return of -21.85%. For the same period, the Index had a total return of -20.44%1 and a volatility of 28.15%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted market capitalization-weighted index containing approximately 2,000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended December 31, 2022, the Fund invested in swap agreements in addition to investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Small-Cap	-21.85%	2.14%	7.03%
Russell 2000® Index	-20.44%	4.13%	9.01%

Expense Ratios**

Fund	Gross	Net
ProFund VP Small-Cap	1.70%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	68%
Swap Agreements	32%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Halozyme Therapeutics, Inc.	0.2%
Shockwave Medical, Inc.	0.2%
Inspire Medical Systems, Inc.	0.2%
EMCOR Group, Inc.	0.2%
Crocs, Inc.	0.2%

Russell 2000® Index – Composition

% of Index
Financials	17%
Health Care	16%
Industrials	16%
Information Technology	13%
Consumer Discretionary	10%
Energy	7%
Real Estate	6%
Materials	4%
Consumer Staples	4%
Utilities	4%
Communication Services	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

246  :: ProFund VP Small-Cap :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2022

Common Stocks (68.1%)

	Shares	Value
1-800-Flowers.com, Inc.*—Class A (Internet & Direct Marketing Retail)	82	$784
1Life Healthcare, Inc.* (Health Care Providers & Services)	550	9,191
1st Source Corp. (Banks)	49	2,601
1stdibs.com, Inc.* (Internet & Direct Marketing Retail)	72	366
22nd Century Group, Inc.* (Tobacco)	493	454
23andMe Holding Co.*—Class A (Life Sciences Tools & Services)	787	1,700
2seventy bio, Inc.* (Biotechnology)	114	1,068
2U, Inc.* (Diversified Consumer Services)	231	1,448
3D Systems Corp.* (Technology Hardware, Storage & Peripherals)	386	2,856
4D Molecular Therapeutics, Inc.* (Biotechnology)	91	2,021
5E Advanced Materials, Inc.*(a) (Metals & Mining)	117	922
8x8, Inc.* (Software)	339	1,464
908 Devices, Inc.* (Electronic Equipment, Instruments & Components)	67	511
A10 Networks, Inc. (Software)	195	3,243
Aadi Bioscience, Inc.* (Pharmaceuticals)	44	565
AAON, Inc. (Building Products)	134	10,093
AAR Corp.* (Aerospace & Defense)	103	4,625
Aaron’s Co., Inc. (The) (Specialty Retail)	92	1,099
AbCellera Biologics, Inc.* (Life Sciences Tools & Services)	631	6,391
Abercrombie & Fitch Co.* (Specialty Retail)	148	3,391
ABM Industries, Inc. (Commercial Services & Supplies)	202	8,974
Absci Corp.* (Life Sciences Tools & Services)	161	338
Academy Sports & Outdoors, Inc. (Leisure Products)	236	12,399
ACADIA Pharmaceuticals, Inc.* (Biotechnology)	366	5,827
Acadia Realty Trust (Equity Real Estate Investment Trusts (REITs))	284	4,075
Accel Entertainment, Inc.* (Hotels, Restaurants & Leisure)	170	1,309
ACCO Brands Corp. (Commercial Services & Supplies)	280	1,565
Accolade, Inc.* (Health Care Technology)	200	1,558
ACI Worldwide, Inc.* (Software)	342	7,866
Aclaris Therapeutics, Inc.* (Pharmaceuticals)	197	3,103
ACM Research, Inc.*—Class A (Semiconductors & Semiconductor Equipment)	146	1,126
ACNB Corp. (Banks)	25	995
Acushnet Holdings Corp. (Leisure Products)	101	4,288
ACV Auctions, Inc.*—Class A (Commercial Services & Supplies)	359	2,947
AdaptHealth Corp.* (Health Care Providers & Services)	220	4,228
Adaptive Biotechnologies Corp.* (Life Sciences Tools & Services)	340	2,598
Addus HomeCare Corp.* (Health Care Providers & Services)	47	4,676
Adeia, Inc. (Software)	318	3,015
Adicet Bio, Inc.* (Pharmaceuticals)	92	822
Adient PLC* (Auto Components)	289	10,025
ADMA Biologics, Inc.* (Biotechnology)	566	2,196
Adtalem Global Education, Inc.* (Diversified Consumer Services)	137	4,864
AdTheorent Holding Co., Inc.* (Media)	112	186
ADTRAN Holdings, Inc. (Communications Equipment)	234	4,397
Advanced Energy Industries, Inc. (Electronic Equipment, Instruments & Components)	115	9,865
AdvanSix, Inc. (Chemicals)	81	3,080
Advantage Solutions, Inc.* (Media)	251	522
Aemetis, Inc.* (Oil, Gas & Consumable Fuels)	91	360
Aerojet Rocketdyne Holdings, Inc.* (Aerospace & Defense)	242	13,534
Aerovate Therapeutics, Inc.* (Biotechnology)	28	820
AeroVironment, Inc.* (Aerospace & Defense)	75	6,425
AerSale Corp.* (Aerospace & Defense)	63	1,022
Aeva Technologies, Inc.* (Electronic Equipment, Instruments & Components)	295	401
AEye, Inc.* (Electronic Equipment, Instruments & Components)	311	149
AFC Gamma, Inc. (Mortgage Real Estate Investment Trusts (REITs))	50	787
Affimed N.V.* (Biotechnology)	444	551
Agenus, Inc.* (Biotechnology)	928	2,227
Agiliti, Inc.* (Health Care Providers & Services)	85	1,386
Agilysys, Inc.* (Software)	60	4,748
Agios Pharmaceuticals, Inc.* (Biotechnology)	166	4,661
Agree Realty Corp. (Equity Real Estate Investment Trusts (REITs))	267	18,937
Air Transport Services Group, Inc.* (Air Freight & Logistics)	176	4,572
AirSculpt Technologies, Inc. (Health Care Providers & Services)	38	141
aka Brands Holding Corp.* (Internet & Direct Marketing Retail)	34	43
Akero Therapeutics, Inc.* (Biotechnology)	106	5,809
Akoustis Technologies, Inc.* (Electronic Equipment, Instruments & Components)	162	457
Akoya Biosciences, Inc.* (Life Sciences Tools & Services)	48	459
Alamo Group, Inc. (Machinery)	31	4,390
Alarm.com Holdings, Inc.* (Software)	147	7,274
Albany International Corp.—Class A (Machinery)	95	9,366
Albireo Pharma, Inc.* (Biotechnology)	55	1,189
Alector, Inc.* (Biotechnology)	190	1,754
Alerus Financial Corp. (Diversified Financial Services)	46	1,074
Alexander & Baldwin, Inc. (Equity Real Estate Investment Trusts (REITs))	221	4,139
Alexander's, Inc. (Equity Real Estate Investment Trusts (REITs))	7	1,540
Alico, Inc. (Food Products)	19	454
Alight, Inc.*—Class A (Professional Services)	1,035	8,653

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 247

Common Stocks, continued

	Shares	Value
Alignment Healthcare, Inc.* (Health Care Providers & Services)	300	$3,528
Alkami Technology, Inc.* (Software)	111	1,619
Alkermes PLC* (Biotechnology)	497	12,986
Allbirds, Inc.*—Class A (Textiles, Apparel & Luxury Goods)	294	711
Allegiant Travel Co.* (Airlines)	48	3,264
ALLETE, Inc. (Electric Utilities)	175	11,289
Allied Motion Technologies, Inc. (Electrical Equipment)	41	1,427
Allogene Therapeutics, Inc.* (Biotechnology)	243	1,528
Allovir, Inc.* (Biotechnology)	95	487
Alpha & Omega Semiconductor, Ltd.* (Semiconductors & Semiconductor Equipment)	67	1,914
Alpha Metallurgical Resources, Inc. (Metals & Mining)	46	6,734
Alpha Teknova, Inc.* (Biotechnology)	19	107
Alphatec Holdings, Inc.* (Health Care Equipment & Supplies)	221	2,729
Alpine Immune Sciences, Inc.* (Biotechnology)	69	507
Alta Equipment Group, Inc. (Trading Companies & Distributors)	63	831
Altair Engineering, Inc.*—Class A (Software)	158	7,184
Alto Ingredients, Inc.* (Oil, Gas & Consumable Fuels)	220	634
Altra Industrial Motion Corp. (Machinery)	198	11,831
Altus Power, Inc.* (Independent Power and Renewable Electricity Producers)	132	861
ALX Oncology Holdings, Inc.* (Biotechnology)	65	733
Amalgamated Financial Corp. (Banks)	54	1,244
A-Mark Precious Metals, Inc. (Diversified Financial Services)	56	1,945
Ambac Financial Group, Inc.* (Insurance)	135	2,354
Ambarella, Inc.* (Semiconductors & Semiconductor Equipment)	111	9,128
AMC Networks, Inc.*—Class A (Media)	92	1,442
Amerant Bancorp, Inc. (Banks)	85	2,281
Ameresco, Inc.*—Class A (Construction & Engineering)	97	5,543
American Assets Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	151	4,002
American Axle & Manufacturing Holdings, Inc.* (Auto Components)	344	2,690
American Eagle Outfitters, Inc. (Specialty Retail)	470	6,561
American Equity Investment Life Holding Co. (Insurance)	216	9,855
American National Bankshares, Inc. (Banks)	32	1,182
American Public Education, Inc.* (Diversified Consumer Services)	57	701
American Realty Investors, Inc.* (Real Estate Management & Development)	5	128
American Software, Inc.—Class A (Software)	96	1,409
American States Water Co. (Water Utilities)	112	10,365
American Vanguard Corp. (Chemicals)	85	1,845
American Well Corp.*—Class A (Health Care Technology)	699	1,978
American Woodmark Corp.* (Building Products)	50	2,443
America's Car-Mart, Inc.* (Specialty Retail)	18	1,301
Ameris Bancorp (Banks)	202	9,522
AMERISAFE, Inc. (Insurance)	58	3,014
Amicus Therapeutics, Inc.* (Biotechnology)	840	10,256
Amkor Technology, Inc. (Semiconductors & Semiconductor Equipment)	309	7,410
AMMO, Inc.* (Leisure Products)	270	467
AMN Healthcare Services, Inc.* (Health Care Providers & Services)	132	13,572
Amneal Pharmaceuticals, Inc.* (Pharmaceuticals)	314	625
Amphastar Pharmaceuticals, Inc.* (Pharmaceuticals)	117	3,278
Amplify Energy Corp.* (Oil, Gas & Consumable Fuels)	109	958
Amplitude, Inc.*—Class A (Software)	170	2,054
Amylyx Pharmaceuticals, Inc.* (Pharmaceuticals)	154	5,690
Amyris, Inc.*(a) (Oil, Gas & Consumable Fuels)	610	933
AN2 Therapeutics, Inc.* (Pharmaceuticals)	34	324
AnaptysBio, Inc.* (Biotechnology)	62	1,921
Anavex Life Sciences Corp.*(a) (Biotechnology)	211	1,954
Angel Oak Mortgage, Inc. (Mortgage Real Estate Investment Trusts (REITs))	36	170
AngioDynamics, Inc.* (Health Care Equipment & Supplies)	113	1,556
ANI Pharmaceuticals, Inc.* (Pharmaceuticals)	39	1,569
Anika Therapeutics, Inc.* (Health Care Equipment & Supplies)	44	1,302
Anterix, Inc.* (Diversified Telecommunication Services)	56	1,802
Apartment Investment and Management Co. (Equity Real Estate Investment Trusts (REITs))	456	3,247
Apellis Pharmaceuticals, Inc.* (Biotechnology)	286	14,788
API Group Corp.* (Construction & Engineering)	631	11,869
Apogee Enterprises, Inc. (Building Products)	68	3,023
Apollo Commercial Real Estate Finance, Inc. (Mortgage Real Estate Investment Trusts (REITs))	429	4,616
Apollo Medical Holdings, Inc.* (Health Care Providers & Services)	119	3,521
Appfolio, Inc.* (Software)	59	6,217
AppHarvest, Inc.* (Food Products)	231	131
Appian Corp.* (Software)	122	3,972
Apple Hospitality REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	656	10,352
Applied Digital Corp.* (Software)	206	379
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)	117	14,747
Arbor Realty Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	503	6,634
Arbutus Biopharma Corp.* (Biotechnology)	346	806
ArcBest Corp. (Road & Rail)	75	5,253
Arcellx, Inc.* (Biotechnology)	90	2,788
Arch Resources, Inc. (Oil, Gas & Consumable Fuels)	45	6,426
Archer Aviation, Inc.*—Class A (Aerospace & Defense)	442	827
Archrock, Inc. (Energy Equipment & Services)	413	3,709
Arconic Corp.* (Metals & Mining)	309	6,538
Arcosa, Inc. (Construction & Engineering)	148	8,042
Arcturus Therapeutics Holdings, Inc.* (Biotechnology)	70	1,187

See accompanying notes to financial statements.

248  :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Arcus Biosciences, Inc.* (Biotechnology)	157	$3,247
Arcutis Biotherapeutics, Inc.* (Biotechnology)	126	1,865
Ardmore Shipping Corp.* (Oil, Gas & Consumable Fuels)	125	1,801
Ares Commercial Real Estate Corp. (Mortgage Real Estate Investment Trusts (REITs))	156	1,605
Argan, Inc. (Construction & Engineering)	40	1,475
Argo Group International Holdings, Ltd. (Insurance)	97	2,507
Aris Water Solution, Inc.—Class A (Commercial Services & Supplies)	67	965
Arko Corp. (Specialty Retail)	254	2,200
Arlo Technologies, Inc.* (Electronic Equipment, Instruments & Components)	265	930
Armada Hoffler Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	205	2,358
ARMOUR Residential REIT, Inc.(a) (Mortgage Real Estate Investment Trusts (REITs))	401	2,258
Array Technologies, Inc.* (Electrical Equipment)	460	8,892
Arrow Financial Corp. (Banks)	43	1,458
Arrowhead Pharmaceuticals, Inc.* (Biotechnology)	314	12,735
Arteris, Inc.* (Software)	54	232
Artesian Resources Corp.—Class A (Water Utilities)	25	1,465
Artisan Partners Asset Management, Inc. (Capital Markets)	183	5,435
Artivion, Inc.* (Health Care Equipment & Supplies)	119	1,442
Arvinas, Inc.* (Pharmaceuticals)	148	5,063
Asana, Inc.*—Class A (Software)	224	3,084
Asbury Automotive Group, Inc.* (Specialty Retail)	68	12,188
ASGN, Inc.* (Professional Services)	150	12,222
Ashford Hospitality Trust, Inc.* (Equity Real Estate Investment Trusts (REITs))	105	469
Aspen Aerogels, Inc.* (Chemicals)	95	1,120
Assetmark Financial Holdings, Inc.* (Capital Markets)	66	1,518
Associated Banc-Corp. (Banks)	455	10,506
Associated Capital Group, Inc.—Class A (Capital Markets)	5	210
Astec Industries, Inc. (Machinery)	70	2,846
Astra Space, Inc.* (Aerospace & Defense)	471	204
Astronics Corp.* (Aerospace & Defense)	77	793
Atara Biotherapeutics, Inc.* (Biotechnology)	283	928
Atea Pharmaceuticals, Inc.* (Biotechnology)	233	1,121
Aterian, Inc.* (Household Durables)	201	155
Athira Pharma, Inc.* (Pharmaceuticals)	104	330
ATI Physical Therapy, Inc.* (Health Care Providers & Services)	228	70
ATI, Inc.* (Metals & Mining)	378	11,287
Atkore, Inc.* (Electrical Equipment)	126	14,292
Atlantic Union Bankshares (Banks)	228	8,012
Atlanticus Holdings Corp.* (Consumer Finance)	13	341
Atlas Air Worldwide Holdings, Inc.* (Air Freight & Logistics)	85	8,568
Atlas Technical Consultants, Inc.* (Professional Services)	58	299
ATN International, Inc. (Diversified Telecommunication Services)	33	1,495
Atomera, Inc.* (Semiconductors & Semiconductor Equipment)	63	392
AtriCure, Inc.* (Health Care Equipment & Supplies)	139	6,169
Atrion Corp. (Health Care Equipment & Supplies)	4	2,238
Aura Biosciences, Inc.* (Biotechnology)	56	588
Aurinia Pharmaceuticals, Inc.* (Biotechnology)	409	1,767
Avanos Medical, Inc.* (Health Care Equipment & Supplies)	141	3,815
Avaya Holdings Corp.*—Class C (Software)	260	51
Aveanna Healthcare Holdings, Inc.* (Health Care Providers & Services)	136	106
AvePoint, Inc.* (Software)	399	1,640
Aviat Networks, Inc.* (Communications Equipment)	34	1,060
Avid Bioservices, Inc.* (Biotechnology)	186	2,561
Avid Technology, Inc.* (Technology Hardware, Storage & Peripherals)	106	2,819
Avidity Biosciences, Inc.* (Biotechnology)	163	3,617
AvidXchange Holdings, Inc.* (Software)	447	4,443
Avient Corp. (Chemicals)	277	9,352
Avista Corp. (Multi-Utilities)	225	9,977
Axcelis Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	100	7,936
AxoGen, Inc.* (Health Care Equipment & Supplies)	124	1,238
Axonics, Inc.* (Health Care Equipment & Supplies)	149	9,317
Axos Financial, Inc.* (Thrifts & Mortgage Finance)	175	6,689
Axsome Therapeutics, Inc.* (Pharmaceuticals)	98	7,559
AXT, Inc.* (Semiconductors & Semiconductor Equipment)	125	548
AZZ, Inc. (Electrical Equipment)	75	3,015
B Riley Financial, Inc. (Capital Markets)	63	2,155
B&G Foods, Inc.(a) (Food Products)	216	2,408
Babcock & Wilcox Enterprises, Inc.* (Electrical Equipment)	185	1,067
Babylon Holdings, Ltd.*—Class A (Health Care Technology)	13	90
Badger Meter, Inc. (Electronic Equipment, Instruments & Components)	89	9,704
Bakkt Holdings, Inc.* (Capital Markets)	178	212
Balchem Corp. (Chemicals)	97	11,844
Bally's Corp.* (Hotels, Restaurants & Leisure)	109	2,112
Banc of California, Inc. (Banks)	161	2,565
BancFirst Corp. (Banks)	60	5,291
Banco Latinoamericano de Comercio Exterior S.A.—Class E (Diversified Financial Services)	84	1,361
Bandwidth, Inc.* (Diversified Telecommunication Services)	71	1,629
Bank First Corp. (Banks)	24	2,228
Bank of Marin Bancorp (Banks)	48	1,578
BankUnited, Inc. (Banks)	237	8,051
Bankwell Financial Group, Inc. (Banks)	17	500
Banner Corp. (Banks)	104	6,573
Bar Harbor Bankshares (Banks)	45	1,442
BARK, Inc.* (Internet & Direct Marketing Retail)	364	542
Barnes Group, Inc. (Machinery)	149	6,087

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 249

Common Stocks, continued

	Shares	Value
Barrett Business Services, Inc. (Professional Services)	21	$1,959
Battalion Oil Corp.* (Oil, Gas & Consumable Fuels)	8	78
BayCom Corp. (Banks)	37	702
BCB Bancorp, Inc. (Banks)	44	792
Beacon Roofing Supply, Inc.* (Trading Companies & Distributors)	157	8,288
Beam Therapeutics, Inc.* (Biotechnology)	194	7,587
Beazer Homes USA, Inc.* (Household Durables)	89	1,136
Bed Bath & Beyond, Inc.*(a) (Specialty Retail)	234	587
Belden, Inc. (Electronic Equipment, Instruments & Components)	129	9,275
BellRing Brands, Inc.* (Personal Products)	402	10,307
Benchmark Electronics, Inc. (Electronic Equipment, Instruments & Components)	106	2,829
Benefitfocus, Inc.* (Software)	80	837
Benson Hill, Inc.* (Software)	522	1,331
Berkeley Lights, Inc.* (Life Sciences Tools & Services)	172	461
Berkshire Grey, Inc.* (Machinery)	151	91
Berkshire Hills Bancorp, Inc. (Banks)	132	3,947
Berry Corp. (Oil, Gas & Consumable Fuels)	232	1,856
Beyond Meat, Inc.*(a) (Food Products)	187	2,302
BGC Partners, Inc.—Class A (Capital Markets)	961	3,623
Big 5 Sporting Goods Corp. (Specialty Retail)	65	574
Big Lots, Inc. (Multiline Retail)	86	1,264
BigCommerce Holdings, Inc.*—Class 1 (IT Services)	198	1,731
Biglari Holdings, Inc.*—Class B (Hotels, Restaurants & Leisure)	2	278
BioCryst Pharmaceuticals, Inc.* (Biotechnology)	565	6,486
Biohaven, Ltd.* (Biotechnology)	193	2,679
BioLife Solutions, Inc.* (Health Care Equipment & Supplies)	103	1,875
Bionano Genomics, Inc.* (Life Sciences Tools & Services)	912	1,332
Bioventus, Inc.*—Class A (Health Care Equipment & Supplies)	97	253
Bioxcel Therapeutics, Inc.* (Biotechnology)	58	1,246
Bird Global, Inc.*—Class A (Road & Rail)	536	97
BJ's Restaurants, Inc.* (Hotels, Restaurants & Leisure)	69	1,820
Black Hills Corp. (Multi-Utilities)	198	13,927
Blackbaud, Inc.* (Software)	142	8,358
Blackline, Inc.* (Software)	168	11,301
Blackstone Mortgage Trust, Inc.—Class A (Mortgage Real Estate Investment Trusts (REITs))	519	10,986
Blade Air Mobility, Inc.* (Airlines)	173	619
Blend Labs, Inc.*—Class A (Software)	577	831
Blink Charging Co.*(a) (Electrical Equipment)	109	1,196
Bloom Energy Corp.* (Electrical Equipment)	548	10,478
Bloomin' Brands, Inc. (Hotels, Restaurants & Leisure)	266	5,352
Blucora, Inc.* (Capital Markets)	145	3,702
Blue Bird Corp.* (Machinery)	53	568
Blue Foundry Bancorp* (Thrifts & Mortgage Finance)	78	1,002
Blue Ridge Bankshares, Inc. (Banks)	52	649
Bluebird Bio, Inc.* (Biotechnology)	253	1,751
Bluegreen Vacations Holding Corp. (Hotels, Restaurants & Leisure)	36	899
BlueLinx Holdings, Inc.* (Trading Companies & Distributors)	27	1,920
Blueprint Medicines Corp.* (Biotechnology)	182	7,973
Bluerock Homes Trust, Inc.* (Equity Real Estate Investment Trusts (REITs))	12	256
Boise Cascade Co. (Trading Companies & Distributors)	120	8,240
Boot Barn Holdings, Inc.* (Specialty Retail)	90	5,627
Borr Drilling, Ltd.* (Energy Equipment & Services)	614	3,052
Boston Omaha Corp.*—Class A (Media)	67	1,776
Bowlero Corp.* (Hotels, Restaurants & Leisure)	90	1,213
Box, Inc.*—Class A (Software)	426	13,261
Boxed, Inc.* (Internet & Direct Marketing Retail)	175	34
Brady Corp.—Class A (Commercial Services & Supplies)	139	6,547
Braemar Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts (REITs))	209	859
Brandywine Realty Trust (Equity Real Estate Investment Trusts (REITs))	517	3,180
BRC, Inc.*—Class A (Food Products)	82	501
Bread Financial Holdings, Inc. (IT Services)	153	5,762
Bridgebio Pharma, Inc.* (Biotechnology)	323	2,461
Bridgewater Bancshares, Inc.* (Thrifts & Mortgage Finance)	62	1,100
Bright Health Group, Inc.* (Insurance)	588	382
Brightcove, Inc.* (IT Services)	127	664
Brightsphere Investment Group, Inc. (Capital Markets)	99	2,037
BrightSpire Capital, Inc. (Mortgage Real Estate Investment Trusts (REITs))	286	1,782
BrightView Holdings, Inc.* (Commercial Services & Supplies)	135	930
Brinker International, Inc.* (Hotels, Restaurants & Leisure)	132	4,212
Bristow Group, Inc.* (Energy Equipment & Services)	71	1,926
Broadmark Realty Capital, Inc. (Mortgage Real Estate Investment Trusts (REITs))	397	1,413
Broadstone Net Lease, Inc. (Equity Real Estate Investment Trusts (REITs))	527	8,543
Brookdale Senior Living, Inc.* (Health Care Providers & Services)	567	1,548
Brookfield Business Corp.—Class A (Industrial Conglomerates)	79	1,484
Brookfield Infrastructure Corp.—Class A (Gas Utilities)	298	11,592
Brookline Bancorp, Inc. (Banks)	229	3,240
BRP Group, Inc.*—Class A (Insurance)	185	4,651
BRT Apartments Corp. (Equity Real Estate Investment Trusts (REITs))	37	727
Build-A-Bear Workshop, Inc.* (Specialty Retail)	41	977
Bumble, Inc.*—Class A (Interactive Media & Services)	263	5,536
Business First Bancshares, Inc. (Banks)	72	1,594

See accompanying notes to financial statements.

250  :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Butterfly Network, Inc.* (Health Care Equipment & Supplies)	405	$996
Byline Bancorp, Inc. (Banks)	75	1,723
C3.ai, Inc.*—Class A (Software)	178	1,992
C4 Therapeutics, Inc.* (Biotechnology)	128	755
Cabot Corp. (Chemicals)	170	11,363
Cactus, Inc.—Class A (Energy Equipment & Services)	180	9,047
Cadence Bank (Banks)	553	13,637
Cadre Holdings, Inc. (Aerospace & Defense)	58	1,168
Caesarstone, Ltd. (Building Products)	69	394
Calavo Growers, Inc. (Food Products)	53	1,558
Caleres, Inc. (Specialty Retail)	107	2,384
California Resources Corp. (Oil, Gas & Consumable Fuels)	226	9,833
California Water Service Group (Water Utilities)	165	10,006
Calix, Inc.* (Communications Equipment)	175	11,975
Callon Petroleum Co.* (Oil, Gas & Consumable Fuels)	150	5,564
Cal-Maine Foods, Inc. (Food Products)	116	6,316
Cambium Networks Corp.* (Communications Equipment)	35	758
Cambridge Bancorp (Banks)	21	1,744
Camden National Corp. (Banks)	44	1,834
Camping World Holdings, Inc.(a)—Class A (Specialty Retail)	119	2,656
Cannae Holdings, Inc.* (Diversified Financial Services)	212	4,378
Cano Health, Inc.* (Health Care Providers & Services)	493	675
Canoo, Inc.*(a) (Automobiles)	512	630
Cantaloupe, Inc.* (IT Services)	178	774
Capital Bancorp, Inc. (Banks)	27	636
Capital City Bank Group, Inc. (Banks)	41	1,333
Capitol Federal Financial, Inc. (Thrifts & Mortgage Finance)	396	3,425
Capstar Financial Holdings, Inc. (Banks)	62	1,095
Cara Therapeutics, Inc.* (Biotechnology)	137	1,471
Cardiovascular Systems, Inc.* (Health Care Equipment & Supplies)	124	1,689
Cardlytics, Inc.* (Media)	97	561
CareDx, Inc.* (Biotechnology)	155	1,769
CareMax, Inc.* (Health Care Providers & Services)	178	650
CareTrust REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	294	5,463
Cargurus, Inc.* (Interactive Media & Services)	311	4,357
Caribou Biosciences, Inc.* (Biotechnology)	171	1,074
CarParts.com, Inc.* (Internet & Direct Marketing Retail)	155	970
Carpenter Technology Corp. (Metals & Mining)	146	5,393
Carriage Services, Inc. (Diversified Consumer Services)	40	1,102
Cars.com, Inc.* (Interactive Media & Services)	202	2,782
Carter Bankshares, Inc.* (Banks)	73	1,211
Casa Systems, Inc.* (Communications Equipment)	108	295
Casella Waste Systems, Inc.*—Class A (Commercial Services & Supplies)	152	12,056
Cass Information Systems, Inc. (IT Services)	41	1,879
Cassava Sciences, Inc.*(a) (Pharmaceuticals)	116	3,427
Castle Biosciences, Inc.* (Biotechnology)	75	1,766
Catalyst Pharmaceuticals, Inc.* (Biotechnology)	296	5,506
Cathay General Bancorp (Banks)	219	8,933
Cavco Industries, Inc.* (Household Durables)	27	6,109
CBIZ, Inc.* (Professional Services)	146	6,840
CBL & Associates Properties, Inc.(a) (Equity Real Estate Investment Trusts (REITs))	81	1,869
Celldex Therapeutics, Inc.* (Biotechnology)	140	6,240
Celsius Holdings, Inc.* (Beverages)	169	17,583
Celularity, Inc.* (Biotechnology)	193	249
Cenntro Electric Group, Ltd.* (Automobiles)	561	247
Centerspace (Equity Real Estate Investment Trusts (REITs))	46	2,699
Central Garden & Pet Co.* (Household Products)	30	1,124
Central Garden & Pet Co.*—Class A (Household Products)	122	4,368
Central Pacific Financial Corp. (Banks)	81	1,643
Centrus Energy Corp.*—Class A (Oil, Gas & Consumable Fuels)	32	1,039
Century Aluminum Co.* (Metals & Mining)	158	1,292
Century Casinos, Inc.* (Hotels, Restaurants & Leisure)	83	583
Century Communities, Inc. (Household Durables)	86	4,301
Century Therapeutics, Inc.* (Biotechnology)	61	313
Cepton, Inc.*(a) (Electronic Equipment, Instruments & Components)	144	183
Cerberus Cyber Sentinel Corp.* (IT Services)	141	360
Cerence, Inc.* (Software)	120	2,224
Cerevel Therapeutics Holdings, Inc.* (Biotechnology)	175	5,520
Cerus Corp.* (Health Care Equipment & Supplies)	526	1,920
CEVA, Inc.* (Semiconductors & Semiconductor Equipment)	70	1,791
ChampionX Corp. (Energy Equipment & Services)	610	17,685
Charge Enterprises, Inc.* (Diversified Telecommunication Services)	396	491
Chart Industries, Inc.* (Machinery)	130	14,981
Chase Corp. (Chemicals)	23	1,984
Chatham Lodging Trust (Equity Real Estate Investment Trusts (REITs))	146	1,791
Chegg, Inc.* (Diversified Consumer Services)	379	9,576
Chesapeake Utilities Corp. (Gas Utilities)	53	6,264
Chicago Atlantic Real Estate Finance, Inc. (Mortgage Real Estate Investment Trusts (REITs))	17	256
Chico's FAS, Inc.* (Specialty Retail)	373	1,835
Chimera Investment Corp. (Mortgage Real Estate Investment Trusts (REITs))	709	3,900
Chimerix, Inc.* (Biotechnology)	257	478
Chinook Therapeutics, Inc.* (Biotechnology)	154	4,035
Chord Energy Corp. (Oil, Gas & Consumable Fuels)	127	17,376
Chuy's Holdings, Inc.* (Hotels, Restaurants & Leisure)	55	1,557
Cimpress PLC* (Commercial Services & Supplies)	54	1,491
CinCor Pharma, Inc.* (Pharmaceuticals)	76	934
Cinemark Holdings, Inc.* (Entertainment)	332	2,875
Cipher Mining, Inc.* (Software)	119	67
CIRCOR International, Inc.* (Machinery)	56	1,342

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 251

Common Stocks, continued

	Shares	Value
Citi Trends, Inc.* (Specialty Retail)	25	$662
Citizens & Northern Corp. (Banks)	46	1,052
City Holding Co. (Banks)	45	4,189
City Office REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	119	997
Civista Bancshares, Inc. (Banks)	47	1,034
Civitas Resources, Inc. (Oil, Gas & Consumable Fuels)	225	13,034
Claros Mortgage Trust, Inc.(a) (Mortgage Real Estate Investment Trusts (REITs))	280	4,119
Clarus Corp. (Leisure Products)	88	690
Clean Energy Fuels Corp.* (Oil, Gas & Consumable Fuels)	517	2,688
Cleanspark, Inc.* (Software)	139	284
Clear Channel Outdoor Holdings, Inc.* (Media)	1,124	1,180
Clear Secure, Inc.—Class A (Software)	190	5,212
Clearfield, Inc.* (Communications Equipment)	35	3,295
Clearwater Paper Corp.* (Paper & Forest Products)	51	1,928
Clearway Energy, Inc.—Class A (Independent Power and Renewable Electricity Producers)	106	3,172
Clearway Energy, Inc.—Class C (Independent Power and Renewable Electricity Producers)	250	7,968
Clipper Realty, Inc. (Equity Real Estate Investment Trusts (REITs))	36	230
Clover Health Investments Corp.* (Health Care Providers & Services)	1,177	1,094
CNB Financial Corp. (Banks)	61	1,451
CNO Financial Group, Inc. (Insurance)	346	7,906
CNX Resources Corp.* (Oil, Gas & Consumable Fuels)	544	9,161
Coastal Financial Corp.* (Banks)	32	1,521
Coca-Cola Consolidated, Inc. (Beverages)	14	7,173
Codexis, Inc.* (Life Sciences Tools & Services)	187	871
Coeur Mining, Inc.* (Metals & Mining)	849	2,853
Cogent Biosciences, Inc.* (Biotechnology)	195	2,254
Cogent Communications Holdings, Inc. (Diversified Telecommunication Services)	131	7,478
Cohen & Steers, Inc. (Capital Markets)	77	4,971
Coherus Biosciences, Inc.* (Biotechnology)	224	1,774
Cohu, Inc.* (Semiconductors & Semiconductor Equipment)	143	4,583
Collegium Pharmaceutical, Inc.* (Pharmaceuticals)	102	2,366
Colony Bankcorp, Inc. (Banks)	50	635
Columbia Banking System, Inc. (Banks)	240	7,231
Columbia Financial, Inc.* (Thrifts & Mortgage Finance)	104	2,248
Columbus McKinnon Corp. (Machinery)	85	2,760
Comfort Systems USA, Inc. (Construction & Engineering)	108	12,429
Commercial Metals Co. (Metals & Mining)	356	17,195
CommScope Holding Co., Inc.* (Communications Equipment)	625	4,594
Community Bank System, Inc. (Banks)	163	10,261
Community Health Systems, Inc. (Health Care Providers & Services)	381	1,646
Community Healthcare Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	72	2,578
Community Trust Bancorp, Inc. (Banks)	48	2,205
CommVault Systems, Inc.* (Software)	136	8,546
Compass Diversified Holdings (Diversified Financial Services)	189	3,445
Compass Minerals International, Inc. (Metals & Mining)	105	4,305
Compass, Inc.*—Class A (Real Estate Management & Development)	832	1,939
CompoSecure, Inc.* (Technology Hardware, Storage & Peripherals)	25	123
Computer Programs and Systems, Inc.* (Health Care Technology)	43	1,170
CompX International, Inc. (Commercial Services & Supplies)	5	92
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels)	279	3,825
Comtech Telecommunications Corp. (Communications Equipment)	79	959
Concrete Pumping Holdings, Inc.* (Construction & Engineering)	80	468
Conduent, Inc.* (IT Services)	517	2,094
CONMED Corp. (Health Care Equipment & Supplies)	89	7,889
ConnectOne Bancorp, Inc. (Banks)	113	2,736
Conn's, Inc.* (Specialty Retail)	40	275
Consensus Cloud Solutions, Inc.* (Software)	57	3,064
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)	105	6,825
Consolidated Communications Holdings, Inc.* (Diversified Telecommunication Services)	226	809
Constellium SE* (Metals & Mining)	385	4,555
Construction Partners, Inc.*—Class A (Construction & Engineering)	122	3,256
Consumer Portfolio Services, Inc.* (Consumer Finance)	29	257
ContextLogic, Inc.*—Class A (Internet & Direct Marketing Retail)	1,763	860
Corcept Therapeutics, Inc.* (Pharmaceuticals)	263	5,342
CoreCivic, Inc.* (Equity Real Estate Investment Trusts (REITs))	348	4,023
Corporate Office Properties Trust (Equity Real Estate Investment Trusts (REITs))	343	8,897
Corsair Gaming, Inc.* (Technology Hardware, Storage & Peripherals)	117	1,588
CorVel Corp.* (Health Care Providers & Services)	27	3,924
Costamare, Inc. (Marine)	161	1,494
Couchbase, Inc.* (Software)	86	1,140
Coursera, Inc.* (Diversified Consumer Services)	348	4,117
Covenant Logistics Group, Inc.—Class A (Road & Rail)	28	968
Cowen, Inc.—Class A (Capital Markets)	82	3,167
CRA International, Inc. (Professional Services)	21	2,571
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)	67	6,348
Crawford & Co.—Class A (Insurance)	47	261
Credo Technology Group Holding, Ltd.* (Semiconductors & Semiconductor Equipment)	294	3,913
Crescent Energy, Inc.—Class A (Oil, Gas & Consumable Fuels)	119	1,427
Crinetics Pharmaceuticals, Inc.* (Biotechnology)	160	2,928
Crocs, Inc.* (Textiles, Apparel & Luxury Goods)	185	20,060
Cross Country Healthcare, Inc.* (Health Care Providers & Services)	109	2,896

See accompanying notes to financial statements.

252  :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
CrossFirst Bankshares, Inc.* (Banks)	136	$1,688
CryoPort, Inc.* (Health Care Equipment & Supplies)	135	2,342
Cryptyde, Inc.* (Containers & Packaging)	60	12
CS Disco, Inc.* (Software)	69	436
CSG Systems International, Inc. (IT Services)	95	5,434
CSW Industrials, Inc. (Building Products)	45	5,217
CTI BioPharma Corp.* (Biotechnology)	305	1,833
CTO Realty Growth, Inc. (Equity Real Estate Investment Trusts (REITs))	55	1,005
CTS Corp. (Electronic Equipment, Instruments & Components)	97	3,824
Cue Health, Inc.* (Health Care Equipment & Supplies)	332	687
Cullinan Oncology, Inc.* (Biotechnology)	93	981
Cumulus Media, Inc.*—Class A (Media)	53	329
Curo Group Holdings Corp. (Consumer Finance)	67	238
Cushman & Wakefield PLC* (Real Estate Management & Development)	485	6,042
Custom Truck One Source, Inc.* (Trading Companies & Distributors)	182	1,150
Customers Bancorp, Inc.* (Banks)	93	2,636
Cutera, Inc.* (Health Care Equipment & Supplies)	51	2,255
CVB Financial Corp. (Banks)	406	10,455
Cvent Holding Corp.* (Software)	138	745
CVR Energy, Inc. (Oil, Gas & Consumable Fuels)	90	2,821
Cytek Biosciences, Inc.* (Life Sciences Tools & Services)	348	3,553
Cytokinetics, Inc.* (Biotechnology)	250	11,455
Cyxtera Technologies, Inc.* (IT Services)	112	215
Daily Journal Corp.* (Media)	4	1,002
Dakota Gold Corp.*(a) (Metals & Mining)	159	485
Dana, Inc. (Auto Components)	393	5,946
Danimer Scientific, Inc.*(a) (Chemicals)	276	494
Daseke, Inc.* (Road & Rail)	123	700
Dave & Buster's Entertainment, Inc.* (Hotels, Restaurants & Leisure)	131	4,643
Day One Biopharmaceuticals, Inc.* (Biotechnology)	84	1,808
Deciphera Pharmaceuticals, Inc.* (Biotechnology)	140	2,295
Delek US Holdings, Inc. (Oil, Gas & Consumable Fuels)	212	5,724
Deluxe Corp. (Commercial Services & Supplies)	132	2,241
Denali Therapeutics, Inc.* (Biotechnology)	332	9,233
Denbury, Inc.* (Oil, Gas & Consumable Fuels)	153	13,315
Denny's Corp.* (Hotels, Restaurants & Leisure)	170	1,566
Design Therapeutics, Inc.* (Biotechnology)	103	1,057
Designer Brands, Inc. (Specialty Retail)	154	1,506
Desktop Metal, Inc.*(a)—Class A (Machinery)	817	1,111
Destination XL Group, Inc.* (Specialty Retail)	175	1,181
DHI Group, Inc.* (Interactive Media & Services)	127	672
DHT Holdings, Inc. (Oil, Gas & Consumable Fuels)	417	3,703
Diamond Hill Investment Group, Inc. (Capital Markets)	9	1,665
Diamond Offshore Drilling, Inc.* (Energy Equipment & Services)	308	3,203
DiamondRock Hospitality Co. (Equity Real Estate Investment Trusts (REITs))	639	5,233
DICE Therapeutics, Inc.* (Pharmaceuticals)	108	3,370
Diebold Nixdorf, Inc.* (Technology Hardware, Storage & Peripherals)	223	317
Digi International, Inc.* (Communications Equipment)	104	3,801
Digimarc Corp.* (Software)	42	777
Digital Turbine, Inc.* (Software)	286	4,359
DigitalBridge Group, Inc. (Real Estate Management & Development)	481	5,261
DigitalOcean Holdings, Inc.* (IT Services)	213	5,425
Dillard's, Inc.—Class A (Multiline Retail)	12	3,879
Dime Community Bancshares, Inc. (Banks)	99	3,151
Dine Brands Global, Inc. (Hotels, Restaurants & Leisure)	45	2,907
Diodes, Inc.* (Semiconductors & Semiconductor Equipment)	136	10,355
Diversey Holdings, Ltd.* (Chemicals)	238	1,014
Diversified Healthcare Trust (Equity Real Estate Investment Trusts (REITs))	725	469
DMC Global, Inc.* (Energy Equipment & Services)	57	1,108
DocGo, Inc.* (Health Care Providers & Services)	251	1,775
Doma Holdings, Inc.* (Real Estate Management & Development)	423	192
Domo, Inc.* (Software)	94	1,339
Donegal Group, Inc.—Class A (Insurance)	47	667
Donnelley Financial Solutions, Inc.* (Capital Markets)	77	2,976
Dorian LPG, Ltd. (Oil, Gas & Consumable Fuels)	94	1,781
Dorman Products, Inc. (Auto Components)	80	6,470
Douglas Dynamics, Inc. (Machinery)	69	2,495
Douglas Elliman, Inc. (Real Estate Management & Development)	230	936
Dream Finders Homes, Inc.*—Class A (Household Durables)	64	554
Dril-Quip, Inc.* (Energy Equipment & Services)	102	2,771
Duck Creek Technologies, Inc.* (Software)	235	2,832
Ducommun, Inc.* (Aerospace & Defense)	34	1,699
Duluth Holdings, Inc.*—Class B (Internet & Direct Marketing Retail)	40	247
Duolingo, Inc.* (Diversified Consumer Services)	72	5,121
DXP Enterprises, Inc.* (Trading Companies & Distributors)	46	1,267
Dycom Industries, Inc.* (Construction & Engineering)	88	8,237
Dynavax Technologies Corp.* (Biotechnology)	364	3,873
Dyne Therapeutics, Inc.* (Biotechnology)	97	1,124
Dynex Capital, Inc. (Mortgage Real Estate Investment Trusts (REITs))	139	1,768
DZS, Inc.* (Communications Equipment)	54	685
E2open Parent Holdings, Inc.* (Software)	607	3,563
Eagle Bancorp, Inc. (Banks)	97	4,275
Eagle Bulk Shipping, Inc. (Marine)	41	2,048
Eagle Pharmaceuticals, Inc.* (Biotechnology)	31	906
Earthstone Energy, Inc.*—Class A (Oil, Gas & Consumable Fuels)	133	1,893
Easterly Government Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	278	3,967
Eastern Bankshares, Inc. (Banks)	475	8,194
Eastman Kodak Co.* (Technology Hardware, Storage & Peripherals)	174	531
Ebix, Inc. (Software)	80	1,597

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 253

Common Stocks, continued

	Shares	Value
EchoStar Corp.*—Class A (Diversified Telecommunication Services)	102	$1,701
Ecovyst, Inc.* (Chemicals)	221	1,958
Edgewell Personal Care Co. (Personal Products)	157	6,051
Edgewise Therapeutics, Inc.* (Pharmaceuticals)	116	1,037
Editas Medicine, Inc.* (Biotechnology)	211	1,872
eGain Corp.* (Software)	64	578
eHealth, Inc.* (Insurance)	75	363
Eiger Biopharmaceuticals, Inc.* (Biotechnology)	127	150
El Pollo Loco Holdings, Inc. (Hotels, Restaurants & Leisure)	59	588
elf Beauty, Inc.* (Personal Products)	150	8,295
Ellington Financial, Inc. (Mortgage Real Estate Investment Trusts (REITs))	176	2,177
Elme Communities (Equity Real Estate Investment Trusts (REITs))	266	4,735
Embecta Corp. (Health Care Equipment & Supplies)	177	4,476
EMCOR Group, Inc. (Construction & Engineering)	144	21,329
Emergent BioSolutions, Inc.* (Biotechnology)	153	1,807
Empire Petroleum Corp.* (Oil, Gas & Consumable Fuels)	31	381
Empire State Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	406	2,736
Employers Holdings, Inc. (Insurance)	83	3,580
Enact Holdings, Inc. (Thrifts & Mortgage Finance)	92	2,219
Enanta Pharmaceuticals, Inc.* (Biotechnology)	60	2,791
Encore Capital Group, Inc.* (Consumer Finance)	71	3,404
Encore Wire Corp. (Electrical Equipment)	54	7,428
Energizer Holdings, Inc. (Household Products)	203	6,810
Energy Fuels, Inc.* (Oil, Gas & Consumable Fuels)	476	2,956
Energy Recovery, Inc.* (Machinery)	168	3,442
Energy Vault Holdings, Inc.*(a) (Electrical Equipment)	250	780
Enerpac Tool Group Corp. (Machinery)	174	4,428
EnerSys (Electrical Equipment)	124	9,156
Eneti, Inc. (Marine)	67	673
Enfusion, Inc.*—Class A (Software)	82	793
EngageSmart, Inc.* (Software)	108	1,901
Ennis, Inc. (Commercial Services & Supplies)	77	1,706
Enochian Biosciences, Inc.* (Biotechnology)	60	62
Enova International, Inc.* (Consumer Finance)	94	3,607
Enovix Corp.* (Electrical Equipment)	332	4,130
EnPro Industries, Inc. (Machinery)	63	6,847
Enstar Group, Ltd.* (Insurance)	34	7,855
Entercom Communications Corp.* (Media)	367	83
Enterprise Bancorp, Inc. (Banks)	28	988
Enterprise Financial Services Corp. (Banks)	108	5,288
Entravision Communications Corp.—Class A (Media)	181	869
Envestnet, Inc.* (Software)	168	10,366
ePlus, Inc.* (Electronic Equipment, Instruments & Components)	81	3,587
EQRx, Inc.* (Biotechnology)	613	1,508
Equitrans Midstream Corp. (Oil, Gas & Consumable Fuels)	1,253	8,395
Equity Bancshares, Inc.—Class A (Banks)	46	1,503
Equity Commonwealth (Equity Real Estate Investment Trusts (REITs))	319	7,965
Erasca, Inc.* (Biotechnology)	198	853
Ermenegildo Zegna Holditalia SpA (Consumer Discretionary Products)	183	1,916
ESCO Technologies, Inc. (Machinery)	79	6,916
Esperion Therapeutics, Inc.* (Biotechnology)	225	1,402
Esquire Financial Holdings, Inc. (Banks)	21	908
ESS Tech, Inc.*(a) (Electrical Equipment)	246	598
Essent Group, Ltd. (Thrifts & Mortgage Finance)	321	12,480
Essential Properties Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	428	10,045
Ethan Allen Interiors, Inc. (Household Durables)	69	1,823
European Wax Center, Inc.—Class A (Diversified Consumer Services)	74	921
Eventbrite, Inc.* (Interactive Media & Services)	238	1,395
Everbridge, Inc.* (Software)	122	3,609
EverCommerce, Inc.* (Software)	73	543
Everi Holdings, Inc.* (Hotels, Restaurants & Leisure)	263	3,774
EverQuote, Inc.*—Class A (Interactive Media & Services)	61	899
EVERTEC, Inc. (IT Services)	186	6,023
EVgo, Inc.* (Specialty Retail)	207	925
Evo Payments, Inc.* (IT Services)	144	4,873
Evolent Health, Inc.* (Health Care Technology)	250	7,020
Evolus, Inc.* (Pharmaceuticals)	108	811
Evolv Technologies Holdings, Inc.* (Electronic Equipment, Instruments & Components)	256	663
Evoqua Water Technologies Corp.* (Machinery)	359	14,216
Excelerate Energy, Inc.—Class A (Oil, Gas & Consumable Fuels)	57	1,428
ExlService Holdings, Inc.* (IT Services)	99	16,774
eXp World Holdings, Inc.(a) (Real Estate Management & Development)	212	2,349
Exponent, Inc. (Professional Services)	155	15,358
Express, Inc.* (Specialty Retail)	196	200
Expro Group Holdings N.V.* (Energy Equipment & Services)	236	4,279
Extreme Networks, Inc.* (Communications Equipment)	391	7,159
EyePoint Pharmaceuticals, Inc.* (Pharmaceuticals)	79	277
EZCORP, Inc.*—Class A (Consumer Finance)	152	1,239
F45 Training Holdings, Inc.* (Hotels, Restaurants & Leisure)	112	319
Fabrinet* (Electronic Equipment, Instruments & Components)	113	14,489
Faraday Future Intelligent Electric, Inc.* (Automobiles)	632	183
Farmers & Merchants Bancorp, Inc. (Banks)	38	1,033
Farmers National Bancorp (Banks)	96	1,356
Farmland Partners, Inc. (Equity Real Estate Investment Trusts (REITs))	152	1,894
FARO Technologies, Inc.* (Electronic Equipment, Instruments & Components)	57	1,676
Fastly, Inc.*—Class A (IT Services)	346	2,834
Fate Therapeutics, Inc.* (Biotechnology)	253	2,553
Fathom Digital Manufacturing C* (Machinery)	30	40
FB Financial Corp. (Banks)	109	3,939
Federal Agricultural Mortgage Corp. (Thrifts & Mortgage Finance)	28	3,156
Federal Signal Corp. (Machinery)	182	8,458

See accompanying notes to financial statements.

254  :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Federated Hermes, Inc.—Class B (Capital Markets)	260	$9,441
FibroGen, Inc.* (Biotechnology)	267	4,277
Figs, Inc.*—Class A (Health Care Equipment & Supplies)	389	2,618
Finance Of America Cos., Inc.*—Class A (Thrifts & Mortgage Finance)	120	152
Financial Institutions, Inc. (Banks)	46	1,121
First Advantage Corp.* (Professional Services)	179	2,327
First Bancorp (Banks)	555	7,060
First Bancorp (Banks)	108	4,627
First Bank/Hamilton NJ (Banks)	47	647
First Busey Corp. (Banks)	157	3,881
First Business Financial Services, Inc. (Banks)	24	877
First Commonwealth Financial Corp. (Banks)	285	3,981
First Community Bancshares, Inc. (Banks)	48	1,627
First Financial Bancorp (Banks)	284	6,881
First Financial Bankshares, Inc. (Banks)	396	13,622
First Financial Corp. (Banks)	34	1,567
First Foundation, Inc. (Banks)	156	2,235
First Guaranty Bancshares, Inc. (Banks)	18	422
First Internet Bancorp (Banks)	26	631
First Interstate BancSystem, Inc.—Class A (Banks)	272	10,513
First Merchants Corp. (Banks)	174	7,153
First Mid Bancshares, Inc. (Banks)	57	1,829
First Watch Restaurant Group, Inc.* (Hotels, Restaurants & Leisure)	46	622
First Western Financial, Inc.* (Banks)	24	676
FirstCash Holdings, Inc. (Consumer Finance)	115	9,994
Fisker, Inc.*(a) (Automobiles)	540	3,926
Five Star Bancorp (Banks)	38	1,035
FLEX LNG, Ltd. (Oil, Gas & Consumable Fuels)	87	2,844
Fluence Energy, Inc.* (Electrical Equipment)	109	1,869
Fluor Corp.* (Construction & Engineering)	434	15,042
Flushing Financial Corp. (Banks)	87	1,686
Flywire Corp.* (IT Services)	174	4,258
Focus Financial Partners, Inc.* (Capital Markets)	177	6,597
Focus Universal, Inc.* (Electronic Equipment, Instruments & Components)	54	346
Foghorn Therapeutics, Inc.* (Pharmaceuticals)	61	389
Foot Locker, Inc. (Specialty Retail)	246	9,296
Forestar Group, Inc.* (Real Estate Management & Development)	56	863
ForgeRock, Inc.*—Class A (Software)	116	2,641
FormFactor, Inc.* (Semiconductors & Semiconductor Equipment)	235	5,224
Forrester Research, Inc.* (Professional Services)	34	1,216
Forward Air Corp. (Air Freight & Logistics)	82	8,602
Fossil Group, Inc.* (Textiles, Apparel & Luxury Goods)	144	621
Four Corners Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	255	6,612
Fox Factory Holding Corp.* (Auto Components)	129	11,768
Franchise Group, Inc. (Diversified Consumer Services)	79	1,882
Franklin BSP Realty Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	253	3,264
Franklin Covey Co.* (Professional Services)	37	1,730
Franklin Electric Co., Inc. (Machinery)	141	11,245
Franklin Street Properties Corp. (Equity Real Estate Investment Trusts (REITs))	301	822
Fresh Del Monte Produce, Inc. (Food Products)	93	2,436
Frontdoor, Inc.* (Diversified Consumer Services)	252	5,242
Frontier Group Holdings, Inc.* (Airlines)	114	1,171
Frontline, Ltd.(a) (Oil, Gas & Consumable Fuels)	380	4,613
FRP Holdings, Inc.* (Real Estate Management & Development)	20	1,077
FTC Solar, Inc.* (Electrical Equipment)	131	351
fuboTV, Inc.*(a) (Interactive Media & Services)	573	997
FuelCell Energy, Inc.* (Electrical Equipment)	1,245	3,461
Fulcrum Therapeutics, Inc.* (Pharmaceuticals)	133	968
Fulgent Genetics, Inc.* (Health Care Providers & Services)	64	1,906
Full House Resorts, Inc.* (Hotels, Restaurants & Leisure)	100	752
Fulton Financial Corp. (Banks)	494	8,314
Funko, Inc.* (Distributors)	97	1,058
FutureFuel Corp. (Chemicals)	79	642
FVCBankcorp, Inc.* (Banks)	36	687
Gambling.com Group, Ltd.* (Media)	27	247
Gannett Co., Inc.* (Media)	439	891
GATX Corp. (Trading Companies & Distributors)	107	11,378
GCM Grosvenor, Inc.—Class A (Capital Markets)	125	951
Gelesis Holdings, Inc.* (Biotechnology)	54	16
Genco Shipping & Trading, Ltd. (Marine)	112	1,720
Generation Bio Co.* (Biotechnology)	147	578
Genesco, Inc.* (Specialty Retail)	38	1,749
Gentherm, Inc.* (Auto Components)	101	6,594
Genworth Financial, Inc.* (Insurance)	1,508	7,978
German American Bancorp, Inc. (Banks)	84	3,133
Geron Corp.* (Biotechnology)	1,107	2,679
Getty Realty Corp. (Equity Real Estate Investment Trusts (REITs))	129	4,367
Gevo, Inc.* (Oil, Gas & Consumable Fuels)	600	1,140
Gibraltar Industries, Inc.* (Building Products)	95	4,359
G-III Apparel Group, Ltd.* (Textiles, Apparel & Luxury Goods)	131	1,796
Glacier Bancorp, Inc. (Banks)	339	16,752
Gladstone Commercial Corp. (Equity Real Estate Investment Trusts (REITs))	119	2,202
Gladstone Land Corp. (Equity Real Estate Investment Trusts (REITs))	98	1,798
Glatfelter Corp. (Paper & Forest Products)	134	373
Glaukos Corp.* (Health Care Equipment & Supplies)	139	6,072
Global Industrial Co. (Trading Companies & Distributors)	40	941
Global Medical REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	186	1,763
Global Net Lease, Inc. (Equity Real Estate Investment Trusts (REITs))	318	3,997
Global Water Resources, Inc. (Water Utilities)	41	544
Globalstar, Inc.* (Diversified Telecommunication Services)	2,085	2,773
GMS, Inc.* (Trading Companies & Distributors)	130	6,474
Gogo, Inc.* (Wireless Telecommunication Services)	151	2,229
Golar LNG, Ltd.* (Oil, Gas & Consumable Fuels)	308	7,019
Golden Entertainment, Inc.* (Hotels, Restaurants & Leisure)	61	2,281
Golden Ocean Group, Ltd. (Marine)	374	3,250
Goosehead Insurance, Inc.* (Insurance)	58	1,992

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 255

Common Stocks, continued

	Shares	Value
GoPro, Inc.*—Class A (Household Durables)	394	$1,962
Gossamer Bio, Inc.* (Biotechnology)	192	417
GrafTech International, Ltd. (Electrical Equipment)	591	2,813
Graham Holdings Co.—Class B (Diversified Consumer Services)	11	6,645
Granite Construction, Inc. (Construction & Engineering)	135	4,734
Granite Point Mortgage Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	158	847
Gray Television, Inc. (Media)	250	2,798
Great Lakes Dredge & Dock Corp.* (Construction & Engineering)	199	1,184
Great Southern Bancorp, Inc. (Banks)	28	1,666
Green Brick Partners, Inc.* (Household Durables)	83	2,011
Green Dot Corp.*—Class A (Consumer Finance)	143	2,262
Green Plains, Inc.* (Oil, Gas & Consumable Fuels)	164	5,002
Greene County Bancorp, Inc. (Thrifts & Mortgage Finance)	10	574
Greenidge Generation Holdings, Inc.* (Software)	44	13
GreenLight Biosciences Holdings PBC*(a) (Biotechnology)	272	321
Greenlight Capital Re, Ltd.*—Class A (Insurance)	80	652
Greif, Inc.—Class A (Containers & Packaging)	76	5,096
Greif, Inc.—Class B (Containers & Packaging)	16	1,252
Grid Dynamics Holdings, Inc.* (IT Services)	163	1,829
Griffon Corp. (Building Products)	140	5,011
Group 1 Automotive, Inc. (Specialty Retail)	43	7,756
Groupon, Inc.*(a) (Internet & Direct Marketing Retail)	66	566
GrowGeneration Corp.* (Specialty Retail)	175	686
Guaranty Bancshares, Inc. (Banks)	25	866
Guess?, Inc. (Specialty Retail)	95	1,966
Gulfport Energy Corp.* (Oil, Gas & Consumable Fuels)	33	2,430
H&E Equipment Services, Inc. (Trading Companies & Distributors)	97	4,404
H.B. Fuller Co. (Chemicals)	162	11,602
Haemonetics Corp.* (Health Care Equipment & Supplies)	155	12,191
Halozyme Therapeutics, Inc.* (Biotechnology)	406	23,100
Hamilton Lane, Inc. (Capital Markets)	110	7,027
Hancock Whitney Corp. (Banks)	263	12,727
Hanmi Financial Corp. (Banks)	92	2,277
Hannon Armstrong Sustainable Infrastructure Capital, Inc.—Class I (Mortgage Real Estate Investment Trusts (REITs))	265	7,679
HarborOne Bancorp, Inc. (Banks)	133	1,849
Harmonic, Inc.* (Communications Equipment)	281	3,681
Harmony Biosciences Holdings, Inc.* (Pharmaceuticals)	80	4,408
Harsco Corp.* (Machinery)	239	1,503
Haverty Furniture Cos., Inc. (Specialty Retail)	44	1,316
Hawaiian Holdings, Inc.* (Airlines)	154	1,580
Hawkins, Inc. (Chemicals)	59	2,277
Haynes International, Inc. (Metals & Mining)	37	1,691
HBT Financial, Inc. (Banks)	31	607
HCI Group, Inc.(a) (Insurance)	19	752
Health Catalyst, Inc.* (Health Care Technology)	167	1,775
Healthcare Services Group, Inc. (Commercial Services & Supplies)	226	2,712
HealthEquity, Inc.* (Health Care Providers & Services)	253	15,596
HealthStream, Inc.* (Health Care Technology)	74	1,838
Heartland Express, Inc. (Road & Rail)	142	2,178
Heartland Financial USA, Inc. (Banks)	125	5,828
Hecla Mining Co. (Metals & Mining)	1,686	9,374
Heidrick & Struggles International, Inc. (Professional Services)	60	1,678
Helen of Troy, Ltd.* (Household Durables)	72	7,986
Heliogen, Inc.* (Electrical Equipment)	277	193
Helios Technologies, Inc. (Machinery)	99	5,390
Helix Energy Solutions Group, Inc.* (Energy Equipment & Services)	436	3,218
Helmerich & Payne, Inc. (Energy Equipment & Services)	313	15,516
Herbalife Nutrition, Ltd.* (Personal Products)	299	4,449
Herc Holdings, Inc. (Trading Companies & Distributors)	77	10,131
Heritage Commerce Corp. (Banks)	179	2,327
Heritage Financial Corp. (Banks)	105	3,217
Heritage-Crystal Clean, Inc.* (Commercial Services & Supplies)	48	1,559
Heron Therapeutics, Inc.* (Biotechnology)	314	785
Hersha Hospitality Trust (Equity Real Estate Investment Trusts (REITs))	96	818
Heska Corp.* (Health Care Equipment & Supplies)	29	1,803
HF Foods Group, Inc.* (Food & Staples Retailing)	110	447
Hibbett, Inc. (Specialty Retail)	39	2,661
HighPeak Energy, Inc. (Oil, Gas & Consumable Fuels)	21	480
Hillenbrand, Inc. (Machinery)	211	9,003
HilleVax, Inc.*(a) (Biotechnology)	53	887
Hillman Solutions Corp.* (Machinery)	410	2,956
Hilltop Holdings, Inc. (Banks)	152	4,562
Hilton Grand Vacations, Inc.* (Hotels, Restaurants & Leisure)	262	10,097
Hims & Hers Health, Inc.* (Health Care Providers & Services)	370	2,372
Hingham Institution For Savings The (Thrifts & Mortgage Finance)	4	1,104
Hippo Holdings, Inc.* (Insurance)	52	707
HireRight Holdings Corp.* (Professional Services)	65	771
HNI Corp. (Commercial Services & Supplies)	126	3,582
Holley, Inc.* (Auto Components)	157	333
Home Bancorp, Inc. (Thrifts & Mortgage Finance)	22	881
Home BancShares, Inc. (Banks)	573	13,059
Home Point Capital, Inc. (Thrifts & Mortgage Finance)	24	33
HomeStreet, Inc. (Thrifts & Mortgage Finance)	55	1,517
HomeTrust Bancshares, Inc. (Banks)	43	1,039
Hope Bancorp, Inc. (Banks)	353	4,522
Horace Mann Educators Corp. (Insurance)	125	4,671
Horizon Bancorp, Inc. (Banks)	123	1,855
Hostess Brands, Inc.* (Food Products)	407	9,133
Houlihan Lokey, Inc. (Capital Markets)	152	13,247

See accompanying notes to financial statements.

256  :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Hovnanian Enterprises, Inc.*—Class A (Household Durables)	16	$673
Hub Group, Inc.*—Class A (Air Freight & Logistics)	98	7,790
Hudson Technologies, Inc.* (Commercial Services & Supplies)	131	1,326
Humacyte, Inc.* (Biotechnology)	179	378
Huron Consulting Group, Inc.* (Professional Services)	60	4,356
Hycroft Mining Holding Corp.* (Metals & Mining)	466	248
Hydrofarm Holdings Group, Inc.* (Machinery)	133	206
Hyliion Holdings Corp.* (Machinery)	419	980
Hyster-Yale Materials Handling, Inc. (Machinery)	33	835
Hyzon Motors, Inc.*(a) (Machinery)	268	415
I3 Verticals, Inc.*—Class A (IT Services)	67	1,631
IBEX Holdings, Ltd.* (Commercial Services & Supplies)	27	671
ICF International, Inc. (Professional Services)	56	5,547
Ichor Holdings, Ltd.* (Semiconductors & Semiconductor Equipment)	85	2,280
Icosavax, Inc.* (Biotechnology)	68	540
Ideaya Biosciences, Inc.* (Biotechnology)	135	2,453
Identiv, Inc.* (Electronic Equipment, Instruments & Components)	67	485
IDT Corp.*—Class B (Diversified Telecommunication Services)	47	1,324
IES Holdings, Inc.* (Construction & Engineering)	26	925
IGM Biosciences, Inc.* (Biotechnology)	32	544
iHeartMedia, Inc.*—Class A (Media)	367	2,250
Imago Biosciences, Inc.* (Biotechnology)	80	2,876
IMAX Corp.* (Entertainment)	143	2,096
ImmunityBio, Inc.* (Biotechnology)	249	1,262
ImmunoGen, Inc.* (Biotechnology)	654	3,244
Immunovant, Inc.* (Biotechnology)	135	2,396
Impinj, Inc.* (Semiconductors & Semiconductor Equipment)	65	7,097
Inari Medical, Inc.* (Health Care Equipment & Supplies)	147	9,343
Independence Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	685	11,549
Independent Bank Corp. (Banks)	61	1,459
Independent Bank Corp. (Banks)	140	11,820
Independent Bank Group, Inc. (Banks)	109	6,549
indie Semiconductor, Inc.*—Class A (Semiconductors & Semiconductor Equipment)	311	1,813
Indus Realty Trust, Inc. (Real Estate Management & Development)	16	1,016
Industrial Logistics Properties Trust (Equity Real Estate Investment Trusts (REITs))	198	647
Infinera Corp.* (Communications Equipment)	589	3,970
Information Services Group, Inc. (IT Services)	107	492
Ingevity Corp.* (Chemicals)	114	8,030
Ingles Markets, Inc. (Food & Staples Retailing)	43	4,148
Inhibrx, Inc.* (Biotechnology)	99	2,439
Innospec, Inc. (Chemicals)	75	7,715
Innovage Holding Corp.* (Health Care Providers & Services)	58	416
Innovative Industrial Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	85	8,615
Innovid Corp.* (Media)	233	398
Innoviva, Inc.* (Pharmaceuticals)	193	2,557
Inogen, Inc.* (Health Care Equipment & Supplies)	70	1,380
Inotiv, Inc.*(a) (Life Sciences Tools & Services)	53	262
Inovio Pharmaceuticals, Inc.* (Biotechnology)	753	1,175
Inseego Corp.* (Communications Equipment)	263	222
Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	96	9,626
Insmed, Inc.* (Biotechnology)	412	8,232
Insperity, Inc. (Professional Services)	111	12,609
Inspirato, Inc.*(a) (Hotels, Restaurants & Leisure)	63	75
Inspire Medical Systems, Inc.* (Health Care Technology)	86	21,662
Inspired Entertainment, Inc.* (Hotels, Restaurants & Leisure)	65	824
Installed Building Products, Inc. (Household Durables)	73	6,249
Insteel Industries, Inc. (Building Products)	57	1,569
Instil Bio, Inc.* (Biotechnology)	212	134
Instructure Holdings, Inc.* (Software)	53	1,242
Intapp, Inc.* (Software)	44	1,097
Integer Holdings Corp.* (Health Care Equipment & Supplies)	100	6,846
Integral Ad Science Holding Corp.* (Media)	116	1,020
Intellia Therapeutics, Inc.* (Biotechnology)	259	9,037
Inter Parfums, Inc. (Personal Products)	55	5,309
Intercept Pharmaceuticals, Inc.* (Biotechnology)	75	928
InterDigital, Inc. (Communications Equipment)	91	4,503
Interface, Inc. (Commercial Services & Supplies)	175	1,727
International Bancshares Corp. (Banks)	163	7,459
International Game Technology PLC (Hotels, Restaurants & Leisure)	299	6,781
International Money Express, Inc.* (IT Services)	95	2,315
International Seaways, Inc. (Oil, Gas & Consumable Fuels)	148	5,479
Intra-Cellular Therapies, Inc.* (Pharmaceuticals)	279	14,764
Intrepid Potash, Inc.* (Chemicals)	34	982
InvenTrust Properties Corp. (Equity Real Estate Investment Trusts (REITs))	207	4,900
Invesco Mortgage Capital, Inc. (Mortgage Real Estate Investment Trusts (REITs))	108	1,375
Investors Title Co. (Insurance)	4	590
Invitae Corp.* (Biotechnology)	743	1,382
Invivyd, Inc.* (Biotechnology)	156	234
IonQ, Inc.* (Technology Hardware, Storage & Peripherals)	362	1,249
Iovance Biotherapeutics, Inc.* (Biotechnology)	459	2,933
iRadimed Corp. (Health Care Equipment & Supplies)	22	622
iRhythm Technologies, Inc.* (Health Care Equipment & Supplies)	92	8,618
Iridium Communications, Inc.* (Diversified Telecommunication Services)	381	19,584
iRobot Corp.* (Household Durables)	82	3,947
IronNet, Inc.* (Software)	200	46
Ironwood Pharmaceuticals, Inc.* (Biotechnology)	417	5,167

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 257

Common Stocks, continued

	Shares	Value
iStar, Inc. (Equity Real Estate Investment Trusts (REITs))	211	$1,610
iTeos Therapeutics, Inc.* (Biotechnology)	72	1,406
Itron, Inc.* (Electronic Equipment, Instruments & Components)	138	6,990
Ivanhoe Electric, Inc.* (Metals & Mining)	44	535
IVERIC bio, Inc.* (Biotechnology)	410	8,778
J & J Snack Foods Corp. (Food Products)	46	6,887
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)	65	4,435
Jackson Financial, Inc.—Class A (Diversified Financial Services)	228	7,932
James River Group Holdings, Ltd. (Insurance)	112	2,342
Janus International Group, Inc.* (Building Products)	249	2,370
Janux Therapeutics, Inc.* (Biotechnology)	52	685
JELD-WEN Holding, Inc.* (Building Products)	254	2,451
JOANN, Inc. (Specialty Retail)	34	97
Joby Aviation, Inc.*(a) (Airlines)	785	2,630
John B Sanfilippo & Son, Inc. (Food Products)	27	2,196
John Bean Technologies Corp. (Machinery)	96	8,768
John Marshall Bancorp, Inc. (Banks)	35	1,007
John Wiley & Sons, Inc.—Class A (Media)	131	5,247
Johnson Outdoors, Inc.—Class A (Leisure Products)	16	1,058
Jounce Therapeutics, Inc.* (Biotechnology)	128	142
Kadant, Inc. (Machinery)	35	6,217
Kaiser Aluminum Corp. (Metals & Mining)	48	3,646
Kaleyra, Inc.* (Software)	96	72
KalVista Pharmaceuticals, Inc.* (Biotechnology)	75	507
Kaman Corp.—Class A (Trading Companies & Distributors)	85	1,896
KAR Auction Services, Inc.* (Commercial Services & Supplies)	329	4,293
Karat Packaging, Inc. (Trading Companies & Distributors)	17	244
Karuna Therapeutics, Inc.* (Biotechnology)	92	18,077
Karyopharm Therapeutics, Inc.* (Biotechnology)	237	806
KB Home (Household Durables)	236	7,517
Kearny Financial Corp. (Thrifts & Mortgage Finance)	181	1,837
Kelly Services, Inc.—Class A (Professional Services)	103	1,741
Kennametal, Inc. (Machinery)	248	5,967
Kennedy-Wilson Holdings, Inc. (Real Estate Management & Development)	360	5,662
Keros Therapeutics, Inc.* (Biotechnology)	59	2,833
Kezar Life Sciences, Inc.* (Biotechnology)	160	1,126
Kforce, Inc. (Professional Services)	60	3,290
Kimball Electronics, Inc.* (Electronic Equipment, Instruments & Components)	73	1,649
Kimball International, Inc.—Class B (Commercial Services & Supplies)	110	715
Kinetik Holdings, Inc.—Class A (Oil, Gas & Consumable Fuels)	51	1,687
Kiniksa Pharmaceuticals, Ltd.*—Class A (Biotechnology)	95	1,423
Kinnate Biopharma, Inc.* (Biotechnology)	89	543
Kinsale Capital Group, Inc. (Insurance)	66	17,261
Kite Realty Group Trust (Equity Real Estate Investment Trusts (REITs))	664	13,977
KKR Real Estate Finance Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	174	2,429
KnowBe4, Inc.*—Class A (Software)	222	5,501
Knowles Corp.* (Electronic Equipment, Instruments & Components)	273	4,483
Kodiak Sciences, Inc.* (Biotechnology)	102	730
Kontoor Brands, Inc. (Textiles, Apparel & Luxury Goods)	169	6,758
Koppers Holdings, Inc. (Chemicals)	62	1,748
KORE Group Holdings, Inc.* (Wireless Telecommunication Services)	128	161
Korn Ferry (Professional Services)	162	8,200
Kosmos Energy, Ltd.* (Oil, Gas & Consumable Fuels)	1,376	8,751
Kratos Defense & Security Solutions, Inc.* (Aerospace & Defense)	377	3,891
Krispy Kreme, Inc. (Hotels, Restaurants & Leisure)	219	2,260
Kronos Bio, Inc.* (Chemicals)	124	201
Kronos Worldwide, Inc. (Chemicals)	68	639
Krystal Biotech, Inc.* (Biotechnology)	65	5,149
Kulicke & Soffa Industries, Inc. (Semiconductors & Semiconductor Equipment)	174	7,701
Kura Oncology, Inc.* (Biotechnology)	198	2,457
Kura Sushi USA, Inc.*—Class A (Hotels, Restaurants & Leisure)	14	668
Kymera Therapeutics, Inc.* (Biotechnology)	115	2,870
Ladder Capital Corp. (Mortgage Real Estate Investment Trusts (REITs))	346	3,474
Lakeland Bancorp, Inc. (Banks)	190	3,346
Lakeland Financial Corp. (Banks)	75	5,473
Lancaster Colony Corp. (Food Products)	59	11,640
Lands' End, Inc.* (Internet & Direct Marketing Retail)	47	357
Landsea Homes Corp.* (Household Durables)	29	151
Lantheus Holdings, Inc.* (Health Care Equipment & Supplies)	208	10,600
Laredo Petroleum, Inc.* (Oil, Gas & Consumable Fuels)	51	2,622
Latch, Inc.* (Software)	331	235
Latham Group, Inc.* (Leisure Products)	131	422
Laureate Education, Inc.—Class A (Diversified Consumer Services)	410	3,944
Lawson Products, Inc.* (Trading Companies & Distributors)	15	553
La-Z-Boy, Inc. (Household Durables)	131	2,989
LCI Industries (Auto Components)	76	7,026
Leafly Holdings, Inc.* (Interactive Media & Services)	93	61
Legacy Housing Corp.* (Household Durables)	27	512
Legalzoom.com, Inc.* (Professional Services)	292	2,260
LeMaitre Vascular, Inc. (Health Care Equipment & Supplies)	59	2,715
Lemonade, Inc.* (Insurance)	143	1,956
LendingClub Corp.* (Consumer Finance)	317	2,790
LendingTree, Inc.* (Thrifts & Mortgage Finance)	32	683
Lexicon Pharmaceuticals, Inc.* (Biotechnology)	254	485
LGI Homes, Inc.* (Household Durables)	63	5,834
LHC Group, Inc.* (Health Care Providers & Services)	91	14,714

See accompanying notes to financial statements.

258  :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Liberty Energy, Inc. (Energy Equipment & Services)	424	$6,788
Liberty Latin America, Ltd.*—Class A (Media)	117	881
Liberty Latin America, Ltd.*—Class C (Media)	445	3,382
Liberty Media Corp-Liberty Braves*—Class A (Entertainment)	31	1,013
Liberty Media Corp-Liberty Braves*—Class C (Entertainment)	115	3,707
Li-Cycle Holdings Corp.* (Commercial Services & Supplies)	417	1,985
Life Time Group Holdings, Inc.* (Hotels, Restaurants & Leisure)	128	1,531
Lifecore Biomedical, Inc.* (Food Products)	80	518
LifeStance Health Group, Inc.* (Health Care Providers & Services)	220	1,087
Lifetime Brands, Inc. (Household Durables)	39	296
Ligand Pharmaceuticals, Inc.* (Biotechnology)	46	3,073
Light & Wonder, Inc.* (Hotels, Restaurants & Leisure)	288	16,877
Lightning eMotors, Inc.* (Machinery)	121	44
Lightwave Logic, Inc.* (Electronic Equipment, Instruments & Components)	344	1,483
Limelight Networks, Inc.* (IT Services)	418	472
Lindblad Expeditions Holdings, Inc.* (Hotels, Restaurants & Leisure)	102	785
Lindsay Corp. (Machinery)	34	5,537
Lions Gate Entertainment Corp.*—Class A (Entertainment)	178	1,016
Lions Gate Entertainment Corp.*—Class B (Entertainment)	352	1,911
Liquidia Corp.* (Pharmaceuticals)	145	924
Liquidity Services, Inc.* (Internet & Direct Marketing Retail)	74	1,040
LivaNova PLC* (Health Care Equipment & Supplies)	164	9,109
Live Oak Bancshares, Inc. (Banks)	100	3,020
Livent Corp.* (Chemicals)	494	9,816
LivePerson, Inc.* (Software)	214	2,170
LiveRamp Holdings, Inc.* (IT Services)	201	4,711
LiveVox Holdings, Inc.* (Software)	69	205
LL Flooring Holdings, Inc.* (Specialty Retail)	88	495
Local Bounti Corp.*(a) (Food Products)	197	274
Lordstown Motors Corp.*—Class A (Automobiles)	537	612
Loyalty Ventures, Inc.* (Media)	61	147
LSB Industries, Inc.* (Chemicals)	225	2,993
LTC Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	122	4,335
Lulu's Fashion Lounge Holdings, Inc.* (Internet & Direct Marketing Retail)	51	128
Luminar Technologies, Inc.* (Auto Components)	765	3,787
Luther Burbank Corp. (Thrifts & Mortgage Finance)	45	500
Luxfer Holdings PLC (Machinery)	83	1,139
LXP Industrial Trust (Equity Real Estate Investment Trusts (REITs))	829	8,307
Lyell Immunopharma, Inc.* (Biotechnology)	527	1,829
M.D.C Holdings, Inc. (Household Durables)	174	5,498
M/I Homes, Inc.* (Household Durables)	81	3,741
Macatawa Bank Corp. (Banks)	80	882
MACOM Technology Solutions Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	154	9,699
MacroGenics, Inc.* (Biotechnology)	184	1,235
Madison Square Garden Entertainment Corp.* (Entertainment)	79	3,554
Madrigal Pharmaceuticals, Inc.* (Biotechnology)	39	11,320
Magnite, Inc.* (Media)	403	4,267
Magnolia Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	532	12,475
Malibu Boats, Inc.* (Leisure Products)	62	3,305
MannKind Corp.* (Biotechnology)	776	4,090
Marathon Digital Holdings, Inc.*(a) (IT Services)	357	1,221
Marcus & Millichap, Inc. (Real Estate Management & Development)	77	2,653
Marine Products Corp. (Leisure Products)	25	294
MarineMax, Inc.* (Specialty Retail)	64	1,998
MarketWise, Inc.* (Capital Markets)	52	87
Markforged Holding Corp.* (Machinery)	347	403
Marqeta, Inc.*—Class A (IT Services)	1,323	8,084
Marten Transport, Ltd. (Road & Rail)	178	3,521
Masonite International Corp.* (Building Products)	68	5,481
MasterCraft Boat Holdings, Inc.* (Leisure Products)	54	1,397
Matador Resources Co. (Oil, Gas & Consumable Fuels)	343	19,634
Materion Corp. (Metals & Mining)	62	5,426
Mativ Holdings, Inc. (Paper & Forest Products)	166	3,469
Matson, Inc. (Marine)	114	7,127
Matterport, Inc.* (Software)	683	1,912
Matthews International Corp.—Class A (Commercial Services & Supplies)	91	2,770
Maxar Technologies, Inc. (Aerospace & Defense)	224	11,589
MaxCyte, Inc.* (Biotechnology)	265	1,447
MAXIMUS, Inc. (IT Services)	185	13,566
MaxLinear, Inc.*—Class A (Semiconductors & Semiconductor Equipment)	222	7,537
MBIA, Inc.* (Insurance)	146	1,876
McGrath RentCorp (Trading Companies & Distributors)	74	7,307
MediaAlpha, Inc.*—Class A (Interactive Media & Services)	75	746
Medifast, Inc. (Personal Products)	33	3,807
Medpace Holdings, Inc.* (Life Sciences Tools & Services)	77	16,355
MeiraGTx Holdings PLC* (Biotechnology)	92	600
Mercantile Bank Corp. (Banks)	47	1,574
Merchants Bancorp (Thrifts & Mortgage Finance)	48	1,167
Mercury General Corp. (Insurance)	82	2,804
Meridian Bioscience, Inc.* (Health Care Equipment & Supplies)	131	4,351
MeridianLink, Inc.* (Software)	70	961
Merit Medical Systems, Inc.* (Health Care Equipment & Supplies)	170	12,005
Meritage Homes Corp.* (Household Durables)	111	10,233
Mersana Therapeutics, Inc.* (Biotechnology)	282	1,653
Mesa Laboratories, Inc. (Health Care Equipment & Supplies)	16	2,659
Methode Electronics, Inc. (Electronic Equipment, Instruments & Components)	110	4,881
Metrocity Bankshares, Inc. (Banks)	57	1,233
Metropolitan Bank Holding Corp.* (Banks)	31	1,819

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 259

Common Stocks, continued

	Shares	Value
MFA Financial, Inc. (Mortgage Real Estate Investment Trusts (REITs))	313	$3,083
MGE Energy, Inc. (Electric Utilities)	111	7,814
MGP Ingredients, Inc. (Beverages)	43	4,574
MicroStrategy, Inc.* (Software)	29	4,106
Microvast Holdings, Inc.* (Machinery)	525	803
MicroVision, Inc.* (Electronic Equipment, Instruments & Components)	505	1,187
Mid Penn Bancorp, Inc. (Banks)	44	1,319
Middlesex Water Co. (Water Utilities)	53	4,170
Midland States Bancorp, Inc. (Banks)	65	1,730
MidWestOne Financial Group, Inc. (Banks)	43	1,365
Miller Industries, Inc. (Machinery)	34	906
MillerKnoll, Inc. (Commercial Services & Supplies)	232	4,874
MiMedx Group, Inc.* (Biotechnology)	344	956
Minerals Technologies, Inc. (Chemicals)	99	6,011
Mirion Technologies, Inc.* (Electronic Equipment, Instruments & Components)	417	2,756
Mirum Pharmaceuticals, Inc.* (Biotechnology)	56	1,092
Mission Produce, Inc.* (Food Products)	122	1,418
Mitek System, Inc.* (Software)	129	1,250
Model N, Inc.* (Software)	112	4,543
Modine Manufacturing Co.* (Auto Components)	152	3,019
ModivCare, Inc.* (Health Care Providers & Services)	39	3,499
Moelis & Co. (Capital Markets)	194	7,444
Momentive Global, Inc.* (Software)	397	2,779
Momentus, Inc.*(a) (Aerospace & Defense)	171	133
Monarch Casino & Resort, Inc.* (Hotels, Restaurants & Leisure)	41	3,152
MoneyGram International, Inc.* (IT Services)	286	3,115
Moneylion, Inc.* (IT Services)	444	275
Monro, Inc. (Specialty Retail)	95	4,294
Montauk Renewables, Inc.* (Independent Power and Renewable Electricity Producers)	196	2,162
Monte Rosa Therapeutics, Inc.* (Biotechnology)	91	693
Montrose Environmental Group, Inc.* (Commercial Services & Supplies)	84	3,729
Moog, Inc.—Class A (Aerospace & Defense)	87	7,634
Morphic Holding, Inc.* (Biotechnology)	78	2,087
Motorcar Parts of America, Inc.* (Auto Components)	58	688
Movado Group, Inc. (Textiles, Apparel & Luxury Goods)	47	1,516
Mr. Cooper Group, Inc.* (Thrifts & Mortgage Finance)	211	8,467
MRC Global, Inc.* (Trading Companies & Distributors)	253	2,930
Mueller Industries, Inc. (Machinery)	171	10,089
Mueller Water Products, Inc.—Class A (Machinery)	475	5,111
Mullen Automotive, Inc.*(a) (Software)	1,007	288
Multiplan Corp.* (Health Care Technology)	1,152	1,325
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	449	19,312
Murphy USA, Inc. (Specialty Retail)	64	17,890
MVB Financial Corp. (Banks)	31	683
Myers Industries, Inc. (Containers & Packaging)	111	2,468
MYR Group, Inc.* (Construction & Engineering)	50	4,604
Myriad Genetics, Inc.* (Biotechnology)	242	3,511
N-able, Inc.* (Software)	208	2,138
Nabors Industries, Ltd.* (Energy Equipment & Services)	28	4,336
NACCO Industries, Inc.—Class A (Oil, Gas & Consumable Fuels)	12	456
NanoString Technologies, Inc.* (Life Sciences Tools & Services)	142	1,132
Nano-X Imaging, Ltd.* (Health Care Equipment & Supplies)	139	1,026
Napco Security Technologies, Inc.* (Electronic Equipment, Instruments & Components)	90	2,473
National Bank Holdings Corp. (Banks)	89	3,744
National Beverage Corp.* (Beverages)	72	3,350
National Energy Services Reunited Corp.* (Energy Equipment & Services)	116	805
National Health Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	127	6,632
National Healthcare Corp. (Health Care Providers & Services)	38	2,261
National Presto Industries, Inc. (Aerospace & Defense)	16	1,095
National Research Corp. (Health Care Providers & Services)	43	1,604
National Vision Holdings, Inc.* (Specialty Retail)	239	9,264
National Western Life Group, Inc.—Class A (Insurance)	7	1,967
Natural Grocers by Vitamin Cottage, Inc. (Food & Staples Retailing)	28	256
Nature's Sunshine Products, Inc.* (Personal Products)	41	341
Nautilus Biotechnology, Inc.* (Life Sciences Tools & Services)	145	261
Navient Corp. (Consumer Finance)	325	5,346
NBT Bancorp, Inc. (Banks)	127	5,514
Nektar Therapeutics* (Pharmaceuticals)	553	1,250
Nelnet, Inc.—Class A (Consumer Finance)	44	3,993
NEOGAMES SA* (Hotels, Restaurants & Leisure)	40	488
Neogen Corp.* (Health Care Equipment & Supplies)	661	10,067
NeoGenomics, Inc.* (Life Sciences Tools & Services)	384	3,548
NerdWallet, Inc.*—Class A (Interactive Media & Services)	79	758
Nerdy, Inc.* (Diversified Consumer Services)	170	383
NETGEAR, Inc.* (Communications Equipment)	86	1,557
NetScout Systems, Inc.* (Communications Equipment)	210	6,827
NETSTREIT Corp. (Equity Real Estate Investment Trusts (REITs))	168	3,079
Nevro Corp.* (Health Care Equipment & Supplies)	106	4,198
New Jersey Resources Corp. (Gas Utilities)	293	14,538
New York Mortgage Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	1,128	2,888
Newmark Group, Inc. (Real Estate Management & Development)	412	3,284
Newpark Resources, Inc.* (Energy Equipment & Services)	263	1,091
Nexpoint Real Estate Finance, Inc. (Mortgage Real Estate Investment Trusts (REITs))	24	381
Nexpoint Residential Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	69	3,003

See accompanying notes to financial statements.

260  :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
NextDecade Corp.* (Oil, Gas & Consumable Fuels)	110	$543
NextGen Healthcare, Inc.* (Health Care Technology)	173	3,249
NexTier Oilfield Solutions, Inc.* (Energy Equipment & Services)	535	4,943
NextNav, Inc.* (Software)	204	598
NGM Biopharmaceuticals, Inc.* (Pharmaceuticals)	123	617
NI Holdings, Inc.* (Insurance)	26	345
Nicolet Bankshares, Inc.* (Banks)	37	2,952
Nikola Corp.*(a) (Machinery)	1,033	2,231
Nkarta, Inc.* (Biotechnology)	100	599
NL Industries, Inc. (Commercial Services & Supplies)	25	170
nLight, Inc.* (Electronic Equipment, Instruments & Components)	135	1,369
NMI Holdings, Inc.*—Class A (Thrifts & Mortgage Finance)	250	5,225
Noble Corp. PLC* (Energy Equipment & Services)	257	9,691
Noodles & Co.* (Hotels, Restaurants & Leisure)	125	686
Nordic American Tankers, Ltd. (Oil, Gas & Consumable Fuels)	626	1,916
Northeast Bank (Banks)	20	842
Northern Oil And Gas, Inc. (Oil, Gas & Consumable Fuels)	201	6,195
Northfield Bancorp, Inc. (Thrifts & Mortgage Finance)	130	2,045
Northwest Bancshares, Inc. (Thrifts & Mortgage Finance)	370	5,173
Northwest Natural Holding Co. (Gas Utilities)	106	5,045
Northwest Pipe Co.* (Construction & Engineering)	30	1,011
NorthWestern Corp. (Multi-Utilities)	177	10,503
Novagold Resources, Inc.* (Metals & Mining)	729	4,359
Novanta, Inc.* (Electronic Equipment, Instruments & Components)	108	14,673
NOW, Inc.* (Trading Companies & Distributors)	336	4,267
Nu Skin Enterprises, Inc.—Class A (Personal Products)	150	6,324
Nurix Therapeutics, Inc.* (Biotechnology)	141	1,548
NuScale Power Corp.* (Electrical Equipment)	96	985
Nutex Health, Inc.* (Health Care Technology)	764	1,452
Nuvalent, Inc.*(a)—Class A (Biotechnology)	61	1,817
NuVasive, Inc.* (Health Care Equipment & Supplies)	160	6,598
Nuvation Bio, Inc.* (Pharmaceuticals)	355	682
NV5 Global, Inc.* (Construction & Engineering)	41	5,425
Oceaneering International, Inc.* (Energy Equipment & Services)	305	5,334
Oceanfirst Financial Corp. (Thrifts & Mortgage Finance)	177	3,761
Ocugen, Inc.* (Biotechnology)	662	861
Ocular Therapeutix, Inc.* (Pharmaceuticals)	235	660
Offerpad Solutions, Inc.*(a) (Real Estate Management & Development)	208	96
Office Properties Income Trust (Equity Real Estate Investment Trusts (REITs))	146	1,949
OFG Bancorp (Banks)	142	3,914
O-I Glass, Inc.* (Containers & Packaging)	474	7,853
Oil States International, Inc.* (Energy Equipment & Services)	192	1,432
Old National Bancorp (Banks)	894	16,073
Old Second Bancorp, Inc. (Banks)	129	2,069
Olo, Inc.*—Class A (Software)	274	1,713
Olympic Steel, Inc. (Metals & Mining)	29	974
Omega Flex, Inc. (Machinery)	10	933
OmniAb, Inc.* (Life Sciences Tools & Services)	235	846
Omnicell, Inc.* (Health Care Technology)	135	6,807
ON24, Inc.* (Software)	127	1,096
Ondas Holdings, Inc.*(a) (Communications Equipment)	108	172
ONE Gas, Inc. (Gas Utilities)	164	12,418
One Liberty Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	50	1,111
OneSpan, Inc.* (Software)	121	1,354
OneSpaWorld Holdings, Ltd.* (Diversified Consumer Services)	202	1,885
Onewater Marine, Inc.* (Specialty Retail)	34	972
Onto Innovation, Inc.* (Semiconductors & Semiconductor Equipment)	151	10,282
Ooma, Inc.* (Diversified Telecommunication Services)	70	953
Open Lending Corp.*—Class A (Capital Markets)	322	2,174
OPKO Health, Inc.* (Biotechnology)	1,230	1,538
Oportun Financial Corp.* (Consumer Finance)	86	474
Oppenheimer Holdings, Inc.—Class A (Capital Markets)	24	1,016
OppFi, Inc.* (Consumer Finance)	42	86
OptimizeRx Corp.* (Health Care Technology)	51	857
Option Care Health, Inc.* (Health Care Providers & Services)	476	14,323
OraSure Technologies, Inc.* (Health Care Equipment & Supplies)	219	1,056
Orchid Island Capital, Inc.(a) (Mortgage Real Estate Investment Trusts (REITs))	102	1,071
Organogenesis Holdings, Inc.* (Biotechnology)	216	581
Origin Bancorp, Inc. (Banks)	68	2,496
Origin Materials, Inc.* (Chemicals)	320	1,475
Orion Engineered Carbons SA (Chemicals)	184	3,277
Orion Office REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	174	1,486
Ormat Technologies, Inc. (Independent Power and Renewable Electricity Producers)	150	12,971
Orrstown Financial Services, Inc. (Banks)	31	718
Orthofix Medical, Inc.* (Health Care Equipment & Supplies)	59	1,211
OrthoPediatrics Corp.* (Health Care Equipment & Supplies)	46	1,828
Oscar Health, Inc.*—Class A (Insurance)	368	905
OSI Systems, Inc.* (Electronic Equipment, Instruments & Components)	49	3,896
Otter Tail Corp. (Electric Utilities)	125	7,339
Ouster, Inc.* (Electronic Equipment, Instruments & Components)	442	381
Outbrain, Inc.* (Interactive Media & Services)	111	402
Outfront Media, Inc. (Equity Real Estate Investment Trusts (REITs))	446	7,395
Outlook Therapeutics, Inc.* (Biotechnology)	361	390
Outset Medical, Inc.* (Health Care Equipment & Supplies)	148	3,821

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 261

Common Stocks, continued

	Shares	Value
Overstock.com, Inc.* (Internet & Direct Marketing Retail)	130	$2,517
Owens & Minor, Inc.* (Health Care Providers & Services)	225	4,394
Owlet, Inc.* (Health Care Equipment & Supplies)	50	28
Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)	46	4,286
P3 Health Partners, Inc.* (Health Care Providers & Services)	74	136
Pacific Biosciences of California, Inc.* (Life Sciences Tools & Services)	688	5,627
Pacific Premier Bancorp, Inc. (Banks)	286	9,026
Pacira BioSciences, Inc.* (Pharmaceuticals)	137	5,290
Pactiv Evergreen, Inc. (Containers & Packaging)	132	1,500
PagerDuty, Inc.* (Software)	264	7,012
Palomar Holdings, Inc.* (Insurance)	74	3,342
PAM Transportation Services, Inc. (Road & Rail)	20	518
Papa John's International, Inc. (Hotels, Restaurants & Leisure)	99	8,149
Par Pacific Holdings, Inc.* (Oil, Gas & Consumable Fuels)	149	3,464
PAR Technology Corp.*(a) (Electronic Equipment, Instruments & Components)	81	2,112
Paragon 28, Inc.* (Health Care Equipment & Supplies)	141	2,695
Paramount Group, Inc. (Equity Real Estate Investment Trusts (REITs))	571	3,392
Pardes Biosciences, Inc.* (Biotechnology)	105	177
Park Aerospace Corp. (Aerospace & Defense)	60	805
Park National Corp. (Banks)	44	6,193
Parke Bancorp, Inc. (Banks)	31	643
Parsons Corp.* (Aerospace & Defense)	103	4,764
Party City Holdco, Inc.* (Specialty Retail)	332	121
Pathward Financial, Inc. (Thrifts & Mortgage Finance)	87	3,745
Patrick Industries, Inc. (Auto Components)	66	4,000
Patterson Cos., Inc. (Health Care Providers & Services)	266	7,456
Patterson-UTI Energy, Inc. (Energy Equipment & Services)	654	11,014
Paya Holdings, Inc.* (IT Services)	267	2,101
Payoneer Global, Inc.* (IT Services)	672	3,676
Paysafe, Ltd.* (IT Services)	87	1,208
PBF Energy, Inc.—Class A (Oil, Gas & Consumable Fuels)	299	12,193
PC Connection, Inc. (Electronic Equipment, Instruments & Components)	34	1,595
PCB Bancorp (Banks)	35	619
PDF Solutions, Inc.* (Semiconductors & Semiconductor Equipment)	92	2,624
Peabody Energy Corp.* (Oil, Gas & Consumable Fuels)	359	9,485
Peapack Gladstone Financial Corp. (Banks)	52	1,935
Pear Therapeutics, Inc.* (Health Care Technology)	209	247
Pebblebrook Hotel Trust (Equity Real Estate Investment Trusts (REITs))	396	5,302
Pediatrix Medical Group, Inc.* (Health Care Providers & Services)	249	3,700
Pennymac Financial Services, Inc. (Thrifts & Mortgage Finance)	82	4,646
PennyMac Mortgage Investment Trust (Mortgage Real Estate Investment Trusts (REITs))	271	3,358
Peoples Bancorp, Inc. (Banks)	85	2,401
Peoples Financial Services Corp. (Banks)	21	1,089
PepGen, Inc.* (Biotechnology)	46	615
Perdoceo Education Corp.* (Diversified Consumer Services)	205	2,850
Perella Weinberg Partners (Capital Markets)	113	1,107
Perficient, Inc.* (IT Services)	104	7,262
Perimeter Solutions SA* (Chemicals)	358	3,272
Permian Resources Corp. (Oil, Gas & Consumable Fuels)	634	5,960
Petiq, Inc.* (Health Care Providers & Services)	83	765
PetMed Express, Inc. (Internet & Direct Marketing Retail)	62	1,097
PFSweb, Inc. (IT Services)	51	314
PGT Innovations, Inc.* (Building Products)	176	3,161
Phathom Pharmaceuticals, Inc.* (Pharmaceuticals)	75	842
Phibro Animal Health Corp.—Class A (Pharmaceuticals)	62	831
Phillips Edison & Co., Inc. (Equity Real Estate Investment Trusts (REITs))	357	11,367
Photronics, Inc.* (Semiconductors & Semiconductor Equipment)	183	3,080
Phreesia, Inc.* (Health Care Technology)	151	4,886
Physicians Realty Trust (Equity Real Estate Investment Trusts (REITs))	695	10,057
Piedmont Lithium, Inc.* (Metals & Mining)	53	2,333
Piedmont Office Realty Trust, Inc.—Class A (Equity Real Estate Investment Trusts (REITs))	375	3,439
Pioneer Bancorp, Inc.* (Thrifts & Mortgage Finance)	35	399
Piper Sandler Cos. (Capital Markets)	53	6,900
Pitney Bowes, Inc. (Commercial Services & Supplies)	528	2,006
PJT Partners, Inc.—Class A (Capital Markets)	72	5,306
Planet Labs PBC* (Professional Services)	474	2,062
Playstudios, Inc.* (Entertainment)	241	935
Plexus Corp.* (Electronic Equipment, Instruments & Components)	84	8,646
Plymouth Industrial REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	115	2,206
PMV Pharmaceuticals, Inc.* (Pharmaceuticals)	112	974
PNM Resources, Inc. (Electric Utilities)	260	12,685
Point Biopharma Global, Inc.* (Biotechnology)	260	1,895
PolyMet Mining Corp.* (Metals & Mining)	89	236
Porch Group, Inc.* (Internet & Direct Marketing Retail)	250	470
Portillo's, Inc.*—Class A (Hotels, Restaurants & Leisure)	85	1,387
Portland General Electric Co. (Electric Utilities)	273	13,378
Poshmark, Inc.*—Class A (Internet & Direct Marketing Retail)	143	2,557
Postal Realty Trust, Inc.—Class A (Equity Real Estate Investment Trusts (REITs))	55	799
PotlatchDeltic Corp. (Equity Real Estate Investment Trusts (REITs))	243	10,690
Powell Industries, Inc. (Electrical Equipment)	28	985
Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	173	12,408

See accompanying notes to financial statements.

262  :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
PowerSchool Holdings, Inc.* (Diversified Consumer Services)	139	$3,208
PRA Group, Inc.* (Consumer Finance)	117	3,952
Praxis Precision Medicines, Inc.* (Biotechnology)	119	283
Precigen, Inc.* (Biotechnology)	308	468
Preferred Bank (Banks)	41	3,059
Preformed Line Products Co. (Electrical Equipment)	8	666
Premier Financial Corp. (Thrifts & Mortgage Finance)	108	2,913
Prestige Consumer Healthcare, Inc.* (Pharmaceuticals)	152	9,515
PriceSmart, Inc. (Food & Staples Retailing)	75	4,559
Prime Medicine, Inc.* (Biotechnology)	32	595
Primis Financial Corp. (Banks)	68	806
Primo Water Corp. (Beverages)	480	7,459
Primoris Services Corp. (Construction & Engineering)	162	3,554
Priority Technology Holdings, Inc.* (IT Services)	54	284
Privia Health Group, Inc.* (Health Care Providers & Services)	140	3,179
ProAssurance Corp. (Insurance)	164	2,865
PROCEPT BioRobotics Corp.* (Health Care Equipment & Supplies)	79	3,282
Professional Holding Corp.*—Class A (Banks)	40	1,110
ProFrac Holding Corp.*—Class A (Energy Equipment & Services)	71	1,789
PROG Holdings, Inc.* (Consumer Finance)	152	2,567
Progress Software Corp. (Software)	131	6,609
Progyny, Inc.* (Health Care Providers & Services)	230	7,165
Prometheus Biosciences, Inc.* (Biotechnology)	106	11,659
ProPetro Holding Corp.* (Energy Equipment & Services)	266	2,758
PROS Holdings, Inc.* (Software)	125	3,033
Protagonist Therapeutics, Inc.* (Biotechnology)	142	1,549
Proterra, Inc.* (Machinery)	681	2,567
Prothena Corp. PLC* (Biotechnology)	112	6,748
Proto Labs, Inc.* (Machinery)	83	2,119
Provention Bio, Inc.* (Pharmaceuticals)	192	2,029
Provident BanCorp, Inc. (Thrifts & Mortgage Finance)	44	320
Provident Financial Services, Inc. (Thrifts & Mortgage Finance)	223	4,763
PTC Therapeutics, Inc.* (Biotechnology)	214	8,168
PubMatic, Inc.*—Class A (Media)	132	1,691
Pulmonx Corp.* (Health Care Equipment & Supplies)	104	877
Pure Cycle Corp.* (Water Utilities)	59	618
PureCycle Technologies, Inc.* (Chemicals)	324	2,190
Purple Innovation, Inc.* (Household Durables)	167	800
Q2 Holdings, Inc.* (Software)	170	4,568
QCR Holdings, Inc. (Banks)	48	2,383
Quad/Graphics, Inc.* (Commercial Services & Supplies)	99	404
Quaker Chemical Corp. (Chemicals)	41	6,843
Qualys, Inc.* (Software)	118	13,243
Quanex Building Products Corp. (Building Products)	101	2,392
Quanterix Corp.* (Life Sciences Tools & Services)	103	1,427
Quantum-Si, Inc.* (Life Sciences Tools & Services)	278	509
QuinStreet, Inc.* (Interactive Media & Services)	155	2,224
Quotient Technology, Inc.* (Internet & Direct Marketing Retail)	276	947
Qurate Retail, Inc.*—Class A (Internet & Direct Marketing Retail)	1,067	1,739
R1 RCM, Inc.* (Health Care Providers & Services)	458	5,015
Rackspace Technology, Inc.* (IT Services)	176	519
Radian Group, Inc. (Thrifts & Mortgage Finance)	480	9,154
Radiant Logistics, Inc.* (Air Freight & Logistics)	113	575
Radius Global Infrastructure, Inc.*—Class A (Diversified Telecommunication Services)	234	2,766
RadNet, Inc.* (Health Care Providers & Services)	152	2,862
Rallybio Corp.* (Biotechnology)	56	368
Ramaco Resources, Inc. (Metals & Mining)	68	598
Rambus, Inc.* (Semiconductors & Semiconductor Equipment)	326	11,677
Ranger Oil Corp. (Oil, Gas & Consumable Fuels)	58	2,345
Ranpak Holdings Corp.* (Containers & Packaging)	132	762
Rapid7, Inc.* (Software)	180	6,116
RAPT Therapeutics, Inc.* (Biotechnology)	80	1,584
Rayonier Advanced Materials, Inc.* (Chemicals)	188	1,805
RBB Bancorp (Banks)	45	938
RBC Bearings, Inc.* (Machinery)	87	18,214
RCI Hospitality Holdings, Inc. (Hotels, Restaurants & Leisure)	26	2,423
RE/MAX Holdings, Inc. (Real Estate Management & Development)	54	1,007
Ready Capital Corp. (Mortgage Real Estate Investment Trusts (REITs))	218	2,429
Realogy Holdings Corp.* (Real Estate Management & Development)	327	2,090
Reata Pharmaceuticals, Inc.*—Class A (Pharmaceuticals)	84	3,191
Recursion Pharmaceuticals, Inc.*—Class A (Biotechnology)	416	3,207
Red River Bancshares, Inc. (Banks)	13	664
Red Rock Resorts, Inc.—Class A (Hotels, Restaurants & Leisure)	155	6,202
Red Violet, Inc.* (Professional Services)	30	691
Redfin Corp.* (Real Estate Management & Development)	324	1,374
Redwire Corp.* (Aerospace & Defense)	60	119
Redwood Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	345	2,332
REGENXBIO, Inc.* (Biotechnology)	122	2,767
Regional Management Corp. (Consumer Finance)	23	646
Relay Therapeutics, Inc.* (Biotechnology)	259	3,869
Relmada Therapeutics, Inc.* (Pharmaceuticals)	83	290
Remitly Global, Inc.* (IT Services)	305	3,492
Renasant Corp. (Banks)	167	6,278
Rent the Runway, Inc.*—Class A (Internet & Direct Marketing Retail)	144	439
Rent-A-Center, Inc. (Specialty Retail)	152	3,428
Repay Holdings Corp.* (IT Services)	267	2,149
Replimune Group, Inc.* (Biotechnology)	124	3,373

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 263

Common Stocks, continued

	Shares	Value
Republic Bancorp, Inc.—Class A (Banks)	27	$1,105
Republic First Bancorp, Inc.* (Banks)	171	368
Reservoir Media, Inc.* (Entertainment)	62	370
Resideo Technologies, Inc.* (Building Products)	441	7,254
Resolute Forest Products, Inc.* (Paper & Forest Products)	140	3,023
Resources Connection, Inc. (Professional Services)	98	1,801
Retail Opportunity Investments Corp. (Equity Real Estate Investment Trusts (REITs))	368	5,531
REV Group, Inc. (Machinery)	100	1,262
Revance Therapeutics, Inc.* (Pharmaceuticals)	246	4,541
REVOLUTION Medicines, Inc.* (Biotechnology)	230	5,479
Revolve Group, Inc.* (Internet & Direct Marketing Retail)	124	2,760
REX American Resources Corp.* (Oil, Gas & Consumable Fuels)	48	1,529
Ribbon Communications, Inc.* (Communications Equipment)	220	614
Rigel Pharmaceuticals, Inc.* (Biotechnology)	526	789
Rigetti Computing, Inc.* (Semiconductors & Semiconductor Equipment)	239	174
Riley Exploration Permian, Inc. (Oil, Gas & Consumable Fuels)	32	942
Rimini Street, Inc.* (Software)	150	572
Ring Energy, Inc.* (Oil, Gas & Consumable Fuels)	287	706
Riot Blockchain, Inc.*(a) (Software)	483	1,637
Rite Aid Corp.* (Food & Staples Retailing)	169	564
RLI Corp. (Insurance)	119	15,622
RLJ Lodging Trust (Equity Real Estate Investment Trusts (REITs))	489	5,179
Rocket Lab USA, Inc.* (Aerospace & Defense)	657	2,477
Rocket Pharmaceuticals, Inc.* (Biotechnology)	164	3,209
Rockley Photonics Holdings, Ltd.* (Semiconductors & Semiconductor Equipment)	320	45
Rocky Brands, Inc. (Textiles, Apparel & Luxury Goods)	21	496
Rogers Corp.* (Electronic Equipment, Instruments & Components)	57	6,802
Root, Inc.*—Class A (Insurance)	24	108
Rover Group, Inc.* (Diversified Consumer Services)	286	1,050
RPC, Inc. (Energy Equipment & Services)	227	2,018
RPT Realty (Equity Real Estate Investment Trusts (REITs))	257	2,580
RumbleON, Inc.*—Class B (Internet & Direct Marketing Retail)	32	207
Rush Enterprises, Inc.—Class A (Trading Companies & Distributors)	127	6,640
Rush Enterprises, Inc.—Class B (Trading Companies & Distributors)	20	1,125
Rush Street Interactive, Inc.* (Hotels, Restaurants & Leisure)	185	664
Ruth's Hospitality Group, Inc. (Hotels, Restaurants & Leisure)	96	1,486
RxSight, Inc.* (Health Care Equipment & Supplies)	63	798
Ryerson Holding Corp. (Metals & Mining)	59	1,785
Ryman Hospitality Properties, Inc.—Class I (Equity Real Estate Investment Trusts (REITs))	164	13,412
S&T Bancorp, Inc. (Banks)	119	4,067
Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	703	8,738
Sabre Corp.* (IT Services)	994	6,143
Safe Bulkers, Inc. (Marine)	218	634
Safehold, Inc. (Equity Real Estate Investment Trusts (REITs))	81	2,318
Safety Insurance Group, Inc. (Insurance)	43	3,623
Sage Therapeutics, Inc.* (Biotechnology)	159	6,064
Saia, Inc.* (Road & Rail)	81	16,983
Sally Beauty Holdings, Inc.* (Specialty Retail)	326	4,082
Sana Biotechnology, Inc.* (Biotechnology)	271	1,070
SandRidge Energy, Inc.* (Oil, Gas & Consumable Fuels)	97	1,652
Sandy Spring Bancorp, Inc. (Banks)	133	4,686
Sangamo Therapeutics, Inc.* (Biotechnology)	408	1,281
Sanmina Corp.* (Electronic Equipment, Instruments & Components)	174	9,968
Sapiens International Corp. N.V. (Software)	98	1,811
Sarcos Technology and Robotics Corp.* (Machinery)	333	187
Saul Centers, Inc. (Equity Real Estate Investment Trusts (REITs))	36	1,464
ScanSource, Inc.* (Electronic Equipment, Instruments & Components)	77	2,250
Schnitzer Steel Industries, Inc.—Class A (Metals & Mining)	77	2,360
Scholastic Corp. (Media)	91	3,591
Schrodinger, Inc.* (Health Care Technology)	164	3,065
Science 37 Holdings, Inc.* (Life Sciences Tools & Services)	192	80
Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)	143	7,689
Sculptor Capital Management, Inc. (Capital Markets)	78	675
Seacoast Banking Corp. of Florida (Banks)	184	5,739
SeaSpine Holdings Corp.* (Health Care Equipment & Supplies)	109	910
SeaWorld Entertainment, Inc.* (Hotels, Restaurants & Leisure)	121	6,475
SecureWorks Corp.*—Class A (Software)	31	198
Seer, Inc.* (Life Sciences Tools & Services)	157	911
Select Energy Services, Inc. (Energy Equipment & Services)	218	2,014
Select Medical Holdings Corp. (Health Care Providers & Services)	317	7,871
Selective Insurance Group, Inc. (Insurance)	182	16,128
Selectquote, Inc.* (Insurance)	413	277
Sema4 Holdings Corp.* (Health Care Technology)	482	127
Semtech Corp.* (Semiconductors & Semiconductor Equipment)	193	5,537
Seneca Foods Corp.*—Class A (Food Products)	16	975
Senseonics Holdings, Inc.*(a) (Health Care Equipment & Supplies)	1,441	1,484
Sensient Technologies Corp. (Chemicals)	128	9,334
Seres Therapeutics, Inc.* (Biotechnology)	215	1,204
Service Properties Trust (Equity Real Estate Investment Trusts (REITs))	501	3,652
ServisFirst Bancshares, Inc. (Banks)	153	10,543
SFL Corp., Ltd. (Oil, Gas & Consumable Fuels)	350	3,227

See accompanying notes to financial statements.

264  :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Shake Shack, Inc.*—Class A (Hotels, Restaurants & Leisure)	114	$4,734
Sharecare, Inc.* (Health Care Technology)	908	1,453
Shenandoah Telecommunications Co. (Wireless Telecommunication Services)	148	2,350
Shoals Technologies Group, Inc.*—Class A (Electrical Equipment)	421	10,386
Shockwave Medical, Inc.* (Health Care Equipment & Supplies)	108	22,207
Shoe Carnival, Inc. (Specialty Retail)	53	1,267
Shore Bancshares, Inc. (Banks)	54	941
ShotSpotter, Inc.* (Software)	27	913
Shutterstock, Inc. (Internet & Direct Marketing Retail)	73	3,850
SI-BONE, Inc.* (Health Care Equipment & Supplies)	104	1,414
Sierra Bancorp (Banks)	42	892
SIGA Technologies, Inc. (Pharmaceuticals)	144	1,060
Sight Sciences, Inc.* (Health Care Equipment & Supplies)	66	806
Signet Jewelers, Ltd. (Specialty Retail)	140	9,520
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	101	13,702
Silk Road Medical, Inc.* (Health Care Equipment & Supplies)	114	6,025
SilverBow Resources, Inc.*(a) (Oil, Gas & Consumable Fuels)	36	1,018
Silvercrest Asset Management Group, Inc.— Class A (Capital Markets)	29	544
Silvergate Capital Corp.*—Class A (Banks)	96	1,670
Simmons First National Corp.—Class A (Banks)	371	8,006
Simpson Manufacturing Co., Inc. (Building Products)	130	11,526
Simulations Plus, Inc. (Health Care Technology)	48	1,755
Sinclair Broadcast Group, Inc.—Class A (Media)	122	1,892
Singular Genomics Systems, Inc.* (Life Sciences Tools & Services)	172	346
SiriusPoint, Ltd.* (Insurance)	281	1,658
SITE Centers Corp. (Equity Real Estate Investment Trusts (REITs))	594	8,114
SiTime Corp.* (Semiconductors & Semiconductor Equipment)	49	4,979
Sitio Royalties Corp.—Class A (Oil, Gas & Consumable Fuels)	218	6,289
SJW Group (Water Utilities)	82	6,658
Skillsoft Corp.* (Professional Services)	247	321
Skillz, Inc.* (Entertainment)	958	485
Skyline Champion Corp.* (Household Durables)	163	8,396
SkyWater Technology, Inc.* (Semiconductors & Semiconductor Equipment)	34	242
SkyWest, Inc.* (Airlines)	152	2,510
Sleep Number Corp.* (Specialty Retail)	65	1,689
SM Energy Co. (Oil, Gas & Consumable Fuels)	369	12,852
SMART Global Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	146	2,172
SmartFinancial, Inc. (Banks)	47	1,293
SmartRent, Inc.* (Electronic Equipment, Instruments & Components)	370	899
Smith & Wesson Brands, Inc. (Leisure Products)	138	1,198
Snap One Holdings Corp.* (Household Durables)	55	408
Solaris Oilfield Infrastructure, Inc. (Energy Equipment & Services)	96	953
SolarWinds Corp.* (IT Services)	147	1,376
Solid Power, Inc.* (Auto Components)	404	1,026
Solo Brands, Inc.*—Class A (Leisure Products)	67	249
SomaLogic, Inc.* (Life Sciences Tools & Services)	456	1,145
Sonder Holdings, Inc.* (Hotels, Restaurants & Leisure)	577	715
Sonic Automotive, Inc.—Class A (Specialty Retail)	55	2,710
Sonos, Inc.* (Household Durables)	389	6,574
Sorrento Therapeutics, Inc.* (Biotechnology)	1,406	1,246
South Jersey Industries, Inc. (Gas Utilities)	374	13,288
South Plains Financial, Inc. (Banks)	30	826
Southern First Bancshares, Inc.* (Banks)	23	1,052
Southern Missouri Bancorp, Inc. (Thrifts & Mortgage Finance)	24	1,100
Southside Bancshares, Inc. (Banks)	93	3,347
SouthState Corp. (Banks)	229	17,485
Southwest Gas Holdings, Inc. (Gas Utilities)	204	12,624
Sovos Brands, Inc.* (Food Products)	117	1,681
SP Plus Corp.* (Commercial Services & Supplies)	61	2,118
SpartanNash Co. (Food & Staples Retailing)	106	3,205
Spire Global, Inc.* (Technology Hardware, Storage & Peripherals)	381	366
Spire, Inc. (Gas Utilities)	155	10,673
Spirit Airlines, Inc. (Airlines)	332	6,466
Sportsman's Warehouse Holdings, Inc.* (Specialty Retail)	117	1,101
SpringWorks Therapeutics, Inc.* (Biotechnology)	110	2,861
Sprout Social, Inc.*—Class A (Software)	143	8,074
Sprouts Farmers Market, Inc.* (Food & Staples Retailing)	323	10,455
SPS Commerce, Inc.* (Software)	111	14,255
SPX Technologies, Inc.* (Machinery)	133	8,731
Squarespace, Inc.*—Class A (IT Services)	93	2,062
STAAR Surgical Co.* (Health Care Equipment & Supplies)	146	7,087
STAG Industrial, Inc. (Equity Real Estate Investment Trusts (REITs))	550	17,771
Stagwell, Inc.* (Media)	234	1,453
Standard Motor Products, Inc. (Auto Components)	61	2,123
Standex International Corp. (Machinery)	36	3,687
Steelcase, Inc.—Class A (Commercial Services & Supplies)	265	1,874
Stellar Bancorp, Inc. (Banks)	137	4,036
Stem, Inc.* (Electrical Equipment)	439	3,925
Stepan Co. (Chemicals)	65	6,920
StepStone Group, Inc.—Class A (Capital Markets)	166	4,180
Sterling Bancorp, Inc.* (Thrifts & Mortgage Finance)	53	323
Sterling Check Corp.* (Professional Services)	72	1,114
Sterling Construction Co., Inc.* (Construction & Engineering)	89	2,919
Steven Madden, Ltd. (Textiles, Apparel & Luxury Goods)	235	7,511

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 265

Common Stocks, continued

	Shares	Value
Stewart Information Services Corp. (Insurance)	82	$3,504
Stitch Fix, Inc.*—Class A (Internet & Direct Marketing Retail)	255	793
Stock Yards Bancorp, Inc. (Banks)	87	5,653
Stoke Therapeutics, Inc.* (Biotechnology)	68	628
StoneCo, Ltd.*—Class A (IT Services)	845	7,977
Stoneridge, Inc.* (Auto Components)	80	1,725
StoneX Group, Inc.* (Capital Markets)	52	4,956
Strategic Education, Inc. (Diversified Consumer Services)	69	5,403
Stratus Properties, Inc. (Real Estate Management & Development)	18	347
Stride, Inc.* (Diversified Consumer Services)	124	3,879
Sturm Ruger & Co., Inc. (Leisure Products)	53	2,683
Summit Financial Group, Inc. (Banks)	34	846
Summit Hotel Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	319	2,303
Summit Materials, Inc.*—Class A (Construction Materials)	362	10,282
Sumo Logic, Inc.* (Software)	354	2,867
Sun Country Airlines Holdings, Inc.* (Airlines)	101	1,602
SunCoke Energy, Inc. (Metals & Mining)	254	2,192
Sunlight Financial Holdings, Inc.* (Consumer Finance)	73	94
Sunnova Energy International, Inc.* (Independent Power and Renewable Electricity Producers)	303	5,457
SunOpta, Inc.* (Food Products)	298	2,515
SunPower Corp.* (Semiconductors & Semiconductor Equipment)	249	4,489
Sunstone Hotel Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	647	6,250
Super Micro Computer, Inc.* (Technology Hardware, Storage & Peripherals)	141	11,575
Superior Group of Cos., Inc. (Textiles, Apparel & Luxury Goods)	36	362
Supernus Pharmaceuticals, Inc.* (Pharmaceuticals)	151	5,386
Surgery Partners, Inc.* (Health Care Providers & Services)	152	4,235
Surmodics, Inc.* (Health Care Equipment & Supplies)	42	1,433
Sutro BioPharma, Inc.* (Biotechnology)	164	1,325
Sweetgreen, Inc.*—Class A (Hotels, Restaurants & Leisure)	270	2,314
SWK Holdings Corp.* (Diversified Financial Services)	11	194
Sylvamo Corp. (Paper & Forest Products)	108	5,248
Synaptics, Inc.* (Semiconductors & Semiconductor Equipment)	121	11,514
Syndax Pharmaceuticals, Inc.* (Biotechnology)	162	4,123
Tactile Systems Technology, Inc.* (Health Care Equipment & Supplies)	60	689
Talaris Therapeutics, Inc.* (Biotechnology)	70	71
Talos Energy, Inc.* (Oil, Gas & Consumable Fuels)	202	3,814
Tanger Factory Outlet Centers, Inc. (Equity Real Estate Investment Trusts (REITs))	309	5,543
Tango Therapeutics, Inc.* (Biotechnology)	142	1,030
Target Hospitality Corp.* (Hotels, Restaurants & Leisure)	89	1,347
Tarsus Pharmaceuticals, Inc.* (Pharmaceuticals)	56	821
Tattooed Chef, Inc.*(a) (Food Products)	149	183
Taylor Morrison Home Corp.* (Household Durables)	319	9,681
TechTarget, Inc.* (Media)	82	3,613
Teekay Corp.* (Oil, Gas & Consumable Fuels)	210	953
Teekay Tankers, Ltd.*—Class A (Oil, Gas & Consumable Fuels)	70	2,157
TEGNA, Inc. (Media)	679	14,387
Tejon Ranch Co.* (Real Estate Management & Development)	63	1,187
Telephone and Data Systems, Inc. (Wireless Telecommunication Services)	307	3,221
Tellurian, Inc.* (Oil, Gas & Consumable Fuels)	1,555	2,612
Telos Corp.* (Software)	164	835
Tenable Holdings, Inc.* (Software)	341	13,009
Tenaya Therapeutics, Inc.* (Biotechnology)	85	171
Tennant Co. (Machinery)	56	3,448
Tenon Medical, Inc.* (Health Care Equipment & Supplies)	23	36
Terawulf, Inc.*(a) (Software)	66	44
Terex Corp. (Machinery)	203	8,672
Terran Orbital Corp.* (Aerospace & Defense)	125	198
Terreno Realty Corp. (Equity Real Estate Investment Trusts (REITs))	227	12,909
TETRA Technologies, Inc.* (Energy Equipment & Services)	379	1,311
Texas Capital Bancshares, Inc.* (Banks)	152	9,167
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)	204	18,554
Textainer Group Holdings, Ltd. (Trading Companies & Distributors)	132	4,093
TG Therapeutics, Inc.* (Biotechnology)	406	4,803
The Andersons, Inc. (Food & Staples Retailing)	98	3,429
The Arena Group Holdings, Inc.* (Interactive Media & Services)	35	371
The Bancorp, Inc.* (Banks)	166	4,711
The Bank of NT Butterfield & Son, Ltd. (Banks)	152	4,531
The Beachbody Co., Inc.* (Diversified Consumer Services)	319	168
The Beauty Health Co.* (Personal Products)	289	2,630
The Brink's Co. (Commercial Services & Supplies)	138	7,412
The Buckle, Inc. (Specialty Retail)	92	4,172
The Cato Corp.—Class A (Specialty Retail)	55	513
The Cheesecake Factory, Inc. (Hotels, Restaurants & Leisure)	148	4,693
The Chefs' Warehouse, Inc.* (Food & Staples Retailing)	104	3,461
The Children's Place, Inc.* (Specialty Retail)	39	1,420
The Container Store Group, Inc.* (Specialty Retail)	99	427
The Duckhorn Portfolio, Inc.* (Beverages)	128	2,121
The E.W. Scripps Co.*—Class A (Media)	178	2,348
The Ensign Group, Inc. (Health Care Providers & Services)	164	15,516
The First Bancorp, Inc. (Banks)	30	898
The First Bancshares, Inc. (Banks)	64	2,049
The First of Long Island Corp. (Banks)	67	1,206
The GEO Group, Inc.* (Equity Real Estate Investment Trusts (REITs))	361	3,953

See accompanying notes to financial statements.

266  :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
The Goodyear Tire & Rubber Co.* (Auto Components)	855	$8,678
The Gorman-Rupp Co. (Machinery)	69	1,768
The Greenbrier Cos., Inc. (Machinery)	97	3,252
The Hackett Group, Inc. (IT Services)	82	1,670
The Hain Celestial Group, Inc.* (Food Products)	273	4,417
The Honest Co., Inc.* (Personal Products)	201	605
The Joint Corp.* (Health Care Providers & Services)	43	601
The Lovesac Co.* (Household Durables)	42	924
The Macerich Co. (Equity Real Estate Investment Trusts (REITs))	656	7,387
The Manitowoc Co., Inc.* (Machinery)	106	971
The Marcus Corp. (Entertainment)	73	1,050
The Necessity Retail REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	407	2,414
The ODP Corp.* (Specialty Retail)	122	5,556
The Oncology Institute, Inc.* (Health Care Providers & Services)	106	175
The ONE Group Hospitality, Inc.* (Hotels, Restaurants & Leisure)	69	435
The Pennant Group, Inc.* (Health Care Providers & Services)	79	867
The RealReal, Inc.* (Internet & Direct Marketing Retail)	270	338
The RMR Group, Inc.—Class A (Real Estate Management & Development)	47	1,328
The Shyft Group, Inc. (Machinery)	105	2,610
The Simply Good Foods Co.* (Food Products)	271	10,306
The St Joe Co. (Real Estate Management & Development)	105	4,058
The Vita Coco Co., Inc.*(a) (Beverages)	85	1,175
The York Water Co. (Water Utilities)	43	1,934
Theravance Biopharma, Inc.* (Pharmaceuticals)	199	2,233
Thermon Group Holdings, Inc.* (Electrical Equipment)	101	2,028
Theseus Pharmaceuticals, Inc.* (Pharmaceuticals)	52	259
Third Coast Bancshares, Inc.* (Banks)	39	719
Third Harmonic Bio, Inc.* (Pharmaceuticals)	39	168
Thorne HealthTech, Inc.* (Personal Products)	42	152
ThredUp, Inc.*—Class A (Internet & Direct Marketing Retail)	179	234
Thryv Holdings, Inc.* (Media)	77	1,463
Tidewater, Inc.* (Energy Equipment & Services)	142	5,233
Tile Shop Holdings, Inc.* (Specialty Retail)	94	412
Tilly's, Inc.*—Class A (Specialty Retail)	69	624
TimkenSteel Corp.* (Metals & Mining)	135	2,453
Tiptree, Inc. (Insurance)	75	1,038
Titan International, Inc.* (Machinery)	156	2,390
Titan Machinery, Inc.* (Trading Companies & Distributors)	62	2,463
Tompkins Financial Corp. (Banks)	42	3,258
Tootsie Roll Industries, Inc. (Food Products)	48	2,043
Topgolf Callaway Brands Corp.* (Leisure Products)	426	8,414
Torrid Holdings, Inc.* (Specialty Retail)	45	133
TowneBank (Banks)	205	6,322
TPG RE Finance Trust, Inc.—Class T (Mortgage Real Estate Investment Trusts (REITs))	210	1,426
TPI Composites, Inc.* (Electrical Equipment)	111	1,126
Traeger, Inc.* (Household Durables)	101	285
Transcat, Inc.* (Trading Companies & Distributors)	22	1,559
Transcontinental Realty Investors, Inc.* (Real Estate Management & Development)	4	177
TransMedics Group, Inc.* (Health Care Equipment & Supplies)	93	5,740
Transphorm, Inc.* (Semiconductors & Semiconductor Equipment)	69	375
TravelCenters of America, Inc.* (Specialty Retail)	38	1,702
Travere Therapeutics, Inc.* (Biotechnology)	188	3,954
Treace Medical Concepts, Inc.* (Health Care Equipment & Supplies)	102	2,345
Trean Insurance Group, Inc.* (Insurance)	69	414
Tredegar Corp. (Chemicals)	83	848
TreeHouse Foods, Inc.* (Food Products)	155	7,654
Tri Pointe Homes, Inc.* (Household Durables)	307	5,707
Tricida, Inc.* (Pharmaceuticals)	101	15
TriCo Bancshares (Banks)	95	4,844
TriMas Corp. (Containers & Packaging)	128	3,550
TriNet Group, Inc.* (Professional Services)	114	7,729
Trinity Industries, Inc. (Machinery)	250	7,393
Trinseo PLC (Chemicals)	107	2,430
Triton International, Ltd. (Trading Companies & Distributors)	178	12,243
Triumph Financial, Inc.* (Banks)	71	3,470
Triumph Group, Inc.* (Aerospace & Defense)	195	2,051
Tronox Holdings PLC—Class A (Chemicals)	357	4,894
TrueBlue, Inc.* (Professional Services)	98	1,919
TrueCar, Inc.* (Interactive Media & Services)	266	668
Trupanion, Inc.* (Insurance)	119	5,656
TrustCo Bank Corp. (Thrifts & Mortgage Finance)	57	2,143
Trustmark Corp. (Banks)	187	6,528
TTEC Holdings, Inc. (IT Services)	57	2,515
TTM Technologies, Inc.* (Electronic Equipment, Instruments & Components)	309	4,660
Tucows, Inc.* (IT Services)	30	1,018
Tupperware Brands Corp.* (Household Durables)	134	555
Turning Point Brands, Inc. (Tobacco)	45	973
Turtle Beach Corp.* (Technology Hardware, Storage & Peripherals)	47	337
TuSimple Holdings, Inc.*—Class A (Road & Rail)	426	699
Tutor Perini Corp.* (Construction & Engineering)	128	966
Twist Bioscience Corp.* (Biotechnology)	171	4,072
Two Harbors Investment Corp. (Mortgage Real Estate Investment Trusts (REITs))	263	4,148
Tyra Biosciences, Inc.*(a) (Biotechnology)	40	304
U.S. Cellular Corp.* (Wireless Telecommunication Services)	45	938
U.S. Lime & Minerals, Inc. (Construction Materials)	6	845
U.S. Physical Therapy, Inc. (Health Care Providers & Services)	39	3,160
U.S. Silica Holdings, Inc.* (Energy Equipment & Services)	226	2,825
Udemy, Inc.* (Diversified Consumer Services)	223	2,353
UFP Industries, Inc. (Building Products)	182	14,423
UFP Technologies, Inc.* (Health Care Equipment & Supplies)	21	2,476

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 267

Common Stocks, continued

	Shares	Value
Ultra Clean Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	138	$4,575
UMB Financial Corp. (Banks)	134	11,192
UMH Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	155	2,496
Unifi, Inc.* (Textiles, Apparel & Luxury Goods)	44	379
UniFirst Corp. (Commercial Services & Supplies)	46	8,879
Unisys Corp.* (IT Services)	202	1,032
United Bankshares, Inc. (Banks)	398	16,114
United Community Banks, Inc. (Banks)	324	10,951
United Fire Group, Inc. (Insurance)	65	1,778
United Natural Foods, Inc.* (Food & Staples Retailing)	177	6,851
Uniti Group, Inc. (Equity Real Estate Investment Trusts (REITs))	723	3,998
Unitil Corp. (Multi-Utilities)	48	2,465
Unity Bancorp, Inc. (Banks)	21	574
Universal Corp. (Tobacco)	74	3,908
Universal Electronics, Inc.* (Household Durables)	37	770
Universal Health Realty Income Trust (Equity Real Estate Investment Trusts (REITs))	39	1,861
Universal Insurance Holdings, Inc. (Insurance)	79	837
Universal Logistics Holdings, Inc. (Road & Rail)	22	736
Universal Technical Institute, Inc.* (Diversified Consumer Services)	101	679
Univest Financial Corp. (Banks)	88	2,299
Upland Software, Inc.* (Software)	90	642
Upwork, Inc.* (Professional Services)	370	3,863
Uranium Energy Corp.* (Oil, Gas & Consumable Fuels)	1,076	4,175
Urban Edge Properties (Equity Real Estate Investment Trusts (REITs))	348	4,903
Urban One, Inc.* (Media)	33	124
Urban One, Inc.* (Media)	25	114
Urban Outfitters, Inc.* (Specialty Retail)	195	4,651
Ur-Energy, Inc.* (Oil, Gas & Consumable Fuels)	638	734
Urstadt Biddle Properties, Inc.—Class A (Equity Real Estate Investment Trusts (REITs))	90	1,706
USANA Health Sciences, Inc.* (Personal Products)	34	1,809
USCB Financial Holdings, Inc.* (Banks)	33	403
UserTesting, Inc.* (Software)	146	1,096
Utah Medical Products, Inc. (Health Care Equipment & Supplies)	10	1,005
Utz Brands, Inc. (Food Products)	200	3,172
V2X, Inc.* (Aerospace & Defense)	37	1,528
VAALCO Energy, Inc. (Oil, Gas & Consumable Fuels)	324	1,477
Vacasa, Inc.*—Class A (Hotels, Restaurants & Leisure)	352	444
Valaris, Ltd.* (Energy Equipment & Services)	186	12,578
Valhi, Inc. (Chemicals)	7	154
Valley National Bancorp (Banks)	1,313	14,849
Value Line, Inc. (Capital Markets)	3	153
Vanda Pharmaceuticals, Inc.* (Biotechnology)	169	1,249
Varex Imaging Corp.* (Health Care Equipment & Supplies)	118	2,395
Varonis Systems, Inc.* (Software)	332	7,948
Vaxart, Inc.* (Biotechnology)	392	377
Vaxcyte, Inc.* (Pharmaceuticals)	219	10,501
VBI Vaccines, Inc.* (Biotechnology)	588	230
Vector Group, Ltd. (Tobacco)	438	5,195
Veeco Instruments, Inc.* (Semiconductors & Semiconductor Equipment)	155	2,880
Velo3D, Inc.* (Technology Hardware, Storage & Peripherals)	174	311
Velocity Financial, Inc.* (Thrifts & Mortgage Finance)	26	251
Velodyne Lidar, Inc.* (Electronic Equipment, Instruments & Components)	636	470
Ventyx Biosciences, Inc.* (Pharmaceuticals)	76	2,492
Vera Therapeutics, Inc.* (Biotechnology)	44	851
Veracyte, Inc.* (Biotechnology)	218	5,173
Veradigm, Inc.* (Health Care Technology)	328	5,786
Vericel Corp.* (Biotechnology)	144	3,793
Verint Systems, Inc.* (Software)	194	7,038
Veris Residential, Inc.* (Equity Real Estate Investment Trusts (REITs))	263	4,190
Veritex Holdings, Inc. (Banks)	160	4,493
Veritiv Corp. (Trading Companies & Distributors)	40	4,868
Veritone, Inc.* (Software)	95	504
Verra Mobility Corp.*—Class C (IT Services)	427	5,905
Vertex Energy, Inc.*(a) (Oil, Gas & Consumable Fuels)	165	1,023
Veru, Inc.* (Personal Products)	198	1,045
Verve Therapeutics, Inc.* (Biotechnology)	142	2,748
Via Renewables, Inc. (Multi-Utilities)	37	189
Viad Corp.* (Commercial Services & Supplies)	62	1,512
Viant Technology, Inc.*—Class A (Software)	44	177
Viavi Solutions, Inc.* (Communications Equipment)	694	7,294
Vicarious Surgical, Inc.* (Health Care Equipment & Supplies)	168	339
Vicor Corp.* (Electrical Equipment)	67	3,601
Victory Capital Holdings, Inc.—Class A (Capital Markets)	50	1,342
View, Inc.* (Building Products)	348	336
ViewRay, Inc.* (Health Care Equipment & Supplies)	451	2,020
Village Super Market, Inc.—Class A (Food & Staples Retailing)	26	606
Vimeo, Inc.* (Interactive Media & Services)	436	1,495
Vinco Ventures, Inc.* (Leisure Products)	715	332
Vintage Wine Estates, Inc.* (Beverages)	99	323
Vir Biotechnology, Inc.* (Biotechnology)	221	5,594
Virgin Galactic Holdings, Inc.* (Aerospace & Defense)	739	2,572
Viridian Therapeutics, Inc.* (Biotechnology)	115	3,359
Virtus Investment Partners, Inc. (Capital Markets)	21	4,020
Vishay Intertechnology, Inc. (Electronic Equipment, Instruments & Components)	396	8,542
Vishay Precision Group, Inc.* (Electronic Equipment, Instruments & Components)	38	1,469
Vista Outdoor, Inc.* (Leisure Products)	170	4,143
VistaGen Therapeutics, Inc.* (Biotechnology)	631	65
Visteon Corp.* (Auto Components)	85	11,121
Vital Farms, Inc.* (Food Products)	91	1,358
Vivid Seats, Inc.*—Class A (Internet & Direct Marketing Retail)	78	569
Vivint Smart Home, Inc.* (Diversified Consumer Services)	289	3,439

See accompanying notes to financial statements.

268  :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Vizio Holding Corp.*—Class A (Household Durables)	210	$1,556
Volta, Inc.* (Specialty Retail)	376	134
VSE Corp. (Commercial Services & Supplies)	32	1,500
Vuzix Corp.* (Household Durables)	181	659
W&T Offshore, Inc.* (Oil, Gas & Consumable Fuels)	288	1,607
Wabash National Corp. (Machinery)	145	3,277
Walker & Dunlop, Inc. (Thrifts & Mortgage Finance)	94	7,377
Warby Parker, Inc.*—Class A (Specialty Retail)	254	3,426
Warrior Met Coal, Inc. (Metals & Mining)	157	5,438
Washington Federal, Inc. (Thrifts & Mortgage Finance)	198	6,643
Washington Trust Bancorp, Inc. (Banks)	52	2,453
Waterstone Financial, Inc. (Thrifts & Mortgage Finance)	58	1,000
Watts Water Technologies, Inc.—Class A (Machinery)	83	12,137
WD-40 Co. (Household Products)	42	6,771
Weatherford International PLC* (Energy Equipment & Services)	215	10,948
Weave Communications, Inc.* (Software)	96	440
Weber, Inc.(a)—Class A (Household Durables)	82	660
Weis Markets, Inc. (Food & Staples Retailing)	50	4,115
Wejo Group, Ltd.* (Interactive Media & Services)	175	84
Werner Enterprises, Inc. (Road & Rail)	193	7,770
WesBanco, Inc. (Banks)	175	6,472
West Bancorp, Inc. (Banks)	49	1,252
Westamerica Bancorp (Banks)	79	4,662
Weyco Group, Inc. (Distributors)	18	381
Wheels Up Experience, Inc.* (Airlines)	492	507
Whitestone REIT (Equity Real Estate Investment Trusts (REITs))	143	1,379
Whole Earth Brands, Inc.* (Food Products)	124	505
WideOpenWest, Inc.* (Media)	163	1,485
Willdan Group, Inc.* (Professional Services)	35	625
Wingstop, Inc. (Hotels, Restaurants & Leisure)	91	12,523
Winmark Corp. (Specialty Retail)	9	2,122
Winnebago Industries, Inc. (Automobiles)	91	4,796
WisdomTree, Inc. (Capital Markets)	415	2,262
WM Technology, Inc.* (Software)	231	233
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	236	2,579
Workhorse Group, Inc.* (Automobiles)	465	707
Workiva, Inc.* (Software)	145	12,176
World Acceptance Corp.* (Consumer Finance)	12	791
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	187	5,111
Worthington Industries, Inc. (Metals & Mining)	96	4,772
WSFS Financial Corp. (Thrifts & Mortgage Finance)	187	8,479
WW International, Inc.* (Diversified Consumer Services)	165	637
Xencor, Inc.* (Biotechnology)	175	4,557
Xenia Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts (REITs))	349	4,600
Xeris Biopharma Holdings, Inc.* (Pharmaceuticals)	403	536
Xerox Holdings Corp. (Technology Hardware, Storage & Peripherals)	348	5,081
Xometry, Inc.*—Class A (Internet & Direct Marketing Retail)	104	3,352
Xos, Inc.*(a) (Machinery)	172	76
XPEL, Inc.* (Auto Components)	66	3,964
Xperi, Inc.* (Software)	127	1,093
Xponential Fitness, Inc.*—Class A (Hotels, Restaurants & Leisure)	54	1,238
Yelp, Inc.* (Interactive Media & Services)	206	5,632
Yext, Inc.* (Software)	347	2,266
Y-mAbs Therapeutics, Inc.* (Biotechnology)	112	547
Zentalis Pharmaceuticals, Inc.* (Biotechnology)	143	2,880
Zeta Global Holdings Corp.*—Class A (Software)	339	2,770
Ziff Davis, Inc.* (Interactive Media & Services)	139	10,996
Zimvie, Inc.* (Health Care Equipment & Supplies)	63	588
ZipRecruiter, Inc.* (Interactive Media & Services)	222	3,645
Zumiez, Inc.* (Specialty Retail)	48	1,044
Zuora, Inc.*—Class A (Software)	379	2,410
Zurn Elkay Water Solutions Corp. (Building Products)	379	8,016
Zynex, Inc.(a) (Health Care Equipment & Supplies)	66	918
TOTAL COMMON STOCKS (Cost $6,189,240)		6,961,884
Right(NM)
Zogenix, Inc., CVR*+(b) (Pharmaceuticals)	178	121
TOTAL RIGHT (Cost $—)		121

Trust (0.0%)

	Interest Units	Value
Ferroglobe Representation and Warranty Insurance*+ (Metals & Mining)	250	$—
TOTAL TRUST (Cost $—)		—

Repurchase Agreements(c)(d) (32.0%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $3,268,511	$3,267,000	$3,267,000
TOTAL REPURCHASE AGREEMENTS (Cost $3,267,000)		3,267,000

Collateral for Securities Loaned(e) (0.6%)

	Shares	Value
Invesco Government & Agency Portfolio—Institutional Shares, 4.23%(f)	60,681	$60,681
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $60,681)		60,681
TOTAL INVESTMENT SECURITIES (Cost $9,516,921)—100.7%		10,289,686
Net other assets (liabilities)—(0.7)%		(68,944)
NET ASSETS—100.0%		$10,220,742

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 269

*	Non-income producing security.
+	These securities were fair valued based on procedures approved by the Board of Trustees. As of December 31, 2022, these securities represented less than 0.005% of the net assets of the Fund.
(a)	All or part of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $58,078.
(b)	On March 7, 2022, UCB SA acquired Zogenix Inc. As part of the acquisition, shareholders of Zogenix Inc. are entitled to a CVR per share of Zogenix Inc. held. The CVR has a potential cash payment of $2.00 upon EU approval by December 31, 2023, of FINTEPLA® as an orphan medicine for treatment of Lennox-Gastaut syndrome (LGS).
(c)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2022, the aggregate amount held in a segregated account was $489,000.
(d)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(e)	Securities were purchased with cash collateral held from securities on loan at December 31, 2022.
(f)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2022.
CVR	Contingent Value Rights

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Russell 2000 Index	Goldman Sachs International	1/27/23	4.73%	$887,670	$(784)
Russell 2000 Index	UBS AG	1/27/23	4.33%	2,367,120	16,364
				$3,254,790	$15,580

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Small-Cap invested in the following industries as of December 31, 2022:

	Value	% of Net Assets
Aerospace & Defense	$69,153	0.7%
Air Freight & Logistics	30,107	0.3%
Airlines	20,349	0.2%
Auto Components	90,983	0.9%
Automobiles	11,101	0.1%
Banks	668,005	6.5%
Beverages	43,758	0.4%
Biotechnology	510,261	4.9%
Building Products	89,519	0.9%
Capital Markets	111,100	1.1%
Chemicals	140,152	1.4%
Commercial Services & Supplies	95,332	0.9%
Communications Equipment	67,818	0.7%
Construction & Engineering	113,012	1.1%
Construction Materials	11,127	0.1%
Consumer Discretionary Products	1,916	NM
Consumer Finance	42,081	0.4%
Containers & Packaging	22,493	0.2%
Distributors	1,439	NM
Diversified Consumer Services	71,497	0.7%
Diversified Financial Services	20,329	0.2%
Diversified Telecommunication Services	42,805	0.4%
Electric Utilities	52,505	0.5%
Electrical Equipment	94,848	0.9%
Electronic Equipment, Instruments & Components	162,634	1.6%
Energy Equipment & Services	153,375	1.5%
Entertainment	19,012	0.2%
Equity Real Estate Investment Trusts (REITs)	412,157	4.1%
Food & Staples Retailing	42,096	0.4%
Food Products	82,981	0.8%
Gas Utilities	86,442	0.9%
Health Care Equipment & Supplies	242,522	2.4%
Health Care Providers & Services	179,502	1.8%
Health Care Technology	68,100	0.7%
Hotels, Restaurants & Leisure	165,577	1.6%
Household Durables	110,652	1.1%
Household Products	19,073	0.2%
Independent Power and Renewable Electricity Producers	32,591	0.3%
Industrial Conglomerates	1,484	NM
Insurance	147,043	1.4%
Interactive Media & Services	43,720	0.4%
Internet & Direct Marketing Retail	27,806	0.3%
IT Services	147,514	1.4%
Leisure Products	41,339	0.4%
Life Sciences Tools & Services	50,152	0.5%
Machinery	265,657	2.6%
Marine	16,946	0.2%
Media	61,639	0.6%
Metals & Mining	109,979	1.1%
Mortgage Real Estate Investment Trusts (REITs)	82,655	0.8%
Multiline Retail	5,143	0.1%
Multi-Utilities	37,061	0.4%
Oil, Gas & Consumable Fuels	321,827	3.1%
Paper & Forest Products	14,041	0.1%
Personal Products	51,124	0.5%
Pharmaceuticals	124,806	1.2%

See accompanying notes to financial statements.

270  :: ProFund VP Small-Cap :: Financial Statements

	Value	% of Net Assets
Professional Services	$113,752	1.1%
Real Estate Management & Development	43,066	0.4%
Road & Rail	39,423	0.4%
Semiconductors & Semiconductor Equipment	181,202	1.8%
Software	311,329	3.0%
Specialty Retail	156,823	1.5%
Technology Hardware, Storage & Peripherals	27,153	0.3%
Textiles, Apparel & Luxury Goods	47,075	0.5%
Thrifts & Mortgage Finance	118,694	1.2%
Tobacco	10,530	0.1%
Trading Companies & Distributors	119,959	1.2%
Water Utilities	35,760	0.3%
Wireless Telecommunication Services	8,899	0.1%
Other**	3,258,737	31.9%
Total	$10,220,742	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 271

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$9,516,921
Securities, at value(a)	7,022,686
Repurchase agreements, at value	3,267,000
Total Investment Securities, at value	10,289,686
Cash	982
Segregated cash balances for swap agreements with custodian	55
Dividends and interest receivable	9,514
Unrealized appreciation on swap agreements	16,364
Receivable for capital shares issued	1,426
Receivable for investments sold	5,920
Prepaid expenses	37
TOTAL ASSETS	10,323,984

LIABILITIES:
Payable for collateral for securities loaned	60,681
Payable for capital shares redeemed	390
Payable for investments purchased	5,235
Unrealized depreciation on swap agreements	784
Advisory fees payable	5,605
Management services fees payable	747
Administration fees payable	936
Administrative services fees payable	6,774
Distribution fees payable	7,449
Transfer agency fees payable	1,759
Fund accounting fees payable	1,107
Compliance services fees payable	80
Other accrued expenses	11,695
TOTAL LIABILITIES	103,242
NET ASSETS	$10,220,742

NET ASSETS CONSIST OF:
Capital	$10,359,242
Total distributable earnings (loss)	(138,500)
NET ASSETS	$10,220,742
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	342,362
Net Asset Value (offering and redemption price per share)	$29.85

(a) Includes securities on loan valued at:	$58,078

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends	$106,049
Interest	76,532
Foreign tax withholding	(114)
Net income from securities lending	3,556
TOTAL INVESTMENT INCOME	186,023

EXPENSES:
Advisory fees	93,924
Management services fees	12,523
Administration fees	11,940
Transfer agency fees	10,479
Administrative services fees	28,583
Distribution fees	31,308
Custody fees	1,858
Fund accounting fees	13,859
Trustee fees	201
Compliance services fees	80
Other fees	20,862
Total Gross Expenses before reductions	225,617
Expenses reduced and reimbursed by the Advisor	(15,227)
TOTAL NET EXPENSES	210,390
NET INVESTMENT INCOME (LOSS)	(24,367)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(72,944)
Net realized gains (losses) on swap agreements	(841,834)
Change in net unrealized appreciation/depreciation on investment securities	(2,005,837)
Change in net unrealized appreciation/depreciation on swap agreements	49,153
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(2,871,462)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,895,829)

See accompanying notes to financial statements.

272  :: ProFund VP Small-Cap :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(24,367)	$(217,006)
Net realized gains (losses) on investments	(914,778)	1,759,774
Change in net unrealized appreciation/depreciation on investments	(1,956,684)	406,365
Change in net assets resulting from operations	(2,895,829)	1,949,133

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(1,534,469)	(767,607)
Change in net assets resulting from distributions	(1,534,469)	(767,607)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	15,631,518	34,196,772
Distributions reinvested	1,534,469	767,607
Value of shares redeemed	(17,102,206)	(39,944,075)
Change in net assets resulting from capital transactions	63,781	(4,979,696)
Change in net assets	(4,366,517)	(3,798,170)

NET ASSETS:
Beginning of period	14,587,259	18,385,429
End of period	$10,220,742	$14,587,259

SHARE TRANSACTIONS:
Issued	469,566	772,224
Reinvested	48,853	18,600
Redeemed	(513,701)	(914,846)
Change in shares	4,718	(124,022)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Small-Cap :: 273

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$43.20	$39.82	$35.40	$28.64	$35.03

Investment Activities:
Net investment income (loss)(a)	(0.07)	(0.50)	(0.28)	0.01	(0.04)
Net realized and unrealized gains (losses) on investments	(9.16)	5.55	6.01	6.75	(3.99)
Total income (loss) from investment activities	(9.23)	5.05	5.73	6.76	(4.03)

Distributions to Shareholders From:
Net investment income	—	—	(0.02)	—	—
Net realized gains on investments	(4.12)	(1.67)	(1.29)	—	(2.36)
Total distributions	(4.12)	(1.67)	(1.31)	—	(2.36)

Net Asset Value, End of Period	$29.85	$43.20	$39.82	$35.40	$28.64

Total Return(b)	(21.85)%	12.88%	17.06%	23.60%	(12.89)%

Ratios to Average Net Assets:
Gross expenses(b)	1.80%	1.70%	1.82%	1.74%	1.76%
Net expenses(b)	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)(b)	(0.19)%	(1.13)%	(0.85)%	0.03%	(0.10)%

Supplemental Data:
Net assets, end of period (000's)	$10,221	$14,587	$18,385	$16,075	$10,303
Portfolio turnover rate(c)	12%	24%	26%	22%	18%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

274 :: ProFund VP Small-Cap Growth :: Management Discussion of Fund Performance

ProFund VP Small-Cap Growth (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Growth Index (the "Index"). For the year ended December 31, 2022, the Fund had a total return of -22.41%. For the same period, the Index had a total return of -21.08%1 and a volatility of 27.63%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of small-cap U.S. equity "growth" performance. It is an unmanaged, float-adjusted, market capitalization-weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600® that have been identified as being on the growth end of the growth-value spectrum. Securities are selected for inclusion in the Index by an S&P committee through a process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap Growth from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Small-Cap Growth	-22.41%	4.29%	9.30%
S&P Small Cap 600® Growth Index	-21.08%	6.11%	11.13%

Expense Ratios**

Fund	Gross	Net
ProFund VP Small-Cap Growth	1.68%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
The Ensign Group, Inc.	1.2%
UFP Industries, Inc.	1.1%
Applied Industrial Technologies, Inc.	1.1%
Fabrinet	1.0%
SPS Commerce, Inc.	1.0%

S&P SmallCap 600® Growth Index – Composition

% of Index
Industrials	19%
Information Technology	17%
Financials	17%
Health Care	14%
Consumer Discretionary	8%
Materials	6%
Consumer Staples	6%
Energy	5%
Real Estate	4%
Utilities	3%
Communication Services	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Small-Cap Growth :: 275

Schedule of Portfolio Investments :: December 31, 2022

Common Stocks (100.4%)

	Shares	Value
8x8, Inc.* (Software)	1,568	$6,774
A10 Networks, Inc. (Software)	1,951	32,445
AAON, Inc. (Building Products)	1,284	96,711
Academy Sports & Outdoors, Inc. (Leisure Products)	1,145	60,158
AdaptHealth Corp.* (Health Care Providers & Services)	2,344	45,052
Addus HomeCare Corp.* (Health Care Providers & Services)	492	48,949
Adtalem Global Education, Inc.* (Diversified Consumer Services)	1,386	49,203
ADTRAN Holdings, Inc. (Communications Equipment)	1,489	27,978
Advanced Energy Industries, Inc. (Electronic Equipment, Instruments & Components)	1,142	97,961
Aerojet Rocketdyne Holdings, Inc.* (Aerospace & Defense)	2,311	129,253
AeroVironment, Inc.* (Aerospace & Defense)	763	65,359
Agiliti, Inc.* (Health Care Providers & Services)	457	7,454
Agilysys, Inc.* (Software)	605	47,880
Agree Realty Corp. (Equity Real Estate Investment Trusts (REITs))	1,867	132,425
Alamo Group, Inc. (Machinery)	230	32,568
Alarm.com Holdings, Inc.* (Software)	1,524	75,408
Albany International Corp.—Class A (Machinery)	949	93,562
Alpha & Omega Semiconductor, Ltd.* (Semiconductors & Semiconductor Equipment)	677	19,342
American Equity Investment Life Holding Co. (Insurance)	1,117	50,958
American States Water Co. (Water Utilities)	779	72,097
American Vanguard Corp. (Chemicals)	849	18,432
Ameris Bancorp (Banks)	1,214	57,228
AMERISAFE, Inc. (Insurance)	321	16,682
AMN Healthcare Services, Inc.* (Health Care Providers & Services)	1,323	136,031
Amphastar Pharmaceuticals, Inc.* (Pharmaceuticals)	1,151	32,251
ANI Pharmaceuticals, Inc.* (Pharmaceuticals)	194	7,805
Anika Therapeutics, Inc.* (Health Care Equipment & Supplies)	232	6,867
Apogee Enterprises, Inc. (Building Products)	386	17,162
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)	1,177	148,337
Arcosa, Inc. (Construction & Engineering)	975	52,982
Arcus Biosciences, Inc.* (Biotechnology)	1,591	32,902
Arlo Technologies, Inc.* (Electronic Equipment, Instruments & Components)	1,351	4,742
Armada Hoffler Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	1,343	15,445
ARMOUR Residential REIT, Inc.(a) (Mortgage Real Estate Investment Trusts (REITs))	4,034	22,711
Asbury Automotive Group, Inc.* (Specialty Retail)	304	54,492
Assured Guaranty, Ltd. (Insurance)	934	58,151
ATI, Inc.* (Metals & Mining)	2,453	73,246
Atlas Air Worldwide Holdings, Inc.* (Air Freight & Logistics)	354	35,683
ATN International, Inc. (Diversified Telecommunication Services)	327	14,816
Avid Bioservices, Inc.* (Biotechnology)	1,309	18,025
Avid Technology, Inc.* (Technology Hardware, Storage & Peripherals)	597	15,875
Axcelis Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	1,003	79,598
Axos Financial, Inc.* (Thrifts & Mortgage Finance)	880	33,633
B Riley Financial, Inc. (Capital Markets)	240	8,208
Badger Meter, Inc. (Electronic Equipment, Instruments & Components)	893	97,364
Balchem Corp. (Chemicals)	981	119,791
BancFirst Corp. (Banks)	532	46,912
Banner Corp. (Banks)	1,044	65,981
Bed Bath & Beyond, Inc.*(a) (Specialty Retail)	912	2,289
Berkshire Hills Bancorp, Inc. (Banks)	798	23,860
BioLife Solutions, Inc.* (Health Care Equipment & Supplies)	1,044	19,001
Bloomin' Brands, Inc. (Hotels, Restaurants & Leisure)	1,555	31,287
Blucora, Inc.* (Capital Markets)	1,461	37,299
Boise Cascade Co. (Trading Companies & Distributors)	1,204	82,679
Boot Barn Holdings, Inc.* (Specialty Retail)	555	34,699
Brady Corp.—Class A (Commercial Services & Supplies)	920	43,332
Brightsphere Investment Group, Inc. (Capital Markets)	513	10,558
California Water Service Group (Water Utilities)	1,038	62,944
Callon Petroleum Co.* (Oil, Gas & Consumable Fuels)	781	28,967
Cal-Maine Foods, Inc. (Food Products)	1,158	63,053
Cara Therapeutics, Inc.* (Biotechnology)	1,378	14,800
CareTrust REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	1,836	34,113
Cars.com, Inc.* (Interactive Media & Services)	1,890	26,025
Catalyst Pharmaceuticals, Inc.* (Biotechnology)	2,923	54,368
Cavco Industries, Inc.* (Household Durables)	253	57,241
Central Garden & Pet Co.* (Household Products)	143	5,355
Central Garden & Pet Co.*—Class A (Household Products)	607	21,731
CEVA, Inc.* (Semiconductors & Semiconductor Equipment)	432	11,051
Chesapeake Utilities Corp. (Gas Utilities)	363	42,899
Chuy's Holdings, Inc.* (Hotels, Restaurants & Leisure)	297	8,405
City Holding Co. (Banks)	452	42,077
Civitas Resources, Inc. (Oil, Gas & Consumable Fuels)	1,585	91,819
Clearfield, Inc.* (Communications Equipment)	349	32,855
Cogent Communications Holdings, Inc. (Diversified Telecommunication Services)	770	43,952
Coherus Biosciences, Inc.* (Biotechnology)	1,004	7,952

See accompanying notes to financial statements.

276  :: ProFund VP Small-Cap Growth :: Financial Statements

Common Stocks, continued

	Shares	Value
Cohu, Inc.* (Semiconductors & Semiconductor Equipment)	959	$30,736
Collegium Pharmaceutical, Inc.* (Pharmaceuticals)	1,024	23,757
Columbia Banking System, Inc. (Banks)	1,248	37,602
Comfort Systems USA, Inc. (Construction & Engineering)	1,091	125,551
Community Bank System, Inc. (Banks)	935	58,858
Community Healthcare Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	431	15,430
Computer Programs and Systems, Inc.* (Health Care Technology)	231	6,288
CONMED Corp. (Health Care Equipment & Supplies)	455	40,331
Consensus Cloud Solutions, Inc.* (Software)	366	19,676
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)	1,001	65,065
Corcept Therapeutics, Inc.* (Pharmaceuticals)	2,925	59,407
Core Laboratories N.V. (Energy Equipment & Services)	679	13,763
Corsair Gaming, Inc.* (Technology Hardware, Storage & Peripherals)	657	8,915
CorVel Corp.* (Health Care Providers & Services)	181	26,305
Cross Country Healthcare, Inc.* (Health Care Providers & Services)	1,081	28,722
CSG Systems International, Inc. (IT Services)	926	52,968
CTS Corp. (Electronic Equipment, Instruments & Components)	974	38,395
Customers Bancorp, Inc.* (Banks)	466	13,206
Cutera, Inc.* (Health Care Equipment & Supplies)	386	17,069
CVB Financial Corp. (Banks)	4,012	103,309
Cytokinetics, Inc.* (Biotechnology)	2,889	132,373
Dave & Buster's Entertainment, Inc.* (Hotels, Restaurants & Leisure)	718	25,446
Digi International, Inc.* (Communications Equipment)	1,077	39,364
Digital Turbine, Inc.* (Software)	1,761	26,838
Dime Community Bancshares, Inc. (Banks)	989	31,480
Dine Brands Global, Inc. (Hotels, Restaurants & Leisure)	287	18,540
Diodes, Inc.* (Semiconductors & Semiconductor Equipment)	1,388	105,681
Donnelley Financial Solutions, Inc.* (Capital Markets)	382	14,764
Dorian LPG, Ltd. (Oil, Gas & Consumable Fuels)	973	18,438
Dorman Products, Inc. (Auto Components)	864	69,872
Dril-Quip, Inc.* (Energy Equipment & Services)	549	14,916
Dynavax Technologies Corp.* (Biotechnology)	3,622	38,538
Eagle Pharmaceuticals, Inc.* (Biotechnology)	213	6,226
Edgewell Personal Care Co. (Personal Products)	759	29,252
elf Beauty, Inc.* (Personal Products)	1,536	84,941
Embecta Corp. (Health Care Equipment & Supplies)	830	20,991
Employers Holdings, Inc. (Insurance)	424	18,287
Enanta Pharmaceuticals, Inc.* (Biotechnology)	232	10,793
Encore Wire Corp. (Electrical Equipment)	561	77,171
Enerpac Tool Group Corp. (Machinery)	1,145	29,140
EnPro Industries, Inc. (Machinery)	635	69,018
ePlus, Inc.* (Electronic Equipment, Instruments & Components)	394	17,446
ESCO Technologies, Inc. (Machinery)	537	47,009
Ethan Allen Interiors, Inc. (Household Durables)	696	18,388
EVERTEC, Inc. (IT Services)	1,293	41,867
Exponent, Inc. (Professional Services)	1,067	105,729
Extreme Networks, Inc.* (Communications Equipment)	4,009	73,405
Fabrinet* (Electronic Equipment, Instruments & Components)	1,117	143,221
FB Financial Corp. (Banks)	537	19,407
Federal Signal Corp. (Machinery)	1,851	86,016
First Bancorp (Banks)	5,635	71,677
First Bancorp (Banks)	654	28,017
First Commonwealth Financial Corp. (Banks)	1,568	21,905
First Financial Bancorp (Banks)	1,593	38,598
First Hawaiian, Inc. (Banks)	2,027	52,783
Forward Air Corp. (Air Freight & Logistics)	811	85,066
Four Corners Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	1,716	44,496
Franklin Electric Co., Inc. (Machinery)	1,188	94,743
Frontdoor, Inc.* (Diversified Consumer Services)	1,293	26,894
Fulgent Genetics, Inc.* (Health Care Providers & Services)	271	8,070
FutureFuel Corp. (Chemicals)	449	3,650
Gentherm, Inc.* (Auto Components)	618	40,349
Getty Realty Corp. (Equity Real Estate Investment Trusts (REITs))	831	28,129
Glaukos Corp.* (Health Care Equipment & Supplies)	976	42,632
Gogo, Inc.* (Wireless Telecommunication Services)	1,288	19,011
Golden Entertainment, Inc.* (Hotels, Restaurants & Leisure)	408	15,259
Green Brick Partners, Inc.* (Household Durables)	829	20,087
Griffon Corp. (Building Products)	1,445	51,717
H.B. Fuller Co. (Chemicals)	1,042	74,628
Hanmi Financial Corp. (Banks)	931	23,042
Harmonic, Inc.* (Communications Equipment)	3,218	42,156
Harmony Biosciences Holdings, Inc.* (Pharmaceuticals)	906	49,921
Haverty Furniture Cos., Inc. (Specialty Retail)	206	6,159
Hawkins, Inc. (Chemicals)	578	22,311
Haynes International, Inc. (Metals & Mining)	254	11,605
HealthStream, Inc.* (Health Care Technology)	472	11,724
Heartland Express, Inc. (Road & Rail)	925	14,190
Helmerich & Payne, Inc. (Energy Equipment & Services)	1,864	92,398
Heritage Financial Corp. (Banks)	1,072	32,846
Hibbett, Inc. (Specialty Retail)	208	14,190
Hillenbrand, Inc. (Machinery)	2,119	90,418
Hostess Brands, Inc.* (Food Products)	4,087	91,712
Hub Group, Inc.*—Class A (Air Freight & Logistics)	449	35,691
Independent Bank Corp. (Banks)	725	61,212
Innospec, Inc. (Chemicals)	756	77,762
Innovative Industrial Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	854	86,553
Innoviva, Inc.* (Pharmaceuticals)	1,917	25,400
Installed Building Products, Inc. (Household Durables)	472	40,403
Insteel Industries, Inc. (Building Products)	274	7,540

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Growth :: 277

Common Stocks, continued

	Shares	Value
Inter Parfums, Inc. (Personal Products)	545	$52,603
InterDigital, Inc. (Communications Equipment)	906	44,829
Invesco Mortgage Capital, Inc. (Mortgage Real Estate Investment Trusts (REITs))	485	6,174
Ironwood Pharmaceuticals, Inc.* (Biotechnology)	2,566	31,793
iTeos Therapeutics, Inc.* (Biotechnology)	750	14,648
J & J Snack Foods Corp. (Food Products)	456	68,268
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)	643	43,872
John B Sanfilippo & Son, Inc. (Food Products)	166	13,499
Kaiser Aluminum Corp. (Metals & Mining)	487	36,993
Korn Ferry (Professional Services)	782	39,585
Kulicke & Soffa Industries, Inc. (Semiconductors & Semiconductor Equipment)	1,772	78,429
Lakeland Financial Corp. (Banks)	774	56,479
Laredo Petroleum, Inc.* (Oil, Gas & Consumable Fuels)	514	26,430
LCI Industries (Auto Components)	387	35,778
LeMaitre Vascular, Inc. (Health Care Equipment & Supplies)	407	18,730
Leslie's, Inc.* (Specialty Retail)	2,942	35,922
Ligand Pharmaceuticals, Inc.* (Biotechnology)	264	17,635
Lindsay Corp. (Machinery)	335	54,555
Liquidity Services, Inc.* (Internet & Direct Marketing Retail)	454	6,383
Livent Corp.* (Chemicals)	5,476	108,808
LivePerson, Inc.* (Software)	1,112	11,276
LiveRamp Holdings, Inc.* (IT Services)	1,116	26,159
LTC Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	803	28,531
Marcus & Millichap, Inc. (Real Estate Management & Development)	757	26,079
Marten Transport, Ltd. (Road & Rail)	1,758	34,773
Materion Corp. (Metals & Mining)	358	31,329
Matson, Inc. (Marine)	1,153	72,074
MaxLinear, Inc.*—Class A (Semiconductors & Semiconductor Equipment)	2,207	74,928
Medifast, Inc. (Personal Products)	334	38,527
Mercer International, Inc. (Paper & Forest Products)	530	6,169
Meridian Bioscience, Inc.* (Health Care Equipment & Supplies)	1,336	44,369
Merit Medical Systems, Inc.* (Health Care Equipment & Supplies)	1,738	122,737
Mesa Laboratories, Inc. (Health Care Equipment & Supplies)	96	15,956
Methode Electronics, Inc. (Electronic Equipment, Instruments & Components)	581	25,779
MGP Ingredients, Inc. (Beverages)	470	49,998
Middlesex Water Co. (Water Utilities)	344	27,062
Mister Car Wash, Inc.* (Diversified Consumer Services)	1,233	11,381
Monarch Casino & Resort, Inc.* (Hotels, Restaurants & Leisure)	405	31,140
Moog, Inc.—Class A (Aerospace & Defense)	539	47,303
Mr. Cooper Group, Inc.* (Thrifts & Mortgage Finance)	2,154	86,439
Mueller Industries, Inc. (Machinery)	1,736	102,425
Myers Industries, Inc. (Containers & Packaging)	1,114	24,764
MYR Group, Inc.* (Construction & Engineering)	253	23,294
Nabors Industries, Ltd.* (Energy Equipment & Services)	186	28,806
National Bank Holdings Corp. (Banks)	759	31,931
National Beverage Corp.* (Beverages)	484	22,521
National Vision Holdings, Inc.* (Specialty Retail)	1,397	54,148
NBT Bancorp, Inc. (Banks)	1,308	56,793
Nektar Therapeutics* (Pharmaceuticals)	2,753	6,222
NetScout Systems, Inc.* (Communications Equipment)	2,096	68,141
Nexpoint Residential Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	368	16,015
NextGen Healthcare, Inc.* (Health Care Technology)	1,672	31,400
NMI Holdings, Inc.*—Class A (Thrifts & Mortgage Finance)	1,301	27,191
Northfield Bancorp, Inc. (Thrifts & Mortgage Finance)	693	10,901
Northwest Bancshares, Inc. (Thrifts & Mortgage Finance)	2,016	28,184
Northwest Natural Holding Co. (Gas Utilities)	686	32,647
NV5 Global, Inc.*(a) (Construction & Engineering)	381	50,414
Oceaneering International, Inc.* (Energy Equipment & Services)	2,203	38,530
OFG Bancorp (Banks)	1,452	40,017
O-I Glass, Inc.* (Containers & Packaging)	2,179	36,106
OneSpan, Inc.* (Software)	527	5,897
Onto Innovation, Inc.* (Semiconductors & Semiconductor Equipment)	1,511	102,884
OptimizeRx Corp.* (Health Care Technology)	304	5,107
OSI Systems, Inc.* (Electronic Equipment, Instruments & Components)	244	19,403
Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)	319	29,724
Pacira BioSciences, Inc.* (Pharmaceuticals)	1,400	54,054
Palomar Holdings, Inc.* (Insurance)	770	34,773
Park Aerospace Corp. (Aerospace & Defense)	314	4,211
Park National Corp. (Banks)	442	62,212
Pathward Financial, Inc. (Thrifts & Mortgage Finance)	633	27,251
Patterson-UTI Energy, Inc. (Energy Equipment & Services)	4,501	75,797
Payoneer Global, Inc.* (IT Services)	2,620	14,331
PDF Solutions, Inc.* (Semiconductors & Semiconductor Equipment)	902	25,725
Perdoceo Education Corp.* (Diversified Consumer Services)	1,292	17,959
Perficient, Inc.* (IT Services)	603	42,107
PGT Innovations, Inc.* (Building Products)	1,831	32,885
Photronics, Inc.* (Semiconductors & Semiconductor Equipment)	1,883	31,691
Piper Sandler Cos. (Capital Markets)	431	56,112
Plexus Corp.* (Electronic Equipment, Instruments & Components)	846	87,079
Preferred Bank (Banks)	403	30,072
Prestige Consumer Healthcare, Inc.* (Pharmaceuticals)	1,059	66,292
Progress Software Corp. (Software)	1,312	66,190
Quaker Chemical Corp. (Chemicals)	416	69,430

See accompanying notes to financial statements.

278  :: ProFund VP Small-Cap Growth :: Financial Statements

Common Stocks, continued

	Shares	Value
Quanex Building Products Corp. (Building Products)	577	$13,663
QuinStreet, Inc.* (Interactive Media & Services)	800	11,480
Rambus, Inc.* (Semiconductors & Semiconductor Equipment)	3,281	117,524
Ranger Oil Corp. (Oil, Gas & Consumable Fuels)	584	23,611
REGENXBIO, Inc.* (Biotechnology)	1,150	26,082
REX American Resources Corp.* (Oil, Gas & Consumable Fuels)	473	15,070
RPC, Inc. (Energy Equipment & Services)	2,539	22,572
Ruth's Hospitality Group, Inc. (Hotels, Restaurants & Leisure)	481	7,446
S&T Bancorp, Inc. (Banks)	822	28,096
Sabre Corp.* (IT Services)	3,809	23,540
Safety Insurance Group, Inc. (Insurance)	256	21,571
Sanmina Corp.* (Electronic Equipment, Instruments & Components)	806	46,176
Saul Centers, Inc. (Equity Real Estate Investment Trusts (REITs))	225	9,153
Seacoast Banking Corp. of Florida (Banks)	1,173	36,586
ServisFirst Bancshares, Inc. (Banks)	1,492	102,814
Shake Shack, Inc.*—Class A (Hotels, Restaurants & Leisure)	604	25,084
Shutterstock, Inc. (Internet & Direct Marketing Retail)	352	18,558
Simulations Plus, Inc. (Health Care Technology)	328	11,995
Six Flags Entertainment Corp.* (Hotels, Restaurants & Leisure)	972	22,599
SJW Group (Water Utilities)	814	66,090
SM Energy Co. (Oil, Gas & Consumable Fuels)	3,749	130,579
South Jersey Industries, Inc. (Gas Utilities)	3,738	132,811
Southside Bancshares, Inc. (Banks)	539	19,399
SPS Commerce, Inc.* (Software)	1,100	141,272
SPX Technologies, Inc.* (Machinery)	855	56,131
Standex International Corp. (Machinery)	249	25,500
Stellar Bancorp, Inc. (Banks)	1,356	39,948
Stepan Co. (Chemicals)	419	44,607
StoneX Group, Inc.* (Capital Markets)	525	50,033
Strategic Education, Inc. (Diversified Consumer Services)	386	30,232
Stride, Inc.* (Diversified Consumer Services)	1,248	39,037
Sturm Ruger & Co., Inc. (Leisure Products)	329	16,654
Sun Country Airlines Holdings, Inc.* (Airlines)	994	15,765
Supernus Pharmaceuticals, Inc.* (Pharmaceuticals)	1,650	58,856
Surmodics, Inc.* (Health Care Equipment & Supplies)	227	7,745
Sylvamo Corp. (Paper & Forest Products)	576	27,988
Talos Energy, Inc.* (Oil, Gas & Consumable Fuels)	1,076	20,315
Tanger Factory Outlet Centers, Inc. (Equity Real Estate Investment Trusts (REITs))	1,752	31,431
TechTarget, Inc.* (Media)	824	36,305
The Andersons, Inc. (Food & Staples Retailing)	418	14,626
The Bancorp, Inc.* (Banks)	1,708	48,473
The Buckle, Inc. (Specialty Retail)	623	28,253
The Chefs' Warehouse, Inc.* (Food & Staples Retailing)	645	21,465
The Ensign Group, Inc. (Health Care Providers & Services)	1,694	160,269
The Joint Corp.* (Health Care Providers & Services)	270	3,775
The Simply Good Foods Co.* (Food Products)	2,569	97,699
The St Joe Co. (Real Estate Management & Development)	1,033	39,925
TimkenSteel Corp.* (Metals & Mining)	520	9,448
Titan International, Inc.* (Machinery)	1,554	23,807
Tompkins Financial Corp. (Banks)	246	19,085
Tootsie Roll Industries, Inc. (Food Products)	541	23,030
TreeHouse Foods, Inc.* (Food Products)	725	35,801
Trinity Industries, Inc. (Machinery)	1,466	43,350
Triumph Financial, Inc.* (Banks)	429	20,965
Trupanion, Inc.* (Insurance)	1,074	51,047
TrustCo Bank Corp. (Thrifts & Mortgage Finance)	384	14,435
Trustmark Corp. (Banks)	1,284	44,824
TTEC Holdings, Inc. (IT Services)	289	12,754
U.S. Physical Therapy, Inc. (Health Care Providers & Services)	243	19,690
U.S. Silica Holdings, Inc.* (Energy Equipment & Services)	1,341	16,763
UFP Industries, Inc. (Building Products)	1,881	149,069
Ultra Clean Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	764	25,327
UniFirst Corp. (Commercial Services & Supplies)	272	52,493
uniQure N.V.* (Biotechnology)	1,258	28,519
United Community Banks, Inc. (Banks)	2,107	71,217
Uniti Group, Inc. (Equity Real Estate Investment Trusts (REITs))	3,259	18,022
Unitil Corp. (Multi-Utilities)	490	25,166
Universal Health Realty Income Trust (Equity Real Estate Investment Trusts (REITs))	252	12,028
Urban Edge Properties (Equity Real Estate Investment Trusts (REITs))	1,828	25,757
Urstadt Biddle Properties, Inc.—Class A (Equity Real Estate Investment Trusts (REITs))	520	9,854
Vector Group, Ltd. (Tobacco)	1,767	20,957
Veeco Instruments, Inc.* (Semiconductors & Semiconductor Equipment)	1,570	29,171
Veradigm, Inc.* (Health Care Technology)	3,335	58,830
Vericel Corp.* (Biotechnology)	822	21,651
Veris Residential, Inc.* (Equity Real Estate Investment Trusts (REITs))	1,355	21,585
Veritex Holdings, Inc. (Banks)	807	22,661
Viavi Solutions, Inc.* (Communications Equipment)	3,594	37,773
Vir Biotechnology, Inc.* (Biotechnology)	2,317	58,643
Virtus Investment Partners, Inc. (Capital Markets)	105	20,101
Vista Outdoor, Inc.* (Leisure Products)	778	18,960
Wabash National Corp. (Machinery)	849	19,187
Warrior Met Coal, Inc. (Metals & Mining)	883	30,587
WD-40 Co. (Household Products)	270	43,527
Westamerica Bancorp (Banks)	822	48,506
Winnebago Industries, Inc. (Automobiles)	429	22,608
WisdomTree, Inc. (Capital Markets)	1,904	10,377
Xencor, Inc.* (Biotechnology)	1,830	47,653
XPEL, Inc.* (Auto Components)	598	35,916
Yelp, Inc.* (Interactive Media & Services)	1,234	33,738
Zynex, Inc.(a) (Health Care Equipment & Supplies)	663	9,222
TOTAL COMMON STOCKS (Cost $10,446,180)		13,890,319

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Growth :: 279

Collateral for Securities Loaned(b) (0.5%)

	Shares	Value
Invesco Government & Agency Portfolio—Institutional Shares, 4.23%(c)	73,457	$73,457
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $73,457)		73,457
TOTAL INVESTMENT SECURITIES (Cost $10,519,637)—100.9%		13,963,776
Net other assets (liabilities)—(0.9)%		(119,359)
NET ASSETS—100.0%		$13,844,417

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $71,383.
(b)	Securities were purchased with cash collateral held from securities on loan at December 31, 2022.
(c)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2022.

ProFund VP Small-Cap Growth invested in the following industries as of December 31, 2022:

	Value	% of Net Assets
Aerospace & Defense	$246,126	1.8%
Air Freight & Logistics	156,440	1.1%
Airlines	15,765	0.1%
Auto Components	181,915	1.3%
Automobiles	22,608	0.2%
Banks	1,610,078	11.7%
Beverages	72,519	0.5%
Biotechnology	562,601	4.1%
Building Products	368,747	2.7%
Capital Markets	207,452	1.5%
Chemicals	539,419	4.0%
Commercial Services & Supplies	95,825	0.7%
Communications Equipment	366,501	2.6%
Construction & Engineering	252,241	1.8%
Containers & Packaging	60,870	0.4%
Diversified Consumer Services	174,706	1.3%
Diversified Telecommunication Services	58,768	0.4%
Electrical Equipment	77,171	0.6%
Electronic Equipment, Instruments & Components	577,566	4.2%
Energy Equipment & Services	303,545	2.2%
Equity Real Estate Investment Trusts (REITs)	528,967	3.8%
Food & Staples Retailing	36,091	0.3%
Food Products	393,062	2.8%
Gas Utilities	208,357	1.5%
Health Care Equipment & Supplies	365,650	2.6%
Health Care Providers & Services	484,317	3.5%
Health Care Technology	125,344	0.9%
Hotels, Restaurants & Leisure	229,078	1.6%
Household Durables	136,119	1.0%
Household Products	70,613	0.5%
Insurance	251,469	1.8%
Interactive Media & Services	71,243	0.5%
Internet & Direct Marketing Retail	24,941	0.2%
IT Services	213,726	1.5%
Leisure Products	95,772	0.7%
Machinery	867,429	6.3%
Marine	72,074	0.5%
Media	36,305	0.3%
Metals & Mining	193,208	1.4%
Mortgage Real Estate Investment Trusts (REITs)	28,885	0.2%
Multi-Utilities	25,166	0.2%
Oil, Gas & Consumable Fuels	420,294	3.0%
Paper & Forest Products	34,157	0.2%
Personal Products	205,323	1.5%
Pharmaceuticals	383,965	2.8%
Professional Services	145,314	1.0%
Real Estate Management & Development	66,004	0.5%
Road & Rail	48,963	0.4%
Semiconductors & Semiconductor Equipment	732,087	5.4%
Software	433,656	3.1%
Specialty Retail	230,152	1.6%
Technology Hardware, Storage & Peripherals	24,790	0.2%
Textiles, Apparel & Luxury Goods	29,724	0.2%
Thrifts & Mortgage Finance	228,034	1.6%
Tobacco	20,957	0.2%
Trading Companies & Distributors	231,016	1.7%
Water Utilities	228,193	1.6%
Wireless Telecommunication Services	19,011	0.1%
Other**	(45,902)	(0.4)%
Total	$13,844,417	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

280  :: ProFund VP Small-Cap Growth :: Financial Statements

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$10,519,637
Securities, at value(a)	13,963,776
Total Investment Securities, at value	13,963,776
Cash	2,970
Dividends receivable	14,658
Prepaid expenses	1,296
TOTAL ASSETS	13,982,700

LIABILITIES:
Payable for collateral for securities loaned	73,457
Payable for capital shares redeemed	25,302
Advisory fees payable	10,494
Management services fees payable	1,399
Administration fees payable	1,344
Administrative services fees payable	4,145
Distribution fees payable	5,362
Transfer agency fees payable	2,336
Fund accounting fees payable	859
Compliance services fees payable	105
Other accrued expenses	13,480
TOTAL LIABILITIES	138,283
NET ASSETS	$13,844,417

NET ASSETS CONSIST OF:
Capital	$10,813,239
Total distributable earnings (loss)	3,031,178
NET ASSETS	$13,844,417
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	516,268
Net Asset Value (offering and redemption price per share)	$26.82

(a) Includes securities on loan valued at:	$71,383

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends	$196,638
Interest	775
Foreign tax withholding	(5)
Net income from securities lending	25
TOTAL INVESTMENT INCOME	197,433

EXPENSES:
Advisory fees	127,951
Management services fees	17,060
Administration fees	16,157
Transfer agency fees	13,984
Administrative services fees	41,759
Distribution fees	42,650
Custody fees	4,182
Fund accounting fees	10,219
Trustee fees	283
Compliance services fees	105
Other fees	17,271
Total Gross Expenses before reductions	291,621
Expenses reduced and reimbursed by the Advisor	(5,140)
TOTAL NET EXPENSES	286,481
NET INVESTMENT INCOME (LOSS)	(89,048)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	620,718
Change in net unrealized appreciation/depreciation on investment securities	(5,814,159)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(5,193,441)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,282,489)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Growth :: 281

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(89,048)	$(212,838)
Net realized gains (losses) on investments	620,718	3,179,664
Change in net unrealized appreciation/depreciation on investments	(5,814,159)	1,532,721
Change in net assets resulting from operations	(5,282,489)	4,499,547

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(2,541,552)	(1,751,943)
Change in net assets resulting from distributions	(2,541,552)	(1,751,943)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	7,397,785	23,826,116
Distributions reinvested	2,541,552	1,751,943
Value of shares redeemed	(13,485,472)	(25,640,769)
Change in net assets resulting from capital transactions	(3,546,135)	(62,710)
Change in net assets	(11,370,176)	2,684,894

NET ASSETS:
Beginning of period	25,214,593	22,529,699
End of period	$13,844,417	$25,214,593

SHARE TRANSACTIONS:
Issued	247,276	594,889
Reinvested	90,447	48,104
Redeemed	(436,566)	(644,056)
Change in shares	(98,843)	(1,063)

See accompanying notes to financial statements.

282 :: ProFund VP Small-Cap Growth :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$40.99	$36.56	$35.85	$34.55	$39.34

Investment Activities:
Net investment income (loss)(a)	(0.16)	(0.33)	(0.22)	(0.19)	(0.32)
Net realized and unrealized gains (losses) on investments	(8.79)	7.53	5.52	6.37	(1.42)
Total income (loss) from investment activities	(8.95)	7.20	5.30	6.18	(1.74)

Distributions to Shareholders From:
Net realized gains on investments	(5.22)	(2.77)	(4.59)	(4.88)	(3.05)

Net Asset Value, End of Period	$26.82	$40.99	$36.56	$35.85	$34.55

Total Return(b)	(22.41)%	20.64%	17.39%	19.12%	(5.75)%

Ratios to Average Net Assets:
Gross expenses(b)	1.71%	1.68%	1.74%	1.73%	1.69%
Net expenses(b)	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)(b)	(0.52)%	(0.82)%	(0.69)%	(0.51)%	(0.78)%

Supplemental Data:
Net assets, end of period (000's)	$13,844	$25,215	$22,530	$18,070	$19,185
Portfolio turnover rate(c)	73%	112%	148%	108%	155%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Small-Cap Value :: 283

ProFund VP Small-Cap Value (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index (the "Index"). For the year ended December 31, 2022, the Fund had a total return of -12.41%. For the same period, the Index had a return of -11.04%1 and a volatility of 23.99%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of small-cap U.S. equity "value" performance. It is an unmanaged, float-adjusted, market capitalization-weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600® that have been identified as being on the value end of the growth-value spectrum. Securities are selected for inclusion in the Index by an S&P committee through a process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap Value from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Small-Cap Value	-12.41%	3.65%	8.49%
S&P SmallCap 600® Value Index	-11.04%	5.38%	10.33%

Expense Ratios**

Fund	Gross	Net
ProFund VP Small-Cap Value	1.69%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Meritage Homes Corp.	0.8%
Essential Properties Realty Trust, Inc.	0.8%
Avista Corp.	0.8%
Signet Jewelers, Ltd.	0.8%
Insight Enterprises, Inc.	0.7%

S&P SmallCap 600® Value Index – Composition

% of Index
Financials	19%
Consumer Discretionary	18%
Industrials	16%
Real Estate	12%
Information Technology	9%
Health Care	8%
Materials	5%
Consumer Staples	5%
Energy	4%
Communication Services	2%
Utilities	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

284  :: ProFund VP Small-Cap Value :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2022

Common Stocks (100.0%)

	Shares	Value
3D Systems Corp.* (Technology Hardware, Storage & Peripherals)	5,778	$42,757
8x8, Inc.* (Software)	2,658	11,483
AAR Corp.* (Aerospace & Defense)	1,468	65,913
Aaron's Co., Inc. (The) (Specialty Retail)	1,355	16,192
Abercrombie & Fitch Co.* (Specialty Retail)	2,178	49,898
ABM Industries, Inc. (Commercial Services & Supplies)	2,914	129,440
Academy Sports & Outdoors, Inc. (Leisure Products)	1,860	97,725
Acadia Realty Trust (Equity Real Estate Investment Trusts (REITs))	4,183	60,026
Adeia, Inc. (Software)	4,631	43,901
ADTRAN Holdings, Inc. (Communications Equipment)	965	18,132
AdvanSix, Inc. (Chemicals)	1,213	46,118
Agiliti, Inc.* (Health Care Providers & Services)	808	13,178
Agree Realty Corp. (Equity Real Estate Investment Trusts (REITs))	1,210	85,825
Alamo Group, Inc. (Machinery)	122	17,275
Alexander & Baldwin, Inc. (Equity Real Estate Investment Trusts (REITs))	3,195	59,842
Allegiant Travel Co.* (Airlines)	689	46,845
Ambac Financial Group, Inc.* (Insurance)	1,981	34,549
AMC Networks, Inc.*—Class A (Media)	1,236	19,368
American Assets Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	2,292	60,738
American Axle & Manufacturing Holdings, Inc.* (Auto Components)	5,046	39,460
American Eagle Outfitters, Inc. (Specialty Retail)	7,674	107,129
American Equity Investment Life Holding Co. (Insurance)	1,467	66,925
American States Water Co. (Water Utilities)	505	46,738
American Woodmark Corp.* (Building Products)	732	35,766
America's Car-Mart, Inc.* (Specialty Retail)	255	18,426
Ameris Bancorp (Banks)	1,120	52,797
AMERISAFE, Inc. (Insurance)	379	19,697
AngioDynamics, Inc.* (Health Care Equipment & Supplies)	1,723	23,726
ANI Pharmaceuticals, Inc.* (Pharmaceuticals)	258	10,379
Anika Therapeutics, Inc.* (Health Care Equipment & Supplies)	308	9,117
Apogee Enterprises, Inc. (Building Products)	421	18,718
Apollo Commercial Real Estate Finance, Inc. (Mortgage Real Estate Investment Trusts (REITs))	5,698	61,309
Apollo Medical Holdings, Inc.* (Health Care Providers & Services)	1,749	51,753
ArcBest Corp. (Road & Rail)	1,076	75,363
Archrock, Inc. (Energy Equipment & Services)	5,894	52,928
Arconic Corp.* (Metals & Mining)	4,471	94,606
Arcosa, Inc. (Construction & Engineering)	723	39,288
Arlo Technologies, Inc.* (Electronic Equipment, Instruments & Components)	1,950	6,845
Armada Hoffler Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	1,044	12,006
Artivion, Inc.* (Health Care Equipment & Supplies)	1,776	21,525
Asbury Automotive Group, Inc.* (Specialty Retail)	536	96,078
Assured Guaranty, Ltd. (Insurance)	1,293	80,502
Astec Industries, Inc. (Machinery)	1,000	40,660
ATI, Inc.* (Metals & Mining)	2,170	64,796
Atlas Air Worldwide Holdings, Inc.* (Air Freight & Logistics)	624	62,899
Avanos Medical, Inc.* (Health Care Equipment & Supplies)	2,048	55,419
Avid Bioservices, Inc.* (Biotechnology)	849	11,691
Avid Technology, Inc.* (Technology Hardware, Storage & Peripherals)	600	15,954
Avista Corp. (Multi-Utilities)	3,250	144,106
Axos Financial, Inc.* (Thrifts & Mortgage Finance)	1,083	41,392
AZZ, Inc. (Electrical Equipment)	1,094	43,979
B Riley Financial, Inc. (Capital Markets)	359	12,278
B&G Foods, Inc.(a) (Food Products)	3,157	35,201
Banc of California, Inc. (Banks)	2,464	39,252
BankUnited, Inc. (Banks)	3,403	115,599
Barnes Group, Inc. (Machinery)	2,227	90,974
Bed Bath & Beyond, Inc.*(a) (Specialty Retail)	2,063	5,178
Benchmark Electronics, Inc. (Electronic Equipment, Instruments & Components)	1,550	41,370
Berkshire Hills Bancorp, Inc. (Banks)	833	24,907
Big Lots, Inc. (Multiline Retail)	1,275	18,743
BJ's Restaurants, Inc.* (Hotels, Restaurants & Leisure)	1,030	27,171
Bloomin' Brands, Inc. (Hotels, Restaurants & Leisure)	1,624	32,675
Boot Barn Holdings, Inc.* (Specialty Retail)	513	32,073
Brady Corp.—Class A (Commercial Services & Supplies)	715	33,677
Brandywine Realty Trust (Equity Real Estate Investment Trusts (REITs))	7,558	46,482
Bread Financial Holdings, Inc. (IT Services)	2,197	82,739
Brightsphere Investment Group, Inc. (Capital Markets)	683	14,056
Brinker International, Inc.* (Hotels, Restaurants & Leisure)	1,940	61,905
Bristow Group, Inc.* (Energy Equipment & Services)	1,036	28,107
Brookline Bancorp, Inc. (Banks)	3,385	47,898
Calavo Growers, Inc. (Food Products)	782	22,991
Caleres, Inc. (Specialty Retail)	1,607	35,804
California Water Service Group (Water Utilities)	917	55,606
Callon Petroleum Co.* (Oil, Gas & Consumable Fuels)	1,126	41,763
Capitol Federal Financial, Inc. (Thrifts & Mortgage Finance)	5,688	49,201

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Value :: 285

Common Stocks, continued

	Shares	Value
Cardiovascular Systems, Inc.* (Health Care Equipment & Supplies)	1,846	$25,143
CareTrust REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	1,624	30,174
Carpenter Technology Corp. (Metals & Mining)	2,133	78,793
Centerspace (Equity Real Estate Investment Trusts (REITs))	664	38,957
Central Garden & Pet Co.* (Household Products)	223	8,351
Central Garden & Pet Co.*—Class A (Household Products)	949	33,974
Central Pacific Financial Corp. (Banks)	1,199	24,316
Century Aluminum Co.* (Metals & Mining)	2,252	18,421
Century Communities, Inc. (Household Durables)	1,245	62,262
Cerence, Inc.* (Software)	1,735	32,150
CEVA, Inc.* (Semiconductors & Semiconductor Equipment)	398	10,181
Chatham Lodging Trust (Equity Real Estate Investment Trusts (REITs))	2,149	26,368
Chesapeake Utilities Corp. (Gas Utilities)	258	30,490
Chico's FAS, Inc.* (Specialty Retail)	5,511	27,114
Chuy's Holdings, Inc.* (Hotels, Restaurants & Leisure)	364	10,301
Cinemark Holdings, Inc.* (Entertainment)	4,721	40,884
CIRCOR International, Inc.* (Machinery)	898	21,516
Clearwater Paper Corp.* (Paper & Forest Products)	737	27,866
Cogent Communications Holdings, Inc. (Diversified Telecommunication Services)	772	44,066
Coherus Biosciences, Inc.* (Biotechnology)	1,395	11,048
Cohu, Inc.* (Semiconductors & Semiconductor Equipment)	713	22,852
Columbia Banking System, Inc. (Banks)	1,662	50,076
Community Bank System, Inc. (Banks)	1,017	64,020
Community Health Systems, Inc. (Health Care Providers & Services)	5,520	23,846
Community Healthcare Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	415	14,857
Compass Minerals International, Inc. (Metals & Mining)	1,498	61,418
Computer Programs and Systems, Inc.* (Health Care Technology)	294	8,003
Comtech Telecommunications Corp. (Communications Equipment)	1,219	14,799
CONMED Corp. (Health Care Equipment & Supplies)	685	60,718
Consensus Cloud Solutions, Inc.* (Software)	248	13,332
Consolidated Communications Holdings, Inc.* (Diversified Telecommunication Services)	3,255	11,653
Core Laboratories N.V. (Energy Equipment & Services)	1,063	21,547
CoreCivic, Inc.* (Equity Real Estate Investment Trusts (REITs))	5,064	58,540
Corsair Gaming, Inc.* (Technology Hardware, Storage & Peripherals)	745	10,110
CorVel Corp.* (Health Care Providers & Services)	141	20,492
Cushman & Wakefield PLC* (Real Estate Management & Development)	7,159	89,201
Customers Bancorp, Inc.* (Banks)	673	19,073
Cutera, Inc.* (Health Care Equipment & Supplies)	228	10,082
Dave & Buster's Entertainment, Inc.* (Hotels, Restaurants & Leisure)	813	28,813
Deluxe Corp. (Commercial Services & Supplies)	1,899	32,245
Designer Brands, Inc. (Specialty Retail)	2,239	21,897
DiamondRock Hospitality Co. (Equity Real Estate Investment Trusts (REITs))	9,222	75,528
Digital Turbine, Inc.* (Software)	1,429	21,778
Dine Brands Global, Inc. (Hotels, Restaurants & Leisure)	276	17,830
DMC Global, Inc.* (Energy Equipment & Services)	817	15,882
Donnelley Financial Solutions, Inc.* (Capital Markets)	551	21,296
Douglas Elliman, Inc. (Real Estate Management & Development)	2,972	12,096
Dril-Quip, Inc.* (Energy Equipment & Services)	702	19,073
DXP Enterprises, Inc.* (Trading Companies & Distributors)	695	19,147
Eagle Bancorp, Inc. (Banks)	1,405	61,918
Eagle Pharmaceuticals, Inc.* (Biotechnology)	151	4,414
Easterly Government Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	3,998	57,051
Ebix, Inc. (Software)	1,033	20,619
Edgewell Personal Care Co. (Personal Products)	1,187	45,747
El Pollo Loco Holdings, Inc. (Hotels, Restaurants & Leisure)	865	8,615
Ellington Financial, Inc. (Mortgage Real Estate Investment Trusts (REITs))	2,529	31,284
Elme Communities (Equity Real Estate Investment Trusts (REITs))	3,854	68,601
Embecta Corp. (Health Care Equipment & Supplies)	1,350	34,142
Emergent BioSolutions, Inc.* (Biotechnology)	1,955	23,089
Employers Holdings, Inc. (Insurance)	586	25,274
Enanta Pharmaceuticals, Inc.* (Biotechnology)	523	24,330
Encore Capital Group, Inc.* (Consumer Finance)	1,030	49,378
Enerpac Tool Group Corp. (Machinery)	852	21,683
Enhabit, Inc.* (Health Care Providers & Services)	2,185	28,755
Enova International, Inc.* (Consumer Finance)	1,386	53,181
ePlus, Inc.* (Electronic Equipment, Instruments & Components)	617	27,321
ESCO Technologies, Inc. (Machinery)	364	31,865
Essential Properties Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	6,270	147,156
EVERTEC, Inc. (IT Services)	1,005	32,542
Exponent, Inc. (Professional Services)	692	68,569
EZCORP, Inc.*—Class A (Consumer Finance)	2,365	19,275

See accompanying notes to financial statements.

286  :: ProFund VP Small-Cap Value :: Financial Statements

Common Stocks, continued

	Shares	Value
FARO Technologies, Inc.* (Electronic Equipment, Instruments & Components)	827	$24,322
FB Financial Corp. (Banks)	775	28,009
First Bancorp (Banks)	629	26,946
First Commonwealth Financial Corp. (Banks)	1,850	25,845
First Financial Bancorp (Banks)	1,880	45,552
First Hawaiian, Inc. (Banks)	2,699	70,282
FormFactor, Inc.* (Semiconductors & Semiconductor Equipment)	3,381	75,160
Forrester Research, Inc.* (Professional Services)	495	17,701
Four Corners Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	1,219	31,609
Franklin BSP Realty Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	3,633	46,866
Franklin Street Properties Corp. (Equity Real Estate Investment Trusts (REITs))	4,035	11,016
Fresh Del Monte Produce, Inc. (Food Products)	1,349	35,330
Frontdoor, Inc.* (Diversified Consumer Services)	1,723	35,838
Fulgent Genetics, Inc.* (Health Care Providers & Services)	477	14,205
FutureFuel Corp. (Chemicals)	490	3,984
Gannett Co., Inc.* (Media)	6,438	13,069
Genesco, Inc.* (Specialty Retail)	547	25,173
Gentherm, Inc.* (Auto Components)	571	37,281
Genworth Financial, Inc.* (Insurance)	21,863	115,654
Getty Realty Corp. (Equity Real Estate Investment Trusts (REITs))	675	22,849
Gibraltar Industries, Inc.* (Building Products)	1,364	62,580
G-III Apparel Group, Ltd.* (Textiles, Apparel & Luxury Goods)	1,879	25,761
Glaukos Corp.* (Health Care Equipment & Supplies)	694	30,314
Global Net Lease, Inc. (Equity Real Estate Investment Trusts (REITs))	4,572	57,470
GMS, Inc.* (Trading Companies & Distributors)	1,867	92,976
Gogo, Inc.* (Wireless Telecommunication Services)	1,001	14,775
Golden Entertainment, Inc.* (Hotels, Restaurants & Leisure)	377	14,100
Granite Construction, Inc. (Construction & Engineering)	1,926	67,544
Granite Point Mortgage Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	2,307	12,366
Green Dot Corp.*—Class A (Consumer Finance)	2,065	32,668
Green Plains, Inc.* (Oil, Gas & Consumable Fuels)	2,613	79,697
Group 1 Automotive, Inc. (Specialty Retail)	642	115,798
Guess?, Inc. (Specialty Retail)	1,343	27,787
H.B. Fuller Co. (Chemicals)	845	60,519
Harsco Corp.* (Machinery)	3,501	22,021
Haverty Furniture Cos., Inc. (Specialty Retail)	286	8,551
Hawaiian Holdings, Inc.* (Airlines)	2,264	23,229
Haynes International, Inc. (Metals & Mining)	181	8,270
HCI Group, Inc.(a) (Insurance)	304	12,035
Healthcare Services Group, Inc. (Commercial Services & Supplies)	3,264	39,168
HealthStream, Inc.* (Health Care Technology)	383	9,513
Heartland Express, Inc. (Road & Rail)	718	11,014
Heidrick & Struggles International, Inc. (Professional Services)	876	24,502
Helix Energy Solutions Group, Inc.* (Energy Equipment & Services)	6,287	46,398
Helmerich & Payne, Inc. (Energy Equipment & Services)	1,948	96,563
Hersha Hospitality Trust (Equity Real Estate Investment Trusts (REITs))	1,450	12,354
Heska Corp.* (Health Care Equipment & Supplies)	448	27,848
Hibbett, Inc. (Specialty Retail)	265	18,078
Hilltop Holdings, Inc. (Banks)	2,020	60,620
HNI Corp. (Commercial Services & Supplies)	1,823	51,828
HomeStreet, Inc. (Thrifts & Mortgage Finance)	784	21,623
Hope Bancorp, Inc. (Banks)	5,263	67,419
Horace Mann Educators Corp. (Insurance)	1,801	67,303
Hub Group, Inc.*—Class A (Air Freight & Logistics)	792	62,956
Hudson Pacific Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	5,644	54,916
Ichor Holdings, Ltd.* (Semiconductors & Semiconductor Equipment)	1,269	34,035
Independent Bank Corp. (Banks)	965	81,475
Independent Bank Group, Inc. (Banks)	1,561	93,785
Industrial Logistics Properties Trust (Equity Real Estate Investment Trusts (REITs))	2,891	9,454
Inogen, Inc.* (Health Care Equipment & Supplies)	1,009	19,887
Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	1,336	133,960
Installed Building Products, Inc. (Household Durables)	351	30,046
Insteel Industries, Inc. (Building Products)	464	12,769
Integer Holdings Corp.* (Health Care Equipment & Supplies)	1,459	99,882
Interface, Inc. (Commercial Services & Supplies)	2,563	25,297
Invesco Mortgage Capital, Inc. (Mortgage Real Estate Investment Trusts (REITs))	856	10,897
iRobot Corp.* (Household Durables)	1,199	57,708
Ironwood Pharmaceuticals, Inc.* (Biotechnology)	2,176	26,961
iStar, Inc. (Equity Real Estate Investment Trusts (REITs))	3,818	29,131
Itron, Inc.* (Electronic Equipment, Instruments & Components)	1,990	100,794
James River Group Holdings, Ltd. (Insurance)	1,650	34,502
John B Sanfilippo & Son, Inc. (Food Products)	153	12,442
John Bean Technologies Corp. (Machinery)	1,404	128,228
Kaman Corp.—Class A (Trading Companies & Distributors)	1,234	27,518
KAR Auction Services, Inc.* (Commercial Services & Supplies)	4,800	62,640
Kelly Services, Inc.—Class A (Professional Services)	1,523	25,739

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Value :: 287

Common Stocks, continued

	Shares	Value
KKR Real Estate Finance Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	2,527	$35,277
Knowles Corp.* (Electronic Equipment, Instruments & Components)	4,006	65,779
Kontoor Brands, Inc. (Textiles, Apparel & Luxury Goods)	2,174	86,938
Koppers Holdings, Inc. (Chemicals)	920	25,944
Korn Ferry (Professional Services)	1,222	61,858
La-Z-Boy, Inc. (Household Durables)	1,897	43,290
LCI Industries (Auto Components)	560	51,772
LeMaitre Vascular, Inc. (Health Care Equipment & Supplies)	264	12,149
LendingTree, Inc.* (Thrifts & Mortgage Finance)	478	10,196
Leslie's, Inc.* (Specialty Retail)	2,286	27,912
LGI Homes, Inc.* (Household Durables)	903	83,618
Ligand Pharmaceuticals, Inc.* (Biotechnology)	326	21,777
Liquidity Services, Inc.* (Internet & Direct Marketing Retail)	536	7,536
LivePerson, Inc.* (Software)	1,481	15,017
LiveRamp Holdings, Inc.* (IT Services)	1,317	30,870
LTC Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	624	22,171
LXP Industrial Trust (Equity Real Estate Investment Trusts (REITs))	12,143	121,673
M.D.C Holdings, Inc. (Household Durables)	2,511	79,348
M/I Homes, Inc.* (Household Durables)	1,208	55,785
MarineMax, Inc.* (Specialty Retail)	949	29,628
Masterbrand, Inc.* (Building Products)	5,696	43,005
Materion Corp. (Metals & Mining)	389	34,041
Mativ Holdings, Inc. (Paper & Forest Products)	2,422	50,620
Matthews International Corp.—Class A (Commercial Services & Supplies)	1,348	41,033
Mercer International, Inc. (Paper & Forest Products)	1,013	11,791
Mercury General Corp. (Insurance)	1,171	40,048
Meritage Homes Corp.* (Household Durables)	1,611	148,533
Mesa Laboratories, Inc. (Health Care Equipment & Supplies)	84	13,962
Methode Electronics, Inc. (Electronic Equipment, Instruments & Components)	773	34,298
Middlesex Water Co. (Water Utilities)	280	22,028
MillerKnoll, Inc. (Commercial Services & Supplies)	3,327	69,900
Minerals Technologies, Inc. (Chemicals)	1,430	86,830
Mister Car Wash, Inc.* (Diversified Consumer Services)	1,710	15,783
ModivCare, Inc.* (Health Care Providers & Services)	560	50,249
Monro, Inc. (Specialty Retail)	1,385	62,602
Moog, Inc.—Class A (Aerospace & Defense)	497	43,617
Motorcar Parts of America, Inc.* (Auto Components)	857	10,164
Movado Group, Inc. (Textiles, Apparel & Luxury Goods)	701	22,607
MYR Group, Inc.* (Construction & Engineering)	365	33,606
Myriad Genetics, Inc.* (Biotechnology)	3,569	51,786
Nabors Industries, Ltd.* (Energy Equipment & Services)	126	19,514
National Bank Holdings Corp. (Banks)	565	23,770
National Beverage Corp.* (Beverages)	330	15,355
National Presto Industries, Inc. (Aerospace & Defense)	224	15,335
National Vision Holdings, Inc.* (Specialty Retail)	1,460	56,590
Nektar Therapeutics* (Pharmaceuticals)	4,306	9,732
NeoGenomics, Inc.* (Life Sciences Tools & Services)	5,568	51,448
NETGEAR, Inc.* (Communications Equipment)	1,273	23,054
New York Mortgage Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	16,345	41,843
Nexpoint Residential Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	471	20,498
NMI Holdings, Inc.*—Class A (Thrifts & Mortgage Finance)	1,804	37,704
Northfield Bancorp, Inc. (Thrifts & Mortgage Finance)	852	13,402
Northwest Bancshares, Inc. (Thrifts & Mortgage Finance)	2,685	37,536
Northwest Natural Holding Co. (Gas Utilities)	556	26,460
NOW, Inc.* (Trading Companies & Distributors)	4,865	61,786
Nu Skin Enterprises, Inc.—Class A (Personal Products)	2,177	91,783
NuVasive, Inc.* (Health Care Equipment & Supplies)	2,296	94,687
Oceaneering International, Inc.* (Energy Equipment & Services)	1,236	21,618
Office Properties Income Trust (Equity Real Estate Investment Trusts (REITs))	2,138	28,542
O-I Glass, Inc.* (Containers & Packaging)	3,689	61,127
Oil States International, Inc.* (Energy Equipment & Services)	2,816	21,007
Olympic Steel, Inc. (Metals & Mining)	422	14,171
OneSpan, Inc.* (Software)	793	8,874
OptimizeRx Corp.* (Health Care Technology)	317	5,326
OraSure Technologies, Inc.* (Health Care Equipment & Supplies)	3,200	15,424
Organogenesis Holdings, Inc.* (Biotechnology)	3,115	8,379
Orion Office REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	2,495	21,307
Orthofix Medical, Inc.* (Health Care Equipment & Supplies)	881	18,087
OSI Systems, Inc.* (Electronic Equipment, Instruments & Components)	339	26,957
Outfront Media, Inc. (Equity Real Estate Investment Trusts (REITs))	6,435	106,692
Owens & Minor, Inc.* (Health Care Providers & Services)	3,358	65,582
Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)	197	18,356
Pacific Premier Bancorp, Inc. (Banks)	4,185	132,078
Par Pacific Holdings, Inc.* (Oil, Gas & Consumable Fuels)	2,443	56,800
Park Aerospace Corp. (Aerospace & Defense)	403	5,404

See accompanying notes to financial statements.

288  :: ProFund VP Small-Cap Value :: Financial Statements

Common Stocks, continued

	Shares	Value
Pathward Financial, Inc. (Thrifts & Mortgage Finance)	355	$15,283
Patrick Industries, Inc. (Auto Components)	948	57,448
Patterson-UTI Energy, Inc. (Energy Equipment & Services)	3,055	51,446
Payoneer Global, Inc.* (IT Services)	5,013	27,421
PC Connection, Inc. (Electronic Equipment, Instruments & Components)	497	23,309
Pediatrix Medical Group, Inc.* (Health Care Providers & Services)	3,607	53,600
PennyMac Mortgage Investment Trust (Mortgage Real Estate Investment Trusts (REITs))	3,917	48,532
Perdoceo Education Corp.* (Diversified Consumer Services)	1,094	15,207
Perficient, Inc.* (IT Services)	655	45,739
PetMed Express, Inc. (Internet & Direct Marketing Retail)	928	16,426
Phibro Animal Health Corp.—Class A (Pharmaceuticals)	897	12,029
Pitney Bowes, Inc. (Commercial Services & Supplies)	7,129	27,090
Powell Industries, Inc. (Electrical Equipment)	399	14,037
PRA Group, Inc.* (Consumer Finance)	1,718	58,034
Prestige Consumer Healthcare, Inc.* (Pharmaceuticals)	654	40,940
PriceSmart, Inc. (Food & Staples Retailing)	1,102	66,980
ProAssurance Corp. (Insurance)	2,377	41,526
PROG Holdings, Inc.* (Consumer Finance)	2,204	37,226
ProPetro Holding Corp.* (Energy Equipment & Services)	4,238	43,948
Proto Labs, Inc.* (Machinery)	1,193	30,457
Provident Financial Services, Inc. (Thrifts & Mortgage Finance)	3,315	70,808
Quanex Building Products Corp. (Building Products)	627	14,847
QuinStreet, Inc.* (Interactive Media & Services)	1,067	15,311
RadNet, Inc.* (Health Care Providers & Services)	2,147	40,428
Rayonier Advanced Materials, Inc.* (Chemicals)	2,818	27,053
RE/MAX Holdings, Inc. (Real Estate Management & Development)	804	14,987
Ready Capital Corp. (Mortgage Real Estate Investment Trusts (REITs))	4,331	48,247
Realogy Holdings Corp.* (Real Estate Management & Development)	4,823	30,819
Redwood Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	4,993	33,753
Renasant Corp. (Banks)	2,464	92,622
Rent-A-Center, Inc. (Specialty Retail)	2,207	49,768
Resideo Technologies, Inc.* (Building Products)	6,423	105,658
Resources Connection, Inc. (Professional Services)	1,412	25,953
Retail Opportunity Investments Corp. (Equity Real Estate Investment Trusts (REITs))	5,485	82,440
Rogers Corp.* (Electronic Equipment, Instruments & Components)	828	98,814
RPT Realty (Equity Real Estate Investment Trusts (REITs))	3,755	37,700
Ruth's Hospitality Group, Inc. (Hotels, Restaurants & Leisure)	640	9,907
S&T Bancorp, Inc. (Banks)	532	18,184
Sabre Corp.* (IT Services)	8,968	55,422
Safehold, Inc. (Equity Real Estate Investment Trusts (REITs))	1,069	30,595
Safety Insurance Group, Inc. (Insurance)	279	23,509
Sally Beauty Holdings, Inc.* (Specialty Retail)	4,712	58,994
Sanmina Corp.* (Electronic Equipment, Instruments & Components)	1,364	78,144
Saul Centers, Inc. (Equity Real Estate Investment Trusts (REITs))	244	9,926
ScanSource, Inc.* (Electronic Equipment, Instruments & Components)	1,111	32,463
Scholastic Corp. (Media)	1,309	51,653
Seacoast Banking Corp. of Florida (Banks)	1,441	44,945
Select Medical Holdings Corp. (Health Care Providers & Services)	4,591	113,994
Semtech Corp.* (Semiconductors & Semiconductor Equipment)	2,798	80,274
Seneca Foods Corp.*—Class A (Food Products)	234	14,262
Service Properties Trust (Equity Real Estate Investment Trusts (REITs))	7,288	53,130
Shake Shack, Inc.*—Class A (Hotels, Restaurants & Leisure)	773	32,103
Shenandoah Telecommunications Co. (Wireless Telecommunication Services)	2,206	35,031
Shoe Carnival, Inc. (Specialty Retail)	753	18,004
Shutterstock, Inc. (Internet & Direct Marketing Retail)	549	28,943
Signet Jewelers, Ltd. (Specialty Retail)	2,037	138,516
Simmons First National Corp.—Class A (Banks)	5,592	120,674
Simulations Plus, Inc. (Health Care Technology)	234	8,557
SiriusPoint, Ltd.* (Insurance)	3,743	22,084
SITE Centers Corp. (Equity Real Estate Investment Trusts (REITs))	8,143	111,233
Six Flags Entertainment Corp.* (Hotels, Restaurants & Leisure)	1,857	43,175
SkyWest, Inc.* (Airlines)	2,230	36,817
Sleep Number Corp.* (Specialty Retail)	969	25,175
SMART Global Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	2,142	31,873
Sonic Automotive, Inc.—Class A (Specialty Retail)	735	36,213
Sonos, Inc.* (Household Durables)	5,604	94,708
Southside Bancshares, Inc. (Banks)	564	20,298
SpartanNash Co. (Food & Staples Retailing)	1,556	47,053
SPX Technologies, Inc.* (Machinery)	755	49,566
Standard Motor Products, Inc. (Auto Components)	827	28,780
Standex International Corp. (Machinery)	169	17,307
Stepan Co. (Chemicals)	326	34,706
Steven Madden, Ltd. (Textiles, Apparel & Luxury Goods)	3,224	103,040

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Value :: 289

Common Stocks, continued

	Shares	Value
Stewart Information Services Corp. (Insurance)	1,194	$51,020
Strategic Education, Inc. (Diversified Consumer Services)	421	32,973
Sturm Ruger & Co., Inc. (Leisure Products)	303	15,338
Summit Hotel Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	4,710	34,006
SunCoke Energy, Inc. (Metals & Mining)	3,674	31,707
Sunstone Hotel Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	9,263	89,481
Surmodics, Inc.* (Health Care Equipment & Supplies)	290	9,895
Sylvamo Corp. (Paper & Forest Products)	626	30,417
Talos Energy, Inc.* (Oil, Gas & Consumable Fuels)	1,321	24,940
Tanger Factory Outlet Centers, Inc. (Equity Real Estate Investment Trusts (REITs))	2,068	37,100
Telephone and Data Systems, Inc. (Wireless Telecommunication Services)	4,397	46,124
Tennant Co. (Machinery)	819	50,426
The Andersons, Inc. (Food & Staples Retailing)	768	26,872
The Buckle, Inc. (Specialty Retail)	404	18,321
The Cheesecake Factory, Inc. (Hotels, Restaurants & Leisure)	2,106	66,782
The Chefs' Warehouse, Inc.* (Food & Staples Retailing)	571	19,003
The Children's Place, Inc.* (Specialty Retail)	574	20,905
The E.W. Scripps Co.*—Class A (Media)	2,554	33,687
The GEO Group, Inc.* (Equity Real Estate Investment Trusts (REITs))	5,469	59,886
The Greenbrier Cos., Inc. (Machinery)	1,444	48,417
The Hain Celestial Group, Inc.* (Food Products)	3,935	63,668
The Joint Corp.* (Health Care Providers & Services)	250	3,495
The Marcus Corp. (Entertainment)	1,076	15,484
The ODP Corp.* (Specialty Retail)	1,776	80,879
The Pennant Group, Inc.* (Health Care Providers & Services)	1,243	13,648
Thryv Holdings, Inc.* (Media)	1,351	25,669
TimkenSteel Corp.* (Metals & Mining)	994	18,061
Tompkins Financial Corp. (Banks)	199	15,438
Tredegar Corp. (Chemicals)	1,110	11,344
TreeHouse Foods, Inc.* (Food Products)	1,179	58,219
Tri Pointe Homes, Inc.* (Household Durables)	4,445	82,633
Trinity Industries, Inc. (Machinery)	1,470	43,468
Trinseo PLC (Chemicals)	1,541	34,996
Triumph Financial, Inc.* (Banks)	395	19,304
Triumph Group, Inc.* (Aerospace & Defense)	2,863	30,119
TrueBlue, Inc.* (Professional Services)	1,441	28,215
TrustCo Bank Corp. (Thrifts & Mortgage Finance)	286	10,751
Trustmark Corp. (Banks)	832	29,045
TTEC Holdings, Inc. (IT Services)	417	18,402
TTM Technologies, Inc.* (Electronic Equipment, Instruments & Components)	4,504	67,920
Two Harbors Investment Corp. (Mortgage Real Estate Investment Trusts (REITs))	3,807	60,036
U.S. Physical Therapy, Inc. (Health Care Providers & Services)	223	18,070
U.S. Silica Holdings, Inc.* (Energy Equipment & Services)	1,398	17,475
Ultra Clean Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	903	29,934
UniFirst Corp. (Commercial Services & Supplies)	272	52,493
Unisys Corp.* (IT Services)	2,988	15,269
United Community Banks, Inc. (Banks)	1,637	55,331
United Fire Group, Inc. (Insurance)	955	26,129
United Natural Foods, Inc.* (Food & Staples Retailing)	2,568	99,408
Uniti Group, Inc. (Equity Real Estate Investment Trusts (REITs))	5,747	31,781
Universal Corp. (Tobacco)	1,082	57,140
Universal Electronics, Inc.* (Household Durables)	530	11,029
Universal Health Realty Income Trust (Equity Real Estate Investment Trusts (REITs))	195	9,307
Universal Insurance Holdings, Inc. (Insurance)	1,210	12,814
Urban Edge Properties (Equity Real Estate Investment Trusts (REITs))	2,535	35,718
Urban Outfitters, Inc.* (Specialty Retail)	2,638	62,916
Urstadt Biddle Properties, Inc.—Class A (Equity Real Estate Investment Trusts (REITs))	566	10,726
USANA Health Sciences, Inc.* (Personal Products)	491	26,121
Vanda Pharmaceuticals, Inc.* (Biotechnology)	2,485	18,364
Varex Imaging Corp.* (Health Care Equipment & Supplies)	1,757	35,667
Vector Group, Ltd. (Tobacco)	3,245	38,486
Vericel Corp.* (Biotechnology)	895	23,574
Veris Residential, Inc.* (Equity Real Estate Investment Trusts (REITs))	1,536	24,468
Veritex Holdings, Inc. (Banks)	1,212	34,033
Veritiv Corp. (Trading Companies & Distributors)	594	72,296
Viad Corp.* (Commercial Services & Supplies)	909	22,171
Viavi Solutions, Inc.* (Communications Equipment)	4,785	50,290
Virtus Investment Partners, Inc. (Capital Markets)	146	27,950
Vista Outdoor, Inc.* (Leisure Products)	1,371	33,411
Wabash National Corp. (Machinery)	887	20,046
Walker & Dunlop, Inc. (Thrifts & Mortgage Finance)	1,352	106,105
Warrior Met Coal, Inc. (Metals & Mining)	1,001	34,675
WD-40 Co. (Household Products)	209	33,693
Whitestone REIT (Equity Real Estate Investment Trusts (REITs))	2,045	19,714
Winnebago Industries, Inc. (Automobiles)	726	38,260
WisdomTree, Inc. (Capital Markets)	2,160	11,772
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	3,468	37,905

See accompanying notes to financial statements.

290  :: ProFund VP Small-Cap Value :: Financial Statements

Common Stocks, continued

	Shares	Value
World Acceptance Corp.* (Consumer Finance)	145	$9,561
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	2,727	74,529
WSFS Financial Corp. (Thrifts & Mortgage Finance)	2,713	123,007
WW International, Inc.* (Diversified Consumer Services)	2,362	9,117
Xenia Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts (REITs))	5,014	66,085
Xperi, Inc.* (Software)	1,838	15,825
Yelp, Inc.* (Interactive Media & Services)	1,289	35,242
Zimvie, Inc.* (Health Care Equipment & Supplies)	920	8,593
Zumiez, Inc.* (Specialty Retail)	686	14,914
TOTAL COMMON STOCKS (Cost $16,349,597)		18,404,546

Repurchase Agreements(b) (0.2%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $42,019	$42,000	$42,000
TOTAL REPURCHASE AGREEMENTS (Cost $42,000)		42,000

Collateral for Securities Loaned(c) (0.3%)

	Shares	Value
Invesco Government & Agency Portfolio—Institutional Shares, 4.23%(d)	52,123	$52,123
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $52,123)		52,123
TOTAL INVESTMENT SECURITIES (Cost $16,443,720)—100.5%		18,498,669
Net other assets (liabilities)—(0.5)%		(95,106)
NET ASSETS—100.0%		$18,403,563

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $50,325.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(c)	Securities were purchased with cash collateral held from securities on loan at December 31, 2022.
(d)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2022.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Value :: 291

ProFund VP Small-Cap Value invested in the following industries as of December 31, 2022:

	Value	% of Net Assets
Aerospace & Defense	$160,388	0.9%
Air Freight & Logistics	125,855	0.7%
Airlines	106,891	0.6%
Auto Components	224,905	1.2%
Automobiles	38,260	0.2%
Banks	1,605,511	8.6%
Beverages	15,355	0.1%
Biotechnology	225,413	1.2%
Building Products	293,343	1.6%
Capital Markets	87,352	0.5%
Chemicals	331,494	1.8%
Commercial Services & Supplies	586,982	3.2%
Communications Equipment	106,275	0.6%
Construction & Engineering	140,438	0.8%
Consumer Finance	259,323	1.4%
Containers & Packaging	61,127	0.3%
Diversified Consumer Services	108,918	0.6%
Diversified Telecommunication Services	55,719	0.3%
Electrical Equipment	58,016	0.3%
Electronic Equipment, Instruments & Components	762,296	4.1%
Energy Equipment & Services	455,506	2.5%
Entertainment	56,368	0.3%
Equity Real Estate Investment Trusts (REITs)	2,135,129	11.6%
Food & Staples Retailing	259,316	1.4%
Food Products	242,113	1.3%
Gas Utilities	56,950	0.3%
Health Care Equipment & Supplies	626,267	3.4%
Health Care Providers & Services	511,295	2.8%
Health Care Technology	31,399	0.2%
Hotels, Restaurants & Leisure	353,377	1.9%
Household Durables	748,960	4.1%
Household Products	76,018	0.4%
Insurance	673,571	3.7%
Interactive Media & Services	50,553	0.3%
Internet & Direct Marketing Retail	52,905	0.3%
IT Services	308,404	1.7%
Leisure Products	146,474	0.8%
Life Sciences Tools & Services	51,448	0.3%
Machinery	633,909	3.3%
Media	143,446	0.8%
Metals & Mining	458,959	2.5%
Mortgage Real Estate Investment Trusts (REITs)	430,410	2.3%
Multiline Retail	18,743	0.1%
Multi-Utilities	144,106	0.8%
Oil, Gas & Consumable Fuels	277,729	1.5%
Paper & Forest Products	120,694	0.7%
Personal Products	163,651	0.9%
Pharmaceuticals	73,080	0.4%
Professional Services	252,537	1.4%
Real Estate Management & Development	147,103	0.8%
Road & Rail	86,377	0.5%
Semiconductors & Semiconductor Equipment	284,309	1.5%
Software	182,979	1.0%
Specialty Retail	1,306,513	7.1%
Technology Hardware, Storage & Peripherals	68,821	0.4%
Textiles, Apparel & Luxury Goods	294,607	1.6%
Thrifts & Mortgage Finance	537,008	2.9%
Tobacco	95,626	0.5%
Trading Companies & Distributors	273,723	1.5%
Water Utilities	124,372	0.7%
Wireless Telecommunication Services	95,930	0.5%
Other**	(983)	NM
Total	$18,403,563	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

292  :: ProFund VP Small-Cap Value :: Financial Statements

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$16,443,720
Securities, at value(a)	18,456,669
Repurchase agreements, at value	42,000
Total Investment Securities, at value	18,498,669
Cash	238
Dividends and interest receivable	31,719
Receivable for capital shares issued	188,318
Prepaid expenses	1,796
TOTAL ASSETS	18,720,740

LIABILITIES:
Payable for collateral for securities loaned	52,123
Payable for capital shares redeemed	7,515
Payable for investments purchased	200,910
Advisory fees payable	12,542
Management services fees payable	1,672
Administration fees payable	1,773
Administrative services fees payable	8,343
Distribution fees payable	8,555
Transfer agency fees payable	3,146
Fund accounting fees payable	1,137
Compliance services fees payable	142
Other accrued expenses	19,319
TOTAL LIABILITIES	317,177
NET ASSETS	$18,403,563

NET ASSETS CONSIST OF:
Capital	$19,066,266
Total distributable earnings (loss)	(662,703)
NET ASSETS	$18,403,563
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	462,110
Net Asset Value (offering and redemption price per share)	$39.83

(a) Includes securities on loan valued at:	$50,325

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends	$389,371
Interest	808
Foreign tax withholding	(8)
Net income from securities lending	1,326
TOTAL INVESTMENT INCOME	391,497

EXPENSES:
Advisory fees	170,568
Management services fees	22,742
Administration fees	21,565
Transfer agency fees	18,786
Administrative services fees	56,651
Distribution fees	56,856
Custody fees	5,802
Fund accounting fees	13,763
Trustee fees	381
Compliance services fees	146
Other fees	21,872
Total Gross Expenses before reductions	389,132
Expenses reduced and reimbursed by the Advisor	(7,059)
TOTAL NET EXPENSES	382,073
NET INVESTMENT INCOME (LOSS)	9,424

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	605,728
Change in net unrealized appreciation/depreciation on investment securities	(4,158,224)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(3,552,496)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,543,072)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Value :: 293

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$9,424	$(3,917)
Net realized gains (losses) on investments	605,728	4,951,267
Change in net unrealized appreciation/depreciation on investments	(4,158,224)	1,542,762
Change in net assets resulting from operations	(3,543,072)	6,490,112

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(3,824,325)	(29,211)
Change in net assets resulting from distributions	(3,824,325)	(29,211)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	21,185,484	44,566,319
Distributions reinvested	3,824,325	29,211
Value of shares redeemed	(26,358,964)	(45,725,453)
Change in net assets resulting from capital transactions	(1,349,155)	(1,129,923)
Change in net assets	(8,716,552)	5,330,978

NET ASSETS:
Beginning of period	27,120,115	21,789,137
End of period	$18,403,563	$27,120,115

SHARE TRANSACTIONS:
Issued	447,625	862,205
Reinvested	90,817	558
Redeemed	(574,024)	(878,670)
Change in shares	(35,582)	(15,907)

See accompanying notes to financial statements.

294 :: ProFund VP Small-Cap Value :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$54.49	$42.42	$48.67	$39.71	$50.27

Investment Activities:
Net investment income (loss)(a)	0.02	(0.01)	0.09	0.03	(0.01)
Net realized and unrealized gains (losses) on investments	(6.33)	12.12	(0.82)	8.93	(6.21)
Total income (loss) from investment activities	(6.31)	12.11	(0.73)	8.96	(6.22)

Distributions to Shareholders From:
Net investment income	—	(0.04)	(0.01)	—	—
Net realized gains on investments	(8.35)	—	(5.51)	—	(4.34)
Total distributions	(8.35)	(0.04)	(5.52)	—	(4.34)

Net Asset Value, End of Period	$39.83	$54.49	$42.42	$48.67	$39.71

Total Return(b)	(12.41)%	28.56%	1.06%	22.56%	(14.21)%

Ratios to Average Net Assets:
Gross expenses(b)	1.71%	1.69%	1.78%	1.75%	1.75%
Net expenses(b)	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)(b)	0.04%	(0.01)%	0.23%	0.07%	(0.01)%

Supplemental Data:
Net assets, end of period (000's)	$18,404	$27,120	$21,789	$21,288	$16,346
Portfolio turnover rate(c)	102%	147%	192%	147%	141%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Technology :: 295

ProFund VP Technology (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. TechnologySM Index (the "Index"). For the year ended December 31, 2022, the Fund had a total return of -35.72%. For the same period, the Index had a total return of -34.53%1 and a volatility of 35.61%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the technology sector of the U.S. equity market. Component companies include, among others, those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services.

During the year ended December 31, 2022, the Fund invested in swap agreements in addition to investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Technology from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Technology	-35.72%	12.25%	15.15%
Dow Jones U.S. TechnologySM Index	-34.53%	14.17%	17.05%
S&P 500®	-18.11%	9.42%	12.56%

Expense Ratios**

Fund	Gross	Net
ProFund VP Technology	1.58%	1.58%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	92%
Swap Agreements	8%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	19.9%
Microsoft Corp.	18.3%
Alphabet, Inc.	10.2%
NVIDIA Corp.	3.7%
Meta Platforms, Inc.	2.8%

Dow Jones U.S. TechnologySM Index – Composition

% of Index
Software & Services	39%
Technology Hardware & Equipment	26%
Semiconductors & Semiconductor Equipment	19%
Media & Entertainment	15%
Retailing	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

296  :: ProFund VP Technology :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2022

Common Stocks (91.7%)

	Shares	Value
ACI Worldwide, Inc.* (Software)	312	$7,176
Adobe, Inc.* (Software)	1,289	433,787
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	4,471	289,587
Akamai Technologies, Inc.* (IT Services)	436	36,755
Allegro MicroSystems, Inc.* (Semiconductors & Semiconductor Equipment)	180	5,404
Alphabet, Inc.*—Class A (Interactive Media & Services)	16,562	1,461,265
Alphabet, Inc.*—Class C (Interactive Media & Services)	14,681	1,302,645
Alteryx, Inc.* (Software)	170	8,614
Amdocs, Ltd. (IT Services)	338	30,724
Amkor Technology, Inc. (Semiconductors & Semiconductor Equipment)	278	6,666
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	1,426	233,907
ANSYS, Inc.* (Software)	242	58,465
Appian Corp.* (Software)	114	3,712
Apple, Inc. (Technology Hardware, Storage & Peripherals)	41,463	5,387,287
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	2,385	232,251
AppLovin Corp.*—Class A (Software)	341	3,591
Arista Networks, Inc.* (Communications Equipment)	686	83,246
Asana, Inc.*—Class A (Software)	209	2,878
Aspen Technology, Inc.* (Software)	81	16,637
Atlassian Corp.*—Class A (Software)	411	52,887
Autodesk, Inc.* (Software)	599	111,935
Bentley Systems, Inc.—Class B (Software)	545	20,143
Bill.com Holdings, Inc.* (Software)	264	28,765
Black Knight, Inc.* (IT Services)	433	26,738
Blackbaud, Inc.* (Software)	124	7,299
Blackline, Inc.* (Software)	151	10,158
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	1,123	627,902
Bumble, Inc.*—Class A (Interactive Media & Services)	219	4,610
Cadence Design Systems, Inc.* (Software)	761	122,247
Cargurus, Inc.* (Interactive Media & Services)	260	3,643
CCC Intelligent Solutions Holdings, Inc.* (Software)	293	2,549
CDW Corp. (Electronic Equipment, Instruments & Components)	375	66,968
Ceridian HCM Holding, Inc.* (Software)	426	27,328
Chewy, Inc.*(a)—Class A (Internet & Direct Marketing Retail)	257	9,530
Ciena Corp.* (Communications Equipment)	411	20,953
Cirrus Logic, Inc.* (Semiconductors & Semiconductor Equipment)	153	11,395
Cisco Systems, Inc. (Communications Equipment)	11,385	542,382
Clear Secure, Inc.—Class A (Software)	208	5,705
Cloudflare, Inc.*—Class A (Software)	789	35,671
Cognizant Technology Solutions Corp.—Class A (IT Services)	1,425	81,496
Confluent, Inc.*—Class A (Software)	426	9,474
Coupa Software, Inc.* (Software)	211	16,705
Crowdstrike Holdings, Inc.*—Class A (Software)	596	62,753
Datadog, Inc.*—Class A (Software)	688	50,568
Dell Technologies, Inc.—Class C (Technology Hardware, Storage & Peripherals)	719	28,918
DocuSign, Inc.* (Software)	557	30,869
Dolby Laboratories, Inc.—Class A (Electronic Equipment, Instruments & Components)	171	12,062
DoorDash, Inc.*—Class A (Internet & Direct Marketing Retail)	729	35,590
Dropbox, Inc.* (Software)	748	16,740
DXC Technology Co.* (IT Services)	638	16,907
Dynatrace, Inc.* (Software)	559	21,410
eBay, Inc. (Internet & Direct Marketing Retail)	1,505	62,412
Elastic NV* (Software)	214	11,021
Enphase Energy, Inc.* (Semiconductors & Semiconductor Equipment)	377	99,890
Entegris, Inc. (Semiconductors & Semiconductor Equipment)	413	27,089
EPAM Systems, Inc.* (IT Services)	159	52,111
Etsy, Inc.* (Internet & Direct Marketing Retail)	349	41,803
F5, Inc.* (Communications Equipment)	166	23,823
Fair Isaac Corp.* (Software)	69	41,302
Five9, Inc.* (Software)	195	13,233
Fortinet, Inc.* (Software)	1,798	87,904
Garmin, Ltd. (Household Durables)	425	39,223
Gartner, Inc.* (IT Services)	219	73,615
Gen Digital, Inc. (Software)	1,607	34,438
Gitlab, Inc.*(a)—Class A (Software)	166	7,543
GLOBALFOUNDRIES, Inc.*(a) (Semiconductors & Semiconductor Equipment)	195	10,509
GoDaddy, Inc.*—Class A (IT Services)	430	32,173
Guidewire Software, Inc.* (Software)	227	14,201
HashiCorp, Inc.*—Class A (Software)	204	5,577
Hewlett Packard Enterprises Co. (Technology Hardware, Storage & Peripherals)	3,568	56,945
HP, Inc. (Technology Hardware, Storage & Peripherals)	2,455	65,966
HubSpot, Inc.* (Software)	135	39,033
IAC/InterActive Corp.* (Interactive Media & Services)	217	9,635
Informatica, Inc.*—Class A (Software)	106	1,727
Intel Corp. (Semiconductors & Semiconductor Equipment)	11,443	302,438
International Business Machines Corp. (IT Services)	2,507	353,210
Intuit, Inc. (Software)	782	304,370

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Technology :: 297

Common Stocks, continued

	Shares	Value
Juniper Networks, Inc. (Communications Equipment)	900	$28,764
KLA Corp. (Semiconductors & Semiconductor Equipment)	393	148,173
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	378	158,873
Lattice Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	380	24,654
Liberty Global PLC*—Class A (Media)	477	9,030
Liberty Global PLC*—Class C (Diversified Telecommunication Services)	709	13,775
Lumen Technologies, Inc. (Diversified Telecommunication Services)	2,639	13,776
Lumentum Holdings, Inc.* (Communications Equipment)	189	9,860
Manhattan Associates, Inc.* (Software)	173	21,002
Marvell Technology, Inc. (Semiconductors & Semiconductor Equipment)	2,364	87,563
Match Group, Inc.* (Interactive Media & Services)	774	32,113
Meta Platforms, Inc.*—Class A (Interactive Media & Services)	6,235	750,320
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	1,525	107,131
Micron Technology, Inc. (Semiconductors & Semiconductor Equipment)	3,014	150,640
Microsoft Corp. (Software)	20,669	4,956,839
MicroStrategy, Inc.* (Software)	26	3,681
MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment)	159	13,472
MongoDB, Inc.* (IT Services)	191	37,596
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	124	43,848
Motorola Solutions, Inc. (Communications Equipment)	464	119,577
nCino, Inc.* (Software)	212	5,605
NCR Corp.* (Technology Hardware, Storage & Peripherals)	381	8,919
NetApp, Inc. (Technology Hardware, Storage & Peripherals)	603	36,216
New Relic, Inc.* (Software)	161	9,088
Nutanix, Inc.*—Class A (Software)	638	16,620
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	6,904	1,008,950
NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment)	719	113,624
Okta, Inc.* (IT Services)	421	28,767
ON Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	1,199	74,782
Oracle Corp. (Software)	4,261	348,294
Palantir Technologies, Inc.*—Class A (Software)	4,885	31,362
Palo Alto Networks, Inc.* (Software)	833	116,237
Paycom Software, Inc.* (Software)	135	41,892
Paylocity Holding Corp.* (Software)	114	22,146
Pegasystems, Inc. (Software)	114	3,903
Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	159	11,403
Procore Technologies, Inc.* (Software)	191	9,011
PTC, Inc.* (Software)	293	35,172
Pure Storage, Inc.*—Class A (Technology Hardware, Storage & Peripherals)	779	20,846
Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	281	25,470
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	3,108	341,694
Qualtrics International, Inc.*—Class A (Software)	307	3,187
Rapid7, Inc.* (Software)	164	5,573
RingCentral, Inc.*—Class A (Software)	214	7,576
Roper Technologies, Inc. (Software)	294	127,034
Salesforce, Inc.* (Software)	2,773	367,672
Samsara, Inc.*—Class A (Software)	276	3,431
Seagate Technology Holdings PLC (Technology Hardware, Storage & Peripherals)	532	27,989
Semtech Corp.* (Semiconductors & Semiconductor Equipment)	176	5,049
SentinelOne, Inc.*—Class A (Software)	584	8,521
ServiceNow, Inc.* (Software)	560	217,431
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	92	12,482
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	445	40,553
Smartsheet, Inc.* (Software)	362	14,248
Snap, Inc.* (Interactive Media & Services)	2,788	24,953
Snowflake, Inc.*—Class A (IT Services)	790	113,397
SolarEdge Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	155	43,907
Splunk, Inc.* (Software)	415	35,727
Squarespace, Inc.*—Class A (IT Services)	113	2,505
Synopsys, Inc.* (Software)	424	135,379
TD SYNNEX Corp. (Electronic Equipment, Instruments & Components)	117	11,081
Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	432	37,735
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	2,516	415,693
Thoughtworks Holding, Inc.* (IT Services)	181	1,844
Twilio, Inc.* (IT Services)	484	23,697
Tyler Technologies, Inc.* (Software)	115	37,077
Ubiquiti, Inc. (Communications Equipment)	12	3,282
UiPath, Inc.*—Class A (Software)	971	12,341
Unity Software, Inc.*(a) (Software)	676	19,327
Universal Display Corp. (Semiconductors & Semiconductor Equipment)	120	12,965
Varonis Systems, Inc.* (Software)	306	7,326
Veeva Systems, Inc.*—Class A (Health Care Technology)	390	62,938
Verint Systems, Inc.* (Software)	181	6,567
VeriSign, Inc.* (IT Services)	256	52,593
Viavi Solutions, Inc.* (Communications Equipment)	628	6,600
VMware, Inc.*—Class A (Software)	577	70,833

See accompanying notes to financial statements.

298  :: ProFund VP Technology :: Financial Statements

Common Stocks, continued

	Shares	Value
Western Digital Corp.* (Technology Hardware, Storage & Peripherals)	881	$27,796
Wolfspeed, Inc.* (Semiconductors & Semiconductor Equipment)	344	23,750
Workday, Inc.*—Class A (Software)	557	93,203
Workiva, Inc.* (Software)	127	10,664
Ziff Davis, Inc.* (Interactive Media & Services)	131	10,362
Zoom Video Communications, Inc.*—Class A (Software)	612	41,457
Zscaler, Inc.* (Software)	234	26,185
TOTAL COMMON STOCKS (Cost $4,078,688)		24,790,706

Repurchase Agreements(b) (0.2%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $60,028	$60,000	$60,000
TOTAL REPURCHASE AGREEMENTS (Cost $60,000)		60,000

Collateral for Securities Loaned(c) (0.2%)

	Shares	Value
Invesco Government & Agency Portfolio—Institutional Shares, 4.23%(d)	44,054	$44,054
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $44,054)		44,054
TOTAL INVESTMENT SECURITIES (Cost $4,182,742)—92.1%		24,894,760
Net other assets (liabilities)—7.9%		2,137,540
NET ASSETS—100.0%		$27,032,300

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $40,274.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(c)	Securities were purchased with cash collateral held from securities on loan at December 31, 2022.
(d)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2022.

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Technology Index	Goldman Sachs International	1/23/23	4.93%	$2,155,763	$203

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Technology invested in the following industries as of December 31, 2022:

	Value	% of Net Assets
Communications Equipment	$838,487	3.1%
Diversified Telecommunication Services	27,551	0.1%
Electronic Equipment, Instruments & Components	90,111	0.3%
Health Care Technology	62,938	0.2%
Household Durables	39,223	0.1%
Interactive Media & Services	3,599,546	13.4%
Internet & Direct Marketing Retail	149,335	0.6%
IT Services	964,128	3.6%
Media	9,030	NM
Semiconductors & Semiconductor Equipment	4,749,449	17.6%
Software	8,600,026	31.8%
Technology Hardware, Storage & Peripherals	5,660,882	20.9%
Other**	2,241,594	8.3%
Total	$27,032,300	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Technology :: 299

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$4,182,742
Securities, at value(a)	24,834,760
Repurchase agreements, at value	60,000
Total Investment Securities, at value	24,894,760
Cash	576
Segregated cash balances for swap agreements with custodian	160,000
Dividends and interest receivable	4,220
Unrealized appreciation on swap agreements	203
Receivable for capital shares issued	151,766
Receivable for investments sold	2,010,435
Prepaid expenses	108
TOTAL ASSETS	27,222,068

LIABILITIES:
Payable for collateral for securities loaned	44,054
Payable for capital shares redeemed	64,494
Advisory fees payable	19,219
Management services fees payable	2,563
Administration fees payable	2,578
Administrative services fees payable	8,127
Distribution fees payable	14,991
Transfer agency fees payable	4,423
Fund accounting fees payable	1,504
Compliance services fees payable	212
Other accrued expenses	27,603
TOTAL LIABILITIES	189,768
NET ASSETS	$27,032,300

NET ASSETS CONSIST OF:
Capital	$3,133,442
Total distributable earnings (loss)	23,898,858
NET ASSETS	$27,032,300
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	556,119
Net Asset Value (offering and redemption price per share)	$48.61

(a) Includes securities on loan valued at:	$40,274

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends	$250,372
Interest	9,997
Foreign tax withholding	(410)
Net income from securities lending	538
TOTAL INVESTMENT INCOME	260,497

EXPENSES:
Advisory fees	266,922
Management services fees	35,589
Administration fees	33,844
Transfer agency fees	29,126
Administrative services fees	59,152
Distribution fees	88,974
Custody fees	4,152
Fund accounting fees	19,435
Trustee fees	594
Compliance services fees	212
Other fees	42,262
TOTAL NET EXPENSES	580,262
NET INVESTMENT INCOME (LOSS)	(319,765)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	5,353,661
Net realized gains (losses) on swap agreements	(237,803)
Change in net unrealized appreciation/depreciation on investment securities	(22,385,199)
Change in net unrealized appreciation/depreciation on swap agreements	12,925
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(17,256,416)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,576,181)

See accompanying notes to financial statements.

300  :: ProFund VP Technology :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(319,765)	$(452,675)
Net realized gains (losses) on investments	5,115,858	6,932,797
Change in net unrealized appreciation/depreciation on investments	(22,372,274)	8,128,076
Change in net assets resulting from operations	(17,576,181)	14,608,198

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(6,489,800)	(3,594,551)
Change in net assets resulting from distributions	(6,489,800)	(3,594,551)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	60,021,359	82,428,746
Distributions reinvested	6,489,800	3,594,551
Value of shares redeemed	(70,000,284)	(87,710,917)
Change in net assets resulting from capital transactions	(3,489,125)	(1,687,620)
Change in net assets	(27,555,106)	9,326,027

NET ASSETS:
Beginning of period	54,587,406	45,261,379
End of period	$27,032,300	$54,587,406

SHARE TRANSACTIONS:
Issued	875,393	990,708
Reinvested	115,580	51,139
Redeemed	(1,022,445)	(1,054,956)
Change in shares	(31,472)	(13,109)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Technology :: 301

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$92.90	$75.35	$56.87	$40.10	$42.06

Investment Activities:
Net investment income (loss)(a)	(0.57)	(0.76)	(0.43)	(0.20)	(0.12)
Net realized and unrealized gains (losses) on investments	(30.90)	24.96	25.75	18.09	(0.66)
Total income (loss) from investment activities	(31.47)	24.20	25.32	17.89	(0.78)

Distributions to Shareholders From:
Net realized gains on investments	(12.82)	(6.65)	(6.84)	(1.12)	(1.18)

Net Asset Value, End of Period	$48.61	$92.90	$75.35	$56.87	$40.10

Total Return(b)	(35.72)%	34.96%	44.80%	45.11%	(2.25)%

Ratios to Average Net Assets:
Gross expenses(b)	1.63%	1.58%	1.65%	1.62%	1.58%
Net expenses(b)	1.63%	1.58%	1.65%	1.62%	1.58%
Net investment income (loss)(b)	(0.90)%	(0.92)%	(0.66)%	(0.41)%	(0.27)%

Supplemental Data:
Net assets, end of period (000's)	$27,032	$54,587	$45,261	$33,951	$26,279
Portfolio turnover rate(c)	179%	163%	187%	75%	58%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

302 :: ProFund VP Telecommunications :: Management Discussion of Fund Performance

ProFund VP Telecommunications (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Select TelecommunicationsSM Index (the "Index"). For the year ended December 31, 2022, the Fund had a total return of -21.22%. For the same period, the Index had a total return of -19.91%1 and a volatility of 21.83%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the telecommunications sector of the U.S. equity market. Component companies include, among others, regional and long-distance carriers; cellular, satellite and paging service providers; producers of equipment including satellites, mobile telephones, fiber optics, switching devices, teleconferencing equipment and connectivity devices for computers.

During the year ended December 31, 2022, the Fund invested in swap agreements in addition to investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Telecommunications from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Telecommunications	-21.22%	-1.28%	2.48%
Dow Jones U.S. Select TelecommunicationsSM Index	-19.91%	1.47%	4.05%
S&P 500®	-18.11%	9.42%	12.56%

Expense Ratios**

Fund	Gross	Net
ProFund VP Telecommunications	1.69%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Swap Agreements	1%
Total Exposure	101%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Verizon Communications, Inc.	23.0%
Cisco Systems, Inc.	22.2%
Garmin, Ltd.	4.4%
Motorola Solutions, Inc.	4.3%
Arista Networks, Inc.	4.3%

Dow Jones U.S. Select TelecommunicationsSM Index – Composition

% of Index
Communications Equipment	51%
Diversified Telecommunication Services	40%
Wireless Telecommunication Services	5%
Household Durables	4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Telecommunications :: 303

Schedule of Portfolio Investments :: December 31, 2022

Common Stocks (99.7%)

	Shares	Value
ADTRAN Holdings, Inc. (Communications Equipment)	1,104	$20,744
Anterix, Inc.* (Diversified Telecommunication Services)	295	9,490
Arista Networks, Inc.* (Communications Equipment)	1,366	165,764
AT&T, Inc. (Diversified Telecommunication Services)	8,970	165,138
ATN International, Inc. (Diversified Telecommunication Services)	167	7,567
Ciena Corp.* (Communications Equipment)	2,314	117,968
Cisco Systems, Inc. (Communications Equipment)	17,967	855,946
Clearfield, Inc.* (Communications Equipment)	179	16,851
CommScope Holding Co., Inc.* (Communications Equipment)	3,253	23,910
Comtech Telecommunications Corp. (Communications Equipment)	432	5,244
Consolidated Communications Holdings, Inc.* (Diversified Telecommunication Services)	1,154	4,131
Digi International, Inc.* (Communications Equipment)	551	20,139
EchoStar Corp.*—Class A (Diversified Telecommunication Services)	553	9,224
Extreme Networks, Inc.* (Communications Equipment)	2,051	37,554
F5, Inc.* (Communications Equipment)	935	134,182
Frontier Communications Parent, Inc.* (Diversified Telecommunication Services)	3,482	88,721
Garmin, Ltd. (Household Durables)	1,835	169,352
Globalstar, Inc.* (Diversified Telecommunication Services)	10,967	14,586
Harmonic, Inc.* (Communications Equipment)	1,645	21,550
IDT Corp.*—Class B (Diversified Telecommunication Services)	317	8,930
Inseego Corp.* (Communications Equipment)	1,263	1,064
Iridium Communications, Inc.* (Diversified Telecommunication Services)	1,963	100,898
Juniper Networks, Inc. (Communications Equipment)	5,069	162,005
Liberty Global PLC*—Class A (Media)	2,683	50,790
Liberty Global PLC*—Class C (Diversified Telecommunication Services)	3,991	77,545
Liberty Latin America, Ltd.*—Class A (Media)	583	4,390
Liberty Latin America, Ltd.*—Class C (Media)	2,274	17,282
Lumen Technologies, Inc. (Diversified Telecommunication Services)	14,865	77,595
Lumentum Holdings, Inc.* (Communications Equipment)	1,065	55,561
Motorola Solutions, Inc. (Communications Equipment)	649	167,254
NETGEAR, Inc.* (Communications Equipment)	451	8,168
NetScout Systems, Inc.* (Communications Equipment)	1,072	34,851
Radius Global Infrastructure, Inc.*—Class A (Diversified Telecommunication Services)	1,190	14,066
Ribbon Communications, Inc.* (Communications Equipment)	1,391	3,881
Shenandoah Telecommunications Co. (Wireless Telecommunication Services)	782	12,418
Telephone and Data Systems, Inc. (Wireless Telecommunication Services)	1,558	16,343
T-Mobile U.S., Inc.* (Wireless Telecommunication Services)	1,164	162,961
U.S. Cellular Corp.* (Wireless Telecommunication Services)	219	4,566
Ubiquiti, Inc. (Communications Equipment)	66	18,053
Verizon Communications, Inc. (Diversified Telecommunication Services)	22,572	889,337
ViaSat, Inc.* (Communications Equipment)	1,181	37,379
Viavi Solutions, Inc.* (Communications Equipment)	3,534	37,142
TOTAL COMMON STOCKS (Cost $3,012,765)		3,850,540

Repurchase Agreements(a) (0.6%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $24,011	$24,000	$24,000
TOTAL REPURCHASE AGREEMENTS (Cost $24,000)		24,000
TOTAL INVESTMENT SECURITIES (Cost $3,036,765)—100.3%		3,874,540
Net other assets (liabilities)—(0.3)%		(10,932)
NET ASSETS—100.0%		$3,863,608

*	Non-income producing security.
(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to financial statements.

304 :: ProFund VP Telecommunications :: Financial Statements

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Select Telecommunications Index	Goldman Sachs International	1/23/23	4.93%	$19,742	$227

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Telecommunications invested in the following industries as of December 31, 2022:

	Value	% of Net Assets
Communications Equipment	$1,945,210	50.4%
Diversified Telecommunication Services	1,467,228	37.9%
Household Durables	169,352	4.4%
Media	72,462	1.9%
Wireless Telecommunication Services	196,288	5.1%
Other**	13,068	0.3%
Total	$3,863,608	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Telecommunications :: 305

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$3,036,765
Securities, at value	3,850,540
Repurchase agreements, at value	24,000
Total Investment Securities, at value	3,874,540
Cash	515
Dividends and interest receivable	670
Unrealized appreciation on swap agreements	227
Prepaid expenses	15
TOTAL ASSETS	3,875,967

LIABILITIES:
Payable for capital shares redeemed	1,299
Advisory fees payable	2,291
Management services fees payable	305
Administration fees payable	355
Administrative services fees payable	1,586
Distribution fees payable	1,634
Transfer agency fees payable	625
Fund accounting fees payable	212
Compliance services fees payable	32
Other accrued expenses	4,020
TOTAL LIABILITIES	12,359
NET ASSETS	$3,863,608

NET ASSETS CONSIST OF:
Capital	$4,603,405
Total distributable earnings (loss)	(739,797)
NET ASSETS	$3,863,608
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	132,344
Net Asset Value (offering and redemption price per share)	$29.19

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends	$144,477
Interest	1,522
Net income from securities lending	23
TOTAL INVESTMENT INCOME	146,022

EXPENSES:
Advisory fees	38,917
Management services fees	5,189
Administration fees	4,923
Transfer agency fees	4,267
Administrative services fees	13,649
Distribution fees	12,972
Custody fees	826
Fund accounting fees	2,902
Trustee fees	86
Compliance services fees	32
Other fees	5,821
Total Gross Expenses before reductions	89,584
Expenses reduced and reimbursed by the Advisor	(2,410)
TOTAL NET EXPENSES	87,174
NET INVESTMENT INCOME (LOSS)	58,848

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(8,914)
Net realized gains (losses) on swap agreements	(20,634)
Change in net unrealized appreciation/depreciation on investment securities	(1,449,578)
Change in net unrealized appreciation/depreciation on swap agreements	(145)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(1,479,271)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,420,423)

See accompanying notes to financial statements.

306 :: ProFund VP Telecommunications :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$58,848	$103,492
Net realized gains (losses) on investments	(29,548)	384,347
Change in net unrealized appreciation/depreciation on investments	(1,449,723)	643,339
Change in net assets resulting from operations	(1,420,423)	1,131,178

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(103,492)	(81,611)
Change in net assets resulting from distributions	(103,492)	(81,611)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	5,874,156	7,468,687
Distributions reinvested	103,492	81,611
Value of shares redeemed	(8,027,690)	(7,788,325)
Change in net assets resulting from capital transactions	(2,050,042)	(238,027)
Change in net assets	(3,573,957)	811,540

NET ASSETS:
Beginning of period	7,437,565	6,626,025
End of period	$3,863,608	$7,437,565

SHARE TRANSACTIONS:
Issued	181,610	210,825
Reinvested	3,343	2,336
Redeemed	(249,531)	(221,721)
Change in shares	(64,578)	(8,560)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Telecommunications :: 307

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$37.77	$32.25	$31.53	$28.42	$35.52

Investment Activities:
Net investment income (loss)(a)	0.36	0.53	0.41	0.28	0.94
Net realized and unrealized gains (losses) on investments	(8.35)	5.38	0.57	3.87	(6.22)
Total income (loss) from investment activities	(7.99)	5.91	0.98	4.15	(5.28)

Distributions to Shareholders From:
Net investment income	(0.59)	(0.39)	(0.26)	(1.04)	(1.82)

Net Asset Value, End of Period	$29.19	$37.77	$32.25	$31.53	$28.42

Total Return(b)	(21.22)%	18.41%	3.15%	14.77%	(15.10)%

Ratios to Average Net Assets:
Gross expenses(b)	1.73%	1.69%	1.77%	1.76%	1.76%
Net expenses(b)	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)(b)	1.14%	1.50%	1.36%	0.89%	2.96%

Supplemental Data:
Net assets, end of period (000's)	$3,864	$7,438	$6,626	$6,167	$5,272
Portfolio turnover rate(c)	56%	105%	107%	165%	328%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

308 :: ProFund VP UltraBull :: Management Discussion of Fund Performance

ProFund VP UltraBull (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the S&P 500® (the "Index") for a single day, not for any other period. A "single day" is measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund's stated multiple (2x) times the return of the Fund's Index for the same period. For periods longer than a single day, the Fund will lose money if the Index's performance is flat, and it is possible that the Fund will lose money even if the level of the index rises. For the year ended December 31, 2022, the Fund had a total return of -39.12%. For the same period, the Index had a total return of -18.11%1 and a volatility of 24.19%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors criteria such as liquidity, price, market capitalization, and financial viability. Reconstitution occurs both on a quarterly and an ongoing basis.

During the year ended December 31, 2022, the Fund invested in swap agreements and futures contracts in addition to investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraBull from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP UltraBull	-39.12%	9.32%	18.04%
S&P 500®	-18.11%	9.42%	12.56%

Expense Ratios**

Fund	Gross	Net
ProFund VP UltraBull	1.67%	1.67%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	75%
Futures Contracts	4%
Swap Agreements	121%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	4.5%
Microsoft Corp.	4.2%
Alphabet, Inc.	2.3%
Amazon.com, Inc.	1.7%
Berkshire Hathaway, Inc.	1.3%

S&P 500® – Composition

% of Index
Information Technology	25%
Health Care	16%
Financials	12%
Consumer Discretionary	10%
Industrials	9%
Communication Services	7%
Consumer Staples	7%
Energy	5%
Utilities	3%
Materials	3%
Real Estate	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP UltraBull :: 309

Schedule of Portfolio Investments :: December 31, 2022

Common Stocks (75.0%)

	Shares	Value
3M Co. (Industrial Conglomerates)	132	$15,829
A.O. Smith Corp. (Building Products)	30	1,717
Abbott Laboratories (Health Care Equipment & Supplies)	417	45,782
AbbVie, Inc. (Biotechnology)	423	68,361
Accenture PLC—Class A (IT Services)	151	40,293
Activision Blizzard, Inc. (Entertainment)	170	13,014
Adobe, Inc.* (Software)	111	37,355
Advance Auto Parts, Inc. (Specialty Retail)	14	2,058
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	386	25,001
Aflac, Inc. (Insurance)	135	9,712
Agilent Technologies, Inc. (Life Sciences Tools & Services)	71	10,625
Air Products & Chemicals, Inc. (Chemicals)	53	16,338
Akamai Technologies, Inc.* (IT Services)	38	3,203
Alaska Air Group, Inc.* (Airlines)	30	1,288
Albemarle Corp. (Chemicals)	28	6,072
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts (REITs))	36	5,244
Align Technology, Inc.* (Health Care Equipment & Supplies)	17	3,585
Allegion PLC (Building Products)	21	2,210
Alliant Energy Corp. (Electric Utilities)	60	3,313
Alphabet, Inc.*—Class A (Interactive Media & Services)	1,429	126,081
Alphabet, Inc.*—Class C (Interactive Media & Services)	1,267	112,421
Altria Group, Inc. (Tobacco)	429	19,610
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	2,124	178,417
Amcor PLC (Containers & Packaging)	356	4,239
Ameren Corp. (Multi-Utilities)	62	5,513
American Airlines Group, Inc.* (Airlines)	156	1,984
American Electric Power Co., Inc. (Electric Utilities)	123	11,679
American Express Co. (Consumer Finance)	143	21,128
American International Group, Inc. (Insurance)	178	11,257
American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	111	23,515
American Water Works Co., Inc. (Water Utilities)	43	6,554
Ameriprise Financial, Inc. (Capital Markets)	25	7,784
AmerisourceBergen Corp. (Health Care Providers & Services)	39	6,463
AMETEK, Inc. (Electrical Equipment)	55	7,685
Amgen, Inc. (Biotechnology)	128	33,618
Amphenol Corp.—Class A (Electronic Equipment, Instruments & Components)	142	10,811
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	123	20,176
ANSYS, Inc.* (Software)	21	5,073
Aon PLC (Insurance)	49	14,707
APA Corp. (Oil, Gas & Consumable Fuels)	77	3,594
Apple, Inc. (Technology Hardware, Storage & Peripherals)	3,578	464,890
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	206	20,060
Aptiv PLC* (Auto Components)	65	6,053
Arch Capital Group, Ltd.* (Insurance)	89	5,587
Archer-Daniels-Midland Co. (Food Products)	131	12,163
Arista Networks, Inc.* (Communications Equipment)	59	7,160
Arthur J. Gallagher & Co. (Insurance)	50	9,427
Assurant, Inc. (Insurance)	13	1,626
AT&T, Inc. (Diversified Telecommunication Services)	1,705	31,389
Atmos Energy Corp. (Gas Utilities)	33	3,698
Autodesk, Inc.* (Software)	52	9,717
Automatic Data Processing, Inc. (IT Services)	99	23,647
AutoZone, Inc.* (Specialty Retail)	5	12,331
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	33	5,330
Avery Dennison Corp. (Containers & Packaging)	19	3,439
Baker Hughes Co. (Energy Equipment & Services)	240	7,087
Ball Corp. (Containers & Packaging)	75	3,836
Bank of America Corp. (Banks)	1,670	55,311
Bath & Body Works, Inc. (Specialty Retail)	55	2,318
Baxter International, Inc. (Health Care Equipment & Supplies)	121	6,167
Becton, Dickinson & Co. (Health Care Equipment & Supplies)	68	17,292
Berkshire Hathaway, Inc.*—Class B (Diversified Financial Services)	431	133,136
Best Buy Co., Inc. (Specialty Retail)	48	3,850
Biogen, Inc.* (Biotechnology)	34	9,415
Bio-Rad Laboratories, Inc.*—Class A (Life Sciences Tools & Services)	5	2,102
Bio-Techne Corp. (Life Sciences Tools & Services)	38	3,149
BlackRock, Inc.—Class A (Capital Markets)	36	25,511
Booking Holdings, Inc.* (Hotels, Restaurants & Leisure)	9	18,138
BorgWarner, Inc. (Auto Components)	56	2,254
Boston Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	34	2,298
Boston Scientific Corp.* (Health Care Equipment & Supplies)	343	15,871
Bristol-Myers Squibb Co. (Pharmaceuticals)	509	36,623
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	97	54,236
Broadridge Financial Solutions, Inc. (IT Services)	28	3,756
Brown & Brown, Inc. (Insurance)	56	3,190
Brown-Forman Corp.—Class B (Beverages)	44	2,890
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	28	2,564
Cadence Design Systems, Inc.* (Software)	66	10,602
Caesars Entertainment, Inc.* (Hotels, Restaurants & Leisure)	51	2,122
Camden Property Trust (Equity Real Estate Investment Trusts (REITs))	25	2,797
Campbell Soup Co. (Food Products)	48	2,724

See accompanying notes to financial statements.

310 :: ProFund VP UltraBull :: Financial Statements

Common Stocks, continued

	Shares	Value
Capital One Financial Corp. (Consumer Finance)	91	$8,459
Cardinal Health, Inc. (Health Care Providers & Services)	63	4,843
CarMax, Inc.* (Specialty Retail)	38	2,314
Carnival Corp.*—Class A (Hotels, Restaurants & Leisure)	240	1,934
Carrier Global Corp. (Building Products)	200	8,250
Catalent, Inc.* (Pharmaceuticals)	43	1,935
Caterpillar, Inc. (Machinery)	125	29,945
Cboe Global Markets, Inc. (Capital Markets)	25	3,137
CBRE Group, Inc.*—Class A (Real Estate Management & Development)	76	5,849
CDW Corp. (Electronic Equipment, Instruments & Components)	32	5,715
Celanese Corp. (Chemicals)	24	2,454
Centene Corp.* (Health Care Providers & Services)	136	11,153
CenterPoint Energy, Inc. (Multi-Utilities)	151	4,528
Ceridian HCM Holding, Inc.* (Software)	37	2,374
CF Industries Holdings, Inc. (Chemicals)	47	4,004
Charles River Laboratories International, Inc.* (Life Sciences Tools & Services)	12	2,615
Charter Communications, Inc.*—Class A (Media)	26	8,817
Chevron Corp. (Oil, Gas & Consumable Fuels)	427	76,642
Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)	7	9,712
Chubb, Ltd. (Insurance)	99	21,840
Church & Dwight Co., Inc. (Household Products)	58	4,675
Cigna Corp. (Health Care Providers & Services)	73	24,188
Cincinnati Financial Corp. (Insurance)	38	3,891
Cintas Corp. (Commercial Services & Supplies)	21	9,484
Cisco Systems, Inc. (Communications Equipment)	983	46,830
Citigroup, Inc. (Banks)	463	20,941
Citizens Financial Group, Inc. (Banks)	118	4,646
CME Group, Inc. (Capital Markets)	86	14,462
CMS Energy Corp. (Multi-Utilities)	69	4,370
Cognizant Technology Solutions Corp.—Class A (IT Services)	123	7,034
Colgate-Palmolive Co. (Household Products)	200	15,758
Comcast Corp.—Class A (Media)	1,032	36,089
Comerica, Inc. (Banks)	31	2,072
Conagra Brands, Inc. (Food Products)	115	4,451
ConocoPhillips (Oil, Gas & Consumable Fuels)	298	35,164
Consolidated Edison, Inc. (Multi-Utilities)	85	8,101
Constellation Brands, Inc.—Class A (Beverages)	39	9,038
Constellation Energy Corp. (Electric Utilities)	78	6,724
Copart, Inc.* (Commercial Services & Supplies)	103	6,272
Corning, Inc. (Electronic Equipment, Instruments & Components)	182	5,813
Corteva, Inc. (Chemicals)	171	10,051
CoStar Group, Inc.* (Professional Services)	97	7,496
Costco Wholesale Corp. (Food & Staples Retailing)	106	48,390
Coterra Energy, Inc. (Oil, Gas & Consumable Fuels)	189	4,644
Crown Castle, Inc. (Equity Real Estate Investment Trusts (REITs))	104	14,107
CSX Corp. (Road & Rail)	503	15,583
Cummins, Inc. (Machinery)	34	8,238
CVS Health Corp. (Health Care Providers & Services)	314	29,262
D.R. Horton, Inc. (Household Durables)	75	6,685
Danaher Corp. (Health Care Equipment & Supplies)	157	41,671
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	29	4,012
DaVita, Inc.* (Health Care Providers & Services)	13	971
Deere & Co. (Machinery)	66	28,298
Delta Air Lines, Inc.* (Airlines)	153	5,028
DENTSPLY SIRONA, Inc. (Health Care Equipment & Supplies)	51	1,624
Devon Energy Corp. (Oil, Gas & Consumable Fuels)	156	9,596
DexCom, Inc.* (Health Care Equipment & Supplies)	92	10,418
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	42	5,745
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	69	6,919
Discover Financial Services (Consumer Finance)	65	6,359
DISH Network Corp.*—Class A (Media)	60	842
Dollar General Corp. (Multiline Retail)	54	13,298
Dollar Tree, Inc.* (Multiline Retail)	50	7,072
Dominion Energy, Inc. (Multi-Utilities)	199	12,203
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)	8	2,771
Dover Corp. (Machinery)	34	4,604
Dow, Inc. (Chemicals)	168	8,466
DTE Energy Co. (Multi-Utilities)	46	5,406
Duke Energy Corp. (Electric Utilities)	184	18,950
DuPont de Nemours, Inc. (Chemicals)	119	8,167
DXC Technology Co.* (IT Services)	55	1,458
Eastman Chemical Co. (Chemicals)	29	2,362
Eaton Corp. PLC (Electrical Equipment)	95	14,911
eBay, Inc. (Internet & Direct Marketing Retail)	130	5,391
Ecolab, Inc. (Chemicals)	59	8,588
Edison International (Electric Utilities)	91	5,789
Edwards Lifesciences Corp.* (Health Care Equipment & Supplies)	148	11,042
Electronic Arts, Inc. (Entertainment)	63	7,697
Elevance Health, Inc. (Health Care Providers & Services)	57	29,239
Eli Lilly & Co. (Pharmaceuticals)	189	69,143
Emerson Electric Co. (Electrical Equipment)	141	13,544
Enphase Energy, Inc.* (Semiconductors & Semiconductor Equipment)	33	8,744
Entergy Corp. (Electric Utilities)	49	5,513
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	141	18,262
EPAM Systems, Inc.* (IT Services)	14	4,588
EQT Corp. (Oil, Gas & Consumable Fuels)	88	2,977
Equifax, Inc. (Professional Services)	29	5,636
Equinix, Inc. (Equity Real Estate Investment Trusts (REITs))	22	14,410
Equity Residential (Equity Real Estate Investment Trusts (REITs))	81	4,779

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraBull :: 311

Common Stocks, continued

	Shares		Value
Essex Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	15		$3,179
Etsy, Inc.* (Internet & Direct Marketing Retail)	30		3,593
Everest Re Group, Ltd. (Insurance)	9		2,981
Evergy, Inc. (Electric Utilities)	55		3,461
Eversource Energy (Electric Utilities)	83		6,959
Exelon Corp. (Electric Utilities)	238		10,289
Expedia Group, Inc.* (Hotels, Restaurants & Leisure)	36		3,154
Expeditors International of Washington, Inc. (Air Freight & Logistics)	38		3,949
Extra Space Storage, Inc. (Equity Real Estate Investment Trusts (REITs))	32		4,710
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	985		108,645
F5, Inc.* (Communications Equipment)	14		2,009
FactSet Research Systems, Inc. (Capital Markets)	9		3,611
Fastenal Co. (Trading Companies & Distributors)	137		6,483
Federal Realty Investment Trust (Equity Real Estate Investment Trusts (REITs))	17		1,718
FedEx Corp. (Air Freight & Logistics)	57		9,872
Fidelity National Information Services, Inc. (IT Services)	142		9,635
Fifth Third Bancorp (Banks)	164		5,381
First Horizon Corp. (Banks)	—	(a)	7
First Republic Bank (Banks)	44		5,363
First Solar, Inc.* (Semiconductors & Semiconductor Equipment)	24		3,595
FirstEnergy Corp. (Electric Utilities)	130		5,452
Fiserv, Inc.* (IT Services)	152		15,363
FleetCor Technologies, Inc.* (IT Services)	18		3,306
FMC Corp. (Chemicals)	30		3,744
Ford Motor Co. (Automobiles)	945		10,990
Fortinet, Inc.* (Software)	155		7,578
Fortive Corp. (Machinery)	85		5,461
Fox Corp.—Class A (Media)	72		2,187
Fox Corp.—Class B (Media)	33		939
Franklin Resources, Inc. (Capital Markets)	68		1,794
Freeport-McMoRan, Inc. (Metals & Mining)	342		12,996
Garmin, Ltd. (Household Durables)	37		3,415
Gartner, Inc.* (IT Services)	19		6,387
Gen Digital, Inc. (Software)	139		2,979
Generac Holdings, Inc.* (Electrical Equipment)	15		1,510
General Dynamics Corp. (Aerospace & Defense)	54		13,398
General Electric Co. (Industrial Conglomerates)	261		21,869
General Mills, Inc. (Food Products)	142		11,907
General Motors Co. (Automobiles)	340		11,438
Genuine Parts Co. (Distributors)	34		5,899
Gilead Sciences, Inc. (Biotechnology)	300		25,755
Global Payments, Inc. (IT Services)	65		6,456
Globe Life, Inc. (Insurance)	22		2,652
Halliburton Co. (Energy Equipment & Services)	217		8,539
Hartford Financial Services Group, Inc. (Insurance)	76		5,763
Hasbro, Inc. (Leisure Products)	31		1,891
HCA Healthcare, Inc. (Health Care Providers & Services)	51		12,238
Healthpeak Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	129		3,234
Henry Schein, Inc.* (Health Care Providers & Services)	32		2,556
Hess Corp. (Oil, Gas & Consumable Fuels)	66		9,360
Hewlett Packard Enterprises Co. (Technology Hardware, Storage & Peripherals)	308		4,916
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	65		8,213
Hologic, Inc.* (Health Care Equipment & Supplies)	60		4,489
Honeywell International, Inc. (Industrial Conglomerates)	161		34,503
Hormel Foods Corp. (Food Products)	69		3,143
Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts (REITs))	171		2,745
Howmet Aerospace, Inc. (Aerospace & Defense)	88		3,468
HP, Inc. (Technology Hardware, Storage & Peripherals)	212		5,696
Humana, Inc. (Health Care Providers & Services)	30		15,366
Huntington Bancshares, Inc. (Banks)	345		4,865
Huntington Ingalls Industries, Inc. (Aerospace & Defense)	10		2,307
IDEX Corp. (Machinery)	18		4,110
IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	20		8,159
Illinois Tool Works, Inc. (Machinery)	67		14,760
Illumina, Inc.* (Life Sciences Tools & Services)	38		7,684
Incyte Corp.* (Biotechnology)	44		3,534
Ingersoll Rand, Inc. (Machinery)	97		5,068
Intel Corp. (Semiconductors & Semiconductor Equipment)	988		26,113
Intercontinental Exchange, Inc. (Capital Markets)	134		13,747
International Business Machines Corp. (IT Services)	216		30,432
International Flavors & Fragrances, Inc. (Chemicals)	61		6,395
International Paper Co. (Containers & Packaging)	85		2,944
Intuit, Inc. (Software)	67		26,078
Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	85		22,555
Invesco, Ltd. (Capital Markets)	109		1,961
Invitation Homes, Inc. (Equity Real Estate Investment Trusts (REITs))	139		4,120
IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	44		9,015
Iron Mountain, Inc. (Equity Real Estate Investment Trusts (REITs))	70		3,490
J.B. Hunt Transport Services, Inc. (Road & Rail)	20		3,487
Jack Henry & Associates, Inc. (IT Services)	17		2,985
Jacobs Solutions, Inc. (Professional Services)	31		3,722
Johnson & Johnson (Pharmaceuticals)	626		110,582
Johnson Controls International PLC (Building Products)	165		10,561
JPMorgan Chase & Co. (Banks)	702		94,139
Juniper Networks, Inc. (Communications Equipment)	78		2,493
Kellogg Co. (Food Products)	61		4,346
Keurig Dr Pepper, Inc. (Beverages)	203		7,239

See accompanying notes to financial statements.

312 :: ProFund VP UltraBull :: Financial Statements

Common Stocks, continued

	Shares	Value
KeyCorp (Banks)	223	$3,885
Keysight Technologies, Inc.* (Electronic Equipment, Instruments & Components)	43	7,356
Kimberly-Clark Corp. (Household Products)	81	10,996
Kimco Realty Corp. (Equity Real Estate Investment Trusts (REITs))	148	3,135
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	473	8,552
KLA Corp. (Semiconductors & Semiconductor Equipment)	34	12,819
L3Harris Technologies, Inc. (Aerospace & Defense)	46	9,578
Laboratory Corp. of America Holdings (Health Care Providers & Services)	21	4,945
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	33	13,870
Lamb Weston Holding, Inc. (Food Products)	34	3,038
Las Vegas Sands Corp.* (Hotels, Restaurants & Leisure)	79	3,798
Leidos Holdings, Inc. (Professional Services)	33	3,471
Lennar Corp.—Class A (Household Durables)	61	5,521
Lincoln National Corp. (Insurance)	37	1,137
Linde PLC (Chemicals)	118	38,490
Live Nation Entertainment, Inc.* (Entertainment)	34	2,371
LKQ Corp. (Distributors)	61	3,258
Lockheed Martin Corp. (Aerospace & Defense)	56	27,243
Loews Corp. (Insurance)	47	2,742
Lowe's Cos., Inc. (Specialty Retail)	149	29,687
Lumen Technologies, Inc. (Diversified Telecommunication Services)	228	1,190
LyondellBasell Industries N.V.—Class A (Chemicals)	61	5,065
M&T Bank Corp. (Banks)	41	5,947
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	152	4,115
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	112	13,036
MarketAxess Holdings, Inc. (Capital Markets)	9	2,510
Marriott International, Inc.—Class A (Hotels, Restaurants & Leisure)	64	9,567
Marsh & McLennan Cos., Inc. (Insurance)	119	19,692
Martin Marietta Materials, Inc. (Construction Materials)	15	5,070
Masco Corp. (Building Products)	54	2,520
Mastercard, Inc.—Class A (IT Services)	203	70,589
Match Group, Inc.* (Interactive Media & Services)	67	2,780
McCormick & Co., Inc. (Food Products)	60	4,973
McDonald's Corp. (Hotels, Restaurants & Leisure)	175	46,117
McKesson Corp. (Health Care Providers & Services)	34	12,754
Medtronic PLC (Health Care Equipment & Supplies)	318	24,715
Merck & Co., Inc. (Pharmaceuticals)	607	67,347
Meta Platforms, Inc.*—Class A (Interactive Media & Services)	538	64,743
MetLife, Inc. (Insurance)	158	11,434
Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	5	7,227
MGM Resorts International (Hotels, Restaurants & Leisure)	76	2,548
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	132	9,273
Micron Technology, Inc. (Semiconductors & Semiconductor Equipment)	260	12,995
Microsoft Corp. (Software)	1,784	427,838
Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	28	4,396
Moderna, Inc.* (Biotechnology)	79	14,190
Mohawk Industries, Inc.* (Household Durables)	13	1,329
Molina Healthcare, Inc.* (Health Care Providers & Services)	14	4,623
Molson Coors Beverage Co.—Class B (Beverages)	45	2,318
Mondelez International, Inc.—Class A (Food Products)	327	21,794
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	11	3,890
Monster Beverage Corp.* (Beverages)	91	9,239
Moody's Corp. (Capital Markets)	38	10,588
Morgan Stanley (Capital Markets)	316	26,866
Motorola Solutions, Inc. (Communications Equipment)	40	10,308
MSCI, Inc. (Capital Markets)	19	8,838
Nasdaq, Inc. (Capital Markets)	81	4,969
NetApp, Inc. (Technology Hardware, Storage & Peripherals)	52	3,123
Netflix, Inc.* (Entertainment)	106	31,257
Newell Brands, Inc. (Household Durables)	90	1,177
Newmont Corp. (Metals & Mining)	190	8,968
News Corp.—Class A (Media)	91	1,656
News Corp.—Class B (Media)	28	516
NextEra Energy, Inc. (Electric Utilities)	476	39,794
NIKE, Inc.—Class B (Textiles, Apparel & Luxury Goods)	301	35,220
NiSource, Inc. (Multi-Utilities)	97	2,660
Nordson Corp. (Machinery)	13	3,090
Norfolk Southern Corp. (Road & Rail)	55	13,553
Northern Trust Corp. (Capital Markets)	50	4,425
Northrop Grumman Corp. (Aerospace & Defense)	35	19,096
Norwegian Cruise Line Holdings, Ltd.* (Hotels, Restaurants & Leisure)	101	1,236
NRG Energy, Inc. (Electric Utilities)	55	1,750
Nucor Corp. (Metals & Mining)	61	8,040
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	596	87,098
NVR, Inc.* (Household Durables)	1	4,613
NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment)	62	9,798
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	174	10,960
Old Dominion Freight Line, Inc. (Road & Rail)	22	6,243
Omnicom Group, Inc. (Media)	49	3,997
ON Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	103	6,424
ONEOK, Inc. (Oil, Gas & Consumable Fuels)	107	7,030
Oracle Corp. (Software)	368	30,080
O'Reilly Automotive, Inc.* (Specialty Retail)	15	12,660

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraBull :: 313

Common Stocks, continued

	Shares	Value
Organon & Co. (Pharmaceuticals)	61	$1,704
Otis Worldwide Corp. (Machinery)	100	7,831
PACCAR, Inc. (Machinery)	83	8,215
Packaging Corp. of America (Containers & Packaging)	22	2,814
Paramount Global—Class B (Media)	121	2,042
Parker-Hannifin Corp. (Machinery)	31	9,021
Paychex, Inc. (IT Services)	77	8,898
Paycom Software, Inc.* (Software)	12	3,724
PayPal Holdings, Inc.* (IT Services)	273	19,443
Pentair PLC (Machinery)	39	1,754
PepsiCo, Inc. (Beverages)	330	59,617
PerkinElmer, Inc. (Life Sciences Tools & Services)	30	4,207
Pfizer, Inc. (Pharmaceuticals)	1,343	68,815
PG&E Corp.* (Electric Utilities)	385	6,260
Philip Morris International, Inc. (Tobacco)	371	37,549
Phillips 66 (Oil, Gas & Consumable Fuels)	113	11,761
Pinnacle West Capital Corp. (Electric Utilities)	27	2,053
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	57	13,018
Pool Corp. (Distributors)	9	2,721
PPG Industries, Inc. (Chemicals)	56	7,041
PPL Corp. (Electric Utilities)	176	5,143
Principal Financial Group, Inc. (Insurance)	54	4,532
Prologis, Inc. (Equity Real Estate Investment Trusts (REITs))	221	24,912
Prudential Financial, Inc. (Insurance)	88	8,752
PTC, Inc.* (Software)	25	3,001
Public Service Enterprise Group, Inc. (Multi-Utilities)	119	7,291
Public Storage (Equity Real Estate Investment Trusts (REITs))	38	10,647
PulteGroup, Inc. (Household Durables)	55	2,504
Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	24	2,175
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	268	29,464
Quanta Services, Inc. (Construction & Engineering)	34	4,845
Quest Diagnostics, Inc. (Health Care Providers & Services)	27	4,224
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)	10	1,057
Raymond James Financial, Inc. (Capital Markets)	46	4,915
Raytheon Technologies Corp. (Aerospace & Defense)	352	35,523
Realty Income Corp. (Equity Real Estate Investment Trusts (REITs))	150	9,515
Regency Centers Corp. (Equity Real Estate Investment Trusts (REITs))	37	2,313
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	26	18,759
Regions Financial Corp. (Banks)	224	4,829
Republic Services, Inc. (Commercial Services & Supplies)	49	6,321
ResMed, Inc. (Health Care Equipment & Supplies)	35	7,285
Robert Half International, Inc. (Professional Services)	26	1,920
Rockwell Automation, Inc. (Electrical Equipment)	27	6,954
Rollins, Inc. (Commercial Services & Supplies)	55	2,010
Roper Technologies, Inc. (Software)	25	10,802
Ross Stores, Inc. (Specialty Retail)	83	9,634
Royal Caribbean Cruises, Ltd.* (Hotels, Restaurants & Leisure)	53	2,620
S&P Global, Inc. (Capital Markets)	80	26,795
Salesforce, Inc.* (Software)	239	31,689
SBA Communications Corp. (Equity Real Estate Investment Trusts (REITs))	26	7,288
Schlumberger, Ltd. (Energy Equipment & Services)	339	18,123
Seagate Technology Holdings PLC (Technology Hardware, Storage & Peripherals)	46	2,420
Sealed Air Corp. (Containers & Packaging)	35	1,746
Sempra Energy (Multi-Utilities)	75	11,591
ServiceNow, Inc.* (Software)	48	18,637
Signature Bank (Banks)	15	1,728
Simon Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	78	9,163
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	38	3,463
Snap-on, Inc. (Machinery)	13	2,970
SolarEdge Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	13	3,683
Southwest Airlines Co.* (Airlines)	142	4,781
Stanley Black & Decker, Inc. (Machinery)	35	2,629
Starbucks Corp. (Hotels, Restaurants & Leisure)	275	27,280
State Street Corp. (Capital Markets)	88	6,826
Steel Dynamics, Inc. (Metals & Mining)	40	3,908
STERIS PLC (Health Care Equipment & Supplies)	24	4,433
Stryker Corp. (Health Care Equipment & Supplies)	81	19,804
SVB Financial Group* (Banks)	14	3,222
Synchrony Financial (Consumer Finance)	108	3,549
Synopsys, Inc.* (Software)	37	11,814
Sysco Corp. (Food & Staples Retailing)	121	9,250
T. Rowe Price Group, Inc. (Capital Markets)	53	5,780
Take-Two Interactive Software, Inc.* (Entertainment)	38	3,957
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	58	2,209
Targa Resources Corp. (Oil, Gas & Consumable Fuels)	54	3,969
Target Corp. (Multiline Retail)	110	16,394
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	76	8,725
Teledyne Technologies, Inc.* (Electronic Equipment, Instruments & Components)	11	4,399
Teleflex, Inc. (Health Care Equipment & Supplies)	11	2,746
Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	37	3,232
Tesla, Inc.* (Automobiles)	642	79,081
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	217	35,853
Textron, Inc. (Aerospace & Defense)	50	3,540

See accompanying notes to financial statements.

314 :: ProFund VP UltraBull :: Financial Statements

Common Stocks, continued

	Shares	Value
The AES Corp. (Independent Power and Renewable Electricity Producers)	160	$4,602
The Allstate Corp. (Insurance)	63	8,543
The Bank of New York Mellon Corp. (Capital Markets)	176	8,012
The Boeing Co.* (Aerospace & Defense)	134	25,526
The Charles Schwab Corp. (Capital Markets)	365	30,389
The Clorox Co. (Household Products)	30	4,210
The Coca-Cola Co. (Beverages)	931	59,221
The Cooper Cos., Inc. (Health Care Equipment & Supplies)	12	3,968
The Estee Lauder Cos., Inc. (Personal Products)	55	13,646
The Goldman Sachs Group, Inc. (Capital Markets)	81	27,814
The Hershey Co. (Food Products)	35	8,105
The Home Depot, Inc. (Specialty Retail)	245	77,386
The Interpublic Group of Cos., Inc. (Media)	93	3,098
The JM Smucker Co.—Class A (Food Products)	25	3,962
The Kraft Heinz Co. (Food Products)	191	7,776
The Kroger Co. (Food & Staples Retailing)	156	6,954
The Mosaic Co. (Chemicals)	81	3,553
The PNC Financial Services Group, Inc. (Banks)	97	15,320
The Procter & Gamble Co. (Household Products)	567	85,935
The Progressive Corp. (Insurance)	140	18,159
The Sherwin-Williams Co. (Chemicals)	56	13,290
The Southern Co. (Electric Utilities)	261	18,638
The TJX Cos., Inc. (Specialty Retail)	278	22,129
The Travelers Cos., Inc. (Insurance)	56	10,499
The Walt Disney Co.* (Entertainment)	436	37,880
The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	291	9,574
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	94	51,765
T-Mobile U.S., Inc.* (Wireless Telecommunication Services)	143	20,020
Tractor Supply Co. (Specialty Retail)	26	5,849
Trane Technologies PLC (Building Products)	55	9,245
TransDigm Group, Inc. (Aerospace & Defense)	12	7,556
Trimble, Inc.* (Electronic Equipment, Instruments & Components)	59	2,983
Truist Financial Corp. (Banks)	317	13,641
Tyler Technologies, Inc.* (Software)	10	3,224
Tyson Foods, Inc.—Class A (Food Products)	69	4,295
U.S. Bancorp (Banks)	324	14,130
UDR, Inc. (Equity Real Estate Investment Trusts (REITs))	73	2,827
Ulta Beauty, Inc.* (Specialty Retail)	12	5,629
Union Pacific Corp. (Road & Rail)	147	30,440
United Airlines Holdings, Inc.* (Airlines)	78	2,941
United Parcel Service, Inc.—Class B (Air Freight & Logistics)	175	30,422
United Rentals, Inc.* (Trading Companies & Distributors)	17	6,042
UnitedHealth Group, Inc. (Health Care Providers & Services)	224	118,760
Universal Health Services, Inc.—Class B (Health Care Providers & Services)	15	2,113
Valero Energy Corp. (Oil, Gas & Consumable Fuels)	92	11,671
Ventas, Inc. (Equity Real Estate Investment Trusts (REITs))	96	4,325
VeriSign, Inc.* (IT Services)	22	4,520
Verisk Analytics, Inc. (Professional Services)	37	6,528
Verizon Communications, Inc. (Diversified Telecommunication Services)	1,005	39,597
Vertex Pharmaceuticals, Inc.* (Biotechnology)	61	17,616
VF Corp. (Textiles, Apparel & Luxury Goods)	79	2,181
Viatris, Inc. (Pharmaceuticals)	290	3,228
VICI Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	230	7,452
Visa, Inc.—Class A (IT Services)	391	81,233
Vornado Realty Trust (Equity Real Estate Investment Trusts (REITs))	39	812
Vulcan Materials Co. (Construction Materials)	32	5,603
W.R. Berkley Corp. (Insurance)	49	3,556
W.W. Grainger, Inc. (Trading Companies & Distributors)	11	6,119
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	172	6,426
Walmart, Inc. (Food & Staples Retailing)	338	47,925
Warner Bros Discovery, Inc.* (Entertainment)	529	5,015
Waste Management, Inc. (Commercial Services & Supplies)	89	13,961
Waters Corp.* (Life Sciences Tools & Services)	14	4,796
WEC Energy Group, Inc. (Multi-Utilities)	75	7,032
Wells Fargo & Co. (Banks)	912	37,656
Welltower, Inc. (Equity Real Estate Investment Trusts (REITs))	113	7,407
West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	18	4,236
Western Digital Corp.* (Technology Hardware, Storage & Peripherals)	76	2,398
Westinghouse Air Brake Technologies Corp. (Machinery)	44	4,392
WestRock Co. (Containers & Packaging)	61	2,145
Weyerhaeuser Co. (Equity Real Estate Investment Trusts (REITs))	176	5,456
Whirlpool Corp. (Household Durables)	13	1,839
Willis Towers Watson PLC (Insurance)	26	6,359
Wynn Resorts, Ltd.* (Hotels, Restaurants & Leisure)	25	2,062
Xcel Energy, Inc. (Electric Utilities)	131	9,184
Xylem, Inc. (Machinery)	43	4,755
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	67	8,581
Zebra Technologies Corp.* (Electronic Equipment, Instruments & Components)	12	3,077
Zimmer Biomet Holdings, Inc. (Health Care Equipment & Supplies)	50	6,375
Zions Bancorp (Banks)	36	1,770
Zoetis, Inc. (Pharmaceuticals)	112	16,414
TOTAL COMMON STOCKS (Cost $2,136,761)		7,690,251

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraBull :: 315

Repurchase Agreements(b)(c) (22.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $2,271,050	$2,270,000	$2,270,000
TOTAL REPURCHASE AGREEMENTS (Cost $2,270,000)		2,270,000
TOTAL INVESTMENT SECURITIES (Cost $4,406,761)—97.1%		9,960,251
Net other assets (liabilities)—2.9%		292,289
NET ASSETS—100.0%		$10,252,540

*	Non-income producing security.
(a)	Number of shares is less than 0.50.
(b)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2022, the aggregate amount held in a segregated account was $1,681,000.
(c)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Futures Contracts	2	3/20/23	$386,100	$(10,709)

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
S&P 500	Goldman Sachs International	1/27/23	4.93%	$4,488,375	$12,245
SPDR S&P 500 ETF	Goldman Sachs International	1/27/23	4.84%	1,557,762	(922)
				$6,046,137	$11,323
S&P 500	UBS AG	1/27/23	4.83%	$4,841,610	$10,785
SPDR S&P 500 ETF	UBS AG	1/27/23	4.43%	1,560,987	3,626
				$6,402,597	$14,411
				$12,448,734	$25,734
Total unrealized appreciation					$26,656
Total unrealized (depreciation)					(922)
Total net unrealized appreciation/(depreciation)					$25,734

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

316 :: ProFund VP UltraBull :: Financial Statements

ProFund VP UltraBull invested in the following industries as of December 31, 2022:

	Value	% of Net Assets
Aerospace & Defense	$147,235	1.4%
Air Freight & Logistics	46,807	0.5%
Airlines	16,022	0.2%
Auto Components	8,307	0.1%
Automobiles	101,509	1.0%
Banks	294,853	2.9%
Beverages	149,562	1.4%
Biotechnology	191,248	1.9%
Building Products	34,503	0.3%
Capital Markets	240,734	2.3%
Chemicals	144,080	1.4%
Commercial Services & Supplies	38,048	0.4%
Communications Equipment	68,800	0.7%
Construction & Engineering	4,845	NM
Construction Materials	10,673	0.1%
Consumer Finance	39,495	0.4%
Containers & Packaging	21,163	0.2%
Distributors	11,878	0.1%
Diversified Financial Services	133,136	1.3%
Diversified Telecommunication Services	72,176	0.7%
Electric Utilities	160,951	1.6%
Electrical Equipment	44,604	0.4%
Electronic Equipment, Instruments & Components	48,879	0.5%
Energy Equipment & Services	33,749	0.3%
Entertainment	101,191	1.0%
Equity Real Estate Investment Trusts (REITs)	202,243	1.9%
Food & Staples Retailing	118,945	1.2%
Food Products	92,677	0.9%
Gas Utilities	3,698	NM
Health Care Equipment & Supplies	262,217	2.6%
Health Care Providers & Services	283,698	2.8%
Hotels, Restaurants & Leisure	153,865	1.5%
Household Durables	27,083	0.3%
Household Products	121,574	1.2%
Independent Power and Renewable Electricity Producers	4,602	NM
Industrial Conglomerates	72,201	0.7%
Insurance	188,038	1.8%
Interactive Media & Services	306,025	3.0%
Internet & Direct Marketing Retail	187,401	1.8%
IT Services	343,226	3.3%
Leisure Products	1,891	NM
Life Sciences Tools & Services	103,185	1.0%
Machinery	145,141	1.4%
Media	60,183	0.6%
Metals & Mining	33,912	0.3%
Multiline Retail	36,764	0.4%
Multi-Utilities	68,695	0.7%
Oil, Gas & Consumable Fuels	368,315	3.6%
Personal Products	13,646	0.1%
Pharmaceuticals	375,791	3.6%
Professional Services	28,773	0.3%
Real Estate Management & Development	5,849	0.1%
Road & Rail	69,306	0.7%
Semiconductors & Semiconductor Equipment	391,962	3.8%
Software	642,565	6.3%
Specialty Retail	185,845	1.8%
Technology Hardware, Storage & Peripherals	483,443	4.7%
Textiles, Apparel & Luxury Goods	40,667	0.4%
Tobacco	57,159	0.6%
Trading Companies & Distributors	18,644	0.2%
Water Utilities	6,554	0.1%
Wireless Telecommunication Services	20,020	0.2%
Other**	2,562,289	25.0%
Total	$10,252,540	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraBull :: 317

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$4,406,761
Securities, at value	7,690,251
Repurchase agreements, at value	2,270,000
Total Investment Securities, at value	9,960,251
Cash	7,189
Segregated cash balances for futures contracts with brokers	23,320
Dividends and interest receivable	7,216
Unrealized appreciation on swap agreements	26,656
Receivable for capital shares issued	277,543
Prepaid expenses	948
TOTAL ASSETS	10,303,123

LIABILITIES:
Payable for capital shares redeemed	19,047
Unrealized depreciation on swap agreements	922
Variation margin on futures contracts	1,075
Advisory fees payable	6,881
Management services fees payable	918
Administration fees payable	975
Administrative services fees payable	3,592
Distribution fees payable	4,258
Transfer agency fees payable	1,692
Fund accounting fees payable	699
Compliance services fees payable	75
Other accrued expenses	10,449
TOTAL LIABILITIES	50,583
NET ASSETS	$10,252,540

NET ASSETS CONSIST OF:
Capital	$22,663,918
Total distributable earnings (loss)	(12,411,378)
NET ASSETS	$10,252,540
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	496,046
Net Asset Value (offering and redemption price per share)	$20.67

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends	$143,795
Interest	50,749
Foreign tax withholding	(34)
Net income from securities lending	1
TOTAL INVESTMENT INCOME	194,511

EXPENSES:
Advisory fees	96,284
Management services fees	12,838
Administration fees	12,330
Transfer agency fees	10,536
Administrative services fees	31,934
Distribution fees	32,095
Custody fees	2,379
Fund accounting fees	8,606
Trustee fees	218
Compliance services fees	75
Other fees	13,641
TOTAL NET EXPENSES	220,936
NET INVESTMENT INCOME (LOSS)	(26,425)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	561,396
Net realized gains (losses) on futures contracts	(9,376)
Net realized gains (losses) on swap agreements	(4,821,066)
Change in net unrealized appreciation/depreciation on investment securities	(3,100,023)
Change in net unrealized appreciation/depreciation on futures contracts	(33,034)
Change in net unrealized appreciation/depreciation on swap agreements	134,716
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(7,267,387)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,293,812)

See accompanying notes to financial statements.

318 :: ProFund VP UltraBull :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(26,425)	$(145,351)
Net realized gains (losses) on investments	(4,269,046)	7,140,700
Change in net unrealized appreciation/depreciation on investments	(2,998,341)	1,296,127
Change in net assets resulting from operations	(7,293,812)	8,291,476

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(3,026,939)	—
Change in net assets resulting from distributions	(3,026,939)	—

CAPITAL TRANSACTIONS:
Proceeds from shares issued	44,969,990	132,380,968
Distributions reinvested	3,026,939	—
Value of shares redeemed	(47,204,113)	(137,964,214)
Change in net assets resulting from capital transactions	792,816	(5,583,246)
Change in net assets	(9,527,935)	2,708,230

NET ASSETS:
Beginning of period	19,780,475	17,072,245
End of period	$10,252,540	$19,780,475

SHARE TRANSACTIONS:
Issued	1,611,165	3,455,045
Reinvested	128,260	—
Redeemed	(1,669,379)	(3,610,503)
Change in shares	70,046	(155,458)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP UltraBull :: 319

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022		Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020(a)		Year Ended Dec. 31, 2019(a)	Year Ended Dec. 31, 2018(a)
Net Asset Value, Beginning of Period	$46.43		$29.36	$64.84		$40.60	$59.07

Investment Activities:
Net investment income (loss)(b)	(0.06)		(0.28)	(0.07)		0.20	0.20
Net realized and unrealized gains (losses) on investments	(17.03)		17.35	8.84		24.20	(7.07)
Total income (loss) from investment activities	(17.09)		17.07	8.77		24.40	(6.87)

Distributions to Shareholders From:
Net investment income	—		—	(0.49)		(0.16)	—
Net realized gains on investments	(8.67)		—	(43.76)		—	(11.60)
Total distributions	(8.67)		—	(44.25)		(0.16)	(11.60)

Net Asset Value, End of Period	$20.67		$46.43	$29.36		$64.84	$40.60

Total Return(c)	(39.12)%		58.14%	19.83%		60.17%	(15.50)%

Ratios to Average Net Assets:
Gross expenses(c)	1.72%		1.67%	1.69%		1.62%	1.53%
Net expenses(c)	1.72	%(d)	1.67%	1.69	%(d)	1.62%	1.53%
Net investment income (loss)(c)	(0.21)%		(0.76)%	(0.16)%		0.41%	0.37%

Supplemental Data:
Net assets, end of period (000's)	$10,253		$19,780	$17,072		$30,287	$23,465
Portfolio turnover rate(e)	31%		443%	1,415%		2,393%	3,297%

(a)	As described in Note 8, share amounts have been adjusted for 1:4 reverse share split that occurred on December 14, 2020.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(d)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

320 :: ProFund VP UltraMid-Cap :: Management Discussion of Fund Performance

ProFund VP UltraMid-Cap (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the S&P MidCap 400® (the "Index") for a single day, not for any other period. A "single day" is measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund's stated multiple (2x) times the return of the Fund's Index for the same period. For periods longer than a single day, the Fund will lose money if the Index's performance is flat, and it is possible that the Fund will lose money even if the level of the index rises. For the year ended December 31, 2022, the Fund had a total return of -32.17%. For the same period, the Index had a total return of -13.06%1 and a volatility of 25.79%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice the daily return of the Index. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts. Securities are selected for inclusion in the Index through a process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis.

During the year ended December 31, 2022, the Fund invested in swap agreements and futures contracts in addition to investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraMid-Cap from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP UltraMid-Cap	-32.17%	2.53%	13.66%
S&P MidCap 400®	-13.06%	6.71%	10.78%

Expense Ratios**

Fund	Gross	Net
ProFund VP UltraMid-Cap	1.69%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	70%
Futures Contracts	9%
Swap Agreements	122%
Total Exposure	201%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Fair Isaac Corp.	0.5%
First Horizon Corp.	0.4%
United Therapeutics Corp.	0.4%
Hubbell, Inc.	0.4%
RPM International, Inc.	0.4%

S&P MidCap 400® – Composition

% of Index
Industrials	20%
Financials	15%
Consumer Discretionary	14%
Information Technology	12%
Health Care	10%
Real Estate	8%
Materials	7%
Utilities	4%
Consumer Staples	4%
Energy	4%
Communication Services	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP UltraMid-Cap :: 321

Schedule of Portfolio Investments :: December 31, 2022

Common Stocks (69.9%)

	Shares	Value
Acadia Healthcare Co., Inc.* (Health Care Providers & Services)	260	$21,404
ACI Worldwide, Inc.* (Software)	322	7,406
Acuity Brands, Inc. (Electrical Equipment)	92	15,236
Adient PLC* (Auto Components)	271	9,401
AECOM (Construction & Engineering)	400	33,972
Affiliated Managers Group, Inc. (Capital Markets)	108	17,110
AGCO Corp. (Machinery)	177	24,547
Alcoa Corp. (Metals & Mining)	506	23,008
Allegro MicroSystems, Inc.* (Semiconductors & Semiconductor Equipment)	186	5,584
ALLETE, Inc. (Electric Utilities)	164	10,580
Amedisys, Inc.* (Health Care Providers & Services)	93	7,769
American Financial Group, Inc. (Insurance)	200	27,456
Amkor Technology, Inc. (Semiconductors & Semiconductor Equipment)	287	6,882
Annaly Capital Management, Inc. (Mortgage Real Estate Investment Trusts (REITs))	1,340	28,247
Antero Midstream Corp. (Oil, Gas & Consumable Fuels)	958	10,337
Antero Resources Corp.* (Oil, Gas & Consumable Fuels)	790	24,482
Apartment Income REIT Corp. (Equity Real Estate Investment Trusts (REITs))	429	14,719
AptarGroup, Inc. (Containers & Packaging)	187	20,566
Arrow Electronics, Inc.* (Electronic Equipment, Instruments & Components)	176	18,404
Arrowhead Pharmaceuticals, Inc.* (Biotechnology)	303	12,290
ASGN, Inc.* (Professional Services)	143	11,652
Ashland, Inc. (Chemicals)	143	15,377
Aspen Technology, Inc.* (Software)	83	17,048
Associated Banc-Corp. (Banks)	430	9,929
AutoNation, Inc.* (Specialty Retail)	98	10,515
Avient Corp. (Chemicals)	245	8,271
Avis Budget Group, Inc.* (Road & Rail)	71	11,639
Avnet, Inc. (Electronic Equipment, Instruments & Components)	262	10,894
Axon Enterprise, Inc.* (Aerospace & Defense)	193	32,024
Azenta, Inc.* (Life Sciences Tools & Services)	215	12,517
Bank of Hawaii Corp. (Banks)	114	8,842
Bank OZK (Banks)	317	12,699
Belden, Inc. (Electronic Equipment, Instruments & Components)	122	8,772
BellRing Brands, Inc.* (Personal Products)	388	9,948
BJ's Wholesale Club Holdings, Inc.* (Food & Staples Retailing)	386	25,538
Black Hills Corp. (Multi-Utilities)	186	13,083
Blackbaud, Inc.* (Software)	128	7,534
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	227	12,378
Brighthouse Financial, Inc.* (Insurance)	198	10,151
Brixmor Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	858	19,451
Bruker Corp. (Life Sciences Tools & Services)	286	19,548
Brunswick Corp. (Leisure Products)	207	14,921
Builders FirstSource, Inc.* (Building Products)	421	27,314
Cable One, Inc. (Media)	14	9,966
Cabot Corp. (Chemicals)	161	10,761
CACI International, Inc.*—Class A (Professional Services)	67	20,140
Cadence Bank (Banks)	522	12,873
Calix, Inc.* (Communications Equipment)	163	11,154
Capri Holdings, Ltd.* (Textiles, Apparel & Luxury Goods)	368	21,094
Carlisle Cos., Inc. (Building Products)	148	34,876
Carter's, Inc. (Textiles, Apparel & Luxury Goods)	109	8,132
Casey's General Stores, Inc. (Food & Staples Retailing)	107	24,005
Cathay General Bancorp (Banks)	213	8,688
Celsius Holdings, Inc.* (Beverages)	116	12,068
ChampionX Corp. (Energy Equipment & Services)	570	16,524
Chart Industries, Inc.* (Machinery)	120	13,828
Chemed Corp. (Health Care Providers & Services)	43	21,949
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)	79	8,899
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	94	19,874
Ciena Corp.* (Communications Equipment)	424	21,616
Cirrus Logic, Inc.* (Semiconductors & Semiconductor Equipment)	158	11,768
Clean Harbors, Inc.* (Commercial Services & Supplies)	144	16,433
Cleveland-Cliffs, Inc.* (Metals & Mining)	1,474	23,746
CNO Financial Group, Inc. (Insurance)	327	7,472
CNX Resources Corp.* (Oil, Gas & Consumable Fuels)	516	8,689
Coca-Cola Consolidated, Inc. (Beverages)	13	6,661
Cognex Corp. (Electronic Equipment, Instruments & Components)	495	23,319
Coherent Corp.* (Electronic Equipment, Instruments & Components)	397	13,935
Columbia Sportswear Co. (Textiles, Apparel & Luxury Goods)	101	8,846
Commerce Bancshares, Inc. (Banks)	327	22,225
Commercial Metals Co. (Metals & Mining)	336	16,229
CommVault Systems, Inc.* (Software)	127	7,981
Concentrix Corp. (IT Services)	121	16,112
Corporate Office Properties Trust (Equity Real Estate Investment Trusts (REITs))	322	8,353
Coty, Inc.*—Class A (Personal Products)	1,046	8,954
Cousins Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	433	10,951
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)	63	5,969
Crane Holdings Co. (Machinery)	137	13,762
Crocs, Inc.* (Textiles, Apparel & Luxury Goods)	177	19,192
CubeSmart (Equity Real Estate Investment Trusts (REITs))	643	25,880
Cullen/Frost Bankers, Inc. (Banks)	184	24,601
Curtiss-Wright Corp. (Aerospace & Defense)	110	18,369
Dana, Inc. (Auto Components)	365	5,522

See accompanying notes to financial statements.

322 :: ProFund VP UltraMid-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Darling Ingredients, Inc.* (Food Products)	459	$28,728
Deckers Outdoor Corp.* (Textiles, Apparel & Luxury Goods)	76	30,337
Dick's Sporting Goods, Inc. (Specialty Retail)	159	19,126
Donaldson Co., Inc. (Machinery)	350	20,605
Douglas Emmett, Inc. (Equity Real Estate Investment Trusts (REITs))	503	7,887
DT Midstream, Inc. (Oil, Gas & Consumable Fuels)	277	15,307
Dycom Industries, Inc.* (Construction & Engineering)	84	7,862
Dynatrace, Inc.* (Software)	576	22,061
Eagle Materials, Inc. (Construction Materials)	105	13,949
East West Bancorp, Inc. (Banks)	403	26,558
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	125	18,508
EMCOR Group, Inc. (Construction & Engineering)	136	20,143
Encompass Health Corp. (Health Care Providers & Services)	286	17,106
Energizer Holdings, Inc. (Household Products)	190	6,375
EnerSys (Electrical Equipment)	117	8,639
Enovis Corp.* (Health Care Equipment & Supplies)	136	7,279
Envestnet, Inc.* (Software)	158	9,749
Envista Holdings Corp.* (Health Care Equipment & Supplies)	466	15,690
EPR Properties (Equity Real Estate Investment Trusts (REITs))	215	8,110
Equitrans Midstream Corp. (Oil, Gas & Consumable Fuels)	1,238	8,295
Esab Corp. (Machinery)	148	6,944
Essent Group, Ltd. (Thrifts & Mortgage Finance)	308	11,975
Essential Utilities, Inc. (Water Utilities)	683	32,600
Euronet Worldwide, Inc.* (IT Services)	135	12,741
Evercore, Inc.—Class A (Capital Markets)	102	11,126
Exelixis, Inc.* (Biotechnology)	923	14,805
ExlService Holdings, Inc.* (IT Services)	95	16,096
F.N.B. Corp. (Banks)	1,004	13,102
Fair Isaac Corp.* (Software)	71	42,498
Federated Hermes, Inc.—Class B (Capital Markets)	242	8,787
First American Financial Corp. (Insurance)	296	15,493
First Financial Bankshares, Inc. (Banks)	371	12,762
First Horizon Corp. (Banks)	1,535	37,608
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	378	18,242
FirstCash Holdings, Inc. (Consumer Finance)	107	9,299
Five Below, Inc.* (Specialty Retail)	159	28,123
Flowers Foods, Inc. (Food Products)	550	15,807
Flowserve Corp. (Machinery)	374	11,474
Fluor Corp.* (Construction & Engineering)	407	14,107
Foot Locker, Inc. (Specialty Retail)	227	8,578
Fortune Brands Innovations, Inc. (Building Products)	367	20,959
Fox Factory Holding Corp.* (Auto Components)	121	11,039
Frontier Communications Parent, Inc.* (Diversified Telecommunication Services)	638	16,256
FTI Consulting, Inc.* (Professional Services)	98	15,562
Fulton Financial Corp. (Banks)	479	8,062
GameStop Corp.*(a)—Class A (Specialty Retail)	723	13,347
GATX Corp. (Trading Companies & Distributors)	101	10,740
Genpact, Ltd. (IT Services)	482	22,327
Gentex Corp. (Auto Components)	671	18,298
Glacier Bancorp, Inc. (Banks)	317	15,666
Globus Medical, Inc.* (Health Care Equipment & Supplies)	221	16,414
Graco, Inc. (Machinery)	482	32,418
Graham Holdings Co.—Class B (Diversified Consumer Services)	11	6,646
Grand Canyon Education, Inc.* (Diversified Consumer Services)	88	9,298
Greif, Inc.—Class A (Containers & Packaging)	73	4,895
Grocery Outlet Holding Corp.* (Food & Staples Retailing)	253	7,385
GXO Logistics, Inc.* (Air Freight & Logistics)	339	14,472
H&R Block, Inc. (Diversified Consumer Services)	445	16,247
Haemonetics Corp.* (Health Care Equipment & Supplies)	145	11,404
Halozyme Therapeutics, Inc.* (Biotechnology)	387	22,020
Hancock Whitney Corp. (Banks)	245	11,856
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	998	6,347
Harley-Davidson, Inc. (Automobiles)	381	15,850
Hawaiian Electric Industries, Inc. (Electric Utilities)	313	13,099
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	1,089	20,985
HealthEquity, Inc.* (Health Care Providers & Services)	242	14,917
Helen of Troy, Ltd.* (Household Durables)	69	7,653
Hexcel Corp. (Aerospace & Defense)	241	14,183
HF Sinclair Corp. (Oil, Gas & Consumable Fuels)	385	19,978
Highwoods Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	301	8,422
Home BancShares, Inc. (Banks)	543	12,375
Hubbell, Inc. (Electrical Equipment)	154	36,142
IAA, Inc.* (Commercial Services & Supplies)	383	15,320
ICU Medical, Inc.* (Health Care Equipment & Supplies)	58	9,134
IDACORP, Inc. (Electric Utilities)	145	15,638
Inari Medical, Inc.* (Health Care Equipment & Supplies)	138	8,771
Independence Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	640	10,790
Ingevity Corp.* (Chemicals)	101	7,114
Ingredion, Inc. (Food Products)	188	18,411
Insperity, Inc. (Professional Services)	102	11,587
Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	208	11,663
Interactive Brokers Group, Inc. (Capital Markets)	294	21,272
International Bancshares Corp. (Banks)	151	6,910
IPG Photonics Corp. (Electronic Equipment, Instruments & Components)	92	8,710
Iridium Communications, Inc.* (Diversified Telecommunication Services)	359	18,453
ITT, Inc. (Machinery)	237	19,221
Jabil, Inc. (Electronic Equipment, Instruments & Components)	385	26,257
Janus Henderson Group PLC (Capital Markets)	379	8,914
Jazz Pharmaceuticals PLC* (Pharmaceuticals)	180	28,675

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraMid-Cap :: 323

Common Stocks, continued

	Shares	Value
JBG Smith Properties (Equity Real Estate Investment Trusts (REITs))	283	$5,371
Jefferies Financial Group, Inc. (Diversified Financial Services)	524	17,963
JetBlue Airways Corp.* (Airlines)	927	6,007
John Wiley & Sons, Inc.—Class A (Media)	123	4,927
Jones Lang LaSalle, Inc.* (Real Estate Management & Development)	136	21,674
KB Home (Household Durables)	238	7,580
KBR, Inc. (Professional Services)	393	20,751
Kemper Corp. (Insurance)	183	9,004
Kennametal, Inc. (Machinery)	231	5,558
Kilroy Realty Corp. (Equity Real Estate Investment Trusts (REITs))	301	11,640
Kinsale Capital Group, Inc. (Insurance)	62	16,214
Kirby Corp.* (Marine)	171	11,004
Kite Realty Group Trust (Equity Real Estate Investment Trusts (REITs))	627	13,198
Knight-Swift Transportation Holdings, Inc. (Road & Rail)	460	24,108
Kohl's Corp. (Multiline Retail)	334	8,434
Kyndryl Holdings, Inc.* (IT Services)	584	6,494
Lamar Advertising Co.—Class A (Equity Real Estate Investment Trusts (REITs))	250	23,600
Lancaster Colony Corp. (Food Products)	57	11,246
Landstar System, Inc. (Road & Rail)	103	16,779
Lantheus Holdings, Inc.* (Health Care Equipment & Supplies)	197	10,039
Lattice Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	392	25,433
Lear Corp. (Auto Components)	169	20,960
Leggett & Platt, Inc. (Household Durables)	379	12,215
Lennox International, Inc. (Building Products)	92	22,009
LHC Group, Inc.* (Health Care Providers & Services)	89	14,390
Life Storage, Inc. (Equity Real Estate Investment Trusts (REITs))	243	23,936
Light & Wonder, Inc.* (Hotels, Restaurants & Leisure)	268	15,705
Lincoln Electric Holdings, Inc. (Machinery)	165	23,840
Lithia Motors, Inc. (Specialty Retail)	78	15,970
Littelfuse, Inc. (Electronic Equipment, Instruments & Components)	71	15,634
LivaNova PLC* (Health Care Equipment & Supplies)	153	8,498
Louisiana-Pacific Corp. (Paper & Forest Products)	205	12,136
Lumentum Holdings, Inc.* (Communications Equipment)	195	10,173
MACOM Technology Solutions Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	146	9,195
Macy's, Inc. (Multiline Retail)	775	16,003
Manhattan Associates, Inc.* (Software)	179	21,731
ManpowerGroup, Inc. (Professional Services)	145	12,065
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)	110	14,805
Masimo Corp.* (Health Care Equipment & Supplies)	138	20,417
MasTec, Inc.* (Construction & Engineering)	169	14,421
Matador Resources Co. (Oil, Gas & Consumable Fuels)	321	18,374
Mattel, Inc.* (Leisure Products)	1,014	18,089
MAXIMUS, Inc. (IT Services)	173	12,686
MDU Resources Group, Inc. (Construction & Engineering)	582	17,658
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	1,711	19,061
Medpace Holdings, Inc.* (Life Sciences Tools & Services)	72	15,294
Mercury Systems, Inc.* (Aerospace & Defense)	166	7,427
MGIC Investment Corp. (Thrifts & Mortgage Finance)	850	11,050
MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment)	164	13,896
MP Materials Corp.* (Metals & Mining)	264	6,410
MSA Safety, Inc. (Commercial Services & Supplies)	105	15,140
MSC Industrial Direct Co., Inc. (Trading Companies & Distributors)	135	11,030
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	418	17,978
Murphy USA, Inc. (Specialty Retail)	59	16,493
National Fuel Gas Co. (Gas Utilities)	262	16,584
National Instruments Corp. (Electronic Equipment, Instruments & Components)	374	13,801
National Retail Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	511	23,383
National Storage Affiliates Trust (Equity Real Estate Investment Trusts (REITs))	242	8,741
Navient Corp. (Consumer Finance)	303	4,984
NCR Corp.* (Technology Hardware, Storage & Peripherals)	393	9,200
Neogen Corp.* (Health Care Equipment & Supplies)	618	9,412
Neurocrine Biosciences, Inc.* (Biotechnology)	275	32,846
New Jersey Resources Corp. (Gas Utilities)	275	13,646
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)	1,946	16,735
NewMarket Corp. (Chemicals)	19	5,911
Nexstar Media Group, Inc. (Media)	108	18,903
Nordstrom, Inc. (Multiline Retail)	319	5,149
NorthWestern Corp. (Multi-Utilities)	165	9,791
NOV, Inc. (Energy Equipment & Services)	1,124	23,481
Novanta, Inc.* (Electronic Equipment, Instruments & Components)	102	13,859
nVent Electric PLC (Electrical Equipment)	477	18,350
OGE Energy Corp. (Electric Utilities)	573	22,663
Old National Bancorp (Banks)	838	15,067
Old Republic International Corp. (Insurance)	810	19,562
Olin Corp. (Chemicals)	364	19,271
Ollie's Bargain Outlet Holdings, Inc.* (Multiline Retail)	167	7,822
Omega Healthcare Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	670	18,727
Omnicell, Inc.* (Health Care Technology)	128	6,454
ONE Gas, Inc. (Gas Utilities)	155	11,737
Option Care Health, Inc.* (Health Care Providers & Services)	442	13,300
Ormat Technologies, Inc. (Independent Power and Renewable Electricity Producers)	140	12,107

See accompanying notes to financial statements.

324 :: ProFund VP UltraMid-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Oshkosh Corp. (Machinery)	187	$16,492
Owens Corning (Building Products)	267	22,775
PacWest Bancorp (Banks)	337	7,734
Papa John's International, Inc. (Hotels, Restaurants & Leisure)	92	7,573
Park Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts (REITs))	643	7,581
Patterson Cos., Inc. (Health Care Providers & Services)	248	6,951
Paylocity Holding Corp.* (Software)	118	22,923
PBF Energy, Inc.—Class A (Oil, Gas & Consumable Fuels)	327	13,335
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)	264	16,759
Pebblebrook Hotel Trust (Equity Real Estate Investment Trusts (REITs))	376	5,035
Penn Entertainment, Inc.* (Hotels, Restaurants & Leisure)	444	13,187
Penumbra, Inc.* (Health Care Equipment & Supplies)	109	24,247
Performance Food Group Co.* (Food & Staples Retailing)	445	25,984
Perrigo Co. PLC (Pharmaceuticals)	385	13,125
Physicians Realty Trust (Equity Real Estate Investment Trusts (REITs))	653	9,449
Pilgrim's Pride Corp.* (Food Products)	129	3,061
Pinnacle Financial Partners, Inc. (Banks)	219	16,075
PNM Resources, Inc. (Electric Utilities)	246	12,002
Polaris, Inc. (Leisure Products)	156	15,756
Portland General Electric Co. (Electric Utilities)	255	12,495
Post Holdings, Inc.* (Food Products)	156	14,081
PotlatchDeltic Corp. (Equity Real Estate Investment Trusts (REITs))	231	10,162
Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	164	11,762
Primerica, Inc. (Insurance)	106	15,033
Progyny, Inc.* (Health Care Providers & Services)	215	6,697
Prosperity Bancshares, Inc. (Banks)	261	18,969
PVH Corp. (Textiles, Apparel & Luxury Goods)	187	13,200
Qualys, Inc.* (Software)	99	11,111
QuidelOrtho Corp.* (Health Care Equipment & Supplies)	153	13,108
R1 RCM, Inc.* (Health Care Providers & Services)	393	4,303
Range Resources Corp. (Oil, Gas & Consumable Fuels)	691	17,289
Rayonier, Inc. (Equity Real Estate Investment Trusts (REITs))	419	13,810
Regal Rexnord Corp. (Electrical Equipment)	189	22,676
Reinsurance Group of America, Inc. (Insurance)	191	27,139
Reliance Steel & Aluminum Co. (Metals & Mining)	168	34,009
RenaissanceRe Holdings, Ltd. (Insurance)	125	23,029
Repligen Corp.* (Life Sciences Tools & Services)	148	25,058
Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts (REITs))	525	28,685
RH* (Specialty Retail)	55	14,695
RLI Corp. (Insurance)	116	15,227
Royal Gold, Inc. (Metals & Mining)	188	21,191
RPM International, Inc. (Chemicals)	369	35,960
RXO, Inc.* (Road & Rail)	329	5,659
Ryder System, Inc. (Road & Rail)	144	12,034
Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	661	8,216
Saia, Inc.* (Road & Rail)	76	15,936
Science Applications International Corp. (Professional Services)	158	17,527
SEI Investments Co. (Capital Markets)	293	17,082
Selective Insurance Group, Inc. (Insurance)	172	15,241
Sensient Technologies Corp. (Chemicals)	120	8,750
Service Corp. International (Diversified Consumer Services)	440	30,422
Shockwave Medical, Inc.* (Health Care Equipment & Supplies)	103	21,177
Silgan Holdings, Inc. (Containers & Packaging)	239	12,390
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	95	12,889
Simpson Manufacturing Co., Inc. (Building Products)	122	10,817
SiTime Corp.* (Semiconductors & Semiconductor Equipment)	46	4,675
Skechers U.S.A., Inc.*—Class A (Textiles, Apparel & Luxury Goods)	384	16,109
SL Green Realty Corp.(a) (Equity Real Estate Investment Trusts (REITs))	184	6,204
SLM Corp. (Consumer Finance)	716	11,886
Sonoco Products Co. (Containers & Packaging)	279	16,938
Sotera Health Co.* (Life Sciences Tools & Services)	283	2,357
Southwest Gas Holdings, Inc. (Gas Utilities)	177	10,953
Southwestern Energy Co.* (Oil, Gas & Consumable Fuels)	3,157	18,468
Spire, Inc. (Gas Utilities)	150	10,329
Spirit Realty Capital, Inc. (Equity Real Estate Investment Trusts (REITs))	400	15,972
Sprouts Farmers Market, Inc.* (Food & Staples Retailing)	303	9,808
STAAR Surgical Co.* (Health Care Equipment & Supplies)	138	6,699
Stericycle, Inc.* (Commercial Services & Supplies)	264	13,171
Stifel Financial Corp. (Capital Markets)	304	17,744
STORE Capital Corp. (Equity Real Estate Investment Trusts (REITs))	760	24,366
SunPower Corp.* (Semiconductors & Semiconductor Equipment)	244	4,399
Sunrun, Inc.* (Electrical Equipment)	610	14,652
Super Micro Computer, Inc.* (Technology Hardware, Storage & Peripherals)	132	10,837
Synaptics, Inc.* (Semiconductors & Semiconductor Equipment)	114	10,848
Syneos Health, Inc.* (Life Sciences Tools & Services)	294	10,784
Synovus Financial Corp. (Banks)	416	15,621
Tandem Diabetes Care, Inc.* (Health Care Equipment & Supplies)	184	8,271
Taylor Morrison Home Corp.* (Household Durables)	310	9,409
TD SYNNEX Corp. (Electronic Equipment, Instruments & Components)	120	11,365
TEGNA, Inc. (Media)	638	13,519

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraMid-Cap :: 325

Common Stocks, continued

	Shares	Value
Tempur Sealy International, Inc. (Household Durables)	489	$16,787
Tenet Healthcare Corp.* (Health Care Providers & Services)	309	15,076
Teradata Corp.* (IT Services)	291	9,795
Terex Corp. (Machinery)	193	8,245
Tetra Tech, Inc. (Commercial Services & Supplies)	152	22,070
Texas Capital Bancshares, Inc.* (Banks)	143	8,624
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)	191	17,371
The Boston Beer Co., Inc.*—Class A (Beverages)	27	8,897
The Brink's Co. (Commercial Services & Supplies)	133	7,143
The Chemours Co. (Chemicals)	432	13,228
The Gap, Inc. (Specialty Retail)	604	6,813
The Goodyear Tire & Rubber Co.* (Auto Components)	809	8,211
The Hanover Insurance Group, Inc. (Insurance)	102	13,783
The Macerich Co. (Equity Real Estate Investment Trusts (REITs))	615	6,925
The Middleby Corp.* (Machinery)	154	20,621
The New York Times Co.—Class A (Media)	471	15,289
The Scotts Miracle-Gro Co.—Class A (Chemicals)	116	5,636
The Timken Co. (Machinery)	189	13,357
The Toro Co. (Machinery)	298	33,733
The Wendy's Co. (Hotels, Restaurants & Leisure)	488	11,043
The Western Union Co. (IT Services)	1,105	15,216
Thor Industries, Inc. (Automobiles)	154	11,625
Toll Brothers, Inc. (Household Durables)	302	15,076
TopBuild Corp.* (Household Durables)	91	14,241
Topgolf Callaway Brands Corp.* (Leisure Products)	397	7,841
Travel + Leisure Co. (Hotels, Restaurants & Leisure)	233	8,481
Trex Co., Inc.* (Building Products)	314	13,292
TripAdvisor, Inc.* (Interactive Media & Services)	300	5,394
UGI Corp. (Gas Utilities)	599	22,204
UMB Financial Corp. (Banks)	124	10,356
Umpqua Holdings Corp. (Banks)	621	11,085
Under Armour, Inc.*—Class A (Textiles, Apparel & Luxury Goods)	540	5,486
Under Armour, Inc.*—Class C (Textiles, Apparel & Luxury Goods)	564	5,031
United Bankshares, Inc. (Banks)	385	15,589
United States Steel Corp. (Metals & Mining)	670	16,784
United Therapeutics Corp.* (Biotechnology)	130	36,152
Univar Solutions, Inc.* (Trading Companies & Distributors)	467	14,851
Universal Display Corp. (Semiconductors & Semiconductor Equipment)	124	13,397
Unum Group (Insurance)	535	21,951
Valley National Bancorp (Banks)	1,202	13,595
Valmont Industries, Inc. (Construction & Engineering)	61	20,171
Valvoline, Inc. (Chemicals)	506	16,522
ViaSat, Inc.* (Communications Equipment)	216	6,836
Vicor Corp.* (Electrical Equipment)	64	3,440
Victoria's Secret & Co.* (Specialty Retail)	232	8,301
Vishay Intertechnology, Inc. (Electronic Equipment, Instruments & Components)	371	8,002
Visteon Corp.* (Auto Components)	81	10,597
Vontier Corp. (Electronic Equipment, Instruments & Components)	452	8,737
Voya Financial, Inc.(a) (Diversified Financial Services)	278	17,094
Washington Federal, Inc. (Thrifts & Mortgage Finance)	187	6,274
Watsco, Inc. (Trading Companies & Distributors)	95	23,692
Watts Water Technologies, Inc.—Class A (Machinery)	78	11,406
Webster Financial Corp. (Banks)	498	23,575
Werner Enterprises, Inc. (Road & Rail)	168	6,764
Westlake Corp. (Chemicals)	99	10,151
WEX, Inc.* (IT Services)	125	20,456
Williams-Sonoma, Inc. (Specialty Retail)	191	21,950
Wingstop, Inc. (Hotels, Restaurants & Leisure)	86	11,835
Wintrust Financial Corp. (Banks)	174	14,706
Wolfspeed, Inc.* (Semiconductors & Semiconductor Equipment)	355	24,509
Woodward, Inc. (Machinery)	172	16,617
World Wrestling Entertainment, Inc.—Class A (Entertainment)	124	8,496
Worthington Industries, Inc. (Metals & Mining)	87	4,325
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)	253	18,041
Xerox Holdings Corp. (Technology Hardware, Storage & Peripherals)	321	4,687
XPO, Inc.* (Air Freight & Logistics)	329	10,952
YETI Holdings, Inc.* (Leisure Products)	247	10,204
Ziff Davis, Inc.* (Interactive Media & Services)	135	10,679
TOTAL COMMON STOCKS (Cost $3,710,024)		5,873,213

Repurchase Agreements(b)(c) (30.0%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $2,518,164	$2,517,000	$2,517,000
TOTAL REPURCHASE AGREEMENTS (Cost $2,517,000)		2,517,000

Collateral for Securities Loaned(d) (0.4%)

	Shares	Value
Invesco Government & Agency Portfolio—Institutional Shares, 4.23%(e)	37,128	$37,128
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $37,128)		37,128
TOTAL INVESTMENT SECURITIES (Cost $6,264,152)—100.3%		8,427,341
Net other assets (liabilities)—(0.3)%		(25,499)
NET ASSETS—100.0%		$8,401,842

See accompanying notes to financial statements.

326 :: ProFund VP UltraMid-Cap :: Financial Statements

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $36,532.
(b)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2022, the aggregate amount held in a segregated account was $1,629,000.
(c)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(d)	Securities were purchased with cash collateral held from securities on loan at December 31, 2022.
(e)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2022.

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini S&P MidCap 400 Futures Contracts	3	3/20/23	$732,780	$(12,559)

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
S&P MidCap 400	Goldman Sachs International	1/27/23	4.83%	$3,733,185	$(14,431)
SPDR S&P MidCap 400 ETF	Goldman Sachs International	1/27/23	4.60%	1,446,744	(3,922)
				$5,179,929	$(18,353)
S&P MidCap 400	UBS AG	1/27/23	4.68%	$3,835,140	$(7,465)
SPDR S&P MidCap 400 ETF	UBS AG	1/27/23	4.63%	1,265,901	(3,435)
				$5,101,041	$(10,900)
				$10,280,970	$(29,253)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraMid-Cap :: 327

ProFund VP UltraMid-Cap invested in the following industries as of December 31, 2022:

	Value	% of Net Assets
Aerospace & Defense	$72,003	0.9%
Air Freight & Logistics	25,424	0.3%
Airlines	6,007	0.1%
Auto Components	84,028	1.0%
Automobiles	27,475	0.3%
Banks	415,752	5.0%
Beverages	27,626	0.3%
Biotechnology	118,113	1.4%
Building Products	152,042	1.8%
Capital Markets	102,035	1.2%
Chemicals	156,952	1.9%
Commercial Services & Supplies	89,277	1.1%
Communications Equipment	49,779	0.6%
Construction & Engineering	128,334	1.5%
Construction Materials	13,949	0.2%
Consumer Finance	26,169	0.3%
Containers & Packaging	54,789	0.7%
Diversified Consumer Services	62,613	0.7%
Diversified Financial Services	35,057	0.4%
Diversified Telecommunication Services	34,709	0.4%
Electric Utilities	86,477	1.1%
Electrical Equipment	119,135	1.4%
Electronic Equipment, Instruments & Components	181,689	2.2%
Energy Equipment & Services	40,005	0.5%
Entertainment	8,496	0.1%
Equity Real Estate Investment Trusts (REITs)	456,360	5.4%
Food & Staples Retailing	92,720	1.1%
Food Products	91,334	1.1%
Gas Utilities	85,453	1.0%
Health Care Equipment & Supplies	202,223	2.4%
Health Care Providers & Services	143,862	1.7%
Health Care Technology	6,454	0.1%
Hotels, Restaurants & Leisure	165,161	2.0%
Household Durables	82,961	1.0%
Household Products	6,375	0.1%
Independent Power and Renewable Electricity Producers	12,107	0.1%
Insurance	236,755	2.9%
Interactive Media & Services	16,073	0.2%
IT Services	131,923	1.6%
Leisure Products	66,811	0.8%
Life Sciences Tools & Services	85,558	1.0%
Machinery	292,668	3.4%
Marine	11,004	0.1%
Media	62,604	0.8%
Metals & Mining	145,702	1.7%
Mortgage Real Estate Investment Trusts (REITs)	28,247	0.3%
Multiline Retail	37,408	0.4%
Multi-Utilities	22,874	0.3%
Oil, Gas & Consumable Fuels	189,291	2.2%
Paper & Forest Products	12,136	0.1%
Personal Products	18,902	0.2%
Pharmaceuticals	41,800	0.5%
Professional Services	109,284	1.3%
Real Estate Management & Development	21,674	0.3%
Road & Rail	92,919	1.1%
Semiconductors & Semiconductor Equipment	155,237	1.8%
Software	170,042	2.0%
Specialty Retail	163,911	2.0%
Technology Hardware, Storage & Peripherals	24,724	0.3%
Textiles, Apparel & Luxury Goods	133,774	1.6%
Thrifts & Mortgage Finance	46,034	0.5%
Trading Companies & Distributors	60,313	0.7%
Water Utilities	32,600	0.4%
Other**	2,528,629	30.1%
Total	$8,401,842	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

328 :: ProFund VP UltraMid-Cap :: Financial Statements

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$6,264,152
Securities, at value(a)	5,910,341
Repurchase agreements, at value	2,517,000
Total Investment Securities, at value	8,427,341
Cash	14,715
Segregated cash balances for futures contracts with brokers	44,550
Dividends and interest receivable	8,104
Prepaid expenses	758
TOTAL ASSETS	8,495,468

LIABILITIES:
Payable for collateral for securities loaned	37,128
Payable for capital shares redeemed	334
Unrealized depreciation on swap agreements	29,253
Variation margin on futures contracts	4,020
Advisory fees payable	5,674
Management services fees payable	756
Administration fees payable	786
Administrative services fees payable	3,114
Distribution fees payable	2,118
Transfer agency fees payable	1,369
Fund accounting fees payable	562
Compliance services fees payable	61
Other accrued expenses	8,451
TOTAL LIABILITIES	93,626
NET ASSETS	$8,401,842

NET ASSETS CONSIST OF:
Capital	$8,899,871
Total distributable earnings (loss)	(498,029)
NET ASSETS	$8,401,842
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	293,003
Net Asset Value (offering and redemption price per share)	$28.67

(a) Includes securities on loan valued at:	$36,532

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends	$109,825
Interest	42,037
Net income from securities lending	1,615
TOTAL INVESTMENT INCOME	153,477

EXPENSES:
Advisory fees	79,810
Management services fees	10,641
Administration fees	10,165
Transfer agency fees	8,646
Administrative services fees	28,935
Distribution fees	26,603
Custody fees	2,198
Fund accounting fees	7,012
Trustee fees	179
Compliance services fees	61
Other fees	9,745
Total Gross Expenses before reductions	183,995
Expenses reduced and reimbursed by the Advisor	(5,219)
TOTAL NET EXPENSES	178,776
NET INVESTMENT INCOME (LOSS)	(25,299)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,078,097
Net realized gains (losses) on futures contracts	68,412
Net realized gains (losses) on swap agreements	(3,268,729)
Change in net unrealized appreciation/depreciation on investment securities	(2,725,747)
Change in net unrealized appreciation/depreciation on futures contracts	(12,559)
Change in net unrealized appreciation/depreciation on swap agreements	(107,102)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(4,967,628)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,992,927)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraMid-Cap :: 329

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(25,299)	$(158,284)
Net realized gains (losses) on investments	(2,122,220)	5,102,458
Change in net unrealized appreciation/depreciation on investments	(2,845,408)	1,521,980
Change in net assets resulting from operations	(4,992,927)	6,466,154

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(4,057,524)	—
Change in net assets resulting from distributions	(4,057,524)	—

CAPITAL TRANSACTIONS:
Proceeds from shares issued	5,212,703	46,261,796
Distributions reinvested	4,057,524	—
Value of shares redeemed	(9,687,753)	(47,580,050)
Change in net assets resulting from capital transactions	(417,526)	(1,318,254)
Change in net assets	(9,467,977)	5,147,900

NET ASSETS:
Beginning of period	17,869,819	12,721,919
End of period	$8,401,842	$17,869,819

SHARE TRANSACTIONS:
Issued	121,821	733,490
Reinvested	130,930	—
Redeemed	(201,407)	(744,151)
Change in shares	51,344	(10,661)

See accompanying notes to financial statements.

330 :: ProFund VP UltraMid-Cap :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$73.95	$50.42	$61.51	$41.62	$79.70

Investment Activities:
Net investment income (loss)(a)	(0.10)	(0.55)	(0.21)	0.06	(0.06)
Net realized and unrealized gains (losses) on investments	(21.97)	24.08	(0.36)	19.83	(13.41)
Total income (loss) from investment activities	(22.07)	23.53	(0.57)	19.89	(13.47)

Distributions to Shareholders From:
Net investment income	—	—	(0.12)	—	—
Net realized gains on investments	(23.21)	—	(10.40)	—	(24.61)
Total distributions	(23.21)	—	(10.52)	—	(24.61)

Net Asset Value, End of Period	$28.67	$73.95	$50.42	$61.51	$41.62

Total Return(b)	(32.17)%	46.67%	5.22%	47.79%	(26.77)%

Ratios to Average Net Assets:
Gross expenses(b)	1.73%	1.69%	1.79%	1.71%	1.68%
Net expenses(b)	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)(b)	(0.24)%	(0.83)%	(0.48)%	0.11%	(0.10)%

Supplemental Data:
Net assets, end of period (000's)	$8,402	$17,870	$12,722	$14,875	$14,676
Portfolio turnover rate(c)	42%	66%	488%	603%	617%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP UltraNasdaq-100 :: 331

ProFund VP UltraNasdaq-100 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Nasdaq-100® Index (the "Index") for a single day, not for any other period. A "single day" is measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation, not for longer periods. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund's stated multiple (2x) times the return of the Fund's Index for the same period. For periods longer than a single day, the Fund will lose money if the Index's performance is flat, and it is possible that the Fund will lose money even if the level of the index rises. For the year ended December 31, 2022, the Fund had a total return of -60.93%. For the same period, the Index had a total return of -32.38%1 and a volatility of 32.52%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice the daily return of the Index. The Index, a modified market capitalization-weighted index, includes 100 of the largest non-financial domestic and international issues listed on Nasdaq.

During the year ended December 31, 2022, the Fund invested in swap agreements and futures contracts in addition to investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraNasdaq-100 from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP UltraNasdaq-100	-60.93%	12.50%	24.72%
Nasdaq-100® Index	-32.38%	12.36%	16.45%

Expense Ratios**

Fund	Gross	Net
ProFund VP UltraNasdaq-100	1.69%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	65%
Futures Contracts	15%
Swap Agreements	120%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Microsoft Corp.	8.2%
Apple, Inc.	7.7%
Alphabet, Inc.	5.0%
Amazon.com, Inc.	4.0%
NVIDIA Corp.	2.2%

Nasdaq-100® Index – Composition

% of Index
Information Technology	51%
Communication Services	16%
Consumer Discretionary	14%
Health Care	7%
Consumer Staples	7%
Industrials	4%
Utilities	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

332 :: ProFund VP UltraNasdaq-100 :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2022

Common Stocks (65.4%)

	Shares	Value
Activision Blizzard, Inc. (Entertainment)	3,973	$304,133
Adobe, Inc.* (Software)	2,357	793,201
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	8,183	530,013
Airbnb, Inc.*—Class A (Hotels, Restaurants & Leisure)	2,023	172,967
Align Technology, Inc.* (Health Care Equipment & Supplies)	397	83,727
Alphabet, Inc.*—Class A (Interactive Media & Services)	23,811	2,100,845
Alphabet, Inc.*—Class C (Interactive Media & Services)	23,804	2,112,129
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	39,899	3,351,516
American Electric Power Co., Inc. (Electric Utilities)	2,608	247,630
Amgen, Inc. (Biotechnology)	2,707	710,967
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	2,583	423,689
ANSYS, Inc.* (Software)	442	106,783
Apple, Inc. (Technology Hardware, Storage & Peripherals)	50,041	6,501,827
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	4,364	424,966
ASML Holding N.V.NYS (Semiconductors & Semiconductor Equipment)	449	245,334
AstraZeneca PLCADR (Pharmaceuticals)	3,103	210,383
Atlassian Corp.*—Class A (Software)	753	96,896
Autodesk, Inc.* (Software)	1,094	204,436
Automatic Data Processing, Inc. (IT Services)	2,105	502,800
Baker Hughes Co. (Energy Equipment & Services)	5,084	150,130
Biogen, Inc.* (Biotechnology)	731	202,429
Booking Holdings, Inc.* (Hotels, Restaurants & Leisure)	195	392,980
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	2,055	1,149,012
Cadence Design Systems, Inc.* (Software)	1,392	223,611
Charter Communications, Inc.*—Class A (Media)	791	268,228
Cintas Corp. (Commercial Services & Supplies)	516	233,036
Cisco Systems, Inc. (Communications Equipment)	20,848	993,199
Cognizant Technology Solutions Corp.—Class A (IT Services)	2,611	149,323
Comcast Corp.—Class A (Media)	21,892	765,563
Constellation Energy Corp. (Electric Utilities)	1,659	143,022
Copart, Inc.* (Commercial Services & Supplies)	2,419	147,293
CoStar Group, Inc.* (Professional Services)	2,065	159,583
Costco Wholesale Corp. (Food & Staples Retailing)	2,244	1,024,386
Crowdstrike Holdings, Inc.*—Class A (Software)	1,108	116,661
CSX Corp. (Road & Rail)	10,670	330,556
Datadog, Inc.*—Class A (Software)	1,484	109,074
DexCom, Inc.* (Health Care Equipment & Supplies)	1,961	222,064
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	893	122,145
Dollar Tree, Inc.* (Multiline Retail)	1,123	158,837
eBay, Inc. (Internet & Direct Marketing Retail)	2,756	114,291
Electronic Arts, Inc. (Entertainment)	1,402	171,296
Enphase Energy, Inc.* (Semiconductors & Semiconductor Equipment)	690	182,822
Exelon Corp. (Electric Utilities)	5,046	218,139
Fastenal Co. (Trading Companies & Distributors)	2,910	137,701
Fiserv, Inc.* (IT Services)	3,223	325,749
Fortinet, Inc.* (Software)	3,966	193,898
Gilead Sciences, Inc. (Biotechnology)	6,365	546,435
GLOBALFOUNDRIES, Inc.*(a) (Semiconductors & Semiconductor Equipment)	2,768	149,168
Honeywell International, Inc. (Industrial Conglomerates)	3,410	730,763
IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	419	170,935
Illumina, Inc.* (Life Sciences Tools & Services)	800	161,760
Intel Corp. (Semiconductors & Semiconductor Equipment)	20,942	553,497
Intuit, Inc. (Software)	1,424	554,249
Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	1,794	476,038
JD.com, Inc.ADR (Internet & Direct Marketing Retail)	2,467	138,473
Keurig Dr Pepper, Inc. (Beverages)	7,189	256,360
KLA Corp. (Semiconductors & Semiconductor Equipment)	719	271,085
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	692	290,848
Lucid Group, Inc.*(a) (Automobiles)	8,528	58,246
Lululemon Athletica, Inc.* (Textiles, Apparel & Luxury Goods)	621	198,956
Marriott International, Inc.—Class A (Hotels, Restaurants & Leisure)	1,606	239,117
Marvell Technology, Inc. (Semiconductors & Semiconductor Equipment)	4,330	160,383
Mercadolibre, Inc.* (Internet & Direct Marketing Retail)	254	214,945
Meta Platforms, Inc.*—Class A (Interactive Media & Services)	11,409	1,372,959

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraNasdaq-100 :: 333

Common Stocks, continued

	Shares	Value
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	2,792	$196,138
Micron Technology, Inc. (Semiconductors & Semiconductor Equipment)	5,519	275,840
Microsoft Corp. (Software)	29,033	6,962,694
Moderna, Inc.* (Biotechnology)	1,950	350,259
Mondelez International, Inc.—Class A (Food Products)	6,932	462,018
Monster Beverage Corp.* (Beverages)	2,646	268,648
Netflix, Inc.* (Entertainment)	2,257	665,545
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	12,482	1,824,119
NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment)	1,314	207,651
Old Dominion Freight Line, Inc. (Road & Rail)	561	159,201
O'Reilly Automotive, Inc.* (Specialty Retail)	316	266,714
PACCAR, Inc. (Machinery)	1,764	174,583
Palo Alto Networks, Inc.* (Software)	1,533	213,915
Paychex, Inc. (IT Services)	1,829	211,359
PayPal Holdings, Inc.* (IT Services)	5,787	412,150
PepsiCo, Inc. (Beverages)	6,990	1,262,814
Pinduoduo, Inc.*ADR (Internet & Direct Marketing Retail)	2,377	193,844
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	5,689	625,449
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	543	391,769
Rivian Automotive, Inc.*—Class A (Automobiles)	4,636	85,441
Ross Stores, Inc. (Specialty Retail)	1,760	204,283
Seagen, Inc.* (Biotechnology)	942	121,056
Sirius XM Holdings, Inc.(a) (Media)	19,737	115,264
Starbucks Corp. (Hotels, Restaurants & Leisure)	5,824	577,740
Synopsys, Inc.* (Software)	776	247,769
Tesla, Inc.* (Automobiles)	12,349	1,521,151
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	4,606	761,003
The Kraft Heinz Co. (Food Products)	6,219	253,175
T-Mobile U.S., Inc.* (Wireless Telecommunication Services)	6,313	883,820
Verisk Analytics, Inc. (Professional Services)	795	140,254
Vertex Pharmaceuticals, Inc.* (Biotechnology)	1,301	375,703
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	4,392	164,085
Warner Bros Discovery, Inc.* (Entertainment)	12,327	116,860
Workday, Inc.*—Class A (Software)	1,024	171,346
Xcel Energy, Inc. (Electric Utilities)	2,777	194,695
Zoom Video Communications, Inc.*—Class A (Software)	1,248	84,540
Zscaler, Inc.* (Software)	733	82,023
TOTAL COMMON STOCKS (Cost $15,444,933)		55,298,405

Repurchase Agreements(b)(c) (17.2%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $14,576,738	$14,570,000	$14,570,000
TOTAL REPURCHASE AGREEMENTS (Cost $14,570,000)		14,570,000

Collateral for Securities Loaned(d) (0.4%)

	Shares	Value
Invesco Government & Agency Portfolio—Institutional Shares, 4.23%(e)	325,444	$325,444
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $325,444)		325,444
TOTAL INVESTMENT SECURITIES (Cost $30,340,377)—83.0%		70,193,849
Net other assets (liabilities)—17.0%		14,334,102
NET ASSETS—100.0%		$84,527,951

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $321,145.
(b)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2022, the aggregate amount held in a segregated account was $10,148,000.
(c)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(d)	Securities were purchased with cash collateral held from securities on loan at December 31, 2022.
(e)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2022.
ADR	American Depositary Receipt
NYS	New York Shares

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini Nasdaq-100 Futures Contracts	58	3/20/23	$12,785,810	$(619,729)

See accompanying notes to financial statements.

334 :: ProFund VP UltraNasdaq-100 :: Financial Statements

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Invesco QQQ Trust, Series 1 ETF	Goldman Sachs International	1/27/23	4.73%	$19,636,741	$203,031
Nasdaq-100 Index	Goldman Sachs International	1/27/23	4.93%	37,485,088	379,214
				$57,121,829	$582,245
Invesco QQQ Trust, Series 1 ETF	UBS AG	1/27/23	4.73%	$12,429,639	$82,194
Nasdaq-100 Index	UBS AG	1/27/23	5.13%	32,124,605	333,423
				$44,554,244	$415,617
				$101,676,073	$997,862

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP UltraNasdaq-100 invested in the following industries as of December 31, 2022:

	Value	% of Net Assets
Automobiles	$1,664,838	2.0%
Beverages	1,787,822	2.2%
Biotechnology	2,698,618	3.3%
Commercial Services & Supplies	380,329	0.4%
Communications Equipment	993,199	1.2%
Electric Utilities	803,486	1.0%
Energy Equipment & Services	150,130	0.2%
Entertainment	1,257,834	1.5%
Food & Staples Retailing	1,188,471	1.4%
Food Products	715,193	0.8%
Health Care Equipment & Supplies	952,764	1.1%
Hotels, Restaurants & Leisure	1,382,804	1.6%
Industrial Conglomerates	730,763	0.8%
Interactive Media & Services	5,585,933	6.6%
Internet & Direct Marketing Retail	4,013,069	4.7%
IT Services	1,601,381	1.9%
Life Sciences Tools & Services	161,760	0.2%
Machinery	174,583	0.2%
Media	1,149,055	1.4%
Multiline Retail	158,837	0.2%
Oil, Gas & Consumable Fuels	122,145	0.1%
Pharmaceuticals	210,383	0.2%
Professional Services	299,837	0.4%
Road & Rail	489,757	0.6%
Semiconductors & Semiconductor Equipment	8,271,017	9.8%
Software	10,161,096	11.9%
Specialty Retail	470,997	0.6%
Technology Hardware, Storage & Peripherals	6,501,827	7.7%
Textiles, Apparel & Luxury Goods	198,956	0.2%
Trading Companies & Distributors	137,701	0.2%
Wireless Telecommunication Services	883,820	1.0%
Other**	29,229,546	34.6%
Total	$84,527,951	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraNasdaq-100 :: 335

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$30,340,377
Securities, at value(a)	55,623,849
Repurchase agreements, at value	14,570,000
Total Investment Securities, at value	70,193,849
Cash	301,793
Segregated cash balances for futures contracts with brokers	1,008,040
Segregated cash balances for swap agreements with custodian	903
Dividends and interest receivable	29,708
Unrealized appreciation on swap agreements	997,862
Receivable for capital shares issued	12,625,145
Prepaid expenses	391
TOTAL ASSETS	85,157,691

LIABILITIES:
Payable for collateral for securities loaned	325,444
Payable for capital shares redeemed	25,438
Variation margin on futures contracts	12,180
Advisory fees payable	42,520
Management services fees payable	5,669
Administration fees payable	7,886
Administrative services fees payable	42,252
Distribution fees payable	44,140
Transfer agency fees payable	13,628
Fund accounting fees payable	4,482
Compliance services fees payable	667
Other accrued expenses	105,434
TOTAL LIABILITIES	629,740
NET ASSETS	$84,527,951

NET ASSETS CONSIST OF:
Capital	$133,485,246
Total distributable earnings (loss)	(48,957,295)
NET ASSETS	$84,527,951
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	5,885,132
Net Asset Value (offering and redemption price per share)	$14.36

(a) Includes securities on loan valued at:	$321,145

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends	$788,248
Interest	457,666
Foreign tax withholding	(991)
Net income from securities lending	13,818
TOTAL INVESTMENT INCOME	1,258,741

EXPENSES:
Advisory fees	950,471
Management services fees	126,729
Administration fees	121,410
Transfer agency fees	101,712
Administrative services fees	322,311
Distribution fees	316,824
Custody fees	47,734
Fund accounting fees	66,107
Trustee fees	2,136
Compliance services fees	667
Other fees	185,405
Total Gross Expenses before reductions	2,241,506
Expenses reduced and reimbursed by the Advisor	(112,448)
TOTAL NET EXPENSES	2,129,058
NET INVESTMENT INCOME (LOSS)	(870,317)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	13,645,497
Net realized gains (losses) on futures contracts	(5,545,055)
Net realized gains (losses) on swap agreements	(95,701,890)
Change in net unrealized appreciation/depreciation on investment securities	(61,271,131)
Change in net unrealized appreciation/depreciation on futures contracts	(619,523)
Change in net unrealized appreciation/depreciation on swap agreements	6,543,093
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(142,949,009)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(143,819,326)

See accompanying notes to financial statements.

336 :: ProFund VP UltraNasdaq-100 :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(870,317)	$(2,794,460)
Net realized gains (losses) on investments	(87,601,448)	76,851,646
Change in net unrealized appreciation/depreciation on investments	(55,347,561)	27,817,509
Change in net assets resulting from operations	(143,819,326)	101,874,695

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(73,707,166)	(55,696,682)
Change in net assets resulting from distributions	(73,707,166)	(55,696,682)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	783,033,939	801,378,690
Distributions reinvested	73,707,166	55,664,279
Value of shares redeemed	(822,920,752)	(841,566,970)
Change in net assets resulting from capital transactions	33,820,353	15,475,999
Change in net assets	(183,706,139)	61,654,012

NET ASSETS:
Beginning of period	268,234,090	206,580,078
End of period	$84,527,951	$268,234,090

SHARE TRANSACTIONS:
Issued	27,310,466	8,971,821
Reinvested	3,774,048	861,676
Redeemed	(27,899,976)	(9,357,371)
Change in shares	3,184,538	476,126

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP UltraNasdaq-100 :: 337

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020(a)	Year Ended Dec. 31, 2019(a)	Year Ended Dec. 31, 2018(a)
Net Asset Value, Beginning of Period	$99.32	$92.87	$61.10	$34.00	$56.77

Investment Activities:
Net investment income (loss)(b)	(0.21)	(1.08)	(0.76)	(0.12)	(0.21)
Net realized and unrealized gains (losses) on investments	(51.50)	35.05	52.59	27.22	1.11
Total income (loss) from investment activities	(51.71)	33.97	51.83	27.10	0.90

Distributions to Shareholders From:
Net realized gains on investments	(33.25)	(27.52)	(20.06)	—	(23.67)

Net Asset Value, End of Period	$14.36	$99.32	$92.87	$61.10	$34.00

Total Return(c)	(60.93)%	52.51%	86.30%	79.66%	(9.63)%

Ratios to Average Net Assets:
Gross expenses(c)	1.77%	1.69%	1.74%	1.76%	1.74%
Net expenses(c)	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)(c)	(0.69)%	(1.20)%	(1.05)%	(0.25)%	(0.40)%

Supplemental Data:
Net assets, end of period (000's)	$84,528	$268,234	$206,580	$119,521	$82,454
Portfolio turnover rate(d)	25%	20%	55%	44%	29%

(a)	As described in Note 8, share amounts have been adjusted for 2:1 share split that occurred on December 14, 2020.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

338 :: ProFund VP UltraShort Dow 30 :: Management Discussion of Fund Performance

ProFund VP UltraShort Dow 30 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the Dow Jones Industrial Average® (the "Index") for a single day, not for any other period. A "single day" is measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund's stated multiple (-2x) times the return of the Fund's Index for the same period. For periods longer than a single day, the Fund will lose money if the Index's performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2022, the Fund had a total return of 6.72%. For the same period, the Index had a total return of -6.86%1 and a volatility of 19.82%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to twice the inverse of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice the inverse of the daily return of the Index. The Index is a price-weighted index. The Index includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors, and accurately represents the sectors covered by the average. The Index is not limited to traditionally defined industrial stocks. Instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment, and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component's core business. When such an event necessitates that one component be replaced, the entire Index is reviewed.

During the year ended December 31, 2022, the Fund invested in swap agreements as a substitute for shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraShort Dow 30 from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP UltraShort Dow 30	6.72%	-24.80%	-27.97%
Dow Jones Industrial Average®	-6.86%	8.38%	12.30%

Expense Ratios**

Fund	Gross	Net
ProFund VP UltraShort Dow 30	1.41%	1.41%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200)%
Total Exposure	(200)%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP UltraShort Dow 30 primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Dow Jones Industrial Average® – Composition

% of Index
Health Care	21%
Information Technology	18%
Financials	16%
Industrials	15%
Consumer Discretionary	14%
Consumer Staples	8%
Energy	4%
Communication Services	3%
Materials	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP UltraShort Dow 30 :: 339

Schedule of Portfolio Investments :: December 31, 2022

Repurchase Agreements(a) (95.8%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rate 4.20%, dated 12/30/22, due 1/3/23, total to be received $4,002	$4,000	$4,000
TOTAL REPURCHASE AGREEMENTS (Cost $4,000)		4,000
TOTAL INVESTMENT SECURITIES (Cost $4,000)—95.8%		4,000
Net other assets (liabilities)—4.2%		176
NET ASSETS—100.0%		$4,176

(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements—Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones Industrial Average	Goldman Sachs International	1/27/23	(4.68)%	$(5,888)	$16
Dow Jones Industrial Average	UBS AG	1/27/23	(4.53)%	(2,463)	8
				$(8,351)	$24

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

340 :: ProFund VP UltraShort Dow 30 :: Financial Statements

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$4,000
Repurchase agreements, at value	4,000
Total Investment Securities, at value	4,000
Cash	160
Interest receivable	1
Unrealized appreciation on swap agreements	24
Prepaid expenses	—	(a)
TOTAL ASSETS	4,185

LIABILITIES:
Advisory fees payable	3
Management services fees payable	—	(a)
Administration fees payable	—	(a)
Administrative services fees payable	—	(a)
Distribution fees payable	1
Transfer agency fees payable	1
Fund accounting fees payable	—	(a)
Compliance services fees payable	—	(a)
Other accrued expenses	4
TOTAL LIABILITIES	9
NET ASSETS	$4,176

NET ASSETS CONSIST OF:
Capital	$972,801
Total distributable earnings (loss)	(968,625)
NET ASSETS	$4,176
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,051
Net Asset Value (offering and redemption price per share)	$3.97

(a)  Amount is less than $0.50.

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Interest	$68

EXPENSES:
Advisory fees	34
Management services fees	4
Administration fees	4
Transfer agency fees	4
Administrative services fees	1
Distribution fees	11
Custody fees	1
Fund accounting fees	3
Trustee fees	—	(a)
Compliance services fees	—	(a)
Other fees	1
Total Gross Expenses before reductions	63
Fees paid indirectly	(1)
TOTAL NET EXPENSES	62
NET INVESTMENT INCOME (LOSS)	6

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	252
Change in net unrealized appreciation/depreciation on swap agreements	32
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	284
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$290

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraShort Dow 30 :: 341

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$6	$(203)
Net realized gains (losses) on investments	252	(13,980)
Change in net unrealized appreciation/depreciation on investments	32	80
Change in net assets resulting from operations	290	(14,103)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	—	(109,160)
Change in net assets resulting from distributions	—	(109,160)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	—	2,010,525
Distributions reinvested	—	4,415
Value of shares redeemed	(218)	(1,894,037)
Change in net assets resulting from capital transactions	(218)	120,903
Change in net assets	72	(2,360)

NET ASSETS:
Beginning of period	4,104	6,464
End of period	$4,176	$4,104

SHARE TRANSACTIONS:
Issued	—	246,164
Reinvested	—	1,027
Redeemed	(52)	(246,176)
Change in shares	(52)	1,015

See accompanying notes to financial statements.

342 :: ProFund VP UltraShort Dow 30 :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021		Year Ended Dec. 31, 2020(a)	Year Ended Dec. 31, 2019(a)(b)	Year Ended Dec. 31, 2018(a)(b)
Net Asset Value, Beginning of Period	$3.72	$73.45		$147.61	$256.37	$250.06

Investment Activities:
Net investment income (loss)(c)	0.01	(0.09)		(1.40)	1.60	1.34
Net realized and unrealized gains (losses) on investments	0.24	(19.00)		(64.52)	(95.56)	4.97
Total income (loss) from investment activities	0.25	(19.09)		(65.92)	(93.96)	6.31

Distributions to Shareholders From:
Net investment income	—	—		(8.24)	(6.30)	—
Net realized gains on investments	—	(50.64)		—	(8.50)	—
Total distributions	—	(50.64)		(8.24)	(14.80)	—

Net Asset Value, End of Period	$3.97	$3.72		$73.45	$147.61	$256.37

Total Return(d)	6.72%	(35.11	)%(e)	(45.44)%	(37.95)%	2.56%

Ratios to Average Net Assets:
Gross expenses(d)	1.37%	1.41%		1.46%	1.48%	1.61%
Net expenses(d)	1.35%	1.41%		1.46%	1.45%	1.26%
Net investment income (loss)(d)	0.13%	(1.41)%		(1.28)%	0.83%	0.59%

Supplemental Data:
Net assets, end of period (000's)	$4	$4		$6	$3	$6
Portfolio turnover rate(f)	—	—		—	—	—

(a)	As described in Note 8, share amounts have been adjusted for 1:5 reverse share split that occurred on December 14, 2020.
(b)	As described in Note 8, share amounts have been adjusted for 1:8 reverse share split that occurred on November 18, 2019.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(e)	During the year ended December 31, 2021, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 0.40%.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP UltraShort Nasdaq-100 :: 343

ProFund VP UltraShort Nasdaq-100 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the Nasdaq-100® Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund’s stated multiple (-2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2022, the Fund had a total return of 56.04%. For the same period, the Index had a total return of -32.38%1 and a volatility of 32.52%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to twice the inverse of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice the inverse of the daily return of the Index. The Index, a modified market capitalization-weighted index, includes 100 of the largest non-financial domestic and international issues listed on Nasdaq.

During the year ended December 31, 2022, the Fund invested in swap agreements and futures contracts as a substitute for shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraShort Nasdaq-100 from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP UltraShort Nasdaq-100	56.04%	-35.50%	-35.78%
Nasdaq-100® Index	-32.38%	12.36%	16.45%

Expense Ratios**

Fund	Gross	Net
ProFund VP UltraShort Nasdaq-100	1.74%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(201)%
Total Exposure	(201)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP UltraShort Nasdaq-100 primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Nasdaq-100® Index – Composition

% of Index
Information Technology	51%
Communication Services	16%
Consumer Discretionary	14%
Health Care	7%
Consumer Staples	7%
Industrials	4%
Utilities	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

344 :: ProFund VP UltraShort Nasdaq-100 :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2022

Repurchase Agreements(a)(b) (327.3%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $15,272,059	$15,265,000	$15,265,000
TOTAL REPURCHASE AGREEMENTS (Cost $15,265,000)		15,265,000
TOTAL INVESTMENT SECURITIES (Cost $15,265,000)—327.3%		15,265,000
Net other assets (liabilities)—(227.3)%(c)		(10,600,856)
NET ASSETS—100.0%		$4,664,144

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2022, the aggregate amount held in a segregated account was $3,558,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(c)	Amount includes $10,749,782 of net capital share redemptions.

Total Return Swap Agreements—Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Nasdaq-100 Index	Goldman Sachs International	1/27/23	(4.68)%	$(4,887,571)	$(59,198)
Nasdaq-100 Index	UBS AG	1/27/23	(4.48)%	(4,498,942)	(49,947)
				$(9,386,513)	$(109,145)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraShort Nasdaq-100 :: 345

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$15,265,000
Repurchase agreements, at value	15,265,000
Total Investment Securities, at value	15,265,000
Cash	164
Interest receivable	3,530
Receivable from counterparties to swap agreements	269,455
Prepaid expenses	13
TOTAL ASSETS	15,538,162

LIABILITIES:
Payable for capital shares redeemed	10,749,782
Unrealized depreciation on swap agreements	109,145
Advisory fees payable	3,377
Management services fees payable	450
Administration fees payable	441
Administrative services fees payable	2,454
Distribution fees payable	3,068
Transfer agency fees payable	653
Fund accounting fees payable	249
Compliance services fees payable	37
Other accrued expenses	4,362
TOTAL LIABILITIES	10,874,018
NET ASSETS	$4,664,144

NET ASSETS CONSIST OF:
Capital	$10,185,318
Total distributable earnings (loss)	(5,521,174)
NET ASSETS	$4,664,144
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	279,875
Net Asset Value (offering and redemption price per share)	$16.67

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Interest	$84,055

EXPENSES:
Advisory fees	39,993
Management services fees	5,332
Administration fees	4,968
Transfer agency fees	4,522
Administrative services fees	10,665
Distribution fees	13,331
Custody fees	3,385
Fund accounting fees	2,918
Trustee fees	97
Compliance services fees	46
Other fees	7,812
Recoupment of prior expenses reduced by the Advisor	375
Total Gross Expenses before reductions	93,444
Expenses reduced and reimbursed by the Advisor	(3,860)
TOTAL NET EXPENSES	89,584
NET INVESTMENT INCOME (LOSS)	(5,529)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on futures contracts	(22,606)
Net realized gains (losses) on swap agreements	(10,443)
Change in net unrealized appreciation/depreciation on swap agreements	(120,025)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(153,074)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(158,603)

See accompanying notes to financial statements.

346 :: ProFund VP UltraShort Nasdaq-100 :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(5,529)	$(25,883)
Net realized gains (losses) on investments	(33,049)	(339,086)
Change in net unrealized appreciation/depreciation on investments	(120,025)	12,461
Change in net assets resulting from operations	(158,603)	(352,508)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	—	(2,439,139)
Change in net assets resulting from distributions	—	(2,439,139)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	525,224,249	242,521,359
Distributions reinvested	—	2,439,139
Value of shares redeemed	(520,850,076)	(241,957,148)
Change in net assets resulting from capital transactions	4,374,173	3,003,350
Change in net assets	4,215,570	211,703

NET ASSETS:
Beginning of period	448,574	236,871
End of period	$4,664,144	$448,574

SHARE TRANSACTIONS:
Issued	36,104,154	15,773,081
Reinvested	—	134,218
Redeemed	(35,866,332)	(15,876,300)
Change in shares	237,822	30,999

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP UltraShort Nasdaq-100 :: 347

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020(a)	Year Ended Dec. 31, 2019(a)	Year Ended Dec. 31, 2018(a)
Net Asset Value, Beginning of Period	$10.67	$21.43	$76.07	$155.01	$175.32

Investment Activities:
Net investment income (loss)(b)	(0.02)	(0.25)	(0.59)	0.52	0.52
Net realized and unrealized gains (losses) on investments	6.02 (c)	(7.77)	(53.72)	(78.58)	(20.83)
Total income (loss) from investment activities	6.00	(8.02)	(54.31)	(78.06)	(20.31)

Distributions to Shareholders From:
Net investment income	—	—	(0.33)	(0.88)	—
Net realized gains on investments	—	(2.74)	—	—	—
Total distributions	—	(2.74)	(0.33)	(0.88)	—

Net Asset Value, End of Period	$16.67	$10.67	$21.43	$76.07	$155.01

Total Return(d)	56.04%	(42.71)%	(71.46)%	(50.50)%	(11.59)%

Ratios to Average Net Assets:
Gross expenses(d)	1.75%	1.74%	1.78%	1.68%	1.66%
Net expenses(d)	1.68%	1.68%	1.68%	1.67%	1.66%
Net investment income (loss)(d)	(0.10)%	(1.68)%	(1.49)%	0.50%	0.40%

Supplemental Data:
Net assets, end of period (000’s)	$4,664	$449	$237	$1,026	$666
Portfolio turnover rate(e)	—	—	—	—	—

(a)	As described in Note 8, share amounts have been adjusted for 1:4 reverse share split that occurred on December 14, 2020.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

348 :: ProFund VP UltraSmall-Cap :: Management Discussion of Fund Performance

ProFund VP UltraSmall-Cap (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Russell 2000® Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the index rises. For the year ended December 31, 2022, the Fund had a total return of -43.68%. For the same period, the Index had a total return of -20.44%1 and a volatility of 28.15%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2,000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended December 31, 2022, the Fund invested in swap agreements and futures contracts in addition to investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraSmall-Cap from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP UltraSmall-Cap	-43.68%	-2.75%	10.04%
Russell 2000® Index	-20.44%	4.13%	9.01%

Expense Ratios**

Fund	Gross	Net
ProFund VP UltraSmall-Cap	1.72%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	78%
Futures Contracts	11%
Swap Agreements	110%
Total Exposure	199%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Halozyme Therapeutics, Inc.	0.3%
Shockwave Medical, Inc.	0.2%
Inspire Medical Systems, Inc.	0.2%
EMCOR Group, Inc.	0.2%
Crocs, Inc.	0.2%

Russell 2000® Index – Composition

% of Index
Financials	17%
Health Care	16%
Industrials	16%
Information Technology	13%
Consumer Discretionary	10%
Energy	7%
Real Estate	6%
Materials	4%
Consumer Staples	4%
Utilities	4%
Communication Services	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP UltraSmall-Cap :: 349

Schedule of Portfolio Investments :: December 31, 2022

Common Stocks (77.9%)

	Shares	Value
1-800-Flowers.com, Inc.*—Class A (Internet & Direct Marketing Retail)	115	$1,099
1Life Healthcare, Inc.* (Health Care Providers & Services)	774	12,934
1st Source Corp. (Banks)	70	3,716
1stdibs.com, Inc.* (Internet & Direct Marketing Retail)	101	513
22nd Century Group, Inc.* (Tobacco)	695	640
23andMe Holding Co.*—Class A (Life Sciences Tools & Services)	1,109	2,395
2seventy bio, Inc.* (Biotechnology)	160	1,499
2U, Inc.* (Diversified Consumer Services)	325	2,038
3D Systems Corp.* (Technology Hardware, Storage & Peripherals)	544	4,026
4D Molecular Therapeutics, Inc.* (Biotechnology)	128	2,843
5E Advanced Materials, Inc.*(a) (Metals & Mining)	165	1,300
8x8, Inc.* (Software)	479	2,069
908 Devices, Inc.* (Electronic Equipment, Instruments & Components)	94	716
A10 Networks, Inc. (Software)	274	4,557
Aadi Bioscience, Inc.* (Pharmaceuticals)	62	795
AAON, Inc. (Building Products)	188	14,160
AAR Corp.* (Aerospace & Defense)	146	6,555
Aaron’s Co., Inc. (The) (Specialty Retail)	130	1,554
AbCellera Biologics, Inc.* (Life Sciences Tools & Services)	889	9,006
Abercrombie & Fitch Co.* (Specialty Retail)	210	4,811
ABM Industries, Inc. (Commercial Services & Supplies)	285	12,661
Absci Corp.* (Life Sciences Tools & Services)	226	475
Academy Sports & Outdoors, Inc. (Leisure Products)	333	17,495
ACADIA Pharmaceuticals, Inc.* (Biotechnology)	516	8,215
Acadia Realty Trust (Equity Real Estate Investment Trusts (REITs))	401	5,754
Accel Entertainment, Inc.* (Hotels, Restaurants & Leisure)	240	1,848
ACCO Brands Corp. (Commercial Services & Supplies)	395	2,208
Accolade, Inc.* (Health Care Technology)	282	2,197
ACI Worldwide, Inc.* (Software)	481	11,063
Aclaris Therapeutics, Inc.* (Pharmaceuticals)	278	4,379
ACM Research, Inc.*—Class A (Semiconductors & Semiconductor Equipment)	207	1,596
ACNB Corp. (Banks)	36	1,433
Acushnet Holdings Corp. (Leisure Products)	143	6,072
ACV Auctions, Inc.*—Class A (Commercial Services & Supplies)	507	4,162
AdaptHealth Corp.* (Health Care Providers & Services)	310	5,958
Adaptive Biotechnologies Corp.* (Life Sciences Tools & Services)	479	3,660
Addus HomeCare Corp.* (Health Care Providers & Services)	67	6,666
Adeia, Inc. (Software)	447	4,238
Adicet Bio, Inc.* (Pharmaceuticals)	130	1,162
Adient PLC* (Auto Components)	408	14,154
ADMA Biologics, Inc.* (Biotechnology)	798	3,096
Adtalem Global Education, Inc.* (Diversified Consumer Services)	192	6,816
AdTheorent Holding Co., Inc.* (Media)	158	262
ADTRAN Holdings, Inc. (Communications Equipment)	329	6,182
Advanced Energy Industries, Inc. (Electronic Equipment, Instruments & Components)	161	13,811
AdvanSix, Inc. (Chemicals)	114	4,334
Advantage Solutions, Inc.* (Media)	354	736
Aemetis, Inc.* (Oil, Gas & Consumable Fuels)	129	511
Aerojet Rocketdyne Holdings, Inc.* (Aerospace & Defense)	341	19,072
Aerovate Therapeutics, Inc.* (Biotechnology)	40	1,172
AeroVironment, Inc.* (Aerospace & Defense)	106	9,080
AerSale Corp.* (Aerospace & Defense)	89	1,444
Aeva Technologies, Inc.* (Electronic Equipment, Instruments & Components)	416	566
AEye, Inc.* (Electronic Equipment, Instruments & Components)	439	211
AFC Gamma, Inc. (Mortgage Real Estate Investment Trusts (REITs))	70	1,101
Affimed N.V.* (Biotechnology)	625	775
Agenus, Inc.* (Biotechnology)	1,308	3,139
Agiliti, Inc.* (Health Care Providers & Services)	120	1,957
Agilysys, Inc.* (Software)	85	6,727
Agios Pharmaceuticals, Inc.* (Biotechnology)	235	6,599
Agree Realty Corp. (Equity Real Estate Investment Trusts (REITs))	376	26,669
Air Transport Services Group, Inc.* (Air Freight & Logistics)	248	6,443
AirSculpt Technologies, Inc. (Health Care Providers & Services)	53	196
aka Brands Holding Corp.* (Internet & Direct Marketing Retail)	48	61
Akero Therapeutics, Inc.* (Biotechnology)	150	8,220
Akoustis Technologies, Inc.* (Electronic Equipment, Instruments & Components)	229	646
Akoya Biosciences, Inc.* (Life Sciences Tools & Services)	68	651
Alamo Group, Inc. (Machinery)	43	6,089
Alarm.com Holdings, Inc.* (Software)	207	10,242
Albany International Corp.—Class A (Machinery)	134	13,211
Albireo Pharma, Inc.* (Biotechnology)	78	1,686
Alector, Inc.* (Biotechnology)	267	2,464
Alerus Financial Corp. (Diversified Financial Services)	65	1,518
Alexander & Baldwin, Inc. (Equity Real Estate Investment Trusts (REITs))	312	5,844
Alexander’s, Inc. (Equity Real Estate Investment Trusts (REITs))	10	2,201
Alico, Inc. (Food Products)	27	644
Alight, Inc.*—Class A (Professional Services)	1,458	12,189
Alignment Healthcare, Inc.* (Health Care Providers & Services)	422	4,963
Alkami Technology, Inc.* (Software)	155	2,261
Alkermes PLC* (Biotechnology)	701	18,317

See accompanying notes to financial statements.

350  :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Allbirds, Inc.*—Class A (Textiles, Apparel & Luxury Goods)	414	$1,002
Allegiant Travel Co.* (Airlines)	68	4,623
ALLETE, Inc. (Electric Utilities)	246	15,869
Allied Motion Technologies, Inc. (Electrical Equipment)	57	1,984
Allogene Therapeutics, Inc.* (Biotechnology)	343	2,157
Allovir, Inc.* (Biotechnology)	133	682
Alpha & Omega Semiconductor, Ltd.* (Semiconductors & Semiconductor Equipment)	95	2,714
Alpha Metallurgical Resources, Inc. (Metals & Mining)	66	9,662
Alpha Teknova, Inc.* (Biotechnology)	27	152
Alphatec Holdings, Inc.* (Health Care Equipment & Supplies)	311	3,841
Alpine Immune Sciences, Inc.* (Biotechnology)	97	713
Alta Equipment Group, Inc. (Trading Companies & Distributors)	89	1,174
Altair Engineering, Inc.*—Class A (Software)	223	10,140
Alto Ingredients, Inc.* (Oil, Gas & Consumable Fuels)	310	893
Altra Industrial Motion Corp. (Machinery)	279	16,670
Altus Power, Inc.* (Independent Power and Renewable Electricity Producers)	185	1,206
ALX Oncology Holdings, Inc.* (Biotechnology)	92	1,037
Amalgamated Financial Corp. (Banks)	76	1,751
A-Mark Precious Metals, Inc. (Diversified Financial Services)	79	2,744
Ambac Financial Group, Inc.* (Insurance)	190	3,314
Ambarella, Inc.* (Semiconductors & Semiconductor Equipment)	156	12,828
AMC Networks, Inc.*—Class A (Media)	130	2,037
Amerant Bancorp, Inc. (Banks)	119	3,194
Ameresco, Inc.*—Class A (Construction & Engineering)	137	7,828
American Assets Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	212	5,618
American Axle & Manufacturing Holdings, Inc.* (Auto Components)	486	3,801
American Eagle Outfitters, Inc. (Specialty Retail)	662	9,242
American Equity Investment Life Holding Co. (Insurance)	314	14,325
American National Bankshares, Inc. (Banks)	45	1,662
American Public Education, Inc.* (Diversified Consumer Services)	81	995
American Realty Investors, Inc.* (Real Estate Management & Development)	7	180
American Software, Inc.—Class A (Software)	135	1,982
American States Water Co. (Water Utilities)	158	14,623
American Vanguard Corp. (Chemicals)	120	2,605
American Well Corp.*—Class A (Health Care Technology)	985	2,788
American Woodmark Corp.* (Building Products)	71	3,469
America’s Car-Mart, Inc.* (Specialty Retail)	25	1,807
Ameris Bancorp (Banks)	284	13,388
AMERISAFE, Inc. (Insurance)	82	4,262
Amicus Therapeutics, Inc.* (Biotechnology)	1,185	14,469
Amkor Technology, Inc. (Semiconductors & Semiconductor Equipment)	436	10,455
AMMO, Inc.* (Leisure Products)	379	656
AMN Healthcare Services, Inc.* (Health Care Providers & Services)	185	19,022
Amneal Pharmaceuticals, Inc.* (Pharmaceuticals)	442	880
Amphastar Pharmaceuticals, Inc.* (Pharmaceuticals)	164	4,595
Amplify Energy Corp.* (Oil, Gas & Consumable Fuels)	153	1,345
Amplitude, Inc.*—Class A (Software)	240	2,899
Amylyx Pharmaceuticals, Inc.* (Pharmaceuticals)	216	7,981
Amyris, Inc.*(a) (Oil, Gas & Consumable Fuels)	860	1,316
AN2 Therapeutics, Inc.* (Pharmaceuticals)	48	457
AnaptysBio, Inc.* (Biotechnology)	87	2,696
Anavex Life Sciences Corp.*(a) (Biotechnology)	297	2,750
Angel Oak Mortgage, Inc. (Mortgage Real Estate Investment Trusts (REITs))	52	246
AngioDynamics, Inc.* (Health Care Equipment & Supplies)	159	2,189
ANI Pharmaceuticals, Inc.* (Pharmaceuticals)	54	2,172
Anika Therapeutics, Inc.* (Health Care Equipment & Supplies)	63	1,865
Anterix, Inc.* (Diversified Telecommunication Services)	79	2,541
Apartment Investment and Management Co. (Equity Real Estate Investment Trusts (REITs))	643	4,578
Apellis Pharmaceuticals, Inc.* (Biotechnology)	403	20,839
API Group Corp.* (Construction & Engineering)	889	16,722
Apogee Enterprises, Inc. (Building Products)	96	4,268
Apollo Commercial Real Estate Finance, Inc. (Mortgage Real Estate Investment Trusts (REITs))	604	6,499
Apollo Medical Holdings, Inc.* (Health Care Providers & Services)	167	4,942
Appfolio, Inc.* (Software)	83	8,747
AppHarvest, Inc.* (Food Products)	325	184
Appian Corp.* (Software)	172	5,600
Apple Hospitality REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	924	14,581
Applied Digital Corp.* (Software)	290	534
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)	164	20,668
Arbor Realty Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	709	9,352
Arbutus Biopharma Corp.* (Biotechnology)	488	1,137
ArcBest Corp. (Road & Rail)	105	7,354
Arcellx, Inc.* (Biotechnology)	126	3,903
Arch Resources, Inc. (Oil, Gas & Consumable Fuels)	64	9,139
Archer Aviation, Inc.*—Class A (Aerospace & Defense)	623	1,165
Archrock, Inc. (Energy Equipment & Services)	581	5,217
Arconic Corp.* (Metals & Mining)	436	9,226
Arcosa, Inc. (Construction & Engineering)	209	11,357
Arcturus Therapeutics Holdings, Inc.* (Biotechnology)	99	1,679
Arcus Biosciences, Inc.* (Biotechnology)	220	4,550
Arcutis Biotherapeutics, Inc.* (Biotechnology)	179	2,649
Ardmore Shipping Corp.* (Oil, Gas & Consumable Fuels)	176	2,536

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 351

Common Stocks, continued

	Shares	Value
Ares Commercial Real Estate Corp. (Mortgage Real Estate Investment Trusts (REITs))	220	$2,264
Argan, Inc. (Construction & Engineering)	56	2,065
Argo Group International Holdings, Ltd. (Insurance)	136	3,516
Aris Water Solution, Inc.—Class A (Commercial Services & Supplies)	95	1,369
Arko Corp. (Specialty Retail)	358	3,100
Arlo Technologies, Inc.* (Electronic Equipment, Instruments & Components)	373	1,309
Armada Hoffler Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	288	3,312
ARMOUR Residential REIT, Inc.(a) (Mortgage Real Estate Investment Trusts (REITs))	565	3,181
Array Technologies, Inc.* (Electrical Equipment)	647	12,507
Arrow Financial Corp. (Banks)	61	2,068
Arrowhead Pharmaceuticals, Inc.* (Biotechnology)	441	17,887
Arteris, Inc.* (Software)	76	327
Artesian Resources Corp.—Class A (Water Utilities)	36	2,109
Artisan Partners Asset Management, Inc. (Capital Markets)	258	7,663
Artivion, Inc.* (Health Care Equipment & Supplies)	167	2,024
Arvinas, Inc.* (Pharmaceuticals)	210	7,184
Asana, Inc.*—Class A (Software)	316	4,351
Asbury Automotive Group, Inc.* (Specialty Retail)	95	17,029
ASGN, Inc.* (Professional Services)	211	17,192
Ashford Hospitality Trust, Inc.* (Equity Real Estate Investment Trusts (REITs))	148	662
Aspen Aerogels, Inc.* (Chemicals)	133	1,568
Assetmark Financial Holdings, Inc.* (Capital Markets)	93	2,139
Associated Banc-Corp. (Banks)	640	14,778
Associated Capital Group, Inc.—Class A (Capital Markets)	8	336
Astec Industries, Inc. (Machinery)	98	3,985
Astra Space, Inc.* (Aerospace & Defense)	664	288
Astronics Corp.* (Aerospace & Defense)	109	1,123
Atara Biotherapeutics, Inc.* (Biotechnology)	399	1,309
Atea Pharmaceuticals, Inc.* (Biotechnology)	327	1,573
Aterian, Inc.* (Household Durables)	283	218
Athira Pharma, Inc.* (Pharmaceuticals)	146	463
ATI Physical Therapy, Inc.* (Health Care Providers & Services)	321	98
ATI, Inc.* (Metals & Mining)	533	15,914
Atkore, Inc.* (Electrical Equipment)	178	20,190
Atlantic Union Bankshares (Banks)	321	11,280
Atlanticus Holdings Corp.* (Consumer Finance)	17	445
Atlas Air Worldwide Holdings, Inc.* (Air Freight & Logistics)	120	12,097
Atlas Technical Consultants, Inc.* (Professional Services)	83	427
ATN International, Inc. (Diversified Telecommunication Services)	47	2,130
Atomera, Inc.* (Semiconductors & Semiconductor Equipment)	88	547
AtriCure, Inc.* (Health Care Equipment & Supplies)	196	8,698
Atrion Corp. (Health Care Equipment & Supplies)	6	3,357
Aura Biosciences, Inc.* (Biotechnology)	79	830
Aurinia Pharmaceuticals, Inc.* (Biotechnology)	576	2,488
Avanos Medical, Inc.* (Health Care Equipment & Supplies)	199	5,385
Avaya Holdings Corp.*—Class C (Software)	367	72
Aveanna Healthcare Holdings, Inc.* (Health Care Providers & Services)	191	149
AvePoint, Inc.* (Software)	562	2,310
Aviat Networks, Inc.* (Communications Equipment)	48	1,497
Avid Bioservices, Inc.* (Biotechnology)	263	3,622
Avid Technology, Inc.* (Technology Hardware, Storage & Peripherals)	149	3,962
Avidity Biosciences, Inc.* (Biotechnology)	230	5,104
AvidXchange Holdings, Inc.* (Software)	629	6,252
Avient Corp. (Chemicals)	391	13,200
Avista Corp. (Multi-Utilities)	317	14,056
Axcelis Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	141	11,190
AxoGen, Inc.* (Health Care Equipment & Supplies)	175	1,747
Axonics, Inc.* (Health Care Equipment & Supplies)	210	13,131
Axos Financial, Inc.* (Thrifts & Mortgage Finance)	245	9,364
Axsome Therapeutics, Inc.* (Pharmaceuticals)	138	10,644
AXT, Inc.* (Semiconductors & Semiconductor Equipment)	176	771
AZZ, Inc. (Electrical Equipment)	105	4,221
B Riley Financial, Inc. (Capital Markets)	89	3,044
B&G Foods, Inc.(a) (Food Products)	304	3,390
Babcock & Wilcox Enterprises, Inc.* (Electrical Equipment)	260	1,500
Babylon Holdings, Ltd.*—Class A (Health Care Technology)	19	129
Badger Meter, Inc. (Electronic Equipment, Instruments & Components)	125	13,629
Bakkt Holdings, Inc.* (Capital Markets)	251	299
Balchem Corp. (Chemicals)	137	16,728
Bally’s Corp.* (Hotels, Restaurants & Leisure)	153	2,965
Banc of California, Inc. (Banks)	226	3,600
BancFirst Corp. (Banks)	84	7,407
Banco Latinoamericano de Comercio Exterior S.A.—Class E (Diversified Financial Services)	118	1,912
Bandwidth, Inc.* (Diversified Telecommunication Services)	99	2,272
Bank First Corp. (Banks)	33	3,063
Bank of Marin Bancorp (Banks)	68	2,236
BankUnited, Inc. (Banks)	335	11,380
Bankwell Financial Group, Inc. (Banks)	24	706
Banner Corp. (Banks)	147	9,290
Bar Harbor Bankshares (Banks)	64	2,051
BARK, Inc.* (Internet & Direct Marketing Retail)	513	764
Barnes Group, Inc. (Machinery)	210	8,579
Barrett Business Services, Inc. (Professional Services)	29	2,705
Battalion Oil Corp.* (Oil, Gas & Consumable Fuels)	11	107
BayCom Corp. (Banks)	52	987

See accompanying notes to financial statements.

352  :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
BCB Bancorp, Inc. (Banks)	62	$1,115
Beacon Roofing Supply, Inc.* (Trading Companies & Distributors)	220	11,614
Beam Therapeutics, Inc.* (Biotechnology)	273	10,677
Beazer Homes USA, Inc.* (Household Durables)	125	1,595
Bed Bath & Beyond, Inc.*(a) (Specialty Retail)	330	828
Belden, Inc. (Electronic Equipment, Instruments & Components)	182	13,086
BellRing Brands, Inc.* (Personal Products)	567	14,539
Benchmark Electronics, Inc. (Electronic Equipment, Instruments & Components)	150	4,004
Benefitfocus, Inc.* (Software)	113	1,182
Benson Hill, Inc.* (Software)	736	1,877
Berkeley Lights, Inc.* (Life Sciences Tools & Services)	242	649
Berkshire Grey, Inc.* (Machinery)	212	128
Berkshire Hills Bancorp, Inc. (Banks)	186	5,561
Berry Corp. (Oil, Gas & Consumable Fuels)	327	2,616
Beyond Meat, Inc.*(a) (Food Products)	264	3,250
BGC Partners, Inc.—Class A (Capital Markets)	1,354	5,105
Big 5 Sporting Goods Corp. (Specialty Retail)	92	812
Big Lots, Inc. (Multiline Retail)	122	1,793
BigCommerce Holdings, Inc.*—Class 1 (IT Services)	279	2,438
Biglari Holdings, Inc.*—Class B (Hotels, Restaurants & Leisure)	3	416
BioCryst Pharmaceuticals, Inc.* (Biotechnology)	796	9,138
Biohaven, Ltd.* (Biotechnology)	272	3,775
BioLife Solutions, Inc.* (Health Care Equipment & Supplies)	145	2,639
Bionano Genomics, Inc.* (Life Sciences Tools & Services)	1,285	1,876
Bioventus, Inc.*—Class A (Health Care Equipment & Supplies)	137	358
Bioxcel Therapeutics, Inc.* (Biotechnology)	82	1,761
Bird Global, Inc.*—Class A (Road & Rail)	755	136
BJ’s Restaurants, Inc.* (Hotels, Restaurants & Leisure)	98	2,585
Black Hills Corp. (Multi-Utilities)	279	19,624
Blackbaud, Inc.* (Software)	200	11,772
Blackline, Inc.* (Software)	237	15,943
Blackstone Mortgage Trust, Inc.—Class A (Mortgage Real Estate Investment Trusts (REITs))	732	15,495
Blade Air Mobility, Inc.* (Airlines)	244	874
Blend Labs, Inc.*—Class A (Software)	813	1,171
Blink Charging Co.*(a) (Electrical Equipment)	153	1,678
Bloom Energy Corp.* (Electrical Equipment)	772	14,762
Bloomin’ Brands, Inc. (Hotels, Restaurants & Leisure)	376	7,565
Blucora, Inc.* (Capital Markets)	205	5,234
Blue Bird Corp.* (Machinery)	75	803
Blue Foundry Bancorp* (Thrifts & Mortgage Finance)	110	1,414
Blue Ridge Bankshares, Inc. (Banks)	73	912
Bluebird Bio, Inc.* (Biotechnology)	356	2,464
Bluegreen Vacations Holding Corp. (Hotels, Restaurants & Leisure)	50	1,248
BlueLinx Holdings, Inc.* (Trading Companies & Distributors)	38	2,702
Blueprint Medicines Corp.* (Biotechnology)	257	11,259
Bluerock Homes Trust, Inc.* (Equity Real Estate Investment Trusts (REITs))	17	357
Boise Cascade Co. (Trading Companies & Distributors)	170	11,674
Boot Barn Holdings, Inc.* (Specialty Retail)	126	7,878
Borr Drilling, Ltd.* (Energy Equipment & Services)	866	4,304
Boston Omaha Corp.*—Class A (Media)	94	2,491
Bowlero Corp.* (Hotels, Restaurants & Leisure)	126	1,698
Box, Inc.*—Class A (Software)	600	18,677
Boxed, Inc.* (Internet & Direct Marketing Retail)	246	48
Brady Corp.—Class A (Commercial Services & Supplies)	196	9,232
Braemar Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts (REITs))	294	1,208
Brandywine Realty Trust (Equity Real Estate Investment Trusts (REITs))	729	4,483
BRC, Inc.*—Class A (Food Products)	117	715
Bread Financial Holdings, Inc. (IT Services)	214	8,059
Bridgebio Pharma, Inc.* (Biotechnology)	455	3,467
Bridgewater Bancshares, Inc.* (Thrifts & Mortgage Finance)	87	1,543
Bright Health Group, Inc.* (Insurance)	829	539
Brightcove, Inc.* (IT Services)	179	936
Brightsphere Investment Group, Inc. (Capital Markets)	139	2,861
BrightSpire Capital, Inc. (Mortgage Real Estate Investment Trusts (REITs))	403	2,511
BrightView Holdings, Inc.* (Commercial Services & Supplies)	190	1,309
Brinker International, Inc.* (Hotels, Restaurants & Leisure)	186	5,935
Bristow Group, Inc.* (Energy Equipment & Services)	100	2,713
Broadmark Realty Capital, Inc. (Mortgage Real Estate Investment Trusts (REITs))	558	1,986
Broadstone Net Lease, Inc. (Equity Real Estate Investment Trusts (REITs))	743	12,044
Brookdale Senior Living, Inc.* (Health Care Providers & Services)	800	2,184
Brookfield Business Corp.—Class A (Industrial Conglomerates)	112	2,104
Brookfield Infrastructure Corp.—Class A (Gas Utilities)	421	16,377
Brookline Bancorp, Inc. (Banks)	322	4,556
BRP Group, Inc.*—Class A (Insurance)	261	6,562
BRT Apartments Corp. (Equity Real Estate Investment Trusts (REITs))	51	1,002
Build-A-Bear Workshop, Inc.* (Specialty Retail)	58	1,383
Bumble, Inc.*—Class A (Interactive Media & Services)	371	7,810
Business First Bancshares, Inc. (Banks)	101	2,236
Butterfly Network, Inc.* (Health Care Equipment & Supplies)	572	1,407
Byline Bancorp, Inc. (Banks)	106	2,435
C3.ai, Inc.*—Class A (Software)	251	2,809
C4 Therapeutics, Inc.* (Biotechnology)	181	1,068
Cabot Corp. (Chemicals)	239	15,975
Cactus, Inc.—Class A (Energy Equipment & Services)	253	12,716
Cadence Bank (Banks)	779	19,210

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 353

Common Stocks, continued

	Shares	Value
Cadre Holdings, Inc. (Aerospace & Defense)	82	$1,651
Caesarstone, Ltd. (Building Products)	97	554
Calavo Growers, Inc. (Food Products)	74	2,176
Caleres, Inc. (Specialty Retail)	151	3,364
California Resources Corp. (Oil, Gas & Consumable Fuels)	318	13,836
California Water Service Group (Water Utilities)	234	14,190
Calix, Inc.* (Communications Equipment)	246	16,833
Callon Petroleum Co.* (Oil, Gas & Consumable Fuels)	211	7,826
Cal-Maine Foods, Inc. (Food Products)	163	8,875
Cambium Networks Corp.* (Communications Equipment)	49	1,062
Cambridge Bancorp (Banks)	29	2,409
Camden National Corp. (Banks)	62	2,585
Camping World Holdings, Inc.(a)—Class A (Specialty Retail)	167	3,727
Cannae Holdings, Inc.* (Diversified Financial Services)	298	6,153
Cano Health, Inc.* (Health Care Providers & Services)	695	952
Canoo, Inc.*(a) (Automobiles)	721	887
Cantaloupe, Inc.* (IT Services)	251	1,092
Capital Bancorp, Inc. (Banks)	39	918
Capital City Bank Group, Inc. (Banks)	58	1,885
Capitol Federal Financial, Inc. (Thrifts & Mortgage Finance)	558	4,827
Capstar Financial Holdings, Inc. (Banks)	87	1,536
Cara Therapeutics, Inc.* (Biotechnology)	192	2,062
Cardiovascular Systems, Inc.* (Health Care Equipment & Supplies)	176	2,397
Cardlytics, Inc.* (Media)	137	792
CareDx, Inc.* (Biotechnology)	218	2,487
CareMax, Inc.* (Health Care Providers & Services)	251	916
CareTrust REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	414	7,692
Cargurus, Inc.* (Interactive Media & Services)	438	6,136
Caribou Biosciences, Inc.* (Biotechnology)	241	1,513
CarParts.com, Inc.* (Internet & Direct Marketing Retail)	219	1,371
Carpenter Technology Corp. (Metals & Mining)	206	7,610
Carriage Services, Inc. (Diversified Consumer Services)	57	1,570
Cars.com, Inc.* (Interactive Media & Services)	284	3,911
Carter Bankshares, Inc.* (Banks)	102	1,692
Casa Systems, Inc.* (Communications Equipment)	152	415
Casella Waste Systems, Inc.*—Class A (Commercial Services & Supplies)	214	16,973
Cass Information Systems, Inc. (IT Services)	58	2,658
Cassava Sciences, Inc.*(a) (Pharmaceuticals)	164	4,845
Castle Biosciences, Inc.* (Biotechnology)	105	2,472
Catalyst Pharmaceuticals, Inc.* (Biotechnology)	416	7,738
Cathay General Bancorp (Banks)	310	12,645
Cavco Industries, Inc.* (Household Durables)	39	8,824
CBIZ, Inc.* (Professional Services)	206	9,651
CBL & Associates Properties, Inc.(a) (Equity Real Estate Investment Trusts (REITs))	114	2,631
Celldex Therapeutics, Inc.* (Biotechnology)	197	8,780
Celsius Holdings, Inc.* (Beverages)	238	24,761
Celularity, Inc.* (Biotechnology)	273	352
Cenntro Electric Group, Ltd.* (Automobiles)	791	348
Centerspace (Equity Real Estate Investment Trusts (REITs))	65	3,814
Central Garden & Pet Co.* (Household Products)	42	1,573
Central Garden & Pet Co.*—Class A (Household Products)	173	6,193
Central Pacific Financial Corp. (Banks)	114	2,312
Centrus Energy Corp.*—Class A (Oil, Gas & Consumable Fuels)	46	1,494
Century Aluminum Co.* (Metals & Mining)	223	1,824
Century Casinos, Inc.* (Hotels, Restaurants & Leisure)	117	823
Century Communities, Inc. (Household Durables)	121	6,051
Century Therapeutics, Inc.* (Biotechnology)	87	446
Cepton, Inc.*(a) (Electronic Equipment, Instruments & Components)	203	258
Cerberus Cyber Sentinel Corp.* (IT Services)	199	507
Cerence, Inc.* (Software)	169	3,132
Cerevel Therapeutics Holdings, Inc.* (Biotechnology)	245	7,727
Cerus Corp.* (Health Care Equipment & Supplies)	741	2,705
CEVA, Inc.* (Semiconductors & Semiconductor Equipment)	98	2,507
ChampionX Corp. (Energy Equipment & Services)	860	24,931
Charge Enterprises, Inc.* (Diversified Telecommunication Services)	559	693
Chart Industries, Inc.* (Machinery)	182	20,972
Chase Corp. (Chemicals)	33	2,847
Chatham Lodging Trust (Equity Real Estate Investment Trusts (REITs))	207	2,540
Chegg, Inc.* (Diversified Consumer Services)	535	13,520
Chesapeake Utilities Corp. (Gas Utilities)	75	8,864
Chicago Atlantic Real Estate Finance, Inc. (Mortgage Real Estate Investment Trusts (REITs))	23	347
Chico’s FAS, Inc.* (Specialty Retail)	526	2,588
Chimera Investment Corp. (Mortgage Real Estate Investment Trusts (REITs))	999	5,495
Chimerix, Inc.* (Biotechnology)	362	673
Chinook Therapeutics, Inc.* (Biotechnology)	217	5,685
Chord Energy Corp. (Oil, Gas & Consumable Fuels)	179	24,489
Chuy’s Holdings, Inc.* (Hotels, Restaurants & Leisure)	77	2,179
Cimpress PLC* (Commercial Services & Supplies)	76	2,098
CinCor Pharma, Inc.* (Pharmaceuticals)	107	1,315
Cinemark Holdings, Inc.* (Entertainment)	468	4,053
Cipher Mining, Inc.* (Software)	168	94
CIRCOR International, Inc.* (Machinery)	80	1,917
Citi Trends, Inc.* (Specialty Retail)	35	927
Citizens & Northern Corp. (Banks)	65	1,486
City Holding Co. (Banks)	63	5,865
City Office REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	167	1,399
Civista Bancshares, Inc. (Banks)	66	1,453
Civitas Resources, Inc. (Oil, Gas & Consumable Fuels)	317	18,364
Claros Mortgage Trust, Inc.(a) (Mortgage Real Estate Investment Trusts (REITs))	395	5,810

See accompanying notes to financial statements.

354  :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Clarus Corp. (Leisure Products)	124	$972
Clean Energy Fuels Corp.* (Oil, Gas & Consumable Fuels)	728	3,786
Cleanspark, Inc.* (Software)	196	400
Clear Channel Outdoor Holdings, Inc.* (Media)	1,584	1,663
Clear Secure, Inc.—Class A (Software)	267	7,324
Clearfield, Inc.* (Communications Equipment)	49	4,613
Clearwater Paper Corp.* (Paper & Forest Products)	72	2,722
Clearway Energy, Inc.—Class A (Independent Power and Renewable Electricity Producers)	149	4,458
Clearway Energy, Inc.—Class C (Independent Power and Renewable Electricity Producers)	352	11,218
Clipper Realty, Inc. (Equity Real Estate Investment Trusts (REITs))	52	333
Clover Health Investments Corp.* (Health Care Providers & Services)	1,659	1,542
CNB Financial Corp. (Banks)	86	2,046
CNO Financial Group, Inc. (Insurance)	488	11,151
CNX Resources Corp.* (Oil, Gas & Consumable Fuels)	767	12,916
Coastal Financial Corp.* (Banks)	45	2,138
Coca-Cola Consolidated, Inc. (Beverages)	20	10,247
Codexis, Inc.* (Life Sciences Tools & Services)	262	1,221
Coeur Mining, Inc.* (Metals & Mining)	1,197	4,022
Cogent Biosciences, Inc.* (Biotechnology)	275	3,179
Cogent Communications Holdings, Inc. (Diversified Telecommunication Services)	184	10,503
Cohen & Steers, Inc. (Capital Markets)	109	7,037
Coherus Biosciences, Inc.* (Biotechnology)	316	2,503
Cohu, Inc.* (Semiconductors & Semiconductor Equipment)	202	6,474
Collegium Pharmaceutical, Inc.* (Pharmaceuticals)	145	3,364
Colony Bankcorp, Inc. (Banks)	70	888
Columbia Banking System, Inc. (Banks)	339	10,214
Columbia Financial, Inc.* (Thrifts & Mortgage Finance)	147	3,178
Columbus McKinnon Corp. (Machinery)	120	3,896
Comfort Systems USA, Inc. (Construction & Engineering)	152	17,492
Commercial Metals Co. (Metals & Mining)	502	24,246
CommScope Holding Co., Inc.* (Communications Equipment)	880	6,468
Community Bank System, Inc. (Banks)	230	14,479
Community Health Systems, Inc. (Health Care Providers & Services)	537	2,320
Community Healthcare Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	102	3,652
Community Trust Bancorp, Inc. (Banks)	68	3,123
CommVault Systems, Inc.* (Software)	191	12,002
Compass Diversified Holdings (Diversified Financial Services)	266	4,849
Compass Minerals International, Inc. (Metals & Mining)	147	6,027
Compass, Inc.*—Class A (Real Estate Management & Development)	1,173	2,733
CompoSecure, Inc.* (Technology Hardware, Storage & Peripherals)	34	167
Computer Programs and Systems, Inc.* (Health Care Technology)	60	1,633
CompX International, Inc. (Commercial Services & Supplies)	7	129
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels)	394	5,402
Comtech Telecommunications Corp. (Communications Equipment)	111	1,348
Concrete Pumping Holdings, Inc.* (Construction & Engineering)	113	661
Conduent, Inc.* (IT Services)	728	2,948
CONMED Corp. (Health Care Equipment & Supplies)	125	11,080
ConnectOne Bancorp, Inc. (Banks)	159	3,849
Conn’s, Inc.* (Specialty Retail)	56	385
Consensus Cloud Solutions, Inc.* (Software)	81	4,355
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)	147	9,555
Consolidated Communications Holdings, Inc.* (Diversified Telecommunication Services)	319	1,142
Constellium SE* (Metals & Mining)	543	6,424
Construction Partners, Inc.*—Class A (Construction & Engineering)	172	4,591
Consumer Portfolio Services, Inc.* (Consumer Finance)	42	372
ContextLogic, Inc.*—Class A (Internet & Direct Marketing Retail)	2,485	1,212
Corcept Therapeutics, Inc.* (Pharmaceuticals)	372	7,555
CoreCivic, Inc.* (Equity Real Estate Investment Trusts (REITs))	490	5,664
Corporate Office Properties Trust (Equity Real Estate Investment Trusts (REITs))	484	12,555
Corsair Gaming, Inc.* (Technology Hardware, Storage & Peripherals)	164	2,225
CorVel Corp.* (Health Care Providers & Services)	39	5,668
Costamare, Inc. (Marine)	227	2,107
Couchbase, Inc.* (Software)	122	1,618
Coursera, Inc.* (Diversified Consumer Services)	490	5,797
Covenant Logistics Group, Inc.—Class A (Road & Rail)	41	1,417
Cowen, Inc.—Class A (Capital Markets)	115	4,441
CRA International, Inc. (Professional Services)	30	3,673
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)	95	9,000
Crawford & Co.—Class A (Insurance)	66	367
Credo Technology Group Holding, Ltd.* (Semiconductors & Semiconductor Equipment)	413	5,497
Crescent Energy, Inc.—Class A (Oil, Gas & Consumable Fuels)	168	2,014
Crinetics Pharmaceuticals, Inc.* (Biotechnology)	226	4,136
Crocs, Inc.* (Textiles, Apparel & Luxury Goods)	261	28,299
Cross Country Healthcare, Inc.* (Health Care Providers & Services)	153	4,065
CrossFirst Bankshares, Inc.* (Banks)	191	2,370
CryoPort, Inc.* (Health Care Equipment & Supplies)	189	3,279
Cryptyde, Inc.* (Containers & Packaging)	85	16
CS Disco, Inc.* (Software)	96	607
CSG Systems International, Inc. (IT Services)	133	7,608
CSW Industrials, Inc. (Building Products)	63	7,304
CTI BioPharma Corp.* (Biotechnology)	430	2,584

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 355

Common Stocks, continued

	Shares	Value
CTO Realty Growth, Inc. (Equity Real Estate Investment Trusts (REITs))	78	$1,426
CTS Corp. (Electronic Equipment, Instruments & Components)	136	5,361
Cue Health, Inc.* (Health Care Equipment & Supplies)	468	969
Cullinan Oncology, Inc.* (Biotechnology)	130	1,372
Cumulus Media, Inc.*—Class A (Media)	75	466
Curo Group Holdings Corp. (Consumer Finance)	95	337
Cushman & Wakefield PLC* (Real Estate Management & Development)	683	8,509
Custom Truck One Source, Inc.* (Trading Companies & Distributors)	256	1,618
Customers Bancorp, Inc.* (Banks)	131	3,713
Cutera, Inc.* (Health Care Equipment & Supplies)	71	3,140
CVB Financial Corp. (Banks)	572	14,729
Cvent Holding Corp.* (Software)	194	1,048
CVR Energy, Inc. (Oil, Gas & Consumable Fuels)	126	3,949
Cytek Biosciences, Inc.* (Life Sciences Tools & Services)	490	5,003
Cytokinetics, Inc.* (Biotechnology)	352	16,129
Cyxtera Technologies, Inc.* (IT Services)	158	303
Daily Journal Corp.* (Media)	6	1,503
Dakota Gold Corp.*(a) (Metals & Mining)	224	683
Dana, Inc. (Auto Components)	554	8,382
Danimer Scientific, Inc.*(a) (Chemicals)	389	696
Daseke, Inc.* (Road & Rail)	174	990
Dave & Buster’s Entertainment, Inc.* (Hotels, Restaurants & Leisure)	184	6,521
Day One Biopharmaceuticals, Inc.* (Biotechnology)	119	2,561
Deciphera Pharmaceuticals, Inc.* (Biotechnology)	198	3,245
Delek US Holdings, Inc. (Oil, Gas & Consumable Fuels)	298	8,046
Deluxe Corp. (Commercial Services & Supplies)	185	3,141
Denali Therapeutics, Inc.* (Biotechnology)	467	12,987
Denbury, Inc.* (Oil, Gas & Consumable Fuels)	215	18,709
Denny’s Corp.* (Hotels, Restaurants & Leisure)	239	2,201
Design Therapeutics, Inc.* (Biotechnology)	146	1,498
Designer Brands, Inc. (Specialty Retail)	217	2,122
Desktop Metal, Inc.*—Class A (Machinery)	1,152	1,567
Destination XL Group, Inc.* (Specialty Retail)	247	1,667
DHI Group, Inc.* (Interactive Media & Services)	179	947
DHT Holdings, Inc. (Oil, Gas & Consumable Fuels)	588	5,221
Diamond Hill Investment Group, Inc. (Capital Markets)	13	2,405
Diamond Offshore Drilling, Inc.* (Energy Equipment & Services)	434	4,514
DiamondRock Hospitality Co. (Equity Real Estate Investment Trusts (REITs))	901	7,379
DICE Therapeutics, Inc.* (Pharmaceuticals)	152	4,742
Diebold Nixdorf, Inc.* (Technology Hardware, Storage & Peripherals)	314	446
Digi International, Inc.* (Communications Equipment)	147	5,373
Digimarc Corp.* (Software)	59	1,091
Digital Turbine, Inc.* (Software)	404	6,157
DigitalBridge Group, Inc. (Real Estate Management & Development)	678	7,417
DigitalOcean Holdings, Inc.* (IT Services)	299	7,616
Dillard’s, Inc.—Class A (Multiline Retail)	16	5,172
Dime Community Bancshares, Inc. (Banks)	140	4,456
Dine Brands Global, Inc. (Hotels, Restaurants & Leisure)	64	4,134
Diodes, Inc.* (Semiconductors & Semiconductor Equipment)	191	14,543
Diversey Holdings, Ltd.* (Chemicals)	336	1,431
Diversified Healthcare Trust (Equity Real Estate Investment Trusts (REITs))	1,021	660
DMC Global, Inc.* (Energy Equipment & Services)	81	1,575
DocGo, Inc.* (Health Care Providers & Services)	354	2,503
Doma Holdings, Inc.* (Real Estate Management & Development)	597	270
Domo, Inc.* (Software)	133	1,894
Donegal Group, Inc.—Class A (Insurance)	67	951
Donnelley Financial Solutions, Inc.* (Capital Markets)	109	4,213
Dorian LPG, Ltd. (Oil, Gas & Consumable Fuels)	132	2,501
Dorman Products, Inc. (Auto Components)	114	9,219
Douglas Dynamics, Inc. (Machinery)	97	3,508
Douglas Elliman, Inc. (Real Estate Management & Development)	325	1,323
Dream Finders Homes, Inc.*—Class A (Household Durables)	90	779
Dril-Quip, Inc.* (Energy Equipment & Services)	144	3,912
Duck Creek Technologies, Inc.* (Software)	332	4,001
Ducommun, Inc.* (Aerospace & Defense)	48	2,398
Duluth Holdings, Inc.*—Class B (Internet & Direct Marketing Retail)	56	346
Duolingo, Inc.* (Diversified Consumer Services)	101	7,184
DXP Enterprises, Inc.* (Trading Companies & Distributors)	66	1,818
Dycom Industries, Inc.* (Construction & Engineering)	124	11,606
Dynavax Technologies Corp.* (Biotechnology)	513	5,458
Dyne Therapeutics, Inc.* (Biotechnology)	136	1,576
Dynex Capital, Inc. (Mortgage Real Estate Investment Trusts (REITs))	196	2,493
DZS, Inc.* (Communications Equipment)	76	964
E2open Parent Holdings, Inc.* (Software)	855	5,019
Eagle Bancorp, Inc. (Banks)	136	5,994
Eagle Bulk Shipping, Inc. (Marine)	58	2,897
Eagle Pharmaceuticals, Inc.* (Biotechnology)	44	1,286
Earthstone Energy, Inc.*—Class A (Oil, Gas & Consumable Fuels)	187	2,661
Easterly Government Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	392	5,594
Eastern Bankshares, Inc. (Banks)	670	11,558
Eastman Kodak Co.* (Technology Hardware, Storage & Peripherals)	246	750
Ebix, Inc. (Software)	114	2,275
EchoStar Corp.*—Class A (Diversified Telecommunication Services)	145	2,419
Ecovyst, Inc.* (Chemicals)	311	2,755
Edgewell Personal Care Co. (Personal Products)	221	8,517
Edgewise Therapeutics, Inc.* (Pharmaceuticals)	163	1,457
Editas Medicine, Inc.* (Biotechnology)	296	2,626
eGain Corp.* (Software)	91	822
eHealth, Inc.* (Insurance)	106	513

See accompanying notes to financial statements.

356  :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Eiger Biopharmaceuticals, Inc.* (Biotechnology)	180	$212
El Pollo Loco Holdings, Inc. (Hotels, Restaurants & Leisure)	83	827
elf Beauty, Inc.* (Personal Products)	211	11,668
Ellington Financial, Inc. (Mortgage Real Estate Investment Trusts (REITs))	247	3,055
Elme Communities (Equity Real Estate Investment Trusts (REITs))	376	6,693
Embecta Corp. (Health Care Equipment & Supplies)	250	6,323
EMCOR Group, Inc. (Construction & Engineering)	203	30,067
Emergent BioSolutions, Inc.* (Biotechnology)	216	2,551
Empire Petroleum Corp.* (Oil, Gas & Consumable Fuels)	43	529
Empire State Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	571	3,849
Employers Holdings, Inc. (Insurance)	116	5,003
Enact Holdings, Inc. (Thrifts & Mortgage Finance)	129	3,111
Enanta Pharmaceuticals, Inc.* (Biotechnology)	84	3,908
Encore Capital Group, Inc.* (Consumer Finance)	99	4,746
Encore Wire Corp. (Electrical Equipment)	76	10,455
Energizer Holdings, Inc. (Household Products)	286	9,596
Energy Fuels, Inc.* (Oil, Gas & Consumable Fuels)	671	4,167
Energy Recovery, Inc.* (Machinery)	237	4,856
Energy Vault Holdings, Inc.*(a) (Electrical Equipment)	351	1,095
Enerpac Tool Group Corp. (Machinery)	245	6,235
EnerSys (Electrical Equipment)	176	12,996
Eneti, Inc. (Marine)	95	955
Enfusion, Inc.*—Class A (Software)	115	1,112
EngageSmart, Inc.* (Software)	153	2,693
Ennis, Inc. (Commercial Services & Supplies)	109	2,415
Enochian Biosciences, Inc.* (Biotechnology)	84	87
Enova International, Inc.* (Consumer Finance)	132	5,065
Enovix Corp.* (Electrical Equipment)	467	5,809
EnPro Industries, Inc. (Machinery)	89	9,673
Enstar Group, Ltd.* (Insurance)	48	11,090
Entercom Communications Corp.* (Media)	517	116
Enterprise Bancorp, Inc. (Banks)	41	1,447
Enterprise Financial Services Corp. (Banks)	152	7,442
Entravision Communications Corp.—Class A (Media)	256	1,229
Envestnet, Inc.* (Software)	237	14,623
ePlus, Inc.* (Electronic Equipment, Instruments & Components)	114	5,048
EQRx, Inc.* (Biotechnology)	864	2,125
Equitrans Midstream Corp. (Oil, Gas & Consumable Fuels)	1,766	11,832
Equity Bancshares, Inc.—Class A (Banks)	66	2,156
Equity Commonwealth (Equity Real Estate Investment Trusts (REITs))	450	11,237
Erasca, Inc.* (Biotechnology)	279	1,202
Ermenegildo Zegna Holditalia SpA (Consumer Discretionary Products)	257	2,691
ESCO Technologies, Inc. (Machinery)	111	9,717
Esperion Therapeutics, Inc.* (Biotechnology)	317	1,975
Esquire Financial Holdings, Inc. (Banks)	30	1,298
ESS Tech, Inc.* (Electrical Equipment)	346	841
Essent Group, Ltd. (Thrifts & Mortgage Finance)	453	17,612
Essential Properties Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	604	14,176
Ethan Allen Interiors, Inc. (Household Durables)	98	2,589
European Wax Center, Inc.—Class A (Diversified Consumer Services)	105	1,307
Eventbrite, Inc.* (Interactive Media & Services)	336	1,969
Everbridge, Inc.* (Software)	172	5,088
EverCommerce, Inc.* (Software)	102	759
Everi Holdings, Inc.* (Hotels, Restaurants & Leisure)	371	5,324
EverQuote, Inc.*—Class A (Interactive Media & Services)	86	1,268
EVERTEC, Inc. (IT Services)	263	8,516
EVgo, Inc.* (Specialty Retail)	292	1,305
Evo Payments, Inc.* (IT Services)	204	6,903
Evolent Health, Inc.* (Health Care Technology)	351	9,856
Evolus, Inc.* (Pharmaceuticals)	152	1,142
Evolv Technologies Holdings, Inc.* (Electronic Equipment, Instruments & Components)	361	935
Evoqua Water Technologies Corp.* (Machinery)	506	20,038
Excelerate Energy, Inc.—Class A (Oil, Gas & Consumable Fuels)	80	2,004
ExlService Holdings, Inc.* (IT Services)	139	23,550
eXp World Holdings, Inc.(a) (Real Estate Management & Development)	299	3,313
Exponent, Inc. (Professional Services)	218	21,603
Express, Inc.* (Specialty Retail)	276	282
Expro Group Holdings N.V.* (Energy Equipment & Services)	333	6,037
Extreme Networks, Inc.* (Communications Equipment)	550	10,071
EyePoint Pharmaceuticals, Inc.* (Pharmaceuticals)	111	389
EZCORP, Inc.*—Class A (Consumer Finance)	214	1,744
F45 Training Holdings, Inc.* (Hotels, Restaurants & Leisure)	158	450
Fabrinet* (Electronic Equipment, Instruments & Components)	158	20,258
Faraday Future Intelligent Electric, Inc.* (Automobiles)	891	259
Farmers & Merchants Bancorp, Inc. (Banks)	54	1,468
Farmers National Bancorp (Banks)	135	1,906
Farmland Partners, Inc. (Equity Real Estate Investment Trusts (REITs))	214	2,666
FARO Technologies, Inc.* (Electronic Equipment, Instruments & Components)	81	2,382
Fastly, Inc.*—Class A (IT Services)	488	3,997
Fate Therapeutics, Inc.* (Biotechnology)	357	3,602
Fathom Digital Manufacturing C* (Machinery)	42	55
FB Financial Corp. (Banks)	153	5,529
Federal Agricultural Mortgage Corp. (Thrifts & Mortgage Finance)	40	4,508
Federal Signal Corp. (Machinery)	257	11,943
Federated Hermes, Inc.—Class B (Capital Markets)	367	13,326
FibroGen, Inc.* (Biotechnology)	376	6,024
Figs, Inc.*—Class A (Health Care Equipment & Supplies)	547	3,681
Finance Of America Cos., Inc.*—Class A (Thrifts & Mortgage Finance)	169	215
Financial Institutions, Inc. (Banks)	65	1,583

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 357

Common Stocks, continued

	Shares	Value
First Advantage Corp.* (Professional Services)	252	$3,276
First Bancorp (Banks)	782	9,947
First Bancorp (Banks)	152	6,512
First Bank/Hamilton NJ (Banks)	67	922
First Busey Corp. (Banks)	221	5,463
First Business Financial Services, Inc. (Banks)	35	1,279
First Commonwealth Financial Corp. (Banks)	402	5,616
First Community Bancshares, Inc. (Banks)	68	2,305
First Financial Bancorp (Banks)	401	9,716
First Financial Bankshares, Inc. (Banks)	558	19,195
First Financial Corp. (Banks)	48	2,212
First Foundation, Inc. (Banks)	219	3,138
First Guaranty Bancshares, Inc. (Banks)	26	610
First Internet Bancorp (Banks)	38	923
First Interstate BancSystem, Inc.—Class A (Banks)	383	14,803
First Merchants Corp. (Banks)	245	10,072
First Mid Bancshares, Inc. (Banks)	80	2,566
First Watch Restaurant Group, Inc.* (Hotels, Restaurants & Leisure)	65	879
First Western Financial, Inc.* (Banks)	34	957
FirstCash Holdings, Inc. (Consumer Finance)	162	14,078
Fisker, Inc.*(a) (Automobiles)	761	5,532
Five Star Bancorp (Banks)	54	1,471
FLEX LNG, Ltd. (Oil, Gas & Consumable Fuels)	123	4,021
Fluence Energy, Inc.* (Electrical Equipment)	154	2,641
Fluor Corp.* (Construction & Engineering)	611	21,177
Flushing Financial Corp. (Banks)	122	2,364
Flywire Corp.* (IT Services)	245	5,995
Focus Financial Partners, Inc.* (Capital Markets)	249	9,280
Focus Universal, Inc.* (Electronic Equipment, Instruments & Components)	76	487
Foghorn Therapeutics, Inc.* (Pharmaceuticals)	87	555
Foot Locker, Inc. (Specialty Retail)	346	13,075
Forestar Group, Inc.* (Real Estate Management & Development)	78	1,202
ForgeRock, Inc.*—Class A (Software)	163	3,712
FormFactor, Inc.* (Semiconductors & Semiconductor Equipment)	331	7,358
Forrester Research, Inc.* (Professional Services)	49	1,752
Forward Air Corp. (Air Freight & Logistics)	115	12,062
Fossil Group, Inc.* (Textiles, Apparel & Luxury Goods)	202	871
Four Corners Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	359	9,309
Fox Factory Holding Corp.* (Auto Components)	181	16,512
Franchise Group, Inc. (Diversified Consumer Services)	112	2,668
Franklin BSP Realty Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	356	4,592
Franklin Covey Co.* (Professional Services)	52	2,432
Franklin Electric Co., Inc. (Machinery)	198	15,791
Franklin Street Properties Corp. (Equity Real Estate Investment Trusts (REITs))	424	1,158
Fresh Del Monte Produce, Inc. (Food Products)	131	3,431
Frontdoor, Inc.* (Diversified Consumer Services)	355	7,384
Frontier Group Holdings, Inc.* (Airlines)	160	1,643
Frontline, Ltd.(a) (Oil, Gas & Consumable Fuels)	536	6,507
FRP Holdings, Inc.* (Real Estate Management & Development)	29	1,562
FTC Solar, Inc.* (Electrical Equipment)	183	490
fuboTV, Inc.*(a) (Interactive Media & Services)	807	1,404
FuelCell Energy, Inc.* (Electrical Equipment)	1,754	4,876
Fulcrum Therapeutics, Inc.* (Pharmaceuticals)	186	1,354
Fulgent Genetics, Inc.* (Health Care Providers & Services)	90	2,680
Full House Resorts, Inc.* (Hotels, Restaurants & Leisure)	142	1,068
Fulton Financial Corp. (Banks)	697	11,731
Funko, Inc.* (Distributors)	137	1,495
FutureFuel Corp. (Chemicals)	111	902
FVCBankcorp, Inc.* (Banks)	51	973
Gambling.com Group, Ltd.* (Media)	39	357
Gannett Co., Inc.* (Media)	618	1,255
GATX Corp. (Trading Companies & Distributors)	151	16,057
GCM Grosvenor, Inc.—Class A (Capital Markets)	177	1,347
Gelesis Holdings, Inc.* (Biotechnology)	77	22
Genco Shipping & Trading, Ltd. (Marine)	157	2,412
Generation Bio Co.* (Biotechnology)	206	810
Genesco, Inc.* (Specialty Retail)	53	2,439
Gentherm, Inc.* (Auto Components)	143	9,336
Genworth Financial, Inc.* (Insurance)	2,126	11,247
German American Bancorp, Inc. (Banks)	119	4,439
Geron Corp.* (Biotechnology)	1,559	3,773
Getty Realty Corp. (Equity Real Estate Investment Trusts (REITs))	181	6,127
Gevo, Inc.* (Oil, Gas & Consumable Fuels)	845	1,606
Gibraltar Industries, Inc.* (Building Products)	133	6,102
G-III Apparel Group, Ltd.* (Textiles, Apparel & Luxury Goods)	184	2,523
Glacier Bancorp, Inc. (Banks)	477	23,572
Gladstone Commercial Corp. (Equity Real Estate Investment Trusts (REITs))	168	3,108
Gladstone Land Corp. (Equity Real Estate Investment Trusts (REITs))	139	2,551
Glatfelter Corp. (Paper & Forest Products)	189	525
Glaukos Corp.* (Health Care Equipment & Supplies)	197	8,605
Global Industrial Co. (Trading Companies & Distributors)	56	1,318
Global Medical REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	262	2,484
Global Net Lease, Inc. (Equity Real Estate Investment Trusts (REITs))	447	5,619
Global Water Resources, Inc. (Water Utilities)	58	770
Globalstar, Inc.* (Diversified Telecommunication Services)	2,938	3,908
GMS, Inc.* (Trading Companies & Distributors)	182	9,064
Gogo, Inc.* (Wireless Telecommunication Services)	212	3,129
Golar LNG, Ltd.* (Oil, Gas & Consumable Fuels)	433	9,868
Golden Entertainment, Inc.* (Hotels, Restaurants & Leisure)	86	3,216
Golden Ocean Group, Ltd. (Marine)	527	4,579
Goosehead Insurance, Inc.* (Insurance)	82	2,816
GoPro, Inc.*—Class A (Household Durables)	555	2,764
Gossamer Bio, Inc.* (Biotechnology)	270	586
GrafTech International, Ltd. (Electrical Equipment)	833	3,965
Graham Holdings Co.—Class B (Diversified Consumer Services)	16	9,667

See accompanying notes to financial statements.

358 :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Granite Construction, Inc. (Construction & Engineering)	190	$6,663
Granite Point Mortgage Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	223	1,195
Gray Television, Inc. (Media)	352	3,939
Great Lakes Dredge & Dock Corp.* (Construction & Engineering)	281	1,672
Great Southern Bancorp, Inc. (Banks)	41	2,439
Green Brick Partners, Inc.* (Household Durables)	116	2,811
Green Dot Corp.*—Class A (Consumer Finance)	202	3,196
Green Plains, Inc.* (Oil, Gas & Consumable Fuels)	231	7,046
Greene County Bancorp, Inc. (Thrifts & Mortgage Finance)	15	861
Greenidge Generation Holdings, Inc.* (Software)	62	18
GreenLight Biosciences Holdings PBC*(a) (Biotechnology)	383	452
Greenlight Capital Re, Ltd.*—Class A (Insurance)	113	921
Greif, Inc.—Class A (Containers & Packaging)	107	7,175
Greif, Inc.—Class B (Containers & Packaging)	23	1,799
Grid Dynamics Holdings, Inc.* (IT Services)	231	2,592
Griffon Corp. (Building Products)	198	7,086
Group 1 Automotive, Inc. (Specialty Retail)	61	11,003
Groupon, Inc.*(a) (Internet & Direct Marketing Retail)	94	807
GrowGeneration Corp.* (Specialty Retail)	247	968
Guaranty Bancshares, Inc. (Banks)	35	1,212
Guess?, Inc. (Specialty Retail)	133	2,752
Gulfport Energy Corp.* (Oil, Gas & Consumable Fuels)	47	3,461
H&E Equipment Services, Inc. (Trading Companies & Distributors)	137	6,220
H.B. Fuller Co. (Chemicals)	228	16,329
Haemonetics Corp.* (Health Care Equipment & Supplies)	218	17,146
Halozyme Therapeutics, Inc.* (Biotechnology)	572	32,548
Hamilton Lane, Inc. (Capital Markets)	154	9,838
Hancock Whitney Corp. (Banks)	371	17,953
Hanmi Financial Corp. (Banks)	130	3,218
Hannon Armstrong Sustainable Infrastructure Capital, Inc.—Class I (Mortgage Real Estate Investment Trusts (REITs))	375	10,868
HarborOne Bancorp, Inc. (Banks)	187	2,599
Harmonic, Inc.* (Communications Equipment)	396	5,188
Harmony Biosciences Holdings, Inc.* (Pharmaceuticals)	113	6,226
Harsco Corp.* (Machinery)	338	2,126
Haverty Furniture Cos., Inc. (Specialty Retail)	63	1,884
Hawaiian Holdings, Inc.* (Airlines)	217	2,226
Hawkins, Inc. (Chemicals)	83	3,204
Haynes International, Inc. (Metals & Mining)	52	2,376
HBT Financial, Inc. (Banks)	43	842
HCI Group, Inc.(a) (Insurance)	27	1,069
Health Catalyst, Inc.* (Health Care Technology)	236	2,509
Healthcare Services Group, Inc. (Commercial Services & Supplies)	318	3,816
HealthEquity, Inc.* (Health Care Providers & Services)	356	21,943
HealthStream, Inc.* (Health Care Technology)	104	2,583
Heartland Express, Inc. (Road & Rail)	201	3,083
Heartland Financial USA, Inc. (Banks)	177	8,252
Hecla Mining Co. (Metals & Mining)	2,376	13,211
Heidrick & Struggles International, Inc. (Professional Services)	83	2,322
Helen of Troy, Ltd.* (Household Durables)	102	11,313
Heliogen, Inc.* (Electrical Equipment)	390	272
Helios Technologies, Inc. (Machinery)	140	7,622
Helix Energy Solutions Group, Inc.* (Energy Equipment & Services)	614	4,531
Helmerich & Payne, Inc. (Energy Equipment & Services)	441	21,860
Herbalife Nutrition, Ltd.* (Personal Products)	421	6,264
Herc Holdings, Inc. (Trading Companies & Distributors)	108	14,210
Heritage Commerce Corp. (Banks)	252	3,276
Heritage Financial Corp. (Banks)	148	4,535
Heritage-Crystal Clean, Inc.* (Commercial Services & Supplies)	68	2,209
Heron Therapeutics, Inc.* (Biotechnology)	442	1,105
Hersha Hospitality Trust (Equity Real Estate Investment Trusts (REITs))	135	1,150
Heska Corp.* (Health Care Equipment & Supplies)	42	2,611
HF Foods Group, Inc.* (Food & Staples Retailing)	156	633
Hibbett, Inc. (Specialty Retail)	54	3,684
HighPeak Energy, Inc.(a) (Oil, Gas & Consumable Fuels)	30	686
Hillenbrand, Inc. (Machinery)	297	12,673
HilleVax, Inc.*(a) (Biotechnology)	75	1,255
Hillman Solutions Corp.* (Machinery)	577	4,160
Hilltop Holdings, Inc. (Banks)	213	6,392
Hilton Grand Vacations, Inc.* (Hotels, Restaurants & Leisure)	369	14,221
Hims & Hers Health, Inc.* (Health Care Providers & Services)	521	3,340
Hingham Institution For Savings The (Thrifts & Mortgage Finance)	7	1,932
Hippo Holdings, Inc.* (Insurance)	74	1,006
HireRight Holdings Corp.* (Professional Services)	91	1,079
HNI Corp. (Commercial Services & Supplies)	178	5,061
Holley, Inc.* (Auto Components)	220	466
Home Bancorp, Inc. (Thrifts & Mortgage Finance)	31	1,241
Home BancShares, Inc. (Banks)	807	18,392
Home Point Capital, Inc. (Thrifts & Mortgage Finance)	34	47
HomeStreet, Inc. (Thrifts & Mortgage Finance)	77	2,124
HomeTrust Bancshares, Inc. (Banks)	61	1,474
Hope Bancorp, Inc. (Banks)	498	6,379
Horace Mann Educators Corp. (Insurance)	177	6,614
Horizon Bancorp, Inc. (Banks)	174	2,624
Hostess Brands, Inc.* (Food Products)	572	12,836
Houlihan Lokey, Inc. (Capital Markets)	214	18,651
Hovnanian Enterprises, Inc.*—Class A (Household Durables)	22	926
Hub Group, Inc.*—Class A (Air Freight & Logistics)	139	11,049
Hudson Technologies, Inc.* (Commercial Services & Supplies)	185	1,872
Humacyte, Inc.* (Biotechnology)	252	532
Huron Consulting Group, Inc.* (Professional Services)	84	6,098
Hycroft Mining Holding Corp.* (Metals & Mining)	657	350
Hydrofarm Holdings Group, Inc.* (Machinery)	187	290

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 359

Common Stocks, continued

	Shares	Value
Hyliion Holdings Corp.* (Machinery)	590	$1,381
Hyster-Yale Materials Handling, Inc. (Machinery)	47	1,190
Hyzon Motors, Inc.*(a) (Machinery)	377	584
I3 Verticals, Inc.*—Class A (IT Services)	95	2,312
IBEX Holdings, Ltd.* (Commercial Services & Supplies)	39	969
ICF International, Inc. (Professional Services)	80	7,924
Ichor Holdings, Ltd.* (Semiconductors & Semiconductor Equipment)	120	3,218
Icosavax, Inc.* (Biotechnology)	96	762
Ideaya Biosciences, Inc.* (Biotechnology)	190	3,452
Identiv, Inc.* (Electronic Equipment, Instruments & Components)	95	688
IDT Corp.*—Class B (Diversified Telecommunication Services)	67	1,887
IES Holdings, Inc.* (Construction & Engineering)	38	1,352
IGM Biosciences, Inc.* (Biotechnology)	45	765
iHeartMedia, Inc.*—Class A (Media)	517	3,169
Imago Biosciences, Inc.* (Biotechnology)	113	4,062
IMAX Corp.* (Entertainment)	202	2,961
ImmunityBio, Inc.* (Biotechnology)	351	1,780
ImmunoGen, Inc.* (Biotechnology)	922	4,573
Immunovant, Inc.* (Biotechnology)	191	3,390
Impinj, Inc.* (Semiconductors & Semiconductor Equipment)	92	10,045
Inari Medical, Inc.* (Health Care Equipment & Supplies)	208	13,220
Independence Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	964	16,252
Independent Bank Corp. (Banks)	197	16,633
Independent Bank Corp. (Banks)	86	2,057
Independent Bank Group, Inc. (Banks)	153	9,192
indie Semiconductor, Inc.*—Class A (Semiconductors & Semiconductor Equipment)	438	2,554
Indus Realty Trust, Inc. (Real Estate Management & Development)	22	1,397
Industrial Logistics Properties Trust (Equity Real Estate Investment Trusts (REITs))	279	912
Infinera Corp.* (Communications Equipment)	830	5,594
Information Services Group, Inc. (IT Services)	151	695
Ingevity Corp.* (Chemicals)	161	11,341
Ingles Markets, Inc. (Food & Staples Retailing)	61	5,884
Inhibrx, Inc.* (Biotechnology)	140	3,450
Innospec, Inc. (Chemicals)	106	10,903
Innovage Holding Corp.* (Health Care Providers & Services)	83	596
Innovative Industrial Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	119	12,061
Innovid Corp.* (Media)	328	561
Innoviva, Inc.* (Pharmaceuticals)	272	3,604
Inogen, Inc.* (Health Care Equipment & Supplies)	98	1,932
Inotiv, Inc.*(a) (Life Sciences Tools & Services)	75	371
Inovio Pharmaceuticals, Inc.* (Biotechnology)	1,062	1,657
Inseego Corp.* (Communications Equipment)	371	313
Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	135	13,536
Insmed, Inc.* (Biotechnology)	580	11,588
Insperity, Inc. (Professional Services)	155	17,609
Inspirato, Inc.*(a) (Hotels, Restaurants & Leisure)	88	105
Inspire Medical Systems, Inc.* (Health Care Technology)	121	30,476
Inspired Entertainment, Inc.* (Hotels, Restaurants & Leisure)	92	1,166
Installed Building Products, Inc. (Household Durables)	102	8,731
Insteel Industries, Inc. (Building Products)	81	2,229
Instil Bio, Inc.* (Biotechnology)	299	188
Instructure Holdings, Inc.* (Software)	74	1,735
Intapp, Inc.* (Software)	62	1,546
Integer Holdings Corp.* (Health Care Equipment & Supplies)	142	9,721
Integral Ad Science Holding Corp.* (Media)	164	1,442
Intellia Therapeutics, Inc.* (Biotechnology)	365	12,735
Inter Parfums, Inc. (Personal Products)	77	7,432
Intercept Pharmaceuticals, Inc.* (Biotechnology)	105	1,299
InterDigital, Inc. (Communications Equipment)	127	6,284
Interface, Inc. (Commercial Services & Supplies)	246	2,428
International Bancshares Corp. (Banks)	230	10,525
International Game Technology PLC (Hotels, Restaurants & Leisure)	422	9,571
International Money Express, Inc.* (IT Services)	134	3,266
International Seaways, Inc. (Oil, Gas & Consumable Fuels)	210	7,774
Intra-Cellular Therapies, Inc.* (Pharmaceuticals)	394	20,849
Intrepid Potash, Inc.* (Chemicals)	48	1,386
InvenTrust Properties Corp. (Equity Real Estate Investment Trusts (REITs))	291	6,888
Invesco Mortgage Capital, Inc. (Mortgage Real Estate Investment Trusts (REITs))	153	1,948
Investors Title Co. (Insurance)	6	885
Invitae Corp.* (Biotechnology)	1,047	1,947
Invivyd, Inc.* (Biotechnology)	220	330
IonQ, Inc.* (Technology Hardware, Storage & Peripherals)	510	1,760
Iovance Biotherapeutics, Inc.* (Biotechnology)	647	4,134
iRadimed Corp. (Health Care Equipment & Supplies)	31	877
iRhythm Technologies, Inc.* (Health Care Equipment & Supplies)	129	12,083
Iridium Communications, Inc.* (Diversified Telecommunication Services)	538	27,652
iRobot Corp.* (Household Durables)	115	5,535
IronNet, Inc.* (Software)	282	65
Ironwood Pharmaceuticals, Inc.* (Biotechnology)	587	7,273
iStar, Inc. (Equity Real Estate Investment Trusts (REITs))	298	2,274
iTeos Therapeutics, Inc.* (Biotechnology)	101	1,973
Itron, Inc.* (Electronic Equipment, Instruments & Components)	194	9,826
Ivanhoe Electric, Inc.* (Metals & Mining)	62	753
IVERIC bio, Inc.* (Biotechnology)	577	12,354
J & J Snack Foods Corp. (Food Products)	66	9,881
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)	91	6,209
Jackson Financial, Inc.—Class A (Diversified Financial Services)	321	11,167
James River Group Holdings, Ltd. (Insurance)	157	3,283
Janus International Group, Inc.* (Building Products)	350	3,332
Janux Therapeutics, Inc.* (Biotechnology)	74	975

See accompanying notes to financial statements.

360 :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
JELD-WEN Holding, Inc.* (Building Products)	358	$3,455
JOANN, Inc. (Specialty Retail)	47	134
Joby Aviation, Inc.*(a) (Airlines)	1,107	3,708
John B Sanfilippo & Son, Inc. (Food Products)	39	3,171
John Bean Technologies Corp. (Machinery)	136	12,421
John Marshall Bancorp, Inc. (Banks)	49	1,410
John Wiley & Sons, Inc.—Class A (Media)	184	7,371
Johnson Outdoors, Inc.—Class A (Leisure Products)	22	1,455
Jounce Therapeutics, Inc.* (Biotechnology)	181	201
Kadant, Inc. (Machinery)	49	8,704
Kaiser Aluminum Corp. (Metals & Mining)	69	5,241
Kaleyra, Inc.* (Software)	135	102
KalVista Pharmaceuticals, Inc.* (Biotechnology)	105	710
Kaman Corp.—Class A (Trading Companies & Distributors)	120	2,676
KAR Auction Services, Inc.* (Commercial Services & Supplies)	464	6,055
Karat Packaging, Inc. (Trading Companies & Distributors)	24	345
Karuna Therapeutics, Inc.* (Biotechnology)	129	25,350
Karyopharm Therapeutics, Inc.* (Biotechnology)	335	1,139
KB Home (Household Durables)	332	10,574
Kearny Financial Corp. (Thrifts & Mortgage Finance)	255	2,588
Kelly Services, Inc.—Class A (Professional Services)	146	2,467
Kennametal, Inc. (Machinery)	349	8,397
Kennedy-Wilson Holdings, Inc. (Real Estate Management & Development)	507	7,975
Keros Therapeutics, Inc.* (Biotechnology)	82	3,938
Kezar Life Sciences, Inc.* (Biotechnology)	226	1,591
Kforce, Inc. (Professional Services)	85	4,661
Kimball Electronics, Inc.* (Electronic Equipment, Instruments & Components)	103	2,327
Kimball International, Inc.—Class B (Commercial Services & Supplies)	155	1,008
Kinetik Holdings, Inc.—Class A (Oil, Gas & Consumable Fuels)	71	2,349
Kiniksa Pharmaceuticals, Ltd.*—Class A (Biotechnology)	134	2,007
Kinnate Biopharma, Inc.* (Biotechnology)	125	763
Kinsale Capital Group, Inc. (Insurance)	93	24,322
Kite Realty Group Trust (Equity Real Estate Investment Trusts (REITs))	935	19,681
KKR Real Estate Finance Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	245	3,420
KnowBe4, Inc.*—Class A (Software)	313	7,756
Knowles Corp.* (Electronic Equipment, Instruments & Components)	384	6,305
Kodiak Sciences, Inc.* (Biotechnology)	144	1,031
Kontoor Brands, Inc. (Textiles, Apparel & Luxury Goods)	238	9,517
Koppers Holdings, Inc. (Chemicals)	87	2,453
KORE Group Holdings, Inc.* (Wireless Telecommunication Services)	181	228
Korn Ferry (Professional Services)	228	11,541
Kosmos Energy, Ltd.* (Oil, Gas & Consumable Fuels)	1,939	12,332
Kratos Defense & Security Solutions, Inc.* (Aerospace & Defense)	531	5,480
Krispy Kreme, Inc. (Hotels, Restaurants & Leisure)	309	3,189
Kronos Bio, Inc.* (Chemicals)	175	284
Kronos Worldwide, Inc. (Chemicals)	95	893
Krystal Biotech, Inc.* (Biotechnology)	92	7,288
Kulicke & Soffa Industries, Inc. (Semiconductors & Semiconductor Equipment)	245	10,844
Kura Oncology, Inc.* (Biotechnology)	279	3,462
Kura Sushi USA, Inc.*—Class A (Hotels, Restaurants & Leisure)	19	906
Kymera Therapeutics, Inc.* (Biotechnology)	162	4,044
Ladder Capital Corp. (Mortgage Real Estate Investment Trusts (REITs))	488	4,900
Lakeland Bancorp, Inc. (Banks)	267	4,702
Lakeland Financial Corp. (Banks)	105	7,662
Lancaster Colony Corp. (Food Products)	83	16,376
Lands' End, Inc.* (Internet & Direct Marketing Retail)	66	501
Landsea Homes Corp.* (Household Durables)	40	208
Lantheus Holdings, Inc.* (Health Care Equipment & Supplies)	293	14,931
Laredo Petroleum, Inc.* (Oil, Gas & Consumable Fuels)	71	3,651
Latch, Inc.* (Software)	467	332
Latham Group, Inc.* (Leisure Products)	185	596
Laureate Education, Inc.—Class A (Diversified Consumer Services)	577	5,551
Lawson Products, Inc.* (Trading Companies & Distributors)	21	774
La-Z-Boy, Inc. (Household Durables)	184	4,199
LCI Industries (Auto Components)	107	9,892
Leafly Holdings, Inc.* (Interactive Media & Services)	130	85
Legacy Housing Corp.* (Household Durables)	38	720
Legalzoom.com, Inc.* (Professional Services)	411	3,181
LeMaitre Vascular, Inc. (Health Care Equipment & Supplies)	83	3,820
Lemonade, Inc.* (Insurance)	202	2,763
LendingClub Corp.* (Consumer Finance)	447	3,934
LendingTree, Inc.* (Thrifts & Mortgage Finance)	45	960
Lexicon Pharmaceuticals, Inc.* (Biotechnology)	357	682
LGI Homes, Inc.* (Household Durables)	88	8,149
LHC Group, Inc.* (Health Care Providers & Services)	128	20,695
Liberty Energy, Inc. (Energy Equipment & Services)	598	9,574
Liberty Latin America, Ltd.*—Class A (Media)	164	1,235
Liberty Latin America, Ltd.*—Class C (Media)	628	4,773
Liberty Media Corp-Liberty Braves*—Class A (Entertainment)	43	1,405
Liberty Media Corp-Liberty Braves*—Class C (Entertainment)	162	5,221
Li-Cycle Holdings Corp.* (Commercial Services & Supplies)	587	2,794
Life Time Group Holdings, Inc.* (Hotels, Restaurants & Leisure)	181	2,165
Lifecore Biomedical, Inc.* (Food Products)	113	732
LifeStance Health Group, Inc.* (Health Care Providers & Services)	311	1,536
Lifetime Brands, Inc. (Household Durables)	55	417

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 361

Common Stocks, continued

	Shares	Value
Ligand Pharmaceuticals, Inc.* (Biotechnology)	65	$4,342
Light & Wonder, Inc.* (Hotels, Restaurants & Leisure)	406	23,792
Lightning eMotors, Inc.* (Machinery)	170	62
Lightwave Logic, Inc.* (Electronic Equipment, Instruments & Components)	485	2,090
Limelight Networks, Inc.* (IT Services)	590	667
Lindblad Expeditions Holdings, Inc.* (Hotels, Restaurants & Leisure)	145	1,117
Lindsay Corp. (Machinery)	47	7,654
Lions Gate Entertainment Corp.*—Class A (Entertainment)	250	1,428
Lions Gate Entertainment Corp.*—Class B (Entertainment)	496	2,693
Liquidia Corp.* (Pharmaceuticals)	206	1,312
Liquidity Services, Inc.* (Internet & Direct Marketing Retail)	105	1,476
LivaNova PLC* (Health Care Equipment & Supplies)	231	12,830
Live Oak Bancshares, Inc. (Banks)	141	4,258
Livent Corp.* (Chemicals)	696	13,830
LivePerson, Inc.* (Software)	302	3,062
LiveRamp Holdings, Inc.* (IT Services)	284	6,657
LiveVox Holdings, Inc.* (Software)	98	291
LL Flooring Holdings, Inc.* (Specialty Retail)	123	691
Local Bounti Corp.*(a) (Food Products)	278	386
Lordstown Motors Corp.*—Class A (Automobiles)	757	863
Loyalty Ventures, Inc.* (Media)	86	207
LSB Industries, Inc.* (Chemicals)	317	4,216
LTC Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	172	6,111
Lulu's Fashion Lounge Holdings, Inc.* (Internet & Direct Marketing Retail)	72	181
Luminar Technologies, Inc.* (Auto Components)	1,078	5,336
Luther Burbank Corp. (Thrifts & Mortgage Finance)	64	711
Luxfer Holdings PLC (Machinery)	116	1,592
LXP Industrial Trust (Equity Real Estate Investment Trusts (REITs))	1,168	11,703
Lyell Immunopharma, Inc.* (Biotechnology)	743	2,578
M.D.C Holdings, Inc. (Household Durables)	245	7,742
M/I Homes, Inc.* (Household Durables)	114	5,265
Macatawa Bank Corp. (Banks)	113	1,246
MACOM Technology Solutions Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	217	13,667
MacroGenics, Inc.* (Biotechnology)	259	1,738
Madison Square Garden Entertainment Corp.* (Entertainment)	112	5,037
Madrigal Pharmaceuticals, Inc.* (Biotechnology)	54	15,674
Magnite, Inc.* (Media)	569	6,026
Magnolia Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	749	17,564
Malibu Boats, Inc.* (Leisure Products)	87	4,637
MannKind Corp.* (Biotechnology)	1,094	5,765
Marathon Digital Holdings, Inc.*(a) (IT Services)	503	1,720
Marcus & Millichap, Inc. (Real Estate Management & Development)	108	3,721
Marine Products Corp. (Leisure Products)	36	424
MarineMax, Inc.* (Specialty Retail)	91	2,841
MarketWise, Inc.* (Capital Markets)	73	123
Markforged Holding Corp.* (Machinery)	488	566
Marqeta, Inc.*—Class A (IT Services)	1,864	11,388
Marten Transport, Ltd. (Road & Rail)	250	4,945
Masonite International Corp.* (Building Products)	96	7,739
MasterCraft Boat Holdings, Inc.* (Leisure Products)	76	1,966
Matador Resources Co. (Oil, Gas & Consumable Fuels)	484	27,704
Materion Corp. (Metals & Mining)	88	7,701
Mativ Holdings, Inc. (Paper & Forest Products)	234	4,891
Matson, Inc. (Marine)	160	10,001
Matterport, Inc.* (Software)	963	2,696
Matthews International Corp.—Class A (Commercial Services & Supplies)	128	3,896
Maxar Technologies, Inc. (Aerospace & Defense)	316	16,350
MaxCyte, Inc.* (Biotechnology)	373	2,037
MAXIMUS, Inc. (IT Services)	260	19,065
MaxLinear, Inc.*—Class A (Semiconductors & Semiconductor Equipment)	312	10,592
MBIA, Inc.* (Insurance)	207	2,660
McGrath RentCorp (Trading Companies & Distributors)	104	10,269
MediaAlpha, Inc.*—Class A (Interactive Media & Services)	106	1,055
Medifast, Inc. (Personal Products)	47	5,421
Medpace Holdings, Inc.* (Life Sciences Tools & Services)	109	23,152
MeiraGTx Holdings PLC* (Biotechnology)	129	841
Mercantile Bank Corp. (Banks)	67	2,243
Merchants Bancorp (Thrifts & Mortgage Finance)	68	1,654
Mercury General Corp. (Insurance)	115	3,933
Meridian Bioscience, Inc.* (Health Care Equipment & Supplies)	184	6,111
MeridianLink, Inc.* (Software)	98	1,346
Merit Medical Systems, Inc.* (Health Care Equipment & Supplies)	240	16,949
Meritage Homes Corp.* (Household Durables)	155	14,292
Mersana Therapeutics, Inc.* (Biotechnology)	398	2,332
Mesa Laboratories, Inc. (Health Care Equipment & Supplies)	21	3,490
Methode Electronics, Inc. (Electronic Equipment, Instruments & Components)	155	6,877
Metrocity Bankshares, Inc. (Banks)	80	1,730
Metropolitan Bank Holding Corp.* (Banks)	44	2,581
MFA Financial, Inc. (Mortgage Real Estate Investment Trusts (REITs))	441	4,344
MGE Energy, Inc. (Electric Utilities)	156	10,982
MGP Ingredients, Inc. (Beverages)	60	6,383
MicroStrategy, Inc.* (Software)	41	5,804
Microvast Holdings, Inc.* (Machinery)	740	1,132
MicroVision, Inc.* (Electronic Equipment, Instruments & Components)	711	1,671
Mid Penn Bancorp, Inc. (Banks)	62	1,858
Middlesex Water Co. (Water Utilities)	75	5,900
Midland States Bancorp, Inc. (Banks)	91	2,422
MidWestOne Financial Group, Inc. (Banks)	61	1,937
Miller Industries, Inc. (Machinery)	48	1,280
MillerKnoll, Inc. (Commercial Services & Supplies)	326	6,849
MiMedx Group, Inc.* (Biotechnology)	485	1,348

See accompanying notes to financial statements.

362 :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Minerals Technologies, Inc. (Chemicals)	139	$8,440
Mirion Technologies, Inc.* (Electronic Equipment, Instruments & Components)	588	3,887
Mirum Pharmaceuticals, Inc.* (Biotechnology)	79	1,541
Mission Produce, Inc.* (Food Products)	173	2,010
Mitek System, Inc.* (Software)	181	1,754
Model N, Inc.* (Software)	157	6,368
Modine Manufacturing Co.* (Auto Components)	213	4,230
ModivCare, Inc.* (Health Care Providers & Services)	54	4,845
Moelis & Co. (Capital Markets)	274	10,513
Momentive Global, Inc.* (Software)	560	3,920
Momentus, Inc.*(a) (Aerospace & Defense)	241	188
Monarch Casino & Resort, Inc.* (Hotels, Restaurants & Leisure)	57	4,383
MoneyGram International, Inc.* (IT Services)	403	4,389
Moneylion, Inc.* (IT Services)	627	389
Monro, Inc. (Specialty Retail)	134	6,057
Montauk Renewables, Inc.* (Independent Power and Renewable Electricity Producers)	277	3,055
Monte Rosa Therapeutics, Inc.* (Biotechnology)	127	966
Montrose Environmental Group, Inc.* (Commercial Services & Supplies)	118	5,238
Moog, Inc.—Class A (Aerospace & Defense)	123	10,794
Morphic Holding, Inc.* (Biotechnology)	111	2,969
Motorcar Parts of America, Inc.* (Auto Components)	82	973
Movado Group, Inc. (Textiles, Apparel & Luxury Goods)	67	2,161
Mr. Cooper Group, Inc.* (Thrifts & Mortgage Finance)	297	11,919
MRC Global, Inc.* (Trading Companies & Distributors)	356	4,122
Mueller Industries, Inc. (Machinery)	240	14,160
Mueller Water Products, Inc.—Class A (Machinery)	670	7,209
Mullen Automotive, Inc.*(a) (Software)	1,419	406
Multiplan Corp.* (Health Care Technology)	1,622	1,865
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	633	27,225
Murphy USA, Inc. (Specialty Retail)	90	25,158
MVB Financial Corp. (Banks)	44	969
Myers Industries, Inc. (Containers & Packaging)	155	3,446
MYR Group, Inc.* (Construction & Engineering)	70	6,445
Myriad Genetics, Inc.* (Biotechnology)	342	4,962
N-able, Inc.* (Software)	293	3,012
Nabors Industries, Ltd.* (Energy Equipment & Services)	40	6,195
NACCO Industries, Inc.—Class A (Oil, Gas & Consumable Fuels)	17	646
NanoString Technologies, Inc.* (Life Sciences Tools & Services)	200	1,594
Nano-X Imaging, Ltd.* (Health Care Equipment & Supplies)	196	1,446
Napco Security Technologies, Inc.* (Electronic Equipment, Instruments & Components)	126	3,462
National Bank Holdings Corp. (Banks)	125	5,259
National Beverage Corp.* (Beverages)	101	4,700
National Energy Services Reunited Corp.* (Energy Equipment & Services)	164	1,138
National Health Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	180	9,400
National Healthcare Corp. (Health Care Providers & Services)	54	3,213
National Presto Industries, Inc. (Aerospace & Defense)	21	1,438
National Research Corp. (Health Care Providers & Services)	60	2,238
National Vision Holdings, Inc.* (Specialty Retail)	337	13,062
National Western Life Group, Inc.—Class A (Insurance)	10	2,810
Natural Grocers by Vitamin Cottage, Inc. (Food & Staples Retailing)	40	366
Nature's Sunshine Products, Inc.* (Personal Products)	57	474
Nautilus Biotechnology, Inc.* (Life Sciences Tools & Services)	205	369
Navient Corp. (Consumer Finance)	458	7,534
NBT Bancorp, Inc. (Banks)	180	7,816
Nektar Therapeutics* (Pharmaceuticals)	779	1,761
Nelnet, Inc.—Class A (Consumer Finance)	63	5,717
NEOGAMES SA* (Hotels, Restaurants & Leisure)	56	683
Neogen Corp.* (Health Care Equipment & Supplies)	932	14,194
NeoGenomics, Inc.* (Life Sciences Tools & Services)	540	4,990
NerdWallet, Inc.*—Class A (Interactive Media & Services)	112	1,075
Nerdy, Inc.* (Diversified Consumer Services)	240	540
NETGEAR, Inc.* (Communications Equipment)	122	2,209
NetScout Systems, Inc.* (Communications Equipment)	296	9,623
NETSTREIT Corp. (Equity Real Estate Investment Trusts (REITs))	237	4,344
Nevro Corp.* (Health Care Equipment & Supplies)	150	5,940
New Jersey Resources Corp. (Gas Utilities)	413	20,494
New York Mortgage Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	1,589	4,068
Newmark Group, Inc. (Real Estate Management & Development)	580	4,623
Newpark Resources, Inc.* (Energy Equipment & Services)	370	1,536
Nexpoint Real Estate Finance, Inc. (Mortgage Real Estate Investment Trusts (REITs))	35	556
Nexpoint Residential Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	98	4,265
NextDecade Corp.* (Oil, Gas & Consumable Fuels)	156	771
NextGen Healthcare, Inc.* (Health Care Technology)	243	4,564
NexTier Oilfield Solutions, Inc.* (Energy Equipment & Services)	754	6,967
NextNav, Inc.* (Software)	288	844
NGM Biopharmaceuticals, Inc.* (Pharmaceuticals)	174	873
NI Holdings, Inc.* (Insurance)	37	491
Nicolet Bankshares, Inc.* (Banks)	52	4,149
Nikola Corp.*(a) (Machinery)	1,455	3,143
Nkarta, Inc.* (Biotechnology)	141	845
NL Industries, Inc. (Commercial Services & Supplies)	36	245

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 363

Common Stocks, continued

	Shares	Value
nLight, Inc.* (Electronic Equipment, Instruments & Components)	190	$1,927
NMI Holdings, Inc.*—Class A (Thrifts & Mortgage Finance)	352	7,357
Noble Corp. PLC* (Energy Equipment & Services)	362	13,651
Noodles & Co.* (Hotels, Restaurants & Leisure)	175	961
Nordic American Tankers, Ltd. (Oil, Gas & Consumable Fuels)	882	2,699
Northeast Bank (Banks)	28	1,179
Northern Oil And Gas, Inc. (Oil, Gas & Consumable Fuels)	283	8,722
Northfield Bancorp, Inc. (Thrifts & Mortgage Finance)	183	2,879
Northwest Bancshares, Inc. (Thrifts & Mortgage Finance)	521	7,284
Northwest Natural Holding Co. (Gas Utilities)	149	7,091
Northwest Pipe Co.* (Construction & Engineering)	42	1,415
NorthWestern Corp. (Multi-Utilities)	249	14,776
Novagold Resources, Inc.* (Metals & Mining)	1,027	6,141
Novanta, Inc.* (Electronic Equipment, Instruments & Components)	153	20,787
NOW, Inc.* (Trading Companies & Distributors)	474	6,020
Nu Skin Enterprises, Inc.—Class A (Personal Products)	211	8,896
Nurix Therapeutics, Inc.* (Biotechnology)	199	2,185
NuScale Power Corp.* (Electrical Equipment)	135	1,385
Nutex Health, Inc.* (Health Care Technology)	1,076	2,044
Nuvalent, Inc.*(a)—Class A (Biotechnology)	86	2,561
NuVasive, Inc.* (Health Care Equipment & Supplies)	225	9,279
Nuvation Bio, Inc.* (Pharmaceuticals)	500	960
NV5 Global, Inc.* (Construction & Engineering)	58	7,675
Oceaneering International, Inc.* (Energy Equipment & Services)	430	7,521
Oceanfirst Financial Corp. (Thrifts & Mortgage Finance)	249	5,291
Ocugen, Inc.* (Biotechnology)	933	1,213
Ocular Therapeutix, Inc.* (Pharmaceuticals)	331	930
Offerpad Solutions, Inc.*(a) (Real Estate Management & Development)	293	135
Office Properties Income Trust (Equity Real Estate Investment Trusts (REITs))	206	2,750
OFG Bancorp (Banks)	200	5,512
O-I Glass, Inc.* (Containers & Packaging)	669	11,086
Oil States International, Inc.* (Energy Equipment & Services)	270	2,014
Old National Bancorp (Banks)	1,259	22,637
Old Second Bancorp, Inc. (Banks)	181	2,903
Olo, Inc.*—Class A (Software)	386	2,413
Olympic Steel, Inc. (Metals & Mining)	42	1,410
Omega Flex, Inc. (Machinery)	14	1,306
OmniAb, Inc.* (Life Sciences Tools & Services)	332	1,195
Omnicell, Inc.* (Health Care Technology)	190	9,580
ON24, Inc.* (Software)	179	1,545
Ondas Holdings, Inc.*(a) (Communications Equipment)	153	243
ONE Gas, Inc. (Gas Utilities)	231	17,491
One Liberty Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	70	1,555
OneSpan, Inc.* (Software)	170	1,902
OneSpaWorld Holdings, Ltd.* (Diversified Consumer Services)	285	2,659
Onewater Marine, Inc.* (Specialty Retail)	49	1,401
Onto Innovation, Inc.* (Semiconductors & Semiconductor Equipment)	212	14,435
Ooma, Inc.* (Diversified Telecommunication Services)	98	1,335
Open Lending Corp.*—Class A (Capital Markets)	453	3,058
OPKO Health, Inc.* (Biotechnology)	1,734	2,168
Oportun Financial Corp.* (Consumer Finance)	121	667
Oppenheimer Holdings, Inc.—Class A (Capital Markets)	34	1,439
OppFi, Inc.*(a) (Consumer Finance)	59	121
OptimizeRx Corp.* (Health Care Technology)	72	1,210
Option Care Health, Inc.* (Health Care Providers & Services)	671	20,190
OraSure Technologies, Inc.* (Health Care Equipment & Supplies)	309	1,489
Orchid Island Capital, Inc.(a) (Mortgage Real Estate Investment Trusts (REITs))	145	1,523
Organogenesis Holdings, Inc.* (Biotechnology)	305	820
Origin Bancorp, Inc. (Banks)	97	3,560
Origin Materials, Inc.* (Chemicals)	452	2,084
Orion Engineered Carbons SA (Chemicals)	260	4,631
Orion Office REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	245	2,092
Ormat Technologies, Inc. (Independent Power and Renewable Electricity Producers)	211	18,248
Orrstown Financial Services, Inc. (Banks)	44	1,019
Orthofix Medical, Inc.* (Health Care Equipment & Supplies)	83	1,704
OrthoPediatrics Corp.* (Health Care Equipment & Supplies)	65	2,582
Oscar Health, Inc.*—Class A (Insurance)	518	1,274
OSI Systems, Inc.* (Electronic Equipment, Instruments & Components)	69	5,487
Otter Tail Corp. (Electric Utilities)	177	10,392
Ouster, Inc.* (Electronic Equipment, Instruments & Components)	623	538
Outbrain, Inc.* (Interactive Media & Services)	157	568
Outfront Media, Inc. (Equity Real Estate Investment Trusts (REITs))	629	10,429
Outlook Therapeutics, Inc.* (Biotechnology)	508	549
Outset Medical, Inc.* (Health Care Equipment & Supplies)	209	5,396
Overstock.com, Inc.* (Internet & Direct Marketing Retail)	182	3,524
Owens & Minor, Inc.* (Health Care Providers & Services)	317	6,191
Owlet, Inc.* (Health Care Equipment & Supplies)	70	39
Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)	65	6,057
P3 Health Partners, Inc.* (Health Care Providers & Services)	104	191
Pacific Biosciences of California, Inc.* (Life Sciences Tools & Services)	969	7,926
Pacific Premier Bancorp, Inc. (Banks)	403	12,719
Pacira BioSciences, Inc.* (Pharmaceuticals)	193	7,452
Pactiv Evergreen, Inc. (Containers & Packaging)	185	2,102
PagerDuty, Inc.* (Software)	372	9,880
Palomar Holdings, Inc.* (Insurance)	104	4,697

See accompanying notes to financial statements.

364 :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
PAM Transportation Services, Inc. (Road & Rail)	28	$725
Papa John's International, Inc. (Hotels, Restaurants & Leisure)	140	11,523
Par Pacific Holdings, Inc.* (Oil, Gas & Consumable Fuels)	210	4,883
PAR Technology Corp.*(a) (Electronic Equipment, Instruments & Components)	114	2,972
Paragon 28, Inc.* (Health Care Equipment & Supplies)	198	3,784
Paramount Group, Inc. (Equity Real Estate Investment Trusts (REITs))	805	4,782
Pardes Biosciences, Inc.* (Biotechnology)	148	250
Park Aerospace Corp. (Aerospace & Defense)	84	1,126
Park National Corp. (Banks)	62	8,727
Parke Bancorp, Inc. (Banks)	43	892
Parsons Corp.* (Aerospace & Defense)	145	6,706
Party City Holdco, Inc.* (Specialty Retail)	468	171
Pathward Financial, Inc. (Thrifts & Mortgage Finance)	123	5,295
Patrick Industries, Inc. (Auto Components)	93	5,636
Patterson Cos., Inc. (Health Care Providers & Services)	375	10,511
Patterson-UTI Energy, Inc. (Energy Equipment & Services)	921	15,510
Paya Holdings, Inc.* (IT Services)	376	2,959
Payoneer Global, Inc.* (IT Services)	947	5,180
Paysafe, Ltd.* (IT Services)	122	1,695
PBF Energy, Inc.—Class A (Oil, Gas & Consumable Fuels)	422	17,209
PC Connection, Inc. (Electronic Equipment, Instruments & Components)	49	2,298
PCB Bancorp (Banks)	49	867
PDF Solutions, Inc.* (Semiconductors & Semiconductor Equipment)	129	3,679
Peabody Energy Corp.* (Oil, Gas & Consumable Fuels)	506	13,369
Peapack Gladstone Financial Corp. (Banks)	73	2,717
Pear Therapeutics, Inc.* (Health Care Technology)	294	347
Pebblebrook Hotel Trust (Equity Real Estate Investment Trusts (REITs))	558	7,472
Pediatrix Medical Group, Inc.* (Health Care Providers & Services)	351	5,216
Pennymac Financial Services, Inc. (Thrifts & Mortgage Finance)	115	6,516
PennyMac Mortgage Investment Trust (Mortgage Real Estate Investment Trusts (REITs))	381	4,721
Peoples Bancorp, Inc. (Banks)	119	3,362
Peoples Financial Services Corp. (Banks)	30	1,555
PepGen, Inc.* (Biotechnology)	65	869
Perdoceo Education Corp.* (Diversified Consumer Services)	289	4,017
Perella Weinberg Partners (Capital Markets)	158	1,548
Perficient, Inc.* (IT Services)	147	10,265
Perimeter Solutions SA* (Chemicals)	505	4,616
Permian Resources Corp. (Oil, Gas & Consumable Fuels)	893	8,394
Petiq, Inc.* (Health Care Providers & Services)	116	1,070
PetMed Express, Inc. (Internet & Direct Marketing Retail)	86	1,522
PFSweb, Inc. (IT Services)	72	443
PGT Innovations, Inc.* (Building Products)	248	4,454
Phathom Pharmaceuticals, Inc.* (Pharmaceuticals)	105	1,178
Phibro Animal Health Corp.—Class A (Pharmaceuticals)	87	1,167
Phillips Edison & Co., Inc. (Equity Real Estate Investment Trusts (REITs))	504	16,047
Photronics, Inc.* (Semiconductors & Semiconductor Equipment)	257	4,325
Phreesia, Inc.* (Health Care Technology)	212	6,860
Physicians Realty Trust (Equity Real Estate Investment Trusts (REITs))	979	14,166
Piedmont Lithium, Inc.* (Metals & Mining)	75	3,302
Piedmont Office Realty Trust, Inc.—Class A (Equity Real Estate Investment Trusts (REITs))	528	4,842
Pioneer Bancorp, Inc.* (Thrifts & Mortgage Finance)	49	559
Piper Sandler Cos. (Capital Markets)	75	9,764
Pitney Bowes, Inc. (Commercial Services & Supplies)	744	2,827
PJT Partners, Inc.—Class A (Capital Markets)	101	7,443
Planet Labs PBC* (Professional Services)	668	2,906
Playstudios, Inc.* (Entertainment)	340	1,319
Plexus Corp.* (Electronic Equipment, Instruments & Components)	118	12,146
Plymouth Industrial REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	162	3,107
PMV Pharmaceuticals, Inc.* (Pharmaceuticals)	158	1,375
PNM Resources, Inc. (Electric Utilities)	367	17,906
Point Biopharma Global, Inc.* (Biotechnology)	367	2,675
PolyMet Mining Corp.* (Metals & Mining)	126	334
Porch Group, Inc.* (Internet & Direct Marketing Retail)	351	660
Portillo's, Inc.*—Class A (Hotels, Restaurants & Leisure)	119	1,942
Portland General Electric Co. (Electric Utilities)	384	18,816
Poshmark, Inc.*—Class A (Internet & Direct Marketing Retail)	201	3,594
Postal Realty Trust, Inc.—Class A (Equity Real Estate Investment Trusts (REITs))	77	1,119
PotlatchDeltic Corp. (Equity Real Estate Investment Trusts (REITs))	342	15,045
Powell Industries, Inc. (Electrical Equipment)	40	1,407
Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	244	17,500
PowerSchool Holdings, Inc.* (Diversified Consumer Services)	196	4,524
PRA Group, Inc.* (Consumer Finance)	165	5,574
Praxis Precision Medicines, Inc.* (Biotechnology)	168	400
Precigen, Inc.* (Biotechnology)	433	658
Preferred Bank (Banks)	57	4,253
Preformed Line Products Co. (Electrical Equipment)	11	916
Premier Financial Corp. (Thrifts & Mortgage Finance)	152	4,099
Prestige Consumer Healthcare, Inc.* (Pharmaceuticals)	213	13,334
PriceSmart, Inc. (Food & Staples Retailing)	106	6,443
Prime Medicine, Inc.* (Biotechnology)	45	836
Primis Financial Corp. (Banks)	95	1,126
Primo Water Corp. (Beverages)	677	10,521

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 365

Common Stocks, continued

	Shares	Value
Primoris Services Corp. (Construction & Engineering)	228	$5,002
Priority Technology Holdings, Inc.* (IT Services)	76	400
Privia Health Group, Inc.* (Health Care Providers & Services)	197	4,474
ProAssurance Corp. (Insurance)	232	4,053
PROCEPT BioRobotics Corp.* (Health Care Equipment & Supplies)	112	4,652
Professional Holding Corp.*—Class A (Banks)	56	1,553
ProFrac Holding Corp.*—Class A (Energy Equipment & Services)	100	2,520
PROG Holdings, Inc.* (Consumer Finance)	214	3,614
Progress Software Corp. (Software)	184	9,283
Progyny, Inc.* (Health Care Providers & Services)	324	10,093
Prometheus Biosciences, Inc.* (Biotechnology)	149	16,390
ProPetro Holding Corp.* (Energy Equipment & Services)	376	3,899
PROS Holdings, Inc.* (Software)	177	4,294
Protagonist Therapeutics, Inc.* (Biotechnology)	200	2,182
Proterra, Inc.* (Machinery)	960	3,619
Prothena Corp. PLC* (Biotechnology)	157	9,459
Proto Labs, Inc.* (Machinery)	116	2,961
Provention Bio, Inc.* (Pharmaceuticals)	271	2,864
Provident BanCorp, Inc. (Thrifts & Mortgage Finance)	62	451
Provident Financial Services, Inc. (Thrifts & Mortgage Finance)	314	6,707
PTC Therapeutics, Inc.* (Biotechnology)	302	11,527
PubMatic, Inc.*—Class A (Media)	185	2,370
Pulmonx Corp.* (Health Care Equipment & Supplies)	147	1,239
Pure Cycle Corp.* (Water Utilities)	83	870
PureCycle Technologies, Inc.* (Chemicals)	457	3,089
Purple Innovation, Inc.* (Household Durables)	235	1,126
Q2 Holdings, Inc.* (Software)	240	6,449
QCR Holdings, Inc. (Banks)	68	3,376
Quad/Graphics, Inc.* (Commercial Services & Supplies)	139	567
Quaker Chemical Corp. (Chemicals)	58	9,680
Qualys, Inc.* (Software)	166	18,629
Quanex Building Products Corp. (Building Products)	143	3,386
Quanterix Corp.* (Life Sciences Tools & Services)	146	2,022
Quantum-Si, Inc.* (Life Sciences Tools & Services)	392	717
QuinStreet, Inc.* (Interactive Media & Services)	217	3,114
Quotient Technology, Inc.* (Internet & Direct Marketing Retail)	389	1,334
Qurate Retail, Inc.*—Class A (Internet & Direct Marketing Retail)	1,503	2,450
R1 RCM, Inc.* (Health Care Providers & Services)	645	7,063
Rackspace Technology, Inc.* (IT Services)	247	729
Radian Group, Inc. (Thrifts & Mortgage Finance)	676	12,891
Radiant Logistics, Inc.* (Air Freight & Logistics)	159	809
Radius Global Infrastructure, Inc.*—Class A (Diversified Telecommunication Services)	329	3,889
RadNet, Inc.* (Health Care Providers & Services)	214	4,030
Rallybio Corp.* (Biotechnology)	79	519
Ramaco Resources, Inc. (Metals & Mining)	97	853
Rambus, Inc.* (Semiconductors & Semiconductor Equipment)	459	16,441
Ranger Oil Corp. (Oil, Gas & Consumable Fuels)	82	3,315
Ranpak Holdings Corp.* (Containers & Packaging)	187	1,079
Rapid7, Inc.* (Software)	253	8,597
RAPT Therapeutics, Inc.* (Biotechnology)	113	2,237
Rayonier Advanced Materials, Inc.* (Chemicals)	265	2,544
RBB Bancorp (Banks)	63	1,314
RBC Bearings, Inc.* (Machinery)	123	25,749
RCI Hospitality Holdings, Inc. (Hotels, Restaurants & Leisure)	37	3,448
RE/MAX Holdings, Inc. (Real Estate Management & Development)	76	1,417
Ready Capital Corp. (Mortgage Real Estate Investment Trusts (REITs))	308	3,431
Realogy Holdings Corp.* (Real Estate Management & Development)	461	2,946
Reata Pharmaceuticals, Inc.*—Class A (Pharmaceuticals)	119	4,521
Recursion Pharmaceuticals, Inc.*—Class A (Biotechnology)	587	4,526
Red River Bancshares, Inc. (Banks)	18	919
Red Rock Resorts, Inc.—Class A (Hotels, Restaurants & Leisure)	217	8,682
Red Violet, Inc.* (Professional Services)	42	967
Redfin Corp.* (Real Estate Management & Development)	456	1,933
Redwire Corp.* (Aerospace & Defense)	84	166
Redwood Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	487	3,292
REGENXBIO, Inc.* (Biotechnology)	173	3,924
Regional Management Corp. (Consumer Finance)	33	927
Relay Therapeutics, Inc.* (Biotechnology)	366	5,468
Relmada Therapeutics, Inc.* (Pharmaceuticals)	117	408
Remitly Global, Inc.* (IT Services)	431	4,935
Renasant Corp. (Banks)	236	8,871
Rent the Runway, Inc.*—Class A (Internet & Direct Marketing Retail)	204	622
Rent-A-Center, Inc. (Specialty Retail)	214	4,826
Repay Holdings Corp.* (IT Services)	377	3,035
Replimune Group, Inc.* (Biotechnology)	175	4,760
Republic Bancorp, Inc.—Class A (Banks)	38	1,555
Republic First Bancorp, Inc.* (Banks)	242	520
Reservoir Media, Inc.* (Entertainment)	88	525
Resideo Technologies, Inc.* (Building Products)	621	10,215
Resolute Forest Products, Inc.* (Paper & Forest Products)	197	4,253
Resources Connection, Inc. (Professional Services)	138	2,536
Retail Opportunity Investments Corp. (Equity Real Estate Investment Trusts (REITs))	517	7,771
REV Group, Inc. (Machinery)	141	1,779
Revance Therapeutics, Inc.* (Pharmaceuticals)	347	6,406
REVOLUTION Medicines, Inc.* (Biotechnology)	323	7,694
Revolve Group, Inc.* (Internet & Direct Marketing Retail)	176	3,918
REX American Resources Corp.* (Oil, Gas & Consumable Fuels)	69	2,198
Ribbon Communications, Inc.* (Communications Equipment)	311	868
Rigel Pharmaceuticals, Inc.* (Biotechnology)	740	1,110

See accompanying notes to financial statements.

366 :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Rigetti Computing, Inc.* (Semiconductors & Semiconductor Equipment)	338	$246
Riley Exploration Permian, Inc. (Oil, Gas & Consumable Fuels)	45	1,324
Rimini Street, Inc.* (Software)	212	808
Ring Energy, Inc.* (Oil, Gas & Consumable Fuels)	405	996
Riot Blockchain, Inc.*(a) (Software)	681	2,309
Rite Aid Corp.* (Food & Staples Retailing)	238	795
RLI Corp. (Insurance)	168	22,053
RLJ Lodging Trust (Equity Real Estate Investment Trusts (REITs))	689	7,297
Rocket Lab USA, Inc.* (Aerospace & Defense)	926	3,491
Rocket Pharmaceuticals, Inc.* (Biotechnology)	231	4,521
Rockley Photonics Holdings, Ltd.* (Semiconductors & Semiconductor Equipment)	451	63
Rocky Brands, Inc. (Textiles, Apparel & Luxury Goods)	30	709
Rogers Corp.* (Electronic Equipment, Instruments & Components)	81	9,667
Root, Inc.*—Class A (Insurance)	34	153
Rover Group, Inc.* (Diversified Consumer Services)	402	1,475
RPC, Inc. (Energy Equipment & Services)	319	2,836
RPT Realty (Equity Real Estate Investment Trusts (REITs))	363	3,645
RumbleON, Inc.*—Class B (Internet & Direct Marketing Retail)	45	291
Rush Enterprises, Inc.—Class A (Trading Companies & Distributors)	180	9,410
Rush Enterprises, Inc.—Class B (Trading Companies & Distributors)	28	1,576
Rush Street Interactive, Inc.* (Hotels, Restaurants & Leisure)	261	937
Ruth's Hospitality Group, Inc. (Hotels, Restaurants & Leisure)	136	2,105
RxSight, Inc.* (Health Care Equipment & Supplies)	88	1,115
Ryerson Holding Corp. (Metals & Mining)	83	2,512
Ryman Hospitality Properties, Inc.—Class I (Equity Real Estate Investment Trusts (REITs))	231	18,890
S&T Bancorp, Inc. (Banks)	168	5,742
Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	991	12,318
Sabre Corp.* (IT Services)	1,400	8,652
Safe Bulkers, Inc. (Marine)	307	893
Safehold, Inc. (Equity Real Estate Investment Trusts (REITs))	115	3,291
Safety Insurance Group, Inc. (Insurance)	61	5,140
Sage Therapeutics, Inc.* (Biotechnology)	224	8,543
Saia, Inc.* (Road & Rail)	114	23,904
Sally Beauty Holdings, Inc.* (Specialty Retail)	460	5,759
Sana Biotechnology, Inc.* (Biotechnology)	383	1,513
SandRidge Energy, Inc.* (Oil, Gas & Consumable Fuels)	137	2,333
Sandy Spring Bancorp, Inc. (Banks)	187	6,588
Sangamo Therapeutics, Inc.* (Biotechnology)	575	1,806
Sanmina Corp.* (Electronic Equipment, Instruments & Components)	245	14,036
Sapiens International Corp. N.V. (Software)	138	2,550
Sarcos Technology and Robotics Corp.* (Machinery)	470	264
Saul Centers, Inc. (Equity Real Estate Investment Trusts (REITs))	50	2,034
ScanSource, Inc.* (Electronic Equipment, Instruments & Components)	109	3,185
Schnitzer Steel Industries, Inc.—Class A (Metals & Mining)	109	3,341
Scholastic Corp. (Media)	127	5,011
Schrodinger, Inc.* (Health Care Technology)	232	4,336
Science 37 Holdings, Inc.* (Life Sciences Tools & Services)	270	112
Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)	202	10,862
Sculptor Capital Management, Inc. (Capital Markets)	111	961
Seacoast Banking Corp. of Florida (Banks)	260	8,109
SeaSpine Holdings Corp.* (Health Care Equipment & Supplies)	153	1,278
SeaWorld Entertainment, Inc.* (Hotels, Restaurants & Leisure)	171	9,150
SecureWorks Corp.*—Class A (Software)	43	275
Seer, Inc.* (Life Sciences Tools & Services)	221	1,282
Select Energy Services, Inc. (Energy Equipment & Services)	307	2,837
Select Medical Holdings Corp. (Health Care Providers & Services)	447	11,099
Selective Insurance Group, Inc. (Insurance)	256	22,684
Selectquote, Inc.* (Insurance)	581	390
Sema4 Holdings Corp.* (Health Care Technology)	679	179
Semtech Corp.* (Semiconductors & Semiconductor Equipment)	272	7,804
Seneca Foods Corp.*—Class A (Food Products)	21	1,280
Senseonics Holdings, Inc.*(a) (Health Care Equipment & Supplies)	2,031	2,092
Sensient Technologies Corp. (Chemicals)	180	13,126
Seres Therapeutics, Inc.* (Biotechnology)	303	1,697
Service Properties Trust (Equity Real Estate Investment Trusts (REITs))	705	5,139
ServisFirst Bancshares, Inc. (Banks)	215	14,816
SFL Corp., Ltd. (Oil, Gas & Consumable Fuels)	493	4,545
Shake Shack, Inc.*—Class A (Hotels, Restaurants & Leisure)	161	6,686
Sharecare, Inc.* (Health Care Technology)	1,280	2,048
Shenandoah Telecommunications Co. (Wireless Telecommunication Services)	209	3,319
Shoals Technologies Group, Inc.*—Class A (Electrical Equipment)	593	14,629
Shockwave Medical, Inc.* (Health Care Equipment & Supplies)	153	31,458
Shoe Carnival, Inc. (Specialty Retail)	74	1,769
Shore Bancshares, Inc. (Banks)	76	1,325
ShotSpotter, Inc.* (Software)	39	1,319
Shutterstock, Inc. (Internet & Direct Marketing Retail)	103	5,430
SI-BONE, Inc.* (Health Care Equipment & Supplies)	147	1,999
Sierra Bancorp (Banks)	59	1,253
SIGA Technologies, Inc. (Pharmaceuticals)	203	1,494
Sight Sciences, Inc.* (Health Care Equipment & Supplies)	94	1,148

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 367

Common Stocks, continued

	Shares	Value
Signet Jewelers, Ltd. (Specialty Retail)	197	$13,396
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	142	19,266
Silk Road Medical, Inc.* (Health Care Equipment & Supplies)	161	8,509
SilverBow Resources, Inc.*(a) (Oil, Gas & Consumable Fuels)	50	1,414
Silvercrest Asset Management Group, Inc.—Class A (Capital Markets)	42	788
Silvergate Capital Corp.*—Class A (Banks)	135	2,349
Simmons First National Corp.—Class A (Banks)	522	11,265
Simpson Manufacturing Co., Inc. (Building Products)	183	16,225
Simulations Plus, Inc. (Health Care Technology)	68	2,487
Sinclair Broadcast Group, Inc.—Class A (Media)	173	2,683
Singular Genomics Systems, Inc.* (Life Sciences Tools & Services)	242	486
SiriusPoint, Ltd.* (Insurance)	396	2,336
SITE Centers Corp. (Equity Real Estate Investment Trusts (REITs))	836	11,420
SiTime Corp.* (Semiconductors & Semiconductor Equipment)	70	7,113
Sitio Royalties Corp.—Class A (Oil, Gas & Consumable Fuels)	305	8,799
SJW Group (Water Utilities)	116	9,418
Skillsoft Corp.* (Professional Services)	348	452
Skillz, Inc.* (Entertainment)	1,350	684
Skyline Champion Corp.* (Household Durables)	229	11,796
SkyWater Technology, Inc.* (Semiconductors & Semiconductor Equipment)	49	348
SkyWest, Inc.* (Airlines)	214	3,533
Sleep Number Corp.* (Specialty Retail)	92	2,390
SM Energy Co. (Oil, Gas & Consumable Fuels)	520	18,112
SMART Global Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	207	3,080
SmartFinancial, Inc. (Banks)	67	1,843
SmartRent, Inc.* (Electronic Equipment, Instruments & Components)	520	1,264
Smith & Wesson Brands, Inc. (Leisure Products)	195	1,693
Snap One Holdings Corp.* (Household Durables)	77	571
Solaris Oilfield Infrastructure, Inc. (Energy Equipment & Services)	136	1,350
SolarWinds Corp.* (IT Services)	208	1,947
Solid Power, Inc.* (Auto Components)	570	1,448
Solo Brands, Inc.*—Class A (Leisure Products)	95	353
SomaLogic, Inc.* (Life Sciences Tools & Services)	642	1,611
Sonder Holdings, Inc.* (Hotels, Restaurants & Leisure)	813	1,008
Sonic Automotive, Inc.—Class A (Specialty Retail)	77	3,794
Sonos, Inc.* (Household Durables)	547	9,244
Sorrento Therapeutics, Inc.* (Biotechnology)	1,980	1,754
South Jersey Industries, Inc. (Gas Utilities)	527	18,724
South Plains Financial, Inc. (Banks)	42	1,156
Southern First Bancshares, Inc.* (Banks)	33	1,510
Southern Missouri Bancorp, Inc. (Thrifts & Mortgage Finance)	34	1,558
Southside Bancshares, Inc. (Banks)	131	4,715
SouthState Corp. (Banks)	321	24,511
Southwest Gas Holdings, Inc. (Gas Utilities)	288	17,821
Sovos Brands, Inc.* (Food Products)	164	2,357
SP Plus Corp.* (Commercial Services & Supplies)	86	2,986
SpartanNash Co. (Food & Staples Retailing)	150	4,536
Spire Global, Inc.* (Technology Hardware, Storage & Peripherals)	538	516
Spire, Inc. (Gas Utilities)	219	15,080
Spirit Airlines, Inc. (Airlines)	468	9,117
Sportsman's Warehouse Holdings, Inc.* (Specialty Retail)	165	1,553
SpringWorks Therapeutics, Inc.* (Biotechnology)	154	4,006
Sprout Social, Inc.*—Class A (Software)	201	11,348
Sprouts Farmers Market, Inc.* (Food & Staples Retailing)	455	14,728
SPS Commerce, Inc.* (Software)	155	19,906
SPX Technologies, Inc.* (Machinery)	188	12,342
Squarespace, Inc.*—Class A (IT Services)	130	2,882
STAAR Surgical Co.* (Health Care Equipment & Supplies)	207	10,048
STAG Industrial, Inc. (Equity Real Estate Investment Trusts (REITs))	774	25,007
Stagwell, Inc.* (Media)	329	2,043
Standard Motor Products, Inc. (Auto Components)	86	2,993
Standex International Corp. (Machinery)	51	5,223
Steelcase, Inc.—Class A (Commercial Services & Supplies)	375	2,651
Stellar Bancorp, Inc. (Banks)	192	5,656
Stem, Inc.* (Electrical Equipment)	619	5,534
Stepan Co. (Chemicals)	92	9,794
StepStone Group, Inc.—Class A (Capital Markets)	234	5,892
Sterling Bancorp, Inc.* (Thrifts & Mortgage Finance)	74	451
Sterling Check Corp.* (Professional Services)	101	1,562
Sterling Construction Co., Inc.* (Construction & Engineering)	125	4,100
Steven Madden, Ltd. (Textiles, Apparel & Luxury Goods)	330	10,546
Stewart Information Services Corp. (Insurance)	115	4,914
Stitch Fix, Inc.*—Class A (Internet & Direct Marketing Retail)	359	1,116
Stock Yards Bancorp, Inc. (Banks)	123	7,993
Stoke Therapeutics, Inc.* (Biotechnology)	97	895
StoneCo, Ltd.*—Class A (IT Services)	1,190	11,233
Stoneridge, Inc.* (Auto Components)	114	2,458
StoneX Group, Inc.* (Capital Markets)	74	7,052
Strategic Education, Inc. (Diversified Consumer Services)	98	7,675
Stratus Properties, Inc. (Real Estate Management & Development)	25	482
Stride, Inc.* (Diversified Consumer Services)	175	5,474
Sturm Ruger & Co., Inc. (Leisure Products)	74	3,746
Summit Financial Group, Inc. (Banks)	48	1,195
Summit Hotel Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	450	3,249
Summit Materials, Inc.*—Class A (Construction Materials)	511	14,515
Sumo Logic, Inc.* (Software)	499	4,042
Sun Country Airlines Holdings, Inc.* (Airlines)	143	2,268
SunCoke Energy, Inc. (Metals & Mining)	358	3,090

See accompanying notes to financial statements.

368 :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Sunlight Financial Holdings, Inc.* (Consumer Finance)	102	$132
Sunnova Energy International, Inc.* (Independent Power and Renewable Electricity Producers)	427	7,690
SunOpta, Inc.* (Food Products)	419	3,536
SunPower Corp.* (Semiconductors & Semiconductor Equipment)	350	6,311
Sunstone Hotel Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	911	8,800
Super Micro Computer, Inc.* (Technology Hardware, Storage & Peripherals)	199	16,338
Superior Group of Cos., Inc. (Textiles, Apparel & Luxury Goods)	50	503
Supernus Pharmaceuticals, Inc.* (Pharmaceuticals)	212	7,562
Surgery Partners, Inc.* (Health Care Providers & Services)	214	5,962
Surmodics, Inc.* (Health Care Equipment & Supplies)	58	1,979
Sutro BioPharma, Inc.* (Biotechnology)	232	1,875
Sweetgreen, Inc.*—Class A (Hotels, Restaurants & Leisure)	380	3,257
SWK Holdings Corp.* (Diversified Financial Services)	15	265
Sylvamo Corp. (Paper & Forest Products)	153	7,435
Synaptics, Inc.* (Semiconductors & Semiconductor Equipment)	171	16,272
Syndax Pharmaceuticals, Inc.* (Biotechnology)	229	5,828
Tactile Systems Technology, Inc.* (Health Care Equipment & Supplies)	84	964
Talaris Therapeutics, Inc.* (Biotechnology)	98	100
Talos Energy, Inc.* (Oil, Gas & Consumable Fuels)	284	5,362
Tanger Factory Outlet Centers, Inc. (Equity Real Estate Investment Trusts (REITs))	435	7,804
Tango Therapeutics, Inc.* (Biotechnology)	201	1,457
Target Hospitality Corp.* (Hotels, Restaurants & Leisure)	125	1,893
Tarsus Pharmaceuticals, Inc.* (Pharmaceuticals)	79	1,158
Tattooed Chef, Inc.*(a) (Food Products)	210	258
Taylor Morrison Home Corp.* (Household Durables)	449	13,627
TechTarget, Inc.* (Media)	116	5,111
Teekay Corp.* (Oil, Gas & Consumable Fuels)	296	1,344
Teekay Tankers, Ltd.*—Class A (Oil, Gas & Consumable Fuels)	98	3,019
TEGNA, Inc. (Media)	957	20,278
Tejon Ranch Co.* (Real Estate Management & Development)	89	1,677
Telephone and Data Systems, Inc. (Wireless Telecommunication Services)	433	4,542
Tellurian, Inc.* (Oil, Gas & Consumable Fuels)	2,191	3,681
Telos Corp.* (Software)	231	1,176
Tenable Holdings, Inc.* (Software)	480	18,311
Tenaya Therapeutics, Inc.* (Biotechnology)	120	241
Tennant Co. (Machinery)	80	4,926
Tenon Medical, Inc.* (Health Care Equipment & Supplies)	33	52
Terawulf, Inc.*(a) (Software)	93	62
Terex Corp. (Machinery)	286	12,218
Terran Orbital Corp.* (Aerospace & Defense)	177	280
Terreno Realty Corp. (Equity Real Estate Investment Trusts (REITs))	319	18,141
TETRA Technologies, Inc.* (Energy Equipment & Services)	534	1,848
Texas Capital Bancshares, Inc.* (Banks)	214	12,906
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)	288	26,194
Textainer Group Holdings, Ltd. (Trading Companies & Distributors)	186	5,768
TG Therapeutics, Inc.* (Biotechnology)	572	6,767
The Andersons, Inc. (Food & Staples Retailing)	138	4,829
The Arena Group Holdings, Inc.* (Interactive Media & Services)	49	520
The Bancorp, Inc.* (Banks)	235	6,669
The Bank of NT Butterfield & Son, Ltd. (Banks)	213	6,350
The Beachbody Co., Inc.* (Diversified Consumer Services)	449	236
The Beauty Health Co.* (Personal Products)	407	3,704
The Brink's Co. (Commercial Services & Supplies)	195	10,474
The Buckle, Inc. (Specialty Retail)	129	5,850
The Cato Corp.—Class A (Specialty Retail)	78	728
The Cheesecake Factory, Inc. (Hotels, Restaurants & Leisure)	209	6,627
The Chefs' Warehouse, Inc.* (Food & Staples Retailing)	147	4,892
The Children's Place, Inc.* (Specialty Retail)	54	1,967
The Container Store Group, Inc.* (Specialty Retail)	140	603
The Duckhorn Portfolio, Inc.* (Beverages)	180	2,983
The E.W. Scripps Co.*—Class A (Media)	251	3,311
The Ensign Group, Inc. (Health Care Providers & Services)	232	21,949
The First Bancorp, Inc. (Banks)	42	1,257
The First Bancshares, Inc. (Banks)	90	2,881
The First of Long Island Corp. (Banks)	95	1,710
The GEO Group, Inc.* (Equity Real Estate Investment Trusts (REITs))	508	5,563
The Goodyear Tire & Rubber Co.* (Auto Components)	1,205	12,231
The Gorman-Rupp Co. (Machinery)	98	2,511
The Greenbrier Cos., Inc. (Machinery)	137	4,594
The Hackett Group, Inc. (IT Services)	115	2,343
The Hain Celestial Group, Inc.* (Food Products)	384	6,213
The Honest Co., Inc.* (Personal Products)	282	849
The Joint Corp.* (Health Care Providers & Services)	60	839
The Lovesac Co.* (Household Durables)	60	1,321
The Macerich Co. (Equity Real Estate Investment Trusts (REITs))	925	10,416
The Manitowoc Co., Inc.* (Machinery)	149	1,365
The Marcus Corp. (Entertainment)	102	1,468
The Necessity Retail REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	574	3,404
The ODP Corp.* (Specialty Retail)	172	7,833
The Oncology Institute, Inc.* (Health Care Providers & Services)	149	246
The ONE Group Hospitality, Inc.* (Hotels, Restaurants & Leisure)	96	605
The Pennant Group, Inc.* (Health Care Providers & Services)	111	1,219

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 369

Common Stocks, continued

	Shares	Value
The RealReal, Inc.* (Internet & Direct Marketing Retail)	379	$474
The RMR Group, Inc.—Class A (Real Estate Management & Development)	66	1,865
The Shyft Group, Inc. (Machinery)	148	3,679
The Simply Good Foods Co.* (Food Products)	381	14,489
The St Joe Co. (Real Estate Management & Development)	148	5,720
The Vita Coco Co., Inc.*(a) (Beverages)	120	1,658
The York Water Co. (Water Utilities)	61	2,744
Theravance Biopharma, Inc.* (Pharmaceuticals)	280	3,142
Thermon Group Holdings, Inc.* (Electrical Equipment)	143	2,871
Theseus Pharmaceuticals, Inc.* (Pharmaceuticals)	73	364
Third Coast Bancshares, Inc.* (Banks)	55	1,014
Third Harmonic Bio, Inc.* (Pharmaceuticals)	55	237
Thorne HealthTech, Inc.* (Personal Products)	59	214
ThredUp, Inc.*—Class A (Internet & Direct Marketing Retail)	252	330
Thryv Holdings, Inc.* (Media)	109	2,071
Tidewater, Inc.* (Energy Equipment & Services)	200	7,370
Tile Shop Holdings, Inc.* (Specialty Retail)	133	583
Tilly's, Inc.*—Class A (Specialty Retail)	98	887
TimkenSteel Corp.* (Metals & Mining)	190	3,452
Tiptree, Inc. (Insurance)	106	1,467
Titan International, Inc.* (Machinery)	219	3,355
Titan Machinery, Inc.* (Trading Companies & Distributors)	87	3,457
Tompkins Financial Corp. (Banks)	60	4,655
Tootsie Roll Industries, Inc. (Food Products)	68	2,895
Topgolf Callaway Brands Corp.* (Leisure Products)	601	11,869
Torrid Holdings, Inc.* (Specialty Retail)	63	186
TowneBank (Banks)	289	8,913
TPG RE Finance Trust, Inc.—Class T (Mortgage Real Estate Investment Trusts (REITs))	296	2,010
TPI Composites, Inc.* (Electrical Equipment)	157	1,592
Traeger, Inc.* (Household Durables)	143	403
Transcat, Inc.* (Trading Companies & Distributors)	31	2,197
Transcontinental Realty Investors, Inc.* (Real Estate Management & Development)	6	265
TransMedics Group, Inc.* (Health Care Equipment & Supplies)	131	8,085
Transphorm, Inc.* (Semiconductors & Semiconductor Equipment)	97	528
TravelCenters of America, Inc.* (Specialty Retail)	54	2,418
Travere Therapeutics, Inc.* (Biotechnology)	265	5,573
Treace Medical Concepts, Inc.* (Health Care Equipment & Supplies)	144	3,311
Trean Insurance Group, Inc.* (Insurance)	96	576
Tredegar Corp. (Chemicals)	116	1,186
TreeHouse Foods, Inc.* (Food Products)	218	10,765
Tri Pointe Homes, Inc.* (Household Durables)	433	8,049
Tricida, Inc.* (Pharmaceuticals)	143	22
TriCo Bancshares (Banks)	134	6,833
TriMas Corp. (Containers & Packaging)	180	4,993
TriNet Group, Inc.* (Professional Services)	160	10,848
Trinity Industries, Inc. (Machinery)	352	10,409
Trinseo PLC (Chemicals)	150	3,407
Triton International, Ltd. (Trading Companies & Distributors)	250	17,194
Triumph Financial, Inc.* (Banks)	100	4,887
Triumph Group, Inc.* (Aerospace & Defense)	275	2,893
Tronox Holdings PLC—Class A (Chemicals)	503	6,896
TrueBlue, Inc.* (Professional Services)	138	2,702
TrueCar, Inc.* (Interactive Media & Services)	376	944
Trupanion, Inc.* (Insurance)	168	7,985
TrustCo Bank Corp. (Thrifts & Mortgage Finance)	81	3,045
Trustmark Corp. (Banks)	264	9,216
TTEC Holdings, Inc. (IT Services)	81	3,575
TTM Technologies, Inc.* (Electronic Equipment, Instruments & Components)	435	6,560
Tucows, Inc.* (IT Services)	42	1,425
Tupperware Brands Corp.* (Household Durables)	190	787
Turning Point Brands, Inc. (Tobacco)	64	1,384
Turtle Beach Corp.* (Technology Hardware, Storage & Peripherals)	67	480
TuSimple Holdings, Inc.*—Class A (Road & Rail)	601	986
Tutor Perini Corp.* (Construction & Engineering)	181	1,367
Twist Bioscience Corp.* (Biotechnology)	241	5,738
Two Harbors Investment Corp. (Mortgage Real Estate Investment Trusts (REITs))	372	5,866
Tyra Biosciences, Inc.*(a) (Biotechnology)	57	433
U.S. Cellular Corp.* (Wireless Telecommunication Services)	63	1,314
U.S. Lime & Minerals, Inc. (Construction Materials)	9	1,267
U.S. Physical Therapy, Inc. (Health Care Providers & Services)	55	4,457
U.S. Silica Holdings, Inc.* (Energy Equipment & Services)	318	3,975
Udemy, Inc.* (Diversified Consumer Services)	313	3,302
UFP Industries, Inc. (Building Products)	257	20,367
UFP Technologies, Inc.* (Health Care Equipment & Supplies)	29	3,419
Ultra Clean Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	194	6,431
UMB Financial Corp. (Banks)	189	15,785
UMH Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	218	3,510
Unifi, Inc.* (Textiles, Apparel & Luxury Goods)	62	534
UniFirst Corp. (Commercial Services & Supplies)	65	12,545
Unisys Corp.* (IT Services)	285	1,456
United Bankshares, Inc. (Banks)	561	22,715
United Community Banks, Inc. (Banks)	457	15,447
United Fire Group, Inc. (Insurance)	92	2,517
United Natural Foods, Inc.* (Food & Staples Retailing)	249	9,639
Uniti Group, Inc. (Equity Real Estate Investment Trusts (REITs))	1,019	5,635
Unitil Corp. (Multi-Utilities)	69	3,544
Unity Bancorp, Inc. (Banks)	30	820
Universal Corp. (Tobacco)	104	5,492
Universal Electronics, Inc.* (Household Durables)	51	1,061
Universal Health Realty Income Trust (Equity Real Estate Investment Trusts (REITs))	55	2,625
Universal Insurance Holdings, Inc. (Insurance)	111	1,175
Universal Logistics Holdings, Inc. (Road & Rail)	31	1,037

See accompanying notes to financial statements.

370 :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Universal Technical Institute, Inc.* (Diversified Consumer Services)	143	$961
Univest Financial Corp. (Banks)	124	3,240
Upland Software, Inc.* (Software)	126	898
Upwork, Inc.* (Professional Services)	521	5,439
Uranium Energy Corp.* (Oil, Gas & Consumable Fuels)	1,515	5,878
Urban Edge Properties (Equity Real Estate Investment Trusts (REITs))	491	6,918
Urban One, Inc.* (Media)	47	177
Urban One, Inc.* (Media)	35	159
Urban Outfitters, Inc.* (Specialty Retail)	274	6,535
Ur-Energy, Inc.* (Oil, Gas & Consumable Fuels)	899	1,034
Urstadt Biddle Properties, Inc.—Class A (Equity Real Estate Investment Trusts (REITs))	126	2,388
USANA Health Sciences, Inc.* (Personal Products)	48	2,554
USCB Financial Holdings, Inc.* (Banks)	46	561
UserTesting, Inc.* (Software)	206	1,547
Utah Medical Products, Inc. (Health Care Equipment & Supplies)	15	1,508
Utz Brands, Inc. (Food Products)	282	4,473
V2X, Inc.* (Aerospace & Defense)	51	2,106
VAALCO Energy, Inc. (Oil, Gas & Consumable Fuels)	456	2,079
Vacasa, Inc.*—Class A (Hotels, Restaurants & Leisure)	496	625
Valaris, Ltd.* (Energy Equipment & Services)	262	17,716
Valhi, Inc. (Chemicals)	11	242
Valley National Bancorp (Banks)	1,850	20,924
Value Line, Inc. (Capital Markets)	4	204
Vanda Pharmaceuticals, Inc.* (Biotechnology)	238	1,759
Varex Imaging Corp.* (Health Care Equipment & Supplies)	166	3,370
Varonis Systems, Inc.* (Software)	468	11,204
Vaxart, Inc.* (Biotechnology)	552	530
Vaxcyte, Inc.* (Pharmaceuticals)	308	14,769
VBI Vaccines, Inc.* (Biotechnology)	828	324
Vector Group, Ltd. (Tobacco)	617	7,318
Veeco Instruments, Inc.* (Semiconductors & Semiconductor Equipment)	217	4,032
Velo3D, Inc.* (Technology Hardware, Storage & Peripherals)	246	440
Velocity Financial, Inc.* (Thrifts & Mortgage Finance)	37	357
Velodyne Lidar, Inc.* (Electronic Equipment, Instruments & Components)	897	663
Ventyx Biosciences, Inc.* (Pharmaceuticals)	107	3,509
Vera Therapeutics, Inc.* (Biotechnology)	62	1,200
Veracyte, Inc.* (Biotechnology)	308	7,309
Veradigm, Inc.* (Health Care Technology)	462	8,150
Vericel Corp.* (Biotechnology)	203	5,347
Verint Systems, Inc.* (Software)	273	9,904
Veris Residential, Inc.* (Equity Real Estate Investment Trusts (REITs))	370	5,894
Veritex Holdings, Inc. (Banks)	226	6,346
Veritiv Corp. (Trading Companies & Distributors)	56	6,816
Veritone, Inc.* (Software)	134	710
Verra Mobility Corp.*—Class C (IT Services)	602	8,326
Vertex Energy, Inc.*(a) (Oil, Gas & Consumable Fuels)	233	1,445
Veru, Inc.* (Personal Products)	280	1,478
Verve Therapeutics, Inc.* (Biotechnology)	201	3,889
Via Renewables, Inc. (Multi-Utilities)	53	271
Viad Corp.* (Commercial Services & Supplies)	87	2,122
Viant Technology, Inc.*—Class A (Software)	62	249
Viavi Solutions, Inc.* (Communications Equipment)	977	10,267
Vicarious Surgical, Inc.* (Health Care Equipment & Supplies)	237	479
Vicor Corp.* (Electrical Equipment)	95	5,106
Victory Capital Holdings, Inc.—Class A (Capital Markets)	71	1,905
View, Inc.* (Building Products)	489	472
ViewRay, Inc.* (Health Care Equipment & Supplies)	636	2,849
Village Super Market, Inc.—Class A (Food & Staples Retailing)	37	862
Vimeo, Inc.* (Interactive Media & Services)	615	2,109
Vinco Ventures, Inc.* (Leisure Products)	1,008	468
Vintage Wine Estates, Inc.* (Beverages)	139	453
Vir Biotechnology, Inc.* (Biotechnology)	311	7,871
Virgin Galactic Holdings, Inc.* (Aerospace & Defense)	1,041	3,623
Viridian Therapeutics, Inc.* (Biotechnology)	162	4,732
Virtus Investment Partners, Inc. (Capital Markets)	30	5,743
Vishay Intertechnology, Inc. (Electronic Equipment, Instruments & Components)	558	12,036
Vishay Precision Group, Inc.* (Electronic Equipment, Instruments & Components)	53	2,048
Vista Outdoor, Inc.* (Leisure Products)	240	5,849
VistaGen Therapeutics, Inc.* (Biotechnology)	890	92
Visteon Corp.* (Auto Components)	119	15,568
Vital Farms, Inc.* (Food Products)	128	1,910
Vivid Seats, Inc.*—Class A (Internet & Direct Marketing Retail)	110	803
Vivint Smart Home, Inc.* (Diversified Consumer Services)	408	4,855
Vizio Holding Corp.*—Class A (Household Durables)	296	2,193
Volta, Inc.* (Specialty Retail)	531	189
VSE Corp. (Commercial Services & Supplies)	46	2,156
Vuzix Corp.* (Household Durables)	255	928
W&T Offshore, Inc.* (Oil, Gas & Consumable Fuels)	406	2,265
Wabash National Corp. (Machinery)	205	4,633
Walker & Dunlop, Inc. (Thrifts & Mortgage Finance)	132	10,359
Warby Parker, Inc.*—Class A (Specialty Retail)	358	4,829
Warrior Met Coal, Inc. (Metals & Mining)	221	7,655
Washington Federal, Inc. (Thrifts & Mortgage Finance)	278	9,327
Washington Trust Bancorp, Inc. (Banks)	73	3,444
Waterstone Financial, Inc. (Thrifts & Mortgage Finance)	82	1,414
Watts Water Technologies, Inc.—Class A (Machinery)	117	17,109
WD-40 Co. (Household Products)	59	9,511
Weatherford International PLC* (Energy Equipment & Services)	304	15,480
Weave Communications, Inc.* (Software)	136	623
Weber, Inc.(a)—Class A (Household Durables)	116	934

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 371

Common Stocks, continued

	Shares	Value
Weis Markets, Inc. (Food & Staples Retailing)	70	$5,760
Wejo Group, Ltd.* (Interactive Media & Services)	246	118
Werner Enterprises, Inc. (Road & Rail)	272	10,951
WesBanco, Inc. (Banks)	245	9,060
WESCO International, Inc.* (Trading Companies & Distributors)	1	125
West Bancorp, Inc. (Banks)	70	1,789
Westamerica Bancorp (Banks)	112	6,609
Weyco Group, Inc. (Distributors)	25	529
Wheels Up Experience, Inc.* (Airlines)	693	714
Whitestone REIT (Equity Real Estate Investment Trusts (REITs))	201	1,938
Whole Earth Brands, Inc.* (Food Products)	174	708
WideOpenWest, Inc.* (Media)	230	2,095
Willdan Group, Inc.* (Professional Services)	49	875
Wingstop, Inc. (Hotels, Restaurants & Leisure)	128	17,615
Winmark Corp. (Specialty Retail)	13	3,066
Winnebago Industries, Inc. (Automobiles)	127	6,693
WisdomTree, Inc. (Capital Markets)	585	3,188
WM Technology, Inc.* (Software)	325	328
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	333	3,640
Workhorse Group, Inc.* (Automobiles)	656	997
Workiva, Inc.* (Software)	205	17,213
World Acceptance Corp.* (Consumer Finance)	16	1,055
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	264	7,215
Worthington Industries, Inc. (Metals & Mining)	135	6,711
WSFS Financial Corp. (Thrifts & Mortgage Finance)	264	11,970
WW International, Inc.* (Diversified Consumer Services)	232	896
Xencor, Inc.* (Biotechnology)	246	6,406
Xenia Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts (REITs))	491	6,471
Xeris Biopharma Holdings, Inc.* (Pharmaceuticals)	569	757
Xerox Holdings Corp. (Technology Hardware, Storage & Peripherals)	491	7,169
Xometry, Inc.*—Class A (Internet & Direct Marketing Retail)	147	4,738
Xos, Inc.*(a) (Machinery)	242	107
XPEL, Inc.* (Auto Components)	93	5,586
Xperi, Inc.* (Software)	180	1,550
Xponential Fitness, Inc.*—Class A (Hotels, Restaurants & Leisure)	76	1,743
Yelp, Inc.* (Interactive Media & Services)	291	7,956
Yext, Inc.* (Software)	488	3,187
Y-mAbs Therapeutics, Inc.* (Biotechnology)	158	771
Zentalis Pharmaceuticals, Inc.* (Biotechnology)	202	4,068
Zeta Global Holdings Corp.*—Class A (Software)	477	3,897
Ziff Davis, Inc.* (Interactive Media & Services)	196	15,504
Zimvie, Inc.* (Health Care Equipment & Supplies)	89	831
ZipRecruiter, Inc.* (Interactive Media & Services)	313	5,139
Zumiez, Inc.* (Specialty Retail)	68	1,478
Zuora, Inc.*—Class A (Software)	534	3,396
Zurn Elkay Water Solutions Corp. (Building Products)	534	11,294
Zynex, Inc.(a) (Health Care Equipment & Supplies)	93	1,294
TOTAL COMMON STOCKS (Cost $7,775,065)		9,811,119

Right(NM)

	Shares	Value
Zogenix, Inc., CVR*+(b) (Health Care)	284	$193
TOTAL RIGHT (Cost $—)		193

Trust (0.0%)

	Interest Units	Value
Ferroglobe Representation and Warranty Insurance*+ (Metals & Mining)	510	$—
TOTAL TRUST (Cost $—)		—

Repurchase Agreements(c)(d) (20.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $2,526,168	$2,525,000	$2,525,000
TOTAL REPURCHASE AGREEMENTS (Cost $2,525,000)		2,525,000

Collateral for Securities Loaned(e) (0.7%)

	Shares	Value
Invesco Government & Agency Portfolio—Institutional Shares, 4.23%(f)	86,649	$86,649
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $86,649)		86,649
TOTAL INVESTMENT SECURITIES (Cost $10,386,714)—98.7%		12,422,961
Net other assets (liabilities)—1.3%		165,214
NET ASSETS—100.0%		$12,588,175

*	Non-income producing security.
+	These securities were fair valued based on procedures approved by the Board of Trustees. As of December 31, 2022, these securities represented less than 0.005% of the net assets of the Fund.
(a)	All or part of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $83,074.
(b)	On March 7, 2022, UCB SA acquired Zogenix Inc. As part of the acquisition, shareholders of Zogenix Inc. are entitled to a CVR per share of Zogenix Inc. held. The CVR has a potential cash payment of $2.00 upon EU approval by December 31, 2023, of FINTEPLA® as an orphan medicine for treatment of Lennox-Gastaut syndrome (LGS).
(c)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2022, the aggregate amount held in a segregated account was $2,278,000.
(d)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(e)	Securities were purchased with cash collateral held from securities on loan at December 31, 2022.
(f)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2022.
CVR	Contingent Value Rights

See accompanying notes to financial statements.

372 :: ProFund VP UltraSmall-Cap :: Financial Statements

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index Futures Contracts	16	3/20/23	$1,416,720	$(40,951)

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
iShares Russell 2000 ETF	Goldman Sachs International	1/27/23	4.38%	$1,227,707	$7,579
Russell 2000 Index	Goldman Sachs International	1/27/23	4.73%	3,004,693	12,948
				$4,232,400	$20,527
iShares Russell 2000 ETF	UBS AG	1/27/23	4.13%	$1,960,064	$12,140
Russell 2000 Index	UBS AG	1/27/23	4.33%	7,705,469	53,390
				$9,665,533	$65,530
				$13,897,933	$86,057

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP UltraSmall-Cap invested in the following industries as of December 31, 2022:

	Value	% of Net Assets
Aerospace & Defense	$97,417	0.8%
Air Freight & Logistics	42,460	0.3%
Airlines	28,706	0.2%
Auto Components	128,221	1.0%
Automobiles	15,579	0.1%
Banks	941,402	7.5%
Beverages	61,706	0.5%
Biotechnology	718,560	5.7%
Building Products	126,111	1.0%
Capital Markets	156,840	1.2%
Chemicals	197,615	1.5%
Commercial Services & Supplies	134,465	1.1%
Communications Equipment	95,415	0.8%
Construction & Engineering	159,257	1.3%
Construction Materials	15,782	0.1%
Consumer Discretionary Products	2,691	NM
Consumer Finance	59,258	0.5%
Containers & Packaging	31,696	0.3%
Distributors	2,024	NM
Diversified Consumer Services	101,111	0.8%
Diversified Financial Services	28,608	0.2%
Diversified Telecommunication Services	60,371	0.5%
Electric Utilities	73,965	0.6%
Electrical Equipment	133,722	1.1%
Electronic Equipment, Instruments & Components	228,990	1.8%
Energy Equipment & Services	216,247	1.7%
Entertainment	26,794	0.2%
Equity Real Estate Investment Trusts (REITs)	580,644	4.6%
Food & Staples Retailing	59,367	0.5%
Food Products	116,941	0.9%
Gas Utilities	121,942	0.9%
Health Care	193	NM
Health Care Equipment & Supplies	342,073	2.7%
Health Care Providers & Services	252,921	2.0%
Health Care Technology	95,841	0.8%
Hotels, Restaurants & Leisure	233,390	1.9%
Household Durables	155,742	1.2%
Household Products	26,873	0.2%
Independent Power and Renewable Electricity Producers	45,875	0.4%
Industrial Conglomerates	2,104	NM
Insurance	207,827	1.7%
Interactive Media & Services	61,632	0.5%
Internet & Direct Marketing Retail	39,185	0.3%
IT Services	207,746	1.7%
Leisure Products	58,251	0.5%
Life Sciences Tools & Services	70,763	0.6%
Machinery	374,128	3.0%
Marine	23,844	0.2%
Media	86,939	0.7%
Metals & Mining	155,371	1.2%
Mortgage Real Estate Investment Trusts (REITs)	116,569	0.9%
Multiline Retail	6,965	0.1%
Multi-Utilities	52,271	0.4%
Oil, Gas & Consumable Fuels	453,471	3.6%
Paper & Forest Products	19,826	0.2%
Personal Products	72,010	0.6%
Pharmaceuticals	175,664	1.4%
Professional Services	160,069	1.3%
Real Estate Management & Development	60,665	0.5%
Road & Rail	55,528	0.4%

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 373

	Value	% of Net Assets
Semiconductors & Semiconductor Equipment	$255,274	2.0%
Software	438,489	3.4%
Specialty Retail	220,770	1.8%
Technology Hardware, Storage & Peripherals	38,279	0.3%
Textiles, Apparel & Luxury Goods	66,362	0.5%
Thrifts & Mortgage Finance	167,619	1.3%
Tobacco	14,834	0.1%
Trading Companies & Distributors	168,886	1.3%
Water Utilities	50,624	0.4%
Wireless Telecommunication Services	12,532	0.1%
Other**	2,776,863	22.1%
Total	$12,588,175	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

374 :: ProFund VP UltraSmall-Cap :: Financial Statements

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$10,386,714
Securities, at value(a)	9,897,961
Repurchase agreements, at value	2,525,000
Total Investment Securities, at value	12,422,961
Cash	36,300
Segregated cash balances for futures contracts with brokers	102,080
Segregated cash balances for swap agreements with custodian	994
Dividends and interest receivable	13,272
Unrealized appreciation on swap agreements	86,057
Receivable for capital shares issued	58,065
Receivable for investments sold	8,320
Prepaid expenses	56
TOTAL ASSETS	12,728,105

LIABILITIES:
Payable for collateral for securities loaned	86,649
Payable for capital shares redeemed	821
Payable for investments purchased	7,363
Variation margin on futures contracts	4,960
Advisory fees payable	5,830
Management services fees payable	777
Administration fees payable	1,210
Administrative services fees payable	6,790
Distribution fees payable	6,823
Transfer agency fees payable	2,141
Fund accounting fees payable	1,263
Compliance services fees payable	94
Other accrued expenses	15,209
TOTAL LIABILITIES	139,930
NET ASSETS	$12,588,175

NET ASSETS CONSIST OF:
Capital	$20,469,742
Total distributable earnings (loss)	(7,881,567)
NET ASSETS	$12,588,175
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,116,484
Net Asset Value (offering and redemption price per share)	$11.27

(a) Includes securities on loan valued at:	$83,074

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends	$147,333
Interest	64,578
Foreign tax withholding	(153)
Net income from securities lending	4,822
TOTAL INVESTMENT INCOME	216,580

EXPENSES:
Advisory fees	122,061
Management services fees	16,275
Administration fees	15,662
Transfer agency fees	13,287
Administrative services fees	42,323
Distribution fees	40,687
Custody fees	3,816
Fund accounting fees	15,685
Trustee fees	274
Compliance services fees	94
Other fees	27,887
Total Gross Expenses before reductions	298,051
Expenses reduced and reimbursed by the Advisor	(24,635)
TOTAL NET EXPENSES	273,416
NET INVESTMENT INCOME (LOSS)	(56,836)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(1,720,137)
Net realized gains (losses) on futures contracts	(5,440)
Net realized gains (losses) on swap agreements	(8,121,525)
Change in net unrealized appreciation/depreciation on investment securities	(1,677,715)
Change in net unrealized appreciation/depreciation on futures contracts	(40,951)
Change in net unrealized appreciation/depreciation on swap agreements	387,681
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(11,178,087)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,234,923)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 375

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(56,836)	$(366,901)
Net realized gains (losses) on investments	(9,847,102)	3,978,902
Change in net unrealized appreciation/depreciation on investments	(1,330,985)	435,573
Change in net assets resulting from operations	(11,234,923)	4,047,574

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(3,563,574)	(2,253,812)
Change in net assets resulting from distributions	(3,563,574)	(2,253,812)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	30,429,337	79,631,011
Distributions reinvested	3,563,574	2,244,959
Value of shares redeemed	(34,856,101)	(76,528,092)
Change in net assets resulting from capital transactions	(863,190)	5,347,878
Change in net assets	(15,661,687)	7,141,640

NET ASSETS:
Beginning of period	28,249,862	21,108,222
End of period	$12,588,175	$28,249,862

SHARE TRANSACTIONS:
Issued	1,967,289	2,859,816
Reinvested	271,614	92,461
Redeemed	(2,198,557)	(2,785,608)
Change in shares	40,346	166,669

See accompanying notes to financial statements.

376 :: ProFund VP UltraSmall-Cap :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$26.25	$23.21	$23.72	$16.10	$28.59

Investment Activities:
Net investment income (loss)(a)	(0.05)	(0.33)	(0.15)	0.01	(0.02)
Net realized and unrealized gains (losses) on investments	(10.86)	5.56	2.55	7.61	(4.67)
Total income (loss) from investment activities	(10.91)	5.23	2.40	7.62	(4.69)

Distributions to Shareholders From:
Net investment income	—	—	(0.03)	—	—
Net realized gains on investments	(4.07)	(2.19)	(2.88)	—	(7.80)
Total distributions	(4.07)	(2.19)	(2.91)	—	(7.80)

Net Asset Value, End of Period	$11.27	$26.25	$23.21	$23.72	$16.10

Total Return(b)	(43.68)%	23.30%	16.39%	47.33%	(26.95)%

Ratios to Average Net Assets:
Gross expenses(b)	1.84%	1.72%	1.86%	1.76%	1.74%
Net expenses(b)	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)(b)	(0.35)%	(1.20)%	(0.91)%	0.07%	(0.09)%

Supplemental Data:
Net assets, end of period (000's)	$12,588	$28,250	$21,108	$20,109	$16,736
Portfolio turnover rate(c)	51%	24%	34%	66%	18%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP U.S. Government Plus :: 377

ProFund VP U.S. Government Plus (the "Fund") seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (1.25x) the daily movement of the most recently issued 30-Year U.S. Treasury Bond ( the "Long Bond") for a single day, not for any other period. A "single day" is measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple (1.25x) times the return of the Long Bond for the same period. For periods longer than a single day, the Fund will lose money if the Long Bond's performance is flat, and it is possible that the Fund will lose money even if the level of the Long Bond rises. For the year ended December 31, 2022, the Fund had a total return of -41.70%. For the same period, the Long Bond, as measured by the Ryan Labs Returns Treasury Yield Curve 30 Year Index1, had a total return of -36.28%2 and a volatility of 24.04%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to one and one-quarter times the daily price movement of the Long Bond.3

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times the daily price movement of the Long Bond. The Long Bond is the longest term outstanding 30-year bond issued by the U.S. Treasury. As of December 31, 2022, the most recent Long Bond carried a maturity date of 11/15/52 and a 4.00% coupon.

During the year ended December 31, 2022, the Fund invested in swap agreements and futures contracts in addition to investing directly in bonds in order to gain leveraged exposure to the Long Bond. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP U.S. Government Plus from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP U.S. Government Plus	-41.70%	-6.07%	-1.84%
Ryan Labs Returns Treasury Yield Curve 30 Year Index	-36.28%	-3.78%	-0.36%

Expense Ratios**

Fund	Gross	Net
ProFund VP U.S. Government Plus	1.39%	1.38%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings

Market Exposure

Investment Type	% of Net Assets
U.S. Treasury Obligation	49%
Futures Contracts	(29)%
Swap Agreements	95%
Total Exposure	115%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management. The "Market Exposure" of this fund as of December 31, 2022 was different from the stated investment objective due to timing of receipt of capital share activity.

Holdings

The ProFund VP U.S. Government Plus primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The Ryan Labs Returns Treasury Yield Curve 30 Year Index is an index that consists of public obligations of the U.S. Treasury consisting of a single security, the latest issued on-the-run 30-year U.S. Treasury Bond. This Index reflects both price return and yield. It does not reflect the impact of transaction costs nor the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. It is not possible to invest directly in an index.
[2]	The Long Bond reflects a yield component. It does not reflect the impact of transaction and financing costs, nor the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects a yield component, the impact of transaction and financing costs and the deduction of fees and expenses.
[3]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Long Bond and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

378 :: ProFund VP U.S. Government Plus :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2022

U.S. Treasury Obligation (49.3%)

	Principal Amount	Value
U.S. Treasury Bonds, 4.00%, 11/15/52	$3,740,000	$3,754,688
TOTAL U.S. TREASURY OBLIGATION (Cost $3,751,661)		3,754,688

Repurchase Agreements(a)(b) (70.9%)
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $5,401,497	5,399,000	5,399,000
TOTAL REPURCHASE AGREEMENTS (Cost $5,399,000)		5,399,000
TOTAL INVESTMENT SECURITIES (Cost $9,150,661)—120.2%		9,153,688
Net other assets (liabilities)—(20.2)%		(1,539,970)
NET ASSETS—100.0%		$7,613,718

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2022, the aggregate amount held in a segregated account was $54,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
30-Year U.S. Treasury Bond Futures Contracts	18	3/23/23	$(2,244,375)	$(595)

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
30-Year U.S. Treasury Bond, 4.00% due on 11/15/52	Citibank North America	1/16/23	4.45%	$4,397,202	$(287,563)
30-Year U.S. Treasury Bond, 4.00% due on 11/15/52	Societe' Generale	1/16/23	4.52%	2,861,193	(259,374)
				$7,258,395	$(546,937)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP U.S. Government Plus :: 379

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$9,150,661
Securities, at value	3,754,688
Repurchase agreements, at value	5,399,000
Total Investment Securities, at value	9,153,688
Cash	82,863
Segregated cash balances for futures contracts with brokers	13,003
Segregated cash balances for swap agreements with custodian	235,081
Interest receivable	20,672
Receivable for capital shares issued	1,250
Prepaid expenses	34
TOTAL ASSETS	9,506,591

LIABILITIES:
Payable for capital shares redeemed	1,228,793
Unrealized depreciation on swap agreements	546,937
Variation margin on futures contracts	95,568
Advisory fees payable	3,123
Management services fees payable	625
Administration fees payable	763
Administrative services fees payable	3,223
Distribution fees payable	3,830
Transfer agency fees payable	1,271
Fund accounting fees payable	431
Compliance services fees payable	63
Other accrued expenses	8,246
TOTAL LIABILITIES	1,892,873
NET ASSETS	$7,613,718

NET ASSETS CONSIST OF:
Capital	$15,470,601
Total distributable earnings (loss)	(7,856,883)
NET ASSETS	$7,613,718
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	573,823
Net Asset Value (offering and redemption price per share)	$13.27

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Interest	$224,983

EXPENSES:
Advisory fees	52,558
Management services fees	10,512
Administration fees	9,953
Transfer agency fees	8,596
Administrative services fees	24,521
Distribution fees	26,279
Custody fees	1,685
Fund accounting fees	5,552
Trustee fees	178
Compliance services fees	63
Other fees	9,887
Total Gross Expenses before reductions	149,784
Expenses reduced and reimbursed by the Advisor	(4,722)
TOTAL NET EXPENSES	145,062
NET INVESTMENT INCOME (LOSS)	79,921

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(2,328,648)
Net realized gains (losses) on futures contracts	(22,981)
Net realized gains (losses) on swap agreements	(3,052,649)
Change in net unrealized appreciation/depreciation on investment securities	(184,228)
Change in net unrealized appreciation/depreciation on futures contracts	(595)
Change in net unrealized appreciation/depreciation on swap agreements	(508,340)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(6,097,441)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,017,520)

See accompanying notes to financial statements.

380 :: ProFund VP U.S. Government Plus :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$79,921	$(81,327)
Net realized gains (losses) on investments	(5,404,278)	(1,988,021)
Change in net unrealized appreciation/depreciation on investments	(693,163)	49,928
Change in net assets resulting from operations	(6,017,520)	(2,019,420)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	—	(2,851,086)
Change in net assets resulting from distributions	—	(2,851,086)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	20,691,258	25,088,789
Distributions reinvested	—	2,851,086
Value of shares redeemed	(22,274,802)	(30,250,001)
Change in net assets resulting from capital transactions	(1,583,544)	(2,310,126)
Change in net assets	(7,601,064)	(7,180,632)

NET ASSETS:
Beginning of period	15,214,782	22,395,414
End of period	$7,613,718	$15,214,782

SHARE TRANSACTIONS:
Issued	1,233,313	1,065,282
Reinvested	—	144,652
Redeemed	(1,328,040)	(1,274,364)
Change in shares	(94,727)	(64,430)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP U.S. Government Plus :: 381

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$22.76	$30.55	$27.15	$23.16	$24.73

Investment Activities:
Net investment income (loss)(a)	0.13	(0.12)	(0.25)	0.22	0.21
Net realized and unrealized gains (losses) on investments	(9.62)	(2.80)	6.06	3.99	(1.57)
Total income (loss) from investment activities	(9.49)	(2.92)	5.81	4.21	(1.36)

Distributions to Shareholders From:
Net investment income	—	—	(0.02)	(0.22)	(0.21)
Net realized gains on investments	—	(4.87)	(2.39)	—	—
Total distributions	—	(4.87)	(2.41)	(0.22)	(0.21)

Net Asset Value, End of Period	$13.27	$22.76	$30.55	$27.15	$23.16

Total Return(b)	(41.70)%	(7.08)%	20.69%	18.22%	(5.42)%

Ratios to Average Net Assets:
Gross expenses(b)	1.43%	1.39%	1.48%	1.44%	1.45%
Net expenses(b)	1.38%	1.38%	1.38%	1.38%	1.38%
Net investment income (loss)(b)	0.76%	(0.49)%	(0.75)%	0.84%	0.92%

Supplemental Data:
Net assets, end of period (000's)	$7,614	$15,215	$22,395	$19,396	$15,853
Portfolio turnover rate(c)	395%	393%	398%	402%	437%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

382 :: ProFund VP Utilities :: Management Discussion of Fund Performance

ProFund VP Utilities (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. UtilitiesSM Index (the "Index"). For the year ended December 31, 2022, the Fund had a total return of -0.25%. For the same period, the Index had a return of 1.52%1 and a volatility of 21.26%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the utilities sector of the U.S. equity market. Component companies include, among others, electric utilities, gas utilities, and water utilities.

During the year ended December 31, 2022, the Fund invested in swap agreements in addition to investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Utilities from December 31, 2012 to December 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/22

Fund	One Year	Five Year	Ten Year
ProFund VP Utilities	-0.25%	7.27%	9.21%
Dow Jones U.S. UtilitiesSM Index	1.52%	9.09%	11.09%
S&P 500®	-18.11%	9.42%	12.56%

Expense Ratios**

Fund	Gross	Net
ProFund VP Utilities	1.69%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2022. Contractual fee waivers are in effect through April 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	98%
Swap Agreements	2%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
NextEra Energy, Inc.	14.6%
Duke Energy Corp.	7.0%
The Southern Co.	6.8%
Dominion Energy, Inc.	4.5%
American Electric Power Co., Inc.	4.3%

Dow Jones U.S. UtilitiesSM Index – Composition

% of Index
Electric Utilities	62%
Multi-Utilities	27%
Gas Utilities	4%
Water Utilities	4%
Independent Power and Renewable Electricity Producers	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Utilities :: 383

Schedule of Portfolio Investments :: December 31, 2022

Common Stocks (97.6%)

	Shares	Value
ALLETE, Inc. (Electric Utilities)	1,955	$126,117
Alliant Energy Corp. (Electric Utilities)	8,584	473,923
Ameren Corp. (Multi-Utilities)	8,841	786,142
American Electric Power Co., Inc. (Electric Utilities)	17,568	1,668,082
American Water Works Co., Inc. (Water Utilities)	6,218	947,748
Atmos Energy Corp. (Gas Utilities)	4,784	536,144
Avangrid, Inc. (Electric Utilities)	2,380	102,292
Avista Corp. (Multi-Utilities)	2,523	111,870
Black Hills Corp. (Multi-Utilities)	2,226	156,577
CenterPoint Energy, Inc. (Multi-Utilities)	21,529	645,655
Clearway Energy, Inc.—Class A (Independent Power and Renewable Electricity Producers)	1,183	35,395
Clearway Energy, Inc.—Class C (Independent Power and Renewable Electricity Producers)	2,811	89,587
CMS Energy Corp. (Multi-Utilities)	9,929	628,804
Consolidated Edison, Inc. (Multi-Utilities)	12,136	1,156,682
Constellation Energy Corp. (Electric Utilities)	11,187	964,431
Dominion Energy, Inc. (Multi-Utilities)	28,501	1,747,680
DTE Energy Co. (Multi-Utilities)	6,626	778,754
Duke Energy Corp. (Electric Utilities)	26,335	2,712,241
Edison International (Electric Utilities)	13,059	830,814
Entergy Corp. (Electric Utilities)	6,959	782,888
Essential Utilities, Inc. (Water Utilities)	8,163	389,620
Evergy, Inc. (Electric Utilities)	7,850	494,001
Eversource Energy (Electric Utilities)	11,916	999,037
Exelon Corp. (Electric Utilities)	33,988	1,469,301
FirstEnergy Corp. (Electric Utilities)	18,582	779,329
Hawaiian Electric Industries, Inc. (Electric Utilities)	3,744	156,686
IDACORP, Inc. (Electric Utilities)	1,729	186,473
National Fuel Gas Co. (Gas Utilities)	3,128	198,002
New Jersey Resources Corp. (Gas Utilities)	3,291	163,299
NextEra Energy, Inc. (Electric Utilities)	67,974	5,682,625
NiSource, Inc. (Multi-Utilities)	13,894	380,973
NorthWestern Corp. (Multi-Utilities)	1,976	117,256
NRG Energy, Inc. (Electric Utilities)	7,879	250,710
ONE Gas, Inc. (Gas Utilities)	1,852	140,233
PG&E Corp.* (Electric Utilities)	55,060	895,276
Pinnacle West Capital Corp. (Electric Utilities)	3,869	294,199
PNM Resources, Inc. (Electric Utilities)	2,935	143,199
Portland General Electric Co. (Electric Utilities)	3,053	149,597
PPL Corp. (Electric Utilities)	25,176	735,643
Public Service Enterprise Group, Inc. (Multi-Utilities)	17,065	1,045,573
Sempra Energy (Multi-Utilities)	10,750	1,661,305
Southwest Gas Holdings, Inc. (Gas Utilities)	2,110	130,567
Spire, Inc. (Gas Utilities)	1,795	123,604
The AES Corp. (Independent Power and Renewable Electricity Producers)	22,843	656,965
The Southern Co. (Electric Utilities)	37,236	2,659,022
UGI Corp. (Gas Utilities)	7,160	265,421
Vistra Corp. (Independent Power and Renewable Electricity Producers)	12,787	296,658
WEC Energy Group, Inc. (Multi-Utilities)	10,791	1,011,764
Xcel Energy, Inc. (Electric Utilities)	18,715	1,312,109
TOTAL COMMON STOCKS (Cost $19,261,030)		38,070,273

Repurchase Agreements(a) (0.9%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 3.90%–4.20%, dated 12/30/22, due 1/3/23, total to be received $354,164	$354,000	$354,000
TOTAL REPURCHASE AGREEMENTS (Cost $354,000)		354,000
TOTAL INVESTMENT SECURITIES (Cost $19,615,030)—98.5%		38,424,273
Net other assets (liabilities)—1.5%		593,704
NET ASSETS—100.0%		$39,017,977

*	Non-income producing security.
(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Utilities Index	Goldman Sachs International	1/23/23	4.93%	$688,821	$(728)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

384 :: ProFund VP Utilities :: Financial Statements

ProFund VP Utilities invested in the following industries as of December 31, 2022:

	Value	% of Net Assets
Electric Utilities	$23,867,995	61.2%
Gas Utilities	1,557,270	4.0%
Independent Power and Renewable Electricity Producers	1,078,605	2.8%
Multi-Utilities	10,229,035	26.2%
Water Utilities	1,337,368	3.4%
Other**	947,704	2.4%
Total	$39,017,977	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Utilities :: 385

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Total Investment Securities, at cost	$19,615,030
Securities, at value	38,070,273
Repurchase agreements, at value	354,000
Total Investment Securities, at value	38,424,273
Cash	890
Segregated cash balances for swap agreements with custodian	220,000
Dividends and interest receivable	52,666
Receivable for capital shares issued	429,883
Prepaid expenses	95
TOTAL ASSETS	39,127,807

LIABILITIES:
Payable for capital shares redeemed	6,554
Unrealized depreciation on swap agreements	728
Advisory fees payable	24,294
Management services fees payable	3,239
Administration fees payable	3,582
Administrative services fees payable	16,073
Distribution fees payable	17,243
Transfer agency fees payable	6,039
Fund accounting fees payable	2,036
Compliance services fees payable	289
Other accrued expenses	29,753
TOTAL LIABILITIES	109,830
NET ASSETS	$39,017,977

NET ASSETS CONSIST OF:
Capital	$22,799,979
Total distributable earnings (loss)	16,217,998
NET ASSETS	$39,017,977
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	940,160
Net Asset Value (offering and redemption price per share)	$41.50

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends	$1,016,661
Interest	9,809
TOTAL INVESTMENT INCOME	1,026,470

EXPENSES:
Advisory fees	287,939
Management services fees	38,392
Administration fees	36,280
Transfer agency fees	32,348
Administrative services fees	96,749
Distribution fees	95,980
Custody fees	3,712
Fund accounting fees	21,052
Trustee fees	620
Compliance services fees	300
Other fees	44,658
Total Gross Expenses before reductions	658,030
Expenses reduced and reimbursed by the Advisor	(13,047)
TOTAL NET EXPENSES	644,983
NET INVESTMENT INCOME (LOSS)	381,487

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(1,014,645)
Net realized gains (losses) on swap agreements	49,151
Change in net unrealized appreciation/depreciation on investment securities	(248,826)
Change in net unrealized appreciation/depreciation on swap agreements	(18,943)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(1,233,263)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(851,776)

See accompanying notes to financial statements.

386 :: ProFund VP Utilities :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$381,487	$422,114
Net realized gains (losses) on investments	(965,494)	1,417,391
Change in net unrealized appreciation/depreciation on investments	(267,769)	2,707,291
Change in net assets resulting from operations	(851,776)	4,546,796

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(817,438)	(492,932)
Change in net assets resulting from distributions	(817,438)	(492,932)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	39,032,890	19,019,213
Distributions reinvested	817,438	492,932
Value of shares redeemed	(33,938,589)	(21,333,281)
Change in net assets resulting from capital transactions	5,911,739	(1,821,136)
Change in net assets	4,242,525	2,232,728

NET ASSETS:
Beginning of period	34,775,452	32,542,724
End of period	$39,017,977	$34,775,452

SHARE TRANSACTIONS:
Issued	924,990	486,801
Reinvested	19,547	13,016
Redeemed	(823,184)	(551,908)
Change in shares	121,353	(52,091)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Utilities :: 387

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$42.47	$37.37	$50.44	$44.33	$45.65

Investment Activities:
Net investment income (loss)(a)	0.41	0.51	0.57	0.67	0.79
Net realized and unrealized gains (losses) on investments	(0.51)	5.18	(2.39)	9.18	0.39
Total income (loss) from investment activities	(0.10)	5.69	(1.82)	9.85	1.18

Distributions to Shareholders From:
Net investment income	(0.42)	(0.59)	(0.75)	(0.79)	(1.00)
Net realized gains on investments	(0.45)	—	(10.50)	(2.95)	(1.50)
Total distributions	(0.87)	(0.59)	(11.25)	(3.74)	(2.50)

Net Asset Value, End of Period	$41.50	$42.47	$37.37	$50.44	$44.33

Total Return(b)	(0.25)%	15.41%	(2.40)%	22.88%	2.89%

Ratios to Average Net Assets:
Gross expenses(b)	1.71%	1.69%	1.75%	1.74%	1.79%
Net expenses(b)	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)(b)	0.99%	1.31%	1.31%	1.38%	1.78%

Supplemental Data:
Net assets, end of period (000's)	$39,018	$34,775	$32,543	$44,276	$40,952
Portfolio turnover rate(c)	29%	24%	50%	209%	108%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Does not reflect the fees and expenses associated with the separate account that invests in the Fund or any variable annuity or variable insurance contract for which the Fund serves as an investment option.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

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Notes to Financial Statements

390 :: Notes to Financial Statements :: December 31, 2022

1. Organization

ProFunds (the "Trust") consists of 117 separate investment portfolios and is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act") and thus follows accounting and reporting guidance for investment companies. The Trust is organized as a Delaware statutory trust and is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series.

These accompanying financial statements relate to the following portfolios of the Trust included in this report (collectively, the "ProFunds VP" and individually, a "ProFund VP"):

Classic ProFunds VP:

ProFund VP Asia 30

ProFund VP Bull

ProFund VP Dow 30

ProFund VP Emerging Markets

ProFund VP Europe 30

ProFund VP International

ProFund VP Japan

ProFund VP Large-Cap Growth

ProFund VP Large-Cap Value

ProFund VP Mid-Cap

ProFund VP Mid-Cap Growth

ProFund VP Mid-Cap Value

ProFund VP Nasdaq-100

ProFund VP Small-Cap

ProFund VP Small-Cap Growth

ProFund VP Small-Cap Value

Ultra ProFunds VP:

ProFund VP UltraBull

ProFund VP UltraMid-Cap

ProFund VP UltraNasdaq-100

ProFund VP UltraSmall-Cap

Inverse ProFunds VP:

ProFund VP Bear

ProFund VP Short Dow 30

ProFund VP Short Emerging Markets

ProFund VP Short International

ProFund VP Short Mid-Cap

ProFund VP Short Nasdaq-100

ProFund VP Short Small-Cap

ProFund VP UltraShort Dow 30

ProFund VP UltraShort Nasdaq-100

Sector ProFunds VP:

ProFund VP Banks

ProFund VP Basic Materials

ProFund VP Biotechnology

ProFund VP Consumer Goods

ProFund VP Consumer Services

ProFund VP Financials

ProFund VP Health Care

ProFund VP Industrials

ProFund VP Internet

ProFund VP Oil & Gas

ProFund VP Pharmaceuticals

ProFund VP Precious Metals

ProFund VP Real Estate

ProFund VP Semiconductor

ProFund VP Technology

ProFund VP Telecommunications

ProFund VP Utilities

Non-Equity ProFunds VP:

ProFund Access VP High Yield

ProFund VP Falling U.S. Dollar

ProFund VP Rising Rates Opportunity

ProFund VP U.S. Government Plus

Money Market ProFund VP:

ProFund VP Government Money Market

The ProFunds VP, excluding ProFund VP Government Money Market, are referred to as the "non-money market ProFunds VP." Each non-money market ProFund VP, other than ProFund VP Consumer Services, ProFund VP Europe 30, ProFund VP Industrials, ProFund VP Large-Cap Growth, ProFund VP Large-Cap Value, ProFund VP Mid-Cap Growth, ProFund VP Mid-Cap Value, ProFund VP Real Estate, ProFund VP Small-Cap Growth, ProFund VP Small-Cap Value, and ProFund VP Utilities, is classified as non-diversified under the 1940 Act. Each ProFund VP has one class of shares.

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust and ProFunds VP's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the ProFunds VP.

December 31, 2022 :: Notes to Financial Statements :: 391

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by each ProFund VP in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Investment Valuation

The ProFunds VP record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3.

Repurchase Agreements

Each ProFund VP may enter into repurchase agreements with financial institutions in pursuit of its investment objective, as "cover" for the investment techniques it employs, or for liquidity purposes. Repurchase agreements are primarily used by the ProFunds VP as short-term investments for cash positions. Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one business day. The resale price is typically greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.

The ProFunds VP follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major, global financial institutions whose creditworthiness is continuously monitored by ProFund Advisors LLC (the "Advisor"). In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. ProFunds within the Trust invest in repurchase agreements jointly. Each ProFund VP, therefore, holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by each ProFund VP. The collateral underlying the repurchase agreement is held by the ProFund VP's custodian. In the event of a default or bankruptcy by a selling financial institution, a ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds VP not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the ProFund VP, amounts to more than 15% of the ProFund VP's total net assets. The investments of each of the ProFunds VP in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant. During periods of high demand for repurchase agreements, the ProFunds VP may be unable to invest available cash in these instruments to the extent desired by the Advisor.

Information concerning the counterparties, value of, collateralization and amounts due under repurchase agreement transactions may be found in the table below.

As of December 31, 2022, the ProFunds VP had undivided interest in joint repurchase agreements with the following counterparties, for the time periods and rates indicated. Amounts shown in the table below represent principal amount, cost and value for each respective repurchase agreement.

Fund Name	Canadian Imperial Bank of Canada 3.95% dated 12/30/22, due 1/3/23(1)	Credit Agricole CIB, 4.20% dated 12/30/22, due 1/3/23(2)	HSBC Securities (USA), Inc., 3.90% dated 12/30/22, due 1/3/23(3)	RBC Capital Markets, LLC, 4.17% dated 12/30/22, due 1/3/23(4)	Societe Generale, 4.20% dated 12/30/22, due 1/3/23(5)	UMB Bank N.A., 4.20% dated 12/30/22, due 1/3/23(6)
ProFund Access VP High Yield	$392,000	$2,129,000	$490,000	$1,383,000	$2,825,000	$302,000
ProFund VP Asia 30	—	—	—	—	1,000	2,000
ProFund VP Banks	6,000	33,000	7,000	22,000	45,000	7,000
ProFund VP Basic Materials	3,000	18,000	4,000	11,000	24,000	4,000
ProFund VP Bear	215,000	1,170,000	269,000	759,000	1,553,000	173,000
ProFund VP Biotechnology	71,000	385,000	88,000	250,000	511,000	57,000
ProFund VP Bull	711,000	3,864,000	889,000	2,510,000	5,129,000	552,000
ProFund VP Consumer Goods	6,000	34,000	7,000	22,000	45,000	8,000
ProFund VP Dow 30	13,000	75,000	17,000	48,000	100,000	17,000
ProFund VP Emerging Markets	140,000	768,000	176,000	498,000	1,019,000	115,000

392 :: Notes to Financial Statements :: December 31, 2022

Fund Name	Canadian Imperial Bank of Canada 3.95% dated 12/30/22, due 1/3/23(1)	Credit Agricole CIB, 4.20% dated 12/30/22, due 1/3/23(2)	HSBC Securities (USA), Inc., 3.90% dated 12/30/22, due 1/3/23(3)	RBC Capital Markets, LLC, 4.17% dated 12/30/22, due 1/3/23(4)	Societe Generale, 4.20% dated 12/30/22, due 1/3/23(5)	UMB Bank N.A., 4.20% dated 12/30/22, due 1/3/23(6)
ProFund VP Falling U.S. Dollar	$25,000	$142,000	$32,000	$91,000	$187,000	$25,000
ProFund VP Financials	12,000	66,000	15,000	43,000	88,000	12,000
ProFund VP Government Money Market	1,181,000	6,411,000	1,477,000	4,166,000	8,509,000	906,000
ProFund VP Health Care	24,000	133,000	30,000	87,000	177,000	22,000
ProFund VP Industrials	16,000	88,000	20,000	57,000	117,000	14,000
ProFund VP International	654,000	3,559,000	819,000	2,311,000	4,724,000	511,000
ProFund VP Internet	10,000	57,000	13,000	37,000	76,000	10,000
ProFund VP Japan	374,000	2,032,000	468,000	1,320,000	2,697,000	290,000
ProFund VP Large-Cap Growth	—	3,000	—	2,000	4,000	3,000
ProFund VP Large-Cap Value	—	1,000	—	1,000	2,000	3,000
ProFund VP Mid-Cap	519,000	2,815,000	648,000	1,829,000	3,736,000	403,000
ProFund VP Nasdaq-100	443,000	2,408,000	554,000	1,565,000	3,196,000	346,000
ProFund VP Oil & Gas	68,000	369,000	85,000	240,000	491,000	54,000
ProFund VP Pharmaceuticals	—	2,000	—	1,000	3,000	3,000
ProFund VP Precious Metals	1,336,000	7,259,000	1,671,000	4,715,000	9,633,000	1,032,000
ProFund VP Real Estate	4,000	24,000	5,000	16,000	33,000	6,000
ProFund VP Rising Rates Opportunity	769,000	4,183,000	963,000	2,718,000	5,553,000	599,000
ProFund VP Semiconductor	2,000	11,000	2,000	7,000	15,000	4,000
ProFund VP Short Dow 30	—	1,000	—	—	2,000	4,000
ProFund VP Short Emerging Markets	44,000	241,000	55,000	156,000	321,000	40,000
ProFund VP Short International	154,000	845,000	194,000	549,000	1,124,000	128,000
ProFund VP Short Mid-Cap	4,000	25,000	5,000	15,000	32,000	9,000
ProFund VP Short Nasdaq-100	869,000	4,721,000	1,086,000	3,067,000	6,266,000	675,000
ProFund VP Short Small-Cap	161,000	878,000	201,000	570,000	1,166,000	130,000
ProFund VP Small-Cap	169,000	923,000	212,000	599,000	1,226,000	138,000
ProFund VP Small-Cap Value	2,000	11,000	2,000	7,000	15,000	5,000
ProFund VP Technology	3,000	16,000	3,000	11,000	22,000	5,000
ProFund VP Telecommunications	1,000	6,000	1,000	4,000	9,000	3,000
ProFund VP UltraBull	116,000	641,000	146,000	416,000	851,000	100,000
ProFund VP UltraMid-Cap	130,000	711,000	162,000	462,000	944,000	108,000
ProFund VP UltraNasdaq-100	758,000	4,123,000	948,000	2,678,000	5,472,000	591,000
ProFund VP UltraShort Dow 30	—	1,000	—	—	1,000	2,000
ProFund VP UltraShort Nasdaq-100	795,000	4,319,000	994,000	2,807,000	5,733,000	617,000
ProFund VP UltraSmall-Cap	129,000	712,000	163,000	462,000	947,000	112,000
ProFund VP U.S. Government Plus	280,000	1,528,000	351,000	992,000	2,028,000	220,000
ProFund VP Utilities	18,000	100,000	23,000	65,000	132,000	16,000
	$10,627,000	$57,841,000	$13,295,000	$37,569,000	$76,784,000	$8,383,000

Each repurchase agreement was fully collateralized by U.S. government securities as of December 31, 2022 as follows:

(1)	U.S. Treasury Notes, 2.50%, due 3/31/27, total value $10,843,339.
(2)	U.S. Treasury Inflation-Protected Securities (TIPS), 0.25% to 0.375%, due 1/15/25 to 7/15/27, which had an aggregate value of $59,047,071.
(3)	U.S. Treasury Separate Trading of Registered Interest and Principal of Securities (STRIPS), effective yield or interest rate in effect at December 31, 2022, 3.853%, due 5/15/50, total value $13,562,309.
(4)	U.S. Treasury Inflation-Protected Securities (TIPS), 0.125% to 0.25%, due 1/15/25 to 1/15/32, which had an aggregate value of $38,325,092.
(5)	U.S. Treasury Bonds, 2.75% to 3.25%, due 5/15/42 to 11/15/42, which had an aggregate value of $78,323,667.
(6)	U.S. Treasury Notes, 0.25%, due 3/15/24, total value $8,554,613.

Investments in Other Investment Companies

Each non money-market ProFund VP may invest in other investment companies, including exchange-traded funds ("ETFs") and unit investment trusts ("UITs"), to the extent that such an investment would be consistent with the requirements of the 1940 Act. If the ProFund VP invests in, and thus, is a shareholder of, another investment company, the ProFund VP's shareholders will indirectly bear the ProFund VP's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the ProFund VP to the ProFund VP's own investment adviser and the other expenses that the ProFund VP bears directly in connection with the ProFund VP's own operations. Because most ETFs are investment companies, absent exemptive relief or reliance on an applicable exemptive statute or rule, the ProFund VP's investments in such investment companies generally would be limited under applicable federal statutory provisions. Those provisions typically restrict the ProFund VP's investment in the shares of another investment company to up to 5% of its assets

December 31, 2022 :: Notes to Financial Statements :: 393

(which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. The ProFund VP may invest in certain ETFs in excess of the statutory limit in reliance on an exemptive order issued by the SEC to those entities or pursuant to statutory or exemptive relief and pursuant to procedures approved by the Board provided that the ProFund VP complies with the conditions of the exemptive relief, as they may be amended from time to time, and any other applicable investment limitations.

Depositary Receipts

Each ProFund VP, other than the ProFund VP Government Money Market, may invest in American Depositary Receipts ("ADRs"), New York Shares ("NYSs") and Global Depositary Receipts ("GDRs"). ADRs represent the right to receive securities of foreign issuers deposited in a bank or corresponding bank. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. For many foreign securities, U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter ("OTC"), are issued by domestic banks. NYSs (or "direct shares") are foreign stocks denominated in U.S. dollars that trade on American exchanges without being converted to ADRs. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world.

The ProFunds VP may invest in both sponsored and unsponsored depositary receipts. Certain depositary receipts, typically those designated as "unsponsored", require the holders thereof to bear most of the costs of such facilities, while issuers of "sponsored" facilities normally pay more of the cost thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Real Estate Investment Trusts

Each non-money market ProFund VP (other than the Non-Equity ProFunds VP) may invest in real estate investment trusts ("REITs") which report information on the source of their distributions annually. Equity REITs invest primarily in real property while mortgage REITs invest in constructions, development and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REITs, the creditworthiness of the issuer, property taxes, interest rates, and tax regulatory requirements, such as those relating to the environment. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and the possibility of failing to maintain exempt status under the 1940 Act. Certain distributions received from REITs during the year are recorded as realized gains or return of capital when such information becomes known.

Derivative Instruments

In seeking to achieve each ProFund VP's investment objective, the Advisor uses a mathematical approach to investing. Using this approach, the Advisor determines the type, quantity and mix of investment positions. Certain ProFunds VP may obtain investment exposure through derivative instruments such as futures contracts, forward currency contracts and swap agreements, that a ProFund VP should hold to approximate the daily performance, inverse performance, or multiple thereof, as applicable, of its benchmark. All derivative instruments held during the year ended December 31, 2022, were utilized to gain exposure or inverse exposure to each ProFund VP's benchmark (e.g., index, etc.) to meet its investment objective.

The ProFund Access VP High Yield maintains exposure to the high yield market (i.e., U.S. corporate high yield debt market), regardless of market conditions. This means ProFund Access VP High Yield does not adopt defensive positions in cash or other instruments in anticipation of an adverse market climate. The ProFund Access VP High Yield invests primarily in derivatives, money market instruments, and U.S. Treasury obligations that the Advisor believes, in combination, should provide investment results that correspond to the high yield market. During the year ended December 31, 2022, the ProFund Access VP High Yield held credit default swap agreements for credit exposure to the high yield market and futures contracts and/or treasury notes for interest rate exposure to meet the ProFund Access VP High Yield's investment objective.

Each non-money market ProFund VP, other than the Classic ProFunds VP, the Sector ProFunds VP and the ProFund VP Falling U.S. Dollar, does not seek to achieve its investment objective over a period of time greater than a single day.

All open derivative positions at year end are reflected on each respective ProFund VP's Schedule of Portfolio Investments. The volume associated with derivative positions varies on a daily basis as each ProFund VP transacts in derivative contracts in order to achieve the appropriate exposure, as expressed in notional amount (contract value for forward currency contracts), in comparison to net assets consistent with each ProFund VP's investment objective.

Certain ProFunds VP utilized a varying level of derivative instruments in conjunction with the investment securities to meet their investment objective during the year ended December 31, 2022. With the exception of the ProFunds VP listed below, the notional amount of open derivative positions relative to each ProFund VP's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year. The volume associated with futures contracts in the ProFund VP U.S. Government Plus was 2% based on average monthly notional amounts in comparison to net assets during the year ended December 31, 2022. The volume associated with swap agreements in the ProFund VP Banks, ProFund VP UltraSmall-Cap, and ProFund VP U.S. Government was 8%, 126%, and 77%, respectively, based on average monthly notional amounts in comparison to net assets during the year ended December 31, 2022.

In connection with its management of certain series of the Trust included in this report (ProFund VP UltraShort Dow 30 and ProFund VP UltraShort Nasdaq-100 (the "Commodity Pools")), the Advisor is registered as a commodity pool operator (a "CPO") and the Commodity Pools are commodity pools under the Commodity Exchange Act (the "CEA"). The Advisor also registered

394 :: Notes to Financial Statements :: December 31, 2022

as a commodity trading advisor (a "CTA") under the CEA as a result of its role as subadvisor to funds outside the Trust. Accordingly, the Advisor is subject to registration and regulation as a CPO and CTA under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and the National Futures Association ("NFA"), including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA. Compliance with these regulatory requirements could adversely affect the Commodity Pools' total return. In this regard, any further amendment to the CEA or its related regulations that subject the Advisor or the Commodity Pools to additional regulation may have adverse impacts on the Commodity Pools' operations and expenses.

The following is a description of the derivative instruments utilized by the ProFunds VP, including certain risks related to each instrument type.

Futures Contracts

Each non-money market ProFund VP may purchase or sell futures contracts as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

Each ProFund VP generally engages in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased), there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold), there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

Whether a ProFund VP realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of a ProFund VP's loss from an unhedged short position in futures contracts is potentially unlimited and investors may lose the amount that they invest plus any profits recognized on that investment. Each ProFund VP will engage in transactions in futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Upon entering into a futures contract, each ProFund VP will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 10% of the contract amount for equity index futures and in the range of approximately 1% to 3% of the contract amount for treasury futures (this amount is subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to the ProFund VP upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the asset underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, a ProFund VP may elect to close its position by taking an opposite position, which will operate to terminate the ProFund VP's existing position in the contract.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although each ProFund VP intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund VP to substantial losses. If trading is not possible, or if a ProFund VP determines not to close a futures position in anticipation of adverse price movements, the ProFund VP will be required to make daily cash payments of variation margin. The risk that the ProFund VP will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a ProFund VP.

Forward Currency Contracts

The ProFund VP Falling U.S. Dollar may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

It is possible that, under certain circumstances, this ProFund VP may have to limit its currency transactions to qualify as a "regulated investment company" ("RIC") under the Internal Revenue Code. The ProFund VP Falling U.S. Dollar does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market

December 31, 2022 :: Notes to Financial Statements :: 395

value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the ProFund VP Falling U.S. Dollar may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an "offsetting" contract obligating it to buy, on the same maturity date, the same amount of the currency. If this ProFund VP engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If the ProFund VP Falling U.S. Dollar engages in offsetting transactions it will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date the ProFund VP Falling U.S. Dollar enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the ProFund VP will realize a gain to the extent that the price of ProFund VP currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the ProFund VP will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

The ProFund VP Falling U.S. Dollar collateralizes forward currency contracts with cash and certain securities as indicated on the Statement of Assets and Liabilities and the Schedule of Portfolio Investments, respectively. Such collateral is held for the benefit of the counterparty in a segregated tri-party account at the custodian, to protect the counterparty against non-payment by the respective ProFund VP. Similarly, the ProFund VP Falling U.S. Dollar has sought to mitigate credit risk by generally requiring that the counterparties to the ProFund VP post collateral for the benefit of the ProFund VP in a segregated account at the custodian, marked to market daily, in an amount equal to what the counterparty owes the ProFund VP, subject to certain minimum thresholds. In the event of a default by the counterparty, the ProFund VP will seek withdrawal of this collateral from the segregated account and may incur certain costs exercising its right with respect to the collateral. If a counterparty becomes bankrupt or fails to perform its obligations, the ProFund VP Falling U.S. Dollar may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The ProFund VP Falling U.S. Dollar may obtain only limited recovery or may obtain no recovery in such circumstances. The ProFund VP Falling U.S. Dollar will enter into forward currency contracts only with financial institutions that meet the credit quality standards and monitoring policies established by the Advisor. As of December 31, 2022, there was no collateral posted by counterparties.

Credit Default Swap ("CDS") Agreements

As of December 31, 2022, the ProFund Access VP High Yield invested in centrally cleared CDS as a substitute for investing directly in bonds in order to gain credit exposure to the high yield market.

In a CDS, the agreement will reference one or more debt securities or reference entities. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference entity has occurred. If a credit event occurs, the seller generally must pay the buyer: a) the full notional value of the swap; or b) the difference between the notional value of the defaulted reference entity and the recovery price/rate for the defaulted reference entity. CDS are designed to reflect changes in credit quality, including events of default. A CDS may require premium (discount) payments as well as daily payments (receipts) related to the interest leg of the swap or to the default or change in price of a reference entity.

The counterparty risk for cleared swap agreements is generally lower than for uncleared over-the-counter swap agreements because, generally, a clearing organization becomes substituted for each counterparty to a cleared swap agreement and, in effect, guarantees each party's performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the ProFund Access VP High Yield.

If the ProFund Access VP High Yield is a seller of a CDS contract (also referred to as a seller of protection or as a buyer of risk), the ProFund Access VP High Yield would be required to pay the par (or other agreed upon) value of a referenced obligation to the counterparty in the event of a default or other credit event. In return, the ProFund Access VP High Yield would receive from the counterparty a daily stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the ProFund Access VP High Yield would keep the stream of payments and would have no payment obligations. As the seller, the ProFund Access VP High Yield would be subject to investment exposure on the notional amount of the swap.

If the ProFund Access VP High Yield is a buyer of a CDS contract (also referred to as a buyer of protection or a seller of risk), the ProFund Access VP High Yield would have the right to deliver a reference obligation and receive the par (or other agreed-upon) value of such obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade). In return, the ProFund Access VP High Yield would pay the counterparty a daily stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the ProFund Access VP High Yield.

The ProFund Access VP High Yield enters into a CDS with multiple reference entities, in which case payments and settlements in respect of any defaulting reference entity would typically be dealt with separately from the other reference entities.

Upon entering into a centrally cleared CDS, the ProFund Access VP High Yield may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 6% to 10% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the CDS and is returned to the ProFund Access VP High Yield upon termination of the CDS, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the CDS

396 :: Notes to Financial Statements :: December 31, 2022

fluctuates, making the long and short positions in the CDS contract more or less valuable, a process known as "marking-to-market." The premium (discount) payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

Swap Agreements (other than CDS)

Each non-money market ProFund VP may enter into swap agreements to gain exposure to an underlying asset without actually purchasing such asset (or shorting such asset), or to hedge a position, including in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular pre-determined investments or instruments. The gross return to be exchanged or "swapped" between the parties is calculated with respect to a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested in a "basket" of securities or an ETF representing a particular index or group of securities.

On a typical long swap, the counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular underlying assets (e.g., securities comprising the relevant benchmark index), plus the dividends or interest that would have been received on those assets. The ProFund VP will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such assets, plus, in certain circumstances, commissions or trading spreads on the notional amount. Therefore, the return to the ProFund VP on any swap agreement should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the ProFund VP on the notional amount. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities. Some ProFunds VP may also enter into swap agreements that provide the opposite return of their benchmark or security ("short" the benchmark or security). Their operations are similar to that of the swaps disclosed above except that the counterparty pays interest to each ProFund VP on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, each ProFund VP will agree to pay to the counterparty commissions or trading spreads on the notional amount.

Most swap agreements entered into by a ProFund VP calculate and settle the obligations of the parties to the agreement on a "net basis" with a single payment. Consequently, a ProFund VP's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). When investing in index swap agreements, the ProFunds VP may hold or gain exposure to only a representative sample of securities in the index, or to a component of the index.

A ProFund VP's current obligations under a swap agreement, will be accrued daily (offset against any amounts owed to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash and/or securities determined to be liquid, but typically no payments will be made until the settlement date. Each ProFund VP reserves the right to modify its asset segregation policies in the future, including modifications to comply with any changes in the positions articulated by the SEC or its staff regarding asset segregation. Swap agreements that cannot be terminated of in the ordinary course of business within seven days at approximately the amount a ProFund VP has valued the asset may be considered to be illiquid for purposes of a ProFund VP's illiquid investment limitations.

A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a ProFund VP will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the ProFund VP's rights as a creditor. A ProFund VP will only enter into swap agreements with counterparties that meet the ProFund VP's standard of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the ProFund VP's repurchase agreement guidelines). The counterparty to an uncleared swap agreement will typically be a major, global financial institution.

Payments may be made at the conclusion of a swap agreement. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund VP is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund VP's risk of loss consists of the net amount of payments that such ProFund VP is contractually entitled to receive, if any. The net amount of the excess, if any, of a ProFund VP's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be earmarked or segregated by a ProFund VP's custodian.

In the normal course of business, a ProFund VP enters into International Swap Dealers Association, Inc. ("ISDA") agreements with certain counterparties for derivative transactions. These agreements contain, among other conditions, events of default and termination events, and various covenants and representations. Certain of the ProFund VP's ISDA agreements contain provisions that require the ProFund VP to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the ProFund VP's NAV over specific periods of time, which may or may not be exclusive of redemptions. If the ProFund VP were to trigger such provisions and have open derivative positions, at that time counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the ProFund VP will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts. Such collateral is held for the benefit of the counterparty in a segregated tri-party account at the custodian, to protect the counterparty against non-payment by the

December 31, 2022 :: Notes to Financial Statements :: 397

respective ProFund VP. The ProFunds VP seek to mitigate risks by generally requiring that the counterparties for each ProFund VP agree to post collateral for the benefit of the ProFund VP, marked to market daily, in an amount approximately equal to what the counterparty owes the ProFund VP, subject to certain minimum thresholds, although the ProFunds VP may not always be successful. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the ProFunds VP will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings. As of December 31, 2022, the collateral posted by counterparties consisted of U.S. Treasury securities and cash.

The use of swaps, including CDS, is a highly specialized activity which involves investment techniques and risks in addition to and in some cases different from those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of the counterparties to perform. If a counterparty's creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. The Advisor, under the supervision of the Trust's Board of Trustees, is responsible for determining and monitoring the liquidity of a ProFund VP's transactions in swap agreements.

Offsetting Assets and Liabilities

The ProFunds VP are subject to master netting agreements for swap agreements (other than centrally cleared CDS) and forward currency contracts that allow for amounts owed between the ProFund VP and the counterparty to be netted upon early termination. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties.

As described above, the ProFunds VP utilize derivative instruments to achieve their investment objective during the year. The amounts shown in the Statements of Assets and Liabilities generally do not take into consideration the effects of legally enforceable master netting agreements.

Summary of Derivative Instruments

The following table summarizes the fair values of derivative instruments on the ProFund VP's Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2022.

	Assets			Liabilities
Fund	Variation Margin on Futures Contracts*	Unrealized Appreciation on Swap Agreements*	Unrealized Appreciation on Forward Currency Contracts	Variation Margin on Futures Contracts*	Unrealized Depreciation on Swap Agreements*	Unrealized Depreciation on Forward Currency Contracts
Credit Risk Exposure:
ProFund Access VP High Yield	$—	$511,302	$—	$—	$—	$—

Equity Risk Exposure:
ProFund VP Banks	—	2,216	—	—	—	—
ProFund VP Basic Materials	—	—	—	—	3,013	—
ProFund VP Bear	10,696	—	—	—	12,183	—
ProFund VP Biotechnology	—	—	—	—	1,533	—
ProFund VP Bull	—	28,798	—	21,045	—	—
ProFund VP Consumer Goods	—	—	—	—	1,081	—
ProFund VP Consumer Services	—	—	—	—	4,516	—
ProFund VP Dow 30	—	—	—	—	881	—
ProFund VP Emerging Markets	—	—	—	—	27,941	—
ProFund VP Financials	—	1,512	—	—	—	—
ProFund VP Health Care	—	—	—	—	516	—
ProFund VP Industrials	—	—	—	—	24	—
ProFund VP International	—	—	—	—	84,093	—
ProFund VP Internet	—	1,021	—	—	—	—
ProFund VP Japan	—	—	—	458,920	3,217	—
ProFund VP Mid-Cap	—	—	—	26,509	17,158	—
ProFund VP Nasdaq-100	—	75,977	—	144,586	—	—
ProFund VP Oil & Gas	—	—	—	—	1,658	—
ProFund VP Pharmaceuticals	—	—	—	—	641	—
ProFund VP Precious Metals	—	—	—	—	285,127	—
ProFund VP Real Estate	—	—	—	—	438	—
ProFund VP Semiconductor	—	—	—	—	778	—
ProFund VP Short Dow 30	—	21	—	—	—	—
ProFund VP Short Emerging Markets	—	8,897	—	—	—	—
ProFund VP Short International	—	17,489	—	—	—	—
ProFund VP Short Mid-Cap	—	113	—	—	—	—
ProFund VP Short Nasdaq-100	36,006	—	—	—	61,338	—

398 :: Notes to Financial Statements :: December 31, 2022

	Assets			Liabilities
Fund	Variation Margin on Futures Contracts*	Unrealized Appreciation on Swap Agreements*	Unrealized Appreciation on Forward Currency Contracts	Variation Margin on Futures Contracts*	Unrealized Depreciation on Swap Agreements*	Unrealized Depreciation on Forward Currency Contracts
ProFund VP Short Small-Cap	$—	$—	$—	$—	$26,214	$—
ProFund VP Small-Cap	—	16,364	—	—	784	—
ProFund VP Technology	—	203	—	—	—	—
ProFund VP Telecommunications	—	227	—	—	—	—
ProFund VP UltraBull	—	26,656	—	10,709	922	—
ProFund VP UltraMid-Cap	—	—	—	12,559	29,253	—
ProFund VP UltraNasdaq-100	—	997,862	—	619,729	—	—
ProFund VP UltraShort Dow 30	—	24	—	—	—	—
ProFund VP UltraShort Nasdaq-100	—	—	—	—	109,145	—
ProFund VP UltraSmall-Cap	—	86,057	—	40,951	—	—
ProFund VP Utilities	—	—	—	—	728	—

Foreign Exchange Rate Risk Exposure:
ProFund VP Falling U.S. Dollar	—	—	16,276	—	—	9,997

Interest Rate Risk Exposure:
ProFund Access VP High Yield	—	—	—	4,899	—	—
ProFund VP Rising Rates Opportunity	—	1,748,208	—	198	—	—
ProFund VP U.S. Government Plus	—	—	—	595	546,937	—

*	Includes cumulative appreciation/depreciation of futures contracts and credit default swap agreements as reported in the Schedules of Portfolio Investments. Only current day's variation margin is reported within the Statements of Assets and Liabilities.

The following table presents the effect of derivative instruments on the ProFund VP's Statement of Operations, categorized by risk exposure, for the year ended December 31, 2022.

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations			Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized as a Result from Operations
	Net Realized	Net Realized	Net Realized Gains (Losses)	Change in Net Unrealized Appreciation/	Change in Net Unrealized Appreciation/	Change in Net Unrealized Appreciation/ Depreciation
Fund	Gains (Losses) on Futures Contracts	Gains (Losses) on Swap Agreements	on Forward Currency Contracts	Depreciation on Futures Contracts	Depreciation on Swap Agreements	on Forward Currency Contracts
Credit Risk Exposure:
ProFund Access VP High Yield	$—	$(1,213,504)	$—	$—	$556,180	$—

Equity Risk Exposure:
ProFund VP Banks	—	31,382	—	—	1,606	—
ProFund VP Basic Materials	—	(107,372)	—	—	(10,118)	—
ProFund VP Bear	(5,596)	155,141	—	10,696	(20,051)	—
ProFund VP Biotechnology	—	191,000	—	—	(2,356)	—
ProFund VP Bull	(12,472)	(4,159,061)	—	(60,114)	106,688	—
ProFund VP Consumer Goods	—	(94,501)	—	—	(5,285)	—
ProFund VP Consumer Services	—	(98,233)	—	—	(6,547)	—
ProFund VP Dow 30	—	(28,325)	—	—	(1,081)	—
ProFund VP Emerging Markets	—	(232,157)	—	—	(32,336)	—
ProFund VP Financials	—	(87,559)	—	—	(3,793)	—
ProFund VP Health Care	—	(66,982)	—	—	(11,283)	—
ProFund VP Industrials	—	(104,459)	—	—	(8,844)	—
ProFund VP International	—	(2,137,123)	—	—	(29,429)	—
ProFund VP Internet	—	(135,349)	—	—	5,307	—
ProFund VP Japan	(133,615)	(7,998)	—	(707,626)	(3,172)	—
ProFund VP Mid-Cap	(29,043)	(2,311,230)	—	(134,087)	(54,913)	—
ProFund VP Nasdaq-100	(4,104,371)	(13,409,527)	—	(142,939)	862,786	—
ProFund VP Oil & Gas	—	(156,958)	—	—	(794)	—
ProFund VP Pharmaceuticals	—	(25,253)	—	—	(765)	—
ProFund VP Precious Metals	—	(2,654,144)	—	—	(887,579)	—
ProFund VP Real Estate	—	(32,350)	—	—	(11,274)	—

December 31, 2022 :: Notes to Financial Statements :: 399

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations			Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized as a Result from Operations
	Net Realized	Net Realized	Net Realized Gains (Losses)	Change in Net Unrealized Appreciation/	Change in Net Unrealized Appreciation/	Change in Net Unrealized Appreciation/ Depreciation
Fund	Gains (Losses) on Futures Contracts	Gains (Losses) on Swap Agreements	on Forward Currency Contracts	Depreciation on Futures Contracts	Depreciation on Swap Agreements	on Forward Currency Contracts
ProFund VP Semiconductor	$—	$(145,297)	$—	$—	$6,385	$—
ProFund VP Short Dow 30	—	322	—	—	28	—
ProFund VP Short Emerging Markets	—	12,346	—	—	20,479	—
ProFund VP Short International	—	(39,696)	—	—	15,181	—
ProFund VP Short Mid-Cap	—	(49,433)	—	—	280	—
ProFund VP Short Nasdaq-100	41,536	(1,202,980)	—	36,006	(88,897)	—
ProFund VP Short Small-Cap	22,353	168,235	—	1,694	(31,300)	—
ProFund VP Small-Cap	—	(841,834)	—	—	49,153	—
ProFund VP Technology	—	(237,803)	—	—	12,925	—
ProFund VP Telecommunications	—	(20,634)	—	—	(145)	—
ProFund VP UltraBull	(9,376)	(4,821,066)	—	(33,034)	134,716	—
ProFund VP UltraMid-Cap	68,412	(3,268,729)	—	(12,559)	(107,102)	—
ProFund VP UltraNasdaq-100	(5,545,055)	(95,701,890)	—	(619,523)	6,543,093	—
ProFund VP UltraShort Dow 30	—	252	—	—	32	—
ProFund VP UltraShort Nasdaq-100	(22,606)	(10,443)	—	—	(120,025)	—
ProFund VP UltraSmall-Cap	(5,440)	(8,121,525)	—	(40,951)	387,681	—
ProFund VP Utilities	—	49,151	—	—	(18,943)	—

Foreign Exchange Rate Risk Exposure:
ProFund VP Falling U.S. Dollar	—	—	(46,979)	—	—	5,679

Interest Rate Risk Exposure:
ProFund Access VP High Yield	(348,731)	—	—	(1,921)	—	—
ProFund VP Rising Rates Opportunity	39,656	3,948,083	—	(198)	1,733,890	—
ProFund VP U.S. Government Plus	(22,981)	(3,052,649)	—	(595)	(508,340)	—

Asset (Liability) amounts shown in the table below represent amounts owed to (by) the ProFunds VP for swap agreements (other than centrally cleared CDS)

and forward currency contracts as of December 31, 2022. These amounts may be collateralized by cash or financial instruments, segregated for the benefit of the ProFunds VP or the counterparties, depending on whether the related contracts are in an appreciated or depreciated position at year end. Amounts shown in the column labeled "Net Amount" represent the un-collateralized portions of these amounts at year end. Any un-collateralized amounts are due to timing differences related to market movements or subject to certain minimum thresholds for collateral movement, as further described above.

	Gross Amounts Not Offset in the Statement of Assets and Liabilities*
	Gross Asset (Liability) as presented in the Statement of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount
ProFund VP Banks
Swap Agreements — Goldman Sachs International	$2,216	$—	$—	$2,216
ProFund VP Basic Materials
Swap Agreements — Goldman Sachs International	(3,013)	—	3,013	—
ProFund VP Bear
Swap Agreements — Goldman Sachs International	(7,252)	7,252	—	—
Swap Agreements — UBS AG	(4,931)	4,931	—	—
ProFund VP Biotechnology
Swap Agreements — Goldman Sachs International	(1,533)	—	1,533	—
ProFund VP Bull
Swap Agreements — Goldman Sachs International	15,041	—	—	15,041
Swap Agreements — UBS AG	13,757	—	—	13,757
ProFund VP Consumer Goods
Swap Agreements — Goldman Sachs International	(1,081)	—	—	(1,081)
ProFund VP Consumer Services
Swap Agreements — Goldman Sachs International	(4,516)	—	4,516	—

400 :: Notes to Financial Statements :: December 31, 2022

	Gross Amounts Not Offset in the Statement of Assets and Liabilities*
	Gross Asset (Liability) as presented in the Statement of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount
ProFund VP Dow 30
Swap Agreements — Goldman Sachs International	$(696)	$696	$—	$—
Swap Agreements — UBS AG	(185)	185	—	—
ProFund VP Emerging Markets
Swap Agreements — Goldman Sachs International	(11,478)	11,478	—	—
Swap Agreements — UBS AG	(16,463)	16,463	—	—
ProFund VP Falling U.S. Dollar
Forward Currency Contracts — Goldman Sachs International
Appreciation	8,991
Depreciation	(7,232)
Net Appreciation	1,759	—	—	1,759
Forward Currency Contracts — UBS AG
Appreciation	7,285
Depreciation	(2,765)
Net Appreciation	4,520	—	—	4,520
ProFund VP Financials
Swap Agreements — Goldman Sachs International	1,512	—	—	1,512
ProFund VP Health Care
Swap Agreements — Goldman Sachs International	(516)	—	516	—
ProFund VP Industrials
Swap Agreements — Goldman Sachs International	(24)	—	—	(24)
ProFund VP International
Swap Agreements — Goldman Sachs International	(41,510)	41,510	—	—
Swap Agreements — UBS AG	(42,583)	42,583	—	—
ProFund VP Internet
Swap Agreements — Goldman Sachs International	1,021	—	—	1,021
ProFund VP Japan
Swap Agreements — Goldman Sachs International	(3,217)	—	—	(3,217)
ProFund VP Mid-Cap
Swap Agreements — Goldman Sachs International	(8,541)	8,541	—	—
Swap Agreements — UBS AG	(8,617)	8,617	—	—
ProFund VP Nasdaq-100
Swap Agreements — Goldman Sachs International	45,700	—	—	45,700
Swap Agreements — UBS AG	30,277	—	—	30,277
ProFund VP Oil & Gas
Swap Agreements — Goldman Sachs International	(1,658)	—	1,658	—
ProFund VP Pharmaceuticals
Swap Agreements — Goldman Sachs International	(641)	—	641	—
ProFund VP Precious Metals
Swap Agreements — Goldman Sachs International	(144,608)	144,608	—	—
Swap Agreements — UBS AG	(140,519)	140,519	—	—
ProFund VP Real Estate
Swap Agreements — Goldman Sachs International	(438)	—	—	(438)
ProFund VP Rising Rates Opportunity
Swap Agreements — Citibank North America	670,806	—	(440,000)	230,806
Swap Agreements — Societe' Generale	1,077,402	—	(950,000)	127,402
ProFund VP Semiconductor
Swap Agreements — Goldman Sachs International	(778)	—	778	—
ProFund VP Short Dow 30
Swap Agreements — Goldman Sachs International	5	—	—	5
Swap Agreements — UBS AG	16	—	—	16
ProFund VP Short Emerging Markets
Swap Agreements — Goldman Sachs International	5,029	—	—	5,029
Swap Agreements — UBS AG	3,868	—	—	3,868
ProFund VP Short International
Swap Agreements — Goldman Sachs International	13,185	—	—	13,185
Swap Agreements — UBS AG	4,304	—	—	4,304

December 31, 2022 :: Notes to Financial Statements :: 401

	Gross Amounts Not Offset in the Statement of Assets and Liabilities*
	Gross Asset (Liability) as presented in the Statement of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount
ProFund VP Short Mid-Cap
Swap Agreements — Goldman Sachs International	$26	$—	$—	$26
Swap Agreements — UBS AG	87	—	—	87
ProFund VP Short Nasdaq-100
Swap Agreements — Goldman Sachs International	(31,550)	31,550	—	—
Swap Agreements — UBS AG	(29,788)	29,788	—	—
ProFund VP Short Small-Cap
Swap Agreements — Goldman Sachs International	(19,636)	19,636	—	—
Swap Agreements — UBS AG	(6,578)	6,578	—	—
ProFund VP Small-Cap
Swap Agreements — Goldman Sachs International	(784)	784	—	—
Swap Agreements — UBS AG	16,364	—	—	16,364
ProFund VP Technology
Swap Agreements — Goldman Sachs International	203	—	—	203
ProFund VP Telecommunications
Swap Agreements — Goldman Sachs International	227	—	—	227
ProFund VP UltraBull
Swap Agreements — Goldman Sachs International	12,245	—	—	12,245
Swap Agreements — Goldman Sachs International	(922)	922	—	—
Swap Agreements — UBS AG	14,411	—	—	14,411
ProFund VP UltraMid-Cap
Swap Agreements — Goldman Sachs International	(18,353)	18,353	—	—
Swap Agreements — UBS AG	(10,900)	10,900	—	—
ProFund VP UltraNasdaq-100
Swap Agreements — Goldman Sachs International	582,245	(582,245)	—	—
Swap Agreements — UBS AG	415,617	(415,617)	—	—
ProFund VP UltraShort Dow 30
Swap Agreements — Goldman Sachs International	16	—	—	16
Swap Agreements — UBS AG	8	—	—	8
ProFund VP UltraShort Nasdaq-100
Swap Agreements — Goldman Sachs International	(59,198)	59,198	—	—
Swap Agreements — UBS AG	(49,947)	49,947	—	—
ProFund VP UltraSmall-Cap
Swap Agreements — Goldman Sachs International	20,527	—	—	20,527
Swap Agreements — UBS AG	65,530	(65,530)	—	—
ProFund VP U.S. Government Plus
Swap Agreements — Citibank North America	(287,563)	54,000	—	(233,563)
Swap Agreements — Societe' Generale	(259,374)	—	235,000	(24,374)
ProFund VP Utilities
Swap Agreements — Goldman Sachs International	(728)	—	728	—

*	The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.
**	Financial instruments and cash collateral received are not disclosed on the Statement of Assets and Liabilities because the Fund does not have effective control of the collateral.

Securities Lending:

Each ProFund VP may lend securities to brokers, dealers and financial organizations in exchange for initial collateral in the amount of at least 102% of the value of U.S. dollar-denominated securities loaned or at least 105% of the value of non-U.S. dollar-denominated securities loaned, marked to market daily. Each security loaned will be secured continuously by collateral in the form of cash, money market instruments or U.S. Government securities with a market value of at least 100% of the market value of the loaned securities. When a ProFund VP lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the reinvestment of the cash collateral. Any cash collateral received by the ProFund VP in connection with these loans may be reinvested in a variety of short-term investments. Any non-cash collateral received by the ProFund VP in connection with these loans may not be sold or pledged by the ProFund VP and, accordingly, is not reflected in the ProFund VP's assets and liabilities. The ProFunds VP may incur fees and expenses in connection with the reinvestment of cash collateral. For security loans collateralized by cash, borrowers may be entitled to receive a fee based on the amount of collateral. The ProFunds VP are typically compensated by the difference between the amount earned on the

402 :: Notes to Financial Statements :: December 31, 2022

reinvestment of cash collateral and any fees paid to the borrower. Although voting and other rights attendant to securities loaned pass to the borrower, such loans may be recalled so that the securities may be voted by the ProFund VP if a material event affecting the ProFund VP's investment in the securities on loan is to occur. Security loans are subject to termination by the ProFund VP or the borrower at any time. No securities loan shall be made on behalf of a ProFund VP if, as a result, the aggregate value of all securities loaned by the particular ProFund VP exceeds one-third of the value of such ProFund VP's total assets (including the value of the collateral received).

Securities lending involves exposure to certain risks, including "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and any fees a ProFund VP has agreed to pay a borrower), operational risk (i.e., the risk of losses resulting from problems in the settlement and the accounting process), legal, counterparty and credit risk. If a securities lending counterparty were to default, a ProFund VP would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a ProFund VP's securities as agreed, the ProFund VP may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a ProFund VP. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market. A ProFund VP could lose money if its short-term reinvestment of the collateral declines in value over the period of the loan. The market value of the loaned securities is determined at the close of each business day of the ProFund VP and any additional required collateral is delivered to the ProFund VP, or excess collateral returned by the ProFund VP, on the next business day.

The following table is a summary of the ProFunds VP securities lending transactions as of December 31, 2022:

	Value of Securities on Loan	Value of Cash Collateral received*
ProFund VP Asia 30	$1,519,998	$3,150,615
ProFund VP Basic Materials	24,568	25,181
ProFund VP Consumer Goods	20,724	21,575
ProFund VP Consumer Services	49,540	50,306
ProFund VP Emerging Markets	664,015	688,163
ProFund VP Europe 30	1,253,165	1,719,599
ProFund VP Financials	79,372	80,438
ProFund VP Industrials	10,466	10,496
ProFund VP Internet	39,071	41,674
ProFund VP Nasdaq-100	331,508	335,947
ProFund VP Oil & Gas	214,904	214,954
ProFund VP Pharmaceuticals	62,064	61,869
ProFund VP Real Estate	12,528	12,832
ProFund VP Semiconductor	14,065	17,802
ProFund VP Small-Cap	58,078	60,681
ProFund VP Small-Cap Growth	71,383	73,457
ProFund VP Small-Cap Value	50,325	52,123
ProFund VP Technology	40,274	44,054
ProFund VP UltraMid-Cap	36,532	37,128
ProFund VP UltraNasdaq-100	321,145	325,444
ProFund VP UltraSmall-Cap	83,074	86,649

*	Collateral received in the form of cash was reinvested in securities shown in the Collateral for Securities Loaned section of the Schedule of Portfolio Investments.

Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date except in the case of depositary receipts, in which case dividends are recorded as soon as such information becomes available. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash, if any, are recorded at the fair value of the securities received. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Gains or losses from class action settlements are recorded when such information becomes known or can be reasonably estimated; for non-recurring class action settlements, this generally occurs with the receipt or payment of cash consistent with the terms of such settlement.

Allocations

Expenses directly attributable to a ProFund VP are charged to that ProFund VP, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliate, are allocated among the respective funds in the Trust and/or affiliate based upon relative net assets or another reasonable basis.

December 31, 2022 :: Notes to Financial Statements :: 403

Distributions to Shareholders

Each of the ProFunds VP (except ProFund Access VP High Yield, ProFund VP Government Money Market, ProFund VP Real Estate, and ProFund VP U.S. Government Plus) intends to declare and distribute net investment income at least annually, if any. ProFund VP Government Money Market and ProFund VP U.S. Government Plus declare dividends from net investment income daily, if any, and pay dividends on a monthly basis. ProFund Access VP High Yield and ProFund VP Real Estate declare and pay dividends from net investment income quarterly, if any. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, distribution reclassification, and equalization), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and mark-to-market on derivative instruments) do not require a reclassification. The ProFunds VP may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.

Federal Income Taxes

Each of the ProFunds VP intends to continue to qualify each year as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFunds VP intend to make timely distributions in order to avoid tax liability. Accordingly, no provision for federal income taxes is required in the financial statements. The ProFunds VP have a calendar tax year end.

Management of the ProFunds VP has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken and the ProFunds VP are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Other

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as "Fees paid indirectly."

Expense Reimbursement from a Third Party

During 2018, certain ProFunds VP received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. The corresponding impacts to the respective ProFund VP's Total Return and Ratios to Average Net Assets in the Financial Highlights are disclosed in a footnote to that ProFund VP's Financial Highlights.

3. Investment Valuation Summary

The valuation techniques employed by the ProFunds VP, described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These valuation techniques distinguish between market participant assumptions developed based on market data obtained from sources independent of the ProFunds VP (observable inputs) and the ProFunds' VP own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The inputs used for valuing the ProFunds' VP investments are summarized in the three broad levels listed below:

•	Level 1–quoted prices in active markets for identical assets
•	Level 2–other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3–significant unobservable inputs (including the ProFunds' VP own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. For example, repurchase agreements are generally valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value measurements may also require additional disclosure when the volume and level of activity for the asset or liability have significantly decreased, as well as when circumstances indicate that a transaction is not orderly. Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end.

Security prices are generally valued at their market value using information provided by a third party pricing service or market quotations or other procedures approved by the Trust's Board of Trustees. The securities in the portfolio of a non-money market ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange or the Nasdaq National Market System ("Nasdaq/NMS"), are valued at the official closing price, if available, or the last sale price, on the exchange or system where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the official closing price, if applicable, on any other exchange or system. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. If there have been no sales for that day on any exchange or system, the security will be valued using fair value procedures in accordance with procedures approved by the Trust's Board of Trustees as described below.

Securities regularly traded in the OTC markets, including securities listed on an exchange, but that are primarily traded OTC other than those traded on the Nasdaq/NMS, are generally valued on

404 :: Notes to Financial Statements :: December 31, 2022

the basis of the mean between the bid and asked quotes furnished by dealers actively trading those instruments. Fixed-income securities are generally valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes for those instruments. Short-term fixed-income securities maturing in sixty days or less, and of sufficient credit quality, may be valued at amortized cost, which approximates market value. For the ProFund VP Government Money Market, investments are valued at amortized cost, in accordance with Rule 2a-7 of the 1940 Act. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Derivatives are generally valued using independent pricing services and/or agreements with counterparties or other procedures approved by the Trust's Board of Trustees. Futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a ProFund VP is determined and are typically categorized as Level 1 in the fair value hierarchy. Swap agreements are generally valued using independent sources and/or agreements with counterparties. Forward currency contracts are valued at their quoted daily prices obtained from an independent pricing service. These valuations are typically categorized as Level 2 in the fair value hierarchy. If there was no sale on that day, fair valuation procedures as described below may be applied.

When the Advisor determines that the market price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of a ProFund VP's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that a ProFund VP could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a ProFund VP may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

For the year ended December 31, 2022, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value, nor were there any transfers in or out of Level 3 investments for the year.

A summary of the valuations as of December 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of equity securities is disclosed on the Schedule of Portfolio Investments for each ProFund VP:

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
ProFund Access VP High Yield
U.S. Treasury Obligation	$—	$—	$8,644,502	$—	$8,644,502	$—
Repurchase Agreements	—	—	7,521,000	—	7,521,000	—
Futures Contracts	—	(4,899)	—	—	—	(4,899)
Credit Default Swap Agreements	—	—	—	511,302	—	511,302
Total	$—	$(4,899)	$16,165,502	$511,302	$16,165,502	$506,403
ProFund VP Asia 30
Common Stocks	$17,611,017	$—	$—	$—	$17,611,017	$—
Repurchase Agreements	—	—	3,000	—	3,000	—
Collateral for Securities Loaned	3,150,615	—	—	—	3,150,615	—
Total	$20,761,632	$—	$3,000	$—	$20,764,632	$—
ProFund VP Banks
Common Stocks	$3,469,777	$—	$—	$—	$3,469,777	$—
Repurchase Agreements	—	—	120,000	—	120,000	—
Swap Agreements	—	—	—	2,216	—	2,216
Total	$3,469,777	$—	$120,000	$2,216	$3,589,777	$2,216
ProFund VP Basic Materials
Common Stocks	$13,449,105	$—	$—	$—	$13,449,105	$—
Repurchase Agreements	—	—	64,000	—	64,000	—
Collateral for Securities Loaned	25,181	—	—	—	25,181	—
Swap Agreements	—	—	—	(3,013)	—	(3,013)
Total	$13,474,286	$—	$64,000	$(3,013)	$13,538,286	$(3,013)

December 31, 2022 :: Notes to Financial Statements :: 405

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
ProFund VP Bear
Repurchase Agreements	$—	$—	$4,139,000	$—	$4,139,000	$—
Futures Contracts	—	10,696	—	—	—	10,696
Swap Agreements	—	—	—	(12,183)	—	(12,183)
Total	$—	$10,696	$4,139,000	$(12,183)	$4,139,000	$(1,487)
ProFund VP Biotechnology
Common Stocks	$43,842,189	$—	$—	$—	$43,842,189	$—
Repurchase Agreements	—	—	1,362,000	—	1,362,000	—
Swap Agreements	—	—	—	(1,533)	—	(1,533)
Total	$43,842,189	$—	$1,362,000	$(1,533)	$45,204,189	$(1,533)
ProFund VP Bull
Common Stocks	$31,881,952	$—	$—	$—	$31,881,952	$—
Repurchase Agreements	—	—	13,655,000	—	13,655,000	—
Futures Contracts	—	(21,045)	—	—	—	(21,045)
Swap Agreements	—	—	—	28,798	—	28,798
Total	$31,881,952	$(21,045)	$13,655,000	$28,798	$45,536,952	$7,753
ProFund VP Consumer Goods
Common Stocks	$11,255,005	$—	$—	$—	$11,255,005	$—
Repurchase Agreements	—	—	122,000	—	122,000	—
Collateral for Securities Loaned	21,575	—	—	—	21,575	—
Swap Agreements	—	—	—	(1,081)	—	(1,081)
Total	$11,276,580	$—	$122,000	$(1,081)	$11,398,580	$(1,081)
ProFund VP Consumer Services
Common Stocks	$15,196,056	$—	$—	$—	$15,196,056	$—
Collateral for Securities Loaned	50,306	—	—	—	50,306	—
Swap Agreements	—	—	—	(4,516)	—	(4,516)
Total	$15,246,362	$—	$—	$(4,516)	$15,246,362	$(4,516)
ProFund VP Dow 30
Repurchase Agreements	$—	$—	$270,000	$—	$270,000	$—
Swap Agreements	—	—	—	(881)	—	(881)
Total	$—	$—	$270,000	$(881)	$270,000	$(881)
ProFund VP Emerging Markets
Common Stocks	$15,759,674	$—	$—	$—	$15,759,674	$—
Preferred Stocks	269,001	—	—	—	269,001	—
Repurchase Agreements	—	—	2,716,000	—	2,716,000	—
Collateral for Securities Loaned	688,163	—	—	—	688,163	—
Swap Agreements	—	—	—	(27,941)	—	(27,941)
Total	$16,716,838	$—	$2,716,000	$(27,941)	$19,432,838	$(27,941)
ProFund VP Europe 30
Common Stocks	$14,429,691	$—	$—	$—	$14,429,691	$—
Collateral for Securities Loaned	1,719,599	—	—	—	1,719,599	—
Total	$16,149,290	$—	$—	$—	$16,149,290	$—
ProFund VP Falling U.S. Dollar
Repurchase Agreements	$—	$—	$502,000	$—	$502,000	$—
Forward Currency Contracts	—	—	—	6,279	—	6,279
Total	$—	$—	$502,000	$6,279	$502,000	$6,279
ProFund VP Financials
Common Stocks	$27,044,938	$—	$—	$—	$27,044,938	$—
Repurchase Agreements	—	—	236,000	—	236,000	—
Collateral for Securities Loaned	80,438	—	—	—	80,438	—
Swap Agreements	—	—	—	1,512	—	1,512
Total	$27,125,376	$—	$236,000	$1,512	$27,361,376	$1,512

406 :: Notes to Financial Statements :: December 31, 2022

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
ProFund VP Government Money Market
U.S. Treasury Obligations	$—	$—	$13,962,252	$—	$13,962,252	$—
Repurchase Agreements	—	—	22,650,000	—	22,650,000	—
Total	$—	$—	$36,612,252	$—	$36,612,252	$—
ProFund VP Health Care
Common Stocks	$42,601,841	$—	$—	$—	$42,601,841	$—
Repurchase Agreements	—	—	473,000	—	473,000	—
Swap Agreements	—	—	—	(516)	—	(516)
Total	$42,601,841	$—	$473,000	$(516)	$43,074,841	$(516)
ProFund VP Industrials
Common Stocks	$13,958,321	$—	$—	$—	$13,958,321	$—
Repurchase Agreements	—	—	312,000	—	312,000	—
Collateral for Securities Loaned	10,496	—	—	—	10,496	—
Swap Agreements	—	—	—	(24)	—	(24)
Total	$13,968,817	$—	$312,000	$(24)	$14,280,817	$(24)
ProFund VP International
Repurchase Agreements	$—	$—	$12,578,000	$—	$12,578,000	$—
Swap Agreements	—	—	—	(84,093)	—	(84,093)
Total	$—	$—	$12,578,000	$(84,093)	$12,578,000	$(84,093)
ProFund VP Internet
Common Stocks	$7,807,806	$—	$—	$—	$7,807,806	$—
Repurchase Agreements	—	—	203,000	—	203,000	—
Collateral for Securities Loaned	41,674	—	—	—	41,674	—
Swap Agreements	—	—	—	1,021	—	1,021
Total	$7,849,480	$—	$203,000	$1,021	$8,052,480	$1,021
ProFund VP Japan
Repurchase Agreements	$—	$—	$7,181,000	$—	$7,181,000	$—
Futures Contracts	—	(458,920)	—	—	—	(458,920)
Swap Agreements	—	—	—	(3,217)	—	(3,217)
Total	$—	$(458,920)	$7,181,000	$(3,217)	$7,181,000	$(462,137)
ProFund VP Large-Cap Growth
Common Stocks	$15,821,728	$—	$—	$—	$15,821,728	$—
Repurchase Agreements	—	—	12,000	—	12,000	—
Total	$15,821,728	$—	$12,000	$—	$15,833,728	$—
ProFund VP Large-Cap Value
Common Stocks	$16,039,900	$—	$—	$—	$16,039,900	$—
Repurchase Agreements	—	—	7,000	—	7,000	—
Total	$16,039,900	$—	$7,000	$—	$16,046,900	$—
ProFund VP Mid-Cap
Repurchase Agreements	$—	$—	$9,950,000	$—	$9,950,000	$—
Futures Contracts	—	(26,508)	—	—	—	(26,508)
Swap Agreements	—	—	—	(17,158)	—	(17,158)
Total	$—	$(26,508)	$9,950,000	$(17,158)	$9,950,000	$(43,666)
ProFund VP Mid-Cap Growth
Common Stocks	$11,957,411	$—	$—	$—	$11,957,411	$—
Total	$11,957,411	$—	$—	$—	$11,957,411	$—
ProFund VP Mid-Cap Value
Common Stocks	$13,192,406	$—	$—	$—	$13,192,406	$—
Total	$13,192,406	$—	$—	$—	$13,192,406	$—

December 31, 2022 :: Notes to Financial Statements :: 407

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
ProFund VP Nasdaq-100
Common Stocks	$56,855,358	$—	$—	$—	$56,855,358	$—
Repurchase Agreements	—	—	8,512,000	—	8,512,000	—
Collateral for Securities Loaned	335,947	—	—	—	335,947	—
Futures Contracts	—	(144,586)	—	—	—	(144,586)
Swap Agreements	—	—	—	75,977	—	75,977
Total	$57,191,305	$(144,586)	$8,512,000	$75,977	$65,703,305	$(68,609)
ProFund VP Oil & Gas
Common Stocks	$61,689,919	$—	$—	$—	$61,689,919	$—
Repurchase Agreements	—	—	1,307,000	—	1,307,000	—
Collateral for Securities Loaned	214,954	—	—	—	214,954	—
Swap Agreements	—	—	—	(1,658)	—	(1,658)
Total	$61,904,873	$—	$1,307,000	$(1,658)	$63,211,873	$(1,658)
ProFund VP Pharmaceuticals
Common Stocks	$13,325,551	$—	$—	$—	$13,325,551	$—
Repurchase Agreements	—	—	9,000	—	9,000	—
Collateral for Securities Loaned	61,869	—	—	—	61,869	—
Swap Agreements	—	—	—	(641)	—	(641)
Total	$13,387,420	$—	$9,000	$(641)	$13,396,420	$(641)
ProFund VP Precious Metals
Repurchase Agreements	$—	$—	$25,646,000	$—	$25,646,000	$—
Swap Agreements	—	—	—	(285,127)	—	(285,127)
Total	$—	$—	$25,646,000	$(285,127)	$25,646,000	$(285,127)
ProFund VP Real Estate
Common Stocks	$5,404,917	$—	$—	$—	$5,404,917	$—
Repurchase Agreements	—	—	88,000	—	88,000	—
Collateral for Securities Loaned	12,832	—	—	—	12,832	—
Swap Agreements	—	—	—	(438)	—	(438)
Total	$5,417,749	$—	$88,000	$(438)	$5,505,749	$(438)
ProFund VP Rising Rates Opportunity
Repurchase Agreements	$—	$—	$14,785,000	$—	$14,785,000	$—
Futures Contracts	—	(198)	—	—	—	(198)
Swap Agreements	—	—	—	1,748,208	—	1,748,208
Total	$—	$(198)	$14,785,000	$1,748,208	$14,785,000	$1,748,010
ProFund VP Semiconductor
Common Stocks	$6,359,592	$—	$—	$—	$6,359,592	$—
Repurchase Agreements	—	—	41,000	—	41,000	—
Collateral for Securities Loaned	17,802	—	—	—	17,802	—
Swap Agreements	—	—	—	(778)	—	(778)
Total	$6,377,394	$—	$41,000	$(778)	$6,418,394	$(778)
ProFund VP Short Dow 30
Repurchase Agreements	$—	$—	$7,000	$—	$7,000	$—
Swap Agreements	—	—	—	21	—	21
Total	$—	$—	$7,000	$21	$7,000	$21
ProFund VP Short Emerging Markets
Repurchase Agreements	$—	$—	$857,000	$—	$857,000	$—
Swap Agreements	—	—	—	8,897	—	8,897
Total	$—	$—	$857,000	$8,897	$857,000	$8,897
ProFund VP Short International
Repurchase Agreements	$—	$—	$2,994,000	$—	$2,994,000	$—
Swap Agreements	—	—	—	17,489	—	17,489
Total	$—	$—	$2,994,000	$17,489	$2,994,000	$17,489

408 :: Notes to Financial Statements :: December 31, 2022

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
ProFund VP Short Mid-Cap
Repurchase Agreements	$—	$—	$90,000	$—	$90,000	$—
Swap Agreements	—	—	—	113	—	113
Total	$—	$—	$90,000	$113	$90,000	$113
ProFund VP Short Nasdaq-100
Repurchase Agreements	$—	$—	$16,684,000	$—	$16,684,000	$—
Futures Contracts	—	36,006	—	—	—	36,006
Swap Agreements	—	—	—	(61,338)	—	(61,338)
Total	$—	$36,006	$16,684,000	$(61,338)	$16,684,000	$(25,332)
ProFund VP Short Small-Cap
Repurchase Agreements	$—	$—	$3,106,000	$—	$3,106,000	$—
Swap Agreements	—	—	—	(26,214)	—	(26,214)
Total	$—	$—	$3,106,000	$(26,214)	$3,106,000	$(26,214)
ProFund VP Small-Cap
Common Stocks	$6,961,884	$—	$—	$—	$6,961,884	$—
Right	—	—	121	—	121	—
Trust*	—	—	—	—	—	—
Repurchase Agreements	—	—	3,267,000	—	3,267,000	—
Collateral for Securities Loaned	60,681	—	—	—	60,681	—
Swap Agreements	—	—	—	15,580	—	15,580
Total	$7,022,565	$—	$3,267,121	$15,580	$10,289,686	$15,580
ProFund VP Small-Cap Growth
Common Stocks	$13,890,319	$—	$—	$—	$13,890,319	$—
Collateral for Securities Loaned	73,457	—	—	—	73,457	—
Total	$13,963,776	$—	$—	$—	$13,963,776	$—
ProFund VP Small-Cap Value
Common Stocks	$18,404,546	$—	$—	$—	$18,404,546	$—
Repurchase Agreements	—	—	42,000	—	42,000	—
Collateral for Securities Loaned	52,123	—	—	—	52,123	—
Total	$18,456,669	$—	$42,000	$—	$18,498,669	$—
ProFund VP Technology
Common Stocks	$24,790,706	$—	$—	$—	$24,790,706	$—
Repurchase Agreements	—	—	60,000	—	60,000	—
Collateral for Securities Loaned	44,054	—	—	—	44,054	—
Swap Agreements	—	—	—	203	—	203
Total	$24,834,760	$—	$60,000	$203	$24,894,760	$203
ProFund VP Telecommunications
Common Stocks	$3,850,540	$—	$—	$—	$3,850,540	$—
Repurchase Agreements	—	—	24,000	—	24,000	—
Swap Agreements	—	—	—	227	—	227
Total	$3,850,540	$—	$24,000	$227	$3,874,540	$227
ProFund VP UltraBull
Common Stocks	$7,690,251	$—	$—	$—	$7,690,251	$—
Repurchase Agreements	—	—	2,270,000	—	2,270,000	—
Futures Contracts	—	(10,709)	—	—	—	(10,709)
Swap Agreements	—	—	—	25,734	—	25,734
Total	$7,690,251	$(10,709)	$2,270,000	$25,734	$9,960,251	$15,025
ProFund VP UltraMid-Cap
Common Stocks	$5,873,213	$—	$—	$—	$5,873,213	$—
Repurchase Agreements	—	—	2,517,000	—	2,517,000	—
Collateral for Securities Loaned	37,128	—	—	—	37,128	—
Futures Contracts	—	(12,559)	—	—	—	(12,559)
Swap Agreements	—	—	—	(29,253)	—	(29,253)
Total	$5,910,341	$(12,559)	$2,517,000	$(29,253)	$8,427,341	$(41,812)

December 31, 2022 :: Notes to Financial Statements :: 409

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
ProFund VP UltraNasdaq-100
Common Stocks	$55,298,405	$—	$—	$—	$55,298,405	$—
Repurchase Agreements	—	—	14,570,000	—	14,570,000	—
Collateral for Securities Loaned	325,444	—	—	—	325,444	—
Futures Contracts	—	(619,729)	—	—	—	(619,729)
Swap Agreements	—	—	—	997,862	—	997,862
Total	$55,623,849	$(619,729)	$14,570,000	$997,862	$70,193,849	$378,133
ProFund VP UltraShort Dow 30
Repurchase Agreements	$—	$—	$4,000	$—	$4,000	$—
Swap Agreements	—	—	—	24	—	24
Total	$—	$—	$4,000	$24	$4,000	$24
ProFund VP UltraShort Nasdaq-100
Repurchase Agreements	$—	$—	$15,265,000	$—	$15,265,000	$—
Swap Agreements	—	—	—	(109,145)	—	(109,145)
Total	$—	$—	$15,265,000	$(109,145)	$15,265,000	$(109,145)
ProFund VP UltraSmall-Cap
Common Stocks	$9,811,119	$—	$—	$—	$9,811,119	$—
Right	—	—	193	—	193	—
Trust*	—	—	—	—	—	—
Repurchase Agreements	—	—	2,525,000	—	2,525,000	—
Collateral for Securities Loaned	86,649	—	—	—	86,649	—
Futures Contracts	—	(40,951)	—	—	—	(40,951)
Swap Agreements	—	—	—	86,057	—	86,057
Total	$9,897,768	$(40,951)	$2,525,193	$86,057	$12,422,961	$45,106
ProFund VP U.S. Government Plus
U.S. Treasury Obligation	$—	$—	$3,754,688	$—	$3,754,688	$—
Repurchase Agreements	—	—	5,399,000	—	5,399,000	—
Futures Contracts	—	(595)	—	—	—	(595)
Swap Agreements	—	—	—	(546,937)	—	(546,937)
Total	$—	$(595)	$9,153,688	$(546,937)	$9,153,688	$(547,532)
ProFund VP Utilities
Common Stocks	$38,070,273	$—	$—	$—	$38,070,273	$—
Repurchase Agreements	—	—	354,000	—	354,000	—
Swap Agreements	—	—	—	(728)	—	(728)
Total	$38,070,273	$—	$354,000	$(728)	$38,424,273	$(728)

^	Other financial instruments include any derivative instruments not reflected in the Schedule of Portfolio Investments as Investment Securities, such as futures contracts, forward currency contracts and swap agreements (including credit default swap agreements). These instruments are generally recorded in the financial statements at the unrealized appreciation/(depreciation) on the investment.
*	Ferroglobe Representation and Warranty Insurance trust was valued at $0 and categorized as Level 2 within the fair value hierarchy.

4. Fees and Transactions with Affiliates and Other Parties

The ProFunds VP have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the ProFunds VP (excluding ProFund VP U.S. Government Plus) each pay the Advisor a fee at an annualized rate of 0.75% of the average daily net assets of each respective ProFund VP. The ProFund VP U.S. Government Plus pays the Advisor a fee at an annualized rate of 0.50% of its average daily net assets.

In addition, subject to the condition that the aggregate daily net assets of the Trust be equal to or greater than $10 billion, the Advisor has agreed to the following fee reductions with respect to each individual ProFund VP: 0.025% of the ProFund VP's daily net assets in excess of $500 million to $1 billion, 0.05% of the ProFund VP's daily net assets in excess of $1 billion to $2 billion, and 0.075% of the ProFund VP's net assets in excess of $2 billion. During the year ended December 31, 2022, no Fund's annual investment advisory fee was subject to such reductions.

Citi Fund Services Ohio, Inc. ("Citi") acts as the Trust's administrator (the "Administrator"). For its services as Administrator, the Trust paid Citi an annual fee based on the Trust's aggregate average net assets at a tier rate ranging from 0.00375% to 0.05%, and a base fee for certain filings. Administration fees also include additional fees paid to Citi by the Trust for additional services provided, including support of the Trust's compliance program.

410 :: Notes to Financial Statements :: December 31, 2022

Citi also acts as fund accounting agent for the Trust. For these services, the Trust pays Citi an annual fee based on the Trust's aggregate average net assets at a tier rate ranging from 0.00375% to 0.03%, a base fee, and reimbursement of certain expenses.

FIS Investor Services LLC ("FIS") acts as transfer agent for the Trust. For these services, the Trust pays FIS a base fee, service charges, fees based on the number of VP Funds, and reimbursement of certain expenses.

ProFunds Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of the Advisor, serves as the Trust's distributor. Under a Distribution and Shareholder Services Plan, adopted by the Trust's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, each ProFund VP may pay financial intermediaries such as broker-dealers, insurance companies and the Distributor up to 0.25%, on an annualized basis, of the average daily net assets as compensation for the distribution-related activities and/or shareholder services.

Distribution Fees were suspended throughout the year ended December 31, 2022 for ProFund VP Government Money Market to maintain a more competitive net yield. If ProFund VP Government Money Market had paid an amount equal to 0.25% of its average daily net assets, the Distribution Fees would have been $93,277 for the year ended December 31, 2022. The Distributor may reinstate all or a portion of the Distribution Fees for ProFund VP Government Money Market at any time.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFunds VP. For these services, each ProFund VP pays the Advisor a fee at the annual rate of 0.10% of its average daily net assets.

The Trust, on behalf of the ProFunds VP, has entered into an administrative services agreement with certain insurance companies, pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. For these services, the ProFunds VP may pay the insurance companies administrative services fees, a monthly/quarterly fee equal on an annual basis of up to 0.35% of their average daily net assets as reflected on the Statement of Operations as "Administrative services fees." Throughout the year ended December 31, 2022, the administrative services fees of ProFund VP Government Money Market were suspended to maintain a more competitive net yield. If ProFund VP Government Money Market had paid an amount equal to the full amount per the administrative services agreements, the administrative services fees would have been $88,795 for the year ended December 31, 2022. All or a portion of the Administrative services fees of ProFund VP Government Money Market may be reinstated at any time.

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Except as noted below with respect to the Trust's Chief Compliance Officer, such Officers and Trustee receive no compensation from the ProFunds VP for serving in their respective roles. The Trust, together with affiliated Trusts, pays each Independent Trustee compensation for their services at an annual rate of $325,000, inclusive of all meetings. During the year ended December 31, 2022, actual Trustee compensation was $975,000 in aggregate from the Trust and affiliated trusts. There are certain employees of the Advisor, such as the Trust's Chief Compliance Officer and staff who administer the Trust's compliance program, in which the ProFunds VP reimburse the Advisor for their related compensation and certain other expenses incurred as reflected on the Statement of Operations as "Compliance services fees."

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the ProFunds VP in order to limit the annual operating expenses (exclusive of brokerage costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, and extraordinary expenses) to an annualized rate of 1.35% of the average daily net assets of ProFund VP Government Money Market, 1.38% of the average daily net assets of ProFund VP U.S. Government Plus and 1.68% of the average daily net assets of each other ProFund VP. These expense limitations remain in effect until at least April 30, 2023.

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the contractual period; however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement. Any amounts recouped by the Advisor during the year are reflected on the Statement of Operations as "Recoupment of prior expenses reduced by the Advisor." As of December 31, 2022, the recoupments that may potentially be made by the ProFunds VP are as follows:

	Expires 4/30/23	Expires 4/30/24	Expires 4/30/25	Expires 4/30/26	Total
ProFund Access VP High Yield	$—	$26,937	$—	$1,837	$28,774
ProFund VP Asia 30	—	—	—	9,910	9,910
ProFund VP Banks	1,693	2,494	—	5,380	9,567
ProFund VP Basic Materials	800	3,206	—	3,540	7,546
ProFund VP Bear	2,686	3,281	—	—	5,967
ProFund VP Bull	—	—	—	12,570	12,570
ProFund VP Consumer Goods	4,224	10,988	536	4,091	19,839
ProFund VP Consumer Services	7,673	15,776	369	2,564	26,382
ProFund VP Emerging Markets	13,518	1,418	—	16,817	31,753
ProFund VP Europe 30	13,387	10,334	—	11,079	34,800
ProFund VP Falling U.S. Dollar	18,517	5,761	4,215	2,342	30,835
ProFund VP Financials	—	3,055	—	9,538	12,593

December 31, 2022 :: Notes to Financial Statements :: 411

	Expires 4/30/23	Expires 4/30/24	Expires 4/30/25	Expires 4/30/26	Total
ProFund VP Health Care	$15,276	$24,319	$—	$2,502	$42,097
ProFund VP Industrials	3,818	8,851	390	1,782	14,841
ProFund VP International	—	—	—	3,595	3,595
ProFund VP Internet	—	—	—	1,460	1,460
ProFund VP Japan	—	4,408	—	—	4,408
ProFund VP Large-Cap Growth	12,749	17,250	1,329	7,149	38,477
ProFund VP Large-Cap Value	11,285	13,431	2,302	6,112	33,130
ProFund VP Mid-Cap	—	—	—	3,478	3,478
ProFund VP Mid-Cap Growth	10,197	17,143	7,817	7,960	43,117
ProFund VP Mid-Cap Value	12,202	11,427	3,158	6,409	33,196
ProFund VP Nasdaq-100	14,125	56,024	—	32,950	103,099
ProFund VP Oil & Gas	—	13,096	—	10,595	23,691
ProFund VP Pharmaceuticals	—	3,392	—	3,302	6,694
ProFund VP Precious Metals	—	18,138	—	8,451	26,589
ProFund VP Real Estate	5,955	7,742	268	1,382	15,347
ProFund VP Semiconductor	—	—	—	1,279	1,279
ProFund VP Short Dow 30	—	30	—	3	33
ProFund VP Short Emerging Markets	—	—	—	344	344
ProFund VP Short International	—	—	—	217	217
ProFund VP Short Mid-Cap	—	193	—	64	257
ProFund VP Short Nasdaq-100	4,396	—	—	4,350	8,746
ProFund VP Short Small-Cap	917	2,179	82	1,944	5,122
ProFund VP Small-Cap	4,240	14,995	1,008	13,219	33,462
ProFund VP Small-Cap Growth	9,699	8,803	140	—	18,642
ProFund VP Small-Cap Value	2,409	14,210	—	1,059	17,678
ProFund VP Telecommunications	2,261	4,957	329	1,881	9,428
ProFund VP UltraMid-Cap	8,112	10,517	773	1,446	20,848
ProFund VP UltraNasdaq-100	85,731	95,642	6,645	87,803	275,821
ProFund VP UltraShort Nasdaq-100	626	—	534	3,860	5,020
ProFund VP UltraSmall-Cap	7,809	31,072	6,878	20,541	66,300
ProFund VP U.S. Government Plus	7,216	26,056	—	3,222	36,494
ProFund VP Utilities	13,574	21,102	511	10,036	45,223

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of ProFund VP Government Money Market through April 30, 2023 to the extent necessary to maintain a certain minimum net yield as determined by the Advisor.

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the minimum yield limit period in which they were taken. Such recoupments shall be made monthly, but only to the extent that such recoupments would not cause the ProFund VP Government Money Market's net yield to fall below the highest previously determined minimum yield, and such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement. Any amounts recouped by the Advisor during the year are reflected on the Statement of Operations as "Recoupment of prior expenses reduced by the Advisor." As of December 31, 2022, the recoupments that may potentially be made by ProFund VP Government Money Market are as follows:

	Expires 4/30/23	Expires 4/30/24	Expires 4/30/25	Expires 4/30/26	Total
ProFund VP Government Money Market	$201,617	$520,249	$437,473	$28,512	$1,187,851

In addition, the Advisor has agreed to voluntarily waive advisory and management services fees, and if necessary, reimburse certain other expenses of ProFund VP Government Money Market to the extent necessary to limit the annual operating expenses (exclusive of brokerage costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, and extraordinary expenses) to an annualized rate of 0.90% of the average daily net assets of ProFund VP Government Money Market (exclusive of the amounts contractually waived to support a minimum net yield). During the year ended December 31, 2022, the advisor voluntarily waived $97,596 (in addition to the $151,423 of contractual waivers to support a minimum net yield). This voluntary waiver may be changed or terminated at any time without notice. Amounts waived voluntarily are not subject to recoupment at a future date, and no contractual waivers will be recouped in the ProFund VP Government Money Market while the Advisor continues to voluntarily waive expenses.

412 :: Notes to Financial Statements :: December 31, 2022

5. Securities Transactions

The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2022 were as follows:

	Purchases	Sales
ProFund VP Asia 30	$36,514,881	$35,220,568
ProFund VP Banks	49,061,184	46,897,429
ProFund VP Basic Materials	10,027,537	11,089,996
ProFund VP Biotechnology	14,145,864	26,386,259
ProFund VP Bull	75,223,332	89,585,792
ProFund VP Consumer Goods	13,711,596	23,919,830
ProFund VP Consumer Services	3,798,615	10,681,990
ProFund VP Emerging Markets	9,825,724	8,880,706
ProFund VP Europe 30	20,105,558	21,014,056
ProFund VP Financials	4,553,490	12,782,510
ProFund VP Health Care	13,482,464	20,444,311
ProFund VP Industrials	10,043,875	14,241,528
ProFund VP Internet	3,093,693	6,889,808
ProFund VP Large-Cap Growth	29,002,403	40,852,833
ProFund VP Large-Cap Value	36,030,632	36,084,161
ProFund VP Mid-Cap Growth	13,389,190	17,964,936
ProFund VP Mid-Cap Value	25,523,089	28,988,863
ProFund VP Nasdaq-100	6,248,622	34,988,899
ProFund VP Oil & Gas	39,150,416	26,003,245
ProFund VP Pharmaceuticals	8,926,772	10,878,155
ProFund VP Real Estate	6,789,392	11,425,320
ProFund VP Semiconductor	30,461,300	34,495,697
ProFund VP Small-Cap	955,585	2,223,549
ProFund VP Small-Cap Growth	12,751,836	18,816,364
ProFund VP Small-Cap Value	23,428,062	28,645,634
ProFund VP Technology	60,633,938	68,438,415
ProFund VP Telecommunications	2,858,413	4,842,802
ProFund VP UltraBull	2,895,805	8,304,257
ProFund VP UltraMid-Cap	3,277,634	9,152,040
ProFund VP UltraNasdaq-100	23,231,322	101,364,028
ProFund VP UltraSmall-Cap	5,666,050	7,509,878
ProFund VP Utilities	16,149,820	10,813,366

The cost of U.S. government security purchases and the proceeds from the sale of U.S. government securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2022 were as follows:

	Purchases	Sales
ProFund Access VP High Yield	$102,379,666	$99,529,633
ProFund VP U.S. Government Plus	20,818,019	22,070,756

6. Investment Risks

Some risks apply to all ProFunds VP, while others are specific to the investment strategy of certain ProFunds VP. Each ProFund VP may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the ProFunds VP. The risks are presented in an order intended to facilitate readability, and their order does not imply that the realization of one risk is likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Risks Associated with the Use of Derivatives

Certain ProFunds VP may obtain investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the ProFund VP to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives (e.g., securities in the Index). These risks include counterparty risk, liquidity risk and increased correlation risk. When the ProFund VP uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., securities in the Index) and the derivative, which may prevent the ProFund VP from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the ProFund VP to losses in excess of those amounts initially invested.

Certain ProFunds VP may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the ProFund VP invests in swaps that use an ETF as the reference asset, the ProFund VP may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the ProFund VP only used swaps on the Index.

December 31, 2022 :: Notes to Financial Statements :: 413

Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in a ProFund VP's net assets, the terms of a swap agreement between the ProFund VP and its counterparty may permit the counterparty to immediately close out the transaction with the ProFund VP. In that event, the ProFund VP may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the ProFund VP's investment objective. This, in turn, may prevent the ProFund VP from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the ProFund VP may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the ProFund VP's return.

Compounding Risk

Certain ProFunds VP are "geared" funds ("Geared Funds") in the sense that the ProFund VP has an investment objective to match a multiple, the inverse, or an inverse multiple of the performance of a benchmark on a single day, not for any other period. A "single day" is measured from the time a ProFund VP calculates its net asset value ("NAV") to the time of the ProFund VP's next NAV calculation. These Geared Funds are subject to all of the correlation risks described below. In addition, because these ProFunds VP have a single day investment objective, for periods greater than one day, the effect of compounding may cause the performance of a ProFund VP to vary from the benchmark performance (or the inverse of the benchmark performance) times the stated multiple in the ProFund VP objective, as applicable, before accounting for fees and ProFund VP expenses. As explained in greater detail in their Prospectuses, as a result of compounding, Geared Funds are unlikely to provide a simple multiple (e.g. -1x, 2x, or -2x) of a benchmark's return over periods longer than a single day.

Leverage Risk

Certain ProFunds VP utilize leverage (i.e., obtain investment exposure in excess of their assets) in seeking to achieve their investment objective and will lose more money in market environments adverse to their daily objective than similar funds that do not employ leverage.

Because the ProFunds VP that utilize leverage include either multipliers of 2x or 1.25x (or sometimes the inverse thereof), a single day adverse price movement of more than 50% or 80%, respectively, in a relevant benchmark, could result in the total loss of an investor's investment.

Active Investor Risk

Each ProFund VP permits short-term trading of its securities. In addition, the Advisor expects a significant portion of the assets invested in a ProFund VP to come from professional money managers and investors who use the ProFund VP as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover, and may result in additional costs for the ProFund VP. In addition, large movements of assets into and out of the ProFund VP may have a negative impact on the ProFund VP's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in the ProFund VP's prospectus.

Active Management Risk

ProFund Access VP High Yield Fund is actively managed, and its performance reflects the investment decisions that the Advisor makes for the ProFund. The Advisor's judgements about the ProFund VP's investments may prove to be incorrect. If the investments selected and strategies employed by the ProFund VP fail to produce the intended results, the ProFund VP could underperform or have negative returns as compared to other funds with a similar investment objective and/or strategies.

Concentration Risk

Certain non-money market ProFunds VP may be subject to concentration risk. Concentration risk results from maintaining concentrated exposure to certain types of issuers, industries, market sectors, countries or geographical regions. A ProFund VP that concentrates its investments will be more susceptible to risks associated with that concentration. With respect to the Sector ProFunds VP, a ProFund VP may have significant exposure to an individual industry that constitutes a significant portion of that ProFund VP's benchmark. Such a ProFund VP will be more susceptible to the risks associated with that specific industry, which may be different from the risks generally associated with other benchmarks. Each ProFund VP will concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark, up to the extent permitted by applicable regulatory guidance. Additionally, certain ProFunds VP that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. These ProFunds VP may be more volatile than a more geographically diversified ProFund VP. The Schedule of Portfolio Investments includes information on each ProFund VP's holdings, including industry and/or geographical composition, as relevant.

Correlation Risk

There is no guarantee that a ProFund VP will achieve a high degree of correlation with its benchmark. Failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective, and the percentage change of the ProFund VP's NAV each day may differ, perhaps significantly, from the percentage change of the ProFund VP's benchmark on such day. This may be due, among other reasons, to the impact of a limited trading market in the underlying component securities on the calculation of the benchmark.

In order to achieve a high degree of correlation with the Index, a ProFund VP seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the ProFund VP from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions, market volatility and other factors will adversely affect the ProFund VP's ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index's movements. Because of this, it is unlikely that the ProFund VP will have perfect

414 :: Notes to Financial Statements :: December 31, 2022

leveraged exposure at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index level is volatile at or near the close of the trading day.

A number of other factors may adversely affect a ProFund VP's correlation with its benchmark, including material over- or underexposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a ProFund VP invests. A ProFund VP may not have investment exposure to all securities in its benchmark, or its weighting of investment exposure to stocks or industries may be different from that of the benchmark. In addition, a ProFund VP may invest in securities not included in the benchmark or in financial instruments. Each ProFund VP may take or refrain from taking positions in order to improve tax efficiency or comply with regulatory restrictions, either of which may negatively affect the ProFund VP's correlation with its benchmark. A ProFund VP may also be subject to large movements of assets into and out of the ProFund VP, potentially resulting in the ProFund VP being over- or underexposed to its benchmark, and may be impacted by index reconstitutions and index rebalancing events. Additionally, a ProFund VP's underlying holdings or reference assets may trade on markets that may or may not be open on the same day as the ProFund VP. Each ProFund VP (other than the Classic ProFunds VP, the Sector ProFunds VP, ProFund VP Falling U.S. Dollar and ProFund VP Government Money Market) seeks to rebalance its portfolio daily to keep its leveraged, inverse or inverse leveraged exposure to the benchmark consistent with its investment objective. Any of these factors could decrease correlation between the performance of a ProFund VP and may hinder a ProFund VP's ability to meet its investment objective on or around that day.

Credit Default Swaps (CDS) Risk

While the Profund Access VP High Yield will normally be a net "seller" of CDS, at times the ProFund Access VP High Yield may be a net "buyer" of CDS. When the ProFund VP is a seller of credit protection, upon the occurrence of a credit event, the counterparty to the ProFund VP will have an obligation to pay the full notional value of a defaulted reference entity less recovery value. When the ProFund VP is a buyer of credit protection, upon the occurrence of a credit event, the counterparty to the ProFund VP will have an obligation to pay the full notional value of a defaulted reference entity less recovery value. Recovery values for CDS are generally determined via an auction process to determine the final price for a given reference entity. Although, the ProFund VP intends, as practicable, to obtain exposure through centrally cleared CDS, an active market may not exist for any of the CDS in which the ProFund VP invests or in the reference entities subject to the CDS. As a result, the ProFund VP's ability to maximize returns or minimize losses on such CDS may be impaired. Other risks of CDS include difficulty in valuation due to the lack of pricing transparency and the risk that changes in the value of the CDS do not reflect changes in the credit quality of the underlying reference entities or may otherwise perform differently than expected given market conditions. Because the ProFund VP may use a single counterparty or a small number of counterparties, certain CDS involve many reference entities and there are no limitations on the notional amount established for the CDS. As a result, counterparty risk may be amplified.

Counterparty Risk

A ProFund VP that will invest in financial instruments involving third parties (i.e., counterparties) is subject to counterparty risk. The use of financial instruments, such as swap agreements or futures contracts, involves risks that are different from those associated with ordinary portfolio securities transactions. Certain ProFunds VP will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount they expect to receive from counterparties to financial instruments and repurchase agreements entered into by the ProFunds VP. Each ProFund VP generally structures the agreement such that either party can terminate the contract without penalty prior to the termination date. A ProFund VP may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of an investment in each ProFund VP may decline. A ProFund VP may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a ProFund VP may obtain only limited recovery or may obtain no recovery in such circumstances.

The ProFunds VP typically enter into transactions with counterparties whose credit rating at the time of the transaction is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by the Advisor to be of comparable quality. These are usually major, global financial institutions. Although the counterparty to an exchange-traded futures contract is often backed by a futures commission merchant ("FCM") or clearing organization that is further backed by a group of financial institutions, there may be instances in which the FCM or the clearing organization could fail to perform its obligations, causing significant losses to the ProFund VP. For example, a ProFund VP could lose margin payments it has deposited with a clearing organization as well as gains owed but not paid to the ProFund VP if the clearing organization becomes insolvent or otherwise fails to perform its obligations.

Under current CFTC regulations, a FCM maintains customers' assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM's bankruptcy. In that event, in the case of futures, the FCM's customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM's customers. In the case of cleared swaps, customers of a FCM in bankruptcy are entitled to recover assets specifically attributable to them pursuant to new CFTC regulations, but may nevertheless risk loss of some or all of their assets due to accounting or operational issues or due to legal risk in connection with the application of bankruptcy law to cleared swaps.

Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus

December 31, 2022 :: Notes to Financial Statements :: 415

(COVID-19)), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such as natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the ProFund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the ProFund may have difficulty achieving its investment objective which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the ProFund's investment advisor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the ProFund's investments. These factors can cause substantial market volatility, exchange trading suspensions and closures and can impact the ability of the ProFund to complete redemptions and otherwise affect ProFund performance and ProFund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on the ProFund's performance, resulting in losses to your investment.

Risk that Current Assumptions and Expectations Could Become Outdated As a Result of Global Economic Shocks

The onset of the novel coronavirus (COVID-19) has caused significant shocks to global financial markets and economies, with many governments taking extreme actions to slow and contain the spread of COVID-19 (including any variants). These actions have had, and likely will continue to have, a severe economic impact on global economies as economic activity in some instances has essentially ceased. The global economic shocks being experienced as of the date hereof may cause the underlying assumptions and expectations of the ProFund to quickly become outdated or inaccurate, resulting in significant losses. Additionally, other public health issues, war, military conflicts, sanctions, acts of terrorism, sustained elevated inflation, supply chain issues or other events could have a significant negative impact on global financial markets and economies. Russia's recent military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the ProFund's investments, even beyond any direct exposure the ProFund may have to the region or to adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. How long such tensions and related events will last cannot be predicted. These tensions and any related events could have significant impact on the ProFund performance and the value of an investment in the ProFund.

Debt Instruments Risk

The ProFunds VP may invest in, or seek exposure to, debt instruments. Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the fixed income market. Additionally, the credit quality of the issuer of a debt instrument (including the risk of a potential default) can also affect the price of a debt instrument. The perceived or actual inability of issuers, guarantors, or liquidity providers of debt instruments to make scheduled interest payments can negatively impact the performance of the ProFund VP. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors.

Typically, the price of outstanding debt instruments falls when interest rates rise. Without taking into account other factors, the prices of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those of debt instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as a ProFund VP may be required to reinvest the proceeds received at lower interest rates. These factors may cause the value of an investment in the ProFund VP to change. Also, the securities of certain U.S. government agencies, authorities or instrumentalities are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to more credit risk than those issued by and guaranteed as to principal and interest by the U.S. government. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets. Certain ProFunds VP are inversely correlated to bond prices and will typically respond differently to the above factors than would a ProFund VP positively correlated to bond prices.

High Yield Risk

Investment in or exposure to high yield (lower rated) debt instruments (also known as "junk bonds") may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High

416 :: Notes to Financial Statements :: December 31, 2022

yield debt instruments are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). Less active markets may diminish a ProFund VP's ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the ProFund VP would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a security is in default with respect to interest or principal payments, the issuer's security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect a ProFund VP's performance.

Index Performance Risk

Certain ProFunds VP linked to an index will be subject to index performance risk. There is no guarantee or assurance that the methodology used by the third-party provider to create the Index will result in the ProFund VP achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index may underperform, and the ProFund VP could lose value, while other indices or measures of market performance increase in value.

Financing Rates Associated with Derivatives

The performance of ProFunds VP that use derivatives was impacted by the related financing costs. Financial instruments such as futures contracts carry implied financing costs. Forward and swap financing rates are negotiated between the ProFunds VP and their counterparties, and are set at the Fed Funds rate ("FEDL01") plus or minus a negotiated spread. The Fed Funds rate appreciated from 0.05% to 4.50% during the fiscal year. Each ProFund VP with long exposure via derivatives was generally negatively affected by financing rates. Conversely, most ProFunds VP with short/inverse derivative exposure generally benefited from financing rates.

Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a ProFund VP invests, the ProFunds VP might not be able to acquire or dispose of certain holdings quickly or at prices that represent true fair value in the judgment of the Advisor. Markets for the securities or financial instruments in which a ProFund VP invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent a ProFund VP from limiting losses, realizing gains, or from achieving a high correlation (or inverse correlation) with its underlying benchmark.

7. Federal Income Tax Information

The tax character of distributions paid to shareholders during the tax years ended, as noted below, were as follows:

	Year Ended December 31, 2022				Year Ended December 31, 2021
	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Gains	Tax Return of Capital	Total Distributions Paid	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Gains	Tax Return of Capital	Total Distributions Paid
ProFund Access VP High Yield	$595,085	$—	$—	$595,085	$490,299	$—	$—	$490,299
ProFund VP Asia 30	95,017	2,232,606	—	2,327,623	177,657	4,210,725	—	4,388,382
ProFund VP Banks	49,018	—	—	49,018	82,428	—	—	82,428
ProFund VP Basic Materials	138,448	53,432	—	191,880	254,694	295,399	—	550,093
ProFund VP Bear	—	—	—	—	20,517	1,179	—	21,696
ProFund VP Biotechnology	197,061	8,620,057	—	8,817,118	384,376	—	—	384,376
ProFund VP Bull	4,194,088	1,291,627	—	5,485,715	1,730,614	2,971,176	—	4,701,790
ProFund VP Consumer Goods	488,033	48,178	—	536,211	297,851	765,184	—	1,063,035
ProFund VP Consumer Services	60,825	139,786	—	200,611	930,394	1,515,195	—	2,445,589
ProFund VP Dow 30	44,674	—	—	44,674	55,117	—	—	55,117
ProFund VP Emerging Markets	110,840	—	—	110,840	—	—	—	—
ProFund VP Europe 30	816,976	138,048	—	955,024	163,002	—	—	163,002
ProFund VP Falling U.S. Dollar	—	—	—	—	1,014	14,881	—	15,895
ProFund VP Financials	265,645	116,404	—	382,049	363,519	2,335,855	—	2,699,374
ProFund VP Government Money Market	375,075	—	—	375,075	5,562	—	—	5,562
ProFund VP Health Care	364,507	2,227,197	—	2,591,704	499,530	3,738,461	—	4,237,991
ProFund VP Industrials	74,737	115,158	—	189,895	40,631	1,131,548	—	1,172,179
ProFund VP International	461,505	—	—	461,505	—	—	—	—
ProFund VP Internet	—	3,971,476	—	3,971,476	769,852	2,812,110	—	3,581,962
ProFund VP Japan	60,553	296,292	—	356,845	387,547	718,980	—	1,106,527
ProFund VP Large-Cap Growth	120,408	3,618,565	—	3,738,973	670,296	3,262,142	—	3,932,438

December 31, 2022 :: Notes to Financial Statements :: 417

	Year Ended December 31, 2022				Year Ended December 31, 2021
	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Gains	Tax Return of Capital	Total Distributions Paid	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Gains	Tax Return of Capital	Total Distributions Paid
ProFund VP Large-Cap Value	$72,492	$201,284	$—	$273,776	$149,393	$—	$—	$149,393
ProFund VP Mid-Cap	2,138,942	292,514	—	2,431,456	607,067	—	—	607,067
ProFund VP Mid-Cap Growth	455,295	2,534,042	—	2,989,337	270,436	1,446,994	—	1,717,430
ProFund VP Mid-Cap Value	700,703	1,426,381	—	2,127,084	54,454	—	—	54,454
ProFund VP Nasdaq-100	9,788,260	10,171,071	—	19,959,331	13,205,051	5,754,779	—	18,959,830
ProFund VP Oil & Gas	658,231	—	—	658,231	528,770	—	—	528,770
ProFund VP Pharmaceuticals	181,043	670,360	—	851,403	236,561	—	—	236,561
ProFund VP Real Estate	440,861	162,329	—	603,190	3,298	—	—	3,298
ProFund VP Semiconductor	671,419	26,089	—	697,508	743,390	312,175	—	1,055,565
ProFund VP Short Emerging Markets	13,998	—	—	13,998	—	—	—	—
ProFund VP Short Mid-Cap	—	—	—	—	139,495	—	—	139,495
ProFund VP Short Nasdaq-100	—	—	—	—	148,179	76,706	—	224,885
ProFund VP Small-Cap	1,044,374	490,095	—	1,534,469	492,926	274,681	—	767,607
ProFund VP Small-Cap Growth	552,099	1,989,453	—	2,541,552	481,395	1,270,548	—	1,751,943
ProFund VP Small-Cap Value	1,850,348	1,973,977	—	3,824,325	29,211	—	—	29,211
ProFund VP Technology	1,317,218	5,172,582	—	6,489,800	1,784,842	1,809,709	—	3,594,551
ProFund VP Telecommunications	103,492	—	—	103,492	81,611	—	—	81,611
ProFund VP UltraBull	2,078,580	948,359	—	3,026,939	—	—	—	—
ProFund VP UltraMid-Cap	3,468,388	589,136	—	4,057,524	—	—	—	—
ProFund VP UltraNasdaq-100	72,449,015	1,258,151	—	73,707,166	49,379,390	6,317,292	—	55,696,682
ProFund VP UltraShort Dow 30	—	—	—	—	109,160	—	—	109,160
ProFund VP UltraShort Nasdaq-100	—	—	—	—	2,439,139	—	—	2,439,139
ProFund VP UltraSmall-Cap	2,923,886	639,688	—	3,563,574	2,071,442	182,370	—	2,253,812
ProFund VP U.S. Government Plus	—	—	—	—	2,851,086	—	—	2,851,086
ProFund VP Utilities	391,040	426,398	—	817,438	492,932	—	—	492,932

As of the latest tax year ended December 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
ProFund Access VP High Yield	$455,481	$—	$—	$(5,018,078)	$(102,720)	$(4,665,317)
ProFund VP Asia 30	17,533	669,692	—	—	(1,353,643)	(666,418)
ProFund VP Banks	65,310	—	—	(5,494,613)	352,746	(5,076,557)
ProFund VP Basic Materials	72,950	—	—	(779,497)	6,520,287	5,813,740
ProFund VP Bear	7,959	—	—	(22,522,623)	(12,183)	(22,526,847)
ProFund VP Biotechnology	—	6,518,064	—	—	21,806,602	28,324,666
ProFund VP Bull	—	8,733,934	—	—	18,879,131	27,613,065
ProFund VP Consumer Goods	343,272	1,462,883	—	—	7,024,124	8,830,279
ProFund VP Consumer Services	—	1,013,991	—	—	5,271,705	6,285,696
ProFund VP Dow 30	129	—	—	(1,674,077)	(881)	(1,674,829)
ProFund VP Emerging Markets	422,942	—	—	(8,203,731)	3,855,137	(3,925,652)
ProFund VP Europe 30	314,873	—	—	(1,113,907)	654,020	(145,014)
ProFund VP Falling U.S. Dollar	—	—	—	(384,262)	—	(384,262)
ProFund VP Financials	122,130	1,062,731	—	—	13,313,317	14,498,178
ProFund VP Government Money Market	—	—	—	(36,237)	—	(36,237)
ProFund VP Health Care	—	4,450,780	—	—	30,015,599	34,466,379
ProFund VP Industrials	—	1,349,719	—	—	7,505,557	8,855,276
ProFund VP International	—	—	—	(3,206,923)	(84,093)	(3,291,016)
ProFund VP Internet	—	1,717,154	—	—	766,054	2,483,208
ProFund VP Japan	—	—	—	(849,238)	(3,217)	(852,455)
ProFund VP Large-Cap Growth	—	3,728,771	—	—	6,247,558	9,976,329
ProFund VP Large-Cap Value	87,123	1,233,161	—	—	1,413,577	2,733,861
ProFund VP Mid-Cap	—	—	—	(2,679,496)	(17,158)	(2,696,654)
ProFund VP Mid-Cap Growth	—	78,944	—	—	1,852,200	1,931,144
ProFund VP Mid-Cap Value	40,616	688,633	—	—	57,924	787,173
ProFund VP Nasdaq-100	—	620,920	—	—	39,088,377	39,709,297

418 :: Notes to Financial Statements :: December 31, 2022

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
ProFund VP Oil & Gas	$1,187,916	$—	$—	$(1,273,114)	$29,534,511	$29,449,313
ProFund VP Pharmaceuticals	61,386	228,206	—	—	3,193,648	3,483,240
ProFund VP Precious Metals	—	—	—	(64,729,738)	(285,127)	(65,014,865)
ProFund VP Real Estate	27,181	1,185,808	—	—	2,732,684	3,945,673
ProFund VP Rising Rates Opportunity	16,031	—	—	(24,690,424)	1,748,208	(22,926,185)
ProFund VP Semiconductor	—	397,741	—	—	4,101,692	4,499,433
ProFund VP Short Dow 30	—	—	—	(119,038)	21	(119,017)
ProFund VP Short Emerging Markets	4,339	—	—	(2,616,989)	8,897	(2,603,753)
ProFund VP Short International	13,615	—	—	(2,392,971)	17,489	(2,361,867)
ProFund VP Short Mid-Cap	1,059	—	—	(2,593,526)	113	(2,592,354)
ProFund VP Short Nasdaq-100	—	5,864	—	(15,125,024)	(61,338)	(15,180,498)
ProFund VP Short Small-Cap	131,293	11,997	—	(5,873,280)	(26,214)	(5,756,204)
ProFund VP Small-Cap	—	—	—	(911,647)	773,147	(138,500)
ProFund VP Small-Cap Growth	—	431,756	—	—	2,599,422	3,031,178
ProFund VP Small-Cap Value	33,704	777,468	—	—	(1,473,875)	(662,703)
ProFund VP Technology	—	5,510,717	—	—	18,388,141	23,898,858
ProFund VP Telecommunications	58,848	—	—	(889,766)	91,121	(739,797)
ProFund VP UltraBull	—	—	—	(17,550,866)	5,139,488	(12,411,378)
ProFund VP UltraMid-Cap	—	—	—	(2,274,867)	1,776,838	(498,029)
ProFund VP UltraNasdaq-100	—	—	—	(87,833,413)	38,876,118	(48,957,295)
ProFund VP UltraShort Dow 30	6	—	—	(968,655)	24	(968,625)
ProFund VP UltraShort Nasdaq-100	—	—	—	(5,412,029)	(109,145)	(5,521,174)
ProFund VP UltraSmall-Cap	—	—	—	(9,118,483)	1,236,916	(7,881,567)
ProFund VP U.S. Government Plus	79,921	—	—	(7,392,894)	(543,910)	(7,856,883)
ProFund VP Utilities	416,841	—	—	(544,061)	16,345,218	16,217,998

As of the latest tax year ended December 31, 2022, the following ProFunds VP have net capital loss carryforwards ("CLCFs") as summarized in the tables below.

	No Expiration Date
ProFund Access VP High Yield	$5,018,078	*
ProFund VP Banks	5,494,612	*
ProFund VP Basic Materials	779,496
ProFund VP Bear	22,522,623	*
ProFund VP Dow 30	1,674,077	*
ProFund VP Emerging Markets	8,203,731	*
ProFund VP Europe 30	1,113,907
ProFund VP Falling U.S. Dollar	384,262	*
ProFund VP Government Money Market	36,237
ProFund VP International	3,206,923	*
ProFund VP Japan	849,238	*
ProFund VP Mid-Cap	2,679,496
ProFund VP Oil & Gas	1,273,114
ProFund VP Precious Metals	64,729,738
ProFund VP Rising Rates Opportunity	24,690,424	*
ProFund VP Short Dow 30	119,038	*
ProFund VP Short Emerging Markets	2,616,989	*
ProFund VP Short International	2,392,971	*
ProFund VP Short Mid-Cap	2,593,526	*
ProFund VP Short Nasdaq-100	15,125,024	*
ProFund VP Short Small-Cap	5,873,280	*
ProFund VP Small-Cap	911,647
ProFund VP Telecommunications	889,766
ProFund VP UltraBull	17,550,866	*
ProFund VP UltraMid-Cap	2,274,867
ProFund VP UltraNasdaq-100	87,833,413
ProFund VP UltraShort Dow 30	968,655	*
ProFund VP UltraShort Nasdaq-100	5,412,029	*
ProFund VP UltraSmall-Cap	9,118,483
ProFund VP U.S. Government Plus	7,392,894
ProFund VP Utilities	544,061

*  All or a portion are limited as a result of changes in the ProFund VP ownership during the year and in prior years.

December 31, 2022 :: Notes to Financial Statements :: 419

Unused limitations accumulate and increase limited CLCFs available for use in offsetting net capital gains. The tax character of current year distribution paid and the tax basis of the current components of accumulated earnings (deficit) and any CLCFs will be determined at the end of the current tax year. The Board does not intend to authorize a distribution of any realized gain for a ProFund VP until any applicable CLCF has been offset or expires.

As of December 31, 2022, the cost, gross unrealized appreciation and gross unrealized depreciation on investment securities and derivatives, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
ProFund Access VP High Yield	$16,774,625	$—	$(102,720)	$(102,720)
ProFund VP Asia 30	22,118,275	5,212,263	(6,565,906)	(1,353,643)
ProFund VP Banks	3,239,247	2,707,240	(2,354,494)	352,746
ProFund VP Basic Materials	7,014,986	8,540,983	(2,020,696)	6,520,287
ProFund VP Bear	4,149,696	—	(12,183)	(12,183)
ProFund VP Biotechnology	23,396,054	27,344,901	(5,538,299)	21,806,602
ProFund VP Bull	26,665,574	22,216,941	(3,337,810)	18,879,131
ProFund VP Consumer Goods	4,373,375	8,270,516	(1,246,392)	7,024,124
ProFund VP Consumer Services	9,970,141	7,013,233	(1,741,528)	5,271,705
ProFund VP Dow 30	270,000	—	(881)	(881)
ProFund VP Emerging Markets	15,549,760	6,396,665	(2,541,528)	3,855,137
ProFund VP Europe 30	15,495,270	4,848,104	(4,194,084)	654,020
ProFund VP Falling U.S. Dollar	508,279	—	—	—
ProFund VP Financials	14,049,565	19,974,158	(6,660,841)	13,313,317
ProFund VP Government Money Market	36,612,252	—	—	—
ProFund VP Health Care	13,058,726	32,990,751	(2,975,152)	30,015,599
ProFund VP Industrials	6,775,236	8,672,872	(1,167,315)	7,505,557
ProFund VP International	12,578,000	—	(84,093)	(84,093)
ProFund VP Internet	7,287,447	3,681,010	(2,914,956)	766,054
ProFund VP Japan	6,722,080	—	(3,217)	(3,217)
ProFund VP Large-Cap Growth	9,586,170	6,988,838	(741,280)	6,247,558
ProFund VP Large-Cap Value	14,633,323	3,741,404	(2,327,827)	1,413,577
ProFund VP Mid-Cap	9,923,491	—	(17,158)	(17,158)
ProFund VP Mid-Cap Growth	10,105,211	2,685,700	(833,500)	1,852,200
ProFund VP Mid-Cap Value	13,134,482	2,207,235	(2,149,311)	57,924
ProFund VP Nasdaq-100	26,546,319	41,869,129	(2,780,752)	39,088,377
ProFund VP Oil & Gas	33,675,704	36,552,276	(7,017,765)	29,534,511
ProFund VP Pharmaceuticals	10,202,131	4,902,711	(1,709,063)	3,193,648
ProFund VP Precious Metals	25,646,000	—	(285,127)	(285,127)
ProFund VP Real Estate	2,772,627	3,441,876	(709,192)	2,732,684
ProFund VP Rising Rates Opportunity	14,784,802	1,748,208	—	1,748,208
ProFund VP Semiconductor	2,315,924	5,147,290	(1,045,598)	4,101,692
ProFund VP Short Dow 30	7,000	21	—	21
ProFund VP Short Emerging Markets	857,000	8,897	—	8,897
ProFund VP Short International	2,994,000	17,489	—	17,489
ProFund VP Short Mid-Cap	90,000	113	—	113
ProFund VP Short Nasdaq-100	16,720,006	—	(61,338)	(61,338)
ProFund VP Short Small-Cap	3,106,000	—	(26,214)	(26,214)
ProFund VP Small-Cap	9,532,119	2,197,245	(1,424,098)	773,147
ProFund VP Small-Cap Growth	11,364,354	3,768,712	(1,169,290)	2,599,422
ProFund VP Small-Cap Value	19,972,544	3,301,102	(4,774,977)	(1,473,875)
ProFund VP Technology	6,506,822	20,842,019	(2,453,878)	18,388,141
ProFund VP Telecommunications	3,783,646	971,479	(880,358)	91,121
ProFund VP UltraBull	4,835,788	5,676,526	(537,038)	5,139,488
ProFund VP UltraMid-Cap	6,608,691	2,390,339	(613,501)	1,776,838
ProFund VP UltraNasdaq-100	31,695,864	42,015,209	(3,139,091)	38,876,118
ProFund VP UltraShort Dow 30	4,000	24	—	24
ProFund VP UltraShort Nasdaq-100	15,265,000	—	(109,145)	(109,145)
ProFund VP UltraSmall-Cap	11,231,151	3,055,169	(1,818,253)	1,236,916
ProFund VP U.S. Government Plus	9,150,066	3,027	(546,937)	(543,910)
ProFund VP Utilities	22,078,327	18,817,704	(2,472,486)	16,345,218

420 :: Notes to Financial Statements :: December 31, 2022

8. Stock Splits and Reverse Share Splits

Effective December 14, 2020, the ProFund VP UltraNasdaq-100 underwent a 2-for-1 share split, the ProFund VP Short Small-Cap, ProFund VP UltraBull, ProFund VP UltraShort Nasdaq-100 each underwent a 1-for-4 reverse share split and the ProFund VP UltraShort Dow 30 underwent a 1-for-5 reverse share split.

Effective November 18, 2019, the ProFund VP Internet underwent a 3-for-1 share split, the ProFund VP Short Dow 30, the ProFund VP Short International, and the ProFund VP Short Nasdaq-100 each underwent a 1-for-4 reverse share split, and the ProFund VP UltraShort Dow 30 underwent a 1-for-8 reverse share split.

The effect of the share split transactions was to multiply the number of outstanding shares of the ProFund VP by the respective split factor, with a corresponding decrease in net asset value per share; and the effect of the reverse share split transactions was to divide the number of outstanding shares of the ProFunds VP by the respective reverse split factor, with a corresponding increase in the net asset value per share. These transactions did not change the net assets of these ProFunds VP or the value of a shareholder's investment.

The historical share transactions presented in the Statements of Changes in Net Assets and per share data presented in the Financial Highlights have been adjusted retroactively to give effect to the share splits and reverse share splits.

9. Shareholder Concentration

Ownership of more than 25% of the voting securities for a fund creates presumptions of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2022, the Advisor was deemed a significant shareholder of each of ProFund VP Dow 30, ProFund VP Short Dow 30, and ProFund VP UltraShort Dow 30 as the Advisor's ownership of total shares outstanding of each ProFund VP was 44%, 65%, and 92% respectively.

10. Subsequent Events

On December 13, 2022, the Board of Trustees approved a Plan of Liquidation and Termination for the Telecommunications UltraSector ProFund. Effective February 7, 2023, the Telecommunications UltraSector ProFund was liquidated and closed. Subsequently, the total number of separate investment portfolios in the Trust was reduced from 117 to 116.

Also on December 13, 2022, the Board of Trustees approved plans to change the underlying benchmark indices of certain Sector ProFunds VP to S&P Select Indices as follows:

ProFund VP	Current Index	New Index
ProFund VP Banks	Dow Jones U.S. Banks Index	S&P Banks Select Industry Index
ProFund VP Basic Materials	Dow Jones U.S. Basic Materials Index	S&P Materials Select Sector Index
ProFund VP Biotechnology	Dow Jones U.S. Biotechnology Index	S&P Biotechnology Select Industry Index
ProFund VP Consumer Goods	Dow Jones U.S. Consumer Goods Index	S&P Consumer Staples Select Sector Index
ProFund VP Consumer Services	Dow Jones U.S. Consumer Services Index	S&P Consumer Discretionary Select Sector Index
ProFund VP Financials	Dow Jones U.S. Financials Index	S&P Financial Select Sector Index
ProFund VP Health Care	Dow Jones U.S. Health Care Index	S&P Health Care Select Sector Index
ProFund VP Industrials	Dow Jones U.S. Industrials Index	S&P Industrials Select Sector Index
ProFund VP Oil & Gas	Dow Jones U.S. Oil & Gas Index	S&P Energy Select Sector Index
ProFund VP Pharmaceuticals	Dow Jones U.S. Select Pharmaceuticals Index	S&P Pharmaceuticals Select Industry Index
ProFund VP Real Estate	Dow Jones U.S. Real Estate Index	S&P Real Estate Select Sector Index
ProFund VP Telecommunications	Dow Jones U.S. Select Telecommunications Index	S&P Communication Services Select Sector Index
ProFund VP Technology	Dow Jones U.S. Technology Index	S&P Technology Select Sector Index
ProFund VP Utilities	Dow Jones U.S. Utilities Index	S&P Utilities Select Sector Index

These benchmark changes will also result in name changes for the following ProFunds VP:

Current Name	New Name
ProFund VP Basic Materials	ProFund VP Materials
ProFund VP Consumer Goods	ProFund VP Consumer Staples
ProFund VP Consumer Services	ProFund VP Consumer Discretionary
ProFund VP Oil & Gas	ProFund VP Energy
ProFund VP Telecommunications	ProFund VP Communication Services

The Advisor believes that the benchmark change will align these sector funds with leading S&P sector and industry indices that utilize the Global Industry Classification Standard (GICS), enabling investors to more effectively integrate them into their portfolios. The benchmark changes and corresponding ProFund VP name changes (as applicable) are anticipated to take effect after the market close on March 17, 2023.

Effective March 13, 2023 the ProFund VP UltraShort Nasdaq-100 will undergo a 1-for-5 reverse share split. The effect of the reverse share split transactions will be to divide the number of outstanding shares of the ProFund VP by the respective reverse split factor, with a corresponding increase in the net asset value per share. These transactions will not change the net assets of this ProFund VP or the value of a shareholder's investment.

December 31, 2022 :: Notes to Financial Statements :: 421

Since the effective date of the reverse share split is after the issuance date of this report, neither the Statements of Changes in Net Assets nor the per share data presented in the Financial Highlights have been retroactively adjusted to give effect to the reverse share split. Such retroactive adjustments will be presented in the ProFund VP's next registration statement to be dated on or about May 1, 2023.

The ProFunds VP have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no additional subsequent events to report that would have a material impact on the ProFunds VP's financial statements.

422 :: Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ProFunds and Shareholders of each of the fifty-one funds listed below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed below (fifty-one of the funds constituting ProFunds, hereafter collectively referred to as the "Funds") as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022, and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

ProFund Access VP High Yield

ProFund VP Asia 30

ProFund VP Banks

ProFund VP Basic Materials

ProFund VP Bear

ProFund VP Biotechnology

ProFund VP Bull

ProFund VP Consumer Goods

ProFund VP Consumer Services

ProFund VP Dow 30

ProFund VP Emerging Markets

ProFund VP Europe 30

ProFund VP Falling U.S. Dollar

ProFund VP Financials

ProFund VP Government Money Market

ProFund VP Health Care

ProFund VP Industrials

ProFund VP International

ProFund VP Internet

ProFund VP Japan

ProFund VP Large-Cap Growth

ProFund VP Large-Cap Value

ProFund VP Mid-Cap

ProFund VP Mid-Cap Growth

ProFund VP Mid-Cap Value

ProFund VP Nasdaq-100

ProFund VP Oil & Gas

ProFund VP Pharmaceuticals

ProFund VP Precious Metals

ProFund VP Real Estate

ProFund VP Rising Rates Opportunity

ProFund VP Semiconductor

ProFund VP Short Dow 30

ProFund VP Short Emerging Markets

ProFund VP Short International

ProFund VP Short Mid-Cap

ProFund VP Short Nasdaq-100

ProFund VP Short Small-Cap

ProFund VP Small-Cap

ProFund VP Small-Cap Growth

ProFund VP Small-Cap Value

ProFund VP Technology

ProFund VP Telecommunications

ProFund VP U.S. Government Plus

ProFund VP UltraBull

ProFund VP UltraMid-Cap

ProFund VP UltraNasdaq-100

ProFund VP UltraShort Dow 30

ProFund VP UltraShort Nasdaq-100

ProFund VP UltraSmall-Cap

ProFund VP Utilities

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2023

We have served as the auditor of one or more investment companies in ProFunds and ProShares Trust group since 1997.

Additional Tax Information (unaudited) :: 423

Other Federal Income Tax Information:

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended December 31, 2022, qualify for the corporate dividends received deduction for the following ProFunds VP:

Dividend Received Deduction
ProFund VP Banks	100.00%
ProFund VP Basic Materials	100.00%
ProFund VP Biotechnology	100.00%
ProFund VP Bull	16.22%
ProFund VP Consumer Goods	70.56%
ProFund VP Consumer Services	100.00%
ProFund VP Financials	100.00%
ProFund VP Health Care	100.00%
ProFund VP Industrials	100.00%
ProFund VP Large-Cap Growth	100.00%
ProFund VP Mid-Cap Growth	24.02%
ProFund VP Mid-Cap Value	40.25%
ProFund VP Nasdaq-100	5.43%
ProFund VP Oil & Gas	100.00%
ProFund VP Pharmaceuticals	100.00%
ProFund VP Semiconductor	23.03%
ProFund VP Small-Cap	10.81%
ProFund VP Small-Cap Growth	31.68%
ProFund VP Small-Cap Value	21.66%
ProFund VP Technology	23.51%
ProFund VP Telecommunications	100.00%
ProFund VP UltraBull	7.45%
ProFund VP UltraMid-Cap	3.94%
ProFund VP UltraNasdaq-100	1.51%
ProFund VP UltraSmall-Cap	4.05%
ProFund VP Utilities	100.00%

For the fiscal year ended December 31, 2022, the amount of long-term capital gain designated by the ProFunds VP were as follows:

Long-Term Capital Gain
ProFund VP Asia 30	$2,232,606
ProFund VP Basic Materials	53,432
ProFund VP Biotechnology	8,620,057
ProFund VP Bull	1,291,627
ProFund VP Consumer Goods	48,178
ProFund VP Consumer Services	139,786
ProFund VP Europe 30	138,048
ProFund VP Financials	116,404
ProFund VP Health Care	2,227,197
ProFund VP Industrials	115,158
ProFund VP Internet	3,971,476
ProFund VP Japan	296,292
ProFund VP Large-Cap Growth	3,618,565
ProFund VP Large-Cap Value	201,284
ProFund VP Mid-Cap	292,514
ProFund VP Mid-Cap Growth	2,534,042
ProFund VP Mid-Cap Value	1,426,381
ProFund VP Nasdaq-100	10,171,071
ProFund VP Pharmaceuticals	670,360
ProFund VP Real Estate	162,329
ProFund VP Semiconductor	26,089
ProFund VP Small-Cap	490,095
ProFund VP Small-Cap Growth	1,989,453
ProFund VP Small-Cap Value	1,973,977
ProFund VP Technology	5,172,582
ProFund VP UltraBull	948,359
ProFund VP UltraMid-Cap	589,136
ProFund VP UltraNasdaq-100	1,258,151
ProFund VP UltraSmall-Cap	639,688
ProFund VP Utilities	426,398

424 :: Additional Tax Information (unaudited)

For the fiscal year ended December 31, 2022, the amount of short-term capital gain designated by the ProFunds VP were as follows:

Short-Term Capital Gain
ProFund VP Basic Materials	$106,689
ProFund VP Biotechnology	197,061
ProFund VP Bull	4,194,088
ProFund VP Consumer Goods	481,307
ProFund VP Consumer Services	60,825
ProFund VP Dow 30	44,674
ProFund VP Europe 30	574,506
ProFund VP Financials	238,511
ProFund VP Health Care	364,507
ProFund VP Industrials	74,737
ProFund VP International	461,505
ProFund VP Japan	60,553
ProFund VP Large-Cap Growth	120,408
ProFund VP Mid-Cap	2,138,942
ProFund VP Mid-Cap Growth	455,295
ProFund VP Mid-Cap Value	679,795
ProFund VP Nasdaq-100	9,788,260
ProFund VP Pharmaceuticals	169,849
ProFund VP Real Estate	385,732
ProFund VP Semiconductor	671,419
ProFund VP Short Emerging Markets	13,998
ProFund VP Small-Cap	1,044,374
ProFund VP Small-Cap Growth	552,099
ProFund VP Small-Cap Value	1,850,347
ProFund VP Technology	1,317,218
ProFund VP UltraBull	2,078,580
ProFund VP UltraMid-Cap	3,468,388
ProFund VP UltraNasdaq-100	72,449,013
ProFund VP UltraSmall-Cap	2,923,886

December 31, 2022 (unaudited) :: Board Approval of Investment Advisory Agreement :: 425

At a meeting held on September 12-13, 2022, the Board of Trustees (the "Board") of ProFunds (the "Trust") considered the annual renewal of the Investment Advisory Agreement between ProFund Advisors LLC (the "Advisor") and the Trust, on behalf of each of its operational series (each a "Fund" and collectively the "Funds") (the "Advisory Agreement"). Certain Funds are designed to match, before fees and expenses, the performance of an underlying index both on a single day and over time (each a "Matching Fund" and, collectively, the "Matching Funds"). Certain other Funds are actively managed and are designed to meet a specified investment objective (each an "Active Fund" and, collectively, the "Active Funds"). Certain other Funds are "geared" funds that are designed to seek daily investment results, before fees and expenses, that correspond to the inverse (-1x), a multiple (i.e., 1.25x, 1.50x or 2x), or an inverse multiple (i.e., -1.25x or -2x) of the daily performance of an index or security (each a "Geared Fund" and, collectively, the "Geared Funds").

The Board did not identify any particular information that was most relevant to its consideration to approve the continuation of the Advisory Agreement and each Trustee may have afforded different weight to the various factors.

The Board received a memorandum from independent legal counsel to the Independent Trustees regarding the Board's responsibilities under state and federal law with respect to the Board's consideration of the renewal or approval of investment advisory agreements. The Independent Trustees were advised by their independent legal counsel throughout the process, including about the legal standards applicable to their review.

In response to a request from the Independent Trustees, the Advisor provided information for the Board to consider relating to the continuation of the Advisory Agreement, including information that addressed, among other things:

(i)	the nature, extent and quality of the services that were provided or proposed to be provided by the Advisor;
(ii)	the costs of the services to be provided and the profits realized by the Advisor;
(iii)	the investment performance of the Funds and the Advisor;
(iv)	the extent to which economies of scale might be realized as the Funds grow and whether fee levels reflect economies of scale, if any, for the benefit of Fund shareholders; and
(v)	other benefits to the Advisor and/or its affiliates from the relationship to the Funds.

It was noted that the Independent Trustees requested, and received, information from the Advisor concerning the Funds. In response to the request from the Independent Trustees, the Advisor provided information and reports relevant to the continuation of the Advisory Agreement, including, among other things:

•	information about the advisory services that were being provided by the Advisor with respect to the Funds;
•	the Advisor's Form ADV;
•	biographies of the employees of the Advisor who are primarily responsible for providing investment advisory services to the Funds;
•	information regarding each component of the contractual fee rates and actual fee rates for the prior fiscal year;
•	information regarding advisory fees earned versus advisory fees waived for previous periods;
•	performance information for prior periods;
•	comparative industry fee data;
•	information about fees and other amounts that were received by the Advisor and its affiliates for non-advisory services with respect to the Funds;
•	information regarding the Advisor's trade allocation and best execution policies and procedures;
•	information about the financial condition of the Advisor;
•	information regarding how the Advisor monitors each Fund's compliance with regulatory requirements and Trust procedures; and
•	the Advisor's reputation, expertise and resources.

The Trustees retained the services of an independent consultant to assist in selecting a universe of peer group funds for each Fund (the "Peer Group") with similar investment strategies, as well as to help them in evaluating information with respect to certain aspects of their review, including the reasonableness of fees paid by the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

In addition to the information provided and discussions that occurred at the meeting at which the Board took action regarding the renewal of the Advisory Agreement, the Board also considered information they received throughout the year as part of their regular oversight of the Funds.

Nature, Extent and Quality of the Advisor's Services

The Board reviewed the nature, extent and quality of the investment advisory services performed by the Advisor. The Board noted there were expected to be no significant differences between the scope of services provided by the Advisor in the past year and those to be provided in the upcoming year. The Board focused on the quality of the personnel and operations at the Advisor and the systems and processes required to manage the Funds effectively. In particular, the Board considered the following:

•	the investment objective of each Fund, the Advisor's description of the skills needed to manage each Fund and the Advisor's success in achieving the investment objectives of each Fund;
•	the key features of the Funds, including the unique asset classes and investment strategies of certain Funds, as well as the employment of optimization/sampling techniques necessary to manage certain Funds;
•	with respect to the Geared Funds, the fact that to maintain exposure consistent with each Geared Fund's daily investment objective, each Geared Fund needs to be rebalanced each day, an activity not typical of traditional index funds;
•	the size and experience of the Advisor's portfolio staff and the Advisor's ability to recruit, train and retain personnel with relevant experience and the specific expertise necessary to manage the Funds;
•	the structure of the portfolio staff compensation program and the incentives it is intended to provide;
•	the collateral, credit and cash management functions at the Advisor and the enhancements made in these areas;

426 :: Board Approval of Investment Advisory Agreement :: December 31, 2022 (unaudited)

•	the Advisor's development of investment strategies, including those involving the use of complex financial instruments and processes that maximize the Funds' ability to meet their stated investment objectives and minimize counterparty risk;
•	the Advisor's ability to monitor compliance with the Securities and Exchange Commission's liquidity rule, derivatives rule and valuation requirements, among other applicable regulatory requirements;
•	a significant investment in personnel and state-of-the-art technology that the Advisor has made over the course of several years and, recently, instituting certain technological upgrades that would generally improve capacity as well as technological upgrades that have continued to contribute to successful remote working conditions during the COVID-19 pandemic;
•	for certain Bitcoin-linked Funds, the Advisor's familiarity with digital assets and Bitcoin in particular, as well as processes related to assessing risk and liquidity with respect to investments in Bitcoin futures, the Advisor's familiarity with the market for Bitcoin futures and its ability to manage the Funds and obtain appropriate exposure in that market, and the potential benefits of a futures-based approach; and
•	information regarding allocation of Fund brokerage and the selection of counterparties for Fund portfolio transactions, as well as the Advisor's ability to negotiate generally favorable terms with swap counterparties on behalf of various Funds.

The Board considered that the Advisor oversees the operations of the Funds and provides compliance services to the Funds. The Board also reviewed the Advisor's compliance program, including specific activities associated with the Funds. The Board discussed the compliance program with the Funds' Chief Compliance Officer (the "CCO"). The Board and the CCO discussed the CCO's evaluation of the operation of the Advisor's compliance program, and efforts with respect to the Funds, changes made to the Advisor's compliance program since the CCO's last annual report to the Board, and whether the CCO believed additional enhancements to the compliance program were warranted. The Board discussed compliance issues reported to the Board during the prior year and the remediation of such issues. The Board discussed key risk areas identified by the CCO and how such risks are addressed by the compliance program.

Based upon its review, the Board, including all of the Independent Trustees, concluded with respect to each Fund that (i) the investment advisory services provided by the Advisor with respect to the Fund were of high quality, (ii) the Advisor achieved the investment goals of the Fund, (iii) the Advisor's services benefited the Fund's shareholders, particularly in light of the nature of the Fund and the services required to support each such Fund, and (iv) they were generally satisfied with the nature, quality and extent of services provided to the Fund by the Advisor.

Comparison of Services and Fees

The Advisor presented information about the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services provided, the costs of these services and the comparability to the fees paid by other investment companies, including mutual funds offering strategies similar in nature and extent to the Funds. The Board discussed the methodology used to prepare the comparative fee data for each Fund and the potential limitations of such data. The Board discussed the difficulty in compiling the comparative data and Peer Group information because, by design, many of the Funds are unique and few, if any, funds offering substantially similar investment objectives and strategies exist. The Board considered the Advisor's representation that it found the Peer Group compiled by the independent consultant to be appropriate but acknowledged the existence of certain differences between certain Funds and their peers. The Board noted that the methodology used to compile the Peer Group and comparative data was identical to that used in prior years. Notwithstanding the challenge associated with Peer Group and data compilation, the Board found the comparative information it received to be useful in its evaluation of the reasonableness of the Advisor's fees. The Advisor presented information about the significant drivers of cost and also examined the costs to investors to achieve the objectives of the Funds on their own and noted that it would be more expensive or impractical to do so.

The Board also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fees paid by the Funds after taking waivers and reimbursements into account.

The Board considered and discussed the sub-advisory fees charged and the services provided by the Advisor to the one mutual fund it serves as sub-adviser. The Board recognized that the scope of services provided by the Advisor to the mutual fund is narrower than the services provided to the Funds for several reasons, including that the Advisor performs only services delegated to it by the investment adviser to the mutual fund and does not provide other services like daily cash management, collateral management and counterparty management. The Board noted that for these reasons it is difficult to make comparisons of fees charged to the sub-advised mutual fund and the Funds.

The Board also recognized that it is difficult to make comparisons of fees across fund complexes because there may be variations in services that are included in the fees paid by other mutual funds.

The Board, including all of the Independent Trustees, concluded that, with respect to the Funds, the investment advisory fees and any other compensation payable to the Advisor were reasonable in relation to the nature and quality of the services provided and that the continuation of the Advisory Agreement was in the best interests of the shareholders of the Funds.

Investment Performance of the Funds and the Advisor

The Board considered total return information for each Fund and focused on the correlation of returns to benchmark information for each Geared Fund for the 3-month, 1-year, 5-year, 10-year and since inception periods ended June 30, 2022, as applicable. The Board also considered performance information provided at regular Board meetings throughout the year. The Board noted that correlation of returns for each Geared Fund remained strong during the applicable periods and that Geared Fund performance versus target performance was generally within expected ranges. The Board further noted that Matching Fund performance versus benchmark index performance was also generally within expected ranges during the applicable periods. The Board noted that, given

December 31, 2022 (unaudited) :: Board Approval of Investment Advisory Agreement :: 427

the nature of the Funds that are Matching Funds or Geared Funds, the correlation of such Fund's performance with the performance of its underlying benchmark (or a relevant inverse or multiple thereof) was a more meaningful factor than the Fund's total return.

With regard to the Active Funds, the Board considered that, for the one-year, three-year, five-year and ten-year periods ended June 30, 2022, the Access Flex Bear High Yield ProFund underperformed its Peer Group and benchmark index. In regard to the Access Flex High Yield ProFund, the Board considered that for each of the one-year, three-year and five-year periods ended June 30, 2022, the Fund outperformed its Peer Group and benchmark index, and underperformed its Peer Group and benchmark index for the ten-year period ended June 30, 2022.

With regard to the Access VP High Yield Fund, the Board noted that for each of the one-year-, three-year, five-year and ten-year periods ended June 30, 2022, the Fund outperformed its Peer Group. The Fund outperformed its benchmark index for the one-year period and underperformed its benchmark index for the three-year, five-year and ten-year periods.

With regard to the Bitcoin Strategy ProFund, the Board noted that for the since inception period ended June 30, 2022, the Fund slightly outperformed its benchmark index and Peer Group average and universe average.

After reviewing the performance of the Funds, the Board, including the Independent Trustees, concluded, in light of the foregoing factors, that the performance of the Funds was satisfactory.

Profitability

The Board considered and discussed with representatives of the Advisor the significant drivers of cost incurred by or expected to be incurred by the Advisor in managing the Funds, including, but not limited to, intellectual capital, regulatory compliance, daily portfolio rebalancing of the Geared Funds, and entrepreneurial risk, and considered the costs that investors likely would incur if they independently sought to achieve the objectives of the Funds. The Board considered and discussed with representatives of the Advisor the profitability to the Advisor of its management of each of the Funds. The Board also discussed the Advisor's profit margin, including the expense allocation methodology used in the Advisor's profitability analysis. It was noted that the methodology for determining profitability was conducted in a similar fashion as the prior year.

The Independent Trustees met in executive session to discuss and evaluate the information provided by the Advisor and the independent consultant. Among other things, the Independent Trustees reviewed information regarding the financial condition and profitability of the Advisor, including the methodologies involved in calculating profitability.

Based on its review, the Board, including all of the Independent Trustees, concluded that the profitability to the Advisor of the Advisory Agreement was reasonable in light of the services and benefits provided to each Fund.

Economies of Scale

The Board discussed with representatives of the Advisor potential economies of scale in connection with the management and operation of each Fund as well as the effect of the contractual expense limitations undertaken by the Advisor. The Board considered that each Fund covered by the Advisory Agreement pays the Advisor an annual investment advisory fee of 0.75% of average daily net assets (other than the Ultra Japan ProFund and the UltraShort Japan ProFund, each of which pay 0.90%, the Nasdaq-100 ProFund which pays 0.70%, the ProFund V.P. U.S. Government Plus, which pays 0.50% and the Bitcoin Strategy ProFund which pays 0.45%).

The Board considered that, subject to the condition that the aggregate daily net assets of the Trust be equal to or greater than $10 billion, the Advisor has agreed to reduce each Fund's annual investment advisory fee by 0.025% on assets in excess of $500 million up to $1 billion, 0.05% on assets in excess of $1 billion up to $2 billion and 0.075% on assets in excess of $2 billion. The Board considered that for the periods presented, none of the Funds were subject to advisory fee reductions as a result of breakpoint fee reductions.

The Board indicated to the Advisor that it will continue to consider and evaluate on an ongoing basis potential economies of scale and how Fund shareholders might benefit from those economies of scale.

Other Benefits

The Board also considered the Advisor's non-advisory services, including those performed under a separate Management Services Agreement. The Board considered the fact that the Geared Funds' shareholders, and the shareholders of certain Matching Funds, tend to be active traders, which adds a level of complexity to the management of those Funds as the Advisor needs to account for significant asset flows in and out of the Funds. The Board also considered any indirect, or "fall-out," benefits that the Advisor or its affiliates derived from their relationship to the Funds but concluded that such benefits were relatively insignificant.

The Board considered that ProFund Distributors, Inc., a wholly-owned subsidiary of the Advisor, earns fees from the Funds for providing services under a Distribution and Shareholder Services Plan.

Conclusions

Based on, but not limited to, the above considerations and determinations, the Board, including all of the Independent Trustees, determined that the Agreement for the Funds is fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rates to be paid, the Advisor's expenses and such other matters as the Board considered relevant in the exercise of its business judgement. Accordingly, the Board concluded that the continuation of the Advisory Agreement was in the best interests of the shareholders of the Funds. On this basis, the Board unanimously voted in favor of the renewal of the Advisory Agreement.

This Page Intentionally Left Blank

Expense Examples

430 :: Expense Examples (unaudited)

As a ProFund VP shareholder, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution fees; and other ProFund VP expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a ProFund VP and to compare these costs with the ongoing cost of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. These examples also do not reflect fees associated with insurance company or insurance contracts. If those fees were reflected, expenses would be higher.

Actual Expenses

The actual examples are based on an investment of $1,000 invested at the beginning of a six-month period and held for the entire period ended December 31, 2022.

The columns below under the heading entitled "Actual" provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purpose

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held for the entire period ended December 31, 2022.

The columns below under the heading entitled "Hypothetical" provide information about hypothetical account values and hypothetical expenses based on each ProFund VP's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each ProFund VP's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your ProFund VP and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

			Actual		Hypothetical (5% return before expenses)
	Annualized Expense Ratio During Period	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period(1)	Ending Account Value 12/31/22	Expenses Paid During Period(1)
ProFund Access VP High Yield	1.68%	$1,000.00	$1,043.60	$8.65	$1,016.74	$8.54
ProFund VP Asia 30	1.69%	1,000.00	882.70	8.02	1,016.69	8.59
ProFund VP Banks	1.68%	1,000.00	1,059.00	8.72	1,016.74	8.54
ProFund VP Basic Materials	1.68%	1,000.00	1,087.50	8.84	1,016.74	8.54
ProFund VP Bear	1.68%	1,000.00	970.90	8.35	1,016.74	8.54
ProFund VP Biotechnology	1.66%	1,000.00	1,092.10	8.75	1,016.84	8.44
ProFund VP Bull	1.68%	1,000.00	1,014.00	8.53	1,016.74	8.54
ProFund VP Consumer Goods	1.68%	1,000.00	946.70	8.24	1,016.74	8.54
ProFund VP Consumer Services	1.68%	1,000.00	1,006.70	8.50	1,016.74	8.54
ProFund VP Dow 30	1.62%	1,000.00	1,075.90	8.48	1,017.04	8.24
ProFund VP Emerging Markets	1.68%	1,000.00	978.10	8.38	1,016.74	8.54
ProFund VP Europe 30	1.67%	1,000.00	1,023.60	8.52	1,016.79	8.49
ProFund VP Falling U.S. Dollar	1.68%	1,000.00	1,009.40	8.51	1,016.74	8.54
ProFund VP Financials	1.68%	1,000.00	1,049.50	8.68	1,016.74	8.54
ProFund VP Government Money Market	0.72%	1,000.00	1,010.10	3.65	1,021.58	3.67
ProFund VP Health Care	1.68%	1,000.00	1,054.70	8.70	1,016.74	8.54
ProFund VP Industrials	1.68%	1,000.00	1,090.10	8.85	1,016.74	8.54
ProFund VP International	1.68%	1,000.00	1,040.90	8.64	1,016.74	8.54
ProFund VP Internet	1.69%	1,000.00	964.70	8.37	1,016.69	8.59
ProFund VP Japan	1.68%	1,000.00	986.80	8.41	1,016.74	8.54
ProFund VP Large-Cap Growth	1.68%	1,000.00	967.50	8.33	1,016.74	8.54
ProFund VP Large-Cap Value	1.68%	1,000.00	1,060.90	8.73	1,016.74	8.54
ProFund VP Mid-Cap	1.68%	1,000.00	1,070.00	8.77	1,016.74	8.54
ProFund VP Mid-Cap Growth	1.68%	1,000.00	1,070.80	8.77	1,016.74	8.54
ProFund VP Mid-Cap Value	1.68%	1,000.00	1,073.60	8.78	1,016.74	8.54
ProFund VP Nasdaq-100	1.68%	1,000.00	945.10	8.24	1,016.74	8.54
ProFund VP Oil & Gas	1.68%	1,000.00	1,237.20	9.47	1,016.74	8.54
ProFund VP Pharmaceuticals	1.68%	1,000.00	976.40	8.37	1,016.74	8.54
ProFund VP Precious Metals	1.68%	1,000.00	1,017.50	8.54	1,016.74	8.54
ProFund VP Real Estate	1.68%	1,000.00	927.10	8.16	1,016.74	8.54

Expense Examples (unaudited) :: 431

			Actual		Hypothetical (5% return before expenses)
	Annualized Expense Ratio During Period	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period(1)	Ending Account Value 12/31/22	Expenses Paid During Period(1)
ProFund VP Rising Rates Opportunity	1.68%	$1,000.00	$1,183.80	$9.25	$1,016.74	$8.54
ProFund VP Semiconductor	1.69%	1,000.00	985.50	8.46	1,016.69	8.59
ProFund VP Short Dow 30	1.68%	1,000.00	920.40	8.13	1,016.74	8.54
ProFund VP Short Emerging Markets	1.68%	1,000.00	992.60	8.44	1,016.74	8.54
ProFund VP Short International	1.68%	1,000.00	943.90	8.23	1,016.74	8.54
ProFund VP Short Mid-Cap	1.68%	1,000.00	914.00	8.10	1,016.74	8.54
ProFund VP Short Nasdaq-100	1.68%	1,000.00	1,026.50	8.58	1,016.74	8.54
ProFund VP Short Small-Cap	1.68%	1,000.00	947.50	8.25	1,016.74	8.54
ProFund VP Small-Cap	1.68%	1,000.00	1,029.70	8.59	1,016.74	8.54
ProFund VP Small-Cap Growth	1.68%	1,000.00	1,026.00	8.58	1,016.74	8.54
ProFund VP Small-Cap Value	1.68%	1,000.00	1,028.90	8.59	1,016.74	8.54
ProFund VP Technology	1.69%	1,000.00	928.20	8.21	1,016.69	8.59
ProFund VP Telecommunications	1.68%	1,000.00	975.60	8.37	1,016.74	8.54
ProFund VP UltraBull	1.62%	1,000.00	992.80	8.14	1,017.04	8.24
ProFund VP UltraMid-Cap	1.68%	1,000.00	1,103.90	8.91	1,016.74	8.54
ProFund VP UltraNasdaq-100	1.68%	1,000.00	846.70	7.82	1,016.74	8.54
ProFund VP UltraShort Dow 30	1.39%	1,000.00	827.10	6.40	1,018.20	7.07
ProFund VP UltraShort Nasdaq-100	1.68%	1,000.00	965.80	8.32	1,016.74	8.54
ProFund VP UltraSmall-Cap	1.68%	1,000.00	1,017.10	8.54	1,016.74	8.54
ProFund VP U.S. Government Plus	1.38%	1,000.00	822.20	6.34	1,018.25	7.02
ProFund VP Utilities	1.68%	1,000.00	1,015.40	8.53	1,016.74	8.54

(1)	Expenses are equal to the average account value, multiplied by the ProFund VP's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

432 :: Trustees and Executive Officers (unaudited)

Name, Address, and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Operational Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

William D. Fertig c/o ProFunds Trust 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present).	ProFunds (117); ProShares Trust (121)	Context Capital

Russell S. Reynolds, III c/o ProFunds Trust 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	RSR Partners, Inc. (Executive Recruitment and Corporate Governance Consulting): Managing Director (February 1993 to present).	ProFunds (117); ProShares Trust (121)	RSR Partners, Inc.

Michael C. Wachs c/o ProFunds Trust 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	Linden Lane Capital Partners LLC (Real Estate Investment and Development): Managing Principal (2010 to present).	ProFunds (117); ProShares Trust (121)	NAIOP (the Commercial Real Estate Development Association)

Interested Trustee

Michael L. Sapir** 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman of the Board	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (April 1997 to present); ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC (June 2008 to present).	ProFunds (117); ProShares Trust (121)

*	The "Fund Complex" consists of all operational registered investment companies under the 1940 Act that are advised by ProFund Advisors LLC and any operational registered investment companies that have an investment adviser that is an affiliated person of ProFund Advisors LLC. Investment companies that are non-operational (and therefore, not publicly offered) as of the date of this report are excluded from these figures.
**	Mr. Sapir is an "interested person," as defined by the 1940 Act, because of his ownership interest in the Advisor.

Name, Address, and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Executive Officers

Todd B. Johnson 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Advisor and ProShare Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present).

Victor M. Frye, Esq. 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; September 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present) and ProShare Advisors LLC (December 2004 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present); Chief Compliance Officer of ProFunds Distributors, Inc. (July 2015 to present).

Richard F. Morris 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present	General Counsel of the Advisor, ProShare Advisors, and ProShare Capital Management LLC (December 2015 to present); Chief Legal Officer of ProFunds Distributors, Inc. (December 2015 to present); Partner at Morgan Lewis & Bockius, LLP (October 2012 to November 2015).

Denise Lewis 4400 Easton Commons, Suite 200 Columbus, OH 43219 Birth Date: 10/63	Treasurer	Indefinite; June 2022 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (August 2020 to present); Director, Bank of New York Mellon (September 2015 – October 2019).

The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 888-776-3637.

P.O. Box 182800
Columbus, OH 43218-2800

This report is submitted for the general information of the shareholders of the ProFunds VP. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, please call toll-free 888-776-5717.

A description of the policies and procedures that the ProFunds VP uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 888-776-3637; and on the Securities and Exchange Commission's website at sec.gov. Information regarding how the ProFund VP voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available. (i) without change by calling toll-free 888-776-3637; (ii) on the ProFunds' VP website at ProFunds.com; and (iii) on the Commission's website at sec.gov.

ProFunds VP files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Funds in this report are available without charge on the Commission's website at sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

12/22

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 13(a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are William D. Fertig and Michael C. Wachs, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

2022 $708,000
2021 $666,000

The fees relate to the audit of the registrants’ annual financial statements paid to PricewaterhouseCoopers LLP.

(b)	Audit-Related Fees:

2022 $0
2021 $0

(c)	Tax Fees:

2022 $199,200
2021 $190,300

The fees relate to the preparation of the registrant’s tax returns and review of income and capital gain distribution calculations paid to PricewaterhouseCoopers LLP.

(d)	All Other Fees:

2022 $0
2021 $0

(e)(1)    The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Trust and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Trust officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

The Trust will use a combination of the two approaches for pre-approving proposed services: (1) the proposed service be specifically pre-approved by the Audit Committee (“specific pre-approval”) or (2) may be pre-approved without consideration of specific case-by-case services by the audit committee (“general pre-approval”). Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any proposed services exceeding pre-approved cost levels will also require specific pre-approval by the Audit Committee.

(e)(2)    No Services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable as less than 50%.

(g)	2022 $199,200
2021 $190,300

These aggregate fees were billed in the Reporting Periods for non-audit services by the principal accountant to the Registrant and Fund Management.

(h) Not applicable.

(i)  Not applicable.

(j)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)  Not Applicable

(b)  Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)  File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)  The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)  Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)  Not applicable.

(a)(4)  Not applicable.

(b)  Certifications pursuant to Rule 30a-2(b) are furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ProFunds

By (Signature and Title)*	/s/ Denise Lewis

Denise Lewis, Treasurer and Principal Financial Officer

Date	March 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Todd B. Johnson

Todd B. Johnson, President and Principal Executive Officer

Date	March 7, 2023

By (Signature and Title)*	/s/ Denise Lewis

Denise Lewis, Treasurer and Principal Financial Officer

Date	March 1, 2023

* Print the name and title of each signing officer under his or her signature.